UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor	David C. Mahaffey, Esq.
c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through December 31, 2014

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -3.10%, -3.34%, and -3.19%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -3.87%.

MARKET ENVIRONMENT / CONDITIONS

Those investing in world equity markets from a base in the U.S. will probably feel quite mixed about 2014. On the one hand, the U.S. market delivered excellent returns as, despite occasional setbacks, belief in the economic recovery continued to grow. Such was the generally favorable mood that the Federal Reserve took the decision to first reduce, and then eventually halt, its bond buying program. The positive tone, combined with other factors such as continuing low interest rates, helped the U.S. stock market to reach record highs during the period.

However, strength in the U.S. extended to the dollar, which rose strongly against all other major currencies in 2014, hampering the returns earned from international markets. With the exception of Canada, which eked out a marginal gain, all international regions (Europe ex-United Kingdom (“U.K.”), Developed Asia Pacific, Emerging Markets and the U.K.) delivered negative returns in U.S. dollar terms during the year.

If we consider market results in local currencies, the picture was somewhat rosier, with most major investment markets delivering positive returns over the period as a whole. This outcome could be attributed to several factors including increasing investor confidence, some signs of improvement in the economic backdrop, and the continuation of loose monetary policy in many developed countries.

The year saw greater optimism over prospects for the U.K., where economic data suggested that growth was improving. Although some areas of weakness remained and equity markets were virtually flat, even in local currency terms, the tone on the whole was favorable. European markets also saw growing investor confidence through the year, but economic recovery remained weak in the Eurozone, with data from Germany and France particularly disappointing. The European Central Bank eventually announced further supportive measures in an attempt to generate a sustained upturn, but resurgent concerns at the end of the year about a possible Greek exit from the Eurozone did nothing to help market sentiment.

In Japan, the government moved to implement the third of Prime Minister Abe’s ‘three arrows’, aimed at structural reform and creating a basis for the fragile economic recovery to gather pace. However, the pace of change was slower than many had hoped and, towards the end of the period, Abe called a snap election two years ahead of schedule, in a bid to secure a stronger mandate to enact his policies. He was returned to power with a substantial majority, giving him the authority to resume his economic plan.

Although there were several flashpoints around the world, notably in the Middle East and Ukraine, and these situations created uncertainty in terms of global security, they had a limited impact on major investment markets for most of the year. However, a sharp fall in the oil price in the latter part of the period and the resulting weakness in the Russian currency were of greater concern to investors and caused an increase in volatility.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Due to the bottom-up nature of the Portfolio, the majority of relative performance was driven by stock selection. Specifically, stock selection in Emerging Markets, Developed Asia, and Europe helped relative performance while stock selection in the U.K. detracted.

In terms of contributors, the Portfolio was helped by holdings in a range of sectors, including Industrials and Financials. Within the Industrials sector, aerospace holdings Ryanair (Ireland), the European low cost airline and Embraer (Brazil), the airplane manufacturer, were contributors. While lower oil prices are beneficial to those involved with air travel, Ryanair’s performance is largely attributable to good demand growth and robust ticket pricing on the back of the company’s new focus on customer service.

Financials holdings that were helpful to the Portfolio included property and casualty insurance company Fairfax Financial (Canada) and the stock exchange group Hong Kong Exchanges and Clearing (Hong Kong). The launch of the Shanghai-Hong Kong Connect scheme in November 2014 established mutual stock market access between mainland China and Hong Kong, and represents a significant step towards China opening up its financial system to the rest of the world, via Hong Kong.

Elsewhere, the Portfolio’s overweight position in Information Technology (“IT”) was helpful and internet companies Baidu (China) and MercadoLibre (Brazil) performed well, as did semiconductor manufacturer, TSMC (Taiwan). There were, however, some detractors in the IT space, including the Russian internet search business, Yandex (Russia), which was a new holding during the year.

The Portfolio’s Russian holdings were weak across the board as Western sanctions relating to events in Ukraine, and a falling oil price and currency have hurt the Russian economy. Despite commercial bank Sberbank (Russia) retaining many of the bottom-up attractions that first drew us to the stock (including an overwhelmingly dominant market share in a very under-banked country), the macro-economic environment is now more challenging for the banking sector and we sold the holding at the end of the year. The proceeds were reinvested in Yandex (Russia), which dominates Russia’s growing internet search arena.

The falling oil price has seen broad-based weakness in the Energy sector and while the Portfolio’s underweight in the sector was helpful, its holdings in Tullow Oil (U.K.), Seadrill (Norway) and Petrofac (U.K.) detracted.

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

We did not make significant changes to the Portfolio over the year and the output of our bottom-up stock selection is a Portfolio with the largest overweight positions in Industrials and IT, and the largest underweight positions in Financials, Energy and Health Care.

The Industrials sector has a wide assortment of companies that we find attractive, from Ryanair and Embraer (mentioned above) to the industrial compressor business Atlas Copco (Sweden), to distributors Brenntag (Germany) and Wolseley (U.K.). New Industrials holdings added during the year were Copa Holdings (Panama) and MTU Aerospace (Germany). Copa is an airline operating flights through Panama to various parts of the Americas. It dominates these routes, is able to charge premium prices to customers given the lack of alternatives, and is well placed to grow in an environment where competitors are consolidating and even reducing capacity. MTU Aerospace operates in an industry characterized by high barriers to entry: it manufactures components for aircraft engines, as well as supplying spare parts for existing engines and offering overhaul services to airlines.

The IT sector is also very wide, and the Portfolio’s holdings span semiconductor design and manufacturing, mobile handsets, internet search, and enterprise software, amongst other areas, with exposure to a range of geographical markets. One sale during the year was Trend Micro (Japan), a maker of anti-virus computer and internet security software whose business model, while very profitable currently, is under pressure from new competitive threats.

We sold China Mobile (China), the dominant Chinese telecoms provider, due to rising competitive pressures and questionable capital allocation. This increases the Portfolio’s underweight position in the Telecommunications sector, an area where we have long struggled to find attractive growth companies.

The Portfolio has also maintained an underweight to Japan for some time. As a growth manager we have struggled to find attractive holdings within a domestic market experiencing deflation and deleveraging, while the past strength of the Yen and competition from China have challenged Japan’s large exporters. At year end, we remained cautious with regards to the eventual success of ‘Abenomics’ but going forward will continue to watch progress and crucially, search for attractive companies with good prospects for growth.

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-3.10	2.83	1.75
Class B	-3.34	2.54	1.49
Class E	-3.19	2.68	1.60
MSCI All Country World ex-U.S. Index	-3.87	4.43	5.13

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Naspers, Ltd. - N Shares	3.2
Taiwan Semiconductor Manufacturing Co., Ltd.	3.1
Nestle S.A.	2.7
Samsung Electronics Co., Ltd.	2.6
Svenska Handelsbanken AB - A Shares	2.3
Ryanair Holdings plc (ADR)	2.1
Atlas Copco AB - B Shares	2.0
Fairfax Financial Holdings, Ltd.	1.9
Baidu, Inc. (ADR)	1.9
Rio Tinto plc	1.9

Top Countries

% of Net Assets
United Kingdom	20.8
Japan	9.6
Germany	6.5
Ireland	5.4
South Korea	5.2
Sweden	5.0
Taiwan	4.0
South Africa	3.7
Switzerland	3.5
France	3.4

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.75%	$1,000.00	$937.60	$3.66
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B(a)	Actual	1.00%	$1,000.00	$936.70	$4.88
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

Class E(a)	Actual	0.90%	$1,000.00	$937.00	$4.39
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Argentina—1.7%
MercadoLibre, Inc. (a)	248,238	$31,692,546

Australia—2.5%
Brambles, Ltd.	2,453,692	21,130,880
Cochlear, Ltd. (a)	254,010	16,031,342
Treasury Wine Estates, Ltd.	2,544,228	9,897,408

		47,059,630

Brazil—1.9%
Embraer S.A. (ADR)	542,616	20,000,826
Itau Unibanco Holding S.A. (ADR)	1,288,925	16,768,914

		36,769,740

Canada—2.9%
Cenovus Energy, Inc.	318,499	6,571,201
Fairfax Financial Holdings, Ltd.	70,650	37,020,405
Ritchie Bros. Auctioneers, Inc. (a)	443,057	11,913,803

		55,505,409

China—3.1%
Baidu, Inc. (ADR) (b)	161,600	36,839,952
Sun Art Retail Group, Ltd. (a)	6,227,000	6,158,974
Want Want China Holdings, Ltd. (a)	12,275,626	16,103,762

		59,102,688

Denmark—3.2%
DSV A/S	747,876	22,719,306
Novo Nordisk A/S - Class B	463,399	19,607,154
Novozymes A/S - B Shares	456,837	19,166,987

		61,493,447

Finland—2.8%
Kone Oyj - Class B (a)	557,213	25,307,746
Sampo Oyj - A Shares	583,314	27,351,357

		52,659,103

France—3.4%
Edenred (a)	541,183	15,027,078
Essilor International S.A. (a)	228,234	25,406,247
Lafarge S.A.	353,083	24,780,899

		65,214,224

Germany—6.5%
Brenntag AG	317,244	17,851,117
Continental AG	130,056	27,617,718
Deutsche Boerse AG	404,503	28,988,321
MTU Aero Engines AG	132,264	11,548,451
SAP SE	340,654	24,086,109
Sky Deutschland AG (a) (b)	1,621,502	13,229,012

		123,320,728

Hong Kong—3.0%
Hang Seng Bank, Ltd.	1,215,900	20,217,275

Hong Kong—(Continued)
Hong Kong Exchanges and Clearing, Ltd.	1,657,200	36,456,203

		56,673,478

India—0.6%
IDFC, Ltd.	5,006,671	12,374,789

Ireland—5.4%
CRH plc	766,175	18,198,156
Experian plc	1,442,300	24,328,313
James Hardie Industries plc	1,857,471	19,777,992
Ryanair Holdings plc (ADR) (b)	561,248	40,000,145

		102,304,606

Japan—9.6%
FANUC Corp.	112,600	18,583,350
Fast Retailing Co., Ltd.	59,200	21,568,449
Japan Exchange Group, Inc. (a)	1,173,200	27,333,639
Rakuten, Inc. (a) (b)	2,044,000	28,457,815
Shimano, Inc.	166,100	21,485,062
SMC Corp.	103,600	26,978,176
Tokyo Electron, Ltd.	238,600	18,106,627
Toyota Tsusho Corp.	854,300	19,745,043

		182,258,161

Netherlands—1.3%
Heineken Holding NV	400,974	25,134,081

Norway—0.2%
Seadrill, Ltd. (a)	267,561	3,079,992

Panama—0.8%
Copa Holdings S.A. - Class A (a)	150,210	15,567,764

Peru—0.8%
Credicorp, Ltd.	101,691	16,288,864

Portugal—0.2%
Galp Energia SGPS S.A. (a)	388,533	3,930,765

Russia—1.6%
Magnit OJSC (GDR)	436,486	19,683,139
Yandex NV - Class A (b)	570,184	10,240,505

		29,923,644

Singapore—1.6%
United Overseas Bank, Ltd. (a)	1,618,473	29,922,100

South Africa—3.7%
Massmart Holdings, Ltd. (a)	758,903	9,264,648
Naspers, Ltd. - N Shares	477,191	61,437,404

		70,702,052

South Korea—5.2%
Hyundai Mobis	46,659	9,930,729
NAVER Corp.	31,260	20,194,598

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—(Continued)
Samsung Electronics Co., Ltd.	41,245	$49,578,637
SK Telecom Co., Ltd.	76,078	18,500,748

		98,204,712

Spain—1.6%
Inditex S.A.	1,045,370	29,952,928

Sweden—5.0%
Atlas Copco AB - B Shares	1,458,897	37,382,568
Svenska Handelsbanken AB - A Shares	942,556	44,010,532
Volvo AB - B Shares	1,238,624	13,376,942

		94,770,042

Switzerland—3.5%
Cie Financiere Richemont S.A.	166,157	14,717,744
Nestle S.A.	708,429	51,928,938

		66,646,682

Taiwan—4.0%
Hon Hai Precision Industry Co., Ltd.	5,812,139	16,027,370
Taiwan Semiconductor Manufacturing Co., Ltd.	13,502,000	59,580,690

		75,608,060

Turkey—0.8%
BIM Birlesik Magazalar A/S (a)	681,093	14,581,219

United Kingdom—20.8%
Amlin plc	2,960,100	21,897,190
Antofagasta plc	978,543	11,361,163
ARM Holdings plc	2,323,097	35,771,670
ASOS plc (a) (b)	193,858	7,698,935
BG Group plc	861,000	11,460,540
BHP Billiton plc	505,800	10,818,967
British American Tobacco plc	655,883	35,636,661
Burberry Group plc	518,692	13,142,945
Capita plc	1,534,300	25,713,611
Hargreaves Lansdown plc	1,162,300	18,122,232
Petrofac, Ltd.	878,200	9,524,653
Premier Farnell plc	3,022,212	8,282,567
Prudential plc	1,509,470	34,736,161
Rio Tinto plc	791,600	36,471,038
Rolls-Royce Holdings plc (b)	1,047,723	14,113,945
St. James’s Place plc	1,450,015	18,222,717
Standard Chartered plc	1,206,722	18,097,215
Tullow Oil plc	1,630,893	10,319,093
Unilever NV	667,612	26,225,642
Wolseley plc	481,091	27,387,735

		395,004,680

Security Description	Shares/ Principal Amount*	Value

United States—0.7%
Pricesmart, Inc. (a)	158,049	14,417,230

Total Common Stocks (Cost $1,613,189,910)		1,870,163,364

Short-Term Investments—10.1%

Mutual Fund—8.6%
State Street Navigator Securities Lending MET Portfolio (c)	161,994,801	161,994,801

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $28,661,616 on 01/02/15, collateralized by $28,340,000 U.S. Government Agency Obligations with rates ranging from 0.250% - 4.375%, maturity dates ranging from 05/31/15 - 08/15/15, with a value of $29,238,388.	28,661,616	28,661,616

Total Short-Term Investments (Cost $190,656,417)		190,656,417

Total Investments—108.5% (Cost $1,803,846,327) (d)		2,060,819,781
Other assets and liabilities (net)—(8.5)%		(160,695,974)

Net Assets—100.0%		$1,900,123,807

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $182,707,513 and the collateral received consisted of cash in the amount of $161,994,801 and non-cash collateral with a value of $29,481,456. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,809,056,269. The aggregate unrealized appreciation and depreciation of investments were $385,943,956 and $(134,180,444), respectively, resulting in net unrealized appreciation of $251,763,512 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2014

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Banks	7.7
Insurance	7.3
Machinery	6.4
Semiconductors & Semiconductor Equipment	6.0
Diversified Financial Services	5.5
Internet Software & Services	5.2
Food Products	5.0
Media	3.9
Trading Companies & Distributors	3.4
Food & Staples Retailing	3.4

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$31,692,546	$—	$—	$31,692,546
Australia	—	47,059,630	—	47,059,630
Brazil	36,769,740	—	—	36,769,740
Canada	55,505,409	—	—	55,505,409
China	36,839,952	22,262,736	—	59,102,688
Denmark	—	61,493,447	—	61,493,447
Finland	—	52,659,103	—	52,659,103
France	—	65,214,224	—	65,214,224
Germany	—	123,320,728	—	123,320,728
Hong Kong	—	56,673,478	—	56,673,478
India	—	12,374,789	—	12,374,789
Ireland	40,000,145	62,304,461	—	102,304,606
Japan	—	182,258,161	—	182,258,161
Netherlands	—	25,134,081	—	25,134,081
Norway	—	3,079,992	—	3,079,992
Panama	15,567,764	—	—	15,567,764
Peru	16,288,864	—	—	16,288,864
Portugal	—	3,930,765	—	3,930,765
Russia	10,240,505	19,683,139	—	29,923,644
Singapore	—	29,922,100	—	29,922,100
South Africa	—	70,702,052	—	70,702,052
South Korea	—	98,204,712	—	98,204,712
Spain	—	29,952,928	—	29,952,928
Sweden	—	94,770,042	—	94,770,042
Switzerland	—	66,646,682	—	66,646,682
Taiwan	—	75,608,060	—	75,608,060
Turkey	—	14,581,219	—	14,581,219
United Kingdom	—	395,004,680	—	395,004,680
United States	14,417,230	—	—	14,417,230
Total Common Stocks	257,322,155	1,612,841,209	—	1,870,163,364
Short-Term Investments
Mutual Fund	161,994,801	—	—	161,994,801
Repurchase Agreement	—	28,661,616	—	28,661,616
Total Short-Term Investments	161,994,801	28,661,616	—	190,656,417
Total Investments	$419,316,956	$1,641,502,825	$—	$2,060,819,781

Collateral for securities loaned (Liability)	$—	$(161,994,801)	$—	$(161,994,801)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,060,819,781
Cash denominated in foreign currencies (c)	62,261
Receivable for:
Investments sold	2,201,049
Fund shares sold	960,291
Dividends and interest	1,111,665
Prepaid expenses	5,246

Total Assets	2,065,160,293
Liabilities
Collateral for securities loaned	161,994,801
Payables for:
Investments purchased	1,250,372
Fund shares redeemed	125,719
Accrued expenses:
Management fees	1,082,272
Distribution and service fees	85,641
Deferred trustees’ fees	97,529
Other expenses	400,152

Total Liabilities	165,036,486

Net Assets	$1,900,123,807

Net assets consist of:
Paid in surplus	$2,001,395,539
Undistributed net investment income	29,557,052
Accumulated net realized loss	(387,746,607)
Unrealized appreciation on investments and foreign currency transactions	256,917,823

Net Assets	$1,900,123,807

Net Assets
Class A	$1,490,015,961
Class B	387,290,259
Class E	22,817,587
Capital Shares Outstanding*
Class A	147,964,246
Class B	39,074,959
Class E	2,289,432
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.07
Class B	9.91
Class E	9.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,803,846,327.
(b)	Includes securities loaned at value of $182,707,513.
(c)	Identified cost of cash denominated in foreign currencies was $62,280.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$45,100,873
Interest	859
Securities lending income	1,676,434

Total investment income	46,778,166
Expenses
Management fees	15,881,841
Administration fees	46,719
Custodian and accounting fees	1,234,576
Distribution and service fees—Class B	1,031,382
Distribution and service fees—Class E	36,968
Audit and tax services	60,726
Legal	30,013
Trustees’ fees and expenses	40,768
Shareholder reporting	172,267
Insurance	9,651
Miscellaneous	35,238

Total expenses	18,580,149
Less management fee waiver	(2,521,368)

Net expenses	16,058,781

Net Investment Income	30,719,385

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,691,165
Foreign currency transactions	(918,299)

Net realized gain	41,772,866

Net change in unrealized depreciation on:
Investments	(131,977,686)
Foreign currency transactions	(168,389)

Net change in unrealized depreciation	(132,146,075)

Net realized and unrealized loss	(90,373,209)

Net Decrease in Net Assets From Operations	$(59,653,824)

(a)	Net of foreign withholding taxes of $4,508,508.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,719,385	$30,994,569
Net realized gain	41,772,866	21,915,768
Net change in unrealized appreciation (depreciation)	(132,146,075)	229,395,258

Increase (decrease) in net assets from operations	(59,653,824)	282,305,595

From Distributions to Shareholders
Net investment income
Class A	(23,080,583)	(24,733,409)
Class B	(5,182,984)	(1,391,154)
Class E	(320,223)	(402,216)

Total distributions	(28,583,790)	(26,526,779)

Increase (decrease) in net assets from capital share transactions	(153,964,195)	285,595,731

Total increase (decrease) in net assets	(242,201,809)	541,374,547

Net Assets
Beginning of period	2,142,325,616	1,600,951,069

End of period	$1,900,123,807	$2,142,325,616

Undistributed net investment income
End of period	$29,557,052	$28,339,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	8,639,913	$88,952,702	13,914,522	$132,496,071
Reinvestments	2,243,011	23,080,583	2,723,944	24,733,409
Redemptions	(22,352,068)	(233,844,574)	(16,279,447)	(156,565,254)

Net increase (decrease)	(11,469,144)	$(121,811,289)	359,019	$664,226

Class B
Sales	1,949,577	$19,595,616	1,400,012	$13,236,229
Shares issued through acquisition	0	0	36,865,244	343,584,075
Reinvestments	510,639	5,182,984	155,090	1,391,154
Redemptions	(5,258,516)	(54,016,096)	(7,239,361)	(69,828,994)

Net increase (decrease)	(2,798,300)	$(29,237,496)	31,180,985	$288,382,464

Class E
Sales	146,213	$1,478,906	171,847	$1,652,354
Reinvestments	31,395	320,223	44,691	402,216
Redemptions	(457,071)	(4,714,539)	(575,018)	(5,505,529)

Net decrease	(279,463)	$(2,915,410)	(358,480)	$(3,450,959)

Increase (decrease) derived from capital shares transactions		$(153,964,195)		$285,595,731

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.54	$9.28	$7.87	$9.98	$9.45

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.16	0.16	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.48)	1.26	1.37	(2.04)	0.57

Total from investment operations	(0.32)	1.42	1.53	(1.94)	0.67

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.12)	(0.17)	(0.14)

Total distributions	(0.15)	(0.16)	(0.12)	(0.17)	(0.14)

Net Asset Value, End of Period	$10.07	$10.54	$9.28	$7.87	$9.98

Total Return (%) (b)	(3.10)	15.54	19.52	(19.87)	7.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.91	0.95	0.94
Net ratio of expenses to average net assets (%) (c)	0.75	0.77	0.81	0.90	0.91
Ratio of net investment income to average net assets (%)	1.58	1.70	1.83	1.06	1.10
Portfolio turnover rate (%)	8	19	62	96	140
Net assets, end of period (in millions)	$1,490.0	$1,680.7	$1,476.3	$623.9	$1,183.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.38	$9.15	$7.75	$9.84	$9.33

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13 (d)	0.14	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.48)	1.23	1.35	(2.03)	0.56

Total from investment operations	(0.34)	1.36	1.49	(1.95)	0.63

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.09)	(0.14)	(0.12)

Total distributions	(0.13)	(0.13)	(0.09)	(0.14)	(0.12)

Net Asset Value, End of Period	$9.91	$10.38	$9.15	$7.75	$9.84

Total Return (%) (b)	(3.34)	15.14	19.37	(20.13)	6.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.13	1.16	1.20	1.19
Net ratio of expenses to average net assets (%) (c)	1.00	1.03	1.06	1.15	1.16
Ratio of net investment income to average net assets (%)	1.32	1.34 (d)	1.68	0.87	0.86
Portfolio turnover rate (%)	8	19	62	96	140
Net assets, end of period (in millions)	$387.3	$434.8	$97.8	$89.5	$112.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.43	$9.19	$7.79	$9.88	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	0.15	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.48)	1.23	1.35	(2.03)	0.56

Total from investment operations	(0.33)	1.38	1.50	(1.94)	0.65

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.10)	(0.15)	(0.13)

Total distributions	(0.13)	(0.14)	(0.10)	(0.15)	(0.13)

Net Asset Value, End of Period	$9.97	$10.43	$9.19	$7.79	$9.88

Total Return (%) (b)	(3.19)	15.30	19.39	(19.98)	7.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.06	1.10	1.09
Net ratio of expenses to average net assets (%) (c)	0.90	0.92	0.96	1.05	1.06
Ratio of net investment income to average net assets (%)	1.43	1.56	1.79	0.97	0.99
Portfolio turnover rate (%)	8	19	62	96	140
Net assets, end of period (in millions)	$22.8	$26.8	$26.9	$25.0	$36.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $28,661,616, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$164,969,223	$0	$318,356,220

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $20,138,038 in sales of investments, which are included above.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$15,881,841	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period December 1, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$28,583,790	$26,526,779	$—	$—	$28,583,790	$26,526,779

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$29,993,467	$—	$251,707,881	$(382,875,551)	$—	$(101,174,203)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $31,218,273.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$213,543,277	$382,875,551

8. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,514,112,574, $98,152,323, and $26,620,393 respectively, acquired all of the assets and liabilities of American Funds International Portfolio of the Met Investors Series Trust (“American Funds International”).

The acquisition was accomplished by a taxable exchange of 36,865,244 Class B shares of the Portfolio (valued at $343,584,075) for 41,617,864 Class C shares of American Funds International. Each shareholder of American Funds International received Class B shares of the Portfolio at the Class B’s NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the American Funds International Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the American Funds International Portfolio. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

American Funds International’s net assets on April 26, 2013, were $343,584,075, all for Class C shares, with investments valued at $334,864,216. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value. The fair value of the investments received by the Portfolio became the new cost basis of the investments in the Portfolio.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,982,469,365. Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$30,222,657	(a)
Net realized and unrealized gain on investments	258,968,602	(b)

Net increase in net assets from operations	$289,191,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of American Funds International that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$30,994,569 net investment income as reported December 31, 2013 minus $ 428,522 from American Funds International pre-merger net investment loss, minus $724,668 in higher net advisory fees, plus $334,481 in lower distribution and service fees, plus $46,797 of pro-forma eliminated other expenses.
(b)	$389,063,898 unrealized appreciation as reported December 31, 2013 minus $184,533,324 pro-forma December 31, 2012 unrealized appreciation, plus $21,915,768 net realized gain as reported December 31, 2013, plus $32,522,260 in net realized gain from American Funds International pre-merger.

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-22

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-23

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-24

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Baillie Gifford International Stock Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex USA, for the one- and three-year periods ended October 31, 2014 and underperformed its benchmark for the five-year period ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, E, and G shares of the Barclays Aggregate Bond Index Portfolio returned 5.81%, 5.48%, 5.58%, and 5.46%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.97%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “Committee”) met eight times during the one-year period and held the target range for the federal funds rate at 0 to 0.25%, a range set in December 2008. In October, the Committee concluded its asset purchase program. This was the program in which the Committee was systematically purchasing and holding both agency Mortgage-Backed Securities (“MBS”) and longer-term Treasury securities. Following their most recent meeting, the Committee noted that economic activity was expanding at a moderate pace. Further, the Committee observed that labor market conditions improved, and that household spending was increasing moderately. The Committee agreed to maintain the policy of reinvesting principal payments from its retained agency debt and agency MBS into agency MBS. The Committee also stated that it would continue rolling over maturing Treasury securities at auction.

At December 31, 2014, the yield curve flattened from the 2013 year-end levels. The 2-year Treasury finished at 0.67% (up from 0.38%

on December 31, 2013), and the 30-year Treasury finished at 2.57% (down from 3.97% on December 31, 2013).

Crude oil prices fluctuated significantly during the one-year period. After posting a high of approximately $107 per barrel in June, oil ended the year at its low of $53 per barrel.

The Corporate sector was the strongest performing Index sector for the one-year period on a total return basis. Total returns for the Index sectors were: 7.46% for Corporate; 6.14% for Government-Related; 6.08% for MBS; 5.05% for Treasury; 3.86% for Commercial Mortgage-Backed Securities; and 1.88% for Asset-Backed Securities.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error included: sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Tomas Cambara

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	5.81	4.13	4.48	—
Class B	5.48	3.85	4.21	—
Class E	5.58	3.95	4.32	—
Class G	5.46	3.80	—	4.13
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	69.2
Corporate Bonds & Notes	24.8
Foreign Government	2.0
Mortgage-Backed Securities	1.6
Municipals	0.7
Asset-Backed Securities	0.5

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.28%	$1,000.00	$1,020.00	$1.43
	Hypothetical*	0.28%	$1,000.00	$1,023.79	$1.43

Class B(a)	Actual	0.53%	$1,000.00	$1,017.60	$2.70
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

Class E(a)	Actual	0.43%	$1,000.00	$1,018.30	$2.19
	Hypothetical*	0.43%	$1,000.00	$1,023.04	$2.19

Class G(a)	Actual	0.58%	$1,000.00	$1,017.60	$2.95
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—69.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—28.9%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	5,308,334	$5,416,511
2.500%, 02/01/28	3,944,221	4,024,173
2.500%, 07/01/28	6,947,009	7,080,122
2.500%, 10/01/28	4,538,713	4,625,681
3.000%, 01/01/27	2,247,287	2,337,216
3.000%, 02/01/27	3,713,055	3,861,714
3.000%, 03/01/27	1,849,728	1,923,786
3.000%, 01/01/29	3,084,628	3,208,178
3.000%, 10/01/29	3,820,354	3,973,459
3.500%, 02/01/26	3,673,556	3,889,530
3.500%, 03/01/26	1,499,788	1,587,963
3.500%, 05/01/29	4,186,649	4,426,076
4.000%, 04/01/19	134,756	142,726
4.000%, 05/01/19	318,590	337,602
4.000%, 01/01/20	390,645	413,991
4.000%, 06/01/24	739,947	788,942
4.000%, 11/01/24	3,736,666	3,984,086
4.500%, 07/01/18	426,913	448,411
4.500%, 05/01/19	155,791	163,682
4.500%, 08/01/24	857,644	914,100
4.500%, 06/01/25	1,597,923	1,703,418
5.000%, 06/01/18	111,211	117,177
5.000%, 01/01/19	317,595	336,297
5.000%, 02/01/20	318,447	338,837
5.000%, 01/01/22	383,607	414,158
5.000%, 02/01/24	1,098,666	1,194,071
5.500%, 11/01/17	52,447	55,394
5.500%, 02/01/18	44,159	46,650
5.500%, 04/01/18	343,029	362,494
6.000%, 09/01/17	112,223	116,626
6.500%, 04/01/17	304,416	316,657
7.500%, 08/01/15	217	217
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	2,490,381	2,575,237
3.500%, 04/01/32	2,579,000	2,722,291
4.000%, 02/01/31	1,319,432	1,421,352
4.500%, 08/01/30	868,883	946,608
5.000%, 02/01/24	300,146	331,504
5.000%, 09/01/25	272,965	301,408
5.500%, 07/01/23	196,201	219,249
5.500%, 01/01/24	131,022	146,417
5.500%, 07/01/24	358,242	400,364
5.500%, 07/01/25	297,060	331,944
7.000%, 10/01/21	17,704	19,932
Fannie Mae 30 Yr. Pool
3.000%, 08/01/42	1,847,634	1,875,319
3.000%, 09/01/42	2,781,712	2,823,394
3.000%, 11/01/42	3,346,349	3,396,492
3.000%, 12/01/42	6,173,499	6,266,004
3.000%, 01/01/43	1,617,279	1,641,512
3.000%, 02/01/43	5,367,734	5,439,267
3.000%, 03/01/43	7,002,478	7,094,410
3.000%, 07/01/43	7,510,361	7,608,963
3.000%, 09/01/43	3,959,236	4,011,215
3.500%, 12/01/40	2,824,032	2,947,147

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 03/01/42	1,748,961	1,825,305
3.500%, 04/01/42	3,880,851	4,051,947
3.500%, 05/01/42	4,709,183	4,914,742
3.500%, 06/01/42	3,480,532	3,632,460
3.500%, 08/01/42	2,377,427	2,481,203
3.500%, 09/01/42	5,978,081	6,239,029
3.500%, 10/01/42	3,142,764	3,279,948
3.500%, 01/01/43	2,815,745	2,938,654
3.500%, 02/01/43	4,439,512	4,633,300
3.500%, 04/01/43	4,647,683	4,850,408
3.500%, 06/01/43	2,627,811	2,742,433
3.500%, 08/01/44	4,819,470	5,030,070
4.000%, 08/01/39	1,921,808	2,052,289
4.000%, 09/01/39	1,544,353	1,649,206
4.000%, 12/01/39	2,025,124	2,162,619
4.000%, 06/01/40	2,049,641	2,189,121
4.000%, 09/01/40	1,318,063	1,407,759
4.000%, 12/01/40	8,288,857	8,852,923
4.000%, 01/01/41	5,097,844	5,444,931
4.000%, 02/01/41	5,234,985	5,624,754
4.000%, 12/01/41	2,178,774	2,327,190
4.000%, 02/01/42	2,330,248	2,489,905
4.000%, 09/01/43	3,419,177	3,650,557
4.000%, 02/01/44	4,530,025	4,857,358
4.000%, 05/01/44	4,330,071	4,624,705
4.000%, 08/01/44	4,660,942	4,981,159
4.000%, 11/01/44	4,690,542	5,043,540
4.500%, 08/01/33	364,321	397,354
4.500%, 10/01/33	418,424	456,362
4.500%, 04/01/34	216,682	236,073
4.500%, 01/01/39	318,717	345,971
4.500%, 07/01/39	2,551,553	2,770,004
4.500%, 09/01/39	4,233,632	4,596,094
4.500%, 10/01/39	1,766,499	1,917,738
4.500%, 05/01/40	2,167,461	2,354,913
4.500%, 11/01/40	2,139,395	2,324,420
4.500%, 12/01/40	3,068,982	3,334,402
4.500%, 04/01/41	8,078,696	8,778,547
4.500%, 05/01/41	1,938,421	2,106,345
5.000%, 07/01/33	303,542	336,800
5.000%, 08/01/33	731,369	811,501
5.000%, 09/01/33	369,805	410,322
5.000%, 10/01/33	3,146,268	3,490,985
5.000%, 03/01/34	418,807	464,693
5.000%, 04/01/34	990,393	1,097,876
5.000%, 05/01/34	159,513	176,693
5.000%, 09/01/34	400,396	443,521
5.000%, 02/01/35	449,211	497,593
5.000%, 04/01/35	292,694	323,642
5.000%, 05/01/35	89,215	98,648
5.000%, 11/01/35	313,928	347,121
5.000%, 03/01/36	1,055,136	1,166,702
5.000%, 07/01/37	998,565	1,102,862
5.000%, 01/01/39	860,970	950,675
5.000%, 04/01/40	2,757,188	3,049,760

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 07/01/41	2,091,072	$2,315,612
5.500%, 10/01/32	60,290	67,797
5.500%, 02/01/33	235,441	264,767
5.500%, 03/01/33	548,974	617,353
5.500%, 05/01/33	2,030,535	2,283,451
5.500%, 08/01/33	1,052,192	1,183,250
5.500%, 10/01/33	133,149	149,733
5.500%, 12/01/33	1,193,300	1,341,933
5.500%, 02/01/34	383,663	431,458
5.500%, 03/01/34	232,290	261,228
5.500%, 04/01/34	99,950	112,402
5.500%, 06/01/34	361,705	406,764
5.500%, 09/01/34	355,326	399,591
5.500%, 12/01/34	887,883	998,491
5.500%, 01/01/35	309,161	347,674
5.500%, 02/01/35	685,614	771,025
5.500%, 04/01/35	394,223	442,034
5.500%, 06/01/35	1,329,000	1,490,181
5.500%, 01/01/37	490,406	548,247
5.500%, 05/01/37	198,534	221,886
5.500%, 05/01/38	263,253	294,220
5.500%, 06/01/38	292,442	326,843
5.500%, 07/01/38	223,257	249,519
6.000%, 08/01/28	3,472	3,931
6.000%, 11/01/28	1,149	1,313
6.000%, 12/01/28	1,403	1,608
6.000%, 06/01/31	74,169	85,078
6.000%, 09/01/32	148,767	170,643
6.000%, 01/01/33	39,124	44,877
6.000%, 02/01/33	90,338	103,622
6.000%, 03/01/33	183,612	210,610
6.000%, 04/01/33	395,573	453,739
6.000%, 05/01/33	338,458	388,225
6.000%, 05/01/34	443,460	508,331
6.000%, 09/01/34	366,652	420,286
6.000%, 11/01/34	557,516	639,071
6.000%, 01/01/35	245,973	279,202
6.000%, 07/01/36	101,188	114,624
6.000%, 09/01/36	288,166	326,430
6.000%, 07/01/37	307,780	348,553
6.000%, 08/01/37	418,276	473,688
6.000%, 09/01/37	1,010,544	1,144,416
6.000%, 10/01/37	388,739	440,237
6.000%, 05/01/38	1,216,537	1,377,699
6.000%, 12/01/38	319,992	362,400
6.500%, 05/01/28	72,082	83,880
6.500%, 12/01/28	223,349	259,906
6.500%, 03/01/29	5,606	6,384
6.500%, 04/01/29	37,315	42,507
6.500%, 05/01/29	8,837	10,064
6.500%, 08/01/29	1,397	1,591
6.500%, 05/01/30	32,839	37,398
6.500%, 09/01/31	6,493	7,543
6.500%, 02/01/32	7,842	8,184
6.500%, 06/01/32	45,932	53,358

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 09/01/33	20,719	23,595
6.500%, 10/01/33	134,413	153,073
6.500%, 10/01/34	401,858	465,535
6.500%, 10/01/37	212,037	241,897
7.000%, 06/01/26	860	941
7.000%, 06/01/28	29,755	31,996
7.000%, 10/01/29	14,819	17,561
7.000%, 12/01/29	3,903	4,038
7.000%, 04/01/32	17,455	18,977
7.000%, 06/01/32	68,423	79,715
7.000%, 10/01/37	291,703	331,428
7.500%, 09/01/25	6,486	7,575
7.500%, 06/01/26	6,911	8,246
7.500%, 07/01/29	16,349	19,429
7.500%, 10/01/29	8,522	9,485
8.000%, 10/01/26	441	464
8.000%, 11/01/29	252	307
8.000%, 05/01/30	18,294	19,157
8.000%, 11/01/30	4,346	5,195
8.000%, 01/01/31	6,712	7,914
8.000%, 02/01/31	8,946	10,922
Fannie Mae ARM Pool
2.739%, 11/01/43 (a)	2,463,513	2,547,297
2.769%, 02/01/42 (a)	2,908,038	3,021,214
3.157%, 10/01/41 (a)	886,367	931,491
3.503%, 05/01/41 (a)	1,657,317	1,767,836
Fannie Mae-ACES
2.679%, 05/25/21 (a)	5,000,000	5,078,255
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	2,404,634	2,450,990
2.500%, 02/01/28	3,819,924	3,893,334
2.500%, 04/01/28	3,149,379	3,206,294
2.500%, 12/01/29	4,884,191	4,972,598
3.000%, 03/01/27	2,117,324	2,199,012
3.000%, 05/01/27	2,681,759	2,785,326
3.000%, 11/01/28	3,353,895	3,483,493
3.500%, 12/01/25	2,526,120	2,672,714
3.500%, 05/01/26	994,219	1,052,605
4.000%, 06/01/19	263,483	279,036
4.000%, 05/01/25	1,474,342	1,573,900
4.000%, 08/01/25	807,194	861,701
4.000%, 10/01/25	637,639	680,697
4.500%, 09/01/18	256,823	269,435
4.500%, 10/01/18	581,359	609,908
4.500%, 04/01/19	413,254	433,668
4.500%, 06/01/19	230,794	242,195
4.500%, 08/01/19	82,319	86,384
5.000%, 05/01/18	619,283	651,719
5.000%, 12/01/18	127,888	134,586
5.000%, 06/01/19	327,292	346,149
5.500%, 11/01/17	52,962	56,017
5.500%, 01/01/24	717,794	788,962
6.000%, 04/01/16	2,476	2,524
6.000%, 05/01/17	49,296	50,813
7.000%, 12/01/15	603	604
7.500%, 03/01/16	3,660	3,731

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	3,822,143	$3,947,173
3.500%, 04/01/32	3,687,618	3,883,470
4.000%, 01/01/31	1,386,008	1,496,614
4.000%, 08/01/31	1,454,997	1,571,109
4.500%, 05/01/29	421,712	459,367
5.000%, 03/01/27	194,260	214,134
Freddie Mac 30 Yr. Gold Pool
2.500%, 07/01/43	3,199,696	3,121,085
3.000%, 10/01/42	3,190,137	3,226,795
3.000%, 01/01/43	3,051,201	3,086,263
3.000%, 03/01/43	7,055,584	7,138,474
3.000%, 04/01/43	5,684,354	5,749,715
3.000%, 06/01/43	2,035,063	2,058,462
3.000%, 07/01/43	4,951,456	5,008,390
3.500%, 01/01/42	2,047,519	2,133,155
3.500%, 03/01/42	1,807,279	1,882,842
3.500%, 08/01/42	6,266,523	6,524,100
3.500%, 02/01/43	2,482,824	2,584,331
3.500%, 05/01/43	4,418,512	4,600,069
3.500%, 06/01/43	2,687,226	2,797,644
3.500%, 06/01/44	3,768,543	3,923,524
3.500%, 10/01/44	3,877,390	4,036,847
3.500%, 12/01/44	4,789,159	4,986,113
4.000%, 06/01/39	1,663,657	1,774,583
4.000%, 12/01/39	2,186,534	2,332,324
4.000%, 11/01/40	2,052,975	2,190,180
4.000%, 04/01/41	1,883,304	2,009,239
4.000%, 09/01/41	2,071,318	2,209,825
4.000%, 10/01/41	4,269,077	4,554,545
4.000%, 11/01/41	2,215,228	2,363,359
4.000%, 10/01/43	4,531,492	4,833,836
4.000%, 07/01/44	6,449,586	6,879,924
4.000%, 10/01/44	4,660,481	4,971,444
4.500%, 10/01/35	804,656	872,149
4.500%, 06/01/38	1,222,738	1,325,299
4.500%, 02/01/39	720,049	780,618
4.500%, 03/01/39	978,105	1,060,381
4.500%, 04/01/39	998,329	1,082,307
4.500%, 09/01/39	1,217,573	1,319,993
4.500%, 10/01/39	3,442,650	3,732,241
4.500%, 11/01/39	1,186,358	1,286,153
4.500%, 01/01/40	800,830	868,847
4.500%, 05/01/40	1,380,972	1,498,263
4.500%, 11/01/40	1,622,452	1,760,252
4.500%, 02/01/41	1,060,816	1,151,763
4.500%, 05/01/41	1,240,350	1,346,690
4.500%, 06/01/41	901,452	978,737
4.500%, 12/01/43	2,273,364	2,464,923
5.000%, 10/01/33	806,771	893,067
5.000%, 03/01/34	182,125	201,482
5.000%, 08/01/35	1,018,084	1,124,914
5.000%, 09/01/35	463,151	511,750
5.000%, 10/01/35	377,543	417,159
5.000%, 01/01/36	974,594	1,076,860
5.000%, 04/01/38	523,182	576,289

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 11/01/39	2,389,809	2,634,127
5.000%, 05/01/40	3,039,064	3,356,508
5.500%, 06/01/34	880,393	988,803
5.500%, 10/01/35	387,612	433,859
5.500%, 12/01/35	1,038,533	1,162,442
5.500%, 01/01/36	740,048	828,345
5.500%, 12/01/37	685,655	764,648
5.500%, 04/01/38	3,207,903	3,577,142
5.500%, 07/01/38	380,042	423,786
5.500%, 08/01/38	796,660	888,358
6.000%, 11/01/28	13,415	15,164
6.000%, 12/01/28	10,010	11,473
6.000%, 02/01/29	8,490	9,597
6.000%, 04/01/29	7,096	8,119
6.000%, 05/01/29	2,096	2,369
6.000%, 06/01/31	2,621	3,005
6.000%, 07/01/31	1,171	1,343
6.000%, 09/01/31	68,863	78,949
6.000%, 04/01/32	155,202	177,938
6.000%, 11/01/32	41,244	47,286
6.000%, 06/01/34	198,342	227,267
6.000%, 11/01/35	116,034	132,908
6.000%, 02/01/36	178,140	201,370
6.000%, 08/01/36	185,319	209,486
6.000%, 10/01/36	303,925	343,559
6.000%, 11/01/36	117,068	132,335
6.000%, 01/01/37	275,590	311,529
6.000%, 02/01/38	289,081	326,772
6.000%, 11/01/39	2,679,490	3,028,989
6.000%, 04/01/40	760,436	859,583
6.500%, 02/01/30	5,777	6,564
6.500%, 08/01/31	13,250	15,326
6.500%, 10/01/31	7,632	8,671
6.500%, 11/01/31	28,940	33,474
6.500%, 03/01/32	437,123	505,525
6.500%, 04/01/32	421,679	487,663
6.500%, 09/01/36	684,847	781,861
6.500%, 11/01/37	345,653	394,603
7.000%, 12/01/27	1,886	2,162
7.000%, 11/01/28	4,778	5,297
7.000%, 04/01/29	5,309	5,913
7.000%, 05/01/29	1,533	1,692
7.000%, 06/01/29	6,362	6,645
7.000%, 07/01/29	2,151	2,390
7.000%, 01/01/31	107,266	115,063
7.500%, 08/01/24	20,616	21,361
7.500%, 10/01/27	12,903	14,929
7.500%, 10/01/29	19,354	22,125
7.500%, 05/01/30	14,652	16,858
8.000%, 02/01/27	4,635	5,531
8.000%, 10/01/28	8,893	10,544
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	4,277,678	4,490,053
5.000%, 10/15/20	432,877	463,401
5.000%, 01/15/21	222,263	238,773

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	3,938,379	$4,037,626
3.000%, 12/15/42	2,844,133	2,915,805
3.000%, 02/15/43	2,449,176	2,511,409
3.000%, 03/15/43	3,318,518	3,400,227
3.000%, 05/15/43	4,253,956	4,358,699
3.000%, 07/15/43	2,784,767	2,853,335
3.500%, 01/15/42	4,018,903	4,228,365
3.500%, 02/15/42	1,772,925	1,865,321
3.500%, 03/15/42	2,851,997	3,003,795
3.500%, 05/15/42	2,321,749	2,442,747
3.500%, 09/15/42	2,391,582	2,516,218
3.500%, 05/15/43	2,733,994	2,874,179
4.000%, 07/15/39	3,403,059	3,662,315
4.000%, 07/15/40	2,124,445	2,290,702
4.000%, 03/15/41	1,882,853	2,024,343
4.000%, 10/15/41	3,357,922	3,610,258
4.500%, 01/15/39	525,983	576,577
4.500%, 04/15/39	1,417,382	1,553,719
4.500%, 05/15/39	3,478,958	3,813,598
4.500%, 08/15/39	1,606,326	1,760,838
4.500%, 01/15/40	1,631,622	1,793,880
4.500%, 04/15/40	2,032,144	2,234,233
4.500%, 02/15/41	886,746	970,830
4.500%, 04/15/41	1,111,105	1,216,463
5.000%, 12/15/35	526,744	585,855
5.000%, 12/15/36	299,731	330,213
5.000%, 01/15/39	1,759,252	1,942,986
5.000%, 02/15/39	367,415	407,886
5.000%, 08/15/39	2,788,614	3,095,779
5.000%, 09/15/39	640,784	711,366
5.000%, 12/15/39	1,192,562	1,323,923
5.000%, 05/15/40	2,061,390	2,305,006
5.500%, 03/15/36	602,209	676,360
5.500%, 01/15/37	631,381	705,368
5.500%, 11/15/37	601,790	672,309
5.500%, 09/15/38	339,427	379,138
5.500%, 08/15/39	1,873,128	2,095,939
6.000%, 01/15/29	7,908	8,943
6.000%, 01/15/33	297,711	342,546
6.000%, 03/15/35	353,068	408,696
6.000%, 12/15/35	206,537	233,740
6.000%, 06/15/36	280,782	317,650
6.000%, 09/15/36	352,542	398,833
6.000%, 07/15/38	1,518,925	1,742,741
6.500%, 05/15/23	1,391	1,588
6.500%, 02/15/27	39,783	45,797
6.500%, 07/15/28	14,071	16,057
6.500%, 08/15/28	18,444	21,203
6.500%, 11/15/28	10,699	12,313
6.500%, 12/15/28	11,290	12,883
6.500%, 07/15/29	2,221	2,534
6.500%, 05/15/36	230,418	265,930
7.000%, 01/15/28	2,436	2,792
7.000%, 04/15/28	3,292	3,401
7.000%, 05/15/28	13,965	15,205

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
7.000%, 06/15/28	10,239	11,783
7.000%, 10/15/28	9,889	10,902
7.000%, 06/15/29	2,131	2,188
7.000%, 09/15/29	10,234	11,157
7.000%, 01/15/31	1,401	1,436
7.000%, 03/15/31	28,923	31,139
7.000%, 07/15/31	548,672	650,991
7.000%, 08/15/31	83,989	100,586
7.000%, 02/15/32	14,937	15,387
7.000%, 07/15/32	32,997	36,159
7.500%, 08/15/29	313	314
7.500%, 04/15/30	8,694	8,891
8.000%, 08/15/26	3,861	4,484
8.000%, 09/15/26	4,826	5,511
8.000%, 05/15/27	1,445	1,483
8.000%, 06/15/29	23,831	25,669
9.000%, 11/15/24	11,649	13,406
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	3,650,519	3,741,957
3.000%, 03/20/43	4,557,831	4,669,378
3.500%, 12/20/41	2,523,949	2,653,605
3.500%, 03/20/42	4,223,863	4,444,725
3.500%, 08/20/42	2,418,846	2,545,325
3.500%, 01/20/43	6,970,142	7,328,022
3.500%, 04/20/43	2,594,013	2,727,144
3.500%, 05/20/43	4,755,356	4,999,412
3.500%, 07/20/44	7,419,382	7,799,754
4.000%, 11/20/40	2,636,248	2,837,774
4.000%, 12/20/40	2,420,445	2,605,474
4.000%, 05/20/43	3,088,318	3,311,377
4.000%, 11/20/43	2,426,530	2,603,995
4.000%, 02/20/44	4,549,933	4,953,076
4.000%, 04/20/44	3,369,700	3,614,301
4.000%, 05/20/44	4,302,488	4,614,798
4.000%, 11/20/44	1,826,204	1,962,175
4.500%, 08/20/40	2,511,586	2,760,490
4.500%, 12/20/40	1,446,023	1,589,327
4.500%, 04/20/41	1,411,130	1,545,427
4.500%, 03/20/42	991,817	1,086,208
4.500%, 10/20/43	2,195,652	2,399,090
4.500%, 02/20/44	3,969,885	4,337,715
5.000%, 08/20/40	1,107,785	1,232,952
5.000%, 10/20/40	1,032,264	1,148,897
5.000%, 06/20/44	3,394,704	3,731,975
6.500%, 06/20/31	33,912	39,604
6.500%, 11/20/38	875,344	1,004,684
7.500%, 02/20/28	3,934	4,746

		666,509,811

Federal Agencies—4.5%
Federal Farm Credit Bank
4.875%, 12/16/15	4,500,000	4,693,562
Federal Home Loan Bank
0.375%, 06/24/16 (b)	10,040,000	10,006,953
4.875%, 05/17/17 (b)	4,420,000	4,827,828

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Bank
5.375%, 05/18/16	2,900,000	$3,091,627
Federal Home Loan Mortgage Corp.
0.875%, 03/07/18	17,000,000	16,804,315
1.250%, 10/02/19	3,000,000	2,938,650
1.375%, 05/01/20 (b)	5,145,000	5,025,204
4.750%, 01/19/16 (b)	2,850,000	2,979,171
5.125%, 11/17/17 (b)	3,530,000	3,928,222
5.625%, 11/23/35	1,040,000	1,085,061
Federal National Mortgage Association
0.500%, 03/30/16 (b)	9,450,000	9,451,271
0.875%, 05/21/18 (b)	10,160,000	10,015,980
4.875%, 12/15/16 (b)	4,430,000	4,789,017
5.375%, 07/15/16 (b)	5,870,000	6,302,051
5.375%, 06/12/17	8,300,000	9,177,320
6.625%, 11/15/30 (b)	2,450,000	3,631,453
Tennessee Valley Authority
5.250%, 09/15/39	3,350,000	4,322,032

		103,069,717

U.S. Treasury—35.8%
U.S. Treasury Bonds
2.750%, 08/15/42	2,020,000	2,020,465
2.875%, 05/15/43	4,760,000	4,871,384
3.000%, 11/15/44	6,400,000	6,725,503
3.125%, 02/15/42	1,800,000	1,938,726
3.125%, 02/15/43	3,270,000	3,513,320
3.125%, 08/15/44	4,700,000	5,058,751
3.375%, 05/15/44	3,000,000	3,379,560
3.500%, 02/15/39	2,080,000	2,391,438
3.625%, 02/15/44	10,120,000	11,916,300
3.750%, 08/15/41	1,830,000	2,207,072
3.875%, 08/15/40	10,380,000	12,679,793
4.250%, 11/15/40	7,280,000	9,428,765
4.375%, 11/15/39	3,900,000	5,115,552
4.375%, 05/15/40	5,220,000	6,867,589
4.375%, 05/15/41	5,850,000	7,762,892
4.500%, 02/15/36	5,675,000	7,577,885
4.500%, 05/15/38 (b)	4,950,000	6,600,528
5.000%, 05/15/37	2,760,000	3,940,866
5.250%, 02/15/29	750,000	1,009,013
5.375%, 02/15/31 (b)	6,675,000	9,312,425
6.125%, 11/15/27	5,750,000	8,184,320
6.250%, 08/15/23 (b)	7,700,000	10,255,707
6.375%, 08/15/27	6,900,000	9,974,778
6.500%, 11/15/26	4,500,000	6,479,640
7.125%, 02/15/23	11,125,000	15,374,972
7.250%, 08/15/22 (b)	6,120,000	8,418,366
7.875%, 02/15/21	4,450,000	6,013,062
8.000%, 11/15/21	2,920,000	4,062,216
8.125%, 08/15/19 (b)	2,645,000	3,421,361
8.125%, 08/15/21	1,250,000	1,736,625
8.500%, 02/15/20 (b)	6,700,000	8,957,565
8.750%, 08/15/20	1,000,000	1,374,840
8.875%, 02/15/19	10,215,000	13,265,914

U.S. Treasury—(Continued)
U.S. Treasury Bonds
9.125%, 05/15/18	1,600,000	2,018,624
9.250%, 02/15/16 (b)	1,375,000	1,511,469
U.S. Treasury Notes
0.625%, 10/15/16	9,970,000	9,972,692
0.625%, 05/31/17	5,000,000	4,971,100
0.625%, 08/31/17 (b)	21,700,000	21,487,339
0.625%, 04/30/18	5,000,000	4,898,050
0.875%, 11/30/16	23,800,000	23,903,290
0.875%, 05/15/17 (b)	10,000,000	10,002,301
1.000%, 08/31/16	11,820,000	11,904,512
1.000%, 09/30/16 (b)	35,670,000	35,926,468
1.000%, 10/31/16 (b)	7,010,000	7,059,841
1.000%, 03/31/17	7,850,000	7,884,068
1.125%, 05/31/19 (b)	12,300,000	12,082,290
1.125%, 03/31/20	5,100,000	4,953,783
1.250%, 10/31/19 (b)	5,130,000	5,047,048
1.250%, 02/29/20 (b)	25,800,000	25,252,781
1.375%, 11/30/15	19,400,000	19,594,000
1.375%, 09/30/18	12,890,000	12,877,368
1.375%, 11/30/18	15,000,000	14,969,550
1.500%, 03/31/19	31,870,000	31,862,669
1.625%, 11/15/22 (b)	5,000,000	4,846,850
1.750%, 05/15/22	4,900,000	4,815,769
1.750%, 05/15/23 (b)	6,420,000	6,246,211
1.875%, 09/30/17	15,900,000	16,264,587
2.000%, 11/30/20	9,900,000	9,984,249
2.000%, 02/28/21	5,000,000	5,033,600
2.000%, 11/15/21 (b)	10,950,000	10,986,354
2.000%, 02/15/22	3,800,000	3,807,258
2.000%, 02/15/23	6,900,000	6,867,363
2.125%, 02/29/16	4,790,000	4,887,524
2.125%, 08/15/21	8,710,000	8,811,385
2.375%, 03/31/16	20,560,000	21,062,690
2.375%, 05/31/18	31,000,000	32,128,710
2.500%, 08/15/23 (b)	14,400,000	14,852,878
2.500%, 05/15/24	7,000,000	7,206,149
2.625%, 02/29/16	2,510,000	2,575,285
2.625%, 04/30/16	17,800,000	18,314,242
2.625%, 08/15/20 (b)	6,000,000	6,265,320
2.750%, 05/31/17	9,840,000	10,286,638
2.750%, 11/15/23 (b)	5,085,000	5,349,776
3.000%, 08/31/16 (b)	8,350,000	8,688,592
3.000%, 09/30/16 (b)	18,100,000	18,854,408
3.000%, 02/28/17	14,980,000	15,699,190
3.125%, 05/15/19	3,000,000	3,198,270
3.250%, 05/31/16	8,230,000	8,551,464
3.375%, 11/15/19 (b)	4,350,000	4,713,617
3.500%, 02/15/18 (b)	4,000,000	4,285,000
3.500%, 05/15/20	7,790,000	8,499,280
3.625%, 02/15/20 (b)	17,190,000	18,853,992
3.750%, 11/15/18	4,550,000	4,957,725
3.875%, 05/15/18	4,700,000	5,108,665
4.000%, 08/15/18	9,620,000	10,548,907
4.250%, 11/15/17 (b)	4,700,000	5,123,000
4.500%, 02/15/16	4,520,000	4,728,101

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
4.625%, 02/15/17	8,475,000	$9,166,899
4.875%, 08/15/16 (b)	8,330,000	8,912,767
5.125%, 05/15/16	4,830,000	5,138,540

		825,637,691

Total U.S. Treasury & Government Agencies (Cost $1,526,414,315)		1,595,217,219

Corporate Bonds & Notes—24.8%

Aerospace/Defense—0.4%
Boeing Co. (The)
7.250%, 06/15/25	460,000	611,498
Lockheed Martin Corp.
6.150%, 09/01/36	1,700,000	2,169,397
Northrop Grumman Systems Corp.
7.750%, 02/15/31	515,000	724,037
Raytheon Co.
3.125%, 10/15/20	1,000,000	1,023,907
United Technologies Corp.
4.500%, 06/01/42	2,645,000	2,879,402
4.875%, 05/01/15	900,000	912,599
7.500%, 09/15/29	200,000	284,910

		8,605,750

Agriculture—0.2%
Altria Group, Inc.
9.700%, 11/10/18	750,000	951,967
Archer-Daniels-Midland Co.
4.479%, 03/01/21	2,000,000	2,201,541
Philip Morris International, Inc.
4.500%, 03/26/20 (b)	925,000	1,017,337

		4,170,845

Auto Manufacturers—0.4%
Daimler Finance North America LLC
8.500%, 01/18/31	1,050,000	1,599,576
Ford Motor Co.
7.450%, 07/16/31	2,200,000	3,005,764
Toyota Motor Credit Corp.
3.300%, 01/12/22	4,000,000	4,156,928

		8,762,268

Banks—5.5%
Bank of America Corp.
3.300%, 01/11/23	4,075,000	4,062,480
4.100%, 07/24/23	2,905,000	3,049,676
5.750%, 08/15/16 (b)	2,850,000	3,036,791
5.875%, 02/07/42	3,000,000	3,736,881
6.500%, 08/01/16	1,750,000	1,887,006
6.500%, 07/15/18	200,000	227,470
Bank of New York Mellon Corp. (The)
5.450%, 05/15/19	2,000,000	2,251,169

Banks—(Continued)
Bank of Nova Scotia
2.050%, 10/30/18	3,480,000	3,476,646
Barclays Bank plc
5.000%, 09/22/16	1,750,000	1,863,227
BB&T Corp.
3.200%, 03/15/16	1,865,000	1,907,011
BNP Paribas S.A.
5.000%, 01/15/21 (b)	3,225,000	3,640,749
Capital One Financial Corp.
6.750%, 09/15/17	1,200,000	1,348,353
Citigroup, Inc.
5.375%, 08/09/20	2,200,000	2,491,207
5.850%, 08/02/16	500,000	534,545
6.125%, 11/21/17 (b)	1,700,000	1,896,899
6.125%, 05/15/18	1,900,000	2,143,955
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.250%, 05/24/41	3,640,000	4,280,577
Credit Suisse
4.375%, 08/05/20	2,611,000	2,828,718
Deutsche Bank AG
6.000%, 09/01/17	1,500,000	1,668,284
Fifth Third Bancorp
8.250%, 03/01/38	1,175,000	1,780,628
Goldman Sachs Group, Inc. (The)
3.625%, 02/07/16	2,825,000	2,898,736
6.000%, 06/15/20	2,000,000	2,304,634
6.125%, 02/15/33	2,075,000	2,564,104
6.250%, 09/01/17	760,000	844,298
6.450%, 05/01/36	2,000,000	2,402,257
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,887,626
6.500%, 09/15/37	905,000	1,153,634
JPMorgan Chase & Co.
3.250%, 09/23/22	2,850,000	2,870,523
4.950%, 03/25/20	2,650,000	2,940,988
6.300%, 04/23/19	1,900,000	2,205,406
JPMorgan Chase Bank N.A.
6.000%, 10/01/17	2,700,000	2,993,668
KFW
1.000%, 06/11/18	3,536,000	3,491,494
1.250%, 02/15/17	3,000,000	3,025,843
2.375%, 08/25/21	1,945,000	1,986,073
2.625%, 02/16/16	2,791,000	2,858,011
2.750%, 09/08/20	2,300,000	2,404,112
4.875%, 01/17/17	2,900,000	3,136,818
Lloyds Bank plc
6.375%, 01/21/21	1,500,000	1,797,325
Morgan Stanley
5.625%, 09/23/19	1,900,000	2,139,998
7.250%, 04/01/32	1,850,000	2,524,438
7.300%, 05/13/19	2,460,000	2,919,044
PNC Bank N.A.
4.875%, 09/21/17	1,000,000	1,080,772
5.250%, 01/15/17 (b)	1,600,000	1,719,046
Royal Bank of Canada
2.150%, 03/15/19 (b)	3,915,000	3,921,848

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Bank and Trust Co.
5.300%, 01/15/16	300,000	$313,848
SunTrust Banks, Inc.
3.600%, 04/15/16	1,450,000	1,491,908
Toronto-Dominion Bank (The)
2.250%, 11/05/19 (b)	4,000,000	3,989,737
UBS AG
4.875%, 08/04/20	3,500,000	3,897,173
U.S. Bancorp
3.600%, 09/11/24	3,000,000	3,042,906
Wachovia Corp.
5.750%, 06/15/17	700,000	772,719
Wells Fargo & Co.
3.676%, 06/15/16	2,775,000	2,875,974
Wells Fargo Bank N.A.
5.950%, 08/26/36	1,900,000	2,386,398

		125,953,631

Beverages—0.5%
Anheuser-Busch Cos. LLC
6.450%, 09/01/37	880,000	1,160,375
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	291,965
3.200%, 11/01/23 (b)	3,000,000	3,082,866
Diageo Finance B.V.
5.300%, 10/28/15	870,000	901,901
Pepsi Bottling Group, Inc. (The)
7.000%, 03/01/29	300,000	413,460
PepsiCo, Inc.
3.600%, 03/01/24 (b)	3,975,000	4,137,016
5.000%, 06/01/18	1,000,000	1,106,289

		11,093,872

Biotechnology—0.1%
Amgen, Inc.
5.700%, 02/01/19	850,000	955,788
6.150%, 06/01/18	1,650,000	1,867,467

		2,823,255

Building Materials—0.0%
CRH America, Inc.
6.000%, 09/30/16	900,000	967,483

Chemicals—0.5%
Dow Chemical Co. (The)
4.250%, 11/15/20	2,750,000	2,940,452
9.400%, 05/15/39	650,000	1,046,804
E. I. du Pont de Nemours & Co.
5.600%, 12/15/36	1,000,000	1,173,012
6.000%, 07/15/18	1,000,000	1,136,757
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/20 (b)	970,000	1,077,252
Praxair, Inc.
3.000%, 09/01/21 (b)	3,950,000	4,016,000

		11,390,277

Computers—0.5%
Apple, Inc.
2.400%, 05/03/23	2,072,000	2,016,157
4.450%, 05/06/44	2,944,000	3,243,661
Hewlett-Packard Co.
5.500%, 03/01/18	1,950,000	2,142,219
International Business Machines Corp.
4.000%, 06/20/42 (b)	3,200,000	3,164,864
8.375%, 11/01/19	425,000	542,311

		11,109,212

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The)
2.300%, 02/06/22	3,600,000	3,552,512
6.450%, 01/15/26	200,000	260,614

		3,813,126

Diversified Financial Services—0.9%
Associates Corp. of North America
6.950%, 11/01/18	1,700,000	1,981,183
General Electric Capital Corp.
5.300%, 02/11/21 (b)	1,915,000	2,179,385
5.400%, 02/15/17	2,000,000	2,171,974
5.500%, 01/08/20	3,360,000	3,852,181
5.875%, 01/14/38	2,050,000	2,590,204
6.750%, 03/15/32	1,250,000	1,703,561
7.500%, 08/21/35	100,000	143,541
HSBC Finance Corp.
5.500%, 01/19/16 (b)	900,000	941,920
National Rural Utilities Cooperative Finance Corp.
10.375%, 11/01/18	2,900,000	3,790,610
Nomura Holdings, Inc.
6.700%, 03/04/20 (b)	1,325,000	1,562,758

		20,917,317

Electric—2.0%
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44	3,800,000	4,265,005
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	3,070,000	3,081,891
5.850%, 04/01/18 (b)	855,000	973,713
Duke Energy Carolinas LLC
5.300%, 02/15/40	2,000,000	2,476,529
Exelon Corp.
5.625%, 06/15/35	1,500,000	1,735,784
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	2,275,286
Georgia Power Co.
5.700%, 06/01/17 (b)	1,400,000	1,542,610
Hydro-Quebec
7.500%, 04/01/16	1,350,000	1,457,323
8.400%, 01/15/22	1,000,000	1,330,312
Nisource Finance Corp.
4.800%, 02/15/44	4,000,000	4,343,501

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Northern States Power Co.
6.250%, 06/01/36	2,200,000	$2,943,312
Ohio Power Co.
5.375%, 10/01/21 (b)	1,640,000	1,900,879
Oncor Electric Delivery Co. LLC
7.000%, 05/01/32	950,000	1,336,835
Pacific Gas & Electric Co.
5.400%, 01/15/40	3,320,000	3,889,717
PacifiCorp
2.950%, 02/01/22	2,800,000	2,830,529
PPL Capital Funding, Inc.
3.400%, 06/01/23 (b)	4,000,000	4,013,121
Progress Energy, Inc.
5.625%, 01/15/16	1,900,000	1,992,046
PSEG Power LLC
8.625%, 04/15/31	1,000,000	1,443,634
Southern California Edison Co.
5.000%, 01/15/16	1,500,000	1,566,196

		45,398,223

Electronics—0.3%
Honeywell International, Inc.
5.000%, 02/15/19 (b)	2,000,000	2,235,732
Koninklijke Philips NV
5.750%, 03/11/18 (b)	900,000	1,002,252
Thermo Fisher Scientific, Inc.
4.150%, 02/01/24 (b)	3,445,000	3,620,911

		6,858,895

Environmental Control—0.1%
Waste Management, Inc.
7.000%, 07/15/28	1,265,000	1,656,578

Food—0.7%
ConAgra Foods, Inc.
5.819%, 06/15/17	1,000,000	1,096,663
General Mills, Inc.
5.650%, 02/15/19	1,700,000	1,925,858
Kroger Co. (The)
3.300%, 01/15/21 (b)	3,900,000	3,957,949
Mondelez International, Inc.
4.125%, 02/09/16	2,200,000	2,273,453
5.375%, 02/10/20	1,800,000	2,036,899
Safeway, Inc.
7.250%, 02/01/31 (b)	813,000	817,065
Sysco Corp.
2.600%, 06/12/22	2,400,000	2,364,124
Unilever Capital Corp.
5.900%, 11/15/32	1,500,000	2,048,767

		16,520,778

Forest Products & Paper—0.1%
Georgia-Pacific LLC
8.000%, 01/15/24	1,800,000	2,386,118

Forest Products & Paper—(Continued)
International Paper Co.
7.950%, 06/15/18	820,000	963,204

		3,349,322

Gas—0.0%
Sempra Energy
6.150%, 06/15/18	900,000	1,015,758

Healthcare-Products—0.1%
Baxter International, Inc.
5.375%, 06/01/18 (b)	1,400,000	1,553,835

Healthcare-Services—0.4%
Aetna, Inc.
2.750%, 11/15/22	3,000,000	2,911,977
Anthem, Inc.
5.850%, 01/15/36	1,800,000	2,213,128
Laboratory Corp. of America Holdings
4.625%, 11/15/20 (b)	1,900,000	2,022,613
UnitedHealth Group, Inc.
5.375%, 03/15/16	1,700,000	1,791,453

		8,939,171

Household Products/Wares—0.0%
Kimberly-Clark Corp.
6.125%, 08/01/17	500,000	559,349

Insurance—0.9%
ACE INA Holdings, Inc.
3.350%, 05/15/24	4,000,000	4,050,146
Aflac, Inc.
3.625%, 06/15/23	2,975,000	3,029,532
Allstate Corp. (The)
6.900%, 05/15/38	150,000	216,397
7.450%, 05/16/19	1,700,000	2,046,149
American International Group, Inc.
5.450%, 05/18/17	1,900,000	2,068,792
5.850%, 01/16/18	1,800,000	2,011,643
AXA S.A.
8.600%, 12/15/30	1,165,000	1,572,750
Berkshire Hathaway, Inc.
1.900%, 01/31/17	2,900,000	2,942,820
Chubb Corp. (The)
6.000%, 05/11/37	865,000	1,124,125
Hartford Financial Services Group, Inc.
6.100%, 10/01/41	780,000	984,822
Prudential Financial, Inc.
5.700%, 12/14/36	1,525,000	1,822,296

		21,869,472

Iron/Steel—0.1%
Vale Overseas, Ltd.
6.875%, 11/21/36	1,100,000	1,164,105

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—0.1%
Caterpillar, Inc.
7.900%, 12/15/18	1,757,000	$2,132,948

Machinery-Diversified—0.1%
Deere & Co.
2.600%, 06/08/22	1,950,000	1,915,739

Media—1.2%
21st Century Fox America, Inc.
6.550%, 03/15/33	1,950,000	2,544,670
Comcast Corp.
4.650%, 07/15/42	3,670,000	3,971,548
5.650%, 06/15/35	1,500,000	1,844,298
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
5.000%, 03/01/21	2,600,000	2,818,437
Discovery Communications LLC
6.350%, 06/01/40	1,800,000	2,177,925
Thomson Reuters Corp.
6.500%, 07/15/18 (b)	800,000	909,006
Time Warner Cable, Inc.
5.000%, 02/01/20	1,900,000	2,098,059
5.850%, 05/01/17	1,800,000	1,963,662
6.550%, 05/01/37	100,000	128,741
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23	380,000	510,338
Time Warner, Inc.
6.100%, 07/15/40	925,000	1,124,776
7.700%, 05/01/32	685,000	969,934
Viacom, Inc.
4.375%, 03/15/43	3,500,000	3,272,912
6.250%, 04/30/16	770,000	821,393
Walt Disney Co. (The)
2.750%, 08/16/21	1,930,000	1,962,353

		27,118,052

Mining—0.4%
Barrick North America Finance LLC
4.400%, 05/30/21	3,125,000	3,157,295
Freeport-McMoRan, Inc.
3.550%, 03/01/22	3,700,000	3,481,369
Newmont Mining Corp.
6.250%, 10/01/39	1,800,000	1,811,857
Rio Tinto Alcan, Inc.
6.125%, 12/15/33	1,751,000	2,112,089

		10,562,610

Miscellaneous Manufacturing—0.4%
General Electric Co.
3.375%, 03/11/24 (b)	2,900,000	3,007,103
5.250%, 12/06/17 (b)	1,800,000	1,993,933
Tyco Electronics Group S.A.
6.550%, 10/01/17	1,600,000	1,799,318

Miscellaneous Manufacturing—(Continued)
Tyco International Finance SA/Tyco Fire & Security Finance SCA
6.875%, 01/15/21 (b)	1,275,000	1,524,716

		8,325,070

Multi-National—1.3%
Asian Development Bank
5.500%, 06/27/16	3,850,000	4,127,591
European Bank for Reconstruction & Development
1.000%, 06/15/18 (b)	3,564,000	3,517,815
European Investment Bank
1.625%, 06/15/17 (b)	1,975,000	2,006,288
4.000%, 02/16/21 (b)	1,700,000	1,897,436
4.875%, 02/15/36	3,700,000	4,808,089
5.125%, 05/30/17	1,750,000	1,922,643
Inter-American Development Bank
2.375%, 08/15/17	2,000,000	2,067,639
6.800%, 10/15/25	500,000	686,945
7.000%, 06/15/25	200,000	273,762
International Bank for Reconstruction & Development
2.375%, 05/26/15 (b)	1,420,000	1,432,344
7.625%, 01/19/23	2,970,000	4,158,387
8.875%, 03/01/26	535,000	836,930
International Finance Corp.
1.750%, 09/04/18	2,975,000	3,004,901

		30,740,770

Office/Business Equipment—0.1%
Xerox Corp.
6.350%, 05/15/18 (b)	2,550,000	2,869,390

Oil & Gas—1.4%
Anadarko Petroleum Corp.
6.375%, 09/15/17	2,445,000	2,716,418
Apache Finance Canada Corp.
7.750%, 12/15/29	300,000	406,325
BP Capital Markets plc
3.245%, 05/06/22	3,900,000	3,825,068
Canadian Natural Resources, Ltd.
6.250%, 03/15/38	1,800,000	1,989,012
Chevron Corp.
3.191%, 06/24/23	3,025,000	3,055,050
ConocoPhillips Canada Funding Co. I
5.950%, 10/15/36	1,550,000	1,927,818
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	929,957
Devon Energy Corp.
6.300%, 01/15/19	850,000	966,127
Hess Corp.
8.125%, 02/15/19	3,130,000	3,719,930
Marathon Oil Corp.
6.600%, 10/01/37	2,000,000	2,327,458
Petrobras International Finance Co. S.A.
6.125%, 10/06/16	600,000	607,349

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V.
4.300%, 09/22/19	1,000,000	$1,093,443
Statoil ASA
6.700%, 01/15/18	300,000	344,760
Suncor Energy, Inc.
6.100%, 06/01/18	2,500,000	2,798,494
Total Capital International S.A.
2.700%, 01/25/23 (b)	3,000,000	2,901,572
Transocean, Inc.
6.375%, 12/15/21 (b)	2,035,000	1,862,025
XTO Energy, Inc.
6.500%, 12/15/18	1,600,000	1,873,431

		33,344,237

Oil & Gas Services—0.2%
Weatherford International, Ltd.
4.500%, 04/15/22 (b)	2,300,000	2,051,624
9.625%, 03/01/19	1,500,000	1,718,052

		3,769,676

Pharmaceuticals—1.1%
Abbott Laboratories
5.125%, 04/01/19	1,073,000	1,194,750
AbbVie, Inc.
4.400%, 11/06/42	3,200,000	3,290,131
AstraZeneca plc
4.000%, 09/18/42	5,200,000	5,202,637
Bristol-Myers Squibb Co.
5.875%, 11/15/36	2,000,000	2,500,442
Express Scripts Holding Co.
6.125%, 11/15/41	1,520,000	1,909,262
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/38	2,100,000	2,776,979
Johnson & Johnson
5.950%, 08/15/37	910,000	1,219,064
6.950%, 09/01/29	250,000	352,748
Merck & Co., Inc.
6.550%, 09/15/37	1,000,000	1,403,027
Merck Sharp & Dohme Corp.
5.950%, 12/01/28 (b)	300,000	387,981
Novartis Capital Corp.
4.400%, 04/24/20	900,000	993,720
Sanofi
4.000%, 03/29/21 (b)	2,775,000	3,010,199
Wyeth LLC
5.500%, 02/15/16	1,700,000	1,790,488

		26,031,428

Pipelines—0.8%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	220,000	283,183
Energy Transfer Partners L.P.
4.650%, 06/01/21	1,950,000	2,037,784
Enterprise Products Operating LLC
6.300%, 09/15/17	1,900,000	2,118,890

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P.
6.500%, 02/01/37	2,000,000	2,219,148
Plains All American Pipeline L.P. / PAA Finance Corp.
6.500%, 05/01/18	2,485,000	2,806,348
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,266,238
7.625%, 04/01/37	640,000	799,188
TransCanada PipeLines, Ltd.
6.200%, 10/15/37	1,800,000	2,119,849
Williams Partners L.P.
5.250%, 03/15/20	3,575,000	3,833,944

		17,484,572

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc.
6.100%, 03/15/20	860,000	996,271
Boston Properties L.P.
3.850%, 02/01/23	2,950,000	3,056,299
ERP Operating L.P.
5.750%, 06/15/17	900,000	985,499
HCP, Inc.
5.375%, 02/01/21	2,591,000	2,892,832
Kimco Realty Corp.
6.875%, 10/01/19	550,000	650,186
Regency Centers L.P.
5.250%, 08/01/15 (b)	850,000	871,038
Simon Property Group L.P.
5.250%, 12/01/16	2,000,000	2,135,977

		11,588,102

Retail—0.8%
Costco Wholesale Corp.
5.500%, 03/15/17	465,000	509,689
CVS Health Corp.
2.250%, 12/05/18	3,930,000	3,945,976
Home Depot, Inc. (The)
4.400%, 04/01/21	1,450,000	1,601,432
5.400%, 03/01/16	900,000	948,207
Lowe’s Cos., Inc.
6.875%, 02/15/28	1,000,000	1,291,984
McDonald’s Corp.
5.350%, 03/01/18	885,000	981,860
Target Corp.
6.350%, 11/01/32	1,000,000	1,293,516
Wal-Mart Stores, Inc.
2.550%, 04/11/23	4,000,000	3,925,364
5.250%, 09/01/35	935,000	1,108,983
5.625%, 04/15/41	1,900,000	2,411,352
Walgreen Co.
5.250%, 01/15/19	900,000	996,117

		19,014,480

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.1%
Intel Corp.
2.700%, 12/15/22	2,000,000	$1,986,678

Software—0.5%
Adobe Systems, Inc.
4.750%, 02/01/20	2,200,000	2,406,708
Microsoft Corp.
4.200%, 06/01/19 (b)	2,700,000	2,973,179
Oracle Corp.
2.375%, 01/15/19 (b)	3,885,000	3,947,908
5.250%, 01/15/16	2,000,000	2,095,567

		11,423,362

Telecommunications—1.6%
America Movil S.A.B. de C.V.
2.375%, 09/08/16	2,875,000	2,927,722
AT&T Mobility LLC
7.125%, 12/15/31	100,000	137,502
AT&T, Inc.
5.500%, 02/01/18	3,500,000	3,863,806
5.800%, 02/15/19 (b)	1,700,000	1,925,091
6.300%, 01/15/38	1,300,000	1,576,886
British Telecommunications plc
9.625%, 12/15/30	1,000,000	1,571,764
Cisco Systems, Inc.
5.500%, 01/15/40	2,000,000	2,436,883
Deutsche Telekom International Finance B.V.
5.750%, 03/23/16	460,000	485,551
8.750%, 06/15/30	1,000,000	1,468,693
Orange S.A.
2.750%, 09/14/16	2,857,000	2,920,280
Rogers Communications, Inc.
6.800%, 08/15/18	800,000	925,732
Telefonica Emisiones S.A.U.
6.221%, 07/03/17	1,400,000	1,548,087
Verizon Communications, Inc.
4.600%, 04/01/21 (b)	2,400,000	2,593,968
5.150%, 09/15/23	3,510,000	3,879,094
6.100%, 04/15/18	1,600,000	1,807,419
6.550%, 09/15/43	3,304,000	4,226,245
Verizon New York, Inc.
7.375%, 04/01/32	500,000	623,028
Vodafone Group plc
6.150%, 02/27/37	2,170,000	2,577,817

		37,495,568

Transportation—0.3%
CSX Corp.
6.150%, 05/01/37	1,600,000	2,063,784
7.900%, 05/01/17	500,000	570,754
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,910,528
5.590%, 05/17/25	28,000	32,725
Union Pacific Corp.
6.625%, 02/01/29	1,200,000	1,578,815

Transportation—(Continued)
United Parcel Service, Inc.
5.125%, 04/01/19	760,000	852,786

		7,009,392

Total Corporate Bonds & Notes (Cost $547,468,815)		571,304,596

Foreign Government—2.0%

Banks—0.1%
Oesterreichische Kontrollbank AG
1.625%, 03/12/19 (b)	3,025,000	3,027,533

Provincial—0.5%
Province of British Columbia
2.000%, 10/23/22 (b)	1,970,000	1,928,971
Province of Nova Scotia
5.125%, 01/26/17	900,000	975,109
9.250%, 03/01/20	250,000	327,668
Province of Ontario
2.450%, 06/29/22 (b)	4,000,000	3,982,040
4.400%, 04/14/20 (b)	2,100,000	2,339,361
Province of Quebec
7.500%, 07/15/23	350,000	470,248

		10,023,397

Sovereign—1.4%
Brazilian Government International Bonds
6.000%, 01/17/17	3,755,000	4,046,013
7.125%, 01/20/37	1,650,000	2,074,875
Colombia Government International Bond
8.125%, 05/21/24	1,500,000	1,987,500
Italy Government International Bond
4.500%, 01/21/15	1,475,000	1,477,449
Mexico Government International Bonds
5.750%, 10/12/10	4,100,000	4,407,500
6.750%, 09/27/34	1,050,000	1,383,375
8.000%, 09/24/22 (b)	2,200,000	2,893,000
Panama Government International Bond
5.200%, 01/30/20	1,370,000	1,510,425
Peruvian Government International Bond
8.750%, 11/21/33	1,450,000	2,262,000
Philippine Government International Bond
5.000%, 01/13/37 (b)	1,740,000	2,035,800
Republic of Korea
7.125%, 04/16/19	1,600,000	1,929,266
Turkey Government International Bonds
3.250%, 03/23/23	2,350,000	2,232,500
6.250%, 09/26/22	1,607,000	1,834,985
7.375%, 02/05/25	1,473,000	1,828,361

		31,903,049

Total Foreign Government (Cost $43,477,013)		44,953,979

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—1.6%

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—1.6%
Bear Stearns Commercial Mortgage Securities Trust
5.540%, 09/11/41	949,223	$999,072
5.694%, 06/11/50 (a)	1,500,000	1,630,337
Citigroup Commercial Mortgage Trust
5.431%, 10/15/49	1,500,000	1,586,434
5.771%, 03/15/49 (a)	1,576,471	1,647,711
Commercial Mortgage Trust
5.796%, 12/10/49 (a)	2,400,000	2,620,468
Freddie Mac Multifamily Structured Pass-Through Certificates
2.902%, 08/25/20	2,301,564	2,377,516
3.060%, 07/25/23 (a)	4,800,000	4,955,136
GS Mortgage Securities Trust
3.135%, 06/10/46	2,935,000	2,971,131
3.377%, 05/10/45	2,750,000	2,854,533
4.243%, 08/10/46	966,000	1,055,589
JPMorgan Chase Commercial Mortgage Securities Trust
5.420%, 01/15/49	2,353,959	2,513,037
5.440%, 06/12/47	857,266	912,092
LB-UBS Commercial Mortgage Trust
5.156%, 02/15/31	2,441,803	2,500,824
Morgan Stanley Capital I Trust
4.989%, 08/13/42	934,744	936,985
5.651%, 06/11/42 (a)	2,000,000	2,176,747
5.809%, 12/12/49	2,530,848	2,751,819
5.908%, 06/11/49 (a)	1,382,842	1,505,667
WF-RBS Commercial Mortgage Trust
3.488%, 06/15/46	1,054,000	1,074,114

Total Mortgage-Backed Securities (Cost $36,247,778)		37,069,212

Municipals—0.7%
Los Angeles Community College District, Build America Bonds
6.750%, 08/01/49	2,210,000	3,293,695
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	2,160,000	3,009,658
Municipal Electric Authority of Georgia, Build America Bonds
6.637%, 04/01/57	2,000,000	2,651,440
Oregon School Boards Association, Build America Bonds
5.680%, 06/30/28	1,900,000	2,260,126
State of California, Build America Bonds
7.300%, 10/01/39	2,000,000	2,945,980
State of Illinois, Build America Bonds
5.100%, 06/01/33	1,230,000	1,221,009

Total Municipals (Cost $12,085,627)		15,381,908

Asset-Backed Securities—0.5%
Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Automobile—0.3%
CarMax Auto Owner Trust
0.970%, 04/16/18	3,145,000	3,148,922
Honda Auto Receivables Owner Trust
0.770%, 05/15/17	355,000	355,306
Nissan Auto Receivables Owner Trust
0.750%, 07/15/19	1,253,000	1,246,836
Volkswagen Auto Loan Enhanced Trust
0.950%, 04/22/19	1,252,000	1,245,586

		5,996,650

Asset-Backed - Credit Card—0.2%
Citibank Credit Card Issuance Trust
2.880%, 01/23/23	4,924,000	5,060,341

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust
4.250%, 12/25/31	54,794	54,860

Total Asset-Backed Securities (Cost $11,063,208)		11,111,851

Short-Term Investments—12.0%

Discount Notes—0.9%
Federal Home Loan Bank
0.010%, 01/20/15 (c)	1,400,000	1,399,993
0.053%, 01/08/15 (c)	1,100,000	1,099,988
0.069%, 02/13/15 (c)	11,200,000	11,199,063
0.080%, 03/18/15 (c)	4,200,000	4,199,291
0.100%, 03/27/15 (c)	2,800,000	2,799,339
Federal Home Loan Mortgage Corp.
0.027%, 01/08/15 (c)	600,000	599,996

		21,297,670

Mutual Fund—10.9%
State Street Navigator Securities Lending MET Portfolio (d)	252,366,153	252,366,153

U.S. Treasury—0.2%
U.S. Treasury Bill
0.003%, 01/02/15 (c)	4,800,000	4,799,999

Total Short-Term Investments (Cost $278,463,822)		278,463,822

Total Investments—110.8% (Cost $2,455,220,578) (e)		2,553,502,587
Other assets and liabilities (net)—(10.8)%		(248,048,840)

Net Assets—100.0%		$2,305,453,747

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2014

(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $282,346,463 and the collateral received consisted of cash in the amount of $252,366,153 and non-cash collateral with a value of $37,644,490. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,487,555,455. The aggregate unrealized appreciation and depreciation of investments were $89,353,908 and $(23,406,776), respectively, resulting in net unrealized appreciation of $65,947,132 for federal income tax purposes.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,595,217,219	$—	$1,595,217,219
Total Corporate Bonds & Notes*	—	571,304,596	—	571,304,596
Total Foreign Government*	—	44,953,979	—	44,953,979
Total Mortgage-Backed Securities*	—	37,069,212	—	37,069,212
Total Municipals	—	15,381,908	—	15,381,908
Total Asset-Backed Securities*	—	11,111,851	—	11,111,851
Short-Term Investments
Discount Notes	—	21,297,670	—	21,297,670
Mutual Fund	252,366,153	—	—	252,366,153
U.S. Treasury	—	4,799,999	—	4,799,999
Total Short-Term Investments	252,366,153	26,097,669	—	278,463,822
Total Investments	$252,366,153	$2,301,136,434	$—	$2,553,502,587

Collateral for Securities Loaned (Liability)	$—	$(252,366,153)	$—	$(252,366,153)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,553,502,587
Cash	107,589
Receivable for:
Fund shares sold	1,357,601
Interest	16,044,258
Prepaid expenses	5,583

Total Assets	2,571,017,618
Liabilities
Collateral for securities loaned	252,366,153
Payables for:
Investments purchased	9,963,651
Fund shares redeemed	2,207,950
Accrued expenses:
Management fees	470,349
Distribution and service fees	277,344
Deferred trustees’ fees	63,088
Other expenses	215,336

Total Liabilities	265,563,871

Net Assets	$2,305,453,747

Net assets consist of:
Paid in surplus	$2,203,841,572
Undistributed net investment income	67,354,802
Accumulated net realized loss	(64,024,636)
Unrealized appreciation on investments	98,282,009

Net Assets	$2,305,453,747

Net Assets
Class A	$1,008,155,812
Class B	997,099,435
Class E	76,923,651
Class G	223,274,849
Capital Shares Outstanding*
Class A	89,893,140
Class B	90,698,918
Class E	6,897,593
Class G	20,358,677
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.22
Class B	10.99
Class E	11.15
Class G	10.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,455,220,578.
(b)	Includes securities loaned at value of $282,346,463.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$62,436,899
Securities lending income	544,336

Total investment income	62,981,235
Expenses
Management fees	5,441,189
Administration fees	50,529
Custodian and accounting fees	270,911
Distribution and service fees—Class B	2,467,039
Distribution and service fees—Class E	120,021
Distribution and service fees—Class G	585,646
Audit and tax services	83,422
Legal	30,014
Trustees’ fees and expenses	29,468
Shareholder reporting	221,127
Insurance	12,893
Miscellaneous	16,984

Total expenses	9,329,243
Less management fee waiver	(151,471)

Net expenses	9,177,772

Net Investment Income	53,803,463

Net Realized and Unrealized Gain
Net realized gain on investments	1,945,403

Net change in unrealized appreciation on investments	61,983,517

Net realized and unrealized gain	63,928,920

Net Increase in Net Assets From Operations	$117,732,383

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$53,803,463	$46,837,690
Net realized gain	1,945,403	2,850,150
Net change in unrealized appreciation (depreciation)	61,983,517	(95,736,003)

Increase (decrease) in net assets from operations	117,732,383	(46,048,163)

From Distributions to Shareholders
Net investment income
Class A	(26,442,409)	(23,062,199)
Class B	(27,515,323)	(31,382,216)
Class E	(2,320,327)	(2,913,429)
Class G	(5,102,747)	(5,184,441)

Total distributions	(61,380,806)	(62,542,285)

Increase in net assets from capital share transactions	236,202,544	304,136,062

Total increase in net assets	292,554,121	195,545,614

Net Assets
Beginning of period	2,012,899,626	1,817,354,012

End of period	$2,305,453,747	$2,012,899,626

Undistributed net investment income
End of period	$67,354,802	$61,017,865

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	21,293,195	$235,457,073	26,343,840	$291,120,706
Reinvestments	2,432,604	26,442,409	2,048,153	23,062,199
Redemptions	(6,796,206)	(75,167,359)	(10,424,131)	(115,648,870)

Net increase	16,929,593	$186,732,123	17,967,862	$198,534,035

Class B
Sales	6,044,319	$65,473,330	11,245,979	$122,855,536
Reinvestments	2,578,755	27,515,323	2,834,888	31,382,216
Redemptions	(7,865,294)	(85,368,142)	(6,304,510)	(68,745,878)

Net increase	757,780	$7,620,511	7,776,357	$85,491,874

Class E
Sales	203,460	$2,230,249	502,524	$5,578,029
Reinvestments	214,448	2,320,327	259,896	2,913,429
Redemptions	(1,079,829)	(11,872,674)	(845,983)	(9,375,183)

Net decrease	(661,921)	$(7,322,098)	(83,563)	$(883,725)

Class G
Sales	7,345,176	$79,529,693	4,996,877	$54,265,414
Reinvestments	479,131	5,102,747	469,180	5,184,441
Redemptions	(3,271,469)	(35,460,432)	(3,533,045)	(38,455,977)

Net increase	4,552,838	$49,172,008	1,933,012	$20,993,878

Increase derived from capital shares transactions		$236,202,544		$304,136,062

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.93	$11.59	$11.58	$11.17	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.29	0.34	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.33	(0.55)	0.10	0.43	0.25

Total from investment operations	0.62	(0.26)	0.44	0.81	0.65

Less Distributions
Distributions from net investment income	(0.33)	(0.40)	(0.43)	(0.40)	(0.42)

Total distributions	(0.33)	(0.40)	(0.43)	(0.40)	(0.42)

Net Asset Value, End of Period	$11.22	$10.93	$11.59	$11.58	$11.17

Total Return (%) (b)	5.81	(2.33)	3.90	7.51	6.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.29	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.28	0.28	0.28	0.28	0.27
Ratio of net investment income to average net assets (%)	2.62	2.65	2.92	3.36	3.63
Portfolio turnover rate (%)	13	18	24	23	21
Net assets, end of period (in millions)	$1,008.2	$797.4	$637.3	$630.8	$662.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.72	$11.37	$11.37	$10.97	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.26	0.30	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.32	(0.54)	0.10	0.44	0.23

Total from investment operations	0.58	(0.28)	0.40	0.78	0.60

Less Distributions
Distributions from net investment income	(0.31)	(0.37)	(0.40)	(0.38)	(0.39)

Total distributions	(0.31)	(0.37)	(0.40)	(0.38)	(0.39)

Net Asset Value, End of Period	$10.99	$10.72	$11.37	$11.37	$10.97

Total Return (%) (b)	5.48	(2.53)	3.62	7.28	5.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.54	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.53	0.53	0.53	0.53	0.52
Ratio of net investment income to average net assets (%)	2.37	2.40	2.67	3.12	3.38
Portfolio turnover rate (%)	13	18	24	23	21
Net assets, end of period (in millions)	$997.1	$964.2	$934.5	$893.8	$806.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.87	$11.52	$11.52	$11.11	$10.89

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.28	0.32	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.33	(0.55)	0.09	0.44	0.23

Total from investment operations	0.60	(0.27)	0.41	0.80	0.62

Less Distributions
Distributions from net investment income	(0.32)	(0.38)	(0.41)	(0.39)	(0.40)

Total distributions	(0.32)	(0.38)	(0.41)	(0.39)	(0.40)

Net Asset Value, End of Period	$11.15	$10.87	$11.52	$11.52	$11.11

Total Return (%) (b)	5.58	(2.41)	3.68	7.38	5.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.44	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.42
Ratio of net investment income to average net assets (%)	2.47	2.50	2.77	3.21	3.49
Portfolio turnover rate (%)	13	18	24	23	21
Net assets, end of period (in millions)	$76.9	$82.2	$88.1	$91.8	$110.8

	Class G
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.70	$11.35	$11.35	$10.96	$10.75

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.30	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.33	(0.54)	0.10	0.42	0.23

Total from investment operations	0.58	(0.28)	0.40	0.76	0.59

Less Distributions
Distributions from net investment income	(0.31)	(0.37)	(0.40)	(0.37)	(0.38)

Total distributions	(0.31)	(0.37)	(0.40)	(0.37)	(0.38)

Net Asset Value, End of Period	$10.97	$10.70	$11.35	$11.35	$10.96

Total Return (%) (b)	5.46	(2.57)	3.58	7.15	5.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.59	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.58	0.57
Ratio of net investment income to average net assets (%)	2.32	2.35	2.62	3.09	3.31
Portfolio turnover rate (%)	13	18	24	23	21
Net assets, end of period (in millions)	$223.3	$169.1	$157.5	$133.5	$85.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$390,447,631	$129,335,971	$226,689,376	$51,762,610

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2014 were $5,441,189.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $526,471.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$61,380,806	$62,542,285	$—	$—	$61,380,806	$62,542,285

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$67,417,890	$—	$65,947,132	$(20,621,321)	$(11,068,438)	$101,675,263

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, $2,547,261 of capital loss carryforwards expired.

As of December 31, 2014, the Portfolio had post-enactment short-term accumulated capital losses of $2,360,669, post-enactment long-term accumulated capital losses of $8,707,769, and pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Total
$9,934,932	$6,670,752	$4,015,637	$20,621,321

8. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-26

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Aggregate Bond Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Aggregate Bond Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Aggregate Bond Index Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-27

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-28

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-29

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-30

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-31

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Barclays Aggregate Bond Index Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2014. The Board considered the Adviser’s analysis of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 7.08%, 6.81%, and 6.92%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.97%.

MARKET ENVIRONMENT / CONDITIONS

After struggling in 2013 and registering losses, fixed income markets kicked off the first quarter of 2014 with respectable returns. Contributing to returns were declining interest rates coming from the demand for yield and investors seeking safe assets because of concerns about economic growth in the U.S., much of which was disrupted by tumultuous winter weather. Adding to investor unease was increasing concern on China’s slowdown and political unrest within Ukraine.

Expectations of weaker economic growth continued into the second quarter and led to further rate declines. This period saw corporate credit spreads tighten further, leading to additional total return for the quarter and year-to-date. The Federal Reserve (the “Fed”) continued to reduce the pace of its asset purchase program, while the European Central Bank (the “ECB”) was moving to an easier monetary policy regime to fight declining inflation expectations and slowing growth within the Eurozone.

The third quarter of 2014 saw the theme of “global divergence” pick up and the U.S. yield curve continued to flatten due to a multitude of factors. Long-term yields declined as tensions escalated between Russia and Ukraine and drove demand for safe assets. Stronger growth and economic data in the U.S., as well as continued unwinding of asset purchases by the Fed, prompted investors to bring forward their expectations for monetary policy normalization in the U.S. Meanwhile, the ECB continued to fight the threat of disinflation and tepid growth while Japan continued striving to meet the objectives of “Abenomics.” On balance, this kept monetary policy from these regions easy. Within the commodities market, we saw crude oil prices start to decline. Overall, the interplay between the commodities market and divergent central bank policy led to a continued bid for duration and the U.S. dollar.

The fourth quarter of 2014 continued to mark a strong divergence globally as the U.S. once again printed strong economic data. While the Fed ended its asset purchase program, the ECB and the Bank of Japan maintained their easy monetary policies, which led to a continued bid for the U.S. dollar. Global financial markets witnessed sharp sell-offs in mid-October and December amidst falling crude oil prices, crowded trades, escalating geopolitical tensions and concerns about stalling global economic growth. During the quarter, the U.S. yield curve continued to flatten, European and Japanese yields drifted lower, and the decline in oil prices drove inflation expectations lower and corporate credit spreads wider.

To end the year, the U.S. yield curve flattened significantly, and total returns within the fixed income market were driven by declining long-term yields. The yield on the 2-year Treasury rose 28 basis points (“bps”) to 0.66%, whereas the 10-year Treasury declined 86 bps to 2.17% and the 30-year dropped to 2.75%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio performance benefited from the curve flattening bias that was maintained in 2014, as the U.S. yield curve did flatten over the year. Another major contributor to Portfolio performance was allocation/selection decisions across securitized assets, namely Commercial Mortgage-Backed Securities (“CMBS”) and Asset-Backed Securities (“ABS”), as well as a non-benchmark allocation to Non-Agency Residential MBS. The investor demand for yield compressed spreads across these sectors.

A number of other non-benchmark allocations also benefited Portfolio performance over the year. Specifically, the Portfolio’s U.S. dollar positioning against the euro and the yen helped performance due to increasing global divergence. Yield curve positioning within Australian rates was also positive as yields in the 10-year part of the curve declined. Additionally, an allocation to municipal bonds added to performance as the municipal market benefited from a positive supply/demand dynamic and the decline in long-term U.S. Treasury yields. Finally, an allocation to high yield credit modestly contributed to performance.

In contrast, Portfolio performance was hurt by security selection within the Investment Grade sector and an underweight relative to the benchmark index in agency debentures.

The Portfolio held derivatives during the period as part of its investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, from a duration standpoint, the Portfolio used U.S. Treasury futures to express a neutral bias for most of the period. In addition, the Portfolio held a yield curve flattening bias expressed by a combination of long-dated Treasury securities and short-to-intermediate Treasury futures. The overall impact of duration and yield curve positioning on performance was positive over the period.

At period end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS, and remained underweight Investment Grade Credit. Within the government sectors, the Portfolio was underweight Agency Debentures and Agency MBS. The Portfolio also held non-benchmark allocations to High Yield Credit, Non-Agency Residential MBS, Collateralized Loan Obligations, and Treasury Inflation-Protected Securities.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period with a modestly shorter duration versus the benchmark. We continued to manage the Portfolio at an appropriate level of risk, while looking to add return by tactically managing duration and credit exposure.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	7.08	5.70	4.72
Class B	6.81	5.44	4.45
Class E	6.92	5.54	4.56
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	57.8
Corporate Bonds & Notes	23.6
Asset-Backed Securities	13.2
Mortgage-Backed Securities	8.7
Foreign Government	4.0
Municipals	0.8
Purchased Options	0.6
Floating Rate Loans	0.4
Preferred Stocks	0.2

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.36%	$1,000.00	$1,021.10	$1.83
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B	Actual	0.61%	$1,000.00	$1,019.70	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E	Actual	0.51%	$1,000.00	$1,020.20	$2.60
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—57.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—41.8%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	47,500,000	$48,360,937
3.000%, 11/01/28	5,981,470	6,238,162
3.000%, 12/01/28	1,467,913	1,532,283
3.000%, 01/01/29	708,616	739,706
3.000%, 04/01/29	2,081,626	2,171,173
3.000%, 05/01/29	3,637,397	3,795,144
3.000%, 08/01/29	4,112,910	4,290,481
3.000%, TBA (a)	18,900,000	19,644,926
3.500%, 11/01/25	2,786,546	2,962,582
3.500%, 08/01/26	2,323,236	2,470,070
3.500%, 08/01/28	1,240,341	1,318,582
3.500%, 10/01/28	6,165,254	6,554,809
3.500%, 11/01/28	7,075,920	7,522,164
3.500%, 02/01/29	13,893,301	14,770,459
3.500%, 04/01/29	3,128,107	3,325,968
3.500%, 05/01/29	7,301,204	7,763,078
3.500%, 07/01/29	2,860,907	3,042,740
3.500%, 12/01/29	19,500,000	20,625,388
4.000%, 01/01/25	29,647	31,442
4.000%, 02/01/25	6,588,216	7,021,759
4.000%, 09/01/25	1,215,561	1,298,910
4.000%, 10/01/25	3,419,333	3,654,733
4.000%, 01/01/26	1,004,670	1,076,131
4.000%, 04/01/26	650,226	697,166
4.000%, 07/01/26	2,992,384	3,205,220
4.000%, 08/01/26	1,392,675	1,491,908
4.500%, 12/01/20	1,926,638	2,039,306
4.500%, 02/01/25	1,217,913	1,314,489
4.500%, 04/01/25	229,835	248,409
4.500%, 07/01/25	846,108	914,543
4.500%, 06/01/26	18,462,273	19,950,270
4.500%, TBA (a)	12,900,000	13,554,069
Fannie Mae 20 Yr. Pool 5.000%, 05/01/23	5,683	6,275
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	3,587,401	3,636,323
3.000%, 01/01/43	7,863,635	7,970,695
3.000%, 02/01/43	14,252,008	14,455,288
3.000%, 03/01/43	29,240,826	29,636,717
3.000%, 04/01/43	20,138,472	20,413,387
3.000%, 05/01/43	27,735,512	28,130,115
3.000%, 06/01/43	3,457,013	3,507,929
3.500%, 01/01/42	289,756	303,400
3.500%, 04/01/42	94,449	99,054
3.500%, 05/01/42	376,466	393,818
3.500%, 06/01/42	1,266,461	1,326,582
3.500%, 07/01/42	507,771	531,284
3.500%, 10/01/42	487,057	510,815
3.500%, 12/01/42	254,565	266,970
3.500%, 01/01/43	1,530,889	1,605,217
3.500%, 02/01/43	2,369,277	2,481,069
3.500%, 03/01/43	6,116,423	6,410,786
3.500%, 04/01/43	99,304	104,144
3.500%, 06/01/43	2,237,258	2,340,634
3.500%, 07/01/43	17,680,835	18,527,970

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 08/01/43	11,618,700	12,168,394
3.500%, 09/01/43	212,330	222,441
3.500%, 10/01/43	231,967	243,301
3.500%, 11/01/43	2,619,410	2,742,571
3.500%, 01/01/44	2,630,219	2,756,168
3.500%, 06/01/44	530,921	556,225
3.500%, 07/01/44	448,884	470,472
3.500%, 08/01/44	4,043,166	4,236,782
3.500%, 09/01/44	8,185,847	8,568,168
3.500%, TBA (a)	32,125,000	33,487,807
4.000%, 06/01/39	1,843,060	1,969,337
4.000%, 12/01/39	181,693	194,142
4.000%, 05/01/42	1,062,881	1,148,480
4.000%, 07/01/42	6,842,927	7,393,951
4.000%, 11/01/42	2,695,332	2,907,469
4.000%, 01/01/43	5,241,212	5,654,658
4.000%, 02/01/43	6,293,756	6,787,376
4.000%, 03/01/43	5,698,553	6,148,336
4.000%, 05/01/43	4,203,513	4,534,734
4.000%, 06/01/43	2,515,014	2,712,421
4.000%, 07/01/43	83,515	90,116
4.000%, 08/01/43	2,440,526	2,632,763
4.000%, 09/01/43	7,534,701	8,126,376
4.000%, 11/01/43	5,947,104	6,418,461
4.000%, 12/01/43	3,456,273	3,732,554
4.000%, 01/01/44	14,752,407	15,940,860
4.000%, 02/01/44	14,050,252	15,184,612
4.000%, 05/01/44	5,878,727	6,349,188
4.000%, 06/01/44	91,449	98,668
4.000%, 07/01/44	672,083	725,133
4.000%, 08/01/44	3,460,926	3,734,506
4.000%, 09/01/44	13,124,787	14,102,412
4.000%, 10/01/44	18,095,230	19,531,376
4.000%, 11/01/44	14,987,051	16,176,709
4.000%, 12/01/44	9,350,514	10,092,097
4.500%, 11/01/39	645,976	703,262
4.500%, 08/01/40	7,507,819	8,157,792
4.500%, 11/01/40	2,169,506	2,357,374
4.500%, 08/01/41	282,001	306,839
4.500%, 09/01/41	1,476,380	1,605,197
4.500%, 01/01/42	426,723	463,546
4.500%, 07/01/42	19,129,249	20,759,142
4.500%, 08/01/42	2,090,484	2,271,408
4.500%, 08/01/43	388,857	424,043
4.500%, 09/01/43	29,944,474	32,529,150
4.500%, 10/01/43	4,812,165	5,238,167
4.500%, 12/01/43	4,164,257	4,526,118
4.500%, 01/01/44	7,351,506	8,062,550
4.500%, 02/01/44	1,476,234	1,603,962
4.500%, 03/01/44	6,958,557	7,568,193
5.000%, 11/01/32	19,699	21,830
5.000%, 02/01/33	1,852,391	2,053,192
5.000%, 03/01/33	15,684	17,316
5.000%, 04/01/33	107,568	119,179
5.000%, 07/01/33	12,727,673	14,100,045

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 08/01/33	22,779,133	$25,238,198
5.000%, 09/01/33	18,809,297	20,836,679
5.000%, 11/01/33	776,061	859,858
5.000%, 12/01/33	315,093	349,068
5.000%, 02/01/34	123,325	136,613
5.000%, 03/01/34	94,797	105,015
5.000%, 04/01/34	33,683	37,310
5.000%, 06/01/34	56,659	62,733
5.000%, 07/01/34	5,976,837	6,618,153
5.000%, 10/01/34	2,514,759	2,786,014
5.000%, 12/01/34	87,211	96,604
5.000%, 02/01/35	566,658	627,449
5.000%, 04/01/35	10,382	11,498
5.000%, 07/01/35	1,451,000	1,607,060
5.000%, 09/01/35	13,108	14,523
5.000%, 10/01/35	4,683,118	5,188,456
5.000%, 12/01/35	1,449,740	1,605,208
5.000%, 08/01/36	1,332,229	1,475,112
5.000%, 07/01/37	715,828	793,093
5.000%, 04/01/41	106,152	117,473
5.000%, 07/01/41	850,907	945,433
5.000%, 08/01/41	1,019,592	1,128,377
5.000%, 01/01/42	11,000,024	12,193,981
5.500%, 11/01/32	2,748,861	3,086,901
5.500%, 12/01/32	442,581	498,781
5.500%, 01/01/33	1,693,229	1,899,066
5.500%, 12/01/33	570,666	643,159
5.500%, 08/01/37	4,769,575	5,369,667
5.500%, 02/01/38	660,402	748,693
5.500%, 03/01/38	472,854	535,530
5.500%, 04/01/38	556,299	623,868
5.500%, 06/01/38	549,028	622,936
5.500%, 12/01/38	540,154	603,585
5.500%, 08/01/39	624,604	698,373
5.500%, 03/01/40	619,894	692,941
5.500%, 04/01/40	263,806	295,073
5.500%, 04/01/41	744,792	836,912
5.500%, TBA (a)	4,000,000	4,474,375
6.000%, 02/01/34	482,159	550,973
6.000%, 08/01/34	374,023	427,139
6.000%, 04/01/35	5,690,157	6,504,576
6.000%, 06/01/36	1,006,597	1,155,416
6.000%, 02/01/38	1,235,413	1,400,466
6.000%, 03/01/38	471,668	541,986
6.000%, 05/01/38	1,469,364	1,689,289
6.000%, 10/01/38	1,865,099	2,117,757
6.000%, 12/01/38	582,918	664,163
6.000%, 04/01/40	5,930,177	6,724,548
6.000%, 09/01/40	614,149	696,808
6.000%, 06/01/41	1,274,762	1,447,057
6.000%, TBA (a)	4,400,000	4,989,703
6.500%, 05/01/40	9,095,897	10,358,631
Fannie Mae ARM Pool 2.993%, 03/01/41 (b)	718,264	764,587
3.129%, 03/01/41 (b)	973,463	1,035,812

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 3.177%, 12/01/40 (b)	1,738,302	1,823,377
3.337%, 06/01/41 (b)	3,402,501	3,586,731
3.501%, 09/01/41 (b)	2,574,566	2,719,851
4.993%, 08/01/38 (b)	979,429	1,045,680
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	253,226	271,985
Fannie Mae-Aces 0.143%, 08/25/24 (b) (c)	118,304,183	1,502,463
3.021%, 08/25/24	890,000	910,263
Freddie Mac 15 Yr. Gold Pool 3.000%, TBA (a)	11,100,000	11,520,848
Freddie Mac 30 Yr. Gold Pool 2.500%, TBA (a)	19,100,000	19,426,192
3.000%, 01/01/43	2,718,666	2,751,863
3.000%, 03/01/43	6,129,061	6,203,105
3.000%, 04/01/43	25,498,944	25,802,471
3.000%, 07/01/43	17,524,252	17,739,279
3.000%, 08/01/43	10,820,437	10,951,299
3.500%, 04/01/42	4,692,765	4,900,944
3.500%, 08/01/42	3,102,100	3,242,335
3.500%, 09/01/42	1,588,354	1,657,731
3.500%, 11/01/42	3,093,527	3,222,410
3.500%, 02/01/43	582,856	609,799
3.500%, 04/01/43	9,147,859	9,547,779
3.500%, 07/01/43	8,871,804	9,270,285
3.500%, 12/01/43	11,194,363	11,690,310
3.500%, 01/01/44	798,608	835,285
3.500%, 02/01/44	3,701,370	3,863,639
3.500%, 04/01/44	224,641	234,765
3.500%, 05/01/44	859,485	898,308
3.500%, 06/01/44	239,376	250,146
3.500%, 07/01/44	1,933,627	2,018,706
3.500%, 08/01/44	788,863	824,402
3.500%, 09/01/44	2,201,739	2,300,348
3.500%, TBA (a)	11,600,000	12,061,281
4.000%, 10/01/40	276,905	298,067
4.000%, 11/01/40	1,302,533	1,402,055
4.000%, 10/01/41	1,162,287	1,250,729
4.000%, 09/01/43	674,077	726,570
4.000%, 08/01/44	5,666,967	6,107,307
4.000%, TBA (a)	37,000,000	39,439,687
4.500%, 02/01/39	3,329,119	3,610,988
4.500%, 09/01/43	3,042,165	3,305,077
4.500%, 11/01/43	5,850,025	6,343,756
4.500%, TBA (a)	22,900,000	24,820,559
5.000%, 10/01/41	1,564,619	1,731,207
5.000%, TBA (a)	27,300,000	30,124,914
5.500%, 09/01/39	439,989	492,140
5.500%, 01/01/40	518,971	580,885
5.500%, 07/01/40	753,998	843,723
5.500%, 06/01/41	6,797,530	7,598,979
5.500%, TBA (a)	2,300,000	2,569,352
Freddie Mac ARM Non-Gold Pool 2.999%, 02/01/41 (b)	1,291,069	1,376,561

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 3.171%, 10/25/24	2,686,000	$2,786,789
3.490%, 01/25/24	1,113,000	1,184,310
Ginnie Mae (CMO) 0.988%, 02/16/53 (b) (c)	26,594,424	1,987,162
Ginnie Mae I 30 Yr. Pool 3.500%, 02/15/42	415,201	439,606
3.500%, 04/15/42	652,458	690,942
3.500%, 05/15/42	519,851	550,432
3.500%, 08/15/42	804,395	851,693
3.500%, 11/15/42	625,292	657,336
3.500%, 12/15/42	1,782,759	1,887,653
3.500%, 01/15/43	741,227	784,913
3.500%, 02/15/43	1,217,435	1,289,199
3.500%, 03/15/43	573,140	604,763
3.500%, 04/15/43	2,344,977	2,483,306
3.500%, 05/15/43	4,267,199	4,518,822
3.500%, 06/15/43	1,096,538	1,161,237
3.500%, 07/15/43	3,650,000	3,865,156
4.000%, 12/15/41	27,653	29,694
4.000%, 05/15/42	153,282	164,602
4.000%, TBA (a)	14,905,000	15,990,096
4.500%, 02/15/42	28,004,185	30,677,766
4.500%, TBA (a)	17,300,000	18,902,278
5.000%, 12/15/38	743,475	820,015
5.000%, 07/15/39	2,010,662	2,223,174
5.000%, 12/15/40	2,628,441	2,915,714
5.000%, TBA (a)	26,700,000	29,404,937
5.500%, 04/15/33	60,379	67,974
5.500%, TBA (a)	12,500,000	13,955,567
6.500%, 04/15/33	54,132	61,770
8.000%, 11/15/29	6,108	6,219
8.500%, 01/15/17	1,972	1,980
8.500%, 03/15/17	733	736
8.500%, 05/15/17	428	429
8.500%, 11/15/21	2,753	2,766
8.500%, 05/15/22	1,242	1,309
9.000%, 10/15/16	1,125	1,130
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (a)	57,705,000	59,010,576
3.500%, 10/20/42	850,166	893,843
3.500%, 01/20/43	755,898	794,732
3.500%, 04/20/43	664,883	698,905
3.500%, 10/20/44	113,723,157	119,553,281
4.000%, 09/20/40	245,140	263,688
4.000%, 10/20/40	457,482	492,127
4.000%, 12/20/40	6,463,869	6,954,573
4.000%, 01/20/41	4,850,604	5,219,380
4.000%, 02/20/41	85,289	91,763
4.000%, 07/20/43	466,690	500,915
4.000%, 08/20/44	1,380,954	1,495,004
4.000%, 10/20/44	182,348,899	195,910,204
4.000%, 11/20/44	53,289,238	57,256,915
4.000%, 12/20/44	34,800,000	37,391,070
4.500%, 05/20/41	28,326,676	31,078,991

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 06/20/41	2,764,253	3,030,358
4.500%, 07/20/41	1,701,795	1,865,286
4.500%, TBA (a)	1,880,000	2,054,120
5.000%, 10/20/33	1,920,577	2,131,415
5.000%, 10/20/39	845,154	943,692

		1,817,454,276

U.S. Treasury—16.0%
U.S. Treasury Bonds 2.750%, 08/15/42	11,015,000	11,011,563
2.750%, 11/15/42	465,000	464,528
3.000%, 11/15/44	25,807,500	27,122,082
U.S. Treasury Inflation Indexed Bonds (n) 0.750%, 02/15/42	14,591,191	14,177,400
1.375%, 02/15/44	8,262,874	9,351,895
U.S. Treasury Inflation Indexed Notes (n) 0.125%, 01/15/23	7,535,374	7,286,353
0.625%, 01/15/24	22,478,074	22,574,662
U.S. Treasury Notes 0.250%, 05/31/15	29,515,000	29,533,447
0.500%, 11/30/16 (d)	10,530,000	10,503,675
1.000%, 12/15/17	164,075,000	163,690,408
1.000%, 11/30/19 (e)	91,390,000	88,641,172
1.250%, 11/30/18	5,817,800	5,776,895
1.500%, 10/31/19	20,420,000	20,295,561
1.500%, 11/30/19 (d)	88,107,800	87,550,254
1.625%, 11/15/22	6,432,200	6,239,736
1.875%, 11/30/21	43,450,000	43,195,426
2.000%, 05/31/21	17,429,000	17,516,145
2.250%, 11/15/24	113,369,900	114,131,632
2.375%, 08/15/24	19,254,000	19,610,507

		698,673,341

Total U.S. Treasury & Government Agencies (Cost $2,500,578,244)		2,516,127,617

Corporate Bonds & Notes—23.6%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The) 4.000%, 03/15/22	1,757,000	1,798,439
4.200%, 04/15/24	2,802,000	2,865,913
Omnicom Group, Inc. 3.650%, 11/01/24	885,000	885,411

		5,549,763

Aerospace/Defense—0.1%
Boeing Co. (The) 2.350%, 10/30/21	970,000	963,591
Lockheed Martin Corp. 4.070%, 12/15/42	1,259,000	1,270,426
Raytheon Co. 3.150%, 12/15/24 (f)	677,000	679,030

		2,913,047

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.3%
Altria Group, Inc. 2.625%, 01/14/20	1,922,000	$1,927,580
Philip Morris International, Inc. 1.125%, 08/21/17 (f)	3,820,000	3,803,914
4.875%, 11/15/43	1,951,000	2,175,033
Reynolds American, Inc. 3.250%, 11/01/22	1,930,000	1,879,901
4.750%, 11/01/42 (f)	1,675,000	1,625,673

		11,412,101

Airlines—0.1%
Southwest Airlines Co. 2.750%, 11/06/19 (f)	1,181,000	1,186,434
United Airlines Pass-Through Trust 4.750%, 10/11/23	453,000	448,470
United Continental Holdings, Inc. 6.000%, 07/15/28 (f)	2,120,000	2,019,300

		3,654,204

Auto Manufacturers—0.3%
General Motors Co. 4.000%, 04/01/25	1,727,000	1,731,318
4.875%, 10/02/23	2,350,000	2,514,500
6.250%, 10/02/43	1,410,000	1,684,386
Jaguar Land Rover Automotive plc 8.250%, 03/15/20 (GBP)	220,000	377,183
Toyota Motor Credit Corp. 2.750%, 05/17/21	7,640,000	7,753,278

		14,060,665

Auto Parts & Equipment—0.0%
Samvardhana Motherson Automotive Systems Group B.V. 4.125%, 07/15/21 (EUR)	103,000	122,121
Schaeffler Holding Finance B.V. 5.750%, 11/15/21 (EUR) (g)	100,000	128,870
Servus Luxembourg Holding SCA 7.750%, 06/15/18 (EUR)	93,505	119,064

		370,055

Banks—5.3%
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (b)	200,000	246,547
Banco do Brasil S.A. 9.000%, 06/18/24 (b)	932,000	866,760
Bank of America Corp. 2.600%, 01/15/19	17,801,000	17,939,421
2.650%, 04/01/19	3,034,000	3,056,254
3.300%, 01/11/23	3,362,000	3,362,259
4.200%, 08/26/24	5,217,000	5,314,688
4.250%, 10/22/26	4,976,000	4,964,829
Bank of Ireland 4.250%, 06/11/24 (EUR) (b)	100,000	119,492
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19 (f)	4,220,000	4,233,373

Banks—(Continued)
Bank of Nova Scotia (The) 1.300%, 07/21/17	10,965,000	10,929,287
2.800%, 07/21/21 (f)	5,289,000	5,291,206
Bankia S.A. 4.000%, 05/22/24 (EUR) (b)	200,000	236,383
Barclays plc 2.750%, 11/08/19 (f)	3,897,000	3,873,189
BB&T Corp. 2.450%, 01/15/20	2,522,000	2,511,733
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,182,477
Capital One N.A. 2.950%, 07/23/21 (f)	5,161,000	5,128,708
Citigroup, Inc. 1.850%, 11/24/17	5,104,000	5,098,136
2.500%, 09/26/18 (f)	5,097,000	5,156,553
2.500%, 07/29/19 (f)	10,820,000	10,828,689
5.800%, 11/15/19 (b) (f)	1,668,000	1,668,000
6.300%, 05/15/24 (b) (f)	945,000	930,825
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625%, 12/01/23	5,161,000	5,474,345
Credit Suisse 3.000%, 10/29/21 (f)	2,270,000	2,259,404
Discover Bank 7.000%, 04/15/20	1,678,000	1,977,595
Goldman Sachs Group, Inc. (The) 2.550%, 10/23/19	9,473,000	9,438,405
2.625%, 01/31/19 (f)	6,320,000	6,358,590
2.900%, 07/19/18 (f)	6,205,000	6,365,585
3.625%, 02/07/16	3,625,000	3,719,460
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A) (f)	13,340,000	13,546,770
HSBC Holdings plc 4.250%, 03/14/24 (f)	5,140,000	5,348,592
JPMorgan Chase & Co. 1.350%, 02/15/17	12,770,000	12,769,719
2.200%, 10/22/19	2,445,000	2,423,917
2.350%, 01/28/19 (f)	2,630,000	2,647,158
3.875%, 09/10/24	5,490,000	5,494,672
4.750%, 03/01/15	6,975,000	7,014,876
6.100%, 10/01/24 (b) (f)	590,000	588,525
6.750%, 02/01/24 (b)	355,000	374,525
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	4,182,000	4,154,516
1.650%, 03/24/17 (144A) (f)	3,455,000	3,466,916
Morgan Stanley 3.750%, 02/25/23	14,291,000	14,660,008
4.350%, 09/08/26 (f)	3,950,000	3,973,601
5.000%, 11/24/25	2,932,000	3,128,781
Novo Banco S.A. 4.000%, 01/21/19 (EUR)	200,000	234,135
State Street Capital Trust IV 1.241%, 06/01/77 (b)	500,000	415,000
Wells Fargo & Co. 1.500%, 07/01/15	3,485,000	3,503,711

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co. 2.125%, 04/22/19 (f)	5,515,000	$5,513,555
3.300%, 09/09/24 (f)	1,752,000	1,762,962
4.100%, 06/03/26	2,150,000	2,197,423
5.375%, 11/02/43	1,887,000	2,146,864
5.900%, 06/15/24 (b) (f)	3,928,000	3,957,460

		228,855,879

Biotechnology—0.3%
Amgen, Inc. 3.625%, 05/22/24	2,803,000	2,849,084
5.650%, 06/15/42	2,275,000	2,706,793
Celgene Corp. 2.250%, 05/15/19 (f)	2,344,000	2,327,461
3.250%, 08/15/22	2,382,000	2,397,335
Gilead Sciences, Inc. 2.350%, 02/01/20 (f)	668,000	671,594
3.500%, 02/01/25 (f)	1,157,000	1,187,545
4.500%, 02/01/45	3,044,000	3,253,424

		15,393,236

Building Materials—0.0%
Cemex Finance LLC 5.250%, 04/01/21 (EUR)	100,000	122,518

Chemicals—0.5%
Agrium, Inc. 3.150%, 10/01/22	1,586,000	1,548,204
5.250%, 01/15/45 (f)	796,000	859,771
Dow Chemical Co. (The) 3.500%, 10/01/24 (f)	3,128,000	3,096,295
4.125%, 11/15/21 (f)	3,269,000	3,454,048
4.375%, 11/15/42	827,000	800,989
4.625%, 10/01/44	1,135,000	1,149,411
Eastman Chemical Co. 2.700%, 01/15/20 (f)	2,149,000	2,161,196
4.800%, 09/01/42	1,430,000	1,446,106
INEOS Group Holdings S.A. 5.750%, 02/15/19 (EUR)	100,000	116,165
LYB International Finance B.V. 4.000%, 07/15/23	3,968,000	4,059,034
Monsanto Co.
2.200%, 07/15/22	513,000	485,408
4.400%, 07/15/44	1,294,000	1,342,581
Sherwin-Williams Co. (The) 4.000%, 12/15/42	662,000	656,967

		21,176,175

Coal—0.1%
Peabody Energy Corp. 6.000%, 11/15/18 (f)	497,000	451,027
6.250%, 11/15/21 (f)	2,913,000	2,490,615

		2,941,642

Commercial Services—0.3%
EC Finance plc 5.125%, 07/15/21 (EUR)	200,000	249,875
MasterCard, Inc. 3.375%, 04/01/24	2,622,000	2,691,370
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	250,000	310,832
United Rentals North America, Inc. 7.625%, 04/15/22	8,490,000	9,334,755
Verisure Holding AB 8.750%, 12/01/18 (EUR)	230,000	296,129

		12,882,961

Computers—0.5%
Apple, Inc. 2.100%, 05/06/19 (f)	12,125,000	12,262,643
2.850%, 05/06/21	3,690,000	3,774,719
Hewlett-Packard Co. 3.750%, 12/01/20 (f)	5,086,000	5,261,274
Seagate HDD Cayman 5.750%, 12/01/34 (144A)	909,000	958,662

		22,257,298

Distribution/Wholesale—0.1%
Rexel S.A. 5.125%, 06/15/20 (EUR)	1,904,000	2,470,740

Diversified Financial Services—1.6%
Ally Financial, Inc. 5.125%, 09/30/24 (f)	4,165,000	4,227,475
American Express Credit Corp. 1.125%, 06/05/17 (f)	7,415,000	7,391,658
2.250%, 08/15/19	4,265,000	4,265,682
Discover Financial Services 3.850%, 11/21/22	2,593,000	2,638,123
Ford Motor Credit Co. LLC 1.724%, 12/06/17	13,370,000	13,231,821
3.664%, 09/08/24 (f)	3,198,000	3,204,390
4.250%, 09/20/22	2,343,000	2,486,075
General Electric Capital Corp. 3.100%, 01/09/23 (f)	5,148,000	5,212,324
General Motors Financial Co., Inc. 2.625%, 07/10/17	8,090,000	8,125,070
2.750%, 05/15/16	4,123,000	4,189,999
4.750%, 08/15/17 (f)	5,115,000	5,394,279
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 3.500%, 03/15/17	1,030,000	1,030,000
4.875%, 03/15/19	1,405,000	1,401,488
6.000%, 08/01/20	1,660,000	1,710,132
MassMutual Global Funding II
2.350%, 04/09/19 (144A)	4,815,000	4,844,901

		69,353,417

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.5%
Berkshire Hathaway Energy Co.
2.400%, 02/01/20 (144A) (f)	1,455,000	$1,448,665
3.500%, 02/01/25 (144A) (f)	1,457,000	1,466,264
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44 (f)	2,665,000	2,974,497
CMS Energy Corp.
3.875%, 03/01/24 (f)	1,724,000	1,790,112
Commonwealth Edison Co.
4.700%, 01/15/44	1,749,000	1,992,293
Consumers Energy Co.
3.950%, 05/15/43	1,182,000	1,219,754
Dominion Resources, Inc.
1.950%, 08/15/16	3,050,000	3,082,766
2.500%, 12/01/19 (f)	3,409,000	3,418,954
DTE Energy Co.
2.400%, 12/01/19 (f)	1,041,000	1,041,172
3.500%, 06/01/24	4,100,000	4,171,106
Duke Energy Carolinas LLC
4.250%, 12/15/41	2,451,000	2,633,531
Duke Energy Corp.
3.750%, 04/15/24 (f)	883,000	918,519
Entergy Arkansas, Inc.
3.700%, 06/01/24 (f)	5,220,000	5,469,808
Florida Power & Light Co.
3.800%, 12/15/42	1,182,000	1,193,070
Georgia Power Co.
3.000%, 04/15/16	6,380,000	6,551,705
Pacific Gas & Electric Co.
4.300%, 03/15/45	1,182,000	1,213,273
4.750%, 02/15/44	1,562,000	1,717,892
PacifiCorp
3.600%, 04/01/24	7,035,000	7,270,286
4.100%, 02/01/42	3,020,000	3,186,236
PG&E Corp.
2.400%, 03/01/19	2,223,000	2,226,366
Progress Energy, Inc.
4.875%, 12/01/19 (f)	537,000	593,795
Southern California Edison Co.
1.250%, 11/01/17	1,264,000	1,255,099
Southern Co. (The)
1.950%, 09/01/16	2,908,000	2,944,400
Trans-Allegheny Interstate Line Co.
3.850%, 06/01/25 (144A)	1,658,000	1,685,917
Virginia Electric & Power Co.
3.450%, 02/15/24	895,000	921,549
4.450%, 02/15/44	1,182,000	1,291,110

		63,678,139

Electronics—0.3%
Thermo Fisher Scientific, Inc.
3.300%, 02/15/22	3,879,000	3,885,412
3.600%, 08/15/21	4,748,000	4,903,122
4.150%, 02/01/24 (f)	1,610,000	1,697,885
5.300%, 02/01/44	531,000	609,851

Electronics—(Continued)
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	306,000	383,235

		11,479,505

Engineering & Construction—0.0%
Astaldi S.p.A.
7.125%, 12/01/20 (EUR)	100,000	123,594

Entertainment—0.0%
Gala Group Finance plc
8.875%, 09/01/18 (GBP)	189,000	307,843
Intralot Capital Luxembourg S.A.
6.000%, 05/15/21 (EUR)	100,000	101,669

		409,512

Environmental Control—0.0%
Bilbao Luxembourg S.A.
10.500%, 12/01/18 (EUR) (g)	105,625	132,924

Food—0.1%
Bakkavor Finance 2 plc
8.750%, 06/15/20 (GBP)	180,000	291,069
Boparan Finance plc
5.500%, 07/15/21 (GBP)	100,000	130,143
Kroger Co. (The)
2.950%, 11/01/21	3,173,000	3,146,972

		3,568,184

Forest Products & Paper—0.1%
International Paper Co.
3.650%, 06/15/24 (f)	1,575,000	1,573,869
4.800%, 06/15/44	2,100,000	2,144,529

		3,718,398

Healthcare-Products—0.6%
3AB Optique Developpement SAS
5.625%, 04/15/19 (EUR)	100,000	104,064
Becton Dickinson and Co.
1.800%, 12/15/17	1,005,000	1,008,707
2.675%, 12/15/19	3,128,000	3,169,136
3.125%, 11/08/21	1,593,000	1,598,929
3.734%, 12/15/24	3,196,000	3,290,522
4.685%, 12/15/44	441,000	474,940
Boston Scientific Corp.
2.650%, 10/01/18	2,290,000	2,292,695
CareFusion Corp.
1.450%, 05/15/17	2,300,000	2,283,723
IDH Finance plc
6.000%, 12/01/18 (GBP)	209,000	325,585
Medtronic, Inc.
2.500%, 03/15/20 (144A)	1,999,000	2,004,243
3.125%, 03/15/22	1,902,000	1,925,874
3.500%, 03/15/25 (144A)	1,908,000	1,951,827
3.625%, 03/15/24 (f)	2,360,000	2,449,767

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Medtronic, Inc.
4.625%, 03/15/44	2,819,000	$3,034,504
4.625%, 03/15/45 (144A)	956,000	1,036,295

		26,950,811

Healthcare-Services—1.0%
Aetna, Inc.
2.750%, 11/15/22	3,398,000	3,296,145
4.125%, 11/15/42	854,000	858,080
4.500%, 05/15/42	1,676,000	1,774,428
4.750%, 03/15/44 (f)	1,184,000	1,305,493
Anthem, Inc.
1.875%, 01/15/18 (f)	6,155,000	6,153,258
2.300%, 07/15/18	6,240,000	6,274,538
3.300%, 01/15/23	2,140,000	2,137,914
4.650%, 08/15/44	1,301,000	1,377,795
Care UK Health & Social Care plc
5.560%, 07/15/19 (GBP) (b)	100,000	144,482
HCA, Inc.
5.250%, 04/15/25 (f)	4,165,000	4,352,425
Priory Group No. 3 plc
7.000%, 02/15/18 (GBP)	165,295	266,955
Roche Holdings, Inc.
2.875%, 09/29/21 (144A)	2,020,000	2,045,238
Tenet Healthcare Corp.
6.250%, 11/01/18	4,710,000	5,110,350
UnitedHealth Group, Inc.
2.875%, 12/15/21	2,121,000	2,145,133
3.375%, 11/15/21	1,745,000	1,810,509
3.950%, 10/15/42	2,604,000	2,588,410
Ventas Realty L.P.
3.750%, 05/01/24 (f)	2,600,000	2,617,131

		44,258,284

Holding Companies-Diversified—0.0%
Co-operative Group Holdings
6.875%, 07/08/20 (GBP)	100,000	160,932

Home Furnishings—0.0%
DFS Furniture Holdings plc
7.625%, 08/15/18 (GBP)	215,000	346,067
Magnolia BC S.A.
9.000%, 08/01/20 (EUR)	100,000	115,693

		461,760

Household Products/Wares—0.1%
Kimberly-Clark Corp.
1.900%, 05/22/19	4,735,000	4,703,152

Housewares—0.1%
Newell Rubbermaid, Inc.
2.875%, 12/01/19	5,013,000	5,014,885

Insurance—0.7%
Allstate Corp. (The)
3.150%, 06/15/23	1,333,000	1,339,494
American International Group, Inc.
3.375%, 08/15/20	8,120,000	8,435,064
4.500%, 07/16/44	1,695,000	1,790,786
Berkshire Hathaway Finance Corp.
4.300%, 05/15/43 (f)	1,182,000	1,253,071
Loews Corp.
2.625%, 05/15/23	1,333,000	1,259,395
Manulife Financial Corp.
3.400%, 09/17/15	1,675,000	1,705,162
Prudential Financial, Inc.
4.500%, 11/15/20 (f)	2,980,000	3,234,182
4.600%, 05/15/44 (f)	3,115,000	3,282,961
4.750%, 09/17/15 (f)	4,775,000	4,899,723
XLIT, Ltd.
2.300%, 12/15/18	2,138,000	2,139,398

		29,339,236

Internet—0.3%
Alibaba Group Holding, Ltd.
2.500%, 11/28/19 (144A) (f)	5,766,000	5,688,257
3.125%, 11/28/21 (144A)	5,622,000	5,554,407
Amazon.com, Inc.
2.600%, 12/05/19 (f)	3,143,000	3,174,936

		14,417,600

Iron/Steel—0.0%
Nucor Corp.
5.200%, 08/01/43	1,140,000	1,256,648

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A.
8.750%, 05/15/18 (EUR)	134,000	166,403

Lodging—0.2%
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Property
8.000%, 10/01/20 (144A) (f)	4,526,000	4,435,480
11.000%, 10/01/21 (144A) (f)	5,018,000	4,566,380

		9,001,860

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
2.250%, 12/01/19	3,162,000	3,165,462
Caterpillar, Inc.
4.750%, 05/15/64	1,395,000	1,517,926

		4,683,388

Machinery-Diversified—0.1%
John Deere Capital Corp.
3.350%, 06/12/24	3,070,000	3,146,523

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—1.2%
CBS Corp.
2.300%, 08/15/19 (f)	2,455,000	$2,425,673
Comcast Cable Communications LLC
8.500%, 05/01/27	2,240,000	3,214,420
Comcast Corp.
4.750%, 03/01/44 (f)	1,610,000	1,794,171
COX Communications, Inc.
8.375%, 03/01/39 (144A)	4,590,000	6,543,761
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.800%, 03/15/22	1,610,000	1,637,966
4.600%, 02/15/21 (f)	4,875,000	5,221,783
6.375%, 03/01/41 (f)	1,128,000	1,318,816
NBCUniversal Enterprise, Inc.
5.250%, 03/29/49 (144A)	4,585,000	4,756,937
NBCUniversal Media LLC
4.375%, 04/01/21	2,075,000	2,282,079
4.450%, 01/15/43	3,467,000	3,673,678
Numericable-SFR
5.375%, 05/15/22 (EUR)	200,000	249,754
Scripps Networks Interactive, Inc.
2.750%, 11/15/19 (f)	3,179,000	3,192,304
Time Warner Cable, Inc.
4.500%, 09/15/42 (f)	4,212,000	4,329,696
Time Warner, Inc.
2.100%, 06/01/19	5,205,000	5,127,992
4.650%, 06/01/44 (f)	970,000	1,011,297
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
4.000%, 01/15/25 (EUR)	105,000	129,438
Unitymedia Kabel BW GmbH
9.500%, 03/15/21 (EUR)	270,000	365,102
Viacom, Inc.
2.750%, 12/15/19	3,826,000	3,833,587

		51,108,454

Metal Fabricate/Hardware—0.0%
Eco-Bat Finance plc
7.750%, 02/15/17 (EUR)	230,000	258,830

Mining—0.3%
Barrick Gold Corp.
3.850%, 04/01/22 (f)	2,518,000	2,423,180
BHP Billiton Finance USA, Ltd.
3.850%, 09/30/23 (f)	2,752,000	2,897,154
Freeport-McMoRan, Inc.
4.000%, 11/14/21 (f)	3,067,000	3,038,790
Newmont Mining Corp.
3.500%, 03/15/22 (f)	1,980,000	1,860,699
Rio Tinto Finance USA plc
2.875%, 08/21/22 (f)	1,135,000	1,091,260

		11,311,083

Miscellaneous Manufacturing—0.2%
Eaton Corp.
2.750%, 11/02/22	3,206,000	3,149,565
GCL Holdings SCA
9.375%, 04/15/18 (EUR)	220,000	278,191
General Electric Co.
4.500%, 03/11/44	2,750,000	3,022,860
Hydra Dutch Holdings 2 B.V.
5.582%, 04/15/19 (EUR) (b)	100,000	109,882
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 05/01/20	1,965,000	1,952,281

		8,512,779

Oil & Gas—1.9%
Anadarko Petroleum Corp.
3.450%, 07/15/24 (f)	5,158,000	5,035,441
BP Capital Markets plc
2.237%, 05/10/19 (f)	4,886,000	4,880,073
2.500%, 11/06/22	2,362,000	2,200,742
2.521%, 01/15/20 (f)	3,746,000	3,750,379
Chevron Corp.
2.193%, 11/15/19 (f)	1,012,000	1,015,743
Continental Resources, Inc.
4.900%, 06/01/44 (f)	1,585,000	1,373,656
Devon Energy Corp.
3.250%, 05/15/22 (f)	964,000	946,992
EOG Resources, Inc.
2.450%, 04/01/20	6,805,000	6,769,703
Exxon Mobil Corp.
1.819%, 03/15/19	5,790,000	5,803,201
Laredo Petroleum, Inc.
7.375%, 05/01/22 (f)	3,500,000	3,272,500
Linn Energy LLC / Linn Energy Finance Corp.
6.250%, 11/01/19 (f)	4,115,000	3,477,175
Marathon Petroleum Corp.
4.750%, 09/15/44	1,160,000	1,095,511
MEG Energy Corp.
6.500%, 03/15/21 (144A) (f)	8,548,000	7,800,050
Murphy Oil Corp.
2.500%, 12/01/17	7,237,000	7,193,578
Noble Energy, Inc.
4.150%, 12/15/21	3,238,000	3,301,792
5.050%, 11/15/44 (f)	485,000	479,388
Noble Holding International, Ltd.
3.950%, 03/15/22 (f)	1,735,000	1,519,955
Occidental Petroleum Corp.
3.125%, 02/15/22	2,386,000	2,358,365
Phillips 66
4.875%, 11/15/44	1,255,000	1,284,550
Pioneer Natural Resources Co.
3.950%, 07/15/22 (f)	3,202,000	3,169,333
Range Resources Corp.
5.750%, 06/01/21 (f)	135,000	139,388
Shell International Finance B.V.
3.625%, 08/21/42	1,259,000	1,197,542

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Statoil ASA
2.900%, 11/08/20 (f)	7,535,000	$7,707,574
Suncor Energy, Inc.
3.600%, 12/01/24 (f)	4,726,000	4,670,016
Transocean, Inc.
6.800%, 03/15/38 (f)	674,000	577,555

		81,020,202

Oil & Gas Services—0.0%
Schlumberger Investment S.A.
3.650%, 12/01/23 (f)	1,276,000	1,333,865

Packaging & Containers—0.5%
Ardagh Glass Finance plc
8.750%, 02/01/20 (EUR)	133,000	165,775
Ardagh Packaging Finance plc
9.250%, 10/15/20 (EUR)	109,000	139,150
Novelis, Inc.
8.750%, 12/15/20	7,985,000	8,464,100
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.875%, 02/15/21 (f)	8,495,000	8,866,656
7.875%, 08/15/19	5,195,000	5,474,231

		23,109,912

Pharmaceuticals—1.0%
AbbVie, Inc.
2.900%, 11/06/22	4,462,000	4,392,959
4.400%, 11/06/42	1,632,000	1,683,684
Actavis Funding SCS
2.450%, 06/15/19 (f)	5,108,000	5,020,893
Actavis, Inc.
3.250%, 10/01/22 (f)	2,477,000	2,411,657
AmerisourceBergen Corp.
1.150%, 05/15/17	5,730,000	5,681,593
Bristol-Myers Squibb Co.
4.500%, 03/01/44 (f)	3,213,000	3,511,134
Express Scripts Holding Co.
1.250%, 06/02/17	2,105,000	2,083,163
Forest Laboratories, Inc.
4.375%, 02/01/19 (144A)	3,269,000	3,453,274
5.000%, 12/15/21 (144A)	3,221,000	3,487,783
Novartis Capital Corp.
4.400%, 04/24/20	2,965,000	3,280,517
Pfizer, Inc.
3.400%, 05/15/24 (f)	2,053,000	2,135,896
4.300%, 06/15/43	1,452,000	1,555,009
4.400%, 05/15/44	2,205,000	2,398,449
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	2,000,000	2,049,438

		43,145,449

Pipelines—1.3%
Energy Transfer Partners L.P.
3.600%, 02/01/23	2,902,000	2,808,172

Pipelines—(Continued)
Energy Transfer Partners L.P.
4.150%, 10/01/20	1,630,000	1,671,043
4.650%, 06/01/21	2,378,000	2,485,811
5.950%, 10/01/43	1,934,000	2,121,207
Enterprise Products Operating LLC
3.900%, 02/15/24 (f)	1,610,000	1,639,766
4.450%, 02/15/43 (f)	3,631,000	3,587,461
5.100%, 02/15/45	1,286,000	1,382,696
Kinder Morgan Energy Partners L.P.
3.500%, 03/01/21	13,934,000	13,708,701
4.250%, 09/01/24 (f)	1,275,000	1,277,563
5.000%, 03/01/43 (f)	595,000	565,207
Kinder Morgan, Inc.
3.050%, 12/01/19	7,396,000	7,337,202
Plains All American Pipeline L.P. / PAA Finance Corp.
2.600%, 12/15/19	5,546,000	5,507,450
4.900%, 02/15/45 (f)	1,420,000	1,443,072
TransCanada PipeLines, Ltd.
4.625%, 03/01/34 (f)	1,307,000	1,325,979
Western Gas Partners L.P.
4.000%, 07/01/22	4,525,000	4,586,549
Williams Partners L.P.
3.900%, 01/15/25	4,240,000	4,074,962

		55,522,841

Real Estate Investment Trusts—0.1%
American Tower Corp.
3.450%, 09/15/21	3,560,000	3,499,979
3.500%, 01/31/23 (f)	458,000	442,523
5.000%, 02/15/24	459,000	486,754
5.900%, 11/01/21 (f)	458,000	515,552

		4,944,808

Retail—0.2%
CVS Health Corp.
5.300%, 12/05/43	969,000	1,158,366
Debenhams plc
5.250%, 07/15/21 (GBP)	200,000	303,475
Hema Bondco I B.V.
6.250%, 06/15/19 (EUR)	100,000	101,649
Home Depot, Inc. (The)
4.400%, 03/15/45 (f)	563,000	615,312
House of Fraser Funding plc
8.875%, 08/15/18 (GBP)	178,000	291,302
Lowe’s Cos., Inc.
4.250%, 09/15/44	1,180,000	1,246,113
5.000%, 09/15/43	1,200,000	1,403,837
Target Corp.
3.500%, 07/01/24 (f)	2,295,000	2,382,607
Unique Pub Finance Co. plc (The)
5.659%, 06/30/27 (GBP)	186,219	288,791
Wal-Mart Stores, Inc.
2.550%, 04/11/23	1,571,000	1,547,441
4.000%, 04/11/43	809,000	839,321

		10,178,214

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.2%
First Data Corp.
7.375%, 06/15/19 (144A)	1,245,000	$1,310,363
Oracle Corp.
2.800%, 07/08/21	6,719,000	6,802,564
4.300%, 07/08/34	2,354,000	2,520,362

		10,633,289

Telecommunications—1.5%
Altice S.A.
7.250%, 05/15/22 (EUR)	100,000	122,518
America Movil S.A.B. de C.V.
2.375%, 09/08/16	7,975,000	8,084,417
Cisco Systems, Inc.
2.125%, 03/01/19 (f)	2,050,000	2,059,645
Intelsat Jackson Holdings S.A.
7.250%, 04/01/19 (f)	4,886,000	5,099,763
Level 3 Financing, Inc.
8.125%, 07/01/19	5,270,000	5,599,375
Sprint Communications, Inc.
9.000%, 11/15/18 (144A)	10,180,000	11,578,732
Sprint Corp.
7.875%, 09/15/23	3,535,000	3,489,752
T-Mobile USA, Inc.
6.633%, 04/28/21	1,345,000	1,380,306
6.731%, 04/28/22	1,295,000	1,333,850
6.836%, 04/28/23	410,000	423,325
Telecom Italia S.p.A.
4.875%, 09/25/20 (EUR)	200,000	268,090
Telenet Finance V Luxembourg SCA
6.750%, 08/15/24 (EUR)	320,000	433,705
Verizon Communications, Inc.
2.625%, 02/21/20 (144A)	11,809,000	11,673,988
3.450%, 03/15/21	3,470,000	3,546,482
3.850%, 11/01/42 (f)	4,136,000	3,687,165
4.400%, 11/01/34	5,145,000	5,114,032
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	240,000	393,703
Vodafone Group plc
2.500%, 09/26/22 (f)	1,571,000	1,465,066
Wind Acquisition Finance S.A.
4.082%, 07/15/20 (EUR) (b)	300,000	346,679

		66,100,593

Transportation—0.4%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	1,830,000	1,824,173
3.750%, 04/01/24	882,000	917,248
CSX Corp.
4.100%, 03/15/44	1,295,000	1,282,836
FedEx Corp.
4.900%, 01/15/34	2,725,000	3,043,460
5.100%, 01/15/44	1,580,000	1,824,373
Gategroup Finance Luxembourg S.A.
6.750%, 03/01/19 (EUR)	230,000	292,227

Transportation—(Continued)
Ryder System, Inc.
2.450%, 09/03/19	4,115,000	4,086,010
Union Pacific Corp.
4.821%, 02/01/44	1,610,000	1,838,145
Union Pacific Railroad Co. Pass Through Trust
3.227%, 05/14/26	3,720,000	3,743,287

		18,851,759

Total Corporate Bonds & Notes (Cost $1,016,812,073)		1,026,117,517

Asset-Backed Securities—13.2%

Asset-Backed - Automobile—2.2%
AmeriCredit Automobile Receivables Trust
1.660%, 09/10/18	1,400,000	1,407,258
1.680%, 07/08/19	3,191,000	3,179,088
3.310%, 10/08/19	2,010,000	2,042,775
AUTO ABS SRL
2.800%, 04/27/25 (EUR)	1,554,261	1,894,928
Chrysler Capital Auto Receivables Trust
0.560%, 12/15/16 (144A)	1,771,663	1,772,416
0.850%, 05/15/18 (144A)	2,295,000	2,294,275
1.270%, 03/15/19 (144A)	3,175,000	3,166,275
1.760%, 08/15/19 (144A)	1,670,000	1,667,555
1.780%, 06/17/19 (144A)	1,455,000	1,458,266
2.240%, 09/16/19 (144A)	1,515,000	1,518,045
2.280%, 11/15/19 (144A)	2,150,000	2,150,819
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	2,740,000	2,740,806
1.550%, 10/15/21 (144A)	7,190,000	7,175,821
1.880%, 03/15/22 (144A)	4,205,972	4,206,123
2.200%, 09/16/19 (144A)	262,454	262,979
2.290%, 04/15/22 (144A)	1,965,000	1,967,014
3.120%, 03/16/20 (144A)	2,595,000	2,608,494
DT Auto Owner Trust
4.940%, 07/16/18 (144A)	2,978,937	3,022,289
Prestige Auto Receivables Trust
0.970%, 03/15/18 (144A)	3,819,755	3,820,221
1.090%, 02/15/18 (144A)	2,883,542	2,887,170
1.330%, 05/15/19 (144A)	6,000,000	6,008,922
Santander Drive Auto Receivables Trust
1.190%, 05/15/18	8,640,000	8,643,560
1.420%, 08/16/18 (144A)	779,400	779,400
1.430%, 11/16/18 (144A)	1,611,000	1,617,234
1.430%, 02/19/19 (144A)	905,750	905,750
1.430%, 04/16/19 (144A)	1,389,216	1,384,076
1.430%, 06/18/19 (144A)	1,446,087	1,445,653
1.430%, 12/17/19 (144A)	2,937,725	2,950,181
1.820%, 05/15/19	9,415,000	9,418,606
1.940%, 12/15/16	3,786,532	3,792,076
2.330%, 11/15/19	4,731,000	4,751,419
2.760%, 02/18/20	3,040,000	3,031,263

		95,970,757

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.1%
CHLUPA Trust
3.326%, 08/15/20 (144A)	4,356,784	$4,374,473

Asset-Backed - Home Equity—0.2%
GSAA Home Equity Trust
0.450%, 10/25/35 (b)	4,670,618	4,318,252
Morgan Stanley Mortgage Loan Trust
0.390%, 04/25/37 (b)	11,130,969	5,332,580
Option One Mortgage Loan Trust
1.295%, 11/25/32 (b)	165,209	151,647

		9,802,479

Asset-Backed - Other—6.4%
ALM X, Ltd.
2.231%, 01/15/25 (144A) (b)	2,750,000	2,681,786
American Homes 4 Rent Trust
3.678%, 12/17/36 (144A)	3,750,000	3,791,014
3.786%, 10/17/36 (144A)	2,429,362	2,478,586
Battalion CLO, Ltd.
1.632%, 10/22/25 (144A) (b)	5,205,000	5,154,871
Bayview Opportunity Master Fund lIIa Trust
3.844%, 11/28/29 (144A) (b)	4,029,965	4,032,045
Benefit Street Partners CLO II, Ltd.
1.431%, 07/15/24 (144A) (b)	2,240,000	2,187,506
Carlyle Global Market Strategies CLO, Ltd.
1.621%, 01/20/25 (144A) (b)	7,820,000	7,771,625
Chase Funding Trust
6.333%, 04/25/32	775,855	790,679
CIFC Funding, Ltd.
1.713%, 05/24/26 (144A) (b)	2,780,000	2,758,107
1.820%, 01/17/27 (144A) (b)	4,035,000	3,958,335
Countrywide Asset-Backed Certificates
0.330%, 01/25/46 (b)	5,820,309	5,044,083
0.390%, 12/25/25 (b)	185,472	492,608
CT CDO IV, Ltd.
0.475%, 10/20/43 (144A) (b)	3,450,036	3,418,365
DCP Rights LLC
5.463%, 10/25/44 (144A)	7,094,000	7,068,781
Dryden XXIV Senior Loan Fund
1.662%, 11/15/23 (144A) (b)	4,250,000	4,220,870
Dryden XXVIII Senior Loan Fund
1.332%, 08/15/25 (144A) (b)	1,035,000	1,008,533
First Franklin Mortgage Loan Trust
0.380%, 12/25/36 (b)	14,109,454	8,781,103
GT Loan Financing I, Ltd.
1.503%, 10/28/24 (144A) (b)	5,670,000	5,600,650
ING Investment Management Co.
1.384%, 04/25/25 (144A) (b)	1,780,000	1,748,501
1.621%, 10/15/23 (144A) (b)	1,180,000	1,171,418
1.681%, 01/18/26 (144A) (b)	3,140,000	3,113,859
1.761%, 10/15/22 (144A) (b)	3,395,000	3,384,245
Invitation Homes Trust
1.162%, 06/17/31 (144A) (b)	4,180,000	4,124,828
1.262%, 09/17/31 (144A) (b)	1,420,000	1,402,361
1.362%, 12/17/31 (144A) (b)	2,577,000	2,562,633

Asset-Backed - Other—(Continued)
KKR Financial CLO, Ltd.
1.381%, 07/15/25 (144A) (b)	4,895,000	4,776,335
Knollwood CDO, Ltd.
3.433%, 01/10/39 (144A) (b) (h)	760,362	8
Merrill Lynch First Franklin Mortgage Loan Trust
0.410%, 05/25/37 (b)	14,408,616	8,493,361
NextGear Floorplan Master Owner Trust
1.920%, 10/15/19 (144A)	7,445,000	7,428,427
Northwoods Capital IX, Ltd.
1.651%, 01/18/24 (144A) (b)	5,070,000	5,021,977
Oaktree EIF II, Ltd.
2.604%, 11/15/25 (144A) (b)	1,445,000	1,416,244
Octagon Investment Partners XVI, Ltd.
1.348%, 07/17/25 (144A) (b)	5,600,000	5,471,474
OHA Loan Funding, Ltd.
1.503%, 08/23/24 (144A) (b)	5,670,000	5,608,033
OneMain Financial Issuance Trust
2.430%, 06/18/24 (144A)	8,865,000	8,864,823
2.470%, 09/18/24 (144A)	9,640,000	9,677,789
3.020%, 09/18/24 (144A)	1,325,000	1,325,822
4.330%, 09/18/24 (144A)	3,075,000	3,091,236
OZLM Funding IV, Ltd.
1.382%, 07/22/25 (144A) (b)	9,625,000	9,437,823
OZLM Funding, Ltd.
1.713%, 10/30/23 (144A) (b)	8,930,000	8,879,742
PFS Financing Corp.
0.761%, 10/15/19 (144A) (b)	9,335,000	9,334,505
1.261%, 02/15/18 (144A) (b)	4,230,000	4,243,934
PFS Tax Lien Trust
1.440%, 05/15/29 (144A)	4,667,759	4,670,209
Race Point VIII CLO, Ltd.
1.482%, 02/20/25 (144A) (b)	1,635,000	1,614,134
Silvermore CLO, Ltd.
1.682%, 05/15/26 (144A) (b)	6,520,000	6,443,677
Sound Point CLO, Ltd.
1.601%, 01/21/26 (144A) (b)	2,185,000	2,153,737
1.785%, 01/23/27 (144A) (b)	3,035,000	3,020,044
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	13,613,809	13,592,122
4.610%, 10/25/27 (144A)	7,845,000	7,906,489
Sunset Mortgage Loan Co. LLC
3.721%, 11/16/44 (144A)	2,984,745	2,984,745
SWAY Residential Trust
1.457%, 01/17/20 (144A) (b)	6,136,000	6,118,392
Symphony CLO XII, Ltd.
1.531%, 10/15/25 (144A) (b)	8,810,000	8,696,924
Symphony CLO XV, Ltd.
2.403%, 10/17/26 (144A) (b)	6,170,000	6,036,148
TICP CLO III, Ltd.
2.590%, 01/20/27 (144A) (b)	1,000,000	981,384
Venture XIX CLO, Ltd.
1.840%, 01/15/26 (144A) (b) (i)	1,715,000	1,708,819
2.690%, 01/15/26 (144A) (b) (i)	715,000	706,379
Vibrant CLO, Ltd.
1.708%, 07/17/24 (144A) (b)	16,240,000	16,130,689
2.628%, 07/17/24 (144A) (b)	3,060,000	3,015,768

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ziggurat CLO I, Ltd.
1.813%, 10/17/26 (144A) (b)	12,105,000	$12,083,598

		279,682,183

Asset-Backed - Student Loan—4.3%
Navient Private Education Loan Trust
0.861%, 09/16/24 (144A) (b)	4,331,150	4,331,912
1.911%, 10/17/44 (144A) (b)	3,250,000	3,218,104
Nelnet Student Loan Trust
0.683%, 08/23/36 (144A) (b)	4,030,000	3,757,909
1.883%, 11/25/24 (b)	6,095,000	6,377,278
Scholar Funding Trust
0.820%, 01/30/45 (144A) (b)	11,774,446	11,659,634
1.133%, 10/28/43 (144A) (b)	1,517,855	1,526,584
SLC Private Student Loan Trust
0.401%, 07/15/36 (b)	8,045,236	7,980,914
3.661%, 07/15/42 (144A) (b)	3,732,022	3,909,076
SLM Private Credit Student Loan Trust
0.411%, 03/15/23 (b)	1,166,737	1,150,615
0.421%, 03/15/23 (b)	8,791,304	8,714,521
0.431%, 12/15/23 (b)	12,611,959	12,503,521
0.441%, 06/15/21 (b)	4,254,790	4,224,862
0.571%, 03/15/24 (b)	1,510,000	1,442,831
0.791%, 12/16/30 (b)	4,406,757	4,341,868
SLM Private Education Loan Trust
0.761%, 08/15/22 (144A) (b)	4,807,436	4,812,388
1.011%, 02/15/22 (144A) (b)	3,305,260	3,316,607
1.561%, 08/15/25 (144A) (b)	7,680,405	7,760,288
1.561%, 10/15/31 (144A) (b)	3,740,000	3,808,259
1.770%, 05/17/27 (144A)	3,985,000	3,939,930
1.850%, 06/17/30 (144A)	25,300,000	24,860,691
2.090%, 06/15/45 (144A)	4,455,000	4,450,362
2.411%, 06/16/42 (144A) (b)	3,271,000	3,466,701
2.500%, 03/15/47 (144A)	720,000	690,127
2.661%, 01/15/43 (144A) (b)	5,200,000	5,530,798
2.940%, 10/15/31 (144A)	7,000,000	7,148,834
3.000%, 05/16/44 (144A)	970,000	943,361
3.310%, 10/15/46 (144A)	6,235,000	6,463,482
3.411%, 10/17/44 (144A) (b)	3,420,000	3,687,502
3.480%, 10/15/30 (144A)	870,000	903,836
3.740%, 02/15/29 (144A)	1,685,000	1,766,426
3.830%, 01/17/45 (144A)	8,460,000	8,893,558
4.540%, 10/17/44 (144A)	5,040,000	5,408,928
SLM Student Loan Trust
1.934%, 07/25/23 (b)	10,876,000	11,332,118

		184,323,825

Total Asset-Backed Securities (Cost $568,815,473)		574,153,717

Mortgage-Backed Securities—8.7%

Collateralized Mortgage Obligations—2.1%
Alternative Loan Trust
0.360%, 10/25/46 (b)	2,352,670	1,993,239
6.000%, 05/25/37	5,227,887	4,406,021

Collateralized Mortgage Obligations—(Continued)
American Home Mortgage Investment Trust 2.078%, 05/25/47 (c)	3,774,970	645,822
Banc of America Alternative Loan Trust 5.500%, 10/25/35	2,776,363	2,540,717
Bear Stearns Asset Backed Securities I Trust 5.750%, 12/25/35	4,188,455	4,035,564
5.750%, 02/25/36	4,631,152	4,016,788
Countrywide Alternative Loan Trust 0.310%, 05/25/47 (b)	5,535,101	4,566,630
0.355%, 03/20/47 (b)	3,252,034	2,565,016
0.365%, 07/20/46 (b)	5,613,783	3,879,501
5.500%, 04/25/37	1,647,726	1,374,957
6.500%, 09/25/37	11,998,100	9,685,598
Countrywide Home Loan Mortgage Pass-Through Trust 0.370%, 04/25/46 (b)	1,208,796	977,610
1.073%, 04/25/46 (b)	5,982,375	3,371,056
Credit Suisse Mortgage Capital Certificates 2.615%, 05/27/36 (144A) (b)	3,253,622	3,204,170
2.880%, 08/27/46 (144A) (b)	4,074,435	4,007,137
5.228%, 03/27/37 (144A) (b)	1,519,722	1,491,619
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.320%, 12/25/36 (b)	5,138,250	4,426,274
Fannie Mae Connecticut Avenue Securities 4.570%, 01/25/24 (b)	2,721,000	2,800,170
5.420%, 10/25/23 (b)	7,415,000	8,019,248
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,831,471	1,656,710
JP Morgan Madison Avenue Securities Trust 2.402%, 11/25/24 (144A) (b)	2,327,633	2,315,368
JP Morgan Mortgage Trust 6.500%, 08/25/36	660,454	560,205
LSTAR Securities Investment Trust 3.255%, 09/01/21 (144A) (b)	9,708,269	9,708,013
Merrill Lynch Mortgage Investors Trust 2.716%, 05/25/36 (b)	3,418,278	2,770,405
Morgan Stanley Resecuritization Trust 0.340%, 11/26/33 (144A) (b)	1,997,864	1,778,099
Structured Adjustable Rate Mortgage Loan Trust 2.699%, 04/25/47 (b)	2,335,659	1,843,704
Structured Asset Mortgage Investments II Trust 0.400%, 02/25/36 (b)	3,188,576	2,544,532
Wells Fargo Mortgage Backed Securities Trust 2.615%, 07/25/36 (b)	1,278,987	1,268,193

		92,452,366

Commercial Mortgage-Backed Securities—6.6%
BAMLL Commercial Mortgage Securities Trust 1.562%, 12/15/31 (b)	2,510,000	2,508,188
Banc of America Commercial Mortgage Trust 5.482%, 01/15/49 (b)	630,000	660,188
5.547%, 06/10/49 (b)	7,778,033	8,323,955
5.772%, 02/10/51 (b)	2,590,000	2,739,412

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc. 4.621%, 07/10/43	2,087,938	$2,089,412
BB-UBS Trust 0.596%, 11/05/36 (144A) (b) (c)	85,480,000	4,613,014
Bear Stearns Commercial Mortgage Securities Trust 5.317%, 02/11/44	6,479,255	6,914,881
5.707%, 06/11/40 (b)	1,281,000	1,396,182
BHMS Mortgage Trust 1.657%, 07/05/33 (144A) (b)	2,695,000	2,682,121
Carefree Portfolio Trust 1.485%, 11/15/19 (144A) (b)	1,370,000	1,364,671
3.415%, 11/15/19 (144A) (b)	2,215,000	2,202,998
CD Mortgage Trust 6.124%, 11/15/44 (b)	661,500	725,161
CDGJ Commercial Mortgage Trust 1.550%, 12/15/27 (144A) (b)	4,070,000	4,071,339
Citigroup Commercial Mortgage Trust 0.911%, 06/15/33 (144A) (b)	6,691,000	6,697,370
COBALT CMBS Commercial Mortgage Trust 5.766%, 05/15/46 (b)	4,494,000	4,855,736
Commercial Mortgage Pass-Through Certificates 1.530%, 03/10/46 (b) (c)	66,027,753	4,365,887
1.544%, 03/10/46 (b) (c)	40,795,228	3,316,040
1.678%, 10/13/28 (144A) (b)	5,888,061	5,901,527
1.773%, 01/10/46 (b) (c)	117,232,234	9,857,472
2.462%, 10/15/31 (144A) (b)	2,845,000	2,605,488
3.367%, 02/10/28 (144A)	3,665,000	3,691,436
3.400%, 10/05/30 (144A)	4,845,000	4,811,104
3.590%, 11/10/47	351,000	365,072
3.659%, 06/11/27 (144A) (b)	4,175,000	4,159,385
4.339%, 12/10/47	555,000	573,317
5.543%, 12/11/49 (144A) (b)	2,690,000	2,806,985
Credit Suisse Commercial Mortgage Trust 5.448%, 01/15/49 (b)	5,729	5,687
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	1,090,000	1,099,905
DBRR Trust 1.636%, 12/18/49 (144A) (b)	3,897,597	3,917,693
5.716%, 06/17/49 (144A) (b)	3,160,000	3,396,068
Del Coronado Trust 5.161%, 03/15/18 (144A) (b)	2,555,000	2,557,044
Extended Stay America Trust 2.675%, 12/05/31 (144A)	3,210,000	3,179,402
2.958%, 12/05/31 (144A)	4,640,000	4,701,369
Greenwich Capital Commercial Mortgage Trust 5.867%, 12/10/49 (b)	3,255,000	3,527,948
GS Mortgage Securities Corp. II 1.733%, 02/10/46 (b) (c)	106,829,792	10,365,374
3.435%, 12/10/27 (144A) (b)	9,462,358	8,902,820
GS Mortgage Securities Trust 1.219%, 04/10/47 (b) (c)	11,377,518	867,991

Commercial Mortgage-Backed Securities—(Continued)
Hilton USA Trust 1.668%, 11/05/30 (144A) (b) (c)	64,000,000	55,232
5.222%, 11/05/30 (144A) (b)	6,747,000	6,912,727
JPMorgan Chase Commercial Mortgage Securities Corp. 1.927%, 12/15/47 (b) (c)	9,668,907	923,903
JPMorgan Chase Commercial Mortgage Securities Trust 0.585%, 04/15/46 (b) (c)	4,900,000	203,982
1.008%, 08/15/46 (b) (c)	74,698,844	3,288,318
1.558%, 11/15/31 (144A) (b)	3,355,000	3,355,577
1.572%, 04/15/46 (b) (c)	27,665,811	2,376,604
3.429%, 06/10/27 (144A)	1,140,000	1,173,459
3.958%, 04/15/46 (b)	2,230,000	2,235,693
5.431%, 06/12/47 (b)	11,247,147	12,000,874
5.439%, 01/15/49	2,341,175	2,502,281
6.074%, 02/12/51 (b)	640,000	673,935
LB-UBS Commercial Mortgage Trust 5.205%, 04/15/30 (b)	3,610,000	3,636,404
Merrill Lynch Mortgage Trust 5.288%, 11/12/37 (b)	5,045,000	5,181,921
5.835%, 06/12/50 (b)	3,045,561	3,244,196
Morgan Stanley Bank of America Merrill Lynch Trust
1.232%, 11/15/46 (b) (c)	33,564,192	2,507,447
3.101%, 12/15/47	1,018,000	1,048,966
Morgan Stanley Capital I Trust
0.331%, 02/12/44 (b)	720,000	697,697
5.312%, 03/15/44	2,150,439	2,284,968
5.406%, 03/15/44	3,090,000	3,288,804
5.592%, 04/12/49 (b)	8,065,000	8,580,821
5.665%, 04/15/49 (b)	3,893,102	4,200,003
5.908%, 06/11/49 (b)	8,726,000	9,372,876
Morgan Stanley Re-REMIC Trust
Zero Coupon, 03/23/51 (144A) (j)	3,705,171	3,578,170
Zero Coupon, 07/17/56 (144A) (j)	333,931	332,512
1.000%, 03/27/51 (144A)	3,293,450	3,248,862
2.000%, 07/27/49 (144A)	3,463,599	3,472,258
5.796%, 08/15/45 (144A) (b)	1,560,000	1,678,755
Motel 6 Trust
2.743%, 10/05/25 (144A)	3,135,000	3,123,159
RBSCF Trust
5.941%, 02/16/51 (144A) (b)	9,170,683	9,554,870
SCG Trust
1.556%, 11/15/26 (144A) (b)	5,285,000	5,291,421
2.106%, 11/15/26 (144A) (b)	3,290,000	3,300,107
STRIPs, Ltd.
1.500%, 12/25/44 (144A)	4,957,619	4,957,619
VFC LLC
2.750%, 07/20/30 (144A)	2,977,096	2,977,519
Wachovia Bank Commercial Mortgage Trust
0.562%, 09/15/21 (144A) (b)	4,285,000	4,169,018
5.339%, 11/15/48	945,000	1,006,426
5.941%, 02/15/51 (b)	4,472,000	4,673,912
Wells Fargo Resecuritization Trust
1.750%, 08/20/21 (144A)	2,471,839	2,471,072

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust
0.626%, 08/15/46 (b) (c)	43,711,110	$1,538,544
0.994%, 11/15/47 (b) (c)	25,903,966	1,804,056
1.241%, 05/15/47 (b) (c)	12,257,757	933,722
1.461%, 03/15/47 (b) (c)	27,562,405	2,321,388
1.496%, 03/15/48 (144A) (b) (c)	64,885,512	5,203,234
1.795%, 12/15/45 (144A) (b) (c)	42,183,726	4,148,812

		286,351,766

Total Mortgage-Backed Securities (Cost $392,304,244)		378,804,132

Foreign Government—4.0%

Sovereign—4.0%
Brazilian Government International Bonds
4.250%, 01/07/25	9,653,000	9,653,000
Colombia Government International Bonds
4.000%, 02/26/24	5,175,000	5,291,437
4.375%, 03/21/23 (COP)	792,000,000	292,005
Hellenic Republic Government Bonds
2.000%, 02/24/23 (EUR) (k)	39,000	29,888
2.000%, 02/24/24 (EUR) (k)	39,000	29,645
2.000%, 02/24/25 (EUR) (k)	39,000	27,945
2.000%, 02/24/26 (EUR) (k)	39,000	26,744
2.000%, 02/24/27 (EUR) (k)	39,000	26,010
2.000%, 02/24/28 (EUR) (k)	39,000	25,317
2.000%, 02/24/29 (EUR) (k)	39,000	25,103
2.000%, 02/24/30 (EUR) (k)	39,000	24,766
2.000%, 02/24/31 (EUR) (k)	39,000	24,540
2.000%, 02/24/32 (EUR) (k)	39,000	24,201
2.000%, 02/24/33 (EUR) (k)	39,000	24,172
2.000%, 02/24/34 (EUR) (k)	39,000	23,894
2.000%, 02/24/35 (EUR) (k)	39,000	23,786
2.000%, 02/24/36 (EUR) (k)	39,000	23,601
2.000%, 02/24/37 (EUR) (k)	39,000	23,374
2.000%, 02/24/38 (EUR) (k)	39,000	23,530
2.000%, 02/24/39 (EUR) (k)	39,000	23,554
2.000%, 02/24/40 (EUR) (k)	39,000	23,577
2.000%, 02/24/41 (EUR) (k)	39,000	23,596
2.000%, 02/24/42 (EUR) (k)	39,000	23,705
Indonesia Government International Bonds
5.375%, 10/17/23 (144A)	1,350,000	1,471,500
5.875%, 01/15/24 (144A)	3,190,000	3,604,700
Italy Buoni Poliennali Del Tesoro
2.350%, 09/15/19 (EUR)	57,421,653	75,006,988
Mexican Bonos
4.750%, 06/14/18 (MXN)	87,800,000	5,937,788
5.000%, 12/11/19 (MXN)	19,000,000	1,279,437
6.500%, 06/09/22 (MXN)	134,800,000	9,579,569
10.000%, 12/05/24 (MXN)	40,200,000	3,568,836
Mexico Government International Bonds
4.000%, 10/02/23	16,050,000	16,651,875
Peruvian Government International Bond
7.350%, 07/21/25	2,900,000	3,849,750

Sovereign—(Continued)
Poland Government International Bond
5.000%, 03/23/22	3,500,000	3,920,700
Slovenia Government International Bonds
4.125%, 02/18/19 (144A)	2,015,000	2,110,753
5.250%, 02/18/24 (144A)	1,744,000	1,916,220
5.500%, 10/26/22 (144A)	1,393,000	1,544,489
South Africa Government Bond
7.750%, 02/28/23 (ZAR)	31,461,000	2,706,118
South Africa Government International Bond
4.665%, 01/17/24 (f)	2,600,000	2,691,000
Turkey Government Bonds
7.100%, 03/08/23 (TRY)	1,220,000	498,023
8.500%, 09/14/22 (TRY)	4,623,000	2,047,582
8.800%, 09/27/23 (TRY)	10,576,000	4,792,961
9.000%, 07/24/24 (TRY)	8,535,000	3,944,771
Turkey Government International Bonds
5.750%, 03/22/24 (f)	10,500,000	11,733,750

Total Foreign Government (Cost $178,699,696)		174,594,200

Municipals—0.8%
Los Angeles Community College District
6.600%, 08/01/42	1,150,000	1,655,816
Metropolitan Transportation Authority Build America Bonds
6.668%, 11/15/39	170,000	232,137
6.814%, 11/15/40	1,005,000	1,389,955
Municipal Electric Authority of Georgia, Build America Bonds
6.637%, 04/01/57	1,000,000	1,325,720
New Jersey State Turnpike Authority
7.414%, 01/01/40	1,451,000	2,180,476
New York City Water & Sewer System
5.375%, 06/15/43	2,360,000	2,753,695
5.500%, 06/15/43	2,825,000	3,329,488
5.882%, 06/15/44	1,150,000	1,552,972
New York State Dormitory Authority Build America Bonds
5.389%, 03/15/40	1,075,000	1,366,820
Port Authority of New York & New Jersey
4.960%, 08/01/46	1,910,000	2,162,139
State of California General Obligation Unlimited, Build America Bonds
7.550%, 04/01/39	780,000	1,203,688
7.600%, 11/01/40	4,580,000	7,146,311
State of Illinois, Build America Bonds
5.100%, 06/01/33	5,120,000	5,082,573
University of California CA, Revenue
4.858%, 05/15/2112	980,000	1,021,003

Total Municipals (Cost $29,387,944)		32,402,793

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Purchased Options—0.6%

Security Description	Notional Amount*	Value

Call Options—0.5%
1 Year Interest Rate Swap, Exercise Rate 11.40, Expires 07/01/15 (Counterparty - Credit Suisse International) (BRL)	65,256,000	$18,142
1 Year Interest Rate Swap, Exercise Rate 11.40, Expires 07/01/15 (Counterparty - Deutsche Bank AG) (BRL)	23,305,000	6,479
1 Year Interest Rate Swap, Exercise Rate 11.50, Expires 01/02/15 (Counterparty - Credit Suisse International) (BRL)	43,674,000	0
1 Year Interest Rate Swap, Exercise Rate 11.50, Expires 01/02/15 (Counterparty - JPMorgan Chase Bank N.A.) (BRL)	46,710,000	0
1 Year Interest Rate Swap, Exercise Rate 11.75, Expires 01/02/15 (Counterparty - Bank of America N.A.) (BRL)	58,181,000	0
2 Year Interest Rate Swap, Exercise Rate 12.00, Expires 01/02/15 (Counterparty - Deutsche Bank AG) (BRL)	32,003,000	0
2 Year Interest Rate Swap, Exercise Rate 11.80, Expires 01/02/15 (Counterparty - Credit Suisse International) (BRL)	38,698,000	0
5 Year Interest Rate Swap, Exercise Rate 2.53, Expires 09/30/15 (Counterparty - Barclays Bank plc)	71,285,000	1,822,779
EUR Currency, Strike Price PLN 4.39, Expires 02/19/15 (Counterparty - JPMorgan Chase Bank N.A.) (EUR)	2,379,000	12,140
USD Currency, Strike Price BRL 2.65, Expires 01/08/15 (Counterparty - Deutsche Bank AG)	4,380,600	46,386
USD Currency, Strike Price BRL 2.80, Expires 01/08/15 (Counterparty - Goldman Sachs & Co.)	4,380,600	806
USD Currency, Strike Price CHF 1.025, Expires 05/18/15 (Counterparty - Deutsche Bank AG)	1,091,000	285,840
USD Currency, Strike Price CHF 1.035, Expires 05/18/15 (Counterparty - Deutsche Bank AG)	589,000	129,360
USD Currency, Strike Price JPY 102.00, Expires 01/12/15 (Counterparty - Bank of America N.A.)	48,955,000	7,284,210
USD Currency, Strike Price JPY 105.00, Expires 01/12/15 (Counterparty - Deutsche Bank AG)	97,910,000	12,117,439
USD Currency, Strike Price KRW 1100.00, Expires 01/09/15 (Counterparty - JPMorgan Chase Bank N.A.)	3,775,000	13,726
USD Currency, Strike Price KRW 1115.00, Expires 01/09/15 (Counterparty - JPMorgan Chase Bank N.A.)	2,230,000	2,509
USD Currency, Strike Price KRW 1130.00, Expires 01/09/15 (Counterparty - BNP Paribas S.A.)	1,887,500	568

Call Options—(Continued)
USD Currency, Strike Price ZAR 11.30, Expires 01/16/15 (Counterparty - Deutsche Bank AG)	4,500,000	120,852

		21,861,236

Put Options—0.1%
1 Year Interest Rate Swap, Exercise Rate 12.30, Expires 01/02/15 (Counterparty - Bank of America N.A.) (BRL)	66,862,000	146,970
10 Year Interest Rate Swap, Exercise Rate 1.30, Expires 01/20/15 (Counterparty - Deutsche Bank AG) (EUR)	40,240,000	107
10 Year Interest Rate Swap, Exercise Rate 1.30, Expires 01/20/15 (Counterparty - Deutsche Bank AG) (EUR)	45,180,000	120
10 Year Interest Rate Swap, Exercise Rate 1.33, Expires 01/29/15 (Counterparty - Deutsche Bank AG) (EUR)	40,930,000	1,075
10 Year Interest Rate Swap, Exercise Rate 1.36, Expires 01/21/15 (Counterparty - Deutsche Bank AG) (EUR)	42,080,000	46
10 Year U.S. Treasury Note Futures, Exercise Rate 126.00, Expires 01/23/15	29	8,156
2 Year Interest Rate Swap, Exercise Rate 12.50, Expires 01/02/15 (Counterparty - Credit Suisse International) (BRL)	12,929,000	35,267
5 Year Interest Rate Swap, Exercise Rate 2.53, Expires 09/30/15 (Counterparty - Barclays Bank plc)	71,285,000	486,178
EUR Currency, Strike Price PLN 4.26, Expires 02/19/15 (Counterparty - JPMorgan Chase Bank N.A.) (EUR)	5,947,000	46,581
EUR Currency, Strike Price USD 1.17, Expires 05/08/15 (Counterparty - Citibank N.A.) (EUR)	2,340,000	620,060
EUR Currency, Strike Price USD 1.215, Expires 03/03/15 (Counterparty - Citibank N.A.) (EUR)	106,158,000	2,180,549
Eurodollar Futures @ 99.625, Expires 03/16/15	2,340	58,500
Eurodollar Midcurve 1 Year Futures @ 98.500, Expires 03/13/15	4,490	449,000
Eurodollar Midcurve 1 Year Futures @ 98.625, Expires 03/13/15	223	37,631
Eurodollar Midcurve 1 Year Futures @ 98.750, Expires 03/13/15	1,941	533,775
USD Currency, Strike Price BRL 2.10, Expires 01/08/15 (Counterparty - JPMorgan Chase Bank N.A.)	649,000	0

		4,604,015

Total Purchased Options (Cost $12,461,772)		26,465,251

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (m)—0.4%

Security Description	Shares/ Principal Amount*	Value

Lodging—0.2%
Motel 6
Mezzanine Term Loan, 10.000%, 10/15/17	7,086,486	$7,121,918

Media—0.2%
Charter Communications Operating LLC
Term Loan G, 4.250%, 09/12/21	7,865,000	7,914,699

Total Floating Rate Loans (Cost $14,913,676)		15,036,617

Preferred Stocks—0.2%

Diversified Financial Services—0.2%
Citigroup Capital XIII, 7.875% (b) (f)	292,339	7,770,371

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (b) (f)	70,000	276,500
Federal National Mortgage Association Series S, 8.250% (b) (l)	70,000	270,900

		547,400

Total Preferred Stocks (Cost $8,194,785)		8,317,771

Short-Term Investments—5.6%

Mutual Fund—3.3%
State Street Navigator Securities Lending MET Portfolio (o)	145,436,473	145,436,473

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $101,992,557 on 01/02/15, collateralized by $105,510,000 U.S. Treasury Note at 0.750%, due 03/31/18, with a value of $104,036,658.	101,992,557	101,992,557

Total Short-Term Investments (Cost $247,429,030)		247,429,030

Total Investments—114.9% (Cost $4,969,596,937) (p)		4,999,448,645
Other assets and liabilities (net)—(14.9)%		(649,312,263)

Net Assets—100.0%		$4,350,136,382

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2014, the value of securities pledged amounted to $98,053,929.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $6,749,687.
(f)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $165,684,478 and the collateral received consisted of cash in the amount of $145,436,473 and non-cash collateral with a value of $25,243,323. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $8, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.1% of net assets.
(j)	Principal only security.
(k)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(l)	Non-income producing security.
(m)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	Principal amount of security is adjusted for inflation.
(o)	Represents investment of cash collateral received from securities lending transactions.
(p)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,975,013,148. The aggregate unrealized appreciation and depreciation of investments were $118,121,989 and $(93,686,492), respectively, resulting in net unrealized appreciation of $24,435,497 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $728,397,814, which is 16.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(TRY)—	Turkish Lira
(ZAR)—	South African Rand

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd. Series 2004-1A Class C	02/10/04	$760,362	$760,362	$8

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	2,661,925	Bank of America N.A.	01/05/15	USD	1,025,000	$(23,599)
BRL	3,511,986	Bank of America N.A.	01/05/15	USD	1,366,000	(44,810)
BRL	2,827,591	Deutsche Bank AG	01/05/15	USD	1,093,000	(29,276)
BRL	3,753,702	Deutsche Bank AG	01/05/15	USD	1,413,185	(1,063)
BRL	5,358,135	Deutsche Bank AG	01/05/15	USD	2,049,000	(33,300)
BRL	2,222,208	Goldman Sachs & Co.	01/05/15	USD	836,612	(629)
BRL	8,350,344	Goldman Sachs & Co.	01/05/15	USD	3,235,000	(93,647)
BRL	11,609,308	Goldman Sachs & Co.	01/05/15	USD	4,370,645	(3,288)
BRL	13,561,606	Goldman Sachs & Co.	01/05/15	USD	5,105,642	(3,841)
BRL	8,021,603	JPMorgan Chase Bank N.A.	01/05/15	USD	3,074,000	(56,318)
CLP	904,175,000	Credit Suisse International	01/13/15	USD	1,475,000	13,433
COP	2,643,712,626	Credit Suisse International	01/13/15	USD	1,080,831	31,415
COP	3,945,794,543	Credit Suisse International	01/13/15	USD	1,696,309	(36,259)
COP	6,966,028,871	Credit Suisse International	01/13/15	USD	2,882,220	48,484
COP	2,631,378,000	Goldman Sachs & Co.	01/13/15	USD	1,086,000	21,057
COP	2,036,826,000	Morgan Stanley & Co.	01/13/15	USD	891,000	(34,079)
COP	2,082,125,360	Morgan Stanley & Co.	01/13/15	USD	864,670	11,309
COP	2,589,716,600	Morgan Stanley & Co.	01/13/15	USD	1,080,850	8,679
EUR	107,168	BNP Paribas S.A.	01/21/15	USD	133,331	(3,630)
EUR	107,000	Bank of America N.A.	01/21/15	USD	133,910	(4,412)
EUR	180,000	JPMorgan Chase Bank N.A.	01/21/15	USD	217,972	(126)
EUR	237,000	JPMorgan Chase Bank N.A.	01/21/15	USD	295,678	(8,848)
EUR	1,369,000	JPMorgan Chase Bank N.A.	01/21/15	USD	1,717,220	(60,379)
INR	187,367,435	JPMorgan Chase Bank N.A.	02/18/15	USD	3,001,000	(59,864)
KRW	1,422,102,500	Deutsche Bank AG	01/09/15	USD	1,274,000	19,547
KRW	576,888,000	JPMorgan Chase Bank N.A.	01/13/15	USD	516,000	8,627
MXN	13,031,779	Credit Suisse International	01/16/15	USD	879,500	3,197
MXN	12,970,382	JPMorgan Chase Bank N.A.	01/16/15	USD	879,500	(962)
TRY	36,396,000	BNP Paribas S.A.	01/07/15	USD	15,333,024	238,596
TRY	41,858,500	BNP Paribas S.A.	01/07/15	USD	17,921,564	(12,874)
TRY	30,330,000	JPMorgan Chase Bank N.A.	01/07/15	USD	12,743,697	232,653
TRY	30,330,000	JPMorgan Chase Bank N.A.	01/07/15	USD	12,743,697	232,653
TRY	1,568,758	BNP Paribas S.A.	01/12/15	USD	656,000	14,379
TRY	1,695,476	BNP Paribas S.A.	01/12/15	USD	728,000	(3,471)
TRY	3,103,334	BNP Paribas S.A.	01/12/15	USD	1,311,000	15,150
TRY	7,033,390	BNP Paribas S.A.	01/12/15	USD	2,950,000	55,583
TRY	6,373,870	Citibank N.A.	01/12/15	USD	2,738,558	(14,807)
TRY	2,340,523	Morgan Stanley & Co.	01/12/15	USD	983,000	17,177
TRY	41,858,500	UBS AG	01/15/15	USD	17,996,689	(122,004)

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TRY	12,354,681	BNP Paribas S.A.	01/22/15	USD	5,197,594	$69,430
TRY	1,124,535	JPMorgan Chase Bank N.A.	01/22/15	USD	473,587	5,822
TRY	25,867,000	Goldman Sachs & Co.	03/03/15	USD	11,606,318	(676,388)
TRY	2,847,832	Bank of America N.A.	05/07/15	USD	1,248,294	(61,538)
TRY	3,335,345	Bank of America N.A.	05/07/15	USD	1,452,866	(62,952)
TRY	4,617,728	Bank of America N.A.	05/07/15	USD	2,014,952	(90,640)
TRY	5,227,933	Bank of America N.A.	05/07/15	USD	2,296,430	(117,831)
TRY	7,534,248	Barclays Bank plc	05/07/15	USD	3,302,742	(163,049)
TRY	25,968,000	Deutsche Bank AG	05/26/15	USD	11,448,726	(671,949)
TRY	28,892,500	Deutsche Bank AG	05/26/15	USD	12,603,603	(613,152)
TRY	46,289,500	Deutsche Bank AG	05/26/15	USD	20,236,732	(1,026,488)
TRY	46,289,500	Goldman Sachs & Co.	05/26/15	USD	20,118,872	(908,628)
TRY	25,760,000	Deutsche Bank AG	10/28/15	USD	10,651,230	(302,869)
ZAR	9,095,720	BNP Paribas S.A.	01/13/15	USD	783,000	2,296
ZAR	12,560,748	BNP Paribas S.A.	01/13/15	USD	1,068,000	16,456
ZAR	12,561,442	BNP Paribas S.A.	01/13/15	USD	1,068,000	16,516
ZAR	14,792,225	BNP Paribas S.A.	01/13/15	USD	1,267,000	10,114
ZAR	16,442,363	BNP Paribas S.A.	01/13/15	USD	1,425,000	(5,418)
ZAR	16,664,948	BNP Paribas S.A.	01/13/15	USD	1,425,000	13,799
ZAR	11,294,910	Bank of America N.A.	01/13/15	USD	990,000	(14,833)
ZAR	16,415,989	JPMorgan Chase Bank N.A.	01/13/15	USD	1,404,000	13,305

Contracts to Deliver
AUD	1,977,000	UBS AG	01/21/15	USD	1,709,780	97,657
AUD	23,529,383	Morgan Stanley & Co.	03/18/15	USD	19,284,282	174,930
BRL	3,511,986	Bank of America N.A.	01/05/15	USD	1,322,184	995
BRL	2,661,925	Bank of America N.A.	01/05/15	USD	1,002,155	754
BRL	5,358,135	Deutsche Bank AG	01/05/15	USD	2,017,218	1,518
BRL	3,753,702	Deutsche Bank AG	01/05/15	USD	1,429,709	17,588
BRL	2,827,591	Deutsche Bank AG	01/05/15	USD	1,064,525	801
BRL	13,561,606	Goldman Sachs & Co.	01/05/15	USD	5,123,000	21,200
BRL	11,609,308	Goldman Sachs & Co.	01/05/15	USD	4,425,291	57,934
BRL	8,350,344	Goldman Sachs & Co.	01/05/15	USD	3,143,718	2,365
BRL	2,222,208	Goldman Sachs & Co.	01/05/15	USD	864,000	28,018
BRL	8,021,603	JPMorgan Chase Bank N.A.	01/05/15	USD	3,019,955	2,272
CAD	25,063,050	Royal Bank of Canada	03/18/15	USD	21,620,000	83,324
CLP	904,912,500	Credit Suisse International	01/13/15	USD	1,475,000	(14,647)
COP	2,555,690,500	Bank of America N.A.	01/13/15	USD	1,109,000	33,786
COP	2,100,758,400	Deutsche Bank AG	01/13/15	USD	868,800	(15,018)
COP	1,927,260,000	Goldman Sachs & Co.	01/13/15	USD	860,000	49,175
COP	1,714,920,000	Goldman Sachs & Co.	01/13/15	USD	744,000	22,510
COP	805,447,533	Goldman Sachs & Co.	01/13/15	USD	351,111	12,248
COP	10,438,602,252	Royal Bank of Scotland plc	01/13/15	USD	4,552,080	160,416
COP	3,407,144,000	Standard Chartered Bank	01/13/15	USD	1,448,000	14,568
EUR	12,584,000	BNP Paribas S.A.	01/21/15	USD	15,970,844	740,975
EUR	199,900	Goldman Sachs & Co.	01/21/15	USD	254,399	12,468
EUR	40,488,430	JPMorgan Chase Bank N.A.	01/21/15	USD	51,657,163	2,655,773
EUR	280,000	JPMorgan Chase Bank N.A.	01/21/15	USD	354,412	15,540
EUR	406,000	State Street Bank and Trust	01/21/15	USD	513,877	22,513
EUR	9,111,000	UBS AG	01/21/15	USD	11,377,826	351,178
EUR	5,698,000	UBS AG	01/21/15	USD	7,221,611	325,569
EUR	361,000	UBS AG	01/21/15	USD	449,636	12,734
EUR	7,749,000	Morgan Stanley & Co.	03/18/15	USD	9,658,297	275,419
GBP	3,076,000	Barclays Bank plc	01/21/15	USD	4,904,559	110,905
INR	60,945,100	Deutsche Bank AG	01/12/15	USD	970,000	5,926
INR	87,135,481	Standard Chartered Bank	01/12/15	USD	1,369,000	(9,372)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	187,562,500	Deutsche Bank AG	02/18/15	USD	3,001,000	$56,802
JPY	2,570,493,536	State Street Bank and Trust	03/18/15	USD	21,680,000	206,133
KRW	1,395,030,000	JPMorgan Chase Bank N.A.	01/09/15	USD	1,274,000	5,078
KRW	576,888,000	Morgan Stanley & Co.	01/13/15	USD	516,000	(8,628)
MXN	26,163,121	JPMorgan Chase Bank N.A.	01/07/15	USD	1,920,711	147,606
MXN	26,101,224	JPMorgan Chase Bank N.A.	01/16/15	USD	1,759,000	(8,945)
MXN	16,750,000	Deutsche Bank AG	01/21/15	USD	1,222,689	88,485
MXN	46,764,000	JPMorgan Chase Bank N.A.	01/21/15	USD	3,396,430	229,869
MXN	43,730,000	Morgan Stanley & Co.	01/21/15	USD	3,176,800	215,682
MXN	27,888,746	BNP Paribas S.A.	01/28/15	USD	2,037,469	149,821
MXN	55,656,560	JPMorgan Chase Bank N.A.	01/30/15	USD	4,055,172	288,518
MXN	63,995,337	JPMorgan Chase Bank N.A.	02/24/15	USD	4,664,138	340,206
MXN	19,368,114	JPMorgan Chase Bank N.A.	02/25/15	USD	1,416,165	107,619
TRY	1,376,996	JPMorgan Chase Bank N.A.	01/05/15	USD	611,221	21,809
TRY	7,042,196	BNP Paribas S.A.	01/12/15	USD	3,041,000	31,654
TRY	6,904,743	BNP Paribas S.A.	01/12/15	USD	3,041,000	90,392
TRY	3,752,900	BNP Paribas S.A.	01/12/15	USD	1,639,000	35,271
TRY	3,722,100	BNP Paribas S.A.	01/12/15	USD	1,609,000	18,433
TRY	3,155,053	BNP Paribas S.A.	01/12/15	USD	1,311,000	(37,251)
TRY	3,129,616	BNP Paribas S.A.	01/12/15	USD	1,299,000	(38,381)
TRY	83,533	Citibank N.A.	01/12/15	USD	35,900	204
TRY	1,000,281	Royal Bank of Scotland plc	01/12/15	USD	426,000	(1,451)
TRY	3,461,000	BNP Paribas S.A.	01/21/15	USD	1,522,138	46,302
TRY	1,679,000	BNP Paribas S.A.	01/21/15	USD	748,429	32,471
TRY	2,067,231	Citibank N.A.	01/21/15	USD	918,590	37,083
TRY	3,431,000	Deutsche Bank AG	01/21/15	USD	1,531,232	68,188
TRY	18,210,259	Deutsche Bank AG	01/22/15	USD	7,954,336	190,972
TRY	2,055,004	Deutsche Bank AG	01/22/15	USD	897,568	21,483
TRY	1,392,694	Deutsche Bank AG	01/22/15	USD	608,263	14,532
TRY	83,716,000	Deutsche Bank AG	02/04/15	USD	36,648,426	1,067,067
TRY	25,760,000	Deutsche Bank AG	02/04/15	USD	11,276,978	328,344
TRY	2,431,831	Citibank N.A.	02/20/15	USD	1,073,488	43,490
TRY	16,732,000	Bank of America N.A.	03/03/15	USD	7,501,457	431,461
TRY	9,135,000	Deutsche Bank AG	03/03/15	USD	4,096,229	236,295
TRY	30,330,000	JPMorgan Chase Bank N.A.	03/16/15	USD	12,557,186	(224,084)
TRY	30,283,000	JPMorgan Chase Bank N.A.	03/16/15	USD	12,535,392	(226,072)
TRY	2,294,954	Deutsche Bank AG	03/17/15	USD	978,392	11,483
TRY	36,396,000	BNP Paribas S.A.	04/16/15	USD	14,982,710	(254,152)
TRY	6,577,228	BNP Paribas S.A.	05/07/15	USD	2,917,119	176,238
TRY	1,958,725	Bank of America N.A.	05/07/15	USD	864,455	48,210
TRY	1,910,275	Bank of America N.A.	05/07/15	USD	833,563	37,507
TRY	1,413,154	Bank of America N.A.	05/07/15	USD	623,441	34,548
TRY	23,563,085	Deutsche Bank AG	05/07/15	USD	10,029,367	210,093
TRY	4,567,366	Deutsche Bank AG	05/07/15	USD	2,027,868	124,542
TRY	3,340,422	Deutsche Bank AG	05/07/15	USD	1,455,205	63,175
TRY	3,795,915	Goldman Sachs & Co.	05/07/15	USD	1,683,258	101,414
TRY	30,159,500	Bank of America N.A.	05/26/15	USD	13,287,294	771,035
TRY	17,631,000	Bank of America N.A.	05/26/15	USD	7,848,208	531,305
TRY	30,159,500	Deutsche Bank AG	05/26/15	USD	13,181,600	665,341
TRY	9,135,000	Deutsche Bank AG	05/26/15	USD	4,037,212	246,167
TRY	6,851,000	Deutsche Bank AG	05/26/15	USD	3,030,343	187,163
TRY	13,702,500	Goldman Sachs & Co.	05/26/15	USD	6,023,077	336,509
TRY	13,267,000	Goldman Sachs & Co.	05/26/15	USD	5,853,777	347,943
TRY	13,267,000	Goldman Sachs & Co.	05/26/15	USD	5,859,982	354,148
TRY	8,845,000	Goldman Sachs & Co.	05/26/15	USD	3,931,461	260,766
TRY	4,422,000	Goldman Sachs & Co.	05/26/15	USD	1,975,871	140,732
ZAR	23,299,101	BNP Paribas S.A.	01/13/15	USD	2,062,000	50,429

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ZAR	21,074,217	BNP Paribas S.A.	01/13/15	USD	1,781,000	$(38,482)
ZAR	19,032,490	BNP Paribas S.A.	01/13/15	USD	1,622,000	(21,206)
ZAR	12,515,739	BNP Paribas S.A.	01/13/15	USD	1,070,000	(10,570)
ZAR	12,205,235	BNP Paribas S.A.	01/13/15	USD	1,053,000	(762)
ZAR	10,006,068	BNP Paribas S.A.	01/13/15	USD	889,000	25,107
ZAR	8,312,600	BNP Paribas S.A.	01/13/15	USD	712,000	(5,684)
ZAR	32,493,242	Bank of America N.A.	01/13/15	USD	2,794,000	(11,365)
ZAR	16,968,000	Bank of America N.A.	01/13/15	USD	1,500,000	35,036
ZAR	24,335,129	Citibank N.A.	01/13/15	USD	2,106,000	4,981
ZAR	8,303,841	Morgan Stanley & Co.	01/13/15	USD	710,000	(6,928)
ZAR	32,679,968	UBS AG	01/20/15	USD	2,795,238	(23,100)

Cross Currency Contracts to Buy
EUR	1,486,750	Morgan Stanley & Co.	02/20/15	PLN	6,408,343	(6,369)
EUR	240,000	BNP Paribas S.A.	02/20/15	PLN	1,059,146	(7,982)
EUR	892,000	Citibank N.A.	02/20/15	PLN	3,864,941	(9,501)
PLN	4,603,350	JPMorgan Chase Bank N.A.	02/20/15	EUR	1,067,000	5,770

Net Unrealized Appreciation						$9,404,477

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	4.000%	TBA	$(17,200,000)	$(18,217,219)	$(18,223,937)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(31,192,000)	(32,926,848)	(32,951,422)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(8,805,000)	(8,817,382)	(8,906,808)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(73,200,000)	(80,992,703)	(80,873,131)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(114,990,000)	(122,352,093)	(122,723,526)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(70,580,000)	(76,521,402)	(76,612,388)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(17,780,000)	(17,793,891)	(17,960,577)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(18,600,000)	(19,439,906)	(19,524,187)
Ginnie Mae II 30 Yr. Pool	5.000%	TBA	(1,200,000)	(1,318,500)	(1,313,695)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(250,500,000)	(267,787,688)	(268,580,038)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(59,400,000)	(61,937,938)	(62,351,438)

Totals				$(708,105,570)	$(710,021,147)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/15	654	AUD	82,774,190	$843,053
Australian 3 Year Treasury Bond Futures	03/16/15	403	AUD	44,679,784	136,157
U.S. Treasury Long Bond Futures	03/20/15	935	USD	131,913,423	3,252,515
U.S. Treasury Note 10 Year Futures	03/20/15	23	USD	2,916,125	204
U.S. Treasury Note 2 Year Futures	03/31/15	1,339	USD	293,021,418	(324,387)
U.S. Treasury Note 5 Year Futures	03/31/15	1,547	USD	183,907,669	76,558
U.S. Treasury Ultra Long Bond Futures	03/20/15	1,033	USD	164,254,642	6,384,045

Futures Contracts—Short
90 Day EuroDollar Futures	03/14/16	(951)	USD	(235,000,444)	55,894
90 Day EuroDollar Futures	06/13/16	(542)	USD	(133,579,360)	17,010
90 Day EuroDollar Futures	09/19/16	(542)	USD	(133,247,122)	3,197
90 Day EuroDollar Futures	12/19/16	(1,675)	USD	(411,162,809)	243,433
90 Day PoundSterling Futures	12/16/15	(1,106)	GBP	(136,873,507)	(378,495)

Net Unrealized Appreciation					$10,309,184

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - EUR vs PLN	PLN	4.35	JPMorgan Chase Bank N.A.	02/19/15	(5,947,000)	$(46,321)	$(44,616)	$1,705
Call - USD vs BRL	BRL	2.80	Deutsche Bank AG	01/08/15	(4,380,600)	(38,724)	(806)	37,918
Call - USD vs BRL	BRL	2.65	Goldman Sachs & Co.	01/08/15	(4,380,600)	(38,593)	(46,386)	(7,793)
Call - USD vs INR	INR	62.30	Barclays Bank plc	01/08/15	(2,339,000)	(20,045)	(38,493)	(18,448)
Call - USD vs JPY	JPY	102.00	Deutsche Bank AG	01/12/15	(48,955,000)	(2,396,837)	(7,284,210)	(4,887,373)
Call - USD vs JPY	JPY	105.00	Bank of America N.A.	01/12/15	(97,910,000)	(524,798)	(12,117,440)	(11,592,642)
Call - USD vs KRW	KRW	1,140.00	Morgan Stanley & Co.	01/09/15	(2,230,000)	(15,164)	(250)	14,914
Call - USD vs KRW	KRW	1,130.00	JPMorgan Chase Bank N.A.	01/09/15	(1,887,500)	(11,986)	(568)	11,418
Call - USD vs KRW	KRW	1,100.00	BNP Paribas S.A.	01/09/15	(1,887,500)	(33,465)	(6,863)	26,602
Call - USD vs ZAR	ZAR	11.60	Deutsche Bank AG	01/08/15	(3,000,000)	(27,510)	(17,193)	10,317
Call - USD vs ZAR	ZAR	11.65	Deutsche Bank AG	01/16/15	(4,500,000)	(34,245)	(40,959)	(6,714)
Put - EUR vs USD	USD	1.155	Citibank N.A.	03/03/15	(106,158,000)	(355,392)	(393,590)	(38,198)

Totals						$(3,543,080)	$(19,991,374)	$(16,448,294)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 1-Year Interest Rate Swap	14.000%	Credit Suisse International	1-Year BRL-CDI	Pay	01/02/15	BRL	(51,995,000)	$(44,908)	$—	$44,908
Call - 2-Year Interest Rate Swap	11.500%	Deutsche Bank AG	1-Year BRL-CDI	Receive	01/02/15	BRL	(32,003,000)	(62,567)	—	62,567
Call - 1-Year Interest Rate Swap	11.000%	Credit Suisse International	1-Year BRL-CDI	Receive	01/02/15	BRL	(29,348,000)	(43,401)	—	43,401
Call - 1-Year Interest Rate Swap	10.900%	Credit Suisse International	1-Year BRL-CDI	Receive	01/02/15	BRL	(43,674,000)	(9,344)	—	9,344
Call - 1-Year Interest Rate Swap	11.250%	Bank of America N.A.	1-Year BRL-CDI	Receive	01/02/15	BRL	(116,362,000)	(38,522)	—	38,522
Call - 1-Year Interest Rate Swap	11.700%	Bank of America N.A.	1-Year BRL-CDI	Receive	01/02/15	BRL	(44,669,000)	(20,722)	—	20,722
Call - 1-Year Interest Rate Swap	10.600%	Deutsche Bank AG	1-Year BRL-CDI	Receive	07/01/15	BRL	(23,305,000)	(50,253)	(1,876)	48,377
Call - 1-Year Interest Rate Swap	10.600%	Credit Suisse International	1-Year BRL-CDI	Receive	07/01/15	BRL	(65,256,000)	(114,176)	(5,254)	108,922
Call - 1-Year Interest Rate Swap	6.500%	JPMorgan Chase Bank N.A.	3-Month ZAR-LIBOR	Receive	05/18/15	ZAR	(186,595,000)	(25,966)	(15,308)	10,658
Put - 2-Year Interest Rate Swap	12.500%	Deutsche Bank AG	1-Year BRL-CDI	Pay	01/02/15	BRL	(12,929,000)	(22,677)	(35,267)	(12,590)
Put - 2-Year Interest Rate Swap	12.500%	Bank of America N.A.	1-Year BRL-CDI	Pay	01/02/15	BRL	(19,640,000)	(45,185)	(53,574)	(8,389)
Put - 1-Year Interest Rate Swap	12.300%	Credit Suisse International	1-Year BRL-CDI	Pay	01/02/15	BRL	(43,674,000)	(14,950)	(96,000)	(81,050)
Put - 1-Year Interest Rate Swap	12.250%	Credit Suisse International	1-Year BRL-CDI	Pay	07/01/15	BRL	(32,628,000)	(60,016)	(146,680)	(86,664)
Put - 10-Year Interest Rate Swap	3.005%	Barclays Bank plc	3-Month USD-LIBOR	Pay	09/30/15	USD	(37,775,000)	(1,063,366)	(326,365)	737,001
Call - 10-Year Interest Rate Swap	3.005%	Barclays Bank plc	3-Month USD-LIBOR	Receive	09/30/15	USD	(37,775,000)	(1,063,366)	(2,013,887)	(950,521)

Totals								$(2,679,419)	$(2,694,211)	$(14,792)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Call - Eurodollar Midcurve 1 Year Futures	$99.000	03/13/15	(156)	$(30,696)	$(26,325)	$4,371
Put - Eurodollar Midcurve 1 Year Futures	98.130	03/13/15	(134)	(13,192)	(1,675)	11,517
Put - 10 Year U.S. Treasury Note Futures	125.000	01/23/15	(44)	(12,314)	(4,125)	8,189

Totals				$(56,202)	$(32,125)	$24,077

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
BNP Paribas S.A.	(0.260)%	12/31/14	01/02/15	USD	10,503,675	$10,503,675
Bank of America N.A.	(1.830)%	12/31/14	01/02/15	USD	87,667,261	87,667,261

Total						$98,170,936

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	11.910%	01/04/16	JPMorgan Chase Bank N.A.	BRL	13,920,000	$(13,186)	$—	$(13,186)
Pay	1-Year BRL CDI	11.825%	01/04/16	JPMorgan Chase Bank N.A.	BRL	32,000,000	(45,322)	—	(45,322)
Pay	28-Day MXN TIIE	4.215%	12/15/16	Bank of America N.A.	MXN	65,630,000	1,319	—	1,319
Pay	28-Day MXN TIIE	4.130%	12/15/16	Bank of America N.A.	MXN	88,758,000	(7,975)	—	(7,975)
Pay	28-Day MXN TIIE	4.190%	12/16/16	Deutsche Bank AG	MXN	86,478,000	(1,210)	—	(1,210)
Receive	28-Day MXN TIIE	4.350%	11/17/17	Bank of America N.A.	MXN	29,359,000	16,431	—	16,431
Receive	28-Day MXN TIIE	4.850%	11/01/18	Bank of America N.A.	MXN	22,482,829	9,395	—	9,395
Receive	28-Day MXN TIIE	5.040%	11/18/19	Bank of America N.A.	MXN	18,760,000	18,143	—	18,143
Pay	28-Day MXN TIIE	6.200%	07/25/24	Citibank N.A.	MXN	85,160,000	60,144	—	60,144
Pay	28-Day MXN TIIE	5.990%	08/26/24	Morgan Stanley & Co.	MXN	28,466,000	(11,628)	—	(11,628)
Pay	28-Day MXN TIIE	6.260%	09/09/24	JPMorgan Chase Bank N.A.	MXN	34,371,000	32,681	—	32,681
Pay	28-Day MXN TIIE	6.423%	09/16/24	Deutsche Bank AG	MXN	23,107,000	41,036	—	41,036
Pay	28-Day MXN TIIE	6.365%	09/18/24	JPMorgan Chase Bank N.A.	MXN	23,107,000	34,135	—	34,135
Pay	28-Day MXN TIIE	6.330%	09/23/24	JPMorgan Chase Bank N.A.	MXN	34,287,000	44,276	—	44,276
Pay	28-Day MXN TIIE	5.847%	11/14/24	Bank of America N.A.	MXN	45,310,509	(58,200)	—	(58,200)
Pay	28-Day MXN TIIE	5.850%	11/14/24	Deutsche Bank AG	MXN	14,974,997	(18,979)	—	(18,979)
Pay	28-Day MXN TIIE	5.842%	11/14/24	Deutsche Bank AG	MXN	34,442,494	(45,062)	—	(45,062)
Pay	28-Day MXN TIIE	6.180%	12/05/24	Bank of America N.A.	MXN	31,503,000	12,955	—	12,955
Receive	3-Month USD-LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	424,672	—	424,672
Pay	3-Month ZAR-JIBAR	6.460%	09/25/15	JPMorgan Chase Bank N.A.	ZAR	93,297,500	6,089	—	6,089
Pay	3-Month ZAR-JIBAR	7.772%	10/22/24	Barclays Bank plc	ZAR	35,506,000	(32,234)	—	(32,234)
Pay	3-Month ZAR-JIBAR	7.770%	10/22/24	JPMorgan Chase Bank N.A.	ZAR	26,295,000	(24,247)	—	(24,247)
Pay	3-Month ZAR-JIBAR	7.710%	11/18/24	Barclays Bank plc	ZAR	19,721,250	(26,204)	—	(26,204)
Pay	3-Month ZAR-JIBAR	7.600%	11/20/24	JPMorgan Chase Bank N.A.	ZAR	19,721,250	(39,252)	—	(39,252)
Pay	3-Month ZAR-JIBAR	7.590%	11/25/24	JPMorgan Chase Bank N.A.	ZAR	11,832,750	(24,346)	—	(24,346)
Pay	6-Month EURIBOR	2.800%	11/10/41	Bank of America N.A.	EUR	8,300,000	3,171,895	—	3,171,895
Receive	6-Month EURIBOR	2.783%	11/10/41	Deutsche Bank AG	EUR	8,300,000	(3,131,219)	—	(3,131,219)
Pay	BRL CDI	11.988%	07/01/15	Bank of America N.A.	BRL	43,093,000	(32,558)	—	(32,558)
Pay	BRL CDI	11.120%	01/04/16	Credit Suisse International	BRL	7,208,000	(37,966)	—	(37,966)
Pay	BRL CDI	11.360%	01/04/16	Credit Suisse International	BRL	27,646,823	(118,307)	—	(118,307)
Receive	BRL CDI	12.140%	01/04/16	JPMorgan Chase Bank N.A.	BRL	58,430,000	111,974	—	111,974
Receive	BRL CDI	11.800%	01/04/16	JPMorgan Chase Bank N.A.	BRL	33,569,015	69,813	—	69,813
Receive	BRL CDI	12.130%	01/04/16	JPMorgan Chase Bank N.A.	BRL	26,578,000	51,860	—	51,860

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL CDI	11.850%	01/04/16	JPMorgan Chase Bank N.A.	BRL	17,400,000	$(48,662)	$—	$(48,662)
Pay	BRL CDI	11.255%	01/04/16	Morgan Stanley & Co.	BRL	6,692,000	(32,253)	—	(32,253)
Receive	BRL CDI	11.170%	01/02/17	Credit Suisse International	BRL	16,427,323	141,503	—	141,503
Pay	BRL CDI	12.110%	01/02/17	Credit Suisse International	BRL	6,397,000	(22,818)	—	(22,818)
Receive	BRL CDI	12.180%	01/02/17	Deutsche Bank AG	BRL	7,040,000	21,047	—	21,047
Receive	BRL CDI	12.223%	01/02/17	Deutsche Bank AG	BRL	3,845,740	10,541	—	10,541
Pay	BRL CDI	12.100%	01/02/17	Deutsche Bank AG	BRL	6,446,500	(23,355)	—	(23,355)
Pay	BRL CDI	12.180%	01/02/17	JPMorgan Chase Bank N.A.	BRL	8,036,000	(23,588)	—	(23,588)
Pay	BRL CDI	11.490%	01/02/17	JPMorgan Chase Bank N.A.	BRL	20,889,000	(133,084)	—	(133,084)
Pay	BRL CDI	12.415%	01/02/19	Credit Suisse International	BRL	4,597,683	(114)	—	(114)
Receive	BRL CDI	11.410%	01/04/21	Bank of America N.A.	BRL	5,126,000	32,326	—	32,326
Pay	BRL CDI	11.681%	01/04/21	Deutsche Bank AG	BRL	2,455,000	(8,445)	—	(8,445)
Pay	BRL CDI	11.700%	01/04/21	Deutsche Bank AG	BRL	2,714,000	(8,757)	—	(8,757)
Pay	BRL CDI	12.000%	01/04/21	JPMorgan Chase Bank N.A.	BRL	2,944,700	(750)	—	(750)
Pay	BRL CDI	11.720%	01/04/21	JPMorgan Chase Bank N.A.	BRL	1,306,000	(3,936)	—	(3,936)
Pay	3-Month KRW-CDR	2.098%	11/13/16	Barclays Bank plc	KRW	12,173,300,000	8,365	—	8,365
Pay	3-Month KRW-CDR	2.028%	11/24/16	JPMorgan Chase Bank N.A.	KRW	12,173,300,000	(6,618)	—	(6,618)
Pay	3-Month KRW-CDR	2.543%	11/13/24	Morgan Stanley & Co.	KRW	1,341,939,000	12,127	—	12,127
Pay	3-Month KRW-CDR	2.545%	11/20/24	Deutsche Bank AG	KRW	1,341,938,000	12,268	—	12,268
Pay	3-Month KRW-CDR	2.485%	11/24/24	Deutsche Bank AG	KRW	2,683,876,000	11,250	—	11,250
Pay	3-Month KRW-CDR	2.425%	11/26/24	Barclays Bank plc	KRW	2,700,000,000	(1,861)	—	(1,861)

Totals							$374,109	$—	$374,109

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.648%	11/26/16	USD	14,540,000	$53,843
Receive	3-Month USD-LIBOR	2.097%	11/26/21	USD	1,000,000	(3,967)
Receive	3-Month USD-LIBOR	2.063%	11/28/21	USD	889,000	(1,558)
Receive	3-Month USD-LIBOR	2.087%	11/28/21	USD	800,000	(2,626)
Receive	3-Month USD-LIBOR	2.227%	11/26/22	USD	1,000,000	(6,798)
Receive	3-Month USD-LIBOR	2.191%	11/28/22	USD	700,000	(2,980)
Receive	3-Month USD-LIBOR	2.214%	11/28/22	USD	629,000	(3,743)
Receive	3-Month USD-LIBOR	2.375%	10/24/24	USD	271,250	(2,366)
Receive	3-Month USD-LIBOR	2.374%	10/24/24	USD	813,750	(7,027)
Receive	3-Month USD-LIBOR	2.354%	10/24/24	USD	1,085,000	(7,485)
Receive	3-Month USD-LIBOR	2.254%	12/19/24	USD	1,925,000	5,614

Total						$20,907

Centrally Cleared Credit Default Swap Agreements—Buy Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 23	1.000%	12/20/19	0.661%	USD	9,166,667	$(41,723)

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Centrally Cleared Credit Default Swap Agreements—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Appreciation
Markit CDX North America High Yield Index, Series 23	5.000%	12/20/19	3.557%	USD	88,203,000	$1,224,068

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Genworth Holdings, Inc. 6.515%, due 05/22/18	(1.000%)	12/20/16	Deutsche Bank AG	3.149%	USD	7,300,000	$299,109	$295,377	$3,732
Genworth Holdings, Inc. 6.515%, due 05/22/18	(1.000%)	12/20/16	JPMorgan Chase Bank N.A.	3.149%	USD	7,235,000	296,446	127,133	169,313
Republic of South Africa 5.50%, due 03/09/20	(1.000%)	03/20/20	BNP Paribas S.A.	1.897%	USD	3,437,500	149,769	166,444	(16,675)

Totals							$745,324	$588,954	$156,370

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Barrick Gold Corp. 5.800%, due 11/15/34	1.000%	06/20/21	Credit Suisse International	2.291%	USD	3,645,000	$(271,283)	$(310,266)	$38,983
Barrick Gold Corp. 5.800%, due 11/15/34	1.000%	12/20/19	Deutsche Bank AG	1.800%	USD	1,932,500	(72,098)	(78,957)	6,859
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	6.675%	USD	875,000	(194,470)	(73,375)	(121,095)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	6.466%	USD	1,175,000	(253,193)	(93,454)	(159,739)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	6.466%	USD	1,180,000	(254,270)	(104,719)	(149,551)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	6.466%	USD	1,180,000	(254,270)	(96,360)	(157,910)

Totals							$(1,299,584)	$(757,131)	$(542,453)

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	0.500%	02/17/51	Deutsche Bank AG	0.000%	USD	2,370,000	$(75,618)	$(359,977)	$284,359
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	14,500,000	(459,171)	(453,555)	(5,616)

Totals							$(534,789)	$(813,532)	$278,743

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CDR)—	Certificate of Deposit Rate
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(EURIBOR)	— Euro InterBank Offered Rate
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(LIBOR)—	London Interbank Offered Rate
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(TIIE)—	Interbank Equilibrium Interest Rate
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,516,127,617	$—	$2,516,127,617
Total Corporate Bonds & Notes*	—	1,026,117,517	—	1,026,117,517
Asset-Backed Securities
Asset-Backed - Automobile	—	95,970,757	—	95,970,757
Asset-Backed - Credit Card	—	4,374,473	—	4,374,473
Asset-Backed - Home Equity	—	9,802,479	—	9,802,479
Asset-Backed - Other	—	277,266,985	2,415,198	279,682,183
Asset-Backed - Student Loan	—	184,323,825	—	184,323,825
Total Asset-Backed Securities	—	571,738,519	2,415,198	574,153,717
Total Mortgage-Backed Securities*	—	378,804,132	—	378,804,132
Total Foreign Government*	—	174,594,200	—	174,594,200
Total Municipals	—	32,402,793	—	32,402,793
Purchased Options
Call Options	—	21,861,236	—	21,861,236
Put Options	1,087,062	3,516,953	—	4,604,015
Total Purchased Options	1,087,062	25,378,189	—	26,465,251
Total Floating Rate Loans*	—	15,036,617	—	15,036,617
Total Preferred Stocks*	8,317,771	—	—	8,317,771
Short-Term Investments
Mutual Fund	145,436,473	—	—	145,436,473
Repurchase Agreement	—	101,992,557	—	101,992,557
Total Short-Term Investments	145,436,473	101,992,557	—	247,429,030
Total Investments	$154,841,306	$4,842,192,141	$2,415,198	$4,999,448,645

Collateral for Securities Loaned (Liability)	$—	$(145,436,473)	$—	$(145,436,473)
TBA Forward Sales Commitments	$—	$(710,021,147)	$—	$(710,021,147)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$15,751,648	$—	$15,751,648
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,347,171)	—	(6,347,171)
Total Forward Contracts	$—	$9,404,477	$—	$9,404,477
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$11,012,066	$—	$—	$11,012,066
Futures Contracts (Unrealized Depreciation)	(702,882)	—	—	(702,882)
Total Futures Contracts	$10,309,184	$—	$—	$10,309,184
Written Options
Foreign Currency Written Options at Value	$—	$(19,991,374)	$—	$(19,991,374)
Interest Rate Swaptions at Value	—	(2,694,211)	—	(2,694,211)
Options on Exchange-Traded Futures Contracts at Value	(32,125)	—	—	(32,125)
Total Written Options	$(32,125)	$(22,685,585)	$—	$(22,717,710)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,283,525	$—	$1,283,525
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(80,273)	—	(80,273)
Total Centrally Cleared Swap Contracts	$—	$1,203,252	$—	$1,203,252
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,101,569	$—	$5,101,569
OTC Swap Contracts at Value (Liabilities)	—	(5,816,509)	—	(5,816,509)
Total OTC Swap Contracts	$—	$(714,940)	$—	$(714,940)
Total Reverse Repurchase Agreements (Liability)	$—	$(98,170,936)	$—	$(98,170,936)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Asset-Backed Securities
Asset-Backed - Other	$—	$—	$2,415,198	$2,415,198	$—

Total	$—	$—	$2,415,198	$2,415,198	$—

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$4,999,448,645
Cash denominated in foreign currencies (c)	2,546,999
Cash collateral (d)	8,756,000
OTC swap contracts at market value (e)	5,101,569
Unrealized appreciation on forward foreign currency exchange contracts	15,751,648
Receivable for:
Investments sold	278,989
TBA securities sold (f)	738,043,939
Fund shares sold	847,774
Principal paydowns	107,811
Interest	20,671,442
Variation margin on futures contracts	896,468
Interest on OTC swap contracts	244,143
Variation margin on swap contracts	74,350
Due from broker	523,505
Prepaid expenses	10,985

Total Assets	5,793,304,267
Liabilities
Due to custodian	1,123,365
Written options at value (g)	22,717,710
Forward sales commitments, at value	710,021,147
Reverse repurchase agreements	98,170,936
OTC swap contracts at market value (h)	5,816,509
Cash collateral (i)	3,110,000
Unrealized depreciation on forward foreign currency exchange contracts	6,347,171
Collateral for securities loaned	145,436,473
Payables for:
Investments purchased	14,259,393
TBA securities purchased (f)	432,063,608
Fund shares redeemed	891,084
Payable for premium on purchased options	18,726
Interest on forward sales commitments	1,247,353
Interest on OTC swap contracts	197,645
Accrued expenses:
Management fees	1,176,230
Distribution and service fees	128,290
Deferred trustees’ fees	63,488
Other expenses	378,757

Total Liabilities	1,443,167,885

Net Assets	$4,350,136,382

Net assets consist of:
Paid in surplus	$4,136,962,761
Undistributed net investment income	147,342,732
Accumulated net realized gain	33,130,516
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	32,700,373

Net Assets	$4,350,136,382

Net Assets
Class A	$3,686,869,196
Class B	519,456,841
Class E	143,810,345
Capital Shares Outstanding*
Class A	33,223,264
Class B	4,758,578
Class E	1,307,331
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$110.97
Class B	109.16
Class E	110.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,969,596,937.
(b)	Includes securities loaned at value of $165,684,478.
(c)	Identified cost of cash denominated in foreign currencies was $2,591,656.
(d)	Includes collateral of $4,010,000 for OTC swap contracts and $4,746,000 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $588,954.
(f)	Included within TBA securities sold is $724,753,760 related to TBA forward sale commitments and included within TBA securities purchased is $15,433,443 related to TBA forward sale commitments.
(g)	Premiums received on written options were $6,278,701.
(h)	Net premium received on OTC swap contracts was $1,570,663.
(i)	Includes collateral of $2,580,000 for OTC swap contracts and $530,000 for TBA securities.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$592,228
Interest	135,418,932
Securities lending income	356,027

Total investment income	136,367,187
Expenses
Management fees	13,434,344
Administration fees	99,210
Custodian and accounting fees	666,874
Distribution and service fees—Class B	1,252,879
Distribution and service fees—Class E	222,362
Interest expense	37,755
Audit and tax services	108,055
Legal	30,014
Trustees’ fees and expenses	38,559
Shareholder reporting	306,742
Insurance	25,807
Miscellaneous	28,955

Total expenses	16,251,556

Net Investment Income	120,115,631

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	51,808,093
Futures contracts	33,385,218
Written options	9,806,848
Swap contracts	(4,479,228)
Foreign currency transactions	10,871,605

Net realized gain	101,392,536

Net change in unrealized appreciation (depreciation) on:
Investments	56,754,091
Futures contracts	9,047,496
Written options	(16,201,906)
Swap contracts	(855,756)
Foreign currency transactions	10,344,276

Net change in unrealized appreciation	59,088,201

Net realized and unrealized gain	160,480,737

Net Increase in Net Assets From Operations	$280,596,368

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$120,115,631	$116,338,266
Net realized gain (loss)	101,392,536	(1,363,341)
Net change in unrealized appreciation (depreciation)	59,088,201	(142,835,768)

Increase (decrease) in net assets from operations	280,596,368	(27,860,843)

From Distributions to Shareholders
Net investment income
Class A	(114,100,078)	(118,542,001)
Class B	(16,176,056)	(18,814,715)
Class E	(4,962,107)	(6,389,864)
Net realized capital gains
Class A	0	(72,254,675)
Class B	0	(12,218,854)
Class E	0	(4,063,983)

Total distributions	(135,238,241)	(232,284,092)

Increase (decrease) in net assets from capital share transactions	353,029,632	(42,270,795)

Total increase (decrease) in net assets	498,387,759	(302,415,730)

Net Assets
Beginning of period	3,851,748,623	4,154,164,353

End of period	$4,350,136,382	$3,851,748,623

Undistributed net investment income
End of period	$147,342,732	$135,358,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,826,436	$411,591,766	3,864,722	$423,292,236
Reinvestments	1,066,855	114,100,078	1,737,516	190,796,676
Redemptions	(1,604,549)	(175,376,537)	(5,807,267)	(663,471,380)

Net increase (decrease)	3,288,742	$350,315,307	(205,029)	$(49,382,468)

Class B
Sales	523,199	$56,307,357	566,927	$61,547,056
Reinvestments	153,473	16,176,056	286,658	31,033,569
Redemptions	(539,073)	(57,911,733)	(667,478)	(71,881,722)

Net increase	137,599	$14,571,680	186,107	$20,698,903

Class E
Sales	123,987	$13,408,995	99,801	$10,863,633
Reinvestments	46,755	4,962,107	95,925	10,453,847
Redemptions	(279,217)	(30,228,457)	(321,377)	(34,904,710)

Net decrease	(108,475)	$(11,857,355)	(125,651)	$(13,587,230)

Increase (decrease) derived from capital shares transactions		$353,029,632		$(42,270,795)

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$107.33	$115.27	$110.90	$108.32	$104.15

Income (Loss) from Investment Operations
Net investment income (a)	3.18	3.36	3.21	3.69	4.08
Net realized and unrealized gain (loss) on investments	4.28	(4.07)	4.95	3.22	4.39

Total from investment operations	7.46	(0.71)	8.16	6.91	8.47

Less Distributions
Distributions from net investment income	(3.82)	(4.49)	(3.05)	(4.33)	(4.30)
Distributions from net realized capital gains	0.00	(2.74)	(0.74)	0.00	0.00

Total distributions	(3.82)	(7.23)	(3.79)	(4.33)	(4.30)

Net Asset Value, End of Period	$110.97	$107.33	$115.27	$110.90	$108.32

Total Return (%) (b)	7.08	(0.77)	7.55	6.56	8.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	0.35	0.36	0.37	0.40
Net ratio of expenses to average net assets (%) (c)	0.35	0.35	0.36	0.36	0.38
Ratio of net investment income to average net assets (%)	2.91	3.07	2.85	3.44	3.82
Portfolio turnover rate (%)	679 (d)	801 (d)	1,002 (d)	1,483	2,064
Net assets, end of period (in millions)	$3,686.9	$3,213.0	$3,474.3	$3,123.2	$1,522.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$105.64	$113.56	$109.31	$106.83	$102.78

Income (Loss) from Investment Operations
Net investment income (a)	2.87	3.05	2.89	3.48	3.77
Net realized and unrealized gain (loss) on investments	4.20	(4.01)	4.88	3.06	4.32

Total from investment operations	7.07	(0.96)	7.77	6.54	8.09

Less Distributions
Distributions from net investment income	(3.55)	(4.22)	(2.78)	(4.06)	(4.04)
Distributions from net realized capital gains	0.00	(2.74)	(0.74)	0.00	0.00

Total distributions	(3.55)	(6.96)	(3.52)	(4.06)	(4.04)

Net Asset Value, End of Period	$109.16	$105.64	$113.56	$109.31	$106.83

Total Return (%) (b)	6.81	(1.01)	7.28	6.30	8.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.61	0.62	0.65
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.61	0.61	0.63
Ratio of net investment income to average net assets (%)	2.67	2.82	2.60	3.25	3.57
Portfolio turnover rate (%)	679 (d)	801 (d)	1,002 (d)	1,483	2,064
Net assets, end of period (in millions)	$519.5	$488.1	$503.6	$477.1	$453.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$106.41	$114.32	$110.02	$107.49	$103.38

Income (Loss) from Investment Operations
Net investment income (a)	3.00	3.18	3.02	3.63	3.91
Net realized and unrealized gain (loss) on investments	4.23	(4.04)	4.91	3.07	4.34

Total from investment operations	7.23	(0.86)	7.93	6.70	8.25

Less Distributions
Distributions from net investment income	(3.64)	(4.31)	(2.89)	(4.17)	(4.14)
Distributions from net realized capital gains	0.00	(2.74)	(0.74)	0.00	0.00

Total distributions	(3.64)	(7.05)	(3.63)	(4.17)	(4.14)

Net Asset Value, End of Period	$110.00	$106.41	$114.32	$110.02	$107.49

Total Return (%) (b)	6.92	(0.91)	7.38	6.41	8.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.51	0.52	0.55
Net ratio of expenses to average net assets (%) (c)	0.50	0.50	0.51	0.51	0.53
Ratio of net investment income to average net assets (%)	2.78	2.92	2.70	3.36	3.67
Portfolio turnover rate (%)	679 (d)	801 (d)	1,002 (d)	1,483	2,064
Net assets, end of period (in millions)	$143.8	$150.7	$176.2	$193.9	$226.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 276%, 267% and 390% for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, convertible preferred stock, paydown gain/loss reclasses, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $101,992,557, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 294 days. The average amount of borrowings was $149,406,787 and the weighted average interest rate was (0.35)% during the 294 day period.

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2014:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
BNP Paribas S.A.	$10,503,675	$(10,503,675)	$—
Bank of America N.A.	87,667,261	(87,550,254)	117,007

	$98,170,936	$(98,053,929)	$117,007

[1]	Net Amount represents the net amount payable to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2014, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the year ended December 31, 2014, the Portfolio’s average amount of borrowings was $65,176,810 and the weighted average interest rate was (0.76)%. At December 31, 2014, the Portfolio had no outstanding borrowings. For the year ended December 31, 2014, the Portfolio had an outstanding secured borrowing transaction balance for 52 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

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security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	19,720,000	—	$78,387
Options written	1,553,537,637	3,242	8,742,702
Options bought back	(490,449,000)	(302)	(1,475,438)
Options exercised	(13,468,000)	(2,667)	(450,122)
Options expired	(312,936,437)	(117)	(2,248,828)

Options outstanding December 31, 2014	756,404,200	156	$4,646,701

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	10,391,505,000	1,901	$865,885
Options written	1,541,325,879	12,349	12,719,739
Options bought back	(535,448,079)	(8,762)	(4,134,757)
Options exercised	(6,619,900)	(194)	(26,123)
Options expired	(11,085,963,900)	(5,116)	(7,792,744)

Options outstanding December 31, 2014	304,799,000	178	$1,632,000

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

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the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$3,604,225
	OTC swap contracts at market value (b)	4,356,245	OTC swap contracts at market value (b)	$3,982,136
	Unrealized appreciation on centrally cleared swap contracts (c)*	59,457	Unrealized depreciation on centrally cleared swap contracts (c)*	38,550
	Unrealized appreciation on futures contracts** (c)	11,012,066	Unrealized depreciation on futures contracts** (c)	702,882
			Written options at value (e)	2,726,336
Credit	OTC swap contracts at market value (b)	745,324	OTC swap contracts at market value (b)	1,834,373
	Unrealized appreciation on centrally cleared swap contracts* (c)	1,224,068	Unrealized depreciation on centrally cleared swap contracts* (c)	41,723
Foreign Exchange	Investments at market value (a)	22,861,026
	Unrealized appreciation on forward foreign currency exchange contracts	15,751,648	Unrealized depreciation on forward foreign currency exchange contracts	6,347,171
			Written options at value	19,991,374

Total		$59,614,059		$35,664,545

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2014—(Continued)

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $244,143 and OTC swap interest payable of $197,645.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes exchange traded purchased options with a value of $1,087,062 that is not subject to a master netting agreement.
(e)	Includes exchange traded written option with a value of $32,125 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$12,618,281	$(12,618,281)	$—	$—
Barclays Bank plc	2,428,227	(2,428,227)	—	—
BNP Paribas S.A.	1,999,749	(446,726)	—	1,553,023
Citibank N.A.	2,946,511	(417,898)	—	2,528,613
Credit Suisse International	291,441	(291,441)	—	—
Deutsche Bank AG	16,728,467	(13,458,169)	—	3,270,298
Goldman Sachs & Co.	1,769,293	(1,732,807)	—	36,486
JPMorgan Chase Bank N.A.	5,460,022	(1,069,081)	—	4,390,941
Morgan Stanley & Co.	715,323	(100,135)	—	615,188
Royal Bank of Canada	83,324	—	—	83,324
Royal Bank of Scotland plc	160,416	(1,451)	—	158,965
Standard Chartered Bank	14,568	(9,372)	—	5,196
State Street Bank and Trust	228,646	—	—	228,646
UBS AG	787,138	(145,104)	—	642,034

	$46,231,406	$(32,718,692)	$—	$13,512,714

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$13,657,930	$(12,618,281)	$—	$1,039,649
Barclays Bank plc	2,602,093	(2,428,227)	—	173,866
BNP Paribas S.A.	446,726	(446,726)	—	—
Citibank N.A.	417,898	(417,898)	—	—
Credit Suisse International	1,208,499	(291,441)	(510,000)	407,058
Deutsche Bank AG	13,458,169	(13,458,169)	—	—
Goldman Sachs & Co.	1,732,807	(1,732,807)	—	—
JPMorgan Chase Bank N.A.	1,069,081	(1,069,081)	—	—
Morgan Stanley & Co.	100,135	(100,135)	—	—
Royal Bank of Scotland plc	1,451	(1,451)	—	—
Standard Chartered Bank	9,372	(9,372)	—	—
UBS AG	145,104	(145,104)	—	—

	$34,849,265	$(32,718,692)	$(510,000)	$1,620,573

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-45

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(7,131,263)	$—	$(4,670,249)	$(11,801,512)
Forward foreign currency transactions	—	—	16,071,017	16,071,017
Futures contracts	33,385,218	—	—	33,385,218
Swap contracts	(7,846,230)	3,367,002	—	(4,479,228)
Written options	1,926,917	—	7,879,931	9,806,848

	$20,334,642	$3,367,002	$19,280,699	$42,982,343

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,117,491)	$—	$15,164,203	$13,046,712
Forward foreign currency transactions	—	—	10,339,865	10,339,865
Futures contracts	9,047,496	—	—	9,047,496
Swap contracts	(1,454,369)	598,613	—	(855,756)
Written options	159,133	—	(16,361,039)	(16,201,906)

	$5,634,769	$598,613	$9,143,029	$15,376,411

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$659,557,672
Forward foreign currency transactions	696,283,980
Futures contracts long	645,200,787
Futures contracts short	(779,786,836)
Swap contracts	569,255,044
Written options	(481,049,344)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MSF-46

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$30,349,160,311	$2,935,384,559	$29,785,344,674	$3,181,070,368

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $629,236 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$21,270,987,507	$21,362,659,575

MSF-47

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$13,434,344	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-48

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$135,238,241	$201,565,998	$—	$30,718,094	$135,238,241	$232,284,092

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$190,261,258	$13,991,825	$8,984,026	$—	$213,237,109

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $31,066,700 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-49

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-50

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-51

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-52

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-53

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-54

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Bond Income Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Advisors LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-55

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 8.90%, 8.64%, and 8.74%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.05%.

MARKET ENVIRONMENT / CONDITIONS

Despite a lackluster December, U.S. equities closed out 2014 with solid gains as the economy gathered steam, thanks in part to better-than-expected job growth, improved consumer confidence and healthier business spending. Continued monetary policy accommodation and strength in corporate America further underpinned stock outperformance. All told, the broad-market S&P 500 Index added nearly 5% in the fourth quarter to end the year up 13.7%. It was the third consecutive year of double-digit returns for the index, with stocks repeatedly logging record highs. The absolute return understates the level of recent market volatility, however, as weakening global economic growth, shifting expectations about Federal Reserve policy, geopolitical flare-ups and the collapse in oil prices all tested investor resolve. While these factors failed to derail the market uptrend, the flight-to-quality environment they fomented benefited defensive stock sectors such as Utilities and Health Care, as well as U.S. Treasuries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the one year period as strong results in the second half of 2014 were not enough to offset the weakness experienced in March and April when investors stampeded out of high growth/momentum stocks.

At the sector level, Consumer Discretionary was the primary detractor from relative performance, with the internet & catalog retail industry accounting for the majority of the disappointment. Selection weakness in Telecommunication Services (“Telecom”) and Information Technology (“IT”) also weighed on results. Positive performance during the annual period was attributable primarily to positioning in the Health Care sector, especially within the pharmaceuticals industry.

Japanese internet and telecom conglomerate SoftBank was the top individual detractor, with the stock selling off as investors worried that after continued weak results in its Sprint subsidiary, the company would have to support Sprint with material cash infusions. During the period, the Portfolio exited the position because the magnitude of Sprint’s ongoing cash needs was difficult to quantify.

Portfolio holdings Precision Castparts, SINA (China) and TripAdvisor also hindered relative returns, as did an underweight in Apple. Precision Castparts missed earnings expectations in three of four quarters over the year, a function of poor guidance and communication from the company as well as perennially optimistic sell-side analyst estimates. Further, following several years of expanding aerospace industry backlogs, the question of “cycle duration” came into play, limiting multiple expansion for Precision Castparts and the entire aerospace complex. SINA shares lost ground amid a confluence of factors in the first half of the reporting period, including China growth concerns; the overall slump in U.S. technology shares; worries about both user growth for the company’s social media platform Weibo and 2014 margins; and turmoil in emerging markets. We ultimately exited the position. TripAdvisor underperformed in the second half of the reporting period due to an earnings miss and lack of progress on its direct booking initiative. Concerns about the company’s continued uneven quarterly performance also weighed on sentiment. Despite near-term underperformance, the Portfolio maintained its position as we continued to believe in the long-term attractiveness of TripAdvisor’s business model, the inherent value of its reviews product, and the monetization potential of its massive travel traffic base.

With respect to Apple, an underweight early in the annual period hurt as the stock recorded strong gains following solid earnings reports. Notably, we added Apple back to the Portfolio during the second quarter given increasing confidence around upcoming product cycles, emerging markets penetration and gross margin stabilization. The stock has performed well since. We are closely watching market uptake of the upcoming Apple Watch to determine the future earnings potential for Apple.

The largest individual contributor was Regeneron Pharmaceuticals, whose shares climbed after the Food & Drug Administration (FDA) approved its drug Eylea for the treatment of diabetic macular edema. Shares also got a boost following Sanofi’s (France) increased stake in the company, as well as positive clinical results for several drugs, including treatments for high cholesterol and atopic dermatitis. We remain confident the company can maintain its high-growth trajectory given both continued success with Eylea and a rich pipeline of promising late- and early-stage products/therapies.

Positions in AbbVie, Union Pacific and Alibaba Group (China) also added value. AbbVie outperformed as the market began to appreciate several factors underlying our investment thesis, including: (1) much better than expected growth and sales in the company’s top-selling drug Humira; (2) a strong pipeline of drugs that should propel near-term earnings per share, including therapies for hepatitis C (a growth opportunity we believe is being underappreciated), liquid tumors and multiple sclerosis; and (3) a compelling valuation, as the stock still trades at a discount multiple relative to pharmaceutical peers in the U.S. and Europe. The stock also rallied after the company abandoned its planned merger with Shire (Ireland) during the fourth quarter. Union Pacific benefited from an improving domestic economy and tight capacity in freight markets, which is a boon for rail pricing. Given very low oil/gas exposure and no direct foreign exposure, the company sustained its valuation multiple and was seen as a relatively safe haven. Alibaba outperformed as the company’s initial public offering in September was a success, valuing it well above $200 billion. Shares also got a boost after its third-quarter earnings

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

report showed further progress in shifting its model to mobile, from both a gross merchandise value and revenue perspective. At period end, we continued to like Alibaba’s prospects as the dominant e-commerce platform in the world’s biggest e-commerce market.

An additional contribution came from the Portfolio’s avoidance of IBM, which significantly underperformed as the secular pressures of cloud, mobile and infrastructure commoditization resulted in the company’s worst earnings miss in 10 years. We continue to avoid IBM, as we believe the aforementioned secular pressures, as well as underinvestment in the business over the last several years, will make it difficult for the company to show material growth.

As of December 31, 2014, the Portfolio’s largest sector overweights relative to the Russell 1000 Growth Index were in Health Care and IT, while Consumer Staples remained the largest underweight. The Health Care weighting primarily comprised innovative pharmaceutical and biotechnology companies with robust research & development capabilities and strong pipelines of drugs that are misunderstood by the market. Notably, these high-quality holdings were not purchased at premium valuations, but rather at prices comparable to the average company in the benchmark. We also had select exposure to health care service companies that we believe will be prime beneficiaries in the post-reform era. The overweight in IT is driven by our favorable view on internet payment processing and software-as-a-service (SaaS) companies that are harnessing key structural trends such as e-commerce, big data, cloud computing and mobility, which we believe will drive earnings growth in the coming years. At period end, the Portfolio’s underweight in Consumer Staples was due to the sector’s extended valuations and inferior growth prospects.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	8.90	12.77	7.68
Class B	8.64	12.49	7.41
Class E	8.74	12.60	7.52
Russell 1000 Growth Index	13.05	15.81	8.49

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Visa, Inc. - Class A	4.7
Apple, Inc.	4.4
Facebook, Inc. - Class A	4.4
AbbVie, Inc.	4.1
Twenty-First Century Fox, Inc. - Class A	3.8
Yahoo!, Inc.	3.5
Liberty Global plc - Class A	3.2
Union Pacific Corp.	3.2
Valeant Pharmaceuticals International, Inc.	3.1
United Therapeutics Corp.	2.9

Top Sectors

% of Net Assets
Information Technology	34.0
Consumer Discretionary	24.9
Health Care	22.7
Industrials	7.1
Financials	4.9
Consumer Staples	2.9
Energy	2.8
Materials	0.6

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.71%	$1,000.00	$1,082.20	$3.73
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B(a)	Actual	0.96%	$1,000.00	$1,080.80	$5.03
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class E(a)	Actual	0.86%	$1,000.00	$1,081.40	$4.51
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Precision Castparts Corp.	176,094	$42,417,523

Airlines—1.8%
Spirit Airlines, Inc. (a) (b)	485,548	36,697,718

Auto Components—0.7%
Delphi Automotive plc	198,138	14,408,595

Beverages—0.6%
Constellation Brands, Inc. - Class A (a)	123,013	12,076,186

Biotechnology—8.3%
Gilead Sciences, Inc. (a)	210,757	19,865,955
Regeneron Pharmaceuticals, Inc. (a)	92,545	37,966,586
United Therapeutics Corp. (a) (b)	451,812	58,505,136
Vertex Pharmaceuticals, Inc. (a)	429,717	51,050,380

		167,388,057

Chemicals—0.6%
Ecolab, Inc.	115,113	12,031,611

Consumer Finance—1.4%
Discover Financial Services	438,594	28,723,521

Diversified Financial Services—2.5%
Berkshire Hathaway, Inc. - Class B (a)	134,317	20,167,697
Moody’s Corp.	307,927	29,502,486

		49,670,183

Food & Staples Retailing—1.5%
CVS Health Corp.	146,211	14,081,581
Whole Foods Market, Inc.	316,514	15,958,636

		30,040,217

Food Products—0.8%
Hershey Co. (The)	157,992	16,420,109

Health Care Equipment & Supplies—0.4%
Intuitive Surgical, Inc. (a)	14,096	7,455,938

Health Care Providers & Services—2.9%
Express Scripts Holding Co. (a)	480,668	40,698,160
Humana, Inc.	125,032	17,958,346

		58,656,506

Health Care Technology—0.8%
athenahealth, Inc. (a) (b)	112,575	16,402,178

Hotels, Restaurants & Leisure—2.2%
Starbucks Corp.	331,232	27,177,585
Wynn Resorts, Ltd.	112,388	16,718,839

		43,896,424

Internet & Catalog Retail—4.5%
Netflix, Inc. (a)	117,800	40,241,658
TripAdvisor, Inc. (a) (b)	656,572	49,019,666

		89,261,324

Internet Software & Services—17.4%
Alibaba Group Holding, Ltd. (a)	329,063	34,202,808
Alibaba Group Holding, Ltd. (ADR) (a)	10,800	1,122,552
Baidu, Inc. (ADR) (a)	215,547	49,138,249
Facebook, Inc. - Class A (a)	1,137,586	88,754,460
Google, Inc. - Class A (a)	98,983	52,526,319
LinkedIn Corp. - Class A (a)	234,791	53,933,841
Yahoo!, Inc. (a) (b)	1,381,056	69,757,138

		349,435,367

IT Services—7.1%
Alliance Data Systems Corp. (a)	167,003	47,771,208
Visa, Inc. - Class A	359,063	94,146,319

		141,917,527

Media—10.0%
Liberty Global plc - Class A (a) (b)	1,265,177	63,518,211
Time Warner, Inc.	319,860	27,322,441
Twenty-First Century Fox, Inc. - Class A	1,964,964	75,464,443
Walt Disney Co. (The)	369,409	34,794,634

		201,099,729

Multiline Retail—2.0%
Dollar General Corp. (a)	563,107	39,811,665

Oil, Gas & Consumable Fuels—2.8%
Concho Resources, Inc. (a)	335,551	33,471,212
Pioneer Natural Resources Co.	95,010	14,142,238
Range Resources Corp.	150,608	8,049,998

		55,663,448

Pharmaceuticals—10.2%
AbbVie, Inc.	1,270,248	83,125,029
Mallinckrodt plc (a) (b)	165,626	16,401,943
Perrigo Co. plc	257,014	42,962,460
Valeant Pharmaceuticals International, Inc. (a)	438,142	62,702,502

		205,191,934

Real Estate Investment Trusts—1.0%
Crown Castle International Corp.	262,305	20,643,403

Road & Rail—3.2%
Union Pacific Corp.	532,130	63,392,647

Software—5.8%
Oracle Corp.	414,296	18,630,891
Salesforce.com, Inc. (a)	937,427	55,598,795
VMware, Inc. - Class A (a) (b)	285,340	23,546,257
Workday, Inc. - Class A (a) (b)	230,556	18,815,675

		116,591,618

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.1%
Home Depot, Inc. (The)	215,573	$22,628,698

Technology Hardware, Storage & Peripherals—4.5%
Apple, Inc.	808,564	89,249,294

Textiles, Apparel & Luxury Goods—2.7%
lululemon athletica, Inc. (a) (b)	486,351	27,133,522
Michael Kors Holdings, Ltd. (a)	365,084	27,417,809

		54,551,331

Total Common Stocks (Cost $1,696,909,326)		1,985,722,751

Preferred Stock—1.0%

Software—1.0%
Palantir Technologies, Inc. - Series I (a) (c) (d) (Cost $15,555,194)	2,537,552	20,351,167

Short-Term Investments—4.9%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (e)	91,991,512	91,991,512

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $6,603,422 on 01/02/15, collateralized by $6,835,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $6,739,556.	6,603,422	6,603,422

Total Short-Term Investments (Cost $98,594,934)		98,594,934

Total Investments—104.8% (Cost $1,811,059,454) (f)		2,104,668,852
Other assets and liabilities (net)—(4.8)%		(97,227,254)

Net Assets—100.0%		$2,007,441,598

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $89,398,627 and the collateral received consisted of cash in the amount of $91,991,512. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $20,351,167, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 1.0% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,814,615,244. The aggregate unrealized appreciation and depreciation of investments were $324,999,185 and $(34,945,577), respectively, resulting in net unrealized appreciation of $290,053,608 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$20,351,167

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,985,722,751	$—	$—	$1,985,722,751
Total Preferred Stock*	—	—	20,351,167	20,351,167
Short-Term Investments
Mutual Fund	91,991,512	—	—	91,991,512
Repurchase Agreement	—	6,603,422	—	6,603,422
Total Short-Term Investments	91,991,512	6,603,422	—	98,594,934
Total Investments	$2,077,714,263	$6,603,422	$20,351,167	$2,104,668,852

Collateral for securities loaned (Liability)	$—	$(91,991,512)	$—	$(91,991,512)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation from Investments Still Held at December 31, 2014
Preferred Stock
Software	$—	$4,795,973	$15,555,194	$20,351,167	$4,795,973

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Preferred Stocks
Software	$20,351,167	Market Transaction Method	Pending Transaction	$8.89	$8.89	$8.89	Increase
			Precedent Transaction	$6.13	$6.13	$6.13	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	10.2x	13.1x	11.2x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,104,668,852
Receivable for:
Fund shares sold	36,967
Dividends	811,657
Prepaid expenses	5,267

Total Assets	2,105,522,743
Liabilities
Collateral for securities loaned	91,991,512
Payables for:
Investments purchased	3,523,026
Fund shares redeemed	1,155,307
Accrued expenses:
Management fees	1,163,967
Distribution and service fees	44,580
Deferred trustees’ fees	66,258
Other expenses	136,495

Total Liabilities	98,081,145

Net Assets	$2,007,441,598

Net assets consist of:
Paid in surplus	$1,385,031,580
Accumulated net investment loss	(66,258)
Accumulated net realized gain	328,867,886
Unrealized appreciation on investments and foreign currency transactions	293,608,390

Net Assets	$2,007,441,598

Net Assets
Class A	$1,781,348,457
Class B	184,623,044
Class E	41,470,097
Capital Shares Outstanding*
Class A	43,241,992
Class B	4,572,073
Class E	1,016,699
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$41.19
Class B	40.38
Class E	40.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,811,059,454.
(b)	Includes securities loaned at value of $89,398,627.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$14,486,269
Securities lending income	303,754

Total investment income	14,790,023
Expenses
Management fees	14,040,833
Administration fees	47,320
Custodian and accounting fees	175,421
Distribution and service fees—Class B	456,284
Distribution and service fees—Class E	63,280
Audit and tax services	39,404
Legal	30,013
Trustees’ fees and expenses	40,040
Shareholder reporting	141,837
Insurance	12,152
Miscellaneous	18,295

Total expenses	15,064,879
Less management fee waiver	(175,000)
Less broker commission recapture	(45,084)

Net expenses	14,844,795

Net Investment Loss	(54,772)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	336,787,108
Foreign currency transactions	(1,141,442)

Net realized gain	335,645,666

Net change in unrealized depreciation on:
Investments	(161,504,088)
Foreign currency transactions	(651,643)

Net change in unrealized depreciation	(162,155,731)

Net realized and unrealized gain	173,489,935

Net Increase in Net Assets From Operations	$173,435,163

(a)	Net of foreign withholding taxes of $17,033.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(54,772)	$1,219,454
Net realized gain	335,645,666	282,639,167
Net change in unrealized appreciation (depreciation)	(162,155,731)	261,549,081

Increase in net assets from operations	173,435,163	545,407,702

From Distributions to Shareholders
Net investment income
Class A	(1,160,142)	(13,139,735)
Class B	0	(1,085,499)
Class E	0	(308,668)

Total distributions	(1,160,142)	(14,533,902)

Increase (decrease) in net assets from capital share transactions	(319,009,259)	6,097,339

Total increase (decrease) in net assets	(146,734,238)	536,971,139

Net Assets
Beginning of period	2,154,175,836	1,617,204,697

End of period	$2,007,441,598	$2,154,175,836

Accumulated undistributed net investment income (loss)
End of period	$(66,258)	$910,319

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,108,544	$112,700,814	8,135,961	$270,708,814
Reinvestments	32,689	1,160,142	445,868	13,139,735
Redemptions	(10,572,883)	(404,232,821)	(7,488,997)	(243,962,049)

Net increase (decrease)	(7,431,650)	$(290,371,865)	1,092,832	$39,886,500

Class B
Sales	335,091	$12,534,919	277,663	$8,605,449
Reinvestments	0	0	37,444	1,085,499
Redemptions	(889,406)	(33,579,792)	(1,093,181)	(34,711,377)

Net decrease	(554,315)	$(21,044,873)	(778,074)	$(25,020,429)

Class E
Sales	138,131	$5,238,597	99,567	$3,098,565
Reinvestments	0	0	10,560	308,668
Redemptions	(340,067)	(12,831,118)	(377,071)	(12,175,965)

Net decrease	(201,936)	$(7,592,521)	(266,944)	$(8,768,732)

Increase (decrease) derived from capital shares transactions		$(319,009,259)		$6,097,339

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.85	$28.45	$24.96	$27.45	$22.96

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.03	0.26	0.11	0.05
Net realized and unrealized gain (loss) on investments	3.35	9.63	3.32	(2.55)	4.49

Total from investment operations	3.36	9.66	3.58	(2.44)	4.54

Less Distributions
Distributions from net investment income	(0.02)	(0.26)	(0.09)	(0.05)	(0.05)

Total distributions	(0.02)	(0.26)	(0.09)	(0.05)	(0.05)

Net Asset Value, End of Period	$41.19	$37.85	$28.45	$24.96	$27.45

Total Return (%) (b)	8.90	34.22 (c)	14.37	(8.95)	19.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.73	0.73	0.77
Net ratio of expenses to average net assets (%) (d)	0.71	0.70	0.72	0.72	0.75
Ratio of net investment income to average net assets (%)	0.02	0.10	0.93	0.41	0.23
Portfolio turnover rate (%)	99	160	59	83	72
Net assets, end of period (in millions)	$1,781.3	$1,917.9	$1,410.4	$1,314.6	$649.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.17	$27.94	$24.52	$26.99	$22.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.05)	0.18	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	3.30	9.47	3.26	(2.50)	4.42

Total from investment operations	3.21	9.42	3.44	(2.47)	4.41

Less Distributions
Distributions from net investment income	0.00	(0.19)	(0.02)	0.00	(0.01)

Total distributions	0.00	(0.19)	(0.02)	0.00	(0.01)

Net Asset Value, End of Period	$40.38	$37.17	$27.94	$24.52	$26.99

Total Return (%) (b)	8.64	33.90 (c)	14.07	(9.15)	19.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.98	0.98	1.02
Net ratio of expenses to average net assets (%) (d)	0.96	0.95	0.97	0.97	1.00
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.16)	0.68	0.12	(0.03)
Portfolio turnover rate (%)	99	160	59	83	72
Net assets, end of period (in millions)	$184.6	$190.5	$165.0	$153.7	$145.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.51	$28.19	$24.73	$27.21	$22.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.02)	0.21	0.06	0.02
Net realized and unrealized gain (loss) on investments	3.33	9.56	3.30	(2.52)	4.45

Total from investment operations	3.28	9.54	3.51	(2.46)	4.47

Less Distributions
Distributions from net investment income	0.00	(0.22)	(0.05)	(0.02)	(0.03)

Total distributions	0.00	(0.22)	(0.05)	(0.02)	(0.03)

Net Asset Value, End of Period	$40.79	$37.51	$28.19	$24.73	$27.21

Total Return (%) (b)	8.74	34.04 (c)	14.17	(9.06)	19.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.88	0.88	0.92
Net ratio of expenses to average net assets (%) (d)	0.86	0.85	0.87	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(0.06)	0.78	0.21	0.07
Portfolio turnover rate (%)	99	160	59	83	72
Net assets, end of period (in millions)	$41.5	$45.7	$41.9	$41.6	$51.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, return of capital adjustments, ordinary loss netting, and distribution re-designation. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $6,603,422, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(1,191,045)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(650,605)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$45,699,773

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,008,936,306	$0	$2,337,174,367

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $1,600,339 in purchases of investments, which are included above.

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$14,040,833	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	Over $	300 million and less than $1 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-17

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,160,142	$14,533,902	$—	$—	$1,160,142	$14,533,902

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$83,521,306	$248,902,370	$290,052,600	$—	$622,476,276

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized $3,282,055 of capital loss carryforwards.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-21

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-22

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-23

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Capital Appreciation Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board considered management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015.

MSF-24

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 9.92%, 9.70%, and 9.79%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.45%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market shrugged off a number of major geopolitical and macroeconomic developments in 2014 to register its sixth consecutive annual gain, peaking in late December. While the “polar vortex” in the U.S. depressed first-quarter economic activity, conflicts in Ukraine, Israel and Syria and the outbreak of Ebola created anxiety among investors. A precipitous fall in the price of oil implied a weakening global economy and pushed Russia to the brink of a currency crisis. Ultimately, continued earnings growth among U.S. companies and easy global monetary policy drove prices higher. In addition, a strengthening dollar and self-sustaining U.S. economic recovery led global investors to seek opportunities in the U.S. Within the Russell 1000 Value Index, the Information Technology (“IT”) and Utilities sectors delivered the best results, while the Energy sector was the notable underperformer, declining on the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the one year period, largely as a result of performance in the fourth quarter. Key macroeconomic developments (a sharp decline in the price of oil and a surprising decline in interest rates) led to underperformance in the Energy and Financials sectors.

With the price of oil plummeting 40% in the fourth quarter, the Portfolio’s overweight position and stock selection in the Energy sector contributed negatively. Large investments in Apache and Marathon Oil accounted for much of the relative weakness. At period end, we continued to be confident in our current positioning in the sector and believe both companies have high-quality assets that will produce substantial value over the longer term.

In Financials, the Portfolio’s investment in insurance company Genworth Financial was a significant detractor as the company fell sharply during the second half of the year after reporting larger-than-expected reserve charges for the company’s long-term care business. In addition, the Portfolio’s avoidance of real estate investment trusts (REITs), which surged 30% as interest rates trended lower, detracted notably.

Stock selection in Industrials, combined with a large underweight position in the sector, boosted relative performance. At the stock level, the Portfolio’s preference for aerospace & defense companies over poorly performing General Electric and machinery stocks added value. The Health Care sector also delivered strong outperformance, thanks to the Portfolio’s investments in the pharmaceuticals industry. AstraZeneca (United Kingdom) surged on the attempted acquisition by Pfizer, while both Hospira and Teva Pharmaceuticals (Israel) also delivered impressive gains.

At period-end, the Portfolio held notable overweights relative to the Russell 1000 Value Index in the Health Care, IT and Consumer Discretionary sectors, while holding significant underweights in Industrials, Utilities and Consumer Staples.

Bart Geer

Carrie King

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	9.92	13.15	5.79
Class B	9.70	12.86	5.52
Class E	9.79	12.97	5.63
Russell 1000 Value Index	13.45	15.42	7.30

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Pfizer, Inc.	4.5
JPMorgan Chase & Co.	4.4
Cisco Systems, Inc.	4.1
Citigroup, Inc.	4.0
Marathon Oil Corp.	2.9
Kroger Co. (The)	2.8
Medtronic, Inc.	2.7
Wells Fargo & Co.	2.6
Discover Financial Services	2.5
Capital One Financial Corp.	2.5

Top Sectors

% of Net Assets
Financials	29.5
Health Care	18.1
Information Technology	13.7
Energy	11.9
Consumer Discretionary	10.4
Consumer Staples	4.9
Industrials	3.9
Telecommunication Services	3.0
Materials	2.4
Utilities	2.0

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.63%	$1,000.00	$1,022.80	$3.21
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B(a)	Actual	0.87%	$1,000.00	$1,021.90	$4.43
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E(a)	Actual	0.77%	$1,000.00	$1,021.80	$3.92
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.1%
Honeywell International, Inc.	57,000	$5,695,440
Northrop Grumman Corp.	90,700	13,368,273
Raytheon Co.	233,075	25,211,723
Spirit AeroSystems Holdings, Inc. - Class A (a)	193,600	8,332,544

		52,607,980

Airlines—0.1%
American Airlines Group, Inc.	37,690	2,021,315

Auto Components—1.1%
Lear Corp.	196,300	19,253,104

Automobiles—1.4%
General Motors Co.	663,900	23,176,749

Banks—12.4%
Citigroup, Inc.	1,242,381	67,225,236
JPMorgan Chase & Co.	1,186,517	74,252,234
KeyCorp	618,170	8,592,563
Regions Financial Corp.	1,310,921	13,843,325
Wells Fargo & Co.	813,200	44,579,624

		208,492,982

Capital Markets—1.2%
KKR & Co. L.P.	14,700	341,187
Morgan Stanley	401,200	15,566,560
State Street Corp.	52,400	4,113,400

		20,021,147

Chemicals—2.1%
Akzo Nobel NV (ADR)	805,750	18,371,100
Cabot Corp.	7,750	339,915
Celanese Corp. - Series A	89,020	5,337,639
LyondellBasell Industries NV - Class A	148,680	11,803,705

		35,852,359

Communications Equipment—6.4%
Cisco Systems, Inc.	2,468,440	68,659,659
QUALCOMM, Inc.	232,170	17,257,196
Telefonaktiebolaget LM Ericsson (ADR)	1,807,050	21,865,305

		107,782,160

Construction & Engineering—0.1%
Jacobs Engineering Group, Inc. (a)	26,710	1,193,670

Consumer Finance—5.5%
Capital One Financial Corp.	502,670	41,495,409
Discover Financial Services	652,490	42,731,570
SLM Corp.	904,100	9,212,779

		93,439,758

Containers & Packaging—0.3%
Crown Holdings, Inc. (a)	86,710	4,413,539

Diversified Financial Services—2.0%
Intercontinental Exchange, Inc.	11,300	2,477,977
NASDAQ OMX Group, Inc. (The)	661,055	31,704,198

		34,182,175

Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	595,520	27,858,426

Electronic Equipment, Instruments & Components—0.8%
Avnet, Inc.	210,770	9,067,325
Corning, Inc.	184,900	4,239,757

		13,307,082

Energy Equipment & Services—0.1%
Halliburton Co.	17,260	678,836
Noble Corp. plc (b)	25,790	427,340

		1,106,176

Food & Staples Retailing—3.5%
CVS Health Corp.	108,740	10,472,749
Kroger Co. (The)	744,200	47,785,082

		58,257,831

Food Products—0.5%
Kellogg Co.	13,300	870,352
Tyson Foods, Inc. - Class A	177,840	7,129,606

		7,999,958

Gas Utilities—0.5%
UGI Corp.	202,250	7,681,455

Health Care Equipment & Supplies—5.9%
Baxter International, Inc.	407,820	29,889,128
Hologic, Inc. (a)	462,430	12,365,378
Medtronic, Inc. (b)	634,400	45,803,680
Zimmer Holdings, Inc.	99,500	11,285,290

		99,343,476

Health Care Providers & Services—3.9%
Cigna Corp.	32,570	3,351,779
Community Health Systems, Inc. (a)	485,280	26,166,297
Laboratory Corp. of America Holdings (a)	56,150	6,058,585
Quest Diagnostics, Inc. (b)	447,500	30,009,350

		65,586,011

Household Durables—1.9%
Newell Rubbermaid, Inc.	702,920	26,774,223
Tupperware Brands Corp. (b)	77,810	4,902,030

		31,676,253

Household Products—0.5%
Energizer Holdings, Inc.	60,100	7,726,456

Independent Power and Renewable Electricity Producers—1.6%
AES Corp.	1,908,580	26,281,147

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—7.3%
ACE, Ltd.	74,690	$8,580,387
Aflac, Inc.	16,590	1,013,483
CNO Financial Group, Inc.	230,200	3,964,044
Genworth Financial, Inc. - Class A (a)	1,536,000	13,056,000
Hartford Financial Services Group, Inc. (The)	520,050	21,680,884
Lincoln National Corp.	482,200	27,808,474
Prudential Financial, Inc.	287,200	25,980,112
Travelers Cos., Inc. (The)	52,530	5,560,301
XL Group plc	456,030	15,673,751

		123,317,436

IT Services—1.4%
Total System Services, Inc.	105,200	3,572,592
Western Union Co. (The) (b)	390,800	6,999,228
Xerox Corp.	958,360	13,282,870

		23,854,690

Machinery—0.5%
Stanley Black & Decker, Inc.	88,300	8,483,864

Media—3.3%
Cablevision Systems Corp. - Class A (b)	229,030	4,727,179
Comcast Corp. - Special Class A	148,430	8,544,373
Interpublic Group of Cos., Inc. (The)	272,410	5,657,956
Time Warner Cable, Inc.	33,570	5,104,654
Viacom, Inc. - Class B	423,100	31,838,275

		55,872,437

Multiline Retail—0.4%
Macy’s, Inc.	102,000	6,706,500

Oil, Gas & Consumable Fuels—11.8%
Apache Corp.	581,050	36,414,404
Gulfport Energy Corp. (a)	367,110	15,323,171
Marathon Oil Corp.	1,705,620	48,251,990
Marathon Petroleum Corp.	293,926	26,529,761
Suncor Energy, Inc.	809,830	25,736,397
Total S.A. (ADR)	222,606	11,397,427
Valero Energy Corp.	722,160	35,746,920

		199,400,070

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A (b)	79,380	3,468,906

Pharmaceuticals—8.3%
Hospira, Inc. (a)	572,470	35,063,788
Pfizer, Inc.	2,422,155	75,450,128
Teva Pharmaceutical Industries, Ltd. (ADR)	506,840	29,148,368

		139,662,284

Real Estate Investment Trusts—1.0%
OUTFRONT Media, Inc.	601,534	16,145,172

Real Estate Management & Development—0.1%
Jones Lang LaSalle, Inc.	16,710	2,505,330

Semiconductors & Semiconductor Equipment—0.8%
Teradyne, Inc.	683,108	13,518,707

Software—4.3%
Microsoft Corp.	594,970	27,636,356
Oracle Corp.	694,830	31,246,505
Symantec Corp.	548,490	14,071,511

		72,954,372

Specialty Retail—2.3%
Gap, Inc. (The)	233,680	9,840,265
GNC Holdings, Inc. - Class A	629,700	29,570,712

		39,410,977

Wireless Telecommunication Services—1.3%
Telephone & Data Systems, Inc.	670,576	16,932,044
United States Cellular Corp. (a) (b)	142,043	5,657,573

		22,589,617

Total Common Stocks (Cost $1,480,237,039)		1,677,151,571

Convertible Preferred Stocks—0.3%

Food Products—0.2%
Tyson Foods, Inc. 4.750%, 07/15/17	90,527	4,557,129

Machinery—0.1%
Stanley Black & Decker, Inc. 6.250%, 11/17/16 (b)	10,940	1,288,076

Total Convertible Preferred Stocks (Cost $5,635,901)		5,845,205

Short-Term Investments—2.1%

Mutual Fund—1.8%
State Street Navigator Securities Lending MET Portfolio (c)	30,970,323	30,970,323

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $4,530,692 on 01/02/15, collateralized by $4,440,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $4,623,150.	4,530,692	4,530,692

Total Short-Term Investments (Cost $35,501,015)		35,501,015

Total Investments—101.9% (Cost $1,521,373,955) (d)		1,718,497,791
Other assets and liabilities (net)—(1.9)%		(32,796,606)

Net Assets—100.0%		$1,685,701,185

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2014

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $93,077,634 and the collateral received consisted of cash in the amount of $30,970,323 and non-cash collateral with a value of $65,508,105. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,528,662,633. The aggregate unrealized appreciation and depreciation of investments were $251,422,044 and $(61,586,886), respectively, resulting in net unrealized appreciation of $189,835,158 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,677,151,571	$—	$—	$1,677,151,571
Total Convertible Preferred Stocks*	5,845,205	—	—	5,845,205
Short-Term Investments
Mutual Fund	30,970,323	—	—	30,970,323
Repurchase Agreement	—	4,530,692	—	4,530,692
Total Short-Term Investments	30,970,323	4,530,692	—	35,501,015
Total Investments	$1,713,967,099	$4,530,692	$—	$1,718,497,791

Collateral for securities loaned (Liability)	$—	$(30,970,323)	$—	$(30,970,323)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,718,497,791
Cash	782,835
Receivable for:
Investments sold	9,020,023
Fund shares sold	108,197
Dividends	1,386,365
Prepaid expenses	4,545

Total Assets	1,729,799,756
Liabilities
Collateral for securities loaned	30,970,323
Payables for:
Investments purchased	11,050,942
Fund shares redeemed	980,352
Accrued expenses:
Management fees	856,171
Distribution and service fees	67,551
Deferred trustees’ fees	62,776
Other expenses	110,456

Total Liabilities	44,098,571

Net Assets	$1,685,701,185

Net assets consist of:
Paid in surplus	$1,340,996,389
Undistributed net investment income	27,475,309
Accumulated net realized gain	120,105,651
Unrealized appreciation on investments	197,123,836

Net Assets	$1,685,701,185

Net Assets
Class A	$1,342,885,522
Class B	283,551,091
Class E	59,264,572
Capital Shares Outstanding*
Class A	135,750,309
Class B	28,934,360
Class E	6,021,799
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.89
Class B	9.80
Class E	9.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,521,373,955.
(b)	Includes securities loaned at value of $93,077,634.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$37,976,935
Securities lending income	328,256

Total investment income	38,305,191
Expenses
Management fees	11,303,007
Administration fees	41,903
Custodian and accounting fees	157,626
Distribution and service fees—Class B	698,902
Distribution and service fees—Class E	88,340
Audit and tax services	43,875
Legal	38,693
Trustees’ fees and expenses	29,156
Shareholder reporting	129,862
Insurance	11,637
Miscellaneous	18,635

Total expenses	12,561,636
Less management fee waiver	(2,437,027)

Net expenses	10,124,609

Net Investment Income	28,180,582

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	129,683,619
Futures contracts	648,841
Foreign currency transactions	(6,956)

Net realized gain	130,325,504

Net change in unrealized appreciation on investments	14,177,128

Net realized and unrealized gain	144,502,632

Net Increase in Net Assets From Operations	$172,683,214

(a)	Net of foreign withholding taxes of $611,429.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,180,582	$24,611,173
Net realized gain	130,325,504	468,573,996
Net change in unrealized appreciation	14,177,128	24,861,022

Increase in net assets from operations	172,683,214	518,046,191

From Distributions to Shareholders
Net investment income
Class A	(21,066,507)	(22,342,316)
Class B	(2,965,683)	(3,019,181)
Class E	(671,818)	(698,604)
Net realized capital gains
Class A	(383,863,755)	(86,380,800)
Class B	(65,678,461)	(13,883,657)
Class E	(13,717,473)	(2,986,287)

Total distributions	(487,963,697)	(129,310,845)

Decrease in net assets from capital share transactions	(3,582,016)	(75,741,307)

Total increase (decrease) in net assets	(318,862,499)	312,994,039

Net Assets
Beginning of period	2,004,563,684	1,691,569,645

End of period	$1,685,701,185	$2,004,563,684

Undistributed net investment income
End of period	$27,475,309	$24,435,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,461,216	$32,373,495	5,678,161	$62,157,473
Reinvestments	44,793,170	404,930,262	10,905,026	108,723,116
Redemptions	(51,156,983)	(496,683,480)	(22,293,363)	(243,089,360)

Net decrease	(2,902,597)	$(59,379,723)	(5,710,176)	$(72,208,771)

Class B
Sales	2,381,156	$23,751,030	1,990,621	$21,535,137
Reinvestments	7,652,637	68,644,144	1,703,915	16,902,838
Redemptions	(4,456,988)	(44,885,644)	(3,924,903)	(42,703,963)

Net increase (decrease)	5,576,805	$47,509,530	(230,367)	$(4,265,988)

Class E
Sales	736,207	$7,297,580	899,485	$9,788,145
Reinvestments	1,598,810	14,389,291	370,713	3,684,891
Redemptions	(1,315,544)	(13,398,694)	(1,171,740)	(12,739,584)

Net increase	1,019,473	$8,288,177	98,458	$733,452

Decrease derived from capital shares transactions		$(3,582,016)		$(75,741,307)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.02	$9.80	$10.36	$10.23	$9.46

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.17	0.15	0.13
Net realized and unrealized gain on investments	0.75	2.84	1.21	0.10	0.74

Total from investment operations	0.91	2.99	1.38	0.25	0.87

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.18)	(0.12)	(0.10)
Distributions from net realized capital gains	(2.88)	(0.61)	(1.76)	0.00	0.00

Total distributions	(3.04)	(0.77)	(1.94)	(0.12)	(0.10)

Net Asset Value, End of Period	$9.89	$12.02	$9.80	$10.36	$10.23

Total Return (%) (b)	9.92	32.05 (c)	14.28	2.35	9.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (d)	0.52 (e)	0.59	0.63	0.63	0.65
Ratio of net investment income to average net assets (%)	1.61	1.35	1.80	1.41	1.34
Portfolio turnover rate (%)	40	113	107	107	135
Net assets, end of period (in millions)	$1,342.9	$1,666.1	$1,414.2	$941.4	$1,643.5

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.93	$9.73	$10.30	$10.18	$9.42

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.15	0.14	0.10
Net realized and unrealized gain on investments	0.74	2.82	1.20	0.08	0.74

Total from investment operations	0.88	2.94	1.35	0.22	0.84

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.16)	(0.10)	(0.08)
Distributions from net realized capital gains	(2.88)	(0.61)	(1.76)	0.00	0.00

Total distributions	(3.01)	(0.74)	(1.92)	(0.10)	(0.08)

Net Asset Value, End of Period	$9.80	$11.93	$9.73	$10.30	$10.18

Total Return (%) (b)	9.70	31.74 (c)	13.97	2.05	8.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (d)	0.77 (e)	0.84	0.88	0.88	0.90
Ratio of net investment income to average net assets (%)	1.36	1.10	1.52	1.30	1.08
Portfolio turnover rate (%)	40	113	107	107	135
Net assets, end of period (in millions)	$283.6	$278.6	$229.5	$212.6	$200.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.97	$9.76	$10.32	$10.20	$9.44

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.16	0.14	0.11
Net realized and unrealized gain on investments	0.74	2.83	1.21	0.09	0.74

Total from investment operations	0.89	2.96	1.37	0.23	0.85

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.17)	(0.11)	(0.09)
Distributions from net realized capital gains	(2.88)	(0.61)	(1.76)	0.00	0.00

Total distributions	(3.02)	(0.75)	(1.93)	(0.11)	(0.09)

Net Asset Value, End of Period	$9.84	$11.97	$9.76	$10.32	$10.20

Total Return (%) (b)	9.79	31.88 (c)	14.14	2.13	9.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.81	0.81	0.80
Net ratio of expenses to average net assets (%) (d)	0.67 (e)	0.74	0.78	0.78	0.80
Ratio of net investment income to average net assets (%)	1.46	1.20	1.62	1.37	1.18
Portfolio turnover rate (%)	40	113	107	107	135
Net assets, end of period (in millions)	$59.3	$59.9	$47.9	$47.7	$53.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the management fee waiver was 0.10% for the year ended December 31, 2014 (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $4,530,692, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $175,955,122 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized gains in the amount of $648,841 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$714,857,941	$0	$1,168,386,754

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $70,275,625 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$11,303,007	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (“BlackRock”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015,to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 amounted to $575,250 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

Additionally, BlackRock had agreed to waive subadvisory fees for the period December 2, 2013 through April 30, 2014. MetLife Advisers had agreed to reduce its advisory fee for the Portfolio by the amount waived by BlackRock. Amounts waived for the year ended December 31, 2014 amounted to $1,861,777 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$169,201,125	$59,229,615	$318,762,572	$70,081,230	$487,963,697	$129,310,845

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$90,841,944	$64,090,468	$189,835,158	$—	$344,767,570

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before re-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-19

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-20

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-21

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Large Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2014. The Board also took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-22

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index1, returned 0.03%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (“FOMC”) maintained the federal funds rate in the target range of 0.00% to 0.25% during the 12-month period ended December 31, 2014. While the economy contracted by 2.1% in the first quarter of 2014, the factors that detracted from growth proved to be temporary as U.S. economic performance gained momentum as the year progressed. U.S. gross domestic product rebounded strongly, growing at seasonally adjusted rates of 4.6% and 5.0% in the second and third quarters, respectively. The job market also improved markedly. The unemployment rate fell to 5.8% in November, a level not seen since before the financial crisis. Although it left interest rates unchanged, non-conventional policy measures provided by the FOMC evolved. Late in the year, policymakers became increasingly concerned that a strengthening dollar and economic weakness overseas would present headwinds to growth in the U.S. Despite these reservations, the FOMC decided that enough progress had been made toward attaining its dual objectives of maximum employment within the context of price stability to announce the end to its asset purchase program in October. Furthermore, the FOMC’s last meeting of the year concluded on December 17 with a significant but widely anticipated shift in tone. The “considerable time” language that had been a part of the FOMC’s statement since March was altered to “the committee judges that it can be patient in beginning to normalize the stance of monetary policy.” The phrase “considerable time” became widely associated with a rate hike occurring six months after the end of quantitative easing, a program that concluded in October. Perhaps due to this perception and concern that removing those words could disrupt markets and signal a more imminent rate increase, officials added language in their statement indicating that the new description of their stance was “consistent” with past assurances that rates would stay low for a “considerable time.” The shift in the placement of the phrase in the statement did cause some confusion among market participants. In a follow-up press conference, FOMC Chairperson Janet Yellen sought to reassure the market that a change in language did not signify a change in policy. She said that the FOMC may not move to raise rates until after a “couple of meetings” next year, which she later clarified to mean two. But she further stressed that any change in policy would be dependent on economic conditions, highlighting such factors as further improvement in the labor market, a continued decline in the unemployment rate and inflation near current levels.

In the Eurozone, slow economic growth combined with falling inflation measures continued to disappoint policymakers. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, and by an additional 0.10% in September, boldly taking the deposit rate to negative 0.20%. The central bank also announced an asset purchase program focused on asset-backed securities and covered bonds. While ECB President Mario Draghi stressed recently that the ECB had no plans to further lower interest rates, pressure on the ECB is mounting to pull out all stops in combatting falling prices, thereby increasing the possibility of large-scale government bond purchases early in 2015.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.255%, just 1 basis point higher than it was at the end of 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As investors have been extending their credit purchases in the 3- to 6-month space, yields in this sector have compressed. Therefore, the Portfolio continues to employ a barbell investment structure—investing in select first-tier, highly-rated credits in the 12-month space while offsetting them with purchases of 30-day and shorter maturities. The longer-term trades were concentrated in the top one to three systemically important banks located in select countries. Additionally, adding exposure to variable rate bank obligations maturing in 12-months continued to be an effective way to manage weighted average maturity (“WAM”) limits in addition to offering some level of yield protection should the FOMC act to raise rates. Said investments reset off the daily Fed Funds Effective Rate or either the 1-month or 3-month LIBOR indexes. Also, U.S. Treasury securities continued to be purchased to augment liquidity and diversification of the Portfolio. We will continue to monitor FOMC

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

statements and market indicators to gauge any potential change in the FOMC’s outlook for the federal funds rate. At period end, we expected to maintain the existing barbell investment strategy at least until the timing of FOMC action became clearer.

The WAM of the Portfolio stood at 57 days on December 31, 2014.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.19%	$1,000.00	$1,000.00	$0.96
	Hypothetical*	0.19%	$1,000.00	$1,024.25	$0.97

Class B(a)	Actual	0.19%	$1,000.00	$1,000.00	$0.96
	Hypothetical*	0.19%	$1,000.00	$1,024.25	$0.97

Class E(a)	Actual	0.19%	$1,000.00	$1,000.00	$0.96
	Hypothetical*	0.19%	$1,000.00	$1,024.25	$0.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution and service fee waivers as described in Note 4 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2014

Financial Company Commercial Paper (a)—31.7%

Security Description	Principal Amount*	Value
ANZ New Zealand International, Ltd. (London)
0.252%, 06/04/15	5,000,000	$5,000,000
Bank of Nova Scotia
0.248%, 02/10/15 (144A)	5,000,000	4,998,639
0.274%, 05/15/15	8,000,000	7,991,960
Caisse Centrale Desjardins
0.132%, 01/05/15	20,000,000	19,999,711
Commonwealth Bank of Australia
0.242%, 03/30/15 (144A)	8,000,000	8,017,951
0.245%, 05/20/15	7,000,000	7,000,000
0.253%, 03/23/15 (144A)	10,000,000	10,000,000
0.253%, 04/23/15	10,000,000	9,999,844
0.259%, 10/21/15 (144A)	8,000,000	8,000,000
DnB Bank ASA
0.238%, 03/02/15	40,000,000	39,984,333
Erste Abwicklungsanstalt
0.213%, 06/22/15	5,000,000	4,994,983
General Electric Capital Corp.
0.213%, 02/17/15	5,000,000	4,998,629
0.223%, 06/04/15	5,000,000	4,995,294
0.243%, 06/11/15	10,000,000	9,989,267
0.243%, 06/16/15	5,000,000	4,994,467
HSBC Bank plc
0.230%, 05/08/15	7,000,000	7,000,000
0.254%, 10/16/15	8,000,000	8,000,000
0.263%, 10/23/15 (144A)	8,000,000	8,000,000
0.268%, 11/19/15	8,000,000	8,000,000
Macquarie Bank, Ltd.
0.324%, 02/19/15	5,000,000	4,997,822
0.394%, 03/03/15	2,200,000	2,200,059
Mizuho Funding LLC
0.193%, 01/05/15	10,000,000	9,999,789
0.223%, 03/16/15	7,877,000	7,873,438
National Australia Bank, Ltd.
0.250%, 11/05/15	9,000,000	9,000,000
National Australia Funding Delaware, Inc.
0.234%, 03/13/15	5,000,000	5,000,000
0.235%, 03/10/15 (144A)	5,000,000	5,000,000
0.236%, 08/11/15 (144A)	8,000,000	8,000,000
0.249%, 08/27/15	7,000,000	7,000,000
Natixis (NY)
0.101%, 01/02/15	10,000,000	9,999,972
Nederlandse Waterschapsbank NV
0.232%, 07/09/15	4,500,000	4,500,000
0.237%, 10/01/15	12,000,000	12,000,000
Nordea Bank AB
0.213%, 01/27/15	12,000,000	11,998,180
0.218%, 01/21/15	12,255,000	12,253,536
0.228%, 04/16/15 (144A)	4,000,000	3,997,375
NRW Bank
0.071%, 01/02/15	12,000,000	11,999,977
Skandinaviska Enskilda Banken AB
0.259%, 03/11/15	12,000,000	11,994,135
0.259%, 04/10/15	5,000,000	4,996,494
0.259%, 04/20/15	7,250,000	7,244,402
State Street Corp.
0.233%, 06/08/15	10,000,000	9,989,906
Sumitomo Mitsui Banking Corp.
0.071%, 01/07/15	10,000,000	9,999,883
0.253%, 04/20/15	9,764,000	9,756,609
Sumitomo Mitsui Trust Bank, Ltd. (NY)
0.253%, 04/22/15	10,000,000	9,992,292
Westpac Banking Corp.
0.232%, 07/02/15 (144A)	5,000,000	4,999,873
Westpac Securities NZ, Ltd.
0.275%, 08/13/15 (144A)	7,500,000	7,500,000

Total Financial Company Commercial Paper (Cost $384,258,820)		384,258,820

Certificate of Deposit—23.6%

Foreign Banks Yankee Dollar—17.9%
Bank of Montreal (Chicago)
0.215%, 03/10/15 (b)	10,000,000	10,000,000
0.241%, 04/09/15 (b)	7,000,000	7,000,000
0.243%, 04/06/15	7,500,000	7,500,000
Bank of Nova Scotia (Houston)
0.245%, 07/09/15 (b)	18,000,000	18,000,000
0.245%, 08/04/15 (b)	11,258,000	11,258,000
Bank of Tokyo Mitsubishi UFJ, Ltd. (NY)
0.253%, 02/25/15	6,750,000	6,750,000
BNP Paribas S.A. (NY)
0.213%, 02/09/15	5,000,000	5,000,000
Canadian Imperial Bank of Commerce (NY)
0.235%, 06/17/15 (b)	5,500,000	5,500,000
Credit Industriel et Commercial (NY)
0.304%, 01/08/15	5,000,000	5,000,000
National Bank of Canada (NY)
0.259%, 06/19/15 (b)	7,000,000	7,000,000
0.301%, 09/24/15 (b)	5,000,000	5,000,000
Nordea Bank Finland plc (NY)
0.243%, 02/17/15	5,000,000	5,000,000
Rabobank Nederland (NY)
0.276%, 02/03/15 (b)	15,000,000	15,000,000
0.287%, 09/16/15 (b)	16,000,000	16,000,000
0.355%, 01/12/15	14,000,000	14,000,000
Royal Bank of Canada (NY)
0.254%, 10/14/15 (b)	5,000,000	5,000,000
0.255%, 11/10/15 (b)	4,750,000	4,750,000
0.304%, 02/04/15 (b)	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp. (NY)
0.203%, 01/07/15	19,000,000	19,000,000
Toronto Dominion Bank (NY)
0.252%, 09/04/15 (b)	12,000,000	12,000,000
0.253%, 06/10/15	8,000,000	8,000,000
Westpac Banking Corp. (NY)
0.240%, 05/05/15 (b)	10,000,000	10,000,000
0.262%, 10/30/15 (b)	15,000,000	15,000,000

		216,758,000

Domestic Banks—4.9%
Bank of America N.A.
0.264%, 05/26/15	6,000,000	6,000,000

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2014

Certificate of Deposit—(Continued)

Security Description	Principal Amount*	Value

Domestic Banks—(Continued)
Citibank N.A. (NY)
0.253%, 05/11/15	14,000,000	$14,000,000
State Street Bank & Trust Co.
0.287%, 10/23/15	10,000,000	10,000,000
Wells Fargo Bank N.A.
0.269%, 09/08/15 (b)	5,000,000	5,000,000
0.294%, 03/13/15 (b)	7,000,000	7,000,000
0.304%, 02/12/15 (b)	5,000,000	5,000,000
0.304%, 02/17/15 (b)	5,000,000	5,000,000
0.304%, 11/19/15 (b)	7,000,000	7,000,000

		59,000,000

Foreign Banks Eurodollar—0.8%
Australia & New Zealand Banking Group, Ltd.
0.243%, 02/25/15	10,000,000	10,000,000

Total Certificate of Deposit (Cost $285,758,000)		285,758,000

Asset Backed Commercial Paper (a)—23.0%
Albion Capital LLC
0.132%, 01/21/15	21,629,000	21,627,438
Antalis U.S. Funding Corp.
0.233%, 02/06/15	5,000,000	4,998,850
Bedford Row Funding Corp.
0.264%, 03/12/15	10,000,000	10,000,000
0.289%, 11/20/15	8,000,000	8,000,000
Charta LLC
0.253%, 02/04/15	13,000,000	12,996,931
0.253%, 05/12/15	10,470,000	10,460,475
Collateralized Commercial Paper Co. LLC
0.152%, 01/06/15	10,000,000	9,999,792
0.203%, 02/04/15	8,500,000	8,498,394
Collateralized Commercial Paper II Co. LLC
0.304%, 02/09/15	7,550,000	7,547,546
0.304%, 03/16/15	12,000,000	11,992,600
0.406%, 07/07/15	12,500,000	12,474,028
Fairway Finance Co. LLC
0.101%, 01/06/15	10,000,000	9,999,861
0.223%, 02/06/15 (144A)	15,000,000	14,996,700
Gotham Funding Corp.
0.030%, 01/02/15 (144A)	5,268,000	5,267,996
Jupiter Securitization Co. LLC
0.253%, 06/09/15	8,000,000	7,991,167
0.264%, 06/05/15	2,398,000	2,395,316
Nieuw Amsterdam Receivables Corp.
0.101%, 01/02/15	49,536,000	49,535,862
Old Line Funding LLC
0.223%, 01/26/15	15,000,000	14,997,708
Thunder Bay Funding LLC
0.223%, 02/06/15	10,000,000	9,997,800
Victory Receivables Corp.
0.162%, 01/05/15	20,000,000	19,999,644
Working Capital Management Co.
0.132%, 01/05/15	25,000,000	$24,999,639

Total Asset Backed Commercial Paper (Cost $278,777,747)		278,777,747

Treasury Debt—18.1%
U.S. Treasury Bills
0.030%, 03/26/15 (a)	15,000,000	14,998,950
0.048%, 04/23/15 (a)	25,000,000	24,996,306
0.080%, 05/28/15 (a)	30,000,000	29,990,163
0.118%, 06/25/15 (a)	31,700,000	31,681,886
0.810%, 03/05/15 (a)	28,750,000	28,745,918
0.129%, 09/17/15 (a)	4,000,000	3,996,331
U.S. Treasury Floating Rate Note
0.094%, 10/31/16 (b)	11,760,000	11,760,016
U.S. Treasury Notes
2.500%, 03/31/15	30,000,000	30,181,940
0.375%, 04/15/15	18,000,000	18,015,858
1.875%, 06/30/15	25,000,000	25,219,484

Total Treasury Debt (Cost $219,586,852)		219,586,852

Other Commercial Paper (a)—1.8%
CPPIB Capital, Inc.
0.304%, 02/09/15	7,000,000	6,997,725
Netjets, Inc.
0.081%, 01/06/15	15,000,000	14,999,834

Total Other Commercial Paper (Cost $21,997,559)		21,997,559

Government Agency Debt—1.2%
Fannie Mae
0.167%, 02/27/15 (b)	15,000,000	14,999,411

Total Government Agency Debt (Cost $14,999,411)		14,999,411

Other Note—0.9%
Svenska Handelsbanken AB
0.315%, 06/15/15 (144A) (b)	11,100,000	11,100,000

Total Other Note (Cost $11,100,000)		11,100,000

Total Investments—100.3% (Cost $1,216,478,389) (c)		1,216,478,389
Other assets and liabilities (net)—(0.3)%		(3,071,291)

Net Assets—100.0%		$1,213,407,098

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2014

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,216,478,389.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $99,878,534, which is 8.2% of net assets.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Financial Company Commercial Paper	$—	$384,258,820	$—	$384,258,820
Certificate of Deposit*	—	285,758,000	—	285,758,000
Asset Backed Commercial Paper	—	278,777,747	—	278,777,747
Treasury Debt	—	219,586,852	—	219,586,852
Other Commercial Paper	—	21,997,559	—	21,997,559
Government Agency Debt	—	14,999,411	—	14,999,411
Other Note	—	11,100,000	—	11,100,000
Total Investments	$—	$1,216,478,389	$—	$1,216,478,389

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at amortized cost	$1,216,478,389
Cash	9
Receivable for:
Fund shares sold	2,706,988
Interest	363,119
Prepaid expenses	3,395

Total Assets	1,219,551,900
Liabilities
Payables for:
Fund shares redeemed	5,787,003
Accrued expenses:
Management fees	195,539
Deferred trustees’ fees	63,479
Other expenses	98,781

Total Liabilities	6,144,802

Net Assets	$1,213,407,098

Net assets consist of:
Paid in surplus	$1,213,460,046
Accumulated net investment loss	(63,480)
Accumulated net realized gain	10,532

Net Assets	$1,213,407,098

Net Assets
Class A	$483,704,771
Class B	554,240,027
Class E	175,462,300
Capital Shares Outstanding*
Class A	4,837,037
Class B	5,542,436
Class E	1,754,632
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.00
Class B	100.00
Class E	100.00

*	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$2,628,333

Total investment income	2,628,333
Expenses
Management fees	4,483,036
Administration fees	40,121
Custodian and accounting fees	114,567
Distribution and service fees—Class B	1,492,584
Distribution and service fees—Class E	313,023
Audit and tax services	29,254
Legal	30,013
Trustees’ fees and expenses	38,594
Shareholder reporting	108,143
Insurance	8,830
Miscellaneous	13,743

Total expenses	6,671,908
Less distribution and service fee waivers	(1,805,607)
Less management fee waiver	(2,237,968)

Net expenses	2,628,333

Net Investment Income	—

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$—	$—

Increase in net assets from operations	—	—

Decrease in net assets from capital share transactions	(211,352,855)	(208,038,907)

Total decrease in net assets	(211,352,855)	(208,038,907)

Net Assets
Beginning of period	1,424,759,953	1,632,798,860

End of period	$1,213,407,098	$1,424,759,953

Accumulated net investment loss
End of period	$(63,480)	$(52,948)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,088,249	$308,824,664	3,898,725	$389,872,252
Redemptions	(3,614,920)	(361,492,033)	(4,053,585)	(405,358,526)

Net decrease	(526,671)	$(52,667,369)	(154,860)	$(15,486,274)

Class B
Sales	3,590,400	$359,039,786	4,421,002	$442,100,037
Redemptions	(4,560,792)	(456,079,212)	(5,622,674)	(562,267,377)

Net decrease	(970,392)	$(97,039,426)	(1,201,672)	$(120,167,340)

Class E
Sales	951,801	$95,179,965	1,476,172	$147,617,026
Redemptions	(1,568,260)	(156,826,025)	(2,200,023)	(220,002,319)

Net decrease	(616,459)	$(61,646,060)	(723,851)	$(72,385,293)

Decrease derived from capital shares transactions		$(211,352,855)		$(208,038,907)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00	0.00	0.00	0.00	0.01

Total from investment operations	0.00	0.00	0.00	0.00	0.01

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)

Total distributions	0.00	0.00	0.00	0.00	(0.01)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.00	0.00	0.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.35	0.35	0.35	0.34
Net ratio of expenses to average net assets (%) (b)	0.20	0.23	0.28	0.26	0.30
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.01
Net assets, end of period (in millions)	$483.7	$536.4	$551.9	$707.8	$712.9

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00	0.00	0.00	0.00	0.00

Total from investment operations	0.00	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.60	0.60	0.60	0.59
Net ratio of expenses to average net assets (%) (b)	0.20	0.23	0.28	0.26	0.31
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00
Net assets, end of period (in millions)	$554.2	$651.3	$771.5	$864.7	$793.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00	0.00	0.00	0.00	0.00

Total from investment operations	0.00	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.50	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (b)	0.20	0.23	0.28	0.26	0.34
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00
Net assets, end of period (in millions)	$175.5	$237.1	$309.5	$373.7	$409.0

(a)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(b)	Includes the effects of the management fee waivers and voluntary distribution & services fee waiver (see Note 4 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Board of Trustees of the Trust (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers, Inc. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to ordinary loss netting and short-term capital gains reclasses from ordinary income. These adjustments have no impact on net assets or the results of operation.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$4,483,036	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period April 29, 2013 through April 27, 2014, an identical expense agreement was in place. Pursuant to the expense agreement, $250,000 was waived for the year ended December 31, 2014 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2014, $1,805,607 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $1,492,584 and Class E shares waived $313,023. In addition, during the year ended December 31, 2014, $1,987,968 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-13

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

There were no distributions paid for the years ended December 31, 2014 and 2013.

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,532	$—	$—	$—	$—	$10,532

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements and Regulatory Matters

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

In July 2014, the Securities and Exchange Commission adopted amendments to the rules under the 1940 Act which currently govern the operations of the Portfolio. A significant change resulting from these amendments is a requirement that institutional (i.e. not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based NAV. Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. Compliance with a majority of these amendments will be required on October 14, 2016, two years after the effective date for the rule amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Portfolio’s operations, financial statements and accompanying notes.

MSF-14

Metropolitan Series Fund

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-17

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-18

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-19

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Money Market Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio performed equally to the median of its Performance Universe for the one- and five-year periods ended June 30, 2014 and underperformed the median of its Performance Universe for the three-year period ended June 30, 2014. The Board also considered that the Portfolio slightly outperformed its Lipper Index for the one-year period ended June 30, 2014 and performed equally to its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-20

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 11.14%, 10.88%, 11.06%, and 10.96%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 11.90%.

MARKET ENVIRONMENT / CONDITIONS

Equities enjoyed strong gains as improved domestic economic fundamentals, low inflation, modest earnings growth and accommodative monetary policy drove the Russell Midcap Growth Index up 11.9%. More specifically, Gross Domestic Product accelerated during 2014 exceeding 4.5% for two consecutive quarters for the first time in 11 years. At the same time, inflation measures remained quite low due to falling commodity prices and a strong dollar thus allowing the Federal Reserve to maintain very low interest rates. Unemployment also made a meaningful improvement, which bolstered consumer sentiment. These positive economic fundamentals coupled with healthy corporate earnings growth of 8% drove the market advance.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Industrials and Materials detracted the most from performance. Both sectors were negatively impacted by the concurrent drop in energy prices and surge in the U.S. dollar. Reduced energy infrastructure spending amid a 42% decline in oil prices during 2014 impacted engineering companies such as MasTec and Jacobs Engineering. The collapse in emerging market currencies and surge in the U.S. dollar hurt chemical provider FMC Corp. and aerospace supplier B/E Aerospace. Sector selection aided performance by 25 basis points with an overweight position in Health Care proving to be beneficial. We believe Health Care offers compelling secular growth and innovation. Stock selection was positive with strong gains in Information Technology (“IT”) offsetting set-backs in Industrials and Materials. Throughout 2014, stock selection in IT contributed the most to relative results with sizeable gains in semiconductors and software. Our focus on wireless technology aided semiconductors as NXP Semiconductors rose 66% and Avago Technologies rose 93%. Software was propelled by the performance of Electronic Arts which advanced 105% as their transition to digital platforms produced strong earnings growth.

On the whole, we believe valuations are fair but no longer cheap with pockets of excess existing. Domestic fundamentals remain strong but questions arise as to the sustainability of recent momentum in the face of fading growth in most other major economies and faltering fundamentals in emerging markets. Additionally, the surge in the U.S. dollar could provide a headwind to earnings growth for companies with substantial foreign exposure. Still, consumer fundamentals are gaining strength, government headwinds are abating, and low energy prices coupled with the strong U.S. dollar are keeping inflation low. In our view, this should allow the Federal Reserve to take a measured approach to normalizing rates. While valuations for the broad market have expanded substantially over the past five years, we continue to identify attractive investment opportunities. The improving consumer backdrop has provided opportunities in select retailers, leisure time products, and consumer staples. At the same time, we see strong innovation and secular growth in certain areas of Health Care and IT, which continue to be the areas of greatest relative weighting in the Portfolio. Within the Health Care sector, our focus is upon companies helping to lower the cost of health care such as over-the-counter (OTC) and generic drug suppliers as well as health care maintenance organizations in the Medicaid and Medicare segments. Finally, within IT, areas of emphasis include wireless semiconductors, security software, gaming software, and broadband delivery.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	11.14	12.86	7.78	—
Class B	10.88	12.58	7.52	—
Class D	11.06	12.75	—	6.69
Class E	10.96	12.70	7.63	—
Russell Midcap Growth Index	11.90	16.94	9.43	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Electronic Arts, Inc.	2.7
Perrigo Co. plc	2.4
American Airlines Group, Inc.	2.3
Raymond James Financial, Inc.	2.2
Alkermes plc	2.1
SanDisk Corp.	2.0
NXP Semiconductor NV	1.9
Centene Corp.	1.9
Avago Technologies, Ltd.	1.9
Alliance Data Systems Corp.	1.9

Top Sectors

% of Net Assets
Information Technology	23.7
Consumer Discretionary	21.2
Health Care	18.8
Industrials	14.4
Financials	8.6
Consumer Staples	5.2
Materials	3.8
Energy	3.2
Telecommunication Services	0.9

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.76%	$1,000.00	$1,025.30	$3.88
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B(a)	Actual	1.01%	$1,000.00	$1,024.10	$5.15
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

Class D(a)	Actual	0.86%	$1,000.00	$1,024.80	$4.39
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E(a)	Actual	0.91%	$1,000.00	$1,024.50	$4.64
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Airlines—3.9%
American Airlines Group, Inc.	492,580	$26,417,066
Spirit Airlines, Inc. (a)	242,590	18,334,952

		44,752,018

Automobiles—0.7%
Harley-Davidson, Inc.	118,810	7,830,767

Banks—1.9%
Signature Bank (a)	105,960	13,346,722
SVB Financial Group (a)	72,178	8,377,700

		21,724,422

Beverages—1.9%
Brown-Forman Corp. - Class B	160,280	14,078,995
Monster Beverage Corp. (a)	67,200	7,281,120

		21,360,115

Biotechnology—5.6%
Alkermes plc (a)	402,223	23,554,179
BioMarin Pharmaceutical, Inc. (a)	99,123	8,960,719
Incyte Corp. (a)	267,313	19,543,253
Medivation, Inc. (a)	121,095	12,062,273

		64,120,424

Capital Markets—3.9%
E*Trade Financial Corp. (a)	546,236	13,248,954
Raymond James Financial, Inc.	432,942	24,803,248
WisdomTree Investments, Inc. (b)	426,621	6,687,284

		44,739,486

Chemicals—2.7%
Cytec Industries, Inc.	231,400	10,683,738
Sherwin-Williams Co. (The)	76,563	20,139,132

		30,822,870

Commercial Services & Supplies—2.7%
Copart, Inc. (a)	347,052	12,663,928
KAR Auction Services, Inc.	270,200	9,362,430
Stericycle, Inc. (a)	70,990	9,305,369

		31,331,727

Construction & Engineering—0.6%
MasTec, Inc. (a) (b)	298,420	6,747,276

Construction Materials—1.1%
Eagle Materials, Inc.	172,711	13,131,217

Distributors—1.4%
LKQ Corp. (a)	585,960	16,477,195

Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. (a)	215,057	10,109,830

Diversified Telecommunication Services—0.9%
Cogent Communications Holdings, Inc. (b)	300,313	10,628,077

Electronic Equipment, Instruments & Components—1.7%
Amphenol Corp. - Class A	369,696	19,893,342

Energy Equipment & Services—0.3%
U.S. Silica Holdings, Inc. (b)	141,237	3,628,379

Food & Staples Retailing—1.4%
United Natural Foods, Inc. (a) (b)	201,300	15,565,522

Food Products—1.9%
Hain Celestial Group, Inc. (The) (a)	246,498	14,368,368
Mead Johnson Nutrition Co.	77,400	7,781,796

		22,150,164

Health Care Equipment & Supplies—1.7%
Cooper Cos., Inc. (The)	116,737	18,921,900

Health Care Providers & Services—4.9%
Centene Corp. (a)	209,600	21,766,960
Humana, Inc.	128,486	18,454,444
MEDNAX, Inc. (a)	232,108	15,344,660

		55,566,064

Health Care Technology—1.4%
Allscripts Healthcare Solutions, Inc. (a)	401,180	5,123,069
Cerner Corp. (a)	164,790	10,655,321

		15,778,390

Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc. (a) (b)	10,580	7,242,116
Dunkin’ Brands Group, Inc. (b)	204,990	8,742,824
MGM Resorts International (a)	292,388	6,251,255
Starwood Hotels & Resorts Worldwide, Inc.	203,170	16,470,992

		38,707,187

Household Durables—1.0%
Harman International Industries, Inc.	102,889	10,979,285

Industrial Conglomerates—0.9%
Roper Industries, Inc.	68,568	10,720,607

Insurance—2.8%
Allied World Assurance Co. Holdings AG	185,208	7,023,087
Aon plc	139,811	13,258,277
Arthur J. Gallagher & Co.	238,910	11,247,883

		31,529,247

Internet & Catalog Retail—0.8%
Netflix, Inc. (a) (b)	26,940	9,202,973

Internet Software & Services—1.8%
Akamai Technologies, Inc. (a)	268,807	16,924,089

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Yelp, Inc. (a) (b)	65,540	$3,587,004

		20,511,093

IT Services—6.0%
Alliance Data Systems Corp. (a)	74,029	21,175,995
Gartner, Inc. (a)	155,137	13,064,087
Global Payments, Inc.	223,518	18,044,608
Jack Henry & Associates, Inc.	167,670	10,419,014
WEX, Inc. (a)	55,617	5,501,634

		68,205,338

Leisure Products—1.3%
Brunswick Corp.	291,083	14,920,915

Life Sciences Tools & Services—1.7%
Illumina, Inc. (a)	103,810	19,161,250

Machinery—2.6%
Pall Corp.	94,354	9,549,568
Wabtec Corp.	233,132	20,256,840

		29,806,408

Marine—0.6%
Kirby Corp. (a)	78,995	6,378,056

Media—1.0%
Imax Corp. (a) (b)	376,263	11,626,527

Oil, Gas & Consumable Fuels—2.9%
Cabot Oil & Gas Corp.	193,542	5,730,779
Carrizo Oil & Gas, Inc. (a)	342,851	14,262,601
Continental Resources, Inc. (a) (b)	236,260	9,062,934
EP Energy Corp. - Class A (a) (b)	387,300	4,043,412

		33,099,726

Pharmaceuticals—3.6%
Mylan, Inc. (a) (b)	231,140	13,029,362
Perrigo Co. plc	167,293	27,964,698

		40,994,060

Professional Services—1.4%
IHS, Inc. - Class A (a)	141,722	16,139,301

Road & Rail—1.1%
J.B. Hunt Transport Services, Inc. (b)	147,730	12,446,252

Semiconductors & Semiconductor Equipment—5.0%
Avago Technologies, Ltd.	211,725	21,297,418
Lam Research Corp.	176,684	14,018,108
NXP Semiconductor NV (a)	286,083	21,856,741

		57,172,267

Software—7.2%
Cadence Design Systems, Inc. (a) (b)	939,820	17,828,385
Electronic Arts, Inc. (a)	650,350	30,576,205
Fortinet, Inc. (a) (b)	540,634	16,575,839
SS&C Technologies Holdings, Inc.	253,836	14,846,868
Zynga, Inc. - Class A (a) (b)	1,041,350	2,769,991

		82,597,288

Specialty Retail—8.6%
Advance Auto Parts, Inc.	104,215	16,599,365
DSW, Inc. - Class A	430,866	16,071,302
GNC Holdings, Inc. - Class A	202,938	9,529,968
L Brands, Inc.	144,300	12,489,165
O’Reilly Automotive, Inc. (a)	79,130	15,242,021
Ross Stores, Inc.	219,000	20,642,940
Tiffany & Co. (b)	72,313	7,727,367

		98,302,128

Technology Hardware, Storage & Peripherals—2.0%
SanDisk Corp.	231,252	22,658,071

Textiles, Apparel & Luxury Goods—2.1%
lululemon athletica, Inc. (a) (b)	105,802	5,902,694
VF Corp.	242,590	18,169,991

		24,072,685

Trading Companies & Distributors—0.5%
WESCO International, Inc. (a) (b)	73,947	5,635,501

Total Common Stocks (Cost $911,488,195)		1,140,145,350

Short-Term Investments—8.0%

Mutual Fund—7.3%
State Street Navigator Securities Lending MET Portfolio (c)	83,014,839	83,014,839

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $8,331,796 on 01/02/15, collateralized by $8,165,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15, with a value of $8,501,806.	8,331,796	8,331,796

Total Short-Term Investments (Cost $91,346,635)		91,346,635

Total Investments—107.8% (Cost $1,002,834,830) (d)		1,231,491,985
Other assets and liabilities (net)—(7.8)%		(89,233,601)

Net Assets—100.0%		$1,142,258,384

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $81,108,292 and the collateral received consisted of cash in the amount of $83,014,839 and non-cash collateral with a value of $361,023. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,003,141,452. The aggregate unrealized appreciation and depreciation of investments were $254,126,371 and $(25,775,838), respectively, resulting in net unrealized appreciation of $228,350,533 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,140,145,350	$—	$—	$1,140,145,350
Short-Term Investments
Mutual Fund	83,014,839	—	—	83,014,839
Repurchase Agreement	—	8,331,796	—	8,331,796
Total Short-Term Investments	83,014,839	8,331,796	—	91,346,635
Total Investments	$1,223,160,189	$8,331,796	$—	$1,231,491,985

Collateral for securities loaned (Liability)	$—	$(83,014,839)	$—	$(83,014,839)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,231,491,985
Receivable for:
Fund shares sold	11,591
Dividends	401,022
Prepaid expenses	2,907

Total Assets	1,231,907,505
Liabilities
Collateral for securities loaned	83,014,839
Payables for:
Investments purchased	5,151,254
Fund shares redeemed	512,405
Accrued expenses:
Management fees	681,133
Distribution and service fees	52,126
Deferred trustees’ fees	97,529
Other expenses	139,835

Total Liabilities	89,649,121

Net Assets	$1,142,258,384

Net assets consist of:
Paid in surplus	$752,040,322
Accumulated net investment loss	(73,588)
Accumulated net realized gain	161,634,495
Unrealized appreciation on investments	228,657,155

Net Assets	$1,142,258,384

Net Assets
Class A	$831,154,319
Class B	198,631,475
Class D	101,292,897
Class E	11,179,693
Capital Shares Outstanding*
Class A	22,294,231
Class B	5,699,995
Class D	2,750,549
Class E	304,367
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$37.28
Class B	34.85
Class D	36.83
Class E	36.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,002,834,830.
(b)	Includes securities loaned at value of $81,108,292.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$6,691,229
Securities lending income	637,952

Total investment income	7,329,181
Expenses
Management fees	8,468,684
Administration fees	27,890
Custodian and accounting fees	90,120
Distribution and service fees—Class B	498,404
Distribution and service fees—Class D	103,461
Distribution and service fees—Class E	17,015
Audit and tax services	43,231
Legal	30,013
Trustees’ fees and expenses	40,768
Shareholder reporting	341,120
Insurance	6,926
Miscellaneous	14,681

Total expenses	9,682,313
Less management fee waiver	(120,531)
Less broker commission recapture	(105,133)

Net expenses	9,456,649

Net Investment Loss	(2,127,468)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	164,483,563
Futures contracts	(366,053)

Net realized gain	164,117,510

Net change in unrealized depreciation on investments	(40,271,945)

Net realized and unrealized gain	123,845,565

Net Increase in Net Assets From Operations	$121,718,097

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,127,468)	$(668,407)
Net realized gain	164,117,510	121,972,380
Net change in unrealized appreciation (depreciation)	(40,271,945)	187,726,392

Increase in net assets from operations	121,718,097	309,030,365

From Distributions to Shareholders
Net investment income
Class A	0	(10,148,727)
Class B	0	(1,011,597)
Class D	0	(1,225,160)
Class E	0	(126,525)
Net realized capital gains
Class A	(86,686,736)	(19,126,447)
Class B	(18,668,169)	(2,305,500)
Class D	(9,371,524)	(2,521,064)
Class E	(1,005,877)	(269,552)

Total distributions	(115,732,306)	(36,734,572)

Increase (decrease) in net assets from capital share transactions	(166,998,385)	265,115,462

Total increase (decrease) in net assets	(161,012,594)	537,411,255

Net Assets
Beginning of period	1,303,270,978	765,859,723

End of period	$1,142,258,384	$1,303,270,978

Accumulated (distributions in excess of) net investment loss
End of period	$(73,588)	$(65,851)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	520,541	$18,295,255	6,356,029	$200,658,424
Shares issued through acquisition	0	0	2,821,283	85,795,220
Reinvestments	2,586,892	86,686,736	989,361	29,275,174
Redemptions	(7,443,757)	(258,882,901)	(3,301,717)	(107,258,219)

Net increase (decrease)	(4,336,324)	$(153,900,910)	6,864,956	$208,470,599

Class B
Sales	383,567	$12,984,373	259,826	$8,047,547
Shares issued through acquisition	0	0	3,508,655	100,768,563
Reinvestments	594,906	18,668,169	118,680	3,317,097
Redemptions	(1,082,261)	(36,895,257)	(1,158,635)	(36,083,506)

Net increase (decrease)	(103,788)	$(5,242,715)	2,728,526	$76,049,701

Class D
Sales	130,302	$4,646,830	126,997	$4,059,104
Reinvestments	282,872	9,371,524	127,814	3,746,224
Redemptions	(593,715)	(21,199,899)	(813,613)	(25,910,235)

Net decrease	(180,541)	$(7,181,545)	(558,802)	$(18,104,907)

Class E
Sales	15,989	$566,549	17,095	$550,306
Reinvestments	30,435	1,005,877	13,537	396,077
Redemptions	(62,309)	(2,245,641)	(70,032)	(2,246,314)

Net decrease	(15,885)	$(673,215)	(39,400)	$(1,299,931)

Increase (decrease) derived from capital shares transactions		$(166,998,385)		$265,115,462

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$36.90	$28.92		$26.06	$26.94	$23.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.00	)(b)	0.34	0.02	0.10
Net realized and unrealized gain (loss) on investments	3.78	9.18		2.52	(0.82)	3.48

Total from investment operations	3.73	9.18		2.86	(0.80)	3.58

Less Distributions
Distributions from net investment income	0.00	(0.42)		0.00	(0.08)	(0.02)
Distributions from net realized capital gains	(3.35)	(0.78)		0.00	0.00	0.00

Total distributions	(3.35)	(1.20)		0.00	(0.08)	(0.02)

Net Asset Value, End of Period	$37.28	$36.90		$28.92	$26.06	$26.94

Total Return (%) (c)	11.14	32.77		10.97	(3.00)	15.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75		0.78	0.77	0.77
Net ratio of expenses to average net assets (%) (d)	0.75	0.74		0.78	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(0.01)		1.21	0.09	0.40
Portfolio turnover rate (%)	48	120		78	111	91
Net assets, end of period (in millions)	$831.2	$982.6		$571.6	$568.2	$644.6

	Class B
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$34.79	$27.33		$24.69	$25.54	$22.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.13)	(0.08)		0.26	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	3.54	8.66		2.38	(0.79)	3.29

Total from investment operations	3.41	8.58		2.64	(0.83)	3.33

Less Distributions
Distributions from net investment income	0.00	(0.34)		0.00	(0.02)	0.00
Distributions from net realized capital gains	(3.35)	(0.78)		0.00	0.00	0.00

Total distributions	(3.35)	(1.12)		0.00	(0.02)	0.00

Net Asset Value, End of Period	$34.85	$34.79		$27.33	$24.69	$25.54

Total Return (%) (c)	10.88	32.43		10.69	(3.24)	14.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00		1.03	1.02	1.02
Net ratio of expenses to average net assets (%) (d)	1.00	0.99		1.03	1.02	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.37)	(0.25)		0.98	(0.15)	0.18
Portfolio turnover rate (%)	48	120		78	111	91
Net assets, end of period (in millions)	$198.6	$201.9		$84.1	$81.1	$83.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$36.52	$28.63	$25.82	$26.71	$23.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.04)	0.30	(0.01)	0.07
Net realized and unrealized gain (loss) on investments	3.74	9.09	2.51	(0.82)	3.45

Total from investment operations	3.66	9.05	2.81	(0.83)	3.52

Less Distributions
Distributions from net investment income	0.00	(0.38)	0.00	(0.06)	0.00
Distributions from net realized capital gains	(3.35)	(0.78)	0.00	0.00	0.00

Total distributions	(3.35)	(1.16)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$36.83	$36.52	$28.63	$25.82	$26.71

Total Return (%) (c)	11.06	32.63	10.88	(3.14)	15.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.85	0.84	0.88	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.22)	(0.13)	1.06	(0.03)	0.29
Portfolio turnover rate (%)	48	120	78	111	91
Net assets, end of period (in millions)	$101.3	$107.1	$99.9	$113.9	$148.1

	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$36.46	$28.58	$25.79	$26.68	$23.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.10)	(0.06)	0.29	(0.02)	0.05
Net realized and unrealized gain (loss) on investments	3.72	9.09	2.50	(0.82)	3.47

Total from investment operations	3.62	9.03	2.79	(0.84)	3.52

Less Distributions
Distributions from net investment income	0.00	(0.37)	0.00	(0.05)	0.00
Distributions from net realized capital gains	(3.35)	(0.78)	0.00	0.00	0.00

Total distributions	(3.35)	(1.15)	0.00	(0.05)	0.00

Net Asset Value, End of Period	$36.73	$36.46	$28.58	$25.79	$26.68

Total Return (%) (c)	10.96	32.59	10.82	(3.19)	15.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (d)	0.90	0.89	0.93	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.28)	(0.17)	1.04	(0.07)	0.23
Portfolio turnover rate (%)	48	120	78	111	91
Net assets, end of period (in millions)	$11.2	$11.7	$10.3	$10.9	$13.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $8,331,796, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $111,486,869 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $366,053 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$567,161,624	$0	$849,467,159

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $32,655,151 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$8,468,684	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D,

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$65,476,941	$12,512,009	$50,255,365	$24,222,563	$115,732,306	$36,734,572

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,266,291	$136,674,827	$228,350,533	$—	$390,291,651

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $770,948,460, $87,526,126, $100,247,347 and $10,678,097, respectively, acquired all of the assets and liabilities of Turner Mid Cap Growth Portfolio of the Met Investors Series Trust (“Turner Mid Cap Growth”).

The acquisition was accomplished by a tax-free exchange of 2,821,283 Class A shares of the Portfolio (valued at $85,795,220) for 10,021,231 Class A shares of Turner Mid Cap Growth and 3,508,655 Class B shares of the Portfolio (valued at $100,768,563) for 12,227,115 of Class B shares of Turner Mid Cap Growth. Each shareholder of Turner Mid Cap Growth received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Turner Mid Cap Growth may have been purchased or sold prior to the

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Turner Mid Cap Growth. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Turner Mid Cap Growth’s net assets on April 26, 2013, were $85,795,220 and $100,768,563 for Class A and Class B shares, respectively, including investments valued at $186,797,884 with a cost basis of $180,617,211. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Turner Mid Cap Growth were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,155,963,813, which included $6,180,673 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment loss	$(837,902)	(a)
Net realized and unrealized gain on investments	325,035,491	(b)

Net increase in net assets from operations	$324,197,589

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Turner Mid Cap Growth that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$668,407 net investment loss as reported December 31, 2013 minus $278,402 from Turner Mid Cap Growth pre-merger net investment loss, plus $74,459 in lower advisory fees, plus $34,448 of pro-forma eliminated other expenses.
(b)	$268,929,100 unrealized appreciation as reported December 31, 2013 minus $91,035,845 pro-forma December 31, 2012 unrealized appreciation, plus $121,972,380 net realized gain as reported December 31, 2013, plus $25,169,856 in net realized gain from Turner Mid Cap Growth pre-merger.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Mid Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Mid Cap Growth Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-20

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-21

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-22

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Frontier Mid Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2014 and underperformed its Lipper Index for the five-year period ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2014. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective January 7, 2013 and that performance prior to that date represents that of the previous sub-adviser.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-23

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Jennison Growth Portfolio returned 9.06%, 8.74%, and 8.86%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.05%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market’s advance in 2014 reflected sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve tapered its quantitative-easing program, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. gross domestic product contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth. Energy prices fell, and the U.S. dollar strengthened against most other currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Faced with a challenging consumer environment, the Portfolio’s Consumer holdings underperformed the benchmark’s consumer names. Amazon.com’s earnings were constrained by increased business investment that is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market was hurt by intensifying competition in the organic and natural foods market. Weakness in Inditex, best known for its brand, Zara, reflected currency translation issues due to the euro’s strength relative to many other currencies (Inditex is based in Spain). Underlying growth at the company remains strong.

More than offsetting these declines were strong gains in other Consumer holdings, including global athletic apparel companies Under Armour and Nike, and hotel operator Marriott International.

Health Care positions were the most significant contributors to Portfolio return. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotech companies held in the Portfolio benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals’ Soliris), cystic fibrosis (Vertex Pharmaceuticals’ Kalydeco), multiple sclerosis (Biogen Idec’s Tecfidera), cancer (Celgene’s Revlimid and Abraxane), and hepatitis C (Gilead Sciences’ Sovaldi and Harvoni).

The Portfolio’s strength in the Health Care sector extended beyond biotechnology. In pharmaceuticals, Allergan advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan was acquired by Actavis in November.) Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology.

Information Technology (“IT”) positions were likewise strong contributors to return although Portfolio positions lagged those of the aggregate benchmark sector. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. We expect that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook reported strong revenue and earnings as well as healthy measures of growth in users and user engagement. The company has successfully implemented its mobile interface, and revenue generation of both mobile and desktop applications has improved.

Twitter’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Jennison believes that the company’s communication platform complements traditional media outlets and that income-generation opportunities are substantial.

Next-generation security software vendor FireEye declined with a broad sell-off of high-multiple software growth stocks despite its strong billings, new customer, and revenue growth. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly sophisticated malware.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Sector weights were largely stable over the past year; exposure to IT increased, while exposure to Consumer Staples, Industrials, and

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary decreased. As of December 31, 2014, relative to the Russell 1000 Growth Index, the Portfolio remained overweight Consumer Discretionary, IT, and Health Care, and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	9.06	14.18	8.48	—
Class B	8.74	13.90	8.21	—
Class E	8.86	14.00	—	9.36
Russell 1000 Growth Index	13.05	15.81	8.49	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/02, 5/1/02 and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Apple, Inc.	6.1
MasterCard, Inc. - Class A	3.6
Facebook, Inc. - Class A	3.5
Visa, Inc. - Class A	2.7
Biogen Idec, Inc.	2.6
Amazon.com, Inc.	2.5
NIKE, Inc. - Class B	2.4
Bristol-Myers Squibb Co.	2.3
Costco Wholesale Corp.	2.0
Priceline Group, Inc. (The)	2.0

Top Sectors

% of Net Assets
Information Technology	33.7
Consumer Discretionary	26.0
Health Care	19.5
Industrials	6.6
Financials	4.7
Energy	4.0
Consumer Staples	3.4
Materials	1.8

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.54%	$1,000.00	$1,049.80	$2.79
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B(a)	Actual	0.79%	$1,000.00	$1,048.30	$4.08
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E(a)	Actual	0.69%	$1,000.00	$1,048.70	$3.56
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Boeing Co. (The)	388,255	$50,465,385
Precision Castparts Corp.	199,059	47,949,332

		98,414,717

Automobiles—1.1%
Tesla Motors, Inc. (a) (b)	143,729	31,966,767

Biotechnology—8.6%
Alexion Pharmaceuticals, Inc. (a)	256,292	47,421,709
Biogen Idec, Inc. (a)	229,947	78,055,509
Celgene Corp. (a)	485,019	54,254,225
Gilead Sciences, Inc. (a)	459,197	43,283,909
Vertex Pharmaceuticals, Inc. (a)	265,955	31,595,454

		254,610,806

Capital Markets—2.6%
Goldman Sachs Group, Inc. (The)	167,093	32,387,636
Morgan Stanley	1,186,163	46,023,125

		78,410,761

Chemicals—1.8%
Monsanto Co.	450,103	53,773,805

Diversified Financial Services—1.0%
McGraw Hill Financial, Inc.	318,722	28,359,884

Energy Equipment & Services—1.6%
Schlumberger, Ltd.	551,651	47,116,512

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	419,737	59,497,720

Food Products—1.4%
Mondelez International, Inc. - Class A	1,174,740	42,672,430

Health Care Equipment & Supplies—1.6%
Abbott Laboratories	1,025,690	46,176,564

Hotels, Restaurants & Leisure—4.9%
Chipotle Mexican Grill, Inc. (a)	54,460	37,278,415
Dunkin’ Brands Group, Inc.	218,071	9,300,728
Las Vegas Sands Corp.	209,456	12,181,961
Marriott International, Inc. - Class A	623,702	48,667,467
Starbucks Corp.	475,156	38,986,550

		146,415,121

Internet & Catalog Retail—6.6%
Amazon.com, Inc. (a)	238,156	73,911,715
Netflix, Inc. (a)	117,574	40,164,454
Priceline Group, Inc. (The) (a)	50,850	57,979,678
TripAdvisor, Inc. (a)	302,606	22,592,564

		194,648,411

Internet Software & Services—11.6%
Alibaba Group Holding, Ltd. (ADR) (a)	546,419	56,794,791
Facebook, Inc. - Class A (a)	1,312,724	102,418,726

Internet Software & Services—(Continued)
Google, Inc. - Class A (a)	91,486	48,547,961
Google, Inc. - Class C (a)	91,977	48,416,693
LendingClub Corp. (a)	64,560	1,633,368
LinkedIn Corp. - Class A (a)	238,611	54,811,333
Tencent Holdings, Ltd.	153,002	2,195,324
Twitter, Inc. (a)	856,514	30,723,157

		345,541,353

IT Services—6.2%
MasterCard, Inc. - Class A	1,225,814	105,616,134
Visa, Inc. - Class A	303,432	79,559,871

		185,176,005

Life Sciences Tools & Services—1.6%
Illumina, Inc. (a)	258,810	47,771,150

Media—3.8%
Discovery Communications, Inc. - Class A (a)	177,773	6,124,280
Discovery Communications, Inc. - Class C (a)	181,269	6,112,390
Twenty-First Century Fox, Inc. - Class A	1,205,540	46,298,764
Walt Disney Co. (The)	577,791	54,422,134

		112,957,568

Oil, Gas & Consumable Fuels—2.4%
Concho Resources, Inc. (a)	379,649	37,869,988
EOG Resources, Inc.	369,058	33,979,170

		71,849,158

Pharmaceuticals—7.8%
Actavis plc (a)	171,938	44,258,561
Bristol-Myers Squibb Co.	1,131,736	66,806,376
Merck & Co., Inc.	749,246	42,549,680
Novo Nordisk A/S (ADR)	934,869	39,563,656
Perrigo Co. plc	60,629	10,134,744
Shire plc (ADR)	132,250	28,108,415

		231,421,432

Real Estate Investment Trusts—1.1%
American Tower Corp.	322,991	31,927,660

Road & Rail—3.3%
Canadian Pacific Railway, Ltd. (b)	236,414	45,554,614
Union Pacific Corp.	426,641	50,825,742

		96,380,356

Semiconductors & Semiconductor Equipment—1.5%
Applied Materials, Inc.	420,924	10,489,426
ARM Holdings plc (ADR) (b)	708,561	32,806,374

		43,295,800

Software—8.3%
Adobe Systems, Inc. (a)	645,744	46,945,589
FireEye, Inc. (a) (b)	449,877	14,207,116
Red Hat, Inc. (a)	670,623	46,366,874

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Salesforce.com, Inc. (a)	953,403	$56,546,332
Splunk, Inc. (a)	492,490	29,032,285
VMware, Inc. - Class A (a)	286,278	23,623,661
Workday, Inc. - Class A (a) (b)	344,513	28,115,706

		244,837,563

Specialty Retail—5.4%
Inditex S.A.	1,653,118	47,366,698
O’Reilly Automotive, Inc. (a)	197,648	38,070,958
Tiffany & Co.	420,370	44,920,738
TJX Cos., Inc. (The)	455,594	31,244,636

		161,603,030

Technology Hardware, Storage & Peripherals—6.1%
Apple, Inc.	1,633,408	180,295,575

Textiles, Apparel & Luxury Goods—4.1%
Michael Kors Holdings, Ltd. (a)	220,365	16,549,412
NIKE, Inc. - Class B	731,982	70,380,069
Under Armour, Inc. - Class A (a) (b)	529,476	35,951,420

		122,880,901

Total Common Stocks (Cost $2,044,333,201)		2,958,001,049

Short-Term Investment—3.6%
Security Description	Shares	Value

Mutual Fund—3.6%
State Street Navigator Securities Lending MET Portfolio (c)	107,611,316	107,611,316

Total Short-Term Investment (Cost $107,611,316)		107,611,316

Total Investments—103.3% (Cost $2,151,944,517) (d)		3,065,612,365
Other assets and liabilities (net)—(3.3)%		(99,069,564)

Net Assets—100.0%		$2,966,542,801

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $119,200,006 and the collateral received consisted of cash in the amount of $107,611,316 and non-cash collateral with a value of $14,730,401. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,153,077,094. The aggregate unrealized appreciation and depreciation of investments were $939,859,384 and $(27,324,113), respectively, resulting in net unrealized appreciation of $912,535,271 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$98,414,717	$—	$—	$98,414,717
Automobiles	31,966,767	—	—	31,966,767
Biotechnology	254,610,806	—	—	254,610,806
Capital Markets	78,410,761	—	—	78,410,761
Chemicals	53,773,805	—	—	53,773,805
Diversified Financial Services	28,359,884	—	—	28,359,884
Energy Equipment & Services	47,116,512	—	—	47,116,512
Food & Staples Retailing	59,497,720	—	—	59,497,720
Food Products	42,672,430	—	—	42,672,430
Health Care Equipment & Supplies	46,176,564	—	—	46,176,564
Hotels, Restaurants & Leisure	146,415,121	—	—	146,415,121
Internet & Catalog Retail	194,648,411	—	—	194,648,411
Internet Software & Services	343,346,029	2,195,324	—	345,541,353
IT Services	185,176,005	—	—	185,176,005
Life Sciences Tools & Services	47,771,150	—	—	47,771,150
Media	112,957,568	—	—	112,957,568
Oil, Gas & Consumable Fuels	71,849,158	—	—	71,849,158
Pharmaceuticals	231,421,432	—	—	231,421,432
Real Estate Investment Trusts	31,927,660	—	—	31,927,660
Road & Rail	96,380,356	—	—	96,380,356
Semiconductors & Semiconductor Equipment	43,295,800	—	—	43,295,800
Software	244,837,563	—	—	244,837,563
Specialty Retail	114,236,332	47,366,698	—	161,603,030
Technology Hardware, Storage & Peripherals	180,295,575	—	—	180,295,575
Textiles, Apparel & Luxury Goods	122,880,901	—	—	122,880,901
Total Common Stocks	2,908,439,027	49,562,022	—	2,958,001,049
Total Short-Term Investment*	107,611,316	—	—	107,611,316
Total Investments	$3,016,050,343	$49,562,022	$—	$3,065,612,365

Collateral for securities loaned (Liability)	$—	$(107,611,316)	$—	$(107,611,316)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,065,612,365
Receivable for:
Investments sold	12,344,834
Fund shares sold	228,933
Dividends	2,741,831
Prepaid expenses	7,941

Total Assets	3,080,935,904
Liabilities
Due to custodian	4,197,688
Collateral for securities loaned	107,611,316
Payables for:
Fund shares redeemed	757,006
Accrued expenses:
Management fees	1,320,993
Distribution and service fees	196,010
Deferred trustees’ fees	125,906
Other expenses	184,184

Total Liabilities	114,393,103

Net Assets	$2,966,542,801

Net assets consist of:
Paid in surplus	$1,610,587,834
Undistributed net investment income	5,332,063
Accumulated net realized gain	436,963,628
Unrealized appreciation on investments and foreign currency transactions	913,659,276

Net Assets	$2,966,542,801

Net Assets
Class A	$2,047,489,834
Class B	907,066,035
Class E	11,986,932
Capital Shares Outstanding*
Class A	126,161,619
Class B	56,515,815
Class E	742,049
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.23
Class B	16.05
Class E	16.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,151,944,517.
(b)	Includes securities loaned at value of $119,200,006.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$24,142,029
Securities lending income	670,156

Total investment income	24,812,185
Expenses
Management fees	18,439,307
Administration fees	71,778
Custodian and accounting fees	288,810
Distribution and service fees—Class B	2,338,919
Distribution and service fees—Class E	18,453
Audit and tax services	47,952
Legal	30,013
Trustees’ fees and expenses	38,295
Shareholder reporting	164,636
Insurance	19,120
Miscellaneous	25,115

Total expenses	21,482,398
Less management fee waiver	(2,335,717)
Less broker commission recapture	(93,014)

Net expenses	19,053,667

Net Investment Income	5,758,518

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	438,292,487
Foreign currency transactions	(29,519)

Net realized gain	438,262,968

Net change in unrealized depreciation on:
Investments	(181,679,269)
Foreign currency transactions	(12,696)

Net change in unrealized depreciation	(181,691,965)

Net realized and unrealized gain	256,571,003

Net Increase in Net Assets From Operations	$262,329,521

(a)	Net of foreign withholding taxes of $463,320.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,758,518	$6,531,088
Net realized gain	438,262,968	242,226,735
Net change in unrealized appreciation (depreciation)	(181,691,965)	661,110,220

Increase in net assets from operations	262,329,521	909,868,043

From Distributions to Shareholders
Net investment income
Class A	(5,936,824)	(8,081,431)
Class B	(296,189)	(1,843,777)
Class E	(14,912)	(34,556)
Net realized capital gains
Class A	(120,715,426)	(19,836,239)
Class B	(50,589,027)	(8,889,638)
Class E	(670,256)	(126,083)

Total distributions	(178,222,634)	(38,811,724)

Decrease in net assets from capital share transactions	(438,747,525)	(110,487,570)

Total increase (decrease) in net assets	(354,640,638)	760,568,749

Net Assets
Beginning of period	3,321,183,439	2,560,614,690

End of period	$2,966,542,801	$3,321,183,439

Undistributed net investment income
End of period	$5,332,063	$5,944,003

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,320,463	$50,121,269	24,269,288	$331,339,004
Reinvestments	8,906,628	126,652,250	2,324,536	27,917,670
Redemptions	(33,440,544)	(516,618,578)	(28,011,394)	(369,171,740)

Net decrease	(21,213,453)	$(339,845,059)	(1,417,570)	$(9,915,066)

Class B
Sales	3,944,009	$59,629,111	3,132,463	$40,981,221
Shares issued through acquisition	0	0	5,250,311	64,841,343
Reinvestments	3,614,007	50,885,216	901,968	10,733,415
Redemptions	(13,416,857)	(208,561,548)	(16,188,001)	(214,267,119)

Net decrease	(5,858,841)	$(98,047,221)	(6,903,259)	$(97,711,140)

Class E
Sales	88,476	$1,389,901	44,641	$609,299
Reinvestments	48,353	685,168	13,431	160,639
Redemptions	(187,879)	(2,930,314)	(274,458)	(3,631,302)

Net decrease	(51,050)	$(855,245)	(216,386)	$(2,861,364)

Decrease derived from capital shares transactions		$(438,747,525)		$(110,487,570)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$15.82	$11.73	$12.14		$12.11	$10.91

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.04	0.07		0.03	0.04
Net realized and unrealized gain on investments	1.26	4.25	1.88		0.03	1.23

Total from investment operations	1.30	4.29	1.95		0.06	1.27

Less Distributions
Distributions from net investment income	(0.04)	(0.06)	(0.03)		(0.03)	(0.07)
Distributions from net realized capital gains	(0.85)	(0.14)	(2.33)		0.00	0.00

Total distributions	(0.89)	(0.20)	(2.36)		(0.03)	(0.07)

Net Asset Value, End of Period	$16.23	$15.82	$11.73		$12.14	$12.11

Total Return (%) (b)	9.06	37.00	15.78		0.51	11.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.64		0.64	0.64
Net ratio of expenses to average net assets (%) (c)	0.54	0.55	0.57		0.57	0.59
Ratio of net investment income to average net assets (%)	0.26	0.31	0.58		0.22	0.35
Portfolio turnover rate (%)	25	36	41		47	66
Net assets, end of period (in millions)	$2,047.5	$2,332.0	$1,744.7		$997.2	$1,852.8

	Class B
	Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Period	$15.66	$11.61	$12.03		$12.01	$10.83

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (d)	0.01	0.03		0.00 (d)	0.01
Net realized and unrealized gain on investments	1.25	4.21	1.88		0.03	1.21

Total from investment operations	1.25	4.22	1.91		0.03	1.22

Less Distributions
Distributions from net investment income	(0.01)	(0.03)	(0.00	)(e)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.85)	(0.14)	(2.33)		0.00	0.00

Total distributions	(0.86)	(0.17)	(2.33)		(0.01)	(0.04)

Net Asset Value, End of Period	$16.05	$15.66	$11.61		$12.03	$12.01

Total Return (%) (b)	8.74	36.73	15.56		0.22	11.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.89		0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.79	0.80	0.82		0.82	0.84
Ratio of net investment income to average net assets (%)	0.01	0.06	0.30		0.02	0.10
Portfolio turnover rate (%)	25	36	41		47	66
Net assets, end of period (in millions)	$907.1	$976.7	$804.2		$429.9	$425.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.75	$11.67	$12.09	$12.07	$10.88

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.02	0.04	0.01	0.02
Net realized and unrealized gain on investments	1.25	4.24	1.88	0.03	1.22

Total from investment operations	1.27	4.26	1.92	0.04	1.24

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	(0.01)	(0.02)	(0.05)
Distributions from net realized capital gains	(0.85)	(0.14)	(2.33)	0.00	0.00

Total distributions	(0.87)	(0.18)	(2.34)	(0.02)	(0.05)

Net Asset Value, End of Period	$16.15	$15.75	$11.67	$12.09	$12.07

Total Return (%) (b)	8.86	36.90	15.58	0.31	11.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.79	0.79	0.79
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.72	0.72	0.74
Ratio of net investment income to average net assets (%)	0.11	0.16	0.38	0.12	0.21
Portfolio turnover rate (%)	25	36	41	47	66
Net assets, end of period (in millions)	$12.0	$12.5	$11.8	$8.9	$10.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$768,892,635	$0	$1,387,281,391

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $31,733,419 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$18,439,307	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$6,247,925	$9,959,764	$171,974,709	$28,851,960	$178,222,634	$38,811,724

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,090,976	$435,464,157	$912,525,741	$—	$1,356,080,874

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,857,306,830, $819,988,734 and $11,676,860, respectively, acquired all of the assets and liabilities of Jennison Large Cap Equity Portfolio of the Met Investors Series Trust (“Jennison Large Cap Equity”).

The acquisition was accomplished by a tax-free exchange of 5,250,311 Class B shares of the Portfolio (valued at $64,841,343) for 467,420,337 Class B shares of Jennison Large Cap Equity. Each shareholder of Jennison Large Cap Equity received Class B shares of the Portfolio at the Portfolio’s Class B NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Jennison Large Cap Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Jennison Large Cap Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Jennison Large Cap Equity’s net assets on April 26, 2013, were $64,841,343 for Class B shares, including investments valued at $64,401,707 with a cost basis of $57,348,966. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Jennison Large Cap Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,753,813,767, which included $7,052,741 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$6,562,470	(a)
Net realized and unrealized gain on investments	908,460,659	(b)

Net increase in net assets from operations	$915,023,129

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Jennison Large Cap Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$6,531,088 net investment income as reported December 31, 2013, minus $30,183 from Jennison Large Cap Equity pre-merger net investment loss plus $24,296 in lower advisory fees, plus $37,269 of pro-forma eliminated other expenses.
(b)	$1,095,351,241 unrealized appreciation as reported December 31, 2013, minus $430,673,341 pro-forma December 31, 2012 unrealized appreciation, plus $242,226,735 net realized gain as reported December 31, 2013, plus $1,556,024 in net realized gain from Jennison Large Cap Equity pre-merger.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Growth Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-20

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-21

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-22

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Jennison Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 3.76%, 3.50%, and 3.60%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 4.89%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks finished 2014 near all-time highs, with total returns of 13.7% for the large cap S&P 500 Index and 4.9% for the small cap Russell 2000 Index. Large cap equities maintained a performance advantage throughout the year, despite a strong rally in small caps during the fourth quarter. While the U.S. economy continued to improve following a dismal first part of 2014, the same cannot be said for most other global economies—or their equity markets. The challenges are evident in the MSCI All Country World Index (which is nearly 52% weighted in U.S. stocks). Given strong U.S. performance, the overall annual return of 4.7% is a disappointment, reflecting lower-than-expected economic growth outside the U.S., pressure on certain commodity-sensitive equity markets and, perhaps most importantly, the double-digit appreciation of the U.S. dollar versus most major currencies. Within the U.S. market, Health Care, Technology, Consumer Staples and Financials all performed well in 2014, consistent with the broadening economic recovery and rising employment. As interest rates moved lower in 2014, Utilities stocks took top-performance honors with a powerful gain of nearly 30%. While large cap growth and value stocks delivered similar returns for the year, small cap growth stocks outperformed small value stocks in 2014. Although small cap value benchmarks were helped by larger weightings in real estate investment trusts (REITs) and Utilities, this was more than offset by a significantly higher Health Care weighting in the growth stock indices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio modestly underperformed its benchmark, the Russell 2000 Index, over the last year. During the period, stock selection was neutral with sector allocation (most notably in the Industrials sector) detracting from the results. Relative to our benchmark, the Health Care sector had the greatest negative impact to the Portfolio, followed by the Information Technology (“IT”) sector. Negative stock selection was evident in both sectors. Offsetting those two sectors was positive stock selection in the Energy and Consumer Discretionary sectors.

DXP Enterprises, Parker Drilling, and Oasis Petroleum all detracted from the Portfolio’s performance. DXP Enterprises is an industrial distributor that missed consensus estimates by a large margin during the second quarter. We had reduced the Portfolio’s position in DXP Enterprises, which was up 46% during the fourth quarter of 2013, into price strength on January 2, 2014. The Portfolio added to its position during the second quarter of 2014, and during the fourth quarter reduced the position size ahead of what may be mixed news and to manage overall energy infrastructure exposure. Parker Drilling, an onshore and offshore provider of rental tools and drilling services, underperformed the energy sector due to the dramatic decline in oil prices and reduced expectations for future drilling activity. Oasis Petroleum is an independent exploration and production company focused on developing oil and natural gas resources. As commodity prices declined during the year, companies with revenues tied to those prices also declined significantly. Oasis Petroleum was sold during the fourth quarter.

Exact Sciences, Receptos, and XPO Logistics were the largest contributors to the Portfolio’s performance. Exact Sciences develops a non-invasive molecular screening test for colorectal cancer. Shares were up amidst speculation that favorable Medicare pricing would be imminent, and the Portfolio eliminated the position into the price strength. Biotechnology company Receptos was up after positive data from its ulcerative colitis drug was announced. XPO Logistics is a provider of transportation logistics services in North America. In our view, XPO has an attractive business model that should support above-peer growth for the foreseeable future. During the year, the company reported better-than-expected earnings and announced some sizable acquisitions.

Some additions to the Portfolio during the period included Anacor Pharmaceuticals, Diodes, KLX, and TreeHouse Foods. Anacor Pharmaceuticals is a specialty pharmaceutical company that develops first-in-class drugs to target various inflammatory skin diseases. The stock was bought in anticipation of the third quarter launch of the company’s atopic dermatitis drug. Diodes is a manufacturer of semiconductors. They supply discrete, logic and analog semiconductor devices to consumers in the electronics, computing, industrial, communications and automotive industries. While many competitors have de-emphasized the discrete and standard analog segments due to the lower gross margin potential, Diodes has gained share and has established a business model utilizing innovative and cost-effective packaging technology suited for high volume applications. The company has a strong track record of making acquisitions, with synergies realized via incorporating its packaging expertise and increasing manufacturing utilization. KLX is a recent spin-off from B/E Aerospace. KLX is a leading distributor of fasteners and consumables to the aerospace industry. In recent years, the company has acquired several companies providing services and logistics for the remote oil and gas drilling industries. Both segments report high margins and strong cash flows. Sentiment is currently quite negative toward suppliers to the energy infrastructure industry, compounding upon the natural weakness in KLX shares that may be related to the spinoff from B/E Aerospace. It is notable that highly regarded top management from B/E is moving to the smaller spinoff company. While news flow may be mixed over the near term as the impact of lower oil prices works its way through the energy end-market, valuation seems attractive. TreeHouse Foods is a leading producer of private label packaged food products in the U.S. and Canada. We are attracted to the secular theme of private label penetration increasing steadily, augmented by the company’s demonstrated ability to acquire and integrate companies. Its two most recent acquisitions are

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

hyper-growers and should boost the total growth profile of the business while diversifying them into faster-growing categories like healthy snacking.

We also eliminated securities on diminished fundamental prospects while positions in some holdings were reduced on price appreciation following acquisition announcements or on price strength. While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are a consideration in our investment process, and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook.

Sector weight changes during the one year period ending December 31, 2014 were modest, resulting in minor changes to Portfolio positioning. As a result of individual stock selection, our weight to the Industrials and Energy sectors were reduced by 2.7% and 1.5%, respectively, and our weights to the Financials and IT sectors were increased by 1.4% and 1.2%, respectively. Cash reserves held for transactional purposes declined by 1.0%.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	3.76	16.55	9.63
Class B	3.50	16.26	9.35
Class E	3.60	16.37	9.46
Russell 2000 Index	4.89	15.55	7.77

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.1
Pinnacle Financial Partners, Inc.	0.9
Helix Energy Solutions Group, Inc.	0.9
MarketAxess Holdings, Inc.	0.8
Littelfuse, Inc.	0.8
Semtech Corp.	0.8
Signature Bank	0.8
HCC Insurance Holdings, Inc.	0.8
RBC Bearings, Inc.	0.8
CubeSmart	0.8

Top Sectors

% of Net Assets
Financials	21.9
Information Technology	19.1
Industrials	18.7
Consumer Discretionary	16.3
Health Care	10.7
Materials	3.6
Energy	3.4
Utilities	2.3
Consumer Staples	2.0

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.88%	$1,000.00	$1,013.80	$4.47
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class B(a)	Actual	1.13%	$1,000.00	$1,012.50	$5.73
	Hypothetical*	1.13%	$1,000.00	$1,019.51	$5.75

Class E(a)	Actual	1.03%	$1,000.00	$1,013.00	$5.23
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Exelis, Inc.	79,539	$1,394,318
Hexcel Corp. (a)	34,624	1,436,550
KLX, Inc. (a)	17,608	726,330
Vectrus, Inc. (a)	23,470	643,078

		4,200,276

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a) (b)	62,390	2,550,503

Airlines—0.3%
Spirit Airlines, Inc. (a)	20,961	1,584,232

Auto Components—1.2%
Dana Holding Corp.	92,833	2,018,189
Fox Factory Holding Corp. (a)	112,076	1,818,994
Remy International, Inc. (b)	65,459	1,369,402
Tenneco, Inc. (a)	13,866	784,954

		5,991,539

Banks—9.6%
BancorpSouth, Inc.	117,513	2,645,218
Bank of the Ozarks, Inc. (b)	59,810	2,267,995
Boston Private Financial Holdings, Inc.	104,420	1,406,537
Cathay General Bancorp	132,581	3,392,748
City National Corp.	36,180	2,923,706
CVB Financial Corp. (b)	129,106	2,068,278
First Financial Bancorp	126,493	2,351,505
First Financial Bankshares, Inc. (b)	50,042	1,495,255
Iberiabank Corp.	33,100	2,146,535
PacWest Bancorp	72,443	3,293,259
Pinnacle Financial Partners, Inc.	104,734	4,141,182
Popular, Inc. (a)	54,000	1,838,700
PrivateBancorp, Inc.	63,260	2,112,884
Prosperity Bancshares, Inc. (b)	49,002	2,712,751
Signature Bank (a)	29,196	3,677,528
Talmer Bancorp, Inc. - Class A	141,792	1,990,760
Texas Capital Bancshares, Inc. (a)	38,371	2,084,696
TriState Capital Holdings, Inc. (a)	80,906	828,478
Wintrust Financial Corp.	61,820	2,890,703

		46,268,718

Biotechnology—2.5%
Acceleron Pharma, Inc. (a) (b)	32,119	1,251,356
Acorda Therapeutics, Inc. (a)	40,826	1,668,559
Anacor Pharmaceuticals, Inc. (a)	40,075	1,292,419
Chimerix, Inc. (a) (b)	30,823	1,240,934
Emergent Biosolutions, Inc. (a) (b)	70,989	1,933,030
Neurocrine Biosciences, Inc. (a) (b)	39,990	893,377
PTC Therapeutics, Inc. (a) (b)	22,180	1,148,258
Receptos, Inc. (a)	10,100	1,237,351
TESARO, Inc. (a) (b)	37,956	1,411,584

		12,076,868

Building Products—1.7%
Apogee Enterprises, Inc.	39,117	1,657,388
Armstrong World Industries, Inc. (a)	35,535	1,816,549

Building Products—(Continued)
Masonite International Corp. (a)	33,126	2,035,924
NCI Building Systems, Inc. (a)	72,946	1,350,960
Trex Co., Inc. (a) (b)	36,290	1,545,228

		8,406,049

Capital Markets—1.9%
Artisan Partners Asset Management, Inc. - Class A	31,775	1,605,591
Hercules Technology Growth Capital, Inc. (b)	122,023	1,815,702
HFF, Inc. - Class A	49,684	1,784,649
Safeguard Scientifics, Inc. (a) (b)	43,441	861,001
Stifel Financial Corp. (a)	56,327	2,873,803

		8,940,746

Chemicals—1.5%
Cabot Corp.	44,594	1,955,893
Flotek Industries, Inc. (a) (b)	54,736	1,025,205
Minerals Technologies, Inc.	36,581	2,540,551
Tronox, Ltd. - Class A	67,155	1,603,661

		7,125,310

Commercial Services & Supplies—2.8%
Healthcare Services Group, Inc. (b)	59,907	1,852,923
KAR Auction Services, Inc.	86,743	3,005,645
Knoll, Inc.	76,951	1,629,053
McGrath RentCorp	34,930	1,252,590
Rollins, Inc.	37,548	1,242,839
Viad Corp.	57,099	1,522,259
Waste Connections, Inc.	32,277	1,419,865
West Corp.	50,764	1,675,212

		13,600,386

Communications Equipment—0.6%
Calix, Inc. (a)	165,893	1,662,248
Ciena Corp. (a) (b)	66,152	1,284,010

		2,946,258

Construction & Engineering—0.8%
MYR Group, Inc. (a)	68,157	1,867,502
Primoris Services Corp.	94,005	2,184,676

		4,052,178

Consumer Finance—0.6%
Credit Acceptance Corp. (a)	6,625	903,716
Encore Capital Group, Inc. (a) (b)	41,202	1,829,369

		2,733,085

Distributors—0.8%
Core-Mark Holding Co., Inc.	35,474	2,196,905
Pool Corp.	27,131	1,721,191

		3,918,096

Diversified Consumer Services—1.4%
Bright Horizons Family Solutions, Inc. (a)	53,855	2,531,723
DeVry Education Group, Inc.	33,890	1,608,758

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Grand Canyon Education, Inc. (a)	24,089	$1,123,993
Nord Anglia Education, Inc. (a) (b)	89,973	1,716,685

		6,981,159

Diversified Financial Services—1.3%
FNFV Group (a)	170,746	2,687,542
MarketAxess Holdings, Inc.	52,354	3,754,305

		6,441,847

Electric Utilities—1.5%
ALLETE, Inc.	60,842	3,354,828
ITC Holdings Corp.	21,890	885,013
UIL Holdings Corp. (b)	69,173	3,011,792

		7,251,633

Electrical Equipment—1.4%
AZZ, Inc.	15,975	749,547
Babcock & Wilcox Co. (The)	72,934	2,209,900
EnerSys (b)	37,817	2,334,065
Thermon Group Holdings, Inc. (a)	52,898	1,279,603

		6,573,115

Electronic Equipment, Instruments & Components—4.2%
Belden, Inc. (b)	37,769	2,976,575
Checkpoint Systems, Inc. (a)	90,089	1,236,922
FARO Technologies, Inc. (a)	16,368	1,025,946
FEI Co.	20,864	1,885,062
IPG Photonics Corp. (a) (b)	25,444	1,906,265
Littelfuse, Inc.	38,569	3,728,465
Methode Electronics, Inc.	45,537	1,662,556
Rogers Corp. (a)	40,620	3,308,093
Vishay Intertechnology, Inc. (b)	169,189	2,394,024

		20,123,908

Energy Equipment & Services—2.2%
Bristow Group, Inc. (b)	34,488	2,268,966
Dril-Quip, Inc. (a)	15,866	1,217,398
Forum Energy Technologies, Inc. (a)	47,494	984,551
Helix Energy Solutions Group, Inc. (a)	190,695	4,138,081
Parker Drilling Co. (a)	337,922	1,037,421
RigNet, Inc. (a)	22,950	941,638

		10,588,055

Food & Staples Retailing—0.5%
SpartanNash Co.	97,655	2,552,702

Food Products—1.5%
Freshpet, Inc. (a) (b)	78,562	1,340,268
J&J Snack Foods Corp.	6,991	760,411
Post Holdings, Inc. (a) (b)	71,683	3,002,801
TreeHouse Foods, Inc. (a) (b)	23,960	2,049,299

		7,152,779

Health Care Equipment & Supplies—3.6%
Cardiovascular Systems, Inc. (a)	48,415	1,456,323
Cynosure, Inc. - Class A (a)	98,873	2,711,098
Insulet Corp. (a)	36,537	1,682,894
LDR Holding Corp. (a)	44,171	1,447,925
Novadaq Technologies, Inc. (a) (b)	99,927	1,660,787
Quidel Corp. (a)	52,651	1,522,667
Spectranetics Corp. (The) (a) (b)	83,470	2,886,393
SurModics, Inc. (a)	42,270	934,167
Teleflex, Inc. (b)	17,290	1,985,238
Wright Medical Group, Inc. (a)	48,630	1,306,688

		17,594,180

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a) (b)	42,922	2,627,256
Amsurg Corp. (a)	37,010	2,025,557
Bio-Reference Labs, Inc. (a) (b)	41,966	1,348,368
BioScrip, Inc. (a) (b)	209,985	1,467,795
ExamWorks Group, Inc. (a) (b)	46,867	1,949,198
Magellan Health, Inc. (a)	31,732	1,904,872
Team Health Holdings, Inc. (a)	34,452	1,982,024
WellCare Health Plans, Inc. (a)	16,551	1,358,175

		14,663,245

Health Care Technology—0.6%
HMS Holdings Corp. (a) (b)	87,898	1,858,164
MedAssets, Inc. (a)	56,955	1,125,431

		2,983,595

Hotels, Restaurants & Leisure—3.8%
Churchill Downs, Inc.	33,781	3,219,329
Cracker Barrel Old Country Store, Inc. (b)	10,573	1,488,255
Diamond Resorts International, Inc. (a) (b)	97,115	2,709,508
Marriott Vacations Worldwide Corp.	45,714	3,407,522
Popeyes Louisiana Kitchen, Inc. (a)	40,622	2,285,800
Six Flags Entertainment Corp. (b)	62,966	2,716,983
Vail Resorts, Inc.	25,820	2,352,977

		18,180,374

Household Durables—1.1%
Jarden Corp. (a)	54,533	2,611,040
La-Z-Boy, Inc.	36,054	967,690
Libbey, Inc. (a)	55,496	1,744,794

		5,323,524

Industrial Conglomerates—0.4%
Raven Industries, Inc. (b)	73,559	1,838,975

Insurance—2.3%
Employers Holdings, Inc.	114,738	2,697,490
HCC Insurance Holdings, Inc.	68,370	3,659,162
ProAssurance Corp.	45,299	2,045,250
Reinsurance Group of America, Inc.	27,885	2,443,284

		10,845,186

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.1%
HSN, Inc.	31,016	$2,357,216
Lands’ End, Inc. (a) (b)	28,341	1,529,280
Liberty Ventures - Series A (a)	32,340	1,219,865

		5,106,361

Internet Software & Services—3.3%
comScore, Inc. (a)	40,901	1,899,034
CoStar Group, Inc. (a)	10,244	1,881,106
Criteo S.A. (ADR) (a)	30,059	1,214,985
Dealertrack Technologies, Inc. (a) (b)	46,545	2,062,409
Demandware, Inc. (a) (b)	22,896	1,317,436
Endurance International Group Holdings, Inc. (a) (b)	75,296	1,387,705
Envestnet, Inc. (a)	34,258	1,683,438
Everyday Health, Inc. (a)	99,755	1,471,386
HomeAway, Inc. (a)	49,490	1,473,812
Perficient, Inc. (a)	84,986	1,583,289

		15,974,600

IT Services—3.7%
Cardtronics, Inc. (a)	44,223	1,706,123
Convergys Corp. (b)	107,588	2,191,568
CSG Systems International, Inc.	65,808	1,649,807
DST Systems, Inc.	22,863	2,152,551
Euronet Worldwide, Inc. (a)	97,995	5,379,926
InterXion Holding NV (a)	67,937	1,857,398
WEX, Inc. (a)	29,644	2,932,384

		17,869,757

Life Sciences Tools & Services—0.3%
Cambrex Corp. (a)	69,549	1,503,649

Machinery—4.1%
Alamo Group, Inc.	18,612	901,565
Albany International Corp. - Class A	51,129	1,942,391
Altra Industrial Motion Corp.	86,464	2,454,713
John Bean Technologies Corp.	105,577	3,469,260
Middleby Corp. (The) (a)	18,994	1,882,305
Proto Labs, Inc. (a) (b)	22,154	1,487,863
RBC Bearings, Inc.	56,684	3,657,818
Trimas Corp. (a)	67,251	2,104,284
Wabtec Corp.	23,528	2,044,348

		19,944,547

Marine—0.3%
Kirby Corp. (a)	19,349	1,562,238

Media—3.1%
Carmike Cinemas, Inc. (a)	73,550	1,932,158
EW Scripps Co. (The) - Class A (a) (b)	100,965	2,256,568
IMAX Corp. (a)	38,893	1,201,794
John Wiley & Sons, Inc. - Class A	40,041	2,372,029
Journal Communications, Inc. - Class A (a)	55,555	634,993
National CineMedia, Inc. (b)	124,286	1,785,990
New Media Investment Group, Inc.	107,473	2,539,587
Time, Inc. (b)	86,352	2,125,123

		14,848,242

Metals & Mining—1.9%
Globe Specialty Metals, Inc.	80,681	1,390,134
Haynes International, Inc.	42,162	2,044,857
Horsehead Holding Corp. (a) (b)	120,962	1,914,828
RTI International Metals, Inc. (a)	62,142	1,569,707
SunCoke Energy, Inc.	105,208	2,034,723

		8,954,249

Multi-Utilities—0.6%
NorthWestern Corp.	54,849	3,103,356

Oil, Gas & Consumable Fuels—1.2%
Clayton Williams Energy, Inc. (a)	12,001	765,664
Diamondback Energy, Inc. (a)	27,482	1,642,874
PDC Energy, Inc. (a)	40,493	1,671,146
QEP Resources, Inc.	74,191	1,500,142

		5,579,826

Paper & Forest Products—0.3%
PH Glatfelter Co.	52,982	1,354,750

Pharmaceuticals—0.6%
Akorn, Inc. (a) (b)	38,343	1,388,017
Impax Laboratories, Inc. (a)	43,094	1,365,218

		2,753,235

Professional Services—2.9%
Corporate Executive Board Co. (The)	22,015	1,596,748
FTI Consulting, Inc. (a)	47,079	1,818,662
Huron Consulting Group, Inc. (a)	26,992	1,845,983
Insperity, Inc.	29,383	995,790
On Assignment, Inc. (a)	40,031	1,328,629
RPX Corp. (a)	123,018	1,695,188
TriNet Group, Inc. (a)	50,393	1,576,293
WageWorks, Inc. (a) (b)	46,450	2,999,276

		13,856,569

Real Estate Investment Trusts—5.7%
American Campus Communities, Inc.	55,813	2,308,426
BioMed Realty Trust, Inc.	122,885	2,646,943
CubeSmart	164,717	3,635,304
Hersha Hospitality Trust	302,517	2,126,694
Home Properties, Inc.	25,191	1,652,529
Mid-America Apartment Communities, Inc.	32,704	2,442,335
National Retail Properties, Inc.	42,345	1,667,123
Omega Healthcare Investors, Inc.	48,587	1,898,294
Potlatch Corp.	54,794	2,294,225
Retail Opportunity Investments Corp.	194,735	3,269,600
Sabra Health Care REIT, Inc.	28,359	861,263
Sovran Self Storage, Inc.	32,899	2,869,451

		27,672,187

Road & Rail—1.5%
Avis Budget Group, Inc. (a)	22,108	1,466,424
Genesee & Wyoming, Inc. - Class A (a)	37,238	3,348,441
Old Dominion Freight Line, Inc. (a)	28,758	2,232,771

		7,047,636

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—3.5%
Cavium, Inc. (a) (b)	37,322	$2,307,246
Diodes, Inc. (a)	40,969	1,129,515
Intersil Corp. - Class A	114,245	1,653,125
MKS Instruments, Inc.	46,685	1,708,671
Monolithic Power Systems, Inc.	42,976	2,137,626
Semtech Corp. (a)	134,332	3,703,533
Silicon Laboratories, Inc. (a)	39,149	1,864,276
Teradyne, Inc. (b)	116,453	2,304,605

		16,808,597

Software—3.8%
Aspen Technology, Inc. (a)	48,168	1,686,843
Ellie Mae, Inc. (a)	34,753	1,401,241
FleetMatics Group plc (a) (b)	55,972	1,986,446
Guidewire Software, Inc. (a) (b)	56,035	2,837,052
Monotype Imaging Holdings, Inc.	26,144	753,732
Proofpoint, Inc. (a) (b)	44,589	2,150,527
SS&C Technologies Holdings, Inc.	10,673	624,264
Synchronoss Technologies, Inc. (a) (b)	44,097	1,845,900
Ultimate Software Group, Inc. (The) (a) (b)	16,705	2,452,545
Verint Systems, Inc. (a)	43,631	2,542,815

		18,281,365

Specialty Retail—2.5%
Asbury Automotive Group, Inc. (a)	29,292	2,223,849
Barnes & Noble, Inc. (a) (b)	68,614	1,593,217
Christopher & Banks Corp. (a)	125,546	716,868
Genesco, Inc. (a)	38,244	2,930,255
MarineMax, Inc. (a)	115,338	2,312,527
Restoration Hardware Holdings, Inc. (a) (b)	16,382	1,572,836
Sally Beauty Holdings, Inc. (a)	29,695	912,824

		12,262,376

Textiles, Apparel & Luxury Goods—1.3%
Deckers Outdoor Corp. (a) (b)	20,617	1,876,972
Oxford Industries, Inc.	29,475	1,627,315
Tumi Holdings, Inc. (a) (b)	72,645	1,723,866
Vince Holding Corp. (a) (b)	32,223	842,309

		6,070,462

Thrifts & Mortgage Finance—0.6%
Capitol Federal Financial, Inc.	93,829	1,199,135
Essent Group, Ltd. (a)	25,306	650,617
Federal Agricultural Mortgage Corp. - Class C	33,757	1,024,187

		2,873,939

Trading Companies & Distributors—0.8%
DXP Enterprises, Inc. (a)	19,245	972,450
H&E Equipment Services, Inc.	37,329	1,048,572
Rush Enterprises, Inc. - Class A (a)	50,123	1,606,442

		3,627,464

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.3%
Macquarie Infrastructure Co. LLC	21,938	1,559,572

Water Utilities—0.1%
Middlesex Water Co.	26,350	607,631

Total Common Stocks (Cost $334,751,518)		472,711,129

Short-Term Investments—20.5%

Mutual Fund—18.4%
State Street Navigator Securities Lending MET Portfolio (c)	88,916,115	88,916,115

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $10,220,824 on 01/02/15, collateralized by $10,575,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $10,427,331.	10,220,824	10,220,824

Total Short-Term Investments (Cost $99,136,939)		99,136,939

Total Investments—118.5% (Cost $433,888,457) (d)		571,848,068
Other assets and liabilities (net)—(18.5)%		(89,359,710)

Net Assets—100.0%		$482,488,358

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $90,542,089 and the collateral received consisted of cash in the amount of $88,916,115 and non-cash collateral with a value of $4,158,276. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $433,718,732. The aggregate unrealized appreciation and depreciation of investments were $144,133,951 and $(6,004,615), respectively, resulting in net unrealized appreciation of $138,129,336 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$472,711,129	$—	$—	$472,711,129
Short-Term Investments
Mutual Fund	88,916,115	—	—	88,916,115
Repurchase Agreement	—	10,220,824	—	10,220,824
Total Short-Term Investments	88,916,115	10,220,824	—	99,136,939
Total Investments	$561,627,244	$10,220,824	$—	$571,848,068

Collateral for securities loaned (Liability)	$—	$(88,916,115)	$—	$(88,916,115)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$571,848,068
Receivable for:
Investments sold	1,035,864
Fund shares sold	68,849
Dividends	479,268
Prepaid expenses	1,236

Total Assets	573,433,285
Liabilities
Collateral for securities loaned	88,916,115
Payables for:
Investments purchased	1,097,622
Fund shares redeemed	410,458
Accrued expenses:
Management fees	333,640
Distribution and service fees	42,111
Deferred trustees’ fees	63,482
Other expenses	81,499

Total Liabilities	90,944,927

Net Assets	$482,488,358

Net assets consist of:
Paid in surplus	$283,700,943
Undistributed net investment income	563,235
Accumulated net realized gain	60,264,569
Unrealized appreciation on investments	137,959,611

Net Assets	$482,488,358

Net Assets
Class A	$269,078,524
Class B	179,542,242
Class E	33,867,592
Capital Shares Outstanding*
Class A	927,462
Class B	641,037
Class E	119,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$290.12
Class B	280.08
Class E	284.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $433,888,457.
(b)	Includes securities loaned at value of $90,542,089.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$5,364,009
Securities lending income	434,960

Total investment income	5,798,969
Expenses
Management fees	4,389,395
Administration fees	11,901
Custodian and accounting fees	61,503
Distribution and service fees—Class B	453,358
Distribution and service fees—Class E	53,248
Audit and tax services	39,404
Legal	30,014
Trustees’ fees and expenses	40,690
Shareholder reporting	91,022
Insurance	2,928
Miscellaneous	10,662

Total expenses	5,184,125
Less management fee waiver	(386,458)
Less broker commission recapture	(26,796)

Net expenses	4,770,871

Net Investment Income	1,028,098

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	59,991,691

Net change in unrealized depreciation on investments	(44,243,116)

Net realized and unrealized gain	15,748,575

Net Increase in Net Assets From Operations	$16,776,673

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,028,098	$373,147
Net realized gain	59,991,691	64,835,389
Net change in unrealized appreciation (depreciation)	(44,243,116)	91,746,038

Increase in net assets from operations	16,776,673	156,954,574

From Distributions to Shareholders
Net investment income
Class A	(119,998)	(1,108,880)
Class B	0	(391,616)
Class E	0	(114,151)
Net realized capital gains
Class A	(35,667,812)	(18,804,683)
Class B	(24,560,228)	(12,961,708)
Class E	(4,813,535)	(2,795,689)

Total distributions	(65,161,573)	(36,176,727)

Increase (decrease) in net assets from capital share transactions	16,564,150	(13,242,863)

Total increase (decrease) in net assets	(31,820,750)	107,534,984

Net Assets
Beginning of period	514,309,108	406,774,124

End of period	$482,488,358	$514,309,108

Undistributed (distributions in excess of) net investment income
End of period	$563,235	$(17,991)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	24,937	$7,323,678	43,599	$12,263,636
Reinvestments	132,764	35,787,810	81,068	19,913,563
Redemptions	(116,622)	(33,796,624)	(126,915)	(35,702,694)

Net increase (decrease)	41,079	$9,314,864	(2,248)	$(3,525,495)

Class B
Sales	40,402	$11,422,028	51,845	$14,548,502
Reinvestments	94,213	24,560,228	55,844	13,353,324
Redemptions	(99,888)	(28,029,609)	(121,124)	(33,321,684)

Net increase (decrease)	34,727	$7,952,647	(13,435)	$(5,419,858)

Class E
Sales	6,449	$1,822,076	8,871	$2,471,043
Reinvestments	18,216	4,813,535	12,039	2,909,840
Redemptions	(26,184)	(7,338,972)	(34,655)	(9,678,393)

Net decrease	(1,519)	$(703,361)	(13,745)	$(4,297,510)

Increase (decrease) derived from capital shares transactions		$16,564,150		$(13,242,863)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$322.61	$250.37	$224.06	$222.98	$175.00

Income (Loss) from Investment Operations
Net investment income (a)	0.91	0.53	1.56	0.13	0.43
Net realized and unrealized gain on investments	8.06	94.94	30.73	1.20	47.73

Total from investment operations	8.97	95.47	32.29	1.33	48.16

Less Distributions
Distributions from net investment income	(0.14)	(1.29)	0.00	(0.25)	(0.18)
Distributions from net realized capital gains	(41.32)	(21.94)	(5.98)	0.00	0.00

Total distributions	(41.46)	(23.23)	(5.98)	(0.25)	(0.18)

Net Asset Value, End of Period	$290.12	$322.61	$250.37	$224.06	$222.98

Total Return (%) (b)	3.76	41.04	14.55	0.59	27.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.95	0.97	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.89	0.91	0.91
Ratio of net investment income to average net assets (%)	0.31	0.19	0.65	0.06	0.23
Portfolio turnover rate (%)	35	36	38	49	61
Net assets, end of period (in millions)	$269.1	$286.0	$222.5	$219.9	$244.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$313.49	$243.89	$218.94	$218.20	$171.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	(0.18)	0.96	(0.41)	(0.02)
Net realized and unrealized gain on investments	7.73	92.38	29.97	1.15	46.69

Total from investment operations	7.91	92.20	30.93	0.74	46.67

Less Distributions
Distributions from net investment income	0.00	(0.66)	0.00	0.00	0.00
Distributions from net realized capital gains	(41.32)	(21.94)	(5.98)	0.00	0.00

Total distributions	(41.32)	(22.60)	(5.98)	0.00	0.00

Net Asset Value, End of Period	$280.08	$313.49	$243.89	$218.94	$218.20

Total Return (%) (b)	3.50	40.68	14.27	0.34	27.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.20	1.22	1.21	1.21
Net ratio of expenses to average net assets (%) (c)	1.13	1.13	1.14	1.16	1.16
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.07)	0.41	(0.19)	(0.01)
Portfolio turnover rate (%)	35	36	38	49	61
Net assets, end of period (in millions)	$179.5	$190.1	$151.2	$142.6	$141.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$317.10	$246.44	$220.96	$219.99	$172.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.46	0.09	1.18	(0.22)	0.14
Net realized and unrealized gain on investments	7.87	93.41	30.28	1.19	47.08

Total from investment operations	8.33	93.50	31.46	0.97	47.22

Less Distributions
Distributions from net investment income	0.00	(0.90)	0.00	0.00	0.00
Distributions from net realized capital gains	(41.32)	(21.94)	(5.98)	0.00	0.00

Total distributions	(41.32)	(22.84)	(5.98)	0.00	0.00

Net Asset Value, End of Period	$284.11	$317.10	$246.44	$220.96	$219.99

Total Return (%) (b)	3.60	40.83	14.38	0.44	27.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.10	1.12	1.11	1.11
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.04	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	0.16	0.03	0.50	(0.10)	0.08
Portfolio turnover rate (%)	35	36	38	49	61
Net assets, end of period (in millions)	$33.9	$38.3	$33.1	$33.9	$41.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments, distribution re-designations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $10,220,824, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$166,645,322	$0	$216,548,866

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$4,389,395	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$4,891,539	$1,614,646	$60,270,034	$34,562,081	$65,161,573	$36,176,727

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$626,718	$60,094,841	$138,129,336	$—	$198,850,895

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Small Cap Core Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-year period ended October 31, 2014 and outperformed its benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below its Expense Group median and Sub-advised Expense Universe median and above its Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 1.22%, 0.94%, and 1.05%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 5.60%.

MARKET ENVIRONMENT / CONDITIONS

Despite ultimately posting positive returns, 2014 was a trying year for the small and mid cap equity markets. The market headwinds included increased volatility (as measured by standard deviation), a severe rotation, and significant swings in performance driven by specific pockets of the market that were extremely difficult to keep pace with. While some of these trends were evident in other equity asset classes, they were particularly severe in the small cap segment; small caps lagged large caps by the widest margin since 1998. The Russell 2000 Index lagged the S&P 500 Index by almost 900 basis points for the year.

While growth outperformed value in the small cap asset class, growth managers struggled much more than their value counterparts to outperform their benchmark. Approximately 46% of small cap value managers managed to outperform for the year, while approximately 23% of small cap growth managers outperformed, relative to the Russell 2000 Value and Growth Indices. One factor that may explain why growth managers had such a difficult time during the year may be earnings growth. Earnings can provide insight into other aspects of business quality however during the year, companies that were able to beat earnings estimates and raise guidance were not rewarded in the traditional fashion.

Valuation has played a dominant role in many discussions surrounding small cap stocks this year, and perhaps that provides further insight into why earnings surprises have not produced the same positive performance they have in the past. As we began 2014, valuations of small cap stocks on an absolute basis and relative to large cap stocks reached levels that some may say were extended. They have since retreated but remain somewhat elevated from long-term averages. As a result of these higher valuations, expectations for earnings beats and raises may have already been priced in to the stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 2000 Growth Index, in 2014 primarily due to stock selection. Stock selection in the Information Technology (“IT”), Health Care and Consumer Discretionary sectors was the largest detractor to relative performance. An underweight position in the Materials sector contributed positively to relative performance.

The largest detractors to performance during the year were Energy companies Oasis Petroleum and Gulfport Energy, and Financial Engines. The Energy sector played a large role in performance during the year, particularly the last quarter. The Energy sector in the Russell 2000 Growth Index was down over 32% for the year. Oasis Petroleum and Gulfport both declined as energy prices collapsed and were among the three worst-performing stocks in the Portfolio. Investment advisory company Financial Engines also declined during the year. The company reported solid assets under management, however pricing and gross margins were soft.

The largest individual contributors to performance were Exact Sciences, Receptos and XPO Logistics. Shares of Exact Sciences were up during the year after the Food & Drug Administration (FDA) approved the company’s colon cancer screening test. Biotechnology company Receptos was up during the year after data on the company’s ulcerative colitis drug met mid-stage study objectives. Shares of XPO Logistics were up after the company announced a private placement that would be used primarily to fund strategic acquisitions.

Changes to the sector weights were modest, resulting in no material change to the positioning of the Portfolio. As a result of individual stock selection, and the Portfolio’s holdings faring worse than the benchmark’s during the year, sector weights in the Consumer Discretionary sector decreased, and we were underweight the sector relative to the benchmark at the end of the period. The Portfolio’s exposure in the Health Care sector increased, although at year end we remained underweight, though less underweight than at the prior year’s end. Given the selloff during the first half of the year in many biotechnology and health care equipment and services companies, we were able to add selectively to these types of companies at attractive valuations. The Portfolio’s IT sector allocation also increased as we added selected stocks to a number of areas including semiconductors, and as a result, the Portfolio ended the period with an overweight position. Our strategy seeks high-quality, under-exploited growth stocks. Our bottom-up fundamental research and discounted cash

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

flow valuation discipline help us identify these differentiated growth opportunities. Risk management is applied from the stock level to the portfolio level and from the buy discipline through the sell discipline. Our strategy represents small cap growth investing with a low volatility approach.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	1.22	17.82	7.64
Class B	0.94	17.52	7.38
Class E	1.05	17.63	7.49
Russell 2000 Growth Index	5.60	16.80	8.54

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
WageWorks, Inc.	1.7
Spectranetics Corp. (The)	1.6
Guidewire Software, Inc.	1.6
Acadia Healthcare Co., Inc.	1.5
XPO Logistics, Inc.	1.4
Bright Horizons Family Solutions, Inc.	1.4
Ultimate Software Group, Inc. (The)	1.4
Vail Resorts, Inc.	1.3
Cavium, Inc.	1.3
Popeyes Louisiana Kitchen, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	28.1
Health Care	23.6
Industrials	16.1
Consumer Discretionary	14.5
Financials	8.7
Energy	4.4
Consumer Staples	1.9
Materials	0.6

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.87%	$1,000.00	$1,025.10	$4.44
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B(a)	Actual	1.12%	$1,000.00	$1,023.90	$5.71
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E(a)	Actual	1.02%	$1,000.00	$1,024.20	$5.20
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Hexcel Corp. (a)	84,223	$3,494,412

Air Freight & Logistics—1.4%
XPO Logistics, Inc. (a) (b)	151,764	6,204,112

Airlines—0.9%
Spirit Airlines, Inc. (a)	50,988	3,853,673

Banks—4.2%
Bank of the Ozarks, Inc.	145,488	5,516,905
Boston Private Financial Holdings, Inc.	254,003	3,421,420
Pinnacle Financial Partners, Inc.	110,711	4,377,513
PrivateBancorp, Inc.	153,882	5,139,659

		18,455,497

Biotechnology—6.8%
Acceleron Pharma, Inc. (a) (b)	78,130	3,043,945
Acorda Therapeutics, Inc. (a) (b)	99,310	4,058,800
Anacor Pharmaceuticals, Inc. (a)	97,473	3,143,504
Chimerix, Inc. (a) (b)	74,963	3,018,010
Emergent Biosolutions, Inc. (a)	172,682	4,702,131
Neurocrine Biosciences, Inc. (a) (b)	97,190	2,171,225
PTC Therapeutics, Inc. (a) (b)	53,905	2,790,662
Receptos, Inc. (a)	24,562	3,009,091
TESARO, Inc. (a) (b)	92,329	3,433,715

		29,371,083

Building Products—2.5%
Apogee Enterprises, Inc.	95,153	4,031,633
NCI Building Systems, Inc. (a)	177,441	3,286,207
Trex Co., Inc. (a) (b)	88,276	3,758,792

		11,076,632

Capital Markets—1.9%
Artisan Partners Asset Management, Inc. - Class A	77,294	3,905,666
HFF, Inc. - Class A	120,856	4,341,147

		8,246,813

Chemicals—0.6%
Flotek Industries, Inc. (a) (b)	133,146	2,493,825

Commercial Services & Supplies—1.0%
Healthcare Services Group, Inc. (b)	145,723	4,507,212

Communications Equipment—0.7%
Ciena Corp. (a) (b)	160,916	3,123,380

Consumer Finance—1.0%
Encore Capital Group, Inc. (a) (b)	100,226	4,450,034

Distributors—1.0%
Pool Corp.	65,998	4,186,913

Diversified Consumer Services—3.9%
Bright Horizons Family Solutions, Inc. (a)	131,002	6,158,404
DeVry Education Group, Inc.	82,428	3,912,857
Grand Canyon Education, Inc. (a)	58,598	2,734,183
Nord Anglia Education, Inc. (a) (b)	218,860	4,175,849

		16,981,293

Diversified Financial Services—1.1%
MarketAxess Holdings, Inc.	69,266	4,967,065

Electrical Equipment—0.7%
Thermon Group Holdings, Inc. (a)	128,675	3,112,648

Electronic Equipment, Instruments & Components—2.7%
FARO Technologies, Inc. (a)	39,815	2,495,604
FEI Co.	50,753	4,585,533
IPG Photonics Corp. (a) (b)	61,892	4,636,949

		11,718,086

Energy Equipment & Services—2.6%
Dril-Quip, Inc. (a)	38,594	2,961,317
Forum Energy Technologies, Inc. (a)	115,448	2,393,237
Helix Energy Solutions Group, Inc. (a)	161,517	3,504,919
RigNet, Inc. (a)	55,826	2,290,541

		11,150,014

Food Products—1.9%
Freshpet, Inc. (a) (b)	190,969	3,257,931
TreeHouse Foods, Inc. (a)	58,284	4,985,031

		8,242,962

Health Care Equipment & Supplies—7.6%
Cardiovascular Systems, Inc. (a)	117,771	3,542,552
Cynosure, Inc. - Class A (a)	148,077	4,060,271
Insulet Corp. (a) (b)	88,877	4,093,675
LDR Holding Corp. (a)	107,372	3,519,654
Novadaq Technologies, Inc. (a) (b)	243,073	4,039,873
Quidel Corp. (a) (b)	128,073	3,703,871
Spectranetics Corp. (The) (a) (b)	203,040	7,021,123
Wright Medical Group, Inc. (a)	118,294	3,178,560

		33,159,579

Health Care Providers & Services—5.9%
Acadia Healthcare Co., Inc. (a) (b)	104,409	6,390,875
Amsurg Corp. (a)	90,028	4,927,232
ExamWorks Group, Inc. (a) (b)	114,006	4,741,510
Magellan Health, Inc. (a)	77,189	4,633,656
Team Health Holdings, Inc. (a)	83,804	4,821,244

		25,514,517

Health Care Technology—1.0%
HMS Holdings Corp. (a) (b)	213,813	4,520,007

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—2.6%
Popeyes Louisiana Kitchen, Inc. (a)	98,814	$5,560,264
Vail Resorts, Inc.	62,801	5,723,055

		11,283,319

Internet & Catalog Retail—0.9%
Lands’ End, Inc. (a) (b)	68,891	3,717,358

Internet Software & Services—8.1%
comScore, Inc. (a)	99,493	4,619,460
CoStar Group, Inc. (a)	24,917	4,575,509
Criteo S.A. (ADR) (a)	73,110	2,955,106
Dealertrack Technologies, Inc. (a) (b)	113,221	5,016,822
Demandware, Inc. (a) (b)	55,688	3,204,288
Endurance International Group Holdings, Inc. (a) (b)	183,140	3,375,270
Envestnet, Inc. (a)	83,334	4,095,033
Everyday Health, Inc. (a)	242,655	3,579,161
HomeAway, Inc. (a)	120,386	3,585,095

		35,005,744

IT Services—3.2%
Cardtronics, Inc. (a)	107,573	4,150,166
Euronet Worldwide, Inc. (a)	93,584	5,137,762
InterXion Holding NV (a) (b)	165,256	4,518,099

		13,806,027

Life Sciences Tools & Services—0.8%
Cambrex Corp. (a)	169,178	3,657,628

Machinery—2.4%
Middleby Corp. (The) (a)	46,203	4,578,717
Proto Labs, Inc. (a) (b)	53,891	3,619,320
RBC Bearings, Inc.	35,038	2,261,002

		10,459,039

Media—0.7%
IMAX Corp. (a) (b)	94,547	2,921,502

Oil, Gas & Consumable Fuels—1.9%
Diamondback Energy, Inc. (a)	66,850	3,996,293
PDC Energy, Inc. (a)	98,498	4,065,013

		8,061,306

Pharmaceuticals—1.5%
Akorn, Inc. (a) (b)	93,270	3,376,374
Impax Laboratories, Inc. (a)	104,828	3,320,951

		6,697,325

Professional Services—5.2%
Corporate Executive Board Co. (The)	53,551	3,884,054
Huron Consulting Group, Inc. (a)	65,658	4,490,351
On Assignment, Inc. (a)	97,375	3,231,876

Professional Services—(Continued)
TriNet Group, Inc. (a)	122,582	$3,834,365
WageWorks, Inc. (a) (b)	112,892	7,289,436

		22,730,082

Road & Rail—1.1%
Genesee & Wyoming, Inc. - Class A (a)	53,394	4,801,189

Semiconductors & Semiconductor Equipment—6.4%
Cavium, Inc. (a) (b)	90,786	5,612,390
Intersil Corp. - Class A	277,903	4,021,256
MKS Instruments, Inc.	113,561	4,156,333
Monolithic Power Systems, Inc.	104,540	5,199,820
Semtech Corp. (a)	163,007	4,494,103
Silicon Laboratories, Inc. (a)	95,231	4,534,900

		28,018,802

Software—7.0%
Aspen Technology, Inc. (a)	117,170	4,103,294
Ellie Mae, Inc. (a)	84,537	3,408,532
FleetMatics Group plc (a) (b)	136,153	4,832,070
Guidewire Software, Inc. (a) (b)	136,186	6,895,097
Proofpoint, Inc. (a) (b)	108,462	5,231,122
Ultimate Software Group, Inc. (The) (a)	40,601	5,960,836

		30,430,951

Specialty Retail—2.1%
Asbury Automotive Group, Inc. (a)	71,253	5,409,528
Restoration Hardware Holdings, Inc. (a) (b)	39,849	3,825,902

		9,235,430

Textiles, Apparel & Luxury Goods—3.4%
Deckers Outdoor Corp. (a) (b)	50,152	4,565,838
Oxford Industries, Inc.	71,698	3,958,447
Tumi Holdings, Inc. (a) (b)	176,709	4,193,305
Vince Holding Corp. (a) (b)	78,381	2,048,879

		14,766,469

Thrifts & Mortgage Finance—0.4%
Essent Group, Ltd. (a)	61,545	1,582,322

Total Common Stocks (Cost $330,920,427)		426,004,250

Short-Term Investments—30.4%

Mutual Fund—27.9%
State Street Navigator Securities Lending MET Portfolio (c)	121,248,320	121,248,320

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $10,711,488 on 01/02/15, collateralized by $10,930,000 Federal Home Loan Bank at 0.160% due 03/11/15 with a value of $10,930,000.	10,711,488	$10,711,488

Total Short-Term Investments (Cost $131,959,808)		131,959,808

Total Investments—128.3% (Cost $462,880,235) (d)		557,964,058
Other assets and liabilities (net)—(28.3)%		(122,909,407)

Net Assets—100.0%		$435,054,651

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $118,223,483 and the collateral received consisted of cash in the amount of $121,248,320 and non-cash collateral with a value of $2,343. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $463,199,450. The aggregate unrealized appreciation and depreciation of investments were $99,601,699 and $(4,837,091), respectively, resulting in net unrealized appreciation of $94,764,608 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$426,004,250	$—	$—	$426,004,250
Short-Term Investments
Mutual Fund	121,248,320	—	—	121,248,320
Repurchase Agreement	—	10,711,488	—	10,711,488
Total Short-Term Investments	121,248,320	10,711,488	—	131,959,808
Total Investments	$547,252,570	$10,711,488	$—	$557,964,058

Collateral for securities loaned (Liability)	$—	$(121,248,320)	$—	$(121,248,320)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$557,964,058
Receivable for:
Investments sold	1,494,146
Fund shares sold	47,902
Dividends	41,743
Prepaid expenses	1,085

Total Assets	559,548,934
Liabilities
Collateral for securities loaned	121,248,320
Payables for:
Investments purchased	2,273,572
Fund shares redeemed	529,306
Accrued expenses:
Management fees	299,223
Distribution and service fees	16,148
Deferred trustees’ fees	63,842
Other expenses	63,872

Total Liabilities	124,494,283

Net Assets	$435,054,651

Net assets consist of:
Paid in surplus	$285,309,983
Accumulated net investment loss	(63,842)
Accumulated net realized gain	54,724,687
Unrealized appreciation on investments	95,083,823

Net Assets	$435,054,651

Net Assets
Class A	$355,827,142
Class B	71,863,530
Class E	7,363,979
Capital Shares Outstanding*
Class A	24,206,408
Class B	5,093,348
Class E	512,431
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.70
Class B	14.11
Class E	14.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $462,880,235.
(b)	Includes securities loaned at value of $118,223,483.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$1,374,749
Securities lending income	681,520

Total investment income	2,056,269
Expenses
Management fees	4,028,051
Administration fees	10,978
Custodian and accounting fees	49,628
Distribution and service fees—Class B	186,422
Distribution and service fees—Class E	11,765
Audit and tax services	39,404
Legal	30,014
Trustees’ fees and expenses	38,594
Shareholder reporting	58,530
Insurance	2,731
Miscellaneous	10,541

Total expenses	4,466,658
Less management fee waiver	(397,497)
Less broker commission recapture	(34,137)

Net expenses	4,035,024

Net Investment Loss	(1,978,755)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	55,093,902

Net change in unrealized depreciation on investments	(49,417,620)

Net realized and unrealized gain	5,676,282

Net Increase in Net Assets From Operations	$3,697,527

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,978,755)	$(2,532,674)
Net realized gain	55,093,902	76,656,573
Net change in unrealized appreciation (depreciation)	(49,417,620)	101,257,760

Increase in net assets from operations	3,697,527	175,381,659

From Distributions to Shareholders
Net realized capital gains
Class A	(44,341,112)	0
Class B	(9,372,330)	0
Class E	(996,910)	0

Total distributions	(54,710,352)	0

Decrease in net assets from capital share transactions	(5,651,576)	(61,215,845)

Total increase (decrease) in net assets	(56,664,401)	114,165,814

Net Assets
Beginning of period	491,719,052	377,553,238

End of period	$435,054,651	$491,719,052

Accumulated net investment loss
End of period	$(63,842)	$(48,554)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,827,474	$38,954,277	3,511,756	$45,338,268
Reinvestments	3,253,199	44,341,113	0	0
Redemptions	(6,182,952)	(88,788,009)	(7,138,154)	(98,802,398)

Net decrease	(102,279)	$(5,492,619)	(3,626,398)	$(53,464,130)

Class B
Sales	547,893	$7,878,004	753,522	$10,565,408
Reinvestments	715,445	9,372,330	0	0
Redemptions	(1,211,176)	(17,070,169)	(1,305,262)	(17,855,303)

Net increase (decrease)	52,162	$180,165	(551,740)	$(7,289,895)

Class E
Sales	43,912	$652,266	112,870	$1,623,975
Reinvestments	74,731	996,910	0	0
Redemptions	(140,254)	(1,988,298)	(149,978)	(2,085,795)

Net decrease	(21,611)	$(339,122)	(37,108)	$(461,820)

Decrease derived from capital shares transactions		$(5,651,576)		$(61,215,845)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.55	$11.13	$10.01	$9.72	$7.38

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.07)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain on investments	0.11	5.49	1.15	0.35	2.40

Total from investment operations	0.05	5.42	1.12	0.29	2.34

Less Distributions
Distributions from net realized capital gains	(1.90)	0.00	0.00	0.00	0.00

Total distributions	(1.90)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.70	$16.55	$11.13	$10.01	$9.72

Total Return (%) (b)	1.22	48.70	11.19	2.98	31.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.95	0.96	0.96	1.07
Net ratio of expenses to average net assets (%) (c)	0.86	0.86	0.87	0.88	1.02
Ratio of net investment loss to average net assets (%)	(0.40)	(0.53)	(0.26)	(0.58)	(0.75)
Portfolio turnover rate (%)	56	58	74	74	73
Net assets, end of period (in millions)	$355.8	$402.4	$311.0	$354.8	$28.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.01	$10.79	$9.73	$9.47	$7.21

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.10)	(0.05)	(0.09)	(0.08)
Net realized and unrealized gain on investments	0.09	5.32	1.11	0.35	2.34

Total from investment operations	0.00	5.22	1.06	0.26	2.26

Less Distributions
Distributions from net realized capital gains	(1.90)	0.00	0.00	0.00	0.00

Total distributions	(1.90)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.11	$16.01	$10.79	$9.73	$9.47

Total Return (%) (b)	0.94	48.38	10.89	2.75	31.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.20	1.21	1.21	1.32
Net ratio of expenses to average net assets (%) (c)	1.11	1.11	1.12	1.13	1.27
Ratio of net investment loss to average net assets (%)	(0.65)	(0.77)	(0.51)	(0.86)	(1.00)
Portfolio turnover rate (%)	56	58	74	74	73
Net assets, end of period (in millions)	$71.9	$80.7	$60.4	$61.8	$66.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.25	$10.94	$9.86	$9.58	$7.29

Income (Loss) from Investment Operations
Net investment loss (a)	(0.08)	(0.09)	(0.04)	(0.08)	(0.07)
Net realized and unrealized gain on investments	0.10	5.40	1.12	0.36	2.36

Total from investment operations	0.02	5.31	1.08	0.28	2.29

Less Distributions
Distributions from net realized capital gains	(1.90)	0.00	0.00	0.00	0.00

Total distributions	(1.90)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$14.37	$16.25	$10.94	$9.86	$9.58

Total Return (%) (b)	1.05	48.54	10.95	2.92	31.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.11	1.11	1.22
Net ratio of expenses to average net assets (%) (c)	1.01	1.01	1.02	1.03	1.17
Ratio of net investment loss to average net assets (%)	(0.55)	(0.67)	(0.41)	(0.76)	(0.90)
Portfolio turnover rate (%)	56	58	74	74	73
Net assets, end of period (in millions)	$7.4	$8.7	$6.3	$6.9	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses, return of capital adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $10,711,488, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$245,334,864	$0	$300,061,970

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$4,028,051	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the year ended December 31, 2014 was as follows:

Long-Term Capital Gain	Total
$54,710,352	$54,710,352

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$55,043,902	$94,764,608	$—	$149,808,510

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-20

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Small Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one- and three-year periods ended October 31, 2014 and outperformed its benchmark for the five-year period ended October 31, 2014.

The Board also noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Universe and below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-22

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 1.93%, 1.67%, and 1.78%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 14.75%.

MARKET ENVIRONMENT / CONDITIONS

2014 was a strong year for U.S. stocks. The market experienced short bouts of volatility, but in each instance, stocks recovered sharply and headed even higher. Most broad-based U.S. stock indices reached all-time highs in late December. The U.S. economy exhibited signs of strength with solid Gross Domestic Product growth and declining unemployment. In contrast, Europe and Japan struggled to achieve meaningful economic growth, and their respective central banks responded with additional monetary stimulus. That was met with continued appreciation of the U.S. dollar versus the euro and yen.

A notable market development in the second half of the year was the meltdown in the oil market. The price of West Texas Intermediate crude oil plummeted to $53, a 50% decline from its mid-June price of $106. After steadily falling for several months, the selloff in oil prices began in earnest on the last trading day of November when the Organization of the Petroleum Exporting Countries (OPEC) announced its decision to not cut production to curb excess supply, leaving it to the market to determine an equilibrium price. There were winners and losers from lower oil prices. Energy stocks, with their direct exposure to commodity prices, were clearly big losers. Aside from Energy stocks all sectors finished with positive returns. Leading the way were defensive sectors—Utilities, Consumer Staples and Health Care.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio meaningfully trailed the Russell Midcap Value Index. The Portfolio’s overweight exposure to the Energy sector coupled with a mix of sector holdings caused the Portfolio to lose much more than the benchmark during the energy selloff. Among the Portfolio’s biggest detractors were exploration and production companies Denbury Resources and SM Energy, offshore driller Ensco and oilfield services company McDermott International. Relative performance was also weak in the Consumer Discretionary sector due to setbacks at Coach and Mattel and in the Technology sector due to NeuStar. In the Financials sector, the Portfolio’s low weighting in Real Estate Investment Trusts (REITs) held us back. In addition, the Portfolio underperformed in the Industrials sector as it had a few holdings that were weak due to their exposure to the oil & gas and/or metals & mining industries: Jacobs Engineering Group, Joy Global and Kennametal. Besides the Portfolio’s above-benchmark weighting in the Energy sector, it was also hurt by its low weightings in the Utilities and Health Care sectors. Finally, the cash position was a drag on performance as stocks advanced.

Stock selection was positive in the Consumer Staples sector, driven by grocery chain Kroger. The Portfolio’s Utilities holdings outperformed those in the Index, although that advantage was offset by a below-benchmark weighting in the sector. Though we’re not enamored by valuations in the Utilities sector, we found a few companies that met our investment criteria and those stocks outperformed. These were Edison International, SCANA and Xcel Energy.

The biggest sector-level changes during the period were reductions in the Information Technology (“IT”) and Energy sectors and increased weightings in the Consumer Discretionary and Utilities sectors. In the IT sector, our biggest sales were Western Union, Ingram Micro and Lexmark International. In the Energy sector, we sold Cimarex Energy. The decline in the Portfolio’s Energy sector weighting was also due to the relative underperformance of our Energy holdings. In the Utilities sector, besides purchasing Xcel Energy, our position sizes increased in existing holdings Edison International and SCANA. Other meaningful new purchases included Goldcorp and Gannett.

As of December 31, 2014, the Portfolio was notably overweight the IT, Consumer Discretionary, Industrials and Energy sectors, and underweight the Financials, Utilities, Health Care and Materials sectors.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	1.93	13.89	5.37
Class B	1.67	13.61	5.11
Class E	1.78	13.72	5.22
Russell Midcap Value Index	14.75	17.43	9.43

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Cigna Corp.	3.3
Allstate Corp. (The)	3.0
Analog Devices, Inc.	3.0
Alleghany Corp.	2.8
Edison International	2.8
Arrow Electronics, Inc.	2.8
Avnet, Inc.	2.7
Kroger Co. (The)	2.5
FLIR Systems, Inc.	2.3
Bed Bath & Beyond, Inc.	2.3

Top Sectors

% of Net Assets
Financials	22.5
Information Technology	18.5
Consumer Discretionary	15.0
Industrials	13.6
Energy	7.2
Utilities	5.9
Health Care	3.3
Materials	2.9
Consumer Staples	2.5

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.85%	$1,000.00	$971.70	$4.22
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B	Actual	1.10%	$1,000.00	$970.40	$5.46
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E	Actual	1.00%	$1,000.00	$970.90	$4.97
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—91.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
L-3 Communications Holdings, Inc.	86,475	$10,914,010
Rockwell Collins, Inc.	287,371	24,277,102

		35,191,112

Banks—1.2%
M&T Bank Corp. (a)	137,869	17,319,104

Capital Markets—0.5%
Northern Trust Corp.	93,565	6,306,281

Commercial Services & Supplies—1.3%
Republic Services, Inc.	442,573	17,813,563

Construction & Engineering—3.3%
Fluor Corp.	336,220	20,385,019
Jacobs Engineering Group, Inc. (b)	583,566	26,079,564

		46,464,583

Diversified Consumer Services—2.2%
H&R Block, Inc. (a)	891,813	30,036,262

Diversified Financial Services—1.5%
Intercontinental Exchange, Inc.	92,357	20,252,966

Electric Utilities—4.6%
Edison International	595,625	39,001,525
Westar Energy, Inc. (a)	13,695	564,782
Xcel Energy, Inc.	700,727	25,170,114

		64,736,421

Electrical Equipment—1.3%
Hubbell, Inc. - Class B	163,464	17,462,859

Electronic Equipment, Instruments & Components—8.2%
Arrow Electronics, Inc. (b)	667,527	38,643,138
Avnet, Inc.	877,063	37,731,250
FLIR Systems, Inc.	1,001,298	32,351,938
Keysight Technologies, Inc. (b)	170,806	5,768,119

		114,494,445

Energy Equipment & Services—2.7%
Ensco plc - Class A (a)	741,018	22,193,489
McDermott International, Inc. (a) (b)	1,683,955	4,900,309
Patterson-UTI Energy, Inc.	647,493	10,741,909

		37,835,707

Food & Staples Retailing—2.5%
Kroger Co. (The)	544,025	34,931,845

Health Care Providers & Services—3.3%
Cigna Corp.	450,431	46,353,854

Insurance—16.6%
Alleghany Corp. (b)	84,451	39,143,039
Allied World Assurance Co. Holdings AG	545,124	20,671,102

Insurance—(Continued)
Allstate Corp. (The)	595,692	41,847,363
Aon plc	309,988	29,396,162
Arch Capital Group, Ltd. (b)	482,540	28,518,114
Loews Corp.	497,407	20,901,042
Progressive Corp. (The)	941,431	25,409,223
Torchmark Corp.	484,336	26,236,481

		232,122,526

Internet & Catalog Retail—2.1%
Liberty Interactive Corp. - Class A (b)	760,245	22,366,408
Liberty Ventures - Series A (b)	192,844	7,274,076

		29,640,484

Internet Software & Services—1.4%
IAC/InterActiveCorp	330,983	20,120,457

IT Services—2.9%
NeuStar, Inc. - Class A (a) (b)	447,207	12,432,355
Teradata Corp. (a) (b)	624,543	27,280,038

		39,712,393

Leisure Products—1.6%
Mattel, Inc. (a)	706,310	21,856,763

Machinery—2.9%
Joy Global, Inc. (a)	429,354	19,973,548
Kennametal, Inc. (a)	567,782	20,320,918

		40,294,466

Media—3.7%
Gannett Co., Inc. (a)	763,728	24,385,835
Omnicom Group, Inc. (a)	354,722	27,480,313

		51,866,148

Metals & Mining—2.9%
Goldcorp, Inc.	1,450,406	26,861,519
Kinross Gold Corp. (b)	4,999,053	14,097,330

		40,958,849

Multi-Utilities—1.2%
SCANA Corp. (a)	276,687	16,711,895

Multiline Retail—1.8%
Nordstrom, Inc.	310,264	24,631,859

Oil, Gas & Consumable Fuels—4.4%
Denbury Resources, Inc. (a)	2,429,712	19,753,559
Hess Corp.	92,633	6,838,168
SM Energy Co.	423,937	16,355,489
Southwestern Energy Co. (b)	695,766	18,987,454

		61,934,670

Professional Services—1.6%
ManpowerGroup, Inc. (a)	326,174	22,235,282

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Real Estate Investment Trusts—2.7%
American Capital Agency Corp.	911,830	$19,905,249
Hatteras Financial Corp.	968,231	17,844,497

		37,749,746

Road & Rail—0.8%
Ryder System, Inc.	114,135	10,597,435

Semiconductors & Semiconductor Equipment—4.7%
Analog Devices, Inc.	747,544	41,503,643
KLA-Tencor Corp.	175,408	12,334,690
Lam Research Corp.	154,288	12,241,210

		66,079,543

Software—1.2%
Synopsys, Inc. (b)	395,560	17,194,993

Specialty Retail—2.3%
Bed Bath & Beyond, Inc. (b)	412,289	31,404,053

Textiles, Apparel & Luxury Goods—1.5%
Coach, Inc.	539,208	20,252,652

Total Common Stocks (Cost $990,785,880)		1,274,563,216

Short-Term Investments—20.4%

Mutual Fund—11.9%
State Street Navigator Securities Lending MET Portfolio (c)	166,737,345	166,737,345

Repurchase Agreement—8.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $118,083,130 on 01/02/15, collateralized by $122,155,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $120,449,228.	118,083,130	118,083,130

Total Short-Term Investments (Cost $284,820,475)		284,820,475

Total Investments—111.8% (Cost $1,275,606,355) (d)		1,559,383,691
Other assets and liabilities (net)—(11.8)%		(164,286,213)

Net Assets—100.0%		$1,395,097,478

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $161,588,084 and the collateral received consisted of cash in the amount of $166,737,345 and non-cash collateral with a value of $1,017,617. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,276,373,942. The aggregate unrealized appreciation and depreciation of investments were $386,731,076 and $(103,721,327), respectively, resulting in net unrealized appreciation of $283,009,749 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,274,563,216	$—	$—	$1,274,563,216
Short-Term Investments
Mutual Fund	166,737,345	—	—	166,737,345
Repurchase Agreement	—	118,083,130	—	118,083,130
Total Short-Term Investments	166,737,345	118,083,130	—	284,820,475
Total Investments	$1,441,300,561	$118,083,130	$—	$1,559,383,691

Collateral for securities loaned (Liability)	$—	$(166,737,345)	$—	$(166,737,345)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,559,383,691
Receivable for:
Investments sold	2,503,518
Fund shares sold	682,137
Dividends	2,380,074
Prepaid expenses	3,768

Total Assets	1,564,953,188
Liabilities
Collateral for securities loaned	166,737,345
Payables for:
Investments purchased	1,579,106
Fund shares redeemed	288,825
Accrued expenses:
Management fees	955,960
Distribution and service fees	106,888
Deferred trustees’ fees	63,560
Other expenses	124,026

Total Liabilities	169,855,710

Net Assets	$1,395,097,478

Net assets consist of:
Paid in surplus	$932,124,692
Undistributed net investment income	14,252,902
Accumulated net realized gain	164,942,548
Unrealized appreciation on investments	283,777,336

Net Assets	$1,395,097,478

Net Assets
Class A	$853,699,903
Class B	446,321,779
Class E	95,075,796
Capital Shares Outstanding*
Class A	3,141,032
Class B	1,687,392
Class E	354,771
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$271.79
Class B	264.50
Class E	267.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,275,606,355.
(b)	Includes securities loaned at value of $161,588,084.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$27,761,219
Securities lending income	281,197

Total investment income	28,042,416
Expenses
Management fees	11,894,629
Administration fees	34,436
Custodian and accounting fees	112,969
Distribution and service fees—Class B	1,194,178
Distribution and service fees—Class E	153,806
Audit and tax services	39,404
Legal	33,530
Trustees’ fees and expenses	43,268
Shareholder reporting	161,230
Insurance	9,129
Miscellaneous	15,997

Total expenses	13,692,576
Less broker commission recapture	(30,823)

Net expenses	13,661,753

Net Investment Income	14,380,663

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	190,677,811
Futures contracts	(163,018)

Net realized gain	190,514,793

Net change in unrealized depreciation on investments	(177,677,868)

Net realized and unrealized gain	12,836,925

Net Increase in Net Assets From Operations	$27,217,588

(a)	Net of foreign withholding taxes of $10,050.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,380,663	$10,810,855
Net realized gain	190,514,793	147,105,680
Net change in unrealized appreciation (depreciation)	(177,677,868)	286,341,957

Increase in net assets from operations	27,217,588	444,258,492

From Distributions to Shareholders
Net investment income
Class A	(6,908,510)	(8,743,922)
Class B	(2,552,107)	(3,398,401)
Class E	(615,655)	(927,132)

Total distributions	(10,076,272)	(13,069,455)

Decrease in net assets from capital share transactions	(207,895,591)	(102,632,947)

Total increase (decrease) in net assets	(190,754,275)	328,556,090

Net Assets
Beginning of period	1,585,851,753	1,257,295,663

End of period	$1,395,097,478	$1,585,851,753

Undistributed net investment income
End of period	$14,252,902	$10,517,876

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	280,494	$74,948,516	337,861	$77,321,034
Reinvestments	25,870	6,908,510	39,940	8,743,922
Redemptions	(776,678)	(208,431,703)	(646,198)	(150,839,338)

Net decrease	(470,314)	$(126,574,677)	(268,397)	$(64,774,382)

Class B
Sales	87,145	$22,719,838	253,823	$60,347,875
Reinvestments	9,803	2,552,107	15,917	3,398,401
Redemptions	(340,718)	(89,594,087)	(353,573)	(81,268,989)

Net decrease	(243,770)	$(64,322,142)	(83,833)	$(17,522,713)

Class E
Sales	8,898	$2,374,401	18,197	$4,151,731
Reinvestments	2,337	615,655	4,290	927,132
Redemptions	(74,983)	(19,988,828)	(108,957)	(25,414,715)

Net decrease	(63,748)	$(16,998,772)	(86,470)	$(20,335,852)

Decrease derived from capital shares transactions		$(207,895,591)		$(102,632,947)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$268.60	$198.30	$179.02	$169.21	$148.14

Income (Loss) from Investment Operations
Net investment income (a)	2.89	1.98	2.22	1.73	1.67
Net realized and unrealized gain on investments	2.25	70.60	18.92	9.78	20.55

Total from investment operations	5.14	72.58	21.14	11.51	22.22

Less Distributions
Distributions from net investment income	(1.95)	(2.28)	(1.86)	(1.70)	(1.15)

Total distributions	(1.95)	(2.28)	(1.86)	(1.70)	(1.15)

Net Asset Value, End of Period	$271.79	$268.60	$198.30	$179.02	$169.21

Total Return (%) (b)	1.93	36.85	11.86	6.76	15.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.83	0.85	0.84	0.84
Ratio of net investment income to average net assets (%)	1.07	0.84	1.17	0.97	1.09
Portfolio turnover rate (%)	25	22	23	30	39
Net assets, end of period (in millions)	$853.7	$970.0	$769.4	$731.8	$876.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$261.50	$193.14	$174.44	$164.99	$144.56

Income (Loss) from Investment Operations
Net investment income (a)	2.15	1.36	1.69	1.30	1.27
Net realized and unrealized gain on investments	2.21	68.77	18.44	9.47	20.01

Total from investment operations	4.36	70.13	20.13	10.77	21.28

Less Distributions
Distributions from net investment income	(1.36)	(1.77)	(1.43)	(1.32)	(0.85)

Total distributions	(1.36)	(1.77)	(1.43)	(1.32)	(0.85)

Net Asset Value, End of Period	$264.50	$261.50	$193.14	$174.44	$164.99

Total Return (%) (b)	1.67	36.51	11.58	6.49	14.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.09	1.08	1.10	1.09	1.09
Ratio of net investment income to average net assets (%)	0.82	0.59	0.92	0.75	0.85
Portfolio turnover rate (%)	25	22	23	30	39
Net assets, end of period (in millions)	$446.3	$505.0	$389.2	$383.8	$384.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$264.86	$195.57	$176.60	$166.99	$146.26

Income (Loss) from Investment Operations
Net investment income (a)	2.43	1.60	1.89	1.46	1.41
Net realized and unrealized gain on investments	2.25	69.65	18.68	9.62	20.29

Total from investment operations	4.68	71.25	20.57	11.08	21.70

Less Distributions
Distributions from net investment income	(1.55)	(1.96)	(1.60)	(1.47)	(0.97)

Total distributions	(1.55)	(1.96)	(1.60)	(1.47)	(0.97)

Net Asset Value, End of Period	$267.99	$264.86	$195.57	$176.60	$166.99

Total Return (%) (b)	1.78	36.65	11.69	6.60	14.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	0.98	1.00	0.99	0.99
Ratio of net investment income to average net assets (%)	0.91	0.68	1.01	0.83	0.94
Portfolio turnover rate (%)	25	22	23	30	39
Net assets, end of period (in millions)	$95.1	$110.8	$98.8	$104.4	$118.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $118,083,130, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $70,492,544 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $163,018 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$334,558,699	$0	$533,721,171

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $9,357,042 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$11,894,629	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$10,076,272	$13,069,455	$—	$—	$10,076,272	$13,069,455

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,316,462	$165,710,134	$283,009,750	$—	$463,036,346

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $24,860,126.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Artisan Mid Cap Value Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-19

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-20

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-21

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Artisan Mid Cap Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2014 and outperformed the median of its Performance Universe for the three-year period ended June 30, 2014. The Board also noted that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. In addition, the Board considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

Met / Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned -6.50% and -6.69%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned -5.34%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S markets posted negative returns for the one year period ending December 31, 2014, trailing both the U.S. and emerging markets. Using the MSCI World ex-USA IMI Index (net dividends) and its sector and country segments as proxies, non-U.S. developed markets returned -4.5%, as compared to +12.6% for the Russell 3000 Index and -1.8% for the MSCI Emerging Markets IMI Index (net dividends).

The U.S. dollar appreciated against all non-U.S. developed currencies, particularly the Norwegian krone, Swedish krona, Japanese yen, and euro. As a result, overall currency fluctuations had a significant negative impact on the U.S. dollar-denominated returns of developed non-U.S. equities.

Real Estate Investment Trusts (“REITs”) and the Health Care sector significantly outperformed in developed ex-U.S. markets, while Materials and Energy were among the weakest sectors during the year.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap) underperformed large caps (MSCI World ex-U.S. Large Cap) by 0.5% for the period.

Along the profitability dimension, the top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among large caps (MSCI World ex-USA, excluding REITs and Utilities). Among small caps (MSCI World ex-USA Small Cap, excluding REITs and Utilities), the most profitable quartile outperformed the least profitable quartile. Profitability is a measure of a company’s current profits, defined as operating income before depreciation and amortization minus interest expense, scaled by book equity.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2014, the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends) by 116 basis points. With REITs outperforming during the year, the Portfolio’s exclusion of REITs was a contributor to underperformance relative to the benchmark. To a lesser extent, the Portfolio’s investments in smaller and micro-cap securities contributed positively to relative performance, as they outperformed those held by the benchmark. For the period, differences in the valuation timing and methodology between the Portfolio and the benchmark negatively impacted relative returns. The Portfolio also may use fair value pricing to price certain Portfolio securities at the closing of the markets while the Index uses local market closing prices.

The Portfolio held approximately 3,700 securities as of December 31, 2014 and was well diversified across countries and sectors.

Joseph Chi

Jed Fogdall

Henry Gray

Karen Umland

Portfolio Managers

Dimensional Fund Advisors LP

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	-6.50	7.85	12.97
Class B	-6.69	7.58	12.69
MSCI World ex-U.S. Small Cap Index	-5.34	7.91	14.00

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Deutsche Wohnen AG	0.5
DCC plc	0.4
Berkeley Group Holdings plc	0.4
Hikma Pharmaceuticals plc	0.4
Bellway plc	0.4
Hiscox, Ltd.	0.3
Delta Lloyd NV	0.3
Ashtead Group plc	0.3
Daily Mail & General Trust plc	0.3
Man Group plc	0.3

Top Countries

% of Net Assets
Japan	22.7
United Kingdom	21.7
Canada	8.9
Australia	5.2
Germany	5.2
Switzerland	4.4
France	4.0
Sweden	3.7
Italy	3.2
Hong Kong	3.2

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	1.02%	$1,000.00	$879.70	$4.83
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

Class B(a)	Actual	1.27%	$1,000.00	$878.60	$6.01
	Hypothetical*	1.27%	$1,000.00	$1,018.80	$6.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Australia—5.2%
Acrux, Ltd. (a)	24,932	$25,998
Adelaide Brighton, Ltd.	181,014	524,645
Aditya Birla Minerals, Ltd. (b)	49,372	7,772
AED Oil, Ltd. (b) (c) (d)	93,946	0
Ainsworth Game Technology, Ltd. (a)	42,784	81,807
AJ Lucas Group, Ltd. (b)	34,363	21,493
Alcyone Resources, Ltd. (b) (c) (d)	101,457	31
Alkane Resources, Ltd. (b)	120,355	21,459
Alliance Resources, Ltd. (b)	81,385	5,591
ALS, Ltd.	4,235	18,325
Altium, Ltd.	31,832	85,177
Altona Mining, Ltd. (b)	67,875	13,277
AMA Group, Ltd.	90,664	27,119
Amalgamated Holdings, Ltd.	32,994	287,934
Amcom Telecommunications, Ltd.	115,100	273,413
Ansell, Ltd.	3,595	65,628
Antares Energy, Ltd. (a) (b)	111,036	17,711
AP Eagers, Ltd.	223	1,086
APN News & Media, Ltd. (b)	374,048	253,676
Aquarius Platinum, Ltd. (b)	119,520	27,760
ARB Corp., Ltd. (a)	26,545	244,822
Arrium, Ltd.	972,288	168,562
ASG Group, Ltd. (b)	59,850	29,703
Atlantic, Ltd. (b) (c) (d)	22,059	591
Atlas Iron, Ltd. (a)	250,116	33,373
Ausdrill, Ltd.	110,321	34,999
Ausenco, Ltd. (b)	72,770	25,284
Austal, Ltd. (b)	66,437	81,255
Austbrokers Holdings, Ltd.	20,969	173,505
Austin Engineering, Ltd.	26,257	15,995
Australian Agricultural Co., Ltd. (b)	192,359	232,112
Australian Pharmaceutical Industries, Ltd.	174,311	121,883
Automotive Holdings Group, Ltd.	79,876	246,623
AVJennings, Ltd.	10,332	4,711
AWE, Ltd. (b)	335,940	353,292
Bandanna Energy, Ltd. (a) (b) (c) (d)	179,193	9,216
BC Iron, Ltd. (a)	50,999	21,668
Beach Energy, Ltd.	676,773	579,049
Beadell Resources, Ltd. (a) (b)	102,327	18,838
Bega Cheese, Ltd.	46,636	195,052
Berkeley Resources, Ltd. (b)	25,720	5,560
Billabong International, Ltd. (a) (b)	280,601	152,975
Blackmores, Ltd.	5,495	157,969
BlueScope Steel, Ltd. (b)	596	2,699
Boart Longyear, Ltd. (a) (b)	232,690	32,340
Boom Logistics, Ltd. (b)	73,674	8,435
Bradken, Ltd.	48,239	184,092
Breville Group, Ltd. (a)	42,911	224,381
Brickworks, Ltd.	4,295	42,461
BT Investment Management, Ltd.	19,968	109,114
Buru Energy, Ltd. (a) (b)	23,457	8,339
Cabcharge Australia, Ltd. (a)	55,813	206,535
Cape Lambert Resources, Ltd.	97,229	7,051
Capral, Ltd. (b)	136,176	12,111
Cardno, Ltd. (a)	49,102	135,927
Carnarvon Petroleum, Ltd. (b)	251,902	27,229
carsales.com, Ltd. (a)	76,908	650,268

Australia—(Continued)
Cash Converters International, Ltd.	117,571	96,138
Cedar Woods Properties, Ltd.	23,396	114,141
Chandler Macleod Group, Ltd.	16,111	4,211
Coal of Africa, Ltd. (b)	133,534	3,271
Cockatoo Coal, Ltd. (b) (c) (d)	674,454	7,709
Coffey International, Ltd. (b)	63,637	14,482
Collection House, Ltd.	19,217	32,479
Collins Foods, Ltd.	4,975	9,092
Comet Ridge, Ltd. (b)	6,288	607
Cooper Energy, Ltd. (b)	123,859	31,432
Corporate Travel Management, Ltd.	20,836	165,047
Coventry Group, Ltd.	2,905	5,918
Credit Corp. Group, Ltd.	13,415	106,716
CSG, Ltd.	62,197	60,083
CSR, Ltd.	282,278	889,610
Cudeco, Ltd. (a) (b)	51,210	81,119
Cue Energy Resources, Ltd. (b)	171,183	13,737
Data #3, Ltd.	55,471	29,963
Decmil Group, Ltd.	56,744	67,732
Dick Smith Holdings, Ltd.	12,743	21,610
Domino’s Pizza Enterprises, Ltd.	23,859	486,427
Downer EDI, Ltd.	238,347	912,393
Drillsearch Energy, Ltd. (a) (b)	218,929	145,327
DuluxGroup, Ltd.	150,053	706,279
DWS, Ltd.	36,847	31,845
Echo Entertainment Group, Ltd.	45,092	138,110
Emeco Holdings, Ltd. (b)	314,914	37,002
Empire Oil & Gas NL (b)	591,457	2,839
Energy Resources of Australia, Ltd. (b)	51,910	55,063
Energy World Corp., Ltd. (b)	325,379	78,240
Equatorial Resources, Ltd. (b)	18,658	3,631
Equity Trustees, Ltd.	2,137	33,684
ERM Power, Ltd.	37,829	65,272
eServGlobal, Ltd. (b)	43,068	19,644
Ethane Pipeline Income Fund	3,869	5,520
Euroz, Ltd.	23,559	20,471
Evolution Mining, Ltd. (a)	113,688	60,001
Fairfax Media, Ltd.	944,011	668,458
Fantastic Holdings, Ltd.	1,151	1,663
FAR, Ltd. (b)	882,955	61,604
Finbar Group, Ltd.	6,909	7,311
Fleetwood Corp., Ltd. (a)	22,683	31,377
FlexiGroup, Ltd.	40,135	97,719
Flinders Mines, Ltd. (b)	606,380	6,440
Focus Minerals, Ltd. (b)	1,919,942	10,674
Funtastic, Ltd.	88,662	3,332
G8 Education, Ltd.	68,745	232,471
Galaxy Resources, Ltd. (b)	75,661	1,527
Geodynamics, Ltd. (b)	82,317	2,571
Gindalbie Metals, Ltd. (b)	346,087	5,656
Global Construction Services, Ltd. (b)	9,380	3,865
Goodman Fielder, Ltd.	694,503	362,927
GrainCorp, Ltd. - Class A	79,604	533,621
Grange Resources, Ltd.	120,000	10,166
Greencross, Ltd. (a)	9,967	64,437
Greenland Minerals & Energy, Ltd. (b)	69,811	4,158
Gryphon Minerals, Ltd. (b)	118,469	6,202

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
GUD Holdings, Ltd.	30,519	$178,868
GWA Group, Ltd. (a)	104,110	251,119
Hansen Technologies, Ltd.	38,199	56,720
HFA Holdings, Ltd.	45,623	56,132
Hillgrove Resources, Ltd. (b)	25,884	9,508
Hills, Ltd.	80,453	77,199
Horizon Oil, Ltd. (a) (b)	652,736	85,513
Icon Energy, Ltd. (b)	157,110	12,768
IDM International, Ltd. (b) (c)	49,237	0
iiNET, Ltd.	65,072	415,522
Iluka Resources, Ltd.	61,051	293,483
Imdex, Ltd. (b)	77,362	29,994
IMF Bentham, Ltd.	49,173	84,466
Independence Group NL	99,103	355,191
Indophil Resources NL (b)	149,398	35,808
Infigen Energy, Ltd. (a) (b)	282,132	54,972
Infomedia, Ltd.	104,748	101,302
Integrated Research, Ltd.	28,972	22,226
International Ferro Metals, Ltd. (b)	82,765	5,002
Intrepid Mines, Ltd. (b)	32,795	3,589
Invocare, Ltd. (a)	38,500	378,338
IOOF Holdings, Ltd.	74,630	538,228
Iress, Ltd.	48,479	421,194
iSelect, Ltd. (b)	46,213	48,222
JB Hi-Fi, Ltd. (a)	51,555	660,721
Jumbo Interactive, Ltd.	17,427	14,257
Jupiter Mines, Ltd. (b) (c) (d)	63,164	10,932
K&S Corp., Ltd.	1,802	1,839
Karoon Gas Australia, Ltd. (a) (b)	75,600	148,200
Kingsgate Consolidated, Ltd. (a) (b)	121,238	65,450
Kingsrose Mining, Ltd. (b)	83,494	17,245
Liquefied Natural Gas, Ltd. (a) (b)	11,253	22,384
Lycopodium, Ltd.	6,953	9,035
M2 Group, Ltd.	56,624	373,504
MACA, Ltd.	56,351	39,086
Macmahon Holdings, Ltd. (b)	380,170	22,333
Macquarie Atlas Roads Group	101,440	263,179
Macquarie Telecom Group, Ltd.	3,983	16,020
Magellan Financial Group, Ltd.	27,343	364,597
Matrix Composites & Engineering, Ltd. (b)	14,874	8,810
Maverick Drilling & Exploration, Ltd. (b)	41,036	5,374
MaxiTRANS Industries, Ltd.	59,013	25,466
Mayne Pharma Group, Ltd. (b)	134,949	71,346
McMillan Shakespeare, Ltd.	25,770	219,557
McPherson’s, Ltd.	34,460	34,747
Medusa Mining, Ltd. (a) (b)	60,972	32,446
Melbourne IT, Ltd.	36,135	42,777
Metals X, Ltd.	49,887	31,819
Metcash, Ltd. (a)	369,266	555,298
Mincor Resources NL	105,687	50,181
Mineral Deposits, Ltd. (b)	45,217	27,464
Mineral Resources, Ltd. (a)	41,091	251,504
MMA Offshore Ltd. (a)	100,235	100,592
Monadelphous Group, Ltd. (a)	33,774	256,781
Morning Star Gold NL (b) (c) (d)	33,455	574
Mortgage Choice, Ltd.	48,689	96,718
Mount Gibson Iron, Ltd.	439,215	87,029

Australia—(Continued)
Myer Holdings, Ltd. (a)	205,735	233,913
MyState, Ltd.	3,899	15,121
Nanosonics, Ltd. (b)	39,800	44,307
Navitas, Ltd.	96,272	395,170
nearmap, Ltd. (b)	85,792	46,180
Newsat, Ltd. (a) (b)	113,333	15,743
Nexus Energy, Ltd. (b) (c) (d)	625,142	4,976
NIB Holdings, Ltd.	238,467	609,506
Nick Scali, Ltd.	16,348	37,459
Noble Mineral Resources, Ltd. (b) (c) (d)	83,737	0
Northern Iron, Ltd. (b)	90,404	1,329
Northern Star Resources, Ltd.	220,636	269,078
NRW Holdings, Ltd.	94,219	27,547
Nufarm, Ltd.	79,335	305,491
Orocobre, Ltd. (a) (b)	38,552	87,007
OrotonGroup, Ltd.	8,647	26,725
Otto Energy, Ltd. (b)	308,140	24,178
OZ Minerals, Ltd.	126,408	355,151
OzForex Group, Ltd.	22,143	50,846
Pacific Brands, Ltd. (a)	369,147	161,884
Paladin Energy, Ltd. (a) (b)	612,137	177,971
Pan Pacific Petroleum NL (b)	55,564	1,808
PanAust, Ltd.	144,580	164,915
Panoramic Resources, Ltd.	146,618	50,254
PaperlinX, Ltd. (b)	340,846	11,702
Patties Foods, Ltd.	16,945	17,421
Peet, Ltd.	88,199	75,647
Peninsula Energy, Ltd. (b)	454,116	7,324
Perpetual, Ltd.	19,830	742,778
Perseus Mining, Ltd. (a) (b)	185,112	39,355
Phosphagenics, Ltd. (b)	345,965	21,230
Platinum Australia, Ltd. (b) (c) (d)	116,796	572
Pluton Resources, Ltd. (b) (c) (d)	48,332	541
PMP, Ltd. (b)	158,703	55,127
Premier Investments, Ltd.	44,992	359,342
Primary Health Care, Ltd.	216,119	826,148
Prime Media Group, Ltd.	93,371	69,178
Programmed Maintenance Services, Ltd.	50,859	106,316
Qube Holdings, Ltd.	111,143	219,176
RCG Corp., Ltd.	60,643	32,744
RCR Tomlinson, Ltd.	52,610	94,172
Reckon, Ltd. (a)	36,898	55,682
Redflex Holdings, Ltd.	19,984	16,372
Regional Express Holdings, Ltd. (b)	9,952	8,367
Regis Resources, Ltd. (a) (b)	141,782	223,718
Reject Shop, Ltd. (The)	12,421	62,112
Resolute Mining, Ltd. (b)	248,330	53,816
Resource Generation, Ltd. (b)	58,515	5,305
Retail Food Group, Ltd.	52,405	244,820
Rex Minerals, Ltd. (b)	42,465	3,795
Ridley Corp., Ltd.	123,003	93,817
RungePincockMinarco, Ltd. (b)	4,190	2,052
Ruralco Holdings, Ltd.	7,095	20,224
SAI Global, Ltd.	62,244	201,931
Salmat, Ltd.	45,807	44,274
Samson Oil & Gas, Ltd. (b)	581,639	5,268
Sandfire Resources NL	40,717	149,566

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Saracen Mineral Holdings, Ltd. (b)	318,233	$66,403
Sedgman, Ltd.	48,829	22,324
Select Harvests, Ltd. (a)	26,863	144,226
Senex Energy, Ltd. (b)	248,220	65,112
Servcorp, Ltd.	26,561	120,985
Service Stream, Ltd. (b)	67,295	10,136
Seven West Media, Ltd.	84,939	93,066
Sigma Pharmaceuticals, Ltd.	621,692	372,830
Silex Systems, Ltd. (a) (b)	28,112	11,707
Silver Chef, Ltd.	6,956	33,844
Silver Lake Resources, Ltd. (a) (b)	112,092	17,879
Sims Metal Management, Ltd. (a)	81,094	790,689
Sirtex Medical, Ltd.	22,520	518,319
Skilled Group, Ltd.	81,174	98,624
Slater & Gordon, Ltd.	62,608	324,416
SMS Management & Technology, Ltd.	35,576	102,142
Southern Cross Electrical Engineering, Ltd.	22,440	7,532
Southern Cross Media Group, Ltd. (a)	228,727	208,108
Spark Infrastructure Group	594,486	1,028,988
Specialty Fashion Group, Ltd.	34,701	20,634
St. Barbara, Ltd. (b)	192,892	16,576
Starpharma Holdings, Ltd. (a) (b)	81,789	35,037
Steadfast Group, Ltd.	8,636	10,821
Strike Energy, Ltd. (b)	182,555	17,115
STW Communications Group, Ltd.	131,014	103,089
Sundance Energy Australia, Ltd. (b)	177,630	76,540
Sundance Resources, Ltd. (a) (b)	819,104	16,464
Sunland Group, Ltd.	40,150	52,356
Super Retail Group, Ltd. (a)	69,714	403,845
Swick Mining Services, Ltd.	56,563	9,757
TABCORP Holdings, Ltd.	153,746	518,669
Tap Oil, Ltd. (b)	83,681	28,480
Tassal Group, Ltd.	66,700	211,632
Technology One, Ltd.	85,252	220,802
Ten Network Holdings, Ltd. (b)	919,245	167,756
TFS Corp., Ltd. (a)	78,407	98,428
Thorn Group, Ltd.	56,537	142,466
Tiger Resources, Ltd. (b)	409,321	43,618
Toro Energy, Ltd. (b)	75,052	4,862
Tox Free Solutions, Ltd.	67,596	130,703
Transfield Services, Ltd. (b)	195,706	259,935
Transpacific Industries Group, Ltd.	693,108	485,384
Troy Resources, Ltd. (a) (b)	47,537	17,887
UGL, Ltd.	29,320	52,122
UXC, Ltd.	122,634	73,876
Villa World, Ltd.	12,858	19,836
Village Roadshow, Ltd.	32,709	159,929
Virgin Australia Holdings, Ltd. (b)	442,369	151,612
Virgin Australia International Holding, Ltd. (b) (c) (d)	968,773	1
Virtus Health, Ltd.	5,022	32,030
Vision Eye Institute, Ltd.	37,056	21,933
Vita Group, Ltd.	18,112	20,068
Vocus Communications, Ltd. (a)	35,458	184,196
Watpac, Ltd.	37,999	25,515
WDS, Ltd.	55,558	11,314
Webjet, Ltd. (a)	22,295	52,342

Australia—(Continued)
Western Areas, Ltd.	104,247	314,524
Western Desert Resources, Ltd. (b) (c) (d)	64,456	7,630
Wide Bay Australia, Ltd.	9,275	40,161

		35,707,300

Austria—0.9%
A-TEC Industries AG (a) (b) (c) (d)	1,749	0
Agrana Beteiligungs AG (a)	1,574	135,212
AMS AG	29,130	1,058,412
Austria Technologie & Systemtechnik AG	8,686	93,572
CA Immobilien Anlagen AG (b)	22,098	414,416
CAT Oil AG (a)	6,549	116,862
Conwert Immobilien Invest SE (b)	12,343	145,721
DO & Co. AG	1,623	122,307
EVN AG	10,637	128,718
Flughafen Wien AG (a)	1,221	114,975
Frauenthal Holding AG	270	2,940
Kapsch TrafficCom AG (b)	2,222	47,041
Lenzing AG (a)	2,817	178,681
Mayr Melnhof Karton AG	3,412	354,081
Oberbank AG	174	10,601
Oesterreichische Post AG	10,288	501,602
Palfinger AG (a)	5,947	151,036
PIAG Immobilien AG (b)	211	1,723
POLYTEC Holding AG	10,783	81,126
Porr AG	211	11,379
RHI AG (a)	6,522	147,329
Rosenbauer International AG	1,972	170,276
S IMMO AG (b)	35,979	268,393
Schoeller-Bleckmann Oilfield Equipment AG	3,509	253,421
Semperit AG Holding	6,630	320,826
Strabag SE	6,827	150,140
Uniqa Insurance Group AG	14,804	138,588
Wienerberger AG (a)	39,101	538,650
Zumtobel Group AG	19,568	440,745

		6,098,773

Belgium—1.3%
Ablynx NV (b)	15,614	170,688
Ackermans & van Haaren NV	8,515	1,048,375
AGFA-Gevaert NV (b)	125,762	317,913
Arseus NV	13,446	564,945
Atenor Group	1,048	50,689
Banque Nationale de Belgique	104	419,821
Barco NV	5,073	357,534
Cie d’Entreprises CFE	5,563	572,116
Cie Immobiliere de Belgique S.A.	1,054	54,807
Cie Maritime Belge S.A. (a)	6,424	118,521
D’ieteren S.A. (a)	7,905	279,797
Deceuninck NV	49,164	103,653
Econocom Group S.A. NV (a)	22,022	174,068
Elia System Operator S.A.	8,825	409,784
Euronav NV (a) (b)	12,873	161,381
EVS Broadcast Equipment S.A.	4,761	172,014
Exmar NV	10,339	128,850
Galapagos NV (b)	16,401	307,415

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Belgium—(Continued)
GIMV NV	250	$11,504
Hamon & CIE S.A. (b)	300	3,702
Ion Beam Applications (b)	11,487	199,275
Jensen-Group NV	738	14,215
Kinepolis Group NV	12,900	522,250
Lotus Bakeries NV	118	133,218
Melexis NV	13,858	624,252
Mobistar S.A. (b)	6,929	164,048
NV Bekaert S.A.	10,260	324,651
Nyrstar NV (b)	89,106	315,700
Picanol (b)	1,699	54,565
RealDolmen NV (b)	1,200	24,264
Recticel S.A.	13,561	84,462
Rentabiliweb Group (b)	1,352	10,857
Resilux NV	55	7,090
RHJ International S.A. (a) (b)	20,442	114,189
Roularta Media Group NV (b)	1,629	24,127
Sioen Industries NV	4,097	56,005
Sipef S.A.	3,346	193,048
Tessenderlo Chemie NV (b)	19,032	481,406
ThromboGenics NV (b)	9,279	73,597
Van de Velde NV	3,377	159,098
Viohalco S.A. (a) (b)	45,397	105,714

		9,113,608

Cambodia—0.1%
NagaCorp., Ltd. (a)	412,000	335,739

Canada—8.9%
5N Plus, Inc. (a) (b)	33,732	71,715
Aberdeen International, Inc. (b)	9,500	1,308
Absolute Software Corp.	15,354	107,311
Acadian Timber Corp.	3,800	49,389
Advantage Oil & Gas, Ltd. (b)	117,131	560,551
Aecon Group, Inc. (a)	40,222	370,785
AG Growth International, Inc. (a)	4,720	229,581
AGF Management, Ltd. - Class B (a)	24,101	176,121
AgJunction, Inc. (b)	12,375	6,604
AGT Food & Ingredients, Inc. (a)	7,201	170,697
Ainsworth Lumber Co., Ltd. (a) (b)	57,353	164,388
Air Canada (b)	15,459	157,943
AirBoss of America Corp.	2,361	24,833
Akita Drilling, Ltd. - Class A	2,003	21,378
Alacer Gold Corp.	58,689	117,701
Alamos Gold, Inc.	33,207	237,234
Alaris Royalty Corp. (a)	6,854	208,605
Algoma Central Corp.	4,410	62,252
Algonquin Power & Utilities Corp. (a)	62,193	516,045
Alterra Power Corp. (b)	150,766	42,175
Altius Minerals Corp. (a) (b)	9,660	114,826
Altus Group, Ltd.	14,488	259,507
Amerigo Resources, Ltd. (b)	44,359	10,309
Amica Mature Lifestyles, Inc.	7,591	45,933
Anderson Energy, Ltd. (b)	46,999	4,652
Andrew Peller, Ltd. - Class A	1,139	14,774
Argonaut Gold, Inc. (a) (b)	37,825	59,580

Canada—(Continued)
Arsenal Energy, Inc. (a)	8,955	52,182
Artek Exploration, Ltd. (a) (b)	14,269	21,493
Asanko Gold, Inc. (a) (b)	23,027	35,676
Athabasca Oil Corp. (b)	3,614	8,057
ATS Automation Tooling Systems, Inc. (b)	39,833	531,427
AuRico Gold, Inc.	90,755	300,746
AutoCanada, Inc.	10,728	410,911
Avalon Rare Metals, Inc. (b)	28,205	5,705
Avigilon Corp. (a) (b)	9,681	159,822
Axia NetMedia Corp. (a)	22,633	62,144
B2Gold Corp. (b)	192,668	315,088
Badger Daylighting, Ltd. (a)	18,762	427,143
Ballard Power Systems, Inc. (a) (b)	5,735	11,699
Bankers Petroleum, Ltd. (b)	167,493	469,984
Bellatrix Exploration, Ltd. (a) (b)	60,265	219,419
Birchcliff Energy, Ltd. (a) (b)	58,552	394,110
Bird Construction, Inc. (a)	10,012	102,809
Black Diamond Group, Ltd. (a)	19,812	217,253
BlackPearl Resources, Inc. (a) (b)	117,817	117,634
BMTC Group, Inc. - Class A	5,387	75,116
BNK Petroleum, Inc. (a) (b)	29,567	10,561
Bonterra Energy Corp. (a)	8,999	322,610
Boralex, Inc. - Class A	9,402	103,990
Brookfield Real Estate Services, Inc.	800	8,924
Brookfield Residential Properties, Inc. (b)	8,385	201,722
Brookfield Residential Properties, Inc. (U.S. Listed Shares) (b)	723	17,395
Calfrac Well Services, Ltd.	22,555	194,333
Calian Technologies, Ltd.	2,846	43,236
Calvalley Petroleums, Inc. - Class A	19,422	15,714
Canaccord Genuity Group, Inc.	54,653	367,395
Canacol Energy, Ltd. (b)	32,061	68,438
Canadian Energy Services & Technology Corp. (a)	70,437	384,984
Canadian Western Bank	10,887	306,894
Canam Group, Inc.	22,324	217,706
CanElson Drilling, Inc.	29,863	104,616
Canexus Corp. (a)	56,579	158,760
Canfor Corp. (b)	10,739	273,975
Canfor Pulp Products, Inc.	15,297	191,706
CanWel Building Materials Group, Ltd.	9,304	47,249
Canyon Services Group, Inc.	27,085	209,584
Capital Power Corp. (a)	43,408	971,431
Capstone Infrastructure Corp. (a)	33,717	92,868
Capstone Mining Corp. (b)	95,339	166,585
Cascades, Inc.	46,236	279,374
Cathedral Energy Services, Ltd.	13,349	31,368
CCL Industries, Inc. - Class B	11,359	1,230,640
Celestica, Inc. (b)	69,230	813,384
Celestica, Inc. (U.S. Listed Shares) (b)	3,026	35,525
Centerra Gold, Inc.	25,163	130,818
Cequence Energy, Ltd. (a) (b)	86,636	79,045
Cervus Equipment Corp.	2,164	38,351
Chaparral Gold Corp. (b)	15,698	6,553
China Gold International Resources Corp., Ltd. (a) (b)	40,813	72,366
Chinook Energy, Inc. (b)	27,917	30,517
Cineplex, Inc. (a)	23,236	896,600

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Clairvest Group, Inc.	200	$4,646
Clarke, Inc. (a)	2,830	24,359
Clearwater Seafoods, Inc.	4,900	50,021
Cogeco Cable, Inc.	5,082	313,371
Cogeco, Inc.	2,276	119,697
Colabor Group, Inc.	9,830	28,344
COM DEV International, Ltd.	31,775	109,126
Computer Modelling Group, Ltd.	24,820	255,079
Connacher Oil and Gas, Ltd. (b)	280,466	9,656
Copper Mountain Mining Corp. (a) (b)	57,011	77,533
Corby Spirit and Wine, Ltd.	8,057	159,365
Corridor Resources, Inc. (a) (b)	21,385	16,014
Corus Entertainment, Inc. - B Shares	30,690	606,245
Cott Corp.	2,000	13,760
Cott Corp.	36,205	249,614
Crew Energy, Inc. (a) (b)	69,029	351,740
DeeThree Exploration, Ltd. (b)	30,762	135,302
Delphi Energy Corp. (b)	95,850	123,752
Denison Mines Corp. (a) (b)	247,548	240,772
Descartes Systems Group, Inc. (The) (a) (b)	1,850	27,417
Descartes Systems Group, Inc. (The) (b)	32,686	485,310
DH Corp. (a)	26,867	848,006
DHX Media, Ltd.	32,525	277,154
DirectCash Payments, Inc.	4,974	83,271
Dominion Diamond Corp. (b)	21,380	384,060
Dominion Diamond Corp. (U.S. Listed Shares) (b)	9,238	165,914
Dorel Industries, Inc. - Class B	10,234	352,526
DragonWave, Inc. (a) (b)	18,544	17,717
Dundee Precious Metals, Inc. (b)	35,880	84,620
Dynasty Metals & Mining, Inc. (b)	8,618	5,934
E-L Financial Corp., Ltd.	112	65,843
Eastern Platinum, Ltd. (a) (b)	42,003	50,976
easyhome, Ltd.	2,000	34,533
EcoSynthetix, Inc. (b)	800	1,033
EGI Financial Holdings, Inc.	900	10,195
Enbridge Income Fund Holdings, Inc. (a)	18,118	629,249
Endeavour Mining Corp. (a) (b)	114,590	41,918
Endeavour Silver Corp. (a) (b)	37,334	81,622
EnerCare, Inc. (a)	25,125	313,576
Enerflex, Ltd.	26,589	375,102
Energy Fuels, Inc. (b)	4,125	25,351
Enghouse Systems, Ltd.	6,389	228,163
Ensign Energy Services, Inc.	29,704	260,786
Epsilon Energy, Ltd. (b)	18,214	65,061
Equitable Group, Inc.	5,801	327,898
Equity Financial Holdings, Inc. (b)	1,100	9,799
Essential Energy Services Trust (b)	53,526	63,118
Evertz Technologies, Ltd.	11,849	179,499
Excellon Resources, Inc. (b)	21,284	12,091
Exchange Income Corp. (a)	7,851	156,777
Exco Technologies, Ltd.	13,332	135,294
Exeter Resource Corp. (b)	11,335	6,439
EXFO, Inc. (a) (b)	13,342	46,510
Extendicare Inc. (a)	36,656	205,713
Fiera Capital Corp.	5,387	58,887
Firm Capital Mortgage Investment Corp.	2,307	24,623
First Majestic Silver Corp. (a) (b)	27,960	140,305

Canada—(Continued)
First National Financial Corp. (a)	5,807	117,510
FirstService Corp.	12,580	641,885
Fortress Paper, Ltd. - Class A (a) (b)	7,338	11,558
Fortuna Silver Mines, Inc. (b)	49,021	222,784
Gamehost, Inc.	4,952	59,247
Genesis Land Development Corp.	14,348	47,547
Glacier Media, Inc.	9,600	12,395
GLENTEL, Inc.	6,859	148,716
Gluskin Sheff & Associates, Inc.	10,833	258,191
GMP Capital, Inc.	33,836	184,936
Golden Star Resources, Ltd. (a) (b)	142,170	30,593
Gran Tierra Energy, Inc. (b)	99,813	383,169
Great Canadian Gaming Corp. (b)	23,794	422,918
Great Panther Silver, Ltd. (b)	67,206	40,492
Guyana Goldfields, Inc. (b)	41,155	99,894
Hanfeng Evergreen, Inc. (b) (c) (d)	12,100	1,348
Heroux-Devtek, Inc. (b)	14,606	142,439
High Liner Foods, Inc.	5,900	115,075
HNZ Group, Inc. (a)	2,917	51,922
Home Capital Group, Inc. (a)	26,768	1,105,695
Horizon North Logistics, Inc. (a)	30,612	69,561
HudBay Minerals, Inc.	82,403	717,781
IAMGOLD Corp. (b)	41,121	111,138
Imax Corp. (b)	21,475	662,845
Imperial Metals Corp. (a) (b)	13,826	118,767
Indigo Books & Music, Inc.	1,986	20,342
Innergex Renewable Energy, Inc. (a)	34,491	337,251
Interfor Corp. (b)	35,592	672,443
International Tower Hill Mines, Ltd. (b)	21,604	9,670
Intertape Polymer Group, Inc. (a)	18,513	296,546
Ithaca Energy, Inc. (b)	94,516	96,810
Ivanhoe Energy, Inc. (a) (b)	6,366	3,288
Ivernia, Inc. (b)	71,989	3,718
Just Energy Group, Inc. (a)	71,937	376,465
K-Bro Linen, Inc. (a)	2,919	115,850
Katanga Mining, Ltd. (b)	26,500	7,983
Kelt Exploration, Ltd. (b)	16,500	99,415
Killam Properties, Inc. (a)	20,651	182,372
Kingsway Financial Services, Inc. (b)	8,765	49,491
Kirkland Lake Gold, Inc. (a) (b)	16,882	48,679
Knight Therapeutics, Inc. (a) (b)	4,998	29,769
Lake Shore Gold Corp. (a) (b)	187,975	126,201
Laurentian Bank of Canada (a)	12,065	518,926
Legacy Oil + Gas, Inc. (b)	55,624	103,415
Leisureworld Senior Care Corp. (a)	11,076	133,373
Leon’s Furniture, Ltd.	9,639	148,509
Leucrotta Exploration, Inc. (b)	41,143	51,349
Lightstream Resources, Ltd. (a)	108,373	111,003
Linamar Corp.	4,197	256,307
Liquor Stores N.A., Ltd. (a)	8,760	116,116
Long Run Exploration, Ltd. (a)	45,123	58,258
Lucara Diamond Corp.	110,136	207,607
MacDonald Dettwiler & Associates, Ltd.	1,252	102,322
Magellan Aerospace Corp.	3,200	37,239
Mainstreet Equity Corp. (a) (b)	2,561	83,522
Major Drilling Group International, Inc. (a)	36,670	180,225
Mandalay Resources Corp.	28,540	22,354

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Manitoba Telecom Services, Inc. (a)	9,487	$221,211
Maple Leaf Foods, Inc. (a)	55,470	929,593
Martinrea International, Inc.	29,089	259,643
Maxim Power Corp. (b)	2,800	6,338
McCoy Global, Inc.	4,388	15,863
Mediagrif Interactive Technologies, Inc. (a)	4,176	64,807
Medical Facilities Corp. (a)	12,861	203,797
Mega Uranium, Ltd. (b)	53,800	5,788
Melcor Developments, Ltd.	2,181	36,888
Migao Corp. (b)	20,785	17,711
Minco Silver Corp. (b)	10,913	5,824
Mitel Networks Corp. (b)	17,443	185,720
Mood Media Corp. (a) (b)	28,391	13,440
Morneau Shepell, Inc. (a)	17,785	267,433
MTY Food Group, Inc. (a)	5,547	160,948
Mullen Group, Ltd. (a)	33,692	617,986
Nautilus Minerals, Inc. (b)	52,914	17,307
Nevada Copper Corp. (a) (b)	10,550	14,983
Nevsun Resources, Ltd.	71,526	275,810
New Flyer Industries, Inc. (a)	15,936	184,900
New Gold, Inc. (b)	48,813	209,235
Newalta Corp.	23,693	359,739
Niko Resources, Ltd. (a) (b)	15,963	3,572
Norbord, Inc. (a)	5,416	120,413
North American Energy Partners, Inc.	14,743	46,698
North American Palladium, Ltd. (b)	108,692	14,501
North West Co., Inc. (The) (a)	17,071	384,972
Northern Dynasty Minerals, Ltd. (a) (b)	27,464	10,638
Northland Power, Inc. (a)	33,179	436,656
NuVista Energy, Ltd. (b)	49,017	312,632
OceanaGold Corp. (a) (b)	150,911	262,386
Ovivo, Inc. - Class A (b)	12,735	25,650
Painted Pony Petroleum, Ltd. (b)	31,738	252,691
Pan American Silver Corp.	35,660	329,037
Parex Resources, Inc. (b)	55,359	361,182
Parkland Fuel Corp. (a)	21,663	405,365
Pason Systems, Inc.	35,716	672,941
Pengrowth Energy Corp. (a)	9,619	30,303
Perpetual Energy, Inc. (a) (b)	50,316	49,372
Phoscan Chemical Corp. (b)	28,500	6,991
PHX Energy Services Corp. (a)	12,350	79,513
Pilot Gold, Inc. (b)	11,266	8,630
Platinum Group Metals, Ltd. (b)	32,084	15,189
Points International, Ltd. (a) (b)	5,320	68,458
Polymet Mining Corp. (a) (b)	38,355	39,616
Poseidon Concepts Corp. (b)	17,540	5
Premium Brands Holdings Corp. (a)	7,879	165,610
Primero Mining Corp. (b)	70,253	270,297
Progressive Waste Solutions, Ltd. (a)	1,009	30,336
Pulse Seismic, Inc. (a)	22,620	57,046
QLT, Inc. (b)	25,500	101,622
Questerre Energy Corp. - Class A (a) (b)	83,569	27,693
RB Energy, Inc. (b) (c) (d)	76,741	4,954
Reitmans Canada, Ltd.	4,000	24,101
Reitmans Canada, Ltd. - Class A	18,466	122,545
Richelieu Hardware, Ltd.	6,130	300,749
Richmont Mines, Inc. (b)	12,038	38,234

Canada—(Continued)
Ritchie Bros Auctioneers, Inc. (a)	47,401	1,273,764
RMP Energy, Inc. (b)	72,808	287,021
Rock Energy, Inc. (b)	14,187	42,617
Rocky Mountain Dealerships, Inc. (a)	3,738	30,565
Rogers Sugar, Inc. (a)	35,106	143,530
RONA, Inc.	58,689	699,641
Rubicon Minerals Corp. (b)	49,480	47,700
Russel Metals, Inc. (a)	23,822	531,064
Sabina Gold & Silver Corp. (a) (b)	45,006	13,752
Sandstorm Gold, Ltd. (a) (b)	43,714	148,247
Sandvine Corp. (b)	90,000	253,314
Savanna Energy Services Corp. (a)	34,913	101,572
Scorpio Mining Corp. (b)	88,421	17,885
Sears Canada, Inc. (a) (b)	5,768	55,803
Secure Energy Services, Inc.	55,376	808,858
SEMAFO, Inc. (a) (b)	123,983	318,015
Serinus Energy, Inc. (b)	1,398	1,215
ShawCor, Ltd.	16,891	616,439
Sherritt International Corp.	132,332	341,708
Shore Gold, Inc. (b)	82,170	15,913
Sierra Wireless, Inc. (a) (b)	18,510	879,456
Sierra Wireless, Inc. (U.S. Listed Shares) (a) (b)	1,403	66,488
Silver Standard Resources, Inc. (b)	37,551	188,434
Solium Capital, Inc. (b)	5,617	37,082
Sprott Resource Corp. (b)	40,405	65,382
Sprott, Inc. (a)	56,027	117,667
Spyglass Resources Corp. (a)	38,341	10,890
St Andrew Goldfields, Ltd. (b)	87,850	18,904
Stantec, Inc. (a)	11,416	313,748
Stella-Jones, Inc.	13,690	385,790
Stornoway Diamond Corp. (a) (b)	33,687	15,368
Strad Energy Services, Ltd. (a)	10,641	32,789
Stuart Olson, Inc.	11,157	73,368
Student Transportation, Inc. (a)	25,025	155,518
SunOpta, Inc. (a) (b)	27,492	325,607
Superior Plus Corp. (a)	45,949	474,203
Surge Energy, Inc. (a)	64,375	203,908
TAG Oil, Ltd. (a) (b)	22,471	30,560
Taseko Mines, Ltd. (a) (b)	108,786	111,427
Tembec, Inc. (a) (b)	32,111	78,218
Teranga Gold Corp. (a) (b)	64,711	25,343
Teranga Gold Corp. (b)	26,882	10,114
Tethys Petroleum, Ltd. (b)	99,200	18,785
Thompson Creek Metals Co., Inc. (b)	107,292	178,235
Timminco, Ltd. (b) (d)	16,700	25
Timmins Gold Corp. (a) (b)	48,198	47,294
TORC Oil & Gas, Ltd. (a)	24,524	162,536
Toromont Industries, Ltd. (a)	29,983	735,768
Torstar Corp. - Class B (a)	21,453	120,394
Total Energy Services, Inc.	12,098	135,163
Transcontinental, Inc. - Class A (a)	24,630	351,070
TransForce, Inc.	29,364	747,875
TransGlobe Energy Corp.	36,372	150,898
Transition Therapeutics, Inc. (b)	800	5,378
Trican Well Service, Ltd. (a)	55,663	266,864
Trinidad Drilling, Ltd.	41,200	184,403
TSO3, Inc. (b)	4,613	6,393

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Twin Butte Energy, Ltd. (a)	80,345	$56,708
Uex Corp. (b)	89,800	22,029
Uni-Select, Inc.	8,978	236,467
Valener, Inc.	16,039	221,161
Vecima Networks, Inc.	2,500	20,658
Vicwest, Inc.	7,994	86,284
Wajax Corp. (a)	5,527	146,381
Wesdome Gold Mines, Ltd. (b)	38,107	41,000
Western Energy Services Corp. (a)	17,973	92,974
Western Forest Products, Inc.	114,503	266,103
WesternOne, Inc.	10,000	26,683
Westshore Terminals Investment Corp. (a)	23,388	636,738
Whistler Blackcomb Holdings, Inc.	12,342	217,987
Whitecap Resources, Inc. (a)	46,861	461,430
Wi-Lan, Inc. (a)	47,561	142,462
Winpak, Ltd.	6,902	198,957
WSP Global, Inc. (a)	18,898	567,038
Xtreme Drilling & Coil Services Corp. (b)	11,600	22,365
Yangarra Resources, Ltd. (b)	5,900	5,942
Yellow Media, Ltd. (b)	800	13,483
Zargon Oil & Gas, Ltd. (a)	11,121	36,183
ZCL Composites, Inc. (a)	9,681	50,497
Zenith Epigenetics Corp. (b) (c) (d)	12,830	894

		60,631,696

China—0.0%
China Chuanglian Education Group, Ltd. (b)	336,000	11,896
China Everbright Water, Ltd. (a) (b)	15,700	11,852

		23,748

Denmark—1.7%
ALK-Abello A/S	1,476	155,779
Alm Brand A/S (b)	36,562	192,819
Ambu A/S (a)	10,644	257,470
Auriga Industries A/S - Class B (a) (b)	7,154	357,427
Bakkafrost P/F	8,908	200,210
Bang & Olufsen A/S (a) (b)	9,221	53,970
Bavarian Nordic A/S (b)	14,671	469,712
BoConcept Holding A/S - Class B (b)	228	2,579
Brodrene Hartmann A/S	52	1,462
D/S Norden A/S (a)	5,328	112,369
DFDS A/S	1,949	187,138
East Asiatic Co., Ltd. A/S (a)	1,352	11,422
FLSmidth & Co. A/S (a)	15,168	665,371
Genmab A/S (b)	10,677	620,009
GN Store Nord A/S	70,478	1,534,253
Greentech Energy Systems A/S (b)	1,142	1,315
Gronlandsbanken AB	17	1,690
Harboes Bryggeri A/S - Class B	1,454	19,487
IC Group A/S	3,209	73,477
Jeudan A/S	201	18,026
Jyske Bank A/S (b)	14,672	739,588
NKT Holding A/S	5,902	315,617
Nordjyske Bank A/S	185	3,156
Parken Sport & Entertainment A/S (b)	2,351	20,596
PER Aarsleff A/S - Class B	962	179,865

Denmark—(Continued)
Ringkjoebing Landbobank A/S	2,134	398,208
Rockwool International A/S - B Shares	3,675	415,235
Royal Unibrew A/S (b)	4,703	826,427
Schouw & Co.	8,187	384,631
SimCorp A/S	17,307	456,909
Solar A/S - B Shares	3,176	149,206
Spar Nord Bank A/S	32,428	303,947
Sydbank A/S (b)	20,662	633,827
TK Development A/S (b)	41,237	53,453
Topdanmark A/S (b)	44,967	1,462,571
United International Enterprises	1,090	169,780
Vestjysk Bank A/S (b)	3,300	4,958
Zealand Pharma A/S (a) (b)	1,462	19,716

		11,473,675

Finland—2.4%
Afarak Group Oyj (b)	95,130	36,576
Ahlstrom Oyj (a)	11,406	96,891
Aktia Bank Oyj	3,139	37,108
Alma Media Oyj (b)	32,099	105,157
Amer Sports Oyj	39,602	769,492
Apetit Oyj	1,205	19,812
Aspo Oyj	8,414	57,925
Atria Oyj	2,604	20,835
BasWare Oyj	3,525	175,089
Biotie Therapies Oyj (b)	118,993	27,540
Cargotec Oyj - B Shares (a)	9,511	291,073
Caverion Corp. (a)	58,474	469,018
Citycon Oyj	88,559	276,122
Comptel Oyj	30,187	35,923
Cramo Oyj	9,503	138,878
Elektrobit Oyj	43,163	175,436
Elisa Oyj	32,264	878,119
F-Secure Oyj	54,590	148,606
Finnair Oyj (b)	38,882	116,672
Finnlines Oyj (b)	9,624	186,309
Fiskars Oyj Abp (a)	21,146	460,162
HKScan Oyj - A Shares	6,704	26,492
Huhtamaki Oyj	51,530	1,358,203
Ilkka-Yhtyma Oyj	2,976	6,879
Kemira Oyj (a)	41,153	491,563
Kesko Oyj - A Shares	139	4,795
Kesko Oyj - B Shares	35,959	1,310,258
Konecranes Oyj (a)	12,829	368,730
Lassila & Tikanoja Oyj	14,630	267,269
Lemminkainen Oyj (b)	5,098	58,734
Metsa Board Oyj	135,387	727,721
Munksjo Oyj (b)	6,311	68,353
Neste Oil Oyj (a)	19,297	467,583
Okmetic Oyj (b)	6,360	37,170
Olvi Oyj - A Shares	6,303	160,697
Oriola-KD Oyj - B Shares (a) (b)	63,643	267,265
Orion Oyj - Class A (a)	19,816	600,120
Orion Oyj - Class B	43,350	1,345,775
Outokumpu Oyj (a) (b)	102,277	581,132
Outotec Oyj (a)	52,402	276,035

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
PKC Group Oyj	7,155	$151,845
Ponsse Oy	3,208	46,404
Poyry Oyj (b)	14,295	46,019
Raisio plc - V Shares	58,833	299,028
Ramirent Oyj	47,421	368,328
Rapala VMC Oyj	8,902	50,703
Saga Furs Oyj	836	22,239
Sanoma Oyj (a)	28,493	158,648
Stockmann Oyj Abp - B Shares (a)	11,956	91,775
Talvivaara Mining Co. plc (a) (b) (c) (d)	286,881	10,518
Technopolis plc	34,859	156,042
Teleste Oyj	772	4,918
Tieto Oyj	35,284	918,175
Tikkurila Oyj	20,569	360,633
Uponor Oyj (a)	23,381	324,426
Vaisala Oyj - A Shares	4,116	109,162
YIT Oyj (a)	33,084	170,889

		16,237,269

France—4.0%
ABC Arbitrage	4,710	26,665
Air France-KLM (a) (b)	35,222	337,015
Akka Technologies S.A.	2,644	92,532
Albioma S.A.	12,611	251,015
Altamir Amboise	9,152	114,246
Alten S.A.	9,016	385,541
Altran Technologies S.A.	70,704	669,612
APRIL S.A. (a)	9,077	136,531
Assystem	8,352	176,801
Aubay	724	8,907
Audika Groupe	2,159	29,438
Aurea S.A.	1,221	7,132
Axway Software S.A.	2,132	42,572
Beneteau S.A. (b)	19,857	278,072
Bigben Interactive (a)	2,504	15,609
BioMerieux (a)	2,765	286,626
Boiron S.A.	2,317	195,497
Bonduelle S.C.A.	7,722	187,127
Bongrain S.A.	3,042	190,821
Burelle S.A.	184	133,459
Cegedim S.A. (b)	2,929	103,434
Cegid Group	3,132	114,239
Chargeurs S.A. (b)	7,816	47,907
Cie des Alpes (b)	3,241	59,505
Club Mediterranee S.A. (b)	18,244	553,905
Derichebourg S.A.	31,305	96,088
Devoteam S.A.	4,902	89,758
DNXCorp.	277	6,027
Eiffage S.A.	1,036	52,444
Electricite de Strasbourg S.A.	88	11,493
Eramet (a) (b)	1,499	138,080
Esso S.A. Francaise (b)	780	30,094
Etablissements Maurel et Prom (a) (b)	26,859	251,480
Euler Hermes S.A.	2,303	238,322
Euro Disney SCA (b)	7,917	28,257
Eurofins Scientific SE (a)	2,737	696,930

France—(Continued)
Exel Industries - A Shares	618	34,037
Faiveley Transport S.A.	3,053	176,927
Faurecia	31,687	1,178,371
Fimalac	3,854	292,967
Fleury Michon S.A.	461	25,773
GameLoft SE (a) (b)	18,424	74,370
GEA	165	16,654
GECI International (b) (c) (d)	9,793	0
GL Events	2,604	49,380
Groupe Crit	1,538	69,209
Groupe Flo	5,857	17,712
Groupe Gorge	1,266	27,576
Groupe Open (b)	22	255
Guerbet	2,652	109,390
Haulotte Group S.A.	9,947	150,236
Havas S.A.	73,711	601,792
Hi-Media S.A. (b)	16,805	50,669
Ingenico	11,541	1,212,623
Interparfums S.A. (a)	3,970	107,816
Ipsen S.A. (a)	9,287	482,998
IPSOS	10,224	293,209
Jacquet Metal Service	7,386	138,327
Korian - Medica	23,302	851,296
Lagardere SCA	43,210	1,121,442
Lanson-BCC	15	580
Laurent-Perrier	1,367	109,404
Le Noble Age (b)	526	12,993
Lectra	6,966	77,050
LISI	11,625	302,346
Maisons France Confort S.A.	1,754	62,053
Manitou BF S.A. (b)	3,836	56,602
Manutan International	589	29,204
Mersen	8,985	218,216
METabolic EXplorer S.A. (b)	6,035	36,203
Metropole Television S.A.	21,233	399,587
MGI Coutier	3,880	54,630
Montupet	4,620	371,239
Mr. Bricolage	601	10,463
Naturex (a)	2,358	142,592
Neopost S.A. (a)	12,528	711,059
Nexans S.A. (a) (b)	10,429	317,893
Nexity S.A.	9,102	344,337
NextRadioTV	2,690	86,603
Norbert Dentressangle S.A.	2,592	382,629
NRJ Group (b)	13,425	107,020
Onxeo (a) (b)	4,566	28,346
Orco Property Group (b)	4,469	1,939
Orpea (a)	11,486	720,513
Parrot S.A. (b)	2,271	58,223
Pierre & Vacances S.A. (b)	3,103	83,683
Plastic Omnium S.A.	34,713	942,732
Rallye S.A.	8,372	293,294
Recylex S.A. (b)	8,543	19,230
Remy Cointreau S.A. (a)	2,514	167,922
Robertet S.A.	14	2,710
Rubis SCA (a)	13,435	765,853
Saft Groupe S.A. (a)	16,151	488,837

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Samse S.A.	107	$13,337
Sartorius Stedim Biotech	1,196	233,382
SEB S.A.	5,541	412,356
Seche Environnement S.A.	1,555	37,400
Sequana S.A. (a) (b)	10,224	32,436
Soc Mar Tunnel Prado Car	293	10,803
Societe d’Edition de Canal Plus	21,604	152,709
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	16	750
Societe Television Francaise 1	48,640	744,048
Soitec (a) (b)	97,742	119,282
Solocal Group (b)	127,228	89,141
Somfy S.A.	202	50,747
Sopra Group S.A.	6,938	531,768
Spir Communication S.A. (b)	848	11,144
Stallergenes S.A.	202	12,089
Ste Industrielle d’Aviation Latecoere S.A. (b)	3,195	33,589
STEF S.A.	1,145	62,272
Store Electronic (b)	715	11,913
Sword Group	3,419	72,338
Synergie S.A.	5,633	126,385
Technicolor S.A. (b)	88,305	495,257
Teleperformance	23,036	1,566,255
Tessi S.A.	895	99,203
TFF Group	308	23,663
Theolia S.A. (b)	38,489	24,644
Thermador Groupe	846	72,683
Total Gabon	324	115,289
Touax S.A.	1,463	26,049
Trigano S.A.	5,078	136,548
UBISOFT Entertainment (b)	34,287	627,714
Union Financiere de France BQE S.A.	1,856	46,939
Valneva SE (a) (b)	9,152	46,703
Vetoquinol S.A.	706	30,667
Vicat S.A. (a)	4,054	292,248
Viel et Co.	3,978	8,872
Vilmorin & Cie S.A. (a)	2,214	226,550
Virbac S.A.	1,586	332,760
VM Materiaux S.A.	235	6,328
Vranken-Pommery Monopole S.A.	958	27,379

		27,535,835

Germany—5.2%
Aareal Bank AG	32,420	1,305,608
Adler Modemaerkte AG	2,828	45,633
ADVA Optical Networking SE (b)	13,833	50,040
Air Berlin plc (a) (b)	23,494	31,657
Aixtron SE (b)	30,799	349,132
Allgeier SE	2,942	49,925
Amadeus Fire AG	2,610	196,328
Analytik Jena AG (b)	501	8,468
Aurubis AG (a)	11,259	633,972
Balda AG (a)	14,264	52,358
Basler AG	236	10,976
Bauer AG (b)	3,740	60,392
BayWa AG	305	13,367

Germany—(Continued)
BayWa AG (a)	4,949	183,342
Bechtle AG	9,570	759,746
Bertrandt AG	1,498	208,453
Bijou Brigitte AG	1,353	82,900
Biotest AG	1,823	196,708
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	29,432	137,359
CANCOM SE (a)	7,824	335,888
Carl Zeiss Meditec AG (a)	8,860	226,211
Celesio AG	34,772	1,124,333
CENIT AG	5,981	85,337
CENTROTEC Sustainable AG	3,158	54,546
Cewe Stiftung & Co KGaA	3,145	195,662
Comdirect Bank AG	10,859	109,019
CompuGroup Medical AG	8,338	200,768
Constantin Medien AG (b)	15,941	25,091
CropEnergies AG	9,235	32,625
CTS Eventim AG & Co. KGaA	19,994	594,251
Data Modul AG	138	3,393
DEAG Deutsche Entertainment AG	2,049	17,021
Delticom AG (a)	1,562	35,756
Deutsche Beteiligungs AG	2,815	86,562
Deutsche Wohnen AG	145,731	3,462,603
Deutz AG	27,142	130,834
Dialog Semiconductor plc (b)	20,668	730,636
DMG Mori Seiki AG	20,797	591,308
Dr. Hoenle AG	2,084	42,286
Draegerwerk AG & Co. KGaA	1,062	81,676
Drillisch AG (a)	30,810	1,102,435
Duerr AG	7,627	676,092
Eckert & Ziegler AG	1,629	36,960
Elmos Semiconductor AG	7,336	143,729
ElringKlinger AG (a)	8,177	284,909
Euromicron AG (b)	2,048	28,228
Evotec AG (a) (b)	24,706	109,173
Francotyp-Postalia Holding AG	3,300	15,833
Freenet AG	56,906	1,631,336
GAGFAH S.A. (b)	36,892	825,441
Gerresheimer AG	9,467	511,990
Gerry Weber International AG (a)	9,842	406,727
Gesco AG	1,521	128,972
GFK SE	7,937	325,785
GFT Technologies AG	9,142	136,249
Grammer AG	7,596	303,684
Grenkeleasing AG	2,371	253,761
H&R AG (b)	4,113	37,569
Hamburger Hafen und Logistik AG (a)	7,123	148,090
Hawesko Holding AG	768	38,571
Heidelberger Druckmaschinen AG (a) (b)	153,682	384,992
Homag Group AG	1,678	60,915
Indus Holding AG	13,812	636,771
Init Innovation In Traffic Systems AG	1,794	44,426
Intershop Communications AG (b)	7,747	9,900
Isra Vision AG	2,083	116,188
Jenoptik AG	13,989	175,432
Joyou AG (b)	688	9,667
Kloeckner & Co. SE (b)	35,300	380,425

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Koenig & Bauer AG (b)	4,373	$53,127
Kontron AG (b)	18,397	111,024
Krones AG	3,938	384,763
KSB AG	103	52,043
KUKA AG (a)	7,861	557,751
KWS Saat AG	949	308,642
Leifheit AG	945	52,993
Leoni AG	10,537	629,534
LPKF Laser & Electronics AG (a)	5,852	76,673
Manz AG (a) (b)	1,272	86,104
Medigene AG (b)	3,423	15,441
MLP AG	20,985	93,507
Morphosys AG (b)	182	16,851
MTU Aero Engines AG	9,938	867,723
Muehlbauer Holding AG	305	6,408
MVV Energie AG	5,940	171,260
Nemetschek AG	3,207	325,588
Nexus AG	2,080	30,456
Nordex SE (b)	21,916	397,784
NORMA Group SE	9,034	431,086
OHB AG	2,315	55,244
OSRAM Licht AG (b)	2,100	82,745
Patrizia Immobilien AG (b)	14,507	213,957
Pfeiffer Vacuum Technology AG (a)	3,315	275,171
PNE Wind AG	24,548	64,609
Progress-Werk Oberkirch AG	822	34,803
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (b)	2,118	30,523
Puma SE (a)	203	42,384
PVA TePla AG (b)	3,358	6,573
QSC AG (a)	26,632	56,117
R Stahl AG	1,594	76,209
Rational AG	874	274,693
Rheinmetall AG	10,024	439,010
Rhoen Klinikum AG	32,246	902,747
RIB Software AG (a)	1,026	13,495
SAF-Holland S.A.	31,896	428,314
Salzgitter AG (a)	11,250	316,975
Schaltbau Holding AG (a)	1,687	85,854
SGL Carbon SE (a) (b)	18,022	299,137
SHW AG	1,551	69,207
Singulus Technologies AG (a) (b)	35,179	28,703
Sixt SE (a)	9,652	373,418
SMA Solar Technology AG (a) (b)	3,992	73,364
SMT Scharf AG	831	13,883
Softing AG	1,971	34,826
Software AG (a)	15,310	374,074
Solarworld AG (b)	348	5,423
Stada Arzneimittel AG	19,797	604,734
STRATEC Biomedical AG	933	51,635
Stroeer Media SE	7,568	225,337
Suedzucker AG (a)	4,661	67,471
Surteco SE	400	11,619
Suss Microtec AG (a) (b)	6,216	35,343
Syzygy AG	1,399	10,757
TAG Immobilien AG (a)	77,264	899,371
Takkt AG (a)	9,893	162,854

Germany—(Continued)
Technotrans AG	2,013	22,357
Tom Tailor Holding AG (b)	6,389	91,857
TUI AG (a)	85,669	1,419,948
Vossloh AG (a)	1,443	93,121
VTG AG	4,454	98,879
Wacker Neuson SE	9,168	188,081
Washtec AG	3,397	53,832
Wincor Nixdorf AG	7,052	342,949
XING AG	1,747	196,177

		35,422,958

Hong Kong—3.2%
Alco Holdings, Ltd.	136,000	26,416
Allan International Holdings	70,000	19,498
Allied Group, Ltd.	22,000	92,203
Allied Properties HK, Ltd.	1,774,024	356,442
Anxian Yuan China Holdings, Ltd. (b)	420,000	7,024
Apac Resources, Ltd. (b)	314,782	5,046
APT Satellite Holdings, Ltd.	109,500	154,680
Arts Optical International Holdings, Ltd.	16,000	5,657
Asia Financial Holdings, Ltd.	300,000	124,957
Asia Satellite Telecommunications Holdings, Ltd.	62,500	217,390
Asia Standard International Group, Ltd.	370,000	83,371
Associated International Hotels, Ltd.	14,000	40,801
Aupu Group Holding Co., Ltd.	246,000	44,345
Bel Global Resources Holdings, Ltd. (b) (c) (d)	520,000	0
Bonjour Holdings, Ltd.	615,000	67,296
Bossini International Holdings	302,000	24,443
Brightoil Petroleum Holdings, Ltd. (a) (b)	940,000	236,084
Brockman Mining, Ltd. (b)	2,516,770	112,291
Burwill Holdings, Ltd. (b)	1,226,000	46,437
Cafe de Coral Holdings, Ltd.	134,000	462,683
CEC International Holdings, Ltd.	80,000	24,585
Century City International Holdings, Ltd.	616,000	44,255
Champion Technology Holdings, Ltd.	1,233,093	24,555
Chen Hsong Holdings	150,000	39,380
Cheuk Nang Holdings, Ltd.	87,991	73,755
Chevalier International Holdings, Ltd.	70,000	120,070
China Billion Resources, Ltd. (b) (c) (d)	476,000	0
China Daye Non-Ferrous Metals Mining, Ltd. (b)	2,366,000	39,567
China Dynamics Holdings, Ltd. (a) (b)	1,200,000	104,076
China Electronics Corp. Holdings Co., Ltd.	352,000	84,381
China Energy Development Holdings, Ltd. (a) (b)	3,488,000	66,998
China Financial Services Holdings, Ltd.	288,000	20,353
China Flavors & Fragrances Co., Ltd. (b)	70,147	8,594
China Infrastructure Investment, Ltd. (b)	626,000	9,860
China Metal International Holdings, Inc.	198,000	68,407
China Renji Medical Group, Ltd. (b)	176,700	7,954
China Solar Energy Holdings, Ltd. (b) (c) (d)	162,000	705
China Star Entertainment, Ltd. (b)	3,150,000	54,616
China Strategic Holdings, Ltd. (b)	1,155,000	16,877
China Ting Group Holdings, Ltd.	318,550	14,943
China-Hongkong Photo Products Holdings, Ltd.	284,000	17,949
Chinney Investment, Ltd.	8,000	1,279
Chong Hing Bank, Ltd.	2,945	6,492

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Chow Sang Sang Holdings International, Ltd.	114,000	$297,997
Chu Kong Shipping Enterprise Group Co., Ltd.	154,000	41,462
Chuang’s China Investments, Ltd.	341,000	22,762
Chuang’s Consortium International, Ltd.	446,357	55,156
Chun Wo Development Holdings, Ltd.	78,000	11,094
CITIC Telecom International Holdings, Ltd.	467,000	174,601
CK Life Sciences International Holdings, Inc.	1,874,000	189,929
CNT Group, Ltd.	246,000	13,307
CP Lotus Corp. (b)	1,750,000	40,595
Cross-Harbour Holdings, Ltd. (The)	119,000	113,579
CSI Properties, Ltd.	3,194,023	126,823
CST Mining Group, Ltd. (b)	8,984,000	50,817
Culturecom Holdings, Ltd. (a) (b)	115,000	14,108
Dah Sing Banking Group, Ltd.	172,671	275,699
Dah Sing Financial Holdings, Ltd.	59,860	346,567
Dan Form Holdings Co., Ltd. (b)	433,000	48,364
Dickson Concepts International, Ltd.	131,000	64,741
Dorsett Hospitality International, Ltd.	415,000	70,384
Eagle Nice International Holdings, Ltd.	120,000	21,364
EcoGreen Fine Chemicals Group, Ltd.	90,000	25,210
Emperor Capital Group, Ltd.	84,000	7,844
Emperor Entertainment Hotel, Ltd.	235,000	56,559
Emperor International Holdings	565,250	122,876
Emperor Watch & Jewellery, Ltd.	1,520,000	75,020
ENM Holdings, Ltd. (b)	556,000	33,309
EPI Holdings, Ltd. (b)	652,000	13,069
Esprit Holdings, Ltd. (a)	735,250	878,777
eSun Holdings, Ltd. (b)	400,000	40,205
Excel Value Internationl, Ltd.	78,000	1,710
Fairwood Holdings, Ltd.	34,500	84,337
Far East Consortium International, Ltd.	514,010	198,706
Fountain SET Holdings, Ltd.	422,000	44,519
Fujikon Industrial Holdings, Ltd.	100,000	19,617
Fullshare Holdings, Ltd. (b)	525,000	37,165
Future Bright Holdings, Ltd. (a)	156,000	48,596
G-Resources Group, Ltd. (b)	11,842,800	276,937
GCL New Energy Holdings, Ltd. (b)	872,000	88,703
Genting Hong Kong, Ltd.	20,229	7,095
Get Nice Holdings, Ltd.	1,716,000	76,007
Giordano International, Ltd. (a)	536,000	237,623
Glorious Sun Enterprises, Ltd.	262,000	56,174
Gold Peak Industries Holding, Ltd.	277,714	28,245
Golden Resources Development International, Ltd.	370,000	21,708
Good Fellow Resources Holdings, Ltd. (b)	230,000	15,269
Guangnan Holdings, Ltd.	264,000	35,816
Guotai Junan International Holdings, Ltd. (a)	151,200	114,087
Haitong International Securities Group, Ltd. (a)	200,365	126,286
Hang Fai Enterprises, Ltd. (b)	600,000	21,649
Hao Tian Development Group, Ltd. (b)	780,000	38,242
Harbour Centre Development, Ltd.	88,000	157,631
HKR International, Ltd.	405,600	198,965
Hon Kwok Land Investment Co., Ltd.	140,000	46,033
Hong Kong Aircraft Engineering Co., Ltd.	7,600	83,096
Hong Kong Ferry Holdings Co., Ltd.	22,000	23,828
Hong Kong Television Network, Ltd. (b)	165,000	80,600
Hongkong & Shanghai Hotels (The)	8,000	11,814

Hong Kong—(Continued)
Hongkong Chinese, Ltd.	920,000	169,269
Hopewell Holdings, Ltd.	25,500	93,002
Hsin Chong Construction Group, Ltd.	348,000	44,284
Hung Hing Printing Group, Ltd.	252,000	34,455
Hutchison Telecommunications Hong Kong Holdings, Ltd. (a)	484,000	204,595
I-CABLE Communications, Ltd. (b)	177,000	16,186
Imagi International Holdings, Ltd. (b)	3,635,000	82,625
Integrated Waste Solutions Group Holdings, Ltd. (b)	504,000	20,409
International Standard Resources Holdings, Ltd. (b)	935,000	38,244
iOne Holdings, Ltd.	960,000	25,395
IPE Group, Ltd.	285,000	24,968
IRC, Ltd. (b)	600,000	39,811
IT, Ltd.	330,000	95,122
ITC Properties Group, Ltd.	91,039	45,388
Jinhui Holdings, Ltd. (b)	70,000	11,872
Johnson Electric Holdings, Ltd.	73,375	269,067
K Wah International Holdings, Ltd. (a)	593,259	314,083
Kader Holdings Co., Ltd. (b)	264,000	24,465
Kam Hing International Holdings, Ltd.	196,000	13,362
Kantone Holdings, Ltd. (b)	93,000	11,604
Keck Seng Investments	72,000	63,129
King Stone Energy Group, Ltd. (b)	7,000	202
Kingmaker Footwear Holdings, Ltd.	102,000	15,986
Kingston Financial Group, Ltd.	2,355,000	288,139
Kowloon Development Co., Ltd.	137,000	159,988
Lai Sun Development	6,835,666	154,011
Lai Sun Garment International, Ltd.	498,800	60,104
Lam Soon Hong Kong, Ltd.	15,000	10,445
Landsea Green Properties Co., Ltd. (b)	120,000	10,043
Lee’s Pharmaceutical Holdings, Ltd.	110,000	159,837
Lerado Group Holdings Co., Ltd.	202,000	16,308
Lifestyle International Holdings, Ltd. (a)	131,000	274,535
Lippo China Resources, Ltd.	2,106,000	74,315
Lippo, Ltd.	122,000	64,889
Liu Chong Hing Investment, Ltd.	78,000	97,831
Luen Thai Holdings, Ltd.	116,000	21,213
Luk Fook Holdings International, Ltd.	124,000	464,361
Luks Group Vietnam Holdings Co., Ltd.	68,000	21,337
Lung Kee Bermuda Holdings	116,000	30,965
Magnificent Estates	1,310,000	55,296
Man Wah Holdings, Ltd.	158,800	261,522
Man Yue Technology Holdings, Ltd.	88,000	11,204
Matrix Holdings, Ltd.	36,000	8,217
Mei Ah Entertainment Group, Ltd. (b)	1,020,000	69,145
Midland Holdings, Ltd. (a) (b)	302,000	152,585
Ming Fai International Holdings, Ltd.	145,000	14,674
Ming Fung Jewellery Group, Ltd. (b)	2,160,000	23,792
Miramar Hotel & Investment	4,000	4,937
Mongolia Energy Corp., Ltd. (a) (b)	421,999	21,682
Mongolian Mining Corp. (a) (b)	2,241,500	97,688
National Electronic Holdings, Ltd.	166,000	21,809
Natural Beauty Bio-Technology, Ltd.	290,000	26,195
Neo-Neon Holdings, Ltd. (b)	322,500	49,775
Neptune Group, Ltd. (b)	1,060,000	18,216

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
New Century Group Hong Kong, Ltd.	912,000	$16,709
New Times Energy Corp., Ltd. (b) (d)	204,200	5,892
Newocean Energy Holdings, Ltd. (a)	416,000	159,732
Next Media, Ltd.	414,000	33,055
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (b)	375,882	23,970
Orient Overseas International, Ltd.	2,500	14,587
Oriental Watch Holdings	271,600	52,443
Pacific Andes International Holdings, Ltd.	1,819,984	61,940
Pacific Basin Shipping, Ltd. (a)	542,000	217,753
Pacific Textile Holdings, Ltd.	167,000	220,897
Paliburg Holdings, Ltd.	362,000	119,430
Pan Asia Environmental Protection Group, Ltd. (b)	38,000	8,664
Paradise Entertainment, Ltd. (a)	168,000	68,316
Pearl Oriental Oil, Ltd. (b)	404,000	10,937
Perfect Shape PRC Holdings, Ltd.	108,000	26,885
Pico Far East Holdings, Ltd.	468,000	107,241
Ping Shan Tea Group, Ltd. (b)	460,000	4,368
Playmates Holdings, Ltd.	56,000	50,923
Playmates Toys, Ltd.	236,000	50,000
PNG Resources Holdings, Ltd. (c)	194,400	5,214
Polytec Asset Holdings, Ltd.	565,000	80,046
Public Financial Holdings, Ltd.	166,000	79,212
PYI Corp., Ltd.	2,140,366	45,022
Regal Hotels International Holdings, Ltd.	446,000	294,180
Richfield Group Holdings, Ltd. (b)	528,000	20,377
Rivera Holdings, Ltd.	20,000	937
Sa Sa International Holdings, Ltd. (a)	356,000	248,676
SAS Dragon Holdings, Ltd.	140,000	30,672
SEA Holdings, Ltd.	94,000	62,549
Shenyin Wanguo HK, Ltd.	115,000	101,666
Shougang Concord Technology Holdings (b)	634,000	23,653
Shun Tak Holdings, Ltd. (a)	559,500	258,028
Silver Base Group Holdings, Ltd. (a) (b)	422,000	54,208
Simsen International Corp., Ltd. (c) (d)	219,000	48,292
Sing Tao News Corp., Ltd.	276,000	39,381
Singamas Container Holdings, Ltd.	702,000	116,319
SIS International Holdings	16,000	8,398
Sitoy Group Holdings, Ltd.	89,000	72,027
SmarTone Telecommunications Holdings, Ltd.	118,888	198,645
SOCAM Development, Ltd. (a) (b)	179,876	143,393
Solomon Systech International, Ltd. (b)	920,000	39,645
Soundwill Holdings, Ltd.	50,000	78,292
South China China, Ltd. (b)	496,000	53,908
Stella International Holdings, Ltd.	148,500	389,665
Stelux Holdings International, Ltd.	260,500	60,282
Success Universe Group, Ltd. (b)	240,000	7,504
Sun Hing Vision Group Holdings, Ltd.	42,000	13,811
Sun Hung Kai & Co., Ltd.	276,440	210,842
Symphony Holdings, Ltd. (b)	220,000	17,837
TAI Cheung Holdings (a)	232,000	190,283
Tan Chong International, Ltd.	63,000	21,610
Tao Heung Holdings, Ltd.	204,000	95,116
Taung Gold International, Ltd. (b)	700,000	15,572
Television Broadcasts, Ltd.	119,300	692,498
Texwinca Holdings, Ltd.	256,000	221,069
Titan Petrochemicals Group, Ltd. (b) (d)	1,000,000	322

Hong Kong—(Continued)
Tradelink Electronic Commerce, Ltd.	256,000	56,919
Transport International Holdings, Ltd.	109,600	231,967
Trinity, Ltd. (a)	404,000	75,951
TSC Group Holdings, Ltd. (a) (b)	216,000	59,406
United Laboratories International Holdings, Ltd. (The) (b)	157,000	90,933
Universal Technologies Holdings, Ltd. (b)	710,000	47,502
Up Energy Development Group, Ltd. (b)	92,000	9,355
Upbest Group, Ltd.	8,000	1,558
Value Convergence Holdings, Ltd. (b)	104,000	14,122
Value Partners Group, Ltd.	252,000	210,464
Varitronix International, Ltd.	137,000	92,653
Vedan International Holdings, Ltd. (b)	296,000	15,000
Victory City International Holdings, Ltd.	726,896	104,509
Vitasoy International Holdings, Ltd.	358,000	515,761
VST Holdings, Ltd.	487,200	158,369
VTech Holdings, Ltd. (a)	36,200	518,905
Wai Kee Holdings, Ltd.	54,000	15,947
Willie International Holdings, Ltd. (b)	2,250,000	41,665
Win Hanverky Holdings, Ltd.	332,000	37,891
Wing On Co. International, Ltd.	46,000	137,106
Wing Tai Properties, Ltd.	280,000	180,517
Xinyi Glass Holdings, Ltd. (a)	748,000	376,810
Xinyi Solar Holdings, Ltd. (a)	930,000	256,835
Yeebo International Holdings, Ltd.	158,000	26,047
YGM Trading, Ltd.	46,000	83,358
Yugang International, Ltd.	1,466,000	20,272
Zhuhai Holdings Investment Group, Ltd.	218,000	42,250

		21,506,937

Ireland—1.6%
Aer Lingus Group plc	42,387	113,195
C&C Group plc	166,865	730,875
DCC plc	50,148	2,756,139
Endo International plc (b)	8,162	593,217
FBD Holdings plc	10,350	142,072
Glanbia plc	43,475	667,539
Grafton Group plc	97,822	968,268
Greencore Group plc	238,369	1,054,991
IFG Group plc	44,002	81,280
Independent News & Media plc (b)	35,056	5,725
Irish Continental Group plc	22,664	88,653
Kenmare Resources plc (b)	145,693	7,217
Kingspan Group plc	54,781	945,744
Paddy Power plc	22,167	1,845,197
Smurfit Kappa Group plc	11,491	258,036
UDG Healthcare plc	90,877	541,815

		10,799,963

Israel—0.8%
Africa Israel Investments, Ltd. (b)	64,936	58,887
Africa Israel Properties, Ltd.	4,653	61,468
Africa Israel Residences, Ltd.	880	10,722
Airport City, Ltd. (b)	10,447	91,323
AL-ROV Israel, Ltd. (b)	2,628	66,819
Allot Communications, Ltd. (b)	10,216	92,437

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Alon Holdings Blue Square Israel, Ltd. (b)	8,063	$21,626
Alrov Properties and Lodgings, Ltd. (b)	1,122	20,477
Amot Investments, Ltd.	20,789	62,002
AudioCodes, Ltd. (b)	13,306	57,728
Azorim-Investment Development & Construction Co., Ltd. (b)	23,712	16,242
Bayside Land Corp.	205	53,499
Big Shopping Centers, Ltd.	1,031	42,022
BioLine RX, Ltd. (b)	25,645	4,247
Blue Square Real Estate, Ltd.	344	10,423
Brainsway, Ltd. (b)	2,674	22,590
Cellcom Israel, Ltd. (b)	13,058	113,652
Ceragon Networks, Ltd. (b)	14,799	14,227
Clal Biotechnology Industries, Ltd. (b)	17,580	11,151
Clal Insurance Enterprises Holdings, Ltd. (b)	6,170	87,896
Cohen Development & Industrial Buildings, Ltd. (b)	305	6,548
Compugen, Ltd. (b)	18,562	150,631
Delek Automotive Systems, Ltd.	14,284	126,964
Delta-Galil Industries, Ltd.	5,417	146,311
Direct Insurance Financial Investments, Ltd.	5,783	29,529
Electra, Ltd.	652	72,237
Elron Electronic Industries, Ltd.	7,585	30,997
Equital, Ltd. (b)	550	7,737
Evogene, Ltd. (b)	5,090	47,081
EZchip Semiconductor, Ltd. (b)	11,499	219,382
EZchip Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	400	7,656
First International Bank of Israel, Ltd.	7,474	95,481
FMS Enterprises Migun, Ltd.	910	13,856
Formula Systems 1985, Ltd.	2,591	57,261
Fox Wizel, Ltd.	1,475	34,871
Frutarom Industries, Ltd.	19,140	590,267
Gilat Satellite Networks, Ltd. (b)	3,071	14,684
Golf & Co., Ltd.	6,101	14,172
Hadera Paper, Ltd. (b)	1,104	19,547
Harel Insurance Investments & Financial Services, Ltd.	43,597	197,237
Industrial Buildings Corp., Ltd.	29,599	26,732
Israel Discount Bank, Ltd. - Class A (b)	134,750	215,521
Israel Land Development Co., Ltd. (The)	3,950	12,732
Ituran Location and Control, Ltd.	9,589	210,391
Jerusalem Oil Exploration (b)	5,621	173,357
Kamada, Ltd. (b)	6,270	23,070
Kerur Holdings, Ltd.	931	14,395
Maabarot Products, Ltd.	3,435	35,497
Magic Software Enterprises, Ltd.	9,462	56,282
Matrix IT, Ltd.	14,215	63,752
Mazor Robotics, Ltd. (b)	11,460	70,499
Meitav DS Investments, Ltd.	5,193	14,778
Melisron, Ltd.	3,980	110,186
Menorah Mivtachim Holdings, Ltd.	11,310	98,481
Migdal Insurance & Financial Holding, Ltd.	42,213	50,403
Mivtach Shamir Holdings, Ltd. (b)	1,401	33,209
Naphtha Israel Petroleum Corp., Ltd. (b)	18,925	93,705
Neto ME Holdings, Ltd.	963	45,865
Nitsba Holdings 1995, Ltd. (b)	13,921	185,075
Nova Measuring Instruments, Ltd. (b)	9,293	94,299

Israel—(Continued)
Oil Refineries, Ltd. (b)	418,554	110,668
Ormat Industries	21,202	145,714
Partner Communications Co., Ltd. (b)	21,648	111,811
Paz Oil Co., Ltd.	1,481	191,719
Perion Network, Ltd. (b)	3,246	13,955
Phoenix Holdings, Ltd. (The)	20,176	53,386
Plasson Industries, Ltd.	1,729	56,751
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	66,388
Sapiens International Corp. NV (b)	8,365	59,566
Shikun & Binui, Ltd.	64,579	136,048
Shufersal, Ltd.	23,137	49,331
Space Communication, Ltd. (b)	2,951	34,147
Summit Real Estate Holdings, Ltd. (b)	2,798	9,279
Tower Semiconductor, Ltd. (b)	12,319	159,484
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	1,303	17,369
Union Bank of Israel (b)	7,545	25,070

		5,670,802

Italy—3.2%
A/S Roma S.p.A. (b)	36,433	24,024
A2A S.p.A.	481,411	487,759
ACEA S.p.A.	23,394	250,983
Aeffe S.p.A. (b)	11,359	29,908
Alerion Cleanpower S.p.A.	5,771	19,639
Amplifon S.p.A.	36,377	215,382
Ansaldo STS S.p.A.	39,015	393,213
Arnoldo Mondadori Editore S.p.A. (b)	28,272	29,800
Ascopiave S.p.A.	28,294	62,519
Astaldi S.p.A. (a)	20,559	118,895
Autogrill S.p.A. (b)	44,414	332,788
Azimut Holding S.p.A.	33,739	727,860
Banca Carige S.p.A. (a) (b)	1,955,524	128,934
Banca Finnat Euramerica S.p.A.	50,851	24,857
Banca Generali S.p.A.	17,239	478,523
Banca IFIS S.p.A.	7,714	127,774
Banca Popolare dell’Emilia Romagna S.c.r.l. (b)	174,642	1,136,769
Banca Popolare dell’Etruria e del Lazio SC (a) (b)	91,952	42,917
Banca Popolare di Milano Scarl (b)	1,773,934	1,148,571
Banca Popolare di Sondrio Scarl	170,178	633,068
Banca Profilo S.p.A. (a)	117,883	43,736
Banco di Desio e della Brianza S.p.A.	20,306	52,919
Banco Popolare SC (b)	40,702	487,242
BasicNet S.p.A. (b)	13,493	37,713
Biesse S.p.A.	6,021	68,190
Brembo S.p.A.	9,033	302,726
Brioschi Sviluppo Immobiliare S.p.A. (b)	34,077	3,784
Brunello Cucinelli S.p.A. (a)	8,151	182,748
Buzzi Unicem S.p.A. (a)	30,820	387,730
Cairo Communication S.p.A.	10,087	58,874
Caltagirone Editore S.p.A. (b)	6,273	6,288
Carraro S.p.A. (b)	5,504	12,624
Cementir Holding S.p.A.	31,117	187,248
CIR-Compagnie Industriali Riunite S.p.A. (b)	201,871	210,483
Cosmo Pharmaceuticals S.p.A.	632	93,310
Credito Emiliano S.p.A.	44,882	338,243

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Credito Valtellinese SC (a) (b)	359,278	$340,349
Danieli & C Officine Meccaniche S.p.A.	4,846	119,896
Datalogic S.p.A.	6,877	74,065
Davide Campari-Milano S.p.A. (a)	91,710	569,332
De’Longhi S.p.A. (a)	16,896	306,002
DeA Capital S.p.A. (b)	18,071	35,443
DiaSorin S.p.A.	6,863	276,767
Ei Towers S.p.A. (b)	5,051	252,834
El.En. S.p.A.	311	9,983
Engineering S.p.A.	2,150	97,130
ERG S.p.A.	18,493	207,077
Esprinet S.p.A.	18,719	129,777
Eurotech S.p.A. (b)	13,076	25,500
Falck Renewables S.p.A.	28,765	32,195
Finmeccanica S.p.A. (b)	103,049	956,814
FNM S.p.A.	55,327	37,175
Gas Plus S.p.A.	3,786	15,758
Geox S.p.A. (a) (b)	52,589	171,372
Gruppo Editoriale L’Espresso S.p.A. (b)	57,235	65,593
Gruppo MutuiOnline S.p.A.	5,404	30,632
Gtech S.p.A. (a)	18,037	403,557
Hera S.p.A.	216,853	510,287
IMMSI S.p.A. (b)	100,436	65,609
Industria Macchine Automatiche S.p.A.	5,461	237,740
Intek Group S.p.A. (b)	80,757	31,793
Interpump Group S.p.A.	28,206	396,051
Iren S.p.A.	214,078	232,350
Italcementi S.p.A. (a)	60,182	359,614
Italmobiliare S.p.A.	4,262	96,341
Juventus Football Club S.p.A. (a) (b)	147,435	39,162
Landi Renzo S.p.A. (b)	5,877	7,040
Maire Tecnimont S.p.A. (a) (b)	35,567	77,708
MARR S.p.A. (a)	13,428	237,881
Nice S.p.A.	9,890	31,936
Piaggio & C S.p.A. (a) (b)	62,129	180,149
Prelios S.p.A. (a) (b)	54,976	17,631
Prima Industrie S.p.A. (b)	1,853	30,244
Prysmian S.p.A.	70,028	1,274,594
Recordati S.p.A.	29,978	466,071
Reno de Medici S.p.A. (b)	29,538	9,694
Reply S.p.A.	1,999	146,144
Retelit S.p.A. (b)	36,769	25,707
Sabaf S.p.A.	1,021	13,797
SAES Getters S.p.A.	1,416	10,460
Safilo Group S.p.A. (b)	10,142	131,779
Salvatore Ferragamo S.p.A.	16,352	400,630
Saras S.p.A. (a) (b)	134,526	135,734
SAVE S.p.A.	5,078	81,201
Snai S.p.A. (b)	21,135	32,099
Societa Cattolica di Assicurazioni S.c.r.l.	63,558	438,624
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	250,162
Sogefi S.p.A. (a) (b)	18,933	47,348
SOL S.p.A.	13,605	109,560
Sorin S.p.A. (b)	131,162	305,634
Tiscali S.p.A. (b)	802,477	50,586
Tod’s S.p.A. (a)	3,954	343,128
Trevi Finanziaria Industriale S.p.A. (a)	31,414	107,210

Italy—(Continued)
Uni Land S.p.A. (b) (c) (d)	4,937	0
Unipol Gruppo Finanziario S.p.A. (a)	133,203	657,829
Vianini Lavori S.p.A.	2,113	14,239
Vittoria Assicurazioni S.p.A.	12,164	126,339
World Duty Free S.p.A. (a) (b)	54,430	521,285
Yoox S.p.A. (a) (b)	13,998	308,819
Zignago Vetro S.p.A.	11,476	70,396

		21,675,897

Japan—22.7%
77 Bank, Ltd. (The)	119,000	627,485
A&A Material Corp. (b)	12,000	11,416
A/S One Corp.	5,000	130,486
Accordia Golf Co., Ltd.	32,800	295,223
Achilles Corp.	60,000	73,567
Adastria Holdings Co., Ltd.	5,920	155,404
ADEKA Corp.	33,600	398,197
Aderans Co., Ltd.	9,400	88,689
Advan Co., Ltd.	6,500	63,681
Advanex, Inc.	9,000	14,129
Aeon Delight Co., Ltd.	2,500	58,024
Aeon Fantasy Co., Ltd.	4,000	52,083
Aeon Hokkaido Corp.	2,600	15,414
AGORA Hospitality Group Co., Ltd. (b)	27,000	10,525
Agro-Kanesho Co., Ltd.	2,100	20,121
Ahresty Corp.	9,200	56,428
Ai Holdings Corp.	12,200	215,403
Aica Kogyo Co., Ltd.	16,700	345,419
Aichi Bank, Ltd. (The)	5,000	247,559
Aichi Corp.	19,600	92,626
Aichi Steel Corp.	43,000	151,455
Aichi Tokei Denki Co., Ltd.	19,000	50,863
Aida Engineering, Ltd.	27,200	245,879
Aigan Co., Ltd. (b)	8,200	17,347
Ain Pharmaciez, Inc.	6,000	171,394
Aiphone Co., Ltd.	9,200	145,255
Airport Facilities Co., Ltd.	9,300	55,901
Aisan Industry Co., Ltd.	8,700	74,376
Aizawa Securities Co., Ltd.	13,800	74,426
Akebono Brake Industry Co., Ltd. (a)	30,000	104,862
Akita Bank, Ltd. (The)	99,000	272,502
Alconix Corp.	4,800	78,652
Alinco, Inc.	5,800	56,264
Allied Telesis Holdings KK	17,200	13,648
Alpen Co., Ltd. (a)	6,300	88,468
Alpha Corp.	2,200	21,439
Alpha Systems, Inc.	3,940	54,098
Alpine Electronics, Inc.	17,000	279,558
Alps Logistics Co., Ltd.	4,100	48,269
Altech Corp.	4,700	57,753
Amano Corp.	19,800	204,000
Amiyaki Tei Co., Ltd.	1,100	36,276
Amuse, Inc.	1,800	51,735
Anabuki Kosan, Inc.	4,000	8,736
Anest Iwata Corp.	12,500	84,496
Anritsu Corp. (a)	48,800	339,721

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
AOI Electronic Co., Ltd. (a)	2,800	$134,856
AOI Pro, Inc. (a)	4,700	30,848
AOKI Holdings, Inc.	21,400	216,318
Aomori Bank, Ltd. (The)	112,000	324,097
Aoyama Trading Co., Ltd.	25,100	550,704
Arakawa Chemical Industries, Ltd.	10,900	107,783
Arata Corp.	23,000	60,580
Araya Industrial Co., Ltd.	26,000	38,769
Arcland Sakamoto Co., Ltd.	6,500	124,868
Arcs Co., Ltd.	15,464	315,272
Argo Graphics, Inc.	3,700	55,661
Ariake Japan Co., Ltd.	6,800	165,620
Arisawa Manufacturing Co., Ltd.	15,800	115,144
Arrk Corp. (b)	44,700	52,332
Artnature, Inc.	5,000	55,564
Asahi Broadcasting Corp.	2,400	18,195
Asahi Co., Ltd. (a)	6,100	56,168
Asahi Diamond Industrial Co., Ltd.	21,400	223,197
Asahi Holdings, Inc.	10,200	157,384
Asahi Intecc Co., Ltd.	4,300	208,899
Asahi Kogyosha Co., Ltd.	16,000	55,508
Asahi Net, Inc.	5,000	21,203
Asahi Organic Chemicals Industry Co., Ltd.	40,000	94,708
Asahi Printing Co., Ltd.	200	3,764
Asahipen Corp.	4,000	5,602
Asanuma Corp. (b)	29,000	37,728
Asatsu-DK, Inc. (a)	12,300	292,480
Asax Co., Ltd.	1,800	21,030
Ashimori Industry Co., Ltd. (b)	33,000	49,047
Asia Growth Capital, Ltd. (a) (b)	21,000	27,902
ASKA Pharmaceutical Co., Ltd.	9,700	104,415
ASKUL Corp. (a)	6,300	111,746
Asunaro Aoki Construction Co., Ltd.	8,000	53,071
Atom Corp. (a)	4,000	25,843
Atsugi Co., Ltd.	88,000	84,038
Autobacs Seven Co., Ltd. (a)	21,200	301,850
Avex Group Holdings, Inc. (a)	12,000	196,637
Awa Bank, Ltd. (The)	79,000	422,178
Axell Corp.	3,800	47,563
Axial Retailing, Inc.	6,200	134,956
Azbil Corp.	7,100	164,167
Bando Chemical Industries, Ltd.	47,000	169,368
Bank of Iwate, Ltd. (The)	7,800	335,883
Bank of Kochi, Ltd. (The)	16,000	21,107
Bank of Nagoya, Ltd. (The)	81,000	298,954
Bank of Okinawa, Ltd. (The)	9,600	389,909
Bank of Saga, Ltd. (The)	82,000	186,566
Bank of the Ryukyus, Ltd. (a)	16,500	230,754
Belc Co., Ltd.	6,200	188,269
Belluna Co., Ltd.	21,900	91,718
Benefit One, Inc.	7,300	78,478
Best Denki Co., Ltd.	50,400	57,026
Bic Camera, Inc. (a)	23,500	270,486
Biofermin Pharmaceutical Co., Ltd.	500	12,113
Bit-isle, Inc. (a)	6,600	27,241
BML, Inc.	3,900	103,451
Bookoff Corp.	4,700	32,720

Japan—(Continued)
BP Castrol KK (a)	2,600	25,129
Broadleaf Co., Ltd.	2,700	37,925
BRONCO BILLY Co., Ltd.	1,200	30,421
Bull-Dog Sauce Co., Ltd.	6,000	10,008
Bunka Shutter Co., Ltd.	19,000	153,971
C Uyemura & Co., Ltd.	3,400	159,050
CAC Holdings Corp.	6,200	60,188
Calsonic Kansei Corp.	57,000	316,419
Can Do Co., Ltd. (a)	3,500	45,705
Canon Electronics, Inc.	7,400	117,168
Capcom Co., Ltd. (a)	16,500	248,694
Carlit Holdings Co., Ltd.	7,300	38,005
Cawachi, Ltd.	7,700	113,983
Central Glass Co., Ltd.	70,000	253,913
Central Security Patrols Co., Ltd.	3,300	31,810
Central Sports Co., Ltd.	3,200	48,615
CFS Corp.	4,400	25,286
Chiba Kogyo Bank, Ltd. (The)	17,400	121,348
CHIMNEY Co., Ltd.	1,400	25,609
Chino Corp.	4,000	39,893
Chiyoda Co., Ltd.	10,000	196,817
Chiyoda Integre Co., Ltd. (a)	4,400	76,660
Chofu Seisakusho Co., Ltd. (a)	5,700	145,770
Chori Co., Ltd.	7,000	108,724
Chubu Shiryo Co., Ltd.	14,400	81,222
Chudenko Corp.	8,600	133,321
Chuetsu Pulp & Paper Co., Ltd.	49,000	72,403
Chugai Mining Co., Ltd. (b)	68,200	16,445
Chugai Ro Co., Ltd.	42,000	95,423
Chugoku Marine Paints, Ltd.	22,000	185,856
Chukyo Bank, Ltd. (The)	64,000	114,466
Chuo Gyorui Co., Ltd.	2,000	4,614
Chuo Spring Co., Ltd.	19,000	51,051
CKD Corp.	21,300	201,413
Clarion Co., Ltd. (a) (b)	46,000	142,938
Cleanup Corp.	7,900	57,321
CMIC Holdings Co., Ltd. (a)	3,900	60,973
CMK Corp. (b)	21,300	55,976
Coca-Cola West Co., Ltd.	1,700	23,387
Cocokara fine, Inc.	6,500	160,569
Colowide Co., Ltd. (a)	18,400	257,387
Computer Engineering & Consulting, Ltd.	5,300	47,476
Computer Institute of Japan, Ltd.	2,000	8,130
CONEXIO Corp.	8,400	77,953
COOKPAD, Inc. (a) (b)	4,200	141,840
Corona Corp.	8,500	82,884
Cosel Co., Ltd. (a)	9,900	101,373
Cosmo Oil Co., Ltd.	193,000	273,485
Cosmos Initia Co., Ltd. (a) (b)	3,500	13,685
Create Medic Co., Ltd.	1,800	15,440
CREATE SD HOLDINGS Co., Ltd. (a)	5,400	172,987
Cresco, Ltd.	2,000	28,354
CROOZ, Inc.	1,400	22,095
Cross Plus, Inc.	1,100	7,812
CTI Engineering Co., Ltd.	5,200	66,468
Cybernet Systems Co., Ltd.	3,900	15,735
Cybozu, Inc.	11,900	36,867

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
DA Consortium, Inc.	7,600	$31,377
Dai Nippon Toryo Co., Ltd.	53,000	69,473
Dai-Dan Co., Ltd.	17,000	102,834
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	43,898
Dai-ichi Seiko Co., Ltd.	4,000	79,994
Daibiru Corp.	16,800	157,901
Daido Kogyo Co., Ltd.	10,000	21,262
Daido Metal Co., Ltd.	12,000	120,234
Daidoh, Ltd. (a)	13,700	58,519
Daiei, Inc. (The) (a) (b)	129,400	150,761
Daifuku Co., Ltd.	31,500	352,668
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	53,137
Daihen Corp.	40,000	201,619
Daiho Corp.	19,000	86,952
Daiichi Jitsugyo Co., Ltd.	20,000	100,279
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	40,449
Daiichikosho Co., Ltd.	7,600	205,795
Daiken Corp.	35,000	77,577
Daiken Medical Co., Ltd.	4,400	41,019
Daiki Aluminium Industry Co., Ltd.	16,000	43,246
Daikoku Denki Co., Ltd. (a)	2,700	40,114
Daikokutenbussan Co., Ltd.	1,900	54,156
Daikyo, Inc.	151,000	233,833
Dainichi Co., Ltd.	4,100	26,648
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	29,000	154,030
Daio Paper Corp.	30,000	245,408
Daisan Bank, Ltd. (The)	92,000	153,431
Daiseki Co., Ltd. (a)	17,700	307,033
Daiseki Eco. Solution Co., Ltd.	1,000	14,552
Daishi Bank, Ltd. (The)	143,000	475,185
Daishinku Corp.	18,000	54,189
Daiso Co., Ltd.	40,000	128,283
Daisue Construction Co., Ltd. (b)	2,300	16,451
Daisyo Corp. (a)	5,300	60,798
Daito Bank, Ltd. (The)	59,000	68,469
Daito Electron Co., Ltd.	800	4,141
Daito Pharmaceutical Co., Ltd.	3,600	56,542
Daiwa Industries, Ltd.	11,000	68,876
Daiwabo Holdings Co., Ltd.	88,000	152,943
DC Co., Ltd.	11,500	45,663
DCM Holdings Co., Ltd.	46,300	296,402
Denki Kagaku Kogyo KK	31,000	114,116
Denki Kogyo Co., Ltd.	21,000	92,088
Denyo Co., Ltd.	6,000	89,556
Descente, Ltd.	18,000	174,651
DKK-Toa Corp.	2,200	10,643
DMG Mori Seiki Co., Ltd.	34,300	426,198
DMW Corp.	700	10,798
Doshisha Co., Ltd.	9,600	136,093
Doutor Nichires Holdings Co., Ltd.	9,600	137,448
Dr Ci:Labo Co., Ltd.	4,200	143,498
Dream Incubator, Inc.	1,200	29,118
DSB Co., Ltd.	5,300	34,864
DTS Corp.	7,300	156,193
Dunlop Sports Co., Ltd.	7,300	81,093
Duskin Co., Ltd. (a)	14,900	218,973

Japan—(Continued)
Dydo Drinco, Inc.	2,700	112,735
Dynic Corp.	16,000	23,780
Eagle Industry Co., Ltd.	7,800	143,486
Earth Chemical Co., Ltd.	800	26,690
Ebara Jitsugyo Co., Ltd.	4,600	55,421
EDION Corp. (a)	32,200	224,645
Ehime Bank, Ltd. (The)	76,000	160,312
Eidai Co., Ltd.	10,000	38,820
Eighteenth Bank, Ltd. (The)	80,000	222,819
Eiken Chemical Co., Ltd. (a)	6,100	98,971
Eizo Corp. (a)	6,300	122,196
Elecom Co., Ltd.	3,100	61,602
Elematec Corp.	5,000	119,067
EM Systems Co., Ltd.	900	12,875
Emori Group Holdings Co., Ltd. (a)	2,500	22,822
en-japan, Inc.	3,400	53,475
Endo Lighting Corp. (a)	2,600	28,466
Enplas Corp.	3,300	110,983
Enshu, Ltd. (b)	23,000	21,960
EPS Corp.	14,000	165,832
ESPEC Corp.	11,400	102,486
Excel Co., Ltd. (a)	5,000	66,875
Exedy Corp.	11,600	279,579
F T Communications Co., Ltd.	500	8,380
F-Tech, Inc.	3,600	35,404
F@N Communications, Inc. (a)	9,600	104,897
Faith, Inc.	4,580	42,528
FALCO SD HOLDINGS Co., Ltd.	4,300	44,846
Fancl Corp. (a)	12,000	170,418
FCC Co., Ltd. (a)	11,200	192,366
FDK Corp. (a) (b)	25,000	29,743
Feed One Holdings Co., Ltd. (b)	65,080	58,662
Ferrotec Corp.	12,700	66,526
FIDEA Holdings Co., Ltd. (a)	55,410	100,625
Fields Corp.	5,200	64,433
Financial Products Group Co., Ltd. (a)	8,100	96,540
FINDEX, Inc.	1,300	72,454
First Juken Co., Ltd.	3,400	35,262
Foster Electric Co., Ltd.	8,800	154,684
FP Corp. (a)	7,200	230,717
France Bed Holdings Co., Ltd.	65,000	97,711
Fudo Tetra Corp.	60,300	122,762
Fuji Co., Ltd. (a)	7,300	132,173
Fuji Corp., Ltd. (a)	8,600	49,607
Fuji Electronics Co., Ltd.	5,600	64,552
Fuji Kiko Co., Ltd.	13,000	60,920
Fuji Kosan Co., Ltd.	4,600	23,069
Fuji Kyuko Co., Ltd. (a)	13,000	124,366
Fuji Oil Co. Ltd.	15,500	46,992
Fuji Oil Co., Ltd.	21,800	279,351
Fuji Pharma Co., Ltd.	2,800	49,091
Fuji Seal International, Inc.	7,900	230,978
Fuji Soft, Inc. (a)	5,900	120,361
Fujibo Holdings, Inc.	37,000	104,287
Fujicco Co., Ltd.	9,000	150,209
Fujikura Kasei Co., Ltd.	9,500	46,039
Fujikura Rubber, Ltd.	5,800	38,528

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Fujikura, Ltd.	115,000	$469,496
Fujimi, Inc.	7,000	102,149
Fujimori Kogyo Co., Ltd.	4,800	134,159
Fujisash Co., Ltd. (a) (b)	24,500	31,673
Fujishoji Co., Ltd.	1,300	16,658
Fujita Kanko, Inc. (a)	8,000	24,563
Fujitec Co., Ltd. (a)	24,700	263,004
Fujitsu Frontech, Ltd.	4,500	57,268
Fujitsu General, Ltd.	19,000	183,205
Fujiya Co., Ltd. (a)	43,000	70,166
FuKoKu Co., Ltd.	5,100	53,328
Fukuda Corp.	11,000	92,414
Fukui Bank, Ltd. (The)	128,000	285,360
Fukushima Bank, Ltd. (The)	143,000	111,692
Fukushima Industries Corp.	4,600	73,355
Fukuyama Transporting Co., Ltd. (a)	53,000	286,111
FULLCAST Holdings Co., Ltd. (a) (b)	4,300	17,085
Fumakilla, Ltd. (a)	8,000	24,418
Funai Electric Co., Ltd. (a)	7,900	95,274
Funai Soken Holdings, Inc.	7,800	64,090
Furukawa Battery Co., Ltd. (a)	5,000	42,569
Furukawa Co., Ltd.	140,000	239,834
Furukawa Electric Co., Ltd. (a)	246,000	406,544
Furuno Electric Co., Ltd. (a)	9,200	73,345
Furusato Industries, Ltd.	4,600	62,841
Furuya Metal Co., Ltd.	1,700	40,740
Fuso Chemical Co., Ltd.	4,000	43,754
Fuso Pharmaceutical Industries, Ltd.	41,000	101,091
Futaba Corp.	10,200	148,479
Futaba Industrial Co., Ltd.	23,600	110,422
Future Architect, Inc.	9,800	56,693
Fuyo General Lease Co., Ltd. (a)	8,000	277,150
G-Tekt Corp.	7,700	73,003
Gakken Holdings Co., Ltd.	28,000	59,364
GCA Savvian Corp. (a)	4,900	46,592
Gecoss Corp.	6,400	95,064
Genki Sushi Co., Ltd.	2,300	50,702
Genky Stores, Inc. (a)	600	38,226
Geo Holdings Corp. (a)	14,400	115,655
GLOBERIDE, Inc.	35,000	60,281
GLORY, Ltd.	11,500	307,340
GMO internet, Inc.	22,900	194,713
GMO Payment Gateway, Inc.	5,200	97,392
Godo Steel, Ltd. (a)	72,000	107,897
Goldcrest Co., Ltd. (a)	7,330	135,845
Goldwin, Inc.	18,000	93,783
Gourmet Kineya Co., Ltd.	8,000	59,775
Grandy House Corp.	3,600	8,902
GSI Creos Corp.	28,000	31,387
Gulliver International Co., Ltd. (a)	25,100	170,924
Gun-Ei Chemical Industry Co., Ltd.	24,000	67,846
Gunze, Ltd.	65,000	167,580
Gurunavi, Inc.	9,500	131,096
H-One Co., Ltd.	6,000	33,583
H2O Retailing Corp. (a)	12,915	202,674
Hagihara Industries, Inc.	2,900	42,100
Hakudo Co., Ltd.	500	4,597

Japan—(Continued)
Hakuto Co., Ltd.	7,100	69,816
Hakuyosha Co., Ltd.	8,000	16,251
Hamakyorex Co., Ltd.	2,800	86,536
Hanwa Co., Ltd.	63,000	222,646
Happinet Corp. (a)	5,300	66,304
Hard Off Corp. Co., Ltd.	4,900	37,533
Harima Chemicals Group, Inc.	7,100	27,389
Harmonic Drive Systems, Inc.	7,600	110,820
Haruyama Trading Co., Ltd.	5,400	31,441
Hazama Ando Corp.	54,490	351,373
Heiwa Corp.	200	3,994
Heiwa Real Estate Co., Ltd.	14,000	212,538
Heiwado Co., Ltd.	11,200	215,351
HI-LEX Corp.	7,700	211,970
Hibiya Engineering, Ltd.	10,000	136,734
Hiday Hidaka Corp.	4,472	140,009
Higashi Nihon House Co., Ltd. (a)	15,000	65,332
Higashi-Nippon Bank, Ltd. (The)	71,000	196,692
Higo Bank, Ltd. (The)	83,000	441,169
Himaraya Co., Ltd.	3,100	25,559
Hioki EE Corp.	4,000	57,005
Hiramatsu, Inc.	8,300	44,755
Hirano Tecseed Co., Ltd.	500	3,659
HIS Co., Ltd.	11,200	315,813
Hisaka Works, Ltd.	12,000	97,119
Hitachi Koki Co., Ltd.	17,600	133,041
Hitachi Kokusai Electric, Inc.	18,000	253,119
Hitachi Metals Techno, Ltd.	2,000	19,953
Hitachi Transport System, Ltd.	5,800	71,260
Hitachi Zosen Corp.	61,600	354,468
Hochiki Corp.	10,000	77,669
Hodogaya Chemical Co., Ltd.	28,000	44,013
Hogy Medical Co., Ltd.	6,000	273,634
Hokkaido Gas Co., Ltd.	27,000	64,519
Hokkan Holdings, Ltd.	31,000	75,248
Hokko Chemical Industry Co., Ltd.	8,000	27,620
Hokkoku Bank, Ltd. (The)	109,000	349,902
Hokuetsu Bank, Ltd. (The)	96,000	173,933
Hokuetsu Industries Co., Ltd. (a)	7,000	63,180
Hokuetsu Kishu Paper Co., Ltd. (a)	51,300	218,481
Hokuriku Electric Industry Co., Ltd.	28,000	40,314
Hokuriku Electrical Construction Co., Ltd.	9,000	50,634
Hokuriku Gas Co., Ltd.	10,000	23,006
Hokuto Corp. (a)	10,600	176,223
Honeys Co., Ltd.	6,930	54,131
Hoosiers Holdings Co., Ltd. (a)	9,700	42,913
Horiba, Ltd. (a)	11,400	378,809
Hosiden Corp.	20,000	110,761
Hosokawa Micron Corp.	11,000	63,407
House Foods Group, Inc. (a)	4,000	69,238
Howa Machinery, Ltd.	5,700	35,751
Hurxley Corp.	800	6,401
Hyakugo Bank, Ltd. (The)	87,000	358,929
Hyakujushi Bank, Ltd. (The)	107,000	350,450
I-Net Corp.	3,200	23,874
IBJ Leasing Co., Ltd.	7,200	143,206
Ichibanya Co., Ltd. (a)	2,400	100,992

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Ichiken Co., Ltd. (a)	12,000	$32,350
Ichikoh Industries, Ltd.	26,000	55,228
ICHINEN HOLDINGS Co., Ltd.	7,400	65,026
Ichiyoshi Securities Co., Ltd. (a)	12,600	135,899
Icom, Inc.	3,800	91,409
Idec Corp.	11,300	96,869
Ihara Chemical Industry Co., Ltd.	18,800	195,771
Iino Kaiun Kaisha, Ltd. (a)	32,200	179,424
IJT Technology Holdings Co., Ltd. (b)	9,000	40,269
Ikegami Tsushinki Co., Ltd.	30,000	37,939
Ikyu Corp.	6,100	67,901
Imagica Robot Holdings, Inc. (a)	4,500	18,934
Imasen Electric Industrial	6,200	86,905
Imperial Hotel, Ltd.	1,300	25,903
Inaba Denki Sangyo Co., Ltd.	7,300	236,536
Inaba Seisakusho Co., Ltd.	2,100	23,296
Inabata & Co., Ltd.	18,300	165,464
Inageya Co., Ltd.	12,200	123,400
Ines Corp. (a)	13,900	105,994
Infocom Corp.	6,200	46,589
Information Services International-Dentsu, Ltd.	6,000	59,836
Innotech Corp.	10,300	42,230
Intage Holdings, Inc.	8,000	116,582
Internet Initiative Japan, Inc.	9,800	199,892
Inui Global Logistics Co., Ltd.	5,355	43,261
Iriso Electronics Co., Ltd. (a)	2,900	154,461
Ise Chemical Corp.	8,000	52,004
Iseki & Co., Ltd. (a)	77,000	146,068
Ishihara Sangyo Kaisha, Ltd. (b)	119,000	103,473
Ishii Iron Works Co., Ltd.	9,000	17,234
Ishizuka Glass Co., Ltd.	5,000	10,046
IT Holdings Corp.	36,700	553,503
Itfor, Inc.	10,300	39,589
Itochu Enex Co., Ltd.	30,000	210,072
Itochu-Shokuhin Co., Ltd. (a)	2,600	81,414
Itoham Foods, Inc. (a)	56,000	294,857
Itoki Corp. (a)	14,100	72,231
IwaiCosmo Holdings, Inc.	7,900	88,601
Iwaki & Co., Ltd.	14,000	25,368
Iwasaki Electric Co., Ltd.	25,000	49,991
Iwatani Corp. (a)	51,000	334,126
Iwatsuka Confectionery Co., Ltd.	500	31,416
Izutsuya Co., Ltd. (b)	47,000	24,953
J-Oil Mills, Inc.	40,000	130,084
Jalux, Inc.	4,000	55,756
Jamco Corp.	4,300	111,223
Janome Sewing Machine Co., Ltd. (a) (b)	58,000	65,118
Japan Aviation Electronics Industry, Ltd.	18,000	394,715
Japan Communications, Inc. (a) (b)	40,100	182,393
Japan Digital Laboratory Co., Ltd.	8,200	110,248
Japan Drilling Co., Ltd. (a)	2,100	74,345
Japan Foundation Engineering Co., Ltd.	14,100	46,070
Japan Medical Dynamic Marketing, Inc. (a)	3,000	14,444
Japan Oil Transportation Co., Ltd.	1,000	1,935
Japan Pulp & Paper Co., Ltd.	51,000	140,480
Japan Radio Co., Ltd. (b)	20,000	61,261
Japan Steel Works, Ltd. (The) (a)	119,000	422,558

Japan—(Continued)
Japan Transcity Corp.	29,000	90,134
Japan Vilene Co., Ltd.	11,000	56,160
Japan Wool Textile Co., Ltd. (The)	27,000	177,312
Jastec Co., Ltd.	5,100	33,883
JBCC Holdings, Inc.	9,100	56,433
JCU Corp.	1,600	74,706
Jeol, Ltd.	26,000	133,159
Jimoto Holdings, Inc.	60,800	115,425
Jin Co., Ltd. (a)	4,500	112,324
JK Holdings Co., Ltd.	5,600	27,508
JMS Co., Ltd. (a)	15,000	35,860
Joban Kosan Co., Ltd. (a)	17,000	21,276
Joshin Denki Co., Ltd.	23,000	187,084
Jowa Holdings Co., Ltd. (a)	3,300	97,833
JP-Holdings, Inc. (a)	17,900	55,373
JSP Corp.	7,600	135,492
Juki Corp. (a)	56,000	198,824
Juroku Bank, Ltd. (The)	131,000	463,724
Justsystems Corp. (a) (b)	13,800	84,428
JVC Kenwood Corp. (a) (b)	53,300	115,813
K&O Energy Group, Inc.	8,000	98,214
K’s Holdings Corp. (a)	5,000	131,622
kabu.com Securities Co., Ltd.	28,100	138,163
Kadokawa Dwango (a) (b)	12,508	197,017
Kaga Electronics Co., Ltd.	7,200	89,709
Kagome Co., Ltd. (a)	1,400	21,310
Kagoshima Bank, Ltd. (The)	60,000	377,076
Kaken Pharmaceutical Co., Ltd.	21,000	404,541
Kakiyasu Honten Co., Ltd. (a)	4,600	73,071
Kameda Seika Co., Ltd.	6,500	199,192
Kamei Corp.	14,400	89,381
Kanaden Corp.	11,000	74,457
Kanagawa Chuo Kotsu Co., Ltd.	20,000	96,191
Kanamoto Co., Ltd.	8,800	238,650
Kandenko Co., Ltd.	41,000	235,684
Kanematsu Corp.	149,000	211,708
Kanematsu Electronics, Ltd.	6,000	85,515
Kanematsu-NNK Corp. (b)	6,000	7,581
Kanemi Co., Ltd.	100	2,652
Kansai Urban Banking Corp.	11,000	114,247
Kanto Denka Kogyo Co., Ltd. (b)	15,000	75,968
Kasai Kogyo Co., Ltd.	7,000	61,978
Kasumi Co., Ltd.	22,300	187,491
Katakura Chikkarin Co., Ltd.	8,000	18,079
Katakura Industries Co., Ltd. (a)	9,200	96,616
Kato Sangyo Co., Ltd.	6,400	120,353
Kato Works Co., Ltd.	19,000	152,415
KAWADA TECHNOLOGIES, Inc. (a)	1,900	63,635
Kawai Musical Instruments Manufacturing Co., Ltd.	4,400	88,442
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	24,432
Kawasumi Laboratories, Inc.	8,500	52,539
Keihanshin Building Co., Ltd.	14,500	76,645
Keihin Co. Ltd/Minato-Ku Tokyo Japan	31,000	43,098
Keihin Corp.	15,500	230,119
Keiyo Bank, Ltd. (The)	113,000	631,958
Keiyo Co., Ltd. (a)	17,200	81,414
Kenko Mayonnaise Co., Ltd.	5,900	71,346

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
KEY Coffee, Inc.	7,600	$105,899
KFC Holdings Japan, Ltd.	4,000	72,240
Kimoto Co., Ltd.	14,900	37,808
King Jim Co., Ltd.	5,800	35,756
Kinki Sharyo Co., Ltd. (a) (b)	12,000	32,600
Kintetsu Department Store Co., Ltd. (b)	19,000	49,058
Kintetsu World Express, Inc.	5,400	207,158
Kinugawa Rubber Industrial Co., Ltd.	20,000	84,855
Kissei Pharmaceutical Co., Ltd.	8,100	212,523
Kita-Nippon Bank, Ltd. (The)	4,900	119,749
Kitagawa Iron Works Co., Ltd.	31,000	56,210
Kitamura Co., Ltd.	3,700	23,447
Kitano Construction Corp.	22,000	70,221
Kito Corp. (a)	8,200	80,664
Kitz Corp.	33,600	137,440
Kiyo Bank, Ltd. (The)	35,300	446,910
KNT-CT Holdings Co., Ltd. (b)	33,000	41,629
Koa Corp.	12,900	121,610
Koatsu Gas Kogyo Co., Ltd.	13,000	62,442
Kobelco Eco-Solutions Co., Ltd. (a)	8,000	45,169
Koei Tecmo Holdings Co., Ltd.	10,000	146,099
Kohnan Shoji Co., Ltd. (a)	13,000	144,807
Kohsoku Corp.	5,400	41,922
Koike Sanso Kogyo Co., Ltd.	7,000	20,405
Kojima Co., Ltd.	12,000	29,514
Kokusai Co., Ltd.	3,400	56,308
Kokuyo Co., Ltd.	31,800	236,635
KOMAIHALTEC, Inc.	24,000	58,151
Komatsu Seiren Co., Ltd.	19,000	88,865
Komatsu Wall Industry Co., Ltd. (a)	2,700	62,094
Komeri Co., Ltd.	10,500	228,603
Komori Corp. (a)	20,000	227,548
Konaka Co., Ltd.	7,300	37,804
Kondotec, Inc.	9,400	65,095
Konishi Co., Ltd.	6,000	95,554
Kosaido Co., Ltd.	3,700	13,956
Koshidaka Holdings Co., Ltd. (a)	2,200	32,156
Kotobuki Spirits Co., Ltd. (a)	2,600	50,757
Kourakuen Corp.	800	10,709
Krosaki Harima Corp.	24,000	48,968
KRS Corp.	3,700	42,696
KU Holdings Co., Ltd.	8,000	40,861
Kumagai Gumi Co., Ltd. (a) (b)	91,000	291,849
Kumiai Chemical Industry Co., Ltd.	18,000	120,072
Kura Corp.	3,500	98,371
Kurabo Industries, Ltd.	93,000	144,386
Kureha Corp. (a)	46,000	192,351
Kurimoto, Ltd. (a)	35,000	66,494
Kuroda Electric Co., Ltd. (a)	11,600	160,381
Kusuri No. Aoki Co., Ltd.	2,600	141,367
KYB Co., Ltd.	71,000	301,489
Kyodo Printing Co., Ltd. (a)	51,000	161,626
Kyoei Steel, Ltd. (a)	6,100	105,115
Kyokuto Boeki Kaisha, Ltd.	9,000	16,642
Kyokuto Kaihatsu Kogyo Co., Ltd.	10,300	123,055
Kyokuto Securities Co., Ltd.	7,400	117,530
Kyokuyo Co., Ltd.	35,000	80,121

Japan—(Continued)
KYORIN Holdings, Inc.	14,800	274,086
Kyoritsu Maintenance Co., Ltd. (a)	3,300	159,143
Kyoritsu Printing Co., Ltd.	6,800	16,388
Kyosan Electric Manufacturing Co., Ltd.	31,000	96,414
Kyoto Kimono Yuzen Co., Ltd.	7,300	61,346
Kyowa Electronics Instruments Co., Ltd.	8,000	31,104
Kyowa Exeo Corp.	26,700	285,249
Kyowa Leather Cloth Co., Ltd.	3,300	20,780
Kyudenko Corp.	13,000	144,104
LAC Co., Ltd.	5,900	40,147
Land Business Co., Ltd.	7,100	24,249
Lasertec Corp.	3,200	36,102
LEC, Inc.	4,400	46,571
Leopalace21 Corp. (b)	82,400	519,639
Life Corp.	15,500	216,791
Link And Motivation, Inc. (a)	8,900	11,759
Lintec Corp.	16,500	365,496
Lion Corp. (a)	65,000	339,867
Livesense, Inc. (a) (b)	3,500	20,429
Look, Inc.	11,000	21,052
Macnica, Inc.	4,300	119,878
Maeda Corp. (a)	40,000	327,885
Maeda Kosen Co., Ltd.	6,900	70,455
Maeda Road Construction Co., Ltd.	21,000	312,182
Maezawa Kasei Industries Co., Ltd.	6,800	67,829
Maezawa Kyuso Industries Co., Ltd.	5,600	65,619
Makino Milling Machine Co., Ltd.	40,000	297,134
Mamiya-Op Co., Ltd.	19,000	38,400
Mandom Corp.	5,900	193,789
Mani, Inc.	2,500	148,923
Mars Engineering Corp.	3,600	61,609
Marubun Corp.	8,200	55,578
Marudai Food Co., Ltd.	60,000	206,326
Maruei Department Store Co., Ltd. (b)	8,000	9,475
Maruetsu, Inc. (The) (a)	24,000	104,613
Marufuji Sheet Piling Co., Ltd.	13,000	42,305
Maruha Nichiro Corp.	21,200	318,279
Maruka Machinery Co., Ltd. (a)	2,900	33,716
Marukyu Co., Ltd.	1,300	12,524
Marusan Securities Co., Ltd. (a)	28,400	191,413
Maruwa Co., Ltd. (a)	3,700	107,260
Maruyama Manufacturing Co., Inc.	15,000	29,057
Maruzen CHI Holdings Co., Ltd. (b)	18,800	56,229
Maruzen Showa Unyu Co., Ltd.	35,000	112,964
Marvelous, Inc. (a)	12,200	164,913
Matsuda Sangyo Co., Ltd.	7,000	75,874
Matsui Construction Co., Ltd.	9,000	43,849
Matsumotokiyoshi Holdings Co., Ltd.	12,500	356,029
Matsuya Foods Co., Ltd. (a)	3,100	65,082
Max Co., Ltd.	22,000	225,292
Maxvalu Nishinihon Co., Ltd.	2,400	31,928
Maxvalu Tokai Co., Ltd.	5,000	76,025
MEC Co., Ltd.	5,800	45,313
Medical System Network Co., Ltd.	7,900	23,541
Megachips Corp.	7,600	89,976
Megmilk Snow Brand Co., Ltd.	14,400	172,018
Meidensha Corp.	58,000	182,334

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Meiji Shipping Co., Ltd.	8,500	$25,701
Meiko Electronics Co., Ltd. (a)	7,500	24,166
Meiko Network Japan Co., Ltd.	7,200	73,200
Meisei Industrial Co., Ltd.	17,000	103,490
Meitec Corp.	9,100	268,605
Meito Sangyo Co., Ltd.	4,500	44,628
Meito Transportation Co., Ltd.	2,800	15,995
Meiwa Corp.	10,900	42,098
Meiwa Estate Co., Ltd.	5,200	21,959
Melco Holdings, Inc. (a)	5,700	84,702
Message Co., Ltd. (a)	4,400	120,745
Michinoku Bank, Ltd. (The)	69,000	128,495
Micronics Japan Co., Ltd. (a)	4,300	121,538
Mie Bank, Ltd. (The)	54,000	122,653
Mikuni Corp.	3,000	11,114
Milbon Co., Ltd.	5,960	162,245
Mimasu Semiconductor Industry Co., Ltd.	8,200	79,332
Minato Bank, Ltd. (The)	56,000	99,009
Ministop Co., Ltd. (a)	9,100	120,693
Miraial Co., Ltd. (a)	2,900	40,655
Mirait Holdings Corp.	22,700	258,075
Miroku Jyoho Service Co., Ltd.	7,000	34,875
Misawa Homes Co., Ltd. (a)	11,400	97,260
Mitani Corp.	9,100	208,577
Mitani Sekisan Co., Ltd.	4,100	69,725
Mito Securities Co., Ltd.	24,000	85,200
Mitsuba Corp.	16,500	294,491
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	50,145
Mitsubishi Paper Mills, Ltd. (b)	144,000	103,813
Mitsubishi Pencil Co., Ltd.	8,700	258,567
Mitsubishi Research Institute, Inc.	3,300	77,856
Mitsubishi Shokuhin Co., Ltd.	4,800	104,859
Mitsubishi Steel Manufacturing Co., Ltd. (a)	58,000	119,088
Mitsuboshi Belting Co., Ltd.	31,000	228,029
Mitsui Engineering & Shipbuilding Co., Ltd.	189,000	331,716
Mitsui High-Tec, Inc.	11,600	80,662
Mitsui Home Co., Ltd.	17,000	70,651
Mitsui Matsushima Co., Ltd.	66,000	69,652
Mitsui Mining & Smelting Co., Ltd.	224,000	539,609
Mitsui Sugar Co., Ltd.	36,000	118,640
Mitsui-Soko Holdings Co., Ltd.	36,000	127,499
Mitsumi Electric Co., Ltd.	33,000	261,778
Mitsumura Printing Co., Ltd.	5,000	11,009
Mitsuuroko Holdings Co., Ltd.	15,300	70,308
Miura Co., Ltd. (a)	23,700	236,861
Miyaji Engineering Group, Inc. (a)	27,000	44,991
Miyazaki Bank, Ltd. (The)	86,000	268,374
Miyoshi Oil & Fat Co., Ltd.	40,000	45,598
Mizuno Corp.	34,000	166,349
Mochida Pharmaceutical Co., Ltd.	3,600	195,294
Monex Group, Inc.	73,600	174,029
Money Partners Group Co., Ltd. (a)	11,900	42,674
Monogatari Corp. (The)	1,700	53,057
MonotaRO Co., Ltd. (a)	10,200	204,631
MORESCO Corp.	2,500	38,848
Morinaga & Co., Ltd.	83,000	217,289
Morinaga Milk Industry Co., Ltd.	70,000	242,067

Japan—(Continued)
Morita Holdings Corp.	20,000	197,490
Morozoff, Ltd.	13,000	40,330
Mory Industries, Inc.	18,000	61,430
Moshi Moshi Hotline, Inc.	12,200	111,276
Mr Max Corp.	10,500	24,754
MTI, Ltd. (a)	4,200	44,045
Murakami Corp.	3,000	44,996
Musashi Seimitsu Industry Co., Ltd.	6,700	126,974
Musashino Bank, Ltd. (The)	12,100	399,398
Mutoh Holdings Co., Ltd. (a)	7,000	27,644
NAC Co., Ltd.	3,600	34,104
Nachi-Fujikoshi Corp.	53,000	326,302
Nafco Co., Ltd.	1,400	18,482
Nagaileben Co., Ltd.	5,600	91,107
Nagano Bank, Ltd. (The)	49,000	87,358
Nagano Keiki Co., Ltd.	4,200	24,240
Nagase & Co., Ltd.	1,500	17,952
Nagatanien Co., Ltd.	14,000	126,884
Nagawa Co., Ltd. (a)	3,400	79,389
Nakabayashi Co., Ltd.	24,000	41,477
Nakamuraya Co., Ltd.	26,000	101,340
Nakanishi, Inc.	1,600	67,888
Nakano Corp.	4,000	13,310
Nakayama Steel Works, Ltd. (a) (b)	63,000	42,261
Nakayamafuku Co., Ltd.	2,000	14,458
Namura Shipbuilding Co., Ltd.	18,956	203,169
Nanto Bank, Ltd. (The)	92,000	314,045
Narasaki Sangyo Co., Ltd.	4,000	10,632
Natori Co., Ltd.	2,600	28,365
NDS Co., Ltd.	27,000	68,713
NEC Capital Solutions, Ltd.	5,500	87,468
NEC Networks & System Integration Corp.	8,000	165,754
NET One Systems Co., Ltd. (a)	41,000	241,506
Neturen Co., Ltd.	8,500	56,513
New Japan Chemical Co., Ltd. (a) (b)	9,900	18,059
New Japan Radio Co., Ltd. (b)	6,000	23,846
Next Co., Ltd. (a)	7,200	58,538
Nexyz Corp.	1,300	6,575
Nice Holdings, Inc. (a)	40,000	63,301
Nichi-iko Pharmaceutical Co., Ltd.	13,200	205,111
Nichia Steel Works, Ltd.	13,000	36,436
Nichias Corp. (a)	33,000	188,028
Nichiban Co., Ltd.	14,000	48,847
Nichicon Corp.	21,700	170,068
Nichiden Corp.	4,000	79,701
Nichiha Corp.	7,500	74,066
Nichii Gakkan Co. (a)	20,800	165,217
Nichimo Co., Ltd.	16,000	26,161
Nichirei Corp.	95,000	430,952
Nichireki Co., Ltd. (a)	9,000	66,823
Nifco, Inc.	15,300	496,157
NIFTY Corp.	4,500	49,794
Nihon Chouzai Co., Ltd.	980	32,994
Nihon Dempa Kogyo Co., Ltd.	7,600	61,108
Nihon Eslead Corp.	2,700	27,472
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,190
Nihon M&A Center, Inc.	10,900	330,699

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nihon Nohyaku Co., Ltd.	14,000	$161,471
Nihon Parkerizing Co., Ltd.	15,800	360,802
Nihon Plast Co., Ltd.	2,500	26,193
Nihon Shokuhin Kako Co., Ltd.	3,000	9,464
Nihon Tokushu Toryo Co., Ltd.	2,200	14,274
Nihon Trim Co., Ltd. (a)	2,200	46,996
Nihon Unisys, Ltd.	18,100	161,524
Nihon Yamamura Glass Co., Ltd.	54,000	77,149
Nikkato Corp.	300	1,004
Nikkiso Co., Ltd.	19,700	182,724
Nikko Co., Ltd.	17,000	57,259
Nippon Air Conditioning Service Co., Ltd.	6,000	42,289
Nippon Beet Sugar Manufacturing Co., Ltd.	61,000	105,486
Nippon Carbide Industries Co., Inc. (a)	23,000	43,659
Nippon Carbon Co., Ltd.	48,000	91,020
Nippon Ceramic Co., Ltd. (a)	5,200	77,051
Nippon Chemi-Con Corp. (b)	56,000	159,787
Nippon Chemical Industrial Co., Ltd. (b)	43,000	113,424
Nippon Chemiphar Co., Ltd.	14,000	63,413
Nippon Chutetsukan KK	2,000	3,942
Nippon Coke & Engineering Co., Ltd.	71,000	66,473
Nippon Concrete Industries Co., Ltd. (a)	14,000	67,138
Nippon Conveyor Co., Ltd. (a)	24,000	51,365
Nippon Denko Co., Ltd. (b)	48,765	117,425
Nippon Densetsu Kogyo Co., Ltd.	12,500	167,160
Nippon Felt Co., Ltd.	8,600	38,252
Nippon Filcon Co., Ltd.	5,200	20,655
Nippon Fine Chemical Co., Ltd.	5,800	41,254
Nippon Flour Mills Co., Ltd.	40,000	177,829
Nippon Gas Co., Ltd.	14,200	319,460
Nippon Hume Corp.	7,000	53,058
Nippon Jogesuido Sekkei Co., Ltd. (a)	3,300	41,678
Nippon Kanzai Co., Ltd.	3,300	72,991
Nippon Kasei Chemical Co., Ltd.	18,000	21,202
Nippon Kinzoku Co., Ltd. (b)	29,000	34,715
Nippon Kodoshi Corp.	700	9,331
Nippon Koei Co., Ltd.	31,000	124,882
Nippon Konpo Unyu Soko Co., Ltd.	22,600	331,714
Nippon Koshuha Steel Co., Ltd. (b)	47,000	41,971
Nippon Light Metal Holdings Co., Ltd.	198,000	281,723
Nippon Parking Development Co., Ltd.	75,700	76,544
Nippon Pillar Packing Co., Ltd.	11,300	86,075
Nippon Piston Ring Co., Ltd.	32,000	65,587
Nippon Rietec Co., Ltd.	7,000	54,103
Nippon Road Co., Ltd. (The)	22,000	108,249
Nippon Seiki Co., Ltd.	15,000	338,251
Nippon Seiro Co., Ltd.	2,000	4,264
Nippon Seisen Co., Ltd. (a)	10,000	58,168
Nippon Sharyo, Ltd. (a)	22,000	64,757
Nippon Sheet Glass Co., Ltd. (a) (b)	330,000	310,675
Nippon Shinyaku Co., Ltd. (a)	13,000	419,894
Nippon Signal Co., Ltd.	20,700	217,854
Nippon Soda Co., Ltd.	47,000	257,408
Nippon Steel & Sumikin Bussan Corp.	42,960	148,100
Nippon Steel & Sumikin Texeng	19,000	89,245
Nippon Suisan Kaisha, Ltd. (b)	82,900	257,433
Nippon Synthetic Chemical Industry Co., Ltd. (The)	18,000	106,959

Japan—(Continued)
Nippon Thompson Co., Ltd.	27,000	131,943
Nippon Valqua Industries, Ltd.	47,000	125,441
Nippon Yakin Kogyo Co., Ltd. (a) (b)	54,000	110,915
Nipro Corp. (a)	38,800	335,908
Nishi-Nippon Railroad Co., Ltd.	36,000	146,520
Nishikawa Rubber Co., Ltd.	1,200	20,436
Nishimatsu Construction Co., Ltd.	91,000	371,609
Nishimatsuya Chain Co., Ltd. (a)	16,100	129,944
Nishio Rent All Co., Ltd.	4,400	145,168
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	25,791
Nissei ASB Machine Co., Ltd.	2,100	51,683
Nissei Build Kogyo Co., Ltd.	22,000	53,660
Nissei Corp.	3,700	32,381
Nissei Plastic Industrial Co., Ltd.	7,100	73,591
Nissha Printing Co., Ltd.	8,700	144,449
Nisshin Fudosan Co.	18,400	74,973
Nisshin Oillio Group, Ltd. (The)	48,000	168,115
Nisshin Steel Holdings Co., Ltd. (a)	34,296	326,244
Nisshinbo Holdings, Inc.	47,000	486,833
Nissin Corp.	27,000	62,682
Nissin Electric Co., Ltd.	18,000	95,800
Nissin Kogyo Co., Ltd.	16,400	228,330
Nissui Pharmaceutical Co., Ltd.	6,000	62,897
Nitta Corp.	6,800	154,198
Nitta Gelatin, Inc.	1,400	8,807
Nittan Valve Co., Ltd.	6,300	16,872
Nittetsu Mining Co., Ltd.	25,000	88,232
Nitto Boseki Co., Ltd.	49,000	176,187
Nitto FC Co., Ltd.	4,500	25,159
Nitto Fuji Flour Milling Co., Ltd.	4,000	10,738
Nitto Kogyo Corp.	9,000	175,201
Nitto Kohki Co., Ltd.	4,700	84,855
Nitto Seiko Co., Ltd.	15,000	45,431
Nittoc Construction Co., Ltd.	13,550	57,208
Nittoku Engineering Co., Ltd.	7,100	78,236
Noevir Holdings Co., Ltd.	4,800	83,681
NOF Corp.	47,000	298,262
Nohmi Bosai, Ltd.	7,000	92,201
Nomura Co., Ltd.	21,000	164,120
Noritake Co., Ltd.	71,000	157,024
Noritsu Koki Co., Ltd.	4,000	22,146
Noritz Corp. (a)	10,700	175,194
North Pacific Bank, Ltd.	117,800	455,885
NS Solutions Corp.	5,100	136,873
NS United Kaiun Kaisha, Ltd.	41,000	116,748
NSD Co., Ltd.	9,700	142,080
Nuflare Technology, Inc.	800	30,226
Obara Group, Inc. (a)	5,600	248,625
Obayashi Road Corp.	10,000	63,731
Odelic Co., Ltd.	1,000	24,246
Oenon Holdings, Inc.	21,000	37,608
Ogaki Kyoritsu Bank, Ltd. (The)	154,000	465,377
Ohara, Inc.	4,700	22,254
Ohashi Technica, Inc.	4,600	60,380
Ohsho Food Service Corp.	3,600	130,454
Oiles Corp.	9,600	162,869
Oita Bank, Ltd. (The)	82,000	289,779

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Oizumi Corp.	2,900	$21,651
Okabe Co., Ltd.	19,000	172,516
Okamoto Industries, Inc.	40,000	142,959
Okamoto Machine Tool Works, Ltd. (b)	14,000	15,641
Okamura Corp.	23,400	164,769
Okaya Electric Industries Co., Ltd.	8,900	29,862
Oki Electric Industry Co., Ltd.	227,000	435,686
Okinawa Cellular Telephone Co.	5,300	143,290
Okinawa Electric Power Co., Inc. (The)	6,500	205,251
OKK Corp. (a)	41,000	53,429
OKUMA Corp.	52,000	410,569
Okumura Corp.	63,000	283,242
Okura Industrial Co., Ltd.	30,000	88,074
Okuwa Co., Ltd.	11,000	84,461
Olympic Corp.	7,800	56,554
ONO Sokki Co., Ltd.	5,500	45,621
Onoken Co., Ltd. (a)	7,400	61,216
Onward Holdings Co., Ltd. (a)	49,000	294,835
Open House Co., Ltd.	1,100	21,441
OPT, Inc. (b)	4,700	28,447
Optex Co., Ltd.	5,200	83,659
Organo Corp.	18,000	71,634
Origin Electric Co., Ltd.	19,000	82,279
Osaka Organic Chemical Industry, Ltd.	8,500	36,037
Osaka Steel Co., Ltd.	7,500	127,791
OSAKA Titanium Technologies Co., Ltd. (a)	5,200	99,950
Osaki Electric Co., Ltd. (a)	11,000	75,569
OSG Corp.	23,800	384,377
Otsuka Kagu, Ltd.	5,500	45,939
OUG Holdings, Inc.	7,000	13,229
Outsourcing, Inc.	2,400	35,227
Oyo Corp. (a)	7,400	112,274
Pacific Industrial Co., Ltd.	17,200	133,875
Pacific Metals Co., Ltd. (b)	61,000	184,582
Pack Corp. (The)	7,000	132,109
Pal Co., Ltd.	5,300	145,515
Paltac Corp.	11,650	134,733
PanaHome Corp.	37,000	235,346
Panasonic Industrial Devices SUNX Co., Ltd.	11,200	73,028
Panasonic Information Systems	1,700	43,379
Paramount Bed Holdings Co., Ltd.	6,000	158,257
Parco Co., Ltd.	11,200	91,387
Paris Miki Holdings, Inc.	17,000	67,055
Pasco Corp.	11,000	31,042
Pasona Group, Inc.	9,000	40,222
Penta-Ocean Construction Co., Ltd. (a)	87,800	300,114
Pilot Corp.	4,900	280,711
Piolax, Inc.	4,200	179,474
Pioneer Corp. (a) (b)	92,300	176,202
Plenus Co., Ltd.	6,200	109,919
Press Kogyo Co., Ltd.	33,000	116,967
Pressance Corp.	2,600	81,015
Prestige International, Inc.	6,700	52,804
Prima Meat Packers, Ltd.	48,000	108,549
Pronexus, Inc.	12,300	76,495
Proto Corp.	6,400	92,241
PS Mitsubishi Construction Co., Ltd.	8,800	36,056

Japan—(Continued)
Qol Co., Ltd.	4,700	31,150
Raito Kogyo Co., Ltd.	18,200	157,269
Rasa Industries, Ltd. (b)	26,000	28,769
Relo Holdings, Inc.	3,400	241,398
Renaissance, Inc.	5,100	49,462
Rengo Co., Ltd. (a)	72,000	297,115
Renown, Inc. (b)	29,200	27,436
Resort Solution Co., Ltd.	4,000	7,794
Resorttrust, Inc. (a)	28,400	624,396
Rheon Automatic Machinery Co., Ltd.	5,000	21,909
Rhythm Watch Co., Ltd.	30,000	37,863
Riberesute Corp.	4,300	24,299
Ricoh Leasing Co., Ltd.	5,400	139,324
Right On Co., Ltd.	5,900	36,322
Riken Corp.	35,000	131,924
Riken Keiki Co., Ltd.	7,100	75,244
Riken Technos Corp.	15,000	55,243
Riken Vitamin Co., Ltd.	4,800	171,798
Ringer Hut Co., Ltd. (a)	2,800	45,295
Rion Co., Ltd.	2,200	25,182
Riso Kagaku Corp.	13,758	221,263
Riso Kyoiku Co., Ltd. (a) (b)	11,590	23,049
Rock Field Co., Ltd. (a)	4,400	71,581
Rohto Pharmaceutical Co., Ltd.	30,100	374,985
Rokko Butter Co., Ltd.	5,500	50,621
Roland DG Corp.	3,000	98,677
Round One Corp.	28,300	165,351
Royal Holdings Co., Ltd. (a)	9,500	132,236
Ryobi, Ltd.	44,000	119,223
Ryoden Trading Co., Ltd.	18,000	121,255
Ryosan Co., Ltd.	14,000	305,244
Ryoyo Electro Corp.	8,600	91,425
S Foods, Inc.	5,800	114,995
S&B Foods, Inc.	600	21,684
Sac’s Bar Holdings, Inc.	5,850	75,015
Saibu Gas Co., Ltd.	148,000	322,759
Saizeriya Co., Ltd. (a)	16,200	213,406
Sakai Chemical Industry Co., Ltd.	51,000	160,518
Sakai Heavy Industries, Ltd.	12,000	30,527
Sakai Moving Service Co., Ltd.	1,300	37,658
Sakai Ovex Co., Ltd.	16,000	23,383
Sakata INX Corp.	15,300	170,524
Sakata Seed Corp.	11,800	196,922
Sala Corp.	12,900	64,667
San Holdings, Inc.	2,700	40,675
San-A Co., Ltd.	8,800	296,242
San-Ai Oil Co., Ltd.	25,000	167,290
San-In Godo Bank, Ltd. (The)	57,000	429,079
Sanden Corp.	53,000	284,269
Sanei Architecture Planning Co., Ltd.	4,300	32,378
Sangetsu Co., Ltd.	10,600	255,845
Sanix, Inc. (a) (b)	11,100	36,885
Sanken Electric Co., Ltd. (a)	37,000	296,293
Sanki Engineering Co., Ltd.	25,000	167,370
Sanko Marketing Foods Co., Ltd.	3,100	23,321
Sanko Metal Industrial Co., Ltd.	10,000	20,913
Sankyo Frontier Co., Ltd.	2,000	15,133

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sankyo Seiko Co., Ltd.	22,100	$86,486
Sankyo Tateyama, Inc.	10,800	198,401
Sankyu, Inc.	85,000	346,618
Sanoh Industrial Co., Ltd.	10,100	63,600
Sanshin Electronics Co., Ltd.	13,900	95,058
Sanwa Holdings Corp.	64,000	445,972
Sanyo Chemical Industries, Ltd.	17,000	122,909
Sanyo Denki Co., Ltd.	16,000	106,719
Sanyo Electric Railway Co., Ltd.	13,000	47,702
Sanyo Housing Nagoya Co., Ltd. (a)	3,000	31,705
Sanyo Industries, Ltd.	13,000	21,992
Sanyo Shokai, Ltd.	73,000	177,021
Sanyo Special Steel Co., Ltd. (a)	42,000	140,409
Sapporo Holdings, Ltd.	101,000	429,124
Sata Construction Co., Ltd.	13,000	15,224
Sato Holdings Corp.	6,900	157,203
Sato Restaurant Systems Co., Ltd. (a)	4,800	37,309
Sato Shoji Corp.	6,500	40,701
Satori Electric Co., Ltd.	7,100	45,121
Sawada Holdings Co., Ltd. (a)	10,300	77,587
Saxa Holdings, Inc. (a)	24,000	49,948
SBS Holdings, Inc.	6,900	56,974
SCREEN Holdings Co., Ltd.	57,000	336,618
Scroll Corp.	15,700	37,150
SEC Carbon, Ltd.	7,000	18,565
Secom Joshinetsu Co., Ltd.	900	23,271
Seibu Electric Industry Co., Ltd.	12,000	48,578
Seika Corp.	28,000	63,531
Seikagaku Corp.	10,900	176,134
Seikitokyu Kogyo Co., Ltd. (a)	12,500	63,691
Seiko Holdings Corp. (a)	44,000	246,224
Seino Holdings Co., Ltd.	26,000	261,539
Seiren Co., Ltd.	21,300	165,026
Sekisui Jushi Corp.	14,700	196,409
Sekisui Plastics Co., Ltd.	24,000	91,669
Senko Co., Ltd. (a)	31,000	156,079
Senshu Electric Co., Ltd.	3,200	45,623
Senshu Ikeda Holdings, Inc.	84,000	379,857
Senshukai Co., Ltd. (a)	13,800	95,879
Septeni Holdings Co., Ltd. (a)	5,500	52,149
Seria Co., Ltd.	6,500	215,727
Shibaura Electronics Co., Ltd.	2,800	52,441
Shibaura Mechatronics Corp. (a)	18,000	53,259
Shibusawa Warehouse Co., Ltd. (The)	25,000	71,077
Shibuya Kogyo Co., Ltd.	8,900	171,571
Shidax Corp. (a)	9,600	43,625
Shiga Bank, Ltd. (The)	78,000	416,204
Shikibo, Ltd.	56,000	57,399
Shikoku Bank, Ltd. (The)	93,000	195,239
Shikoku Chemicals Corp.	18,000	123,089
Shima Seiki Manufacturing, Ltd.	10,700	194,658
Shimachu Co., Ltd.	20,500	498,069
SHIMANE BANK, Ltd. (The)	2,500	28,856
Shimizu Bank, Ltd. (The)	5,400	131,804
Shimojima Co., Ltd.	6,300	53,284
Shin Nippon Air Technologies Co., Ltd.	7,300	60,049
Shin-Etsu Polymer Co., Ltd.	22,600	93,051

Japan—(Continued)
Shin-Keisei Electric Railway Co., Ltd.	23,000	73,545
Shinagawa Refractories Co., Ltd.	27,000	60,445
Shindengen Electric Manufacturing Co., Ltd.	28,000	161,048
Shinkawa, Ltd. (b)	5,300	28,777
Shinko Electric Industries Co., Ltd.	24,700	168,093
Shinko Plantech Co., Ltd.	16,100	112,969
Shinko Shoji Co., Ltd.	7,700	76,875
Shinko Wire Co., Ltd.	12,000	17,406
Shinmaywa Industries, Ltd.	34,000	321,299
Shinnihon Corp.	14,000	55,210
Shinsho Corp.	14,000	31,708
Shinwa Co., Ltd.	3,900	42,330
Ship Healthcare Holdings, Inc.	11,500	261,302
Shiroki Corp.	31,000	85,250
Shizuki Electric Co., Inc.	8,000	38,317
Shizuoka Gas Co., Ltd.	21,300	133,312
Shobunsha Publications, Inc.	6,700	49,069
Shochiku Co., Ltd.	3,000	29,161
Shoei Foods Corp.	4,300	31,913
Shofu, Inc.	3,900	50,891
Shoko Co., Ltd. (a)	39,000	55,088
Showa Aircraft Industry Co., Ltd.	4,000	38,148
Showa Corp.	14,300	132,274
Showa Sangyo Co., Ltd.	34,000	136,227
Siix Corp. (a)	5,900	123,833
Sinanen Co., Ltd.	18,000	66,348
Sinfonia Technology Co., Ltd.	42,000	61,610
Sinko Industries, Ltd.	6,400	61,035
Sintokogio, Ltd.	19,300	131,631
SKY Perfect JSAT Holdings, Inc.	34,800	206,176
SMK Corp.	23,000	92,139
SMS Co., Ltd.	9,600	101,718
SNT Corp.	7,800	33,072
Soda Nikka Co., Ltd.	7,000	28,627
Sodick Co., Ltd.	16,800	135,507
Soft99 Corp. (a)	5,100	27,903
Softbank Technology Corp.	1,600	16,615
Software Service, Inc.	1,500	50,756
Sogo Medical Co., Ltd.	1,200	60,888
Soshin Electric Co., Ltd.	1,500	5,145
Sotoh Co., Ltd.	4,300	36,763
Space Co., Ltd.	5,800	55,771
Sparx Group Co., Ltd. (a)	35,900	60,419
SPK Corp.	2,500	43,098
Square Enix Holdings Co., Ltd.	3,200	66,515
SRA Holdings	3,700	44,481
Srg Takamiya Co., Ltd. (a)	5,200	47,957
ST Corp.	6,900	57,808
St. Marc Holdings Co., Ltd.	2,900	166,151
Star Micronics Co., Ltd.	12,600	159,604
Starts Corp., Inc.	5,200	68,308
Starzen Co., Ltd.	28,000	97,833
Stella Chemifa Corp.	5,600	61,498
Step Co., Ltd.	4,100	28,637
Studio Alice Co., Ltd.	2,900	39,555
Subaru Enterprise Co., Ltd.	1,000	3,778
Sugimoto & Co., Ltd.	3,800	38,067

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sumida Corp.	6,300	$42,989
Suminoe Textile Co., Ltd.	23,000	54,615
Sumitomo Bakelite Co., Ltd.	74,000	287,037
Sumitomo Densetsu Co., Ltd.	7,700	95,469
Sumitomo Mitsui Construction Co., Ltd. (b)	237,600	299,417
Sumitomo Osaka Cement Co., Ltd. (a)	150,000	428,428
Sumitomo Precision Products Co., Ltd. (a)	12,000	49,764
Sumitomo Real Estate Sales Co., Ltd.	5,960	133,736
Sumitomo Riko Co., Ltd.	12,200	91,896
Sumitomo Seika Chemicals Co., Ltd.	18,000	120,021
Sumitomo Warehouse Co., Ltd. (The)	45,000	241,708
Sun Frontier Fudousan Co., Ltd. (a)	7,600	69,723
Sun-Wa Technos Corp.	3,900	39,667
Suncall Corp.	11,000	61,334
SWCC Showa Holdings Co., Ltd. (a) (b)	116,000	97,451
Systena Corp.	10,800	77,234
T Hasegawa Co., Ltd.	8,700	122,177
T RAD Co., Ltd.	36,000	75,296
T&K Toka Co., Ltd. (a)	5,000	96,162
T-Gaia Corp.	8,400	83,016
Tabuchi Electric Co., Ltd. (a)	8,900	71,840
Tachi-S Co., Ltd. (a)	10,700	146,931
Tachibana Eletech Co., Ltd.	3,800	53,956
Tadano, Ltd.	28,000	346,803
Taihei Dengyo Kaisha, Ltd.	12,000	91,852
Taiheiyo Kouhatsu, Inc.	21,000	17,047
Taiho Kogyo Co., Ltd.	7,800	84,964
Taikisha, Ltd.	9,800	213,532
Taiko Bank, Ltd. (The)	41,000	75,163
Taiko Pharmaceutical Co., Ltd.	2,300	38,366
Taisei Lamick Co., Ltd. (a)	2,700	61,097
Taiyo Holdings Co., Ltd.	5,300	188,259
Taiyo Yuden Co., Ltd.	37,900	443,053
Takachiho Koheki Co., Ltd.	400	3,452
Takagi Securities Co., Ltd.	18,000	38,756
Takamatsu Construction Group Co., Ltd.	6,400	129,300
Takano Co., Ltd.	6,000	29,325
Takaoka Toko Co., Ltd.	5,365	77,845
Takara Holdings, Inc.	4,200	27,129
Takara Leben Co., Ltd.	29,900	129,138
Takara Printing Co., Ltd.	3,100	21,604
Takara Standard Co., Ltd.	43,000	311,471
Takasago International Corp.	38,000	171,100
Takasago Thermal Engineering Co., Ltd.	20,900	268,084
Takashima & Co., Ltd.	25,000	51,976
Takata Corp. (a)	7,400	89,642
Take And Give Needs Co., Ltd.	4,010	32,605
Takeei Corp.	8,200	64,508
Takeuchi Manufacturing Co., Ltd.	3,300	136,374
Takihyo Co., Ltd.	13,000	44,592
Takiron Co., Ltd.	21,000	93,359
Takisawa Machine Tool Co., Ltd.	35,000	61,929
Takuma Co., Ltd.	26,000	172,366
Tama Home Co., Ltd.	4,800	23,527
Tamron Co., Ltd.	7,100	140,445
Tamura Corp. (a)	26,000	93,409
Tanseisha Co., Ltd. (a)	9,100	61,392

Japan—(Continued)
Tatsuta Electric Wire and Cable Co., Ltd.	14,600	61,719
Tayca Corp.	17,000	61,609
TBK Co., Ltd.	8,000	44,977
Teac Corp. (a) (b)	40,000	19,229
TECHNO ASSOCIE Co., Ltd.	300	2,839
Techno Medica Co., Ltd.	2,400	48,978
Techno Ryowa, Ltd.	4,800	20,527
Teikoku Electric Manufacturing Co., Ltd.	5,800	63,380
Teikoku Sen-I Co., Ltd.	6,900	153,966
Teikoku Tsushin Kogyo Co., Ltd.	24,000	45,695
Ten Allied Co., Ltd. (b)	2,600	7,909
Tenma Corp.	6,200	81,930
Teraoka Seisakusho Co., Ltd.	200	682
Tigers Polymer Corp.	2,200	14,088
TKC Corp.	7,600	125,163
Toa Corp. / Hyogo	7,700	78,750
Toa Corp. / Tokyo	82,000	139,560
Toa Oil Co., Ltd. (a)	32,000	41,407
TOA ROAD Corp.	18,000	69,030
Toabo Corp.	34,000	21,398
Toagosei Co., Ltd.	74,000	291,915
Tobishima Corp. (a) (b)	62,200	144,536
Tobu Store Co., Ltd.	11,000	26,055
TOC Co., Ltd.	18,000	101,104
Tocalo Co., Ltd.	4,800	82,094
Tochigi Bank, Ltd. (The)	50,000	221,590
Toda Corp.	71,000	280,388
Toda Kogyo Corp. (b)	11,000	42,411
Toei Animation Co., Ltd. (a)	2,500	71,131
Toei Co., Ltd.	25,000	143,260
Toenec Corp.	20,000	94,060
Toho Bank, Ltd. (The)	77,000	259,142
Toho Co., Ltd.	20,000	74,204
Toho Holdings Co., Ltd. (a)	18,700	272,332
Toho Titanium Co., Ltd. (a) (b)	3,000	19,600
Toho Zinc Co., Ltd.	48,000	159,027
Tohoku Bank, Ltd. (The)	56,000	72,995
Tohokushinsha Film Corp.	4,800	34,150
Tohto Suisan Co., Ltd.	14,000	23,048
Tokai Carbon Co., Ltd.	63,000	183,709
Tokai Corp.	4,300	128,230
TOKAI Holdings Corp.	34,500	157,317
Tokai Lease Co., Ltd.	16,000	27,366
Tokai Rika Co., Ltd.	8,800	184,858
Token Corp.	2,760	111,576
Toko, Inc.	11,000	29,565
Tokushu Tokai Paper Co., Ltd.	36,000	82,591
Tokuyama Corp. (a)	106,000	214,638
Tokyo Dome Corp. (a)	62,000	272,725
Tokyo Electron Device, Ltd. (a)	2,400	30,533
Tokyo Energy & Systems, Inc.	8,000	57,688
Tokyo Individualized Educational Institute, Inc.	5,000	15,835
Tokyo Keiki, Inc.	21,000	48,418
Tokyo Ohka Kogyo Co., Ltd.	13,100	400,849
Tokyo Rakutenchi Co., Ltd.	17,000	72,038
Tokyo Rope Manufacturing Co., Ltd. (b)	46,000	90,469
Tokyo Sangyo Co., Ltd.	12,000	46,622

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tokyo Seimitsu Co., Ltd.	13,800	$277,880
Tokyo Steel Manufacturing Co., Ltd. (a)	33,300	205,039
Tokyo Tekko Co., Ltd.	17,000	78,170
Tokyo Theatres Co., Inc.	42,000	49,524
Tokyo TY Financial Group, Inc. (b)	9,724	267,903
Tokyu Recreation Co., Ltd.	6,000	33,490
Toli Corp.	30,000	60,496
Tomato Bank, Ltd.	62,000	91,094
Tomen Devices Corp.	1,500	22,663
Tomoe Corp.	12,500	46,492
Tomoe Engineering Co., Ltd.	2,100	30,049
Tomoegawa Co., Ltd.	12,000	19,427
Tomoku Co., Ltd.	37,000	87,027
TOMONY Holdings, Inc.	72,500	312,201
Tomy Co., Ltd.	24,400	128,512
Tonami Holdings Co., Ltd.	32,000	85,872
Toppan Forms Co., Ltd.	19,800	198,661
Topre Corp.	15,300	219,139
Topy Industries, Ltd.	91,000	179,933
Toridoll.corp	5,600	78,825
Torigoe Co., Ltd. (The)	9,200	58,900
Torii Pharmaceutical Co., Ltd.	3,600	87,812
Torishima Pump Manufacturing Co., Ltd. (a)	9,700	69,181
Tosei Corp. (a)	13,200	75,181
Toshiba Machine Co., Ltd.	42,000	166,708
Toshiba Plant Systems & Services Corp.	12,600	193,396
Toshiba TEC Corp.	13,000	89,577
Tosho Co., Ltd.	2,400	54,428
Tosho Printing Co., Ltd.	14,000	38,001
Totetsu Kogyo Co., Ltd.	11,700	267,218
Tottori Bank, Ltd. (The)	37,000	72,151
Toukei Computer Co., Ltd.	2,200	32,067
Towa Bank, Ltd. (The)	114,000	96,073
Towa Corp.	8,000	43,848
Towa Pharmaceutical Co., Ltd. (a)	2,800	123,799
Toyo Construction Co., Ltd.	25,499	109,139
Toyo Corp. (a)	9,600	80,884
Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.	16,000	52,719
Toyo Engineering Corp. (a)	34,000	124,356
Toyo Ink SC Holdings Co., Ltd.	65,000	320,236
Toyo Kanetsu KK (a)	48,000	97,781
Toyo Kohan Co., Ltd.	16,000	85,008
Toyo Machinery & Metal Co., Ltd.	3,000	11,155
Toyo Securities Co., Ltd.	23,000	65,728
Toyo Sugar Refining Co., Ltd.	9,000	7,485
Toyo Tanso Co., Ltd. (a)	4,300	70,256
Toyo Wharf & Warehouse Co., Ltd.	25,000	41,599
Toyobo Co., Ltd.	332,000	444,216
TPR Co., Ltd.	8,200	207,079
Trancom Co., Ltd.	2,300	92,649
Transcosmos, Inc.	8,100	133,720
Trusco Nakayama Corp.	7,200	185,700
Trust Tech, Inc.	1,500	22,503
TS Tech Co., Ltd.	3,400	79,634
TSI Holdings Co., Ltd.	28,205	166,262
Tsubakimoto Chain Co.	47,000	374,488

Japan—(Continued)
Tsubakimoto Kogyo Co., Ltd.	8,000	20,026
Tsudakoma Corp. (b)	16,000	21,441
Tsugami Corp. (a)	20,000	106,962
Tsukada Global Holdings, Inc. (a)	7,200	49,124
Tsukamoto Corp. Co., Ltd.	21,000	23,915
Tsukishima Kikai Co., Ltd. (a)	8,000	83,114
Tsukuba Bank, Ltd. (The)	34,500	104,788
Tsukui Corp.	7,700	65,468
Tsumura & Co. (a)	2,500	55,270
Tsurumi Manufacturing Co., Ltd.	10,000	159,152
Tsutsumi Jewelry Co., Ltd.	3,800	80,330
TTK Co., Ltd. (a)	4,000	15,742
TV Tokyo Holdings Corp.	3,700	83,798
TYK Corp.	6,000	10,839
Tyo, Inc.	9,600	14,401
U-Shin, Ltd. (a)	11,400	66,822
UACJ Corp. (a)	93,850	239,822
Ube Industries, Ltd.	111,000	165,849
Uchida Yoko Co., Ltd.	32,000	100,810
Ueki Corp.	11,000	24,247
UKC Holdings Corp.	4,300	60,615
Ulvac, Inc. (a) (b)	20,600	314,757
Uniden Corp.	25,000	47,189
Union Tool Co.	3,400	74,260
Unipres Corp.	13,900	227,989
United Arrows, Ltd. (a)	6,900	192,964
Unitika, Ltd. (b)	145,000	74,693
Universal Entertainment Corp. (a)	7,500	111,904
UNY Group Holdings Co., Ltd.	88,400	450,644
Usen Corp. (b)	35,900	99,141
Ushio, Inc.	36,300	379,717
UT Holdings Co., Ltd. (a)	14,500	61,543
Utoc Corp.	5,100	23,534
Valor Co., Ltd.	12,300	217,214
Village Vanguard Co., Ltd. (a)	3,400	38,187
Vital KSK Holdings, Inc. (a)	18,400	138,088
Vitec Co., Ltd.	3,700	31,676
VT Holdings Co., Ltd.	30,900	121,736
Wacoal Holdings Corp.	26,000	261,872
Wacom Co., Ltd. (a)	49,500	191,227
Wakachiku Construction Co., Ltd. (a)	46,000	78,689
Wakamoto Pharmaceutical Co., Ltd.	9,000	19,741
Wakita & Co., Ltd.	16,600	156,347
Warabeya Nichiyo Co., Ltd.	5,000	84,302
Watabe Wedding Corp. (b)	4,400	18,924
WATAMI Co., Ltd. (a)	7,600	70,607
Weathernews, Inc.	2,400	59,701
Welcia Holdings Co., Ltd.	3,200	95,190
Wellnet Corp.	2,700	47,398
West Holdings Corp. (a)	7,200	60,288
Wood One Co., Ltd.	19,000	42,971
Wowow, Inc.	900	37,261
Xebio Co., Ltd.	8,700	145,297
Y. A. C. Co., Ltd.	4,900	26,154
Yachiyo Industry Co., Ltd.	5,600	38,333
Yahagi Construction Co., Ltd.	12,000	94,594
Yaizu Suisankagaku Industry Co., Ltd.	4,400	38,166

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
YAMABIKO Corp.	3,200	$138,156
Yamagata Bank, Ltd. (The) (a)	48,000	208,767
Yamaichi Electronics Co., Ltd. (a)	8,200	56,271
Yamanashi Chuo Bank, Ltd. (The)	79,000	319,791
Yamatane Corp.	34,000	48,768
Yamato Corp.	9,000	31,624
Yamato International, Inc.	6,700	23,145
Yamaya Corp. (a)	1,150	15,078
Yamazawa Co., Ltd.	1,000	13,772
Yamazen Corp.	19,500	137,911
Yaoko Co., Ltd.	2,600	149,493
Yashima Denki Co., Ltd. (a)	7,500	34,995
Yasuda Logistics Corp.	7,400	65,349
Yellow Hat, Ltd.	9,100	185,916
Yodogawa Steel Works, Ltd. (a)	38,000	141,438
Yokogawa Bridge Holdings Corp.	11,500	131,339
Yokohama Reito Co., Ltd.	17,800	118,858
Yokowo Co., Ltd.	7,900	44,362
Yomeishu Seizo Co., Ltd.	6,000	45,908
Yomiuri Land Co., Ltd. (a)	13,000	53,595
Yondenko Corp.	8,000	29,872
Yondoshi Holding, Inc. (a)	6,000	93,813
Yonekyu Corp.	800	11,970
Yonex Co., Ltd. (a)	5,900	63,075
Yorozu Corp. (a)	7,200	119,318
Yoshinoya Holdings Co., Ltd.	4,200	48,334
Yuasa Funashoku Co., Ltd.	8,000	20,446
Yuasa Trading Co., Ltd.	6,700	130,960
Yuken Kogyo Co., Ltd.	22,000	46,120
Yuki Gosei Kogyo Co., Ltd.	6,000	14,203
Yumeshin Holdings Co., Ltd. (a)	10,100	61,035
Yurtec Corp.	26,000	151,499
Yusen Logistics Co., Ltd.	7,100	77,895
Yushiro Chemical Industry Co., Ltd.	6,100	86,109
Zappallas, Inc.	4,900	24,192
Zenrin Co., Ltd.	10,200	116,891
Zensho Holdings Co., Ltd. (a)	35,300	290,709
ZERIA Pharmaceutical Co., Ltd.	8,800	146,079
Zojirushi Corp. (a)	15,000	93,312
Zuiko Corp. (a)	1,000	43,283
Zuken, Inc.	7,200	72,749

		154,331,348

Luxembourg—0.0%
Oriflame Cosmetics S.A. (a)	4,387	60,652

Netherlands—2.3%
Aalberts Industries NV	53,139	1,569,946
Accell Group	10,698	175,932
AMG Advanced Metallurgical Group NV (b)	12,258	99,715
Amsterdam Commodities NV	8,120	186,733
APERAM S.A. (a) (b)	33,328	975,632
Arcadis NV	32,441	970,119
ASM International NV	15,591	656,473
Ballast Nedam NV (b)	2,716	12,224
BE Semiconductor Industries NV	23,461	522,705

Netherlands—(Continued)
Beter Bed Holding NV (a)	7,490	155,748
BinckBank NV	39,299	334,912
Brack Capital Properties NV (b)	233	12,654
Brunel International NV (a)	12,600	206,497
Corbion NV (a)	19,955	330,764
Delta Lloyd NV	93,740	2,060,193
Exact Holding NV (a)	7,888	302,377
Fugro NV	4,189	86,405
Grontmij (a) (b)	37,446	159,149
Heijmans NV (a)	14,562	156,809
Hunter Douglas NV	2,423	101,176
KAS Bank NV	5,649	67,623
Kendrion NV	3,947	103,166
Koninklijke BAM Groep NV (a)	107,080	333,411
Koninklijke Ten Cate NV (a)	14,185	320,576
Koninklijke Wessanen NV	54,622	346,985
Macintosh Retail Group NV (b)	7,046	30,514
Mota-Engil Africa NV (a) (b)	3,596	31,147
Nederland Apparatenfabriek (a)	2,625	84,792
Nutreco NV (a)	25,410	1,367,853
Ordina NV (a) (b)	57,689	87,114
PostNL NV (b)	126,664	471,252
Royal Imtech NV (a) (b)	10,038	46,488
SBM Offshore NV (a) (b)	54,432	645,489
Sligro Food Group NV	11,098	419,663
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV (b)	13,542	98,652
TKH Group NV	17,476	554,145
TNT Express NV	140,156	931,176
TomTom NV (a) (b)	34,636	229,517
USG People NV	43,376	489,212
Van Lanschot NV	45	947

		15,735,885

New Zealand—1.3%
a2 Milk Co., Ltd. (a) (b)	134,580	60,888
Abano Healthcare Group, Ltd.	880	5,277
Air New Zealand, Ltd.	194,012	373,066
Briscoe Group, Ltd.	13,123	30,410
Cavalier Corp., Ltd.	7,259	3,467
Chorus, Ltd. (a) (b)	106,254	220,626
Diligent Board Member Services, Inc. (a) (b)	19,249	78,591
Ebos Group, Ltd.	41,788	320,922
Fisher & Paykel Healthcare Corp., Ltd.	260,892	1,269,559
Freightways, Ltd.	81,878	370,440
Hallenstein Glasson Holdings, Ltd.	19,012	46,557
Heartland New Zealand, Ltd.	72,313	63,741
Infratil, Ltd.	301,704	706,033
Kathmandu Holdings, Ltd.	23,984	40,336
Mainfreight, Ltd.	40,292	498,952
Methven, Ltd.	19,898	17,538
Metlifecare, Ltd.	20,611	75,565
Michael Hill International, Ltd.	82,929	75,686
Millennium & Copthorne Hotels New Zealand, Ltd.	7,968	8,080
New Zealand Oil & Gas, Ltd.	164,080	80,591
New Zealand Refining Co., Ltd. (The) (b)	27,432	47,188

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Nuplex Industries, Ltd.	105,582	$244,575
NZX, Ltd.	114,554	104,555
Opus International Consultants, Ltd.	4,000	4,534
Pacific Edge, Ltd. (b)	17,353	11,485
PGG Wrightson, Ltd.	58,545	21,007
Pike River Coal Co., Ltd. (b) (c) (d)	82,575	0
Port of Tauranga, Ltd.	30,898	405,994
Pumpkin Patch, Ltd. (b)	31,660	5,142
Restaurant Brands New Zealand, Ltd.	55,682	159,231
Rubicon, Ltd. (b)	9,922	2,795
Ryman Healthcare, Ltd.	152,639	1,013,324
Sanford, Ltd.	314	1,172
Skellerup Holdings, Ltd.	29,759	32,963
Sky City Entertainment Group, Ltd.	283,721	857,056
Sky Network Television, Ltd.	114,579	539,505
Tower, Ltd.	59,836	100,320
Trade Me Group, Ltd.	64,691	184,187
TrustPower, Ltd.	13,980	86,092
Vector, Ltd.	151,308	329,116
Warehouse Group, Ltd. (The)	43,961	106,990
Xero, Ltd. (a) (b)	18,201	229,011

		8,832,567

Norway—0.9%
ABG Sundal Collier Holding ASA	130,019	84,614
AF Gruppen ASA	945	10,016
Akastor ASA (a)	3,345	9,695
American Shipping ASA	12,027	60,234
Archer, Ltd. (a) (b)	82,799	44,644
Atea ASA	22,644	233,945
Austevoll Seafood ASA	29,238	181,770
Bionor Pharma ASA (b)	16,875	5,191
Biotec Pharmacon ASA (a) (b)	10,494	24,779
Bonheur ASA	4,316	42,349
BW Offshore, Ltd.	108,665	109,208
Deep Sea Supply plc	40,102	28,176
Det Norske Oljeselskap ASA (a) (b)	29,953	159,186
DOF ASA (b)	21,760	43,476
Ekornes ASA	11,636	148,330
Electromagnetic GeoServices (a) (b)	59,116	31,337
Eltek ASA	122,435	190,168
Farstad Shipping ASA	6,040	40,987
Frontline, Ltd. (a) (b)	36,608	92,292
Ganger Rolf ASA	7,335	70,382
Golden Ocean Group, Ltd. (a)	173,259	109,010
Grieg Seafood ASA (b)	11,731	44,292
Hexagon Composites ASA	24,991	76,458
Hoegh LNG Holdings, Ltd. (a) (b)	12,362	135,251
Kongsberg Automotive ASA (b)	236,674	180,935
Kvaerner ASA	92,750	108,921
Leroy Seafood Group ASA	7,679	281,313
Nordic Semiconductor ASA (a) (b)	76,341	482,463
Norske Skogindustrier ASA (b)	101,549	52,252
Northern Offshore, Ltd.	32,781	18,115
Norwegian Air Shuttle A/S (a) (b)	4,766	176,209
Odfjell SE - A Shares (b)	1,949	7,532

Norway—(Continued)
Opera Software ASA (a)	21,316	269,509
Panoro Energy ASA (b)	64,409	13,991
PhotoCure ASA (b)	5,477	20,280
ProSafe SE (a)	51,314	156,996
Q-Free ASA (b)	24,256	32,004
REC Silicon ASA (a) (b)	630,934	148,879
REC Solar ASA (b)	10,877	148,867
Salmar ASA	8,438	143,919
Sevan Marine ASA	16,466	44,130
Siem Offshore, Inc. (a)	73,429	39,558
Solstad Offshore ASA	5,178	54,193
Songa Offshore (b)	121,279	24,022
SpareBank 1 SMN	40,946	319,019
Stolt-Nielsen, Ltd.	5,818	97,340
Tomra Systems ASA	59,552	458,512
TTS Group ASA (b)	18,359	11,684
Veidekke ASA	57,200	566,014
Wilh Wilhelmsen ASA (a)	21,003	129,161
Wilh Wilhelmsen Holding ASA	4,777	108,240

		6,069,848

Philippines—0.0%
Del Monte Pacific, Ltd. (b)	52,000	19,601

Portugal—0.5%
Altri SGPS S.A.	49,174	147,630
Banco BPI S.A. (a) (b)	181,563	222,344
Banco Comercial Portugues S.A. - Class R (a) (b)	10,046,492	790,007
Banco Espirito Santo S.A. (b) (c)	89,078	0
Mota-Engil SGPS S.A. (a)	40,942	130,040
NOS SGPS	101,535	642,766
Novabase SGPS S.A.	7,827	20,969
Portucel Empresa Produtora de Pasta e Papel S.A.	106,918	396,545
REN - Redes Energeticas Nacionais SGPS S.A.	58,852	171,239
Semapa-Sociedade de Investimento e Gestao	37,733	457,374
Sonae Industria SGPS S.A. (b)	2,595,000	20,078
Sonae SGPS S.A.	188,577	231,548
Teixeira Duarte S.A.	59,382	50,626

		3,281,166

Singapore—1.3%
Abterra, Ltd. (b)	51,720	21,084
Amtek Engineering, Ltd.	21,000	9,027
ASL Marine Holdings, Ltd.	105,000	34,481
Ausgroup, Ltd. (a) (b)	143,000	32,115
Baker Technology, Ltd.	166,000	31,180
Banyan Tree Holdings, Ltd. (a)	155,000	68,457
Biosensors International Group, Ltd. (a) (b)	473,000	208,770
Bonvests Holdings, Ltd.	18,000	18,331
Boustead Singapore, Ltd.	81,000	108,943
Breadtalk Group, Ltd.	37,000	43,292
Broadway Industrial Group, Ltd. (a) (b)	156,399	22,326
Bukit Sembawang Estates, Ltd.	72,000	274,567
Bund Center Investment, Ltd.	552,000	81,680

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Centurion Corp., Ltd.	38,000	$14,455
CH Offshore, Ltd.	157,000	61,061
China Aviation Oil Singapore Corp., Ltd.	153,600	77,650
China Merchants Holdings Pacific, Ltd.	112,000	82,398
Chip Eng Seng Corp., Ltd.	117,000	74,569
Chuan Hup Holdings, Ltd.	125,000	25,464
Cityspring Infrastructure Trust (a)	186,000	74,209
Cordlife Group, Ltd.	39,000	26,166
Cosco Corp. Singapore, Ltd. (a)	477,000	201,390
Creative Technology, Ltd.	22,600	32,902
CSC Holdings, Ltd.	284,000	10,850
CSE Global, Ltd.	197,000	89,977
Cw Group Holdings, Ltd.	106,000	30,943
CWT, Ltd.	81,000	97,717
Datapulse Technology, Ltd.	106,000	9,497
Delong Holdings, Ltd. (b)	91,000	16,144
DMX Technologies Group, Ltd.	186,000	22,213
Dyna-Mac Holdings, Ltd.	98,000	24,062
Elec & Eltek International Co., Ltd.	23,000	28,292
Eu Yan Sang International, Ltd.	90,000	49,884
Ezion Holdings, Ltd. (a)	375,000	317,921
Ezra Holdings, Ltd. (a)	345,070	136,927
Far East Orchard, Ltd.	74,044	93,337
First Sponsor Group, Ltd. (b)	8,628	8,139
FJ Benjamin Holdings, Ltd.	106,000	13,043
Food Empire Holdings, Ltd.	54,000	12,425
Fragrance Group, Ltd. (a)	915,000	148,336
Gallant Venture, Ltd. (b)	126,000	23,253
Geo Energy Resources, Ltd. (a) (b)	155,000	24,514
GK Goh Holdings, Ltd.	12,000	8,152
Global Premium Hotels, Ltd. (a)	73,200	19,325
GMG Global, Ltd.	2,022,000	94,058
GuocoLand, Ltd.	28,000	37,208
GuocoLeisure, Ltd.	188,000	126,610
Hanwell Holdings, Ltd. (b)	19,000	4,001
Healthway Medical Corp., Ltd. (b)	701,750	24,826
Hi-P International, Ltd.	125,000	68,742
Hiap Hoe, Ltd.	58,000	35,215
Hiap Seng Engineering, Ltd.	61,500	7,006
HLH Group, Ltd. (b)	1,066,000	10,333
Ho Bee Land, Ltd. (a)	87,000	127,102
Hong Fok Corp., Ltd.	133,400	82,697
Hong Leong Asia, Ltd.	41,000	40,205
Hotel Grand Central, Ltd.	1,000	997
Hour Glass, Ltd. (The)	129,000	62,220
HTL International Holdings, Ltd.	69,000	13,319
HupSteel, Ltd.	111,000	16,380
Hwa Hong Corp., Ltd.	138,000	34,346
Hyflux, Ltd. (a)	179,500	113,962
Indofood Agri Resources, Ltd.	152,000	82,575
Interra Resources, Ltd. (b)	103,000	12,679
IPC Corp., Ltd.	296,000	32,575
Jiutian Chemical Group, Ltd. (b)	649,000	26,936
K1 Ventures, Ltd.	404,000	57,002
Keppel Infrastructure Trust	160,000	128,641
Keppel Telecommunications & Transportation, Ltd.	44,000	48,940

Singapore—(Continued)
Koh Brothers Group, Ltd.	97,000	23,103
LCD Global Investments, Ltd.	174,000	40,055
Li Heng Chemical Fibre Technologies, Ltd. (b)	309,000	22,932
Lian Beng Group, Ltd.	123,000	56,138
Low Keng Huat Singapore, Ltd.	153,000	77,361
Lum Chang Holdings, Ltd.	115,000	31,692
Marco Polo Marine, Ltd.	51,000	10,572
Mercator Lines Singapore, Ltd. (b)	70,000	4,597
Mermaid Maritime plc	136,000	29,573
Metro Holdings, Ltd.	141,600	97,204
Mewah International, Inc. (a)	110,000	32,382
Midas Holdings, Ltd. (a)	452,000	85,076
Nam Cheong, Ltd. (a)	321,000	75,956
Neptune Orient Lines, Ltd. (a) (b)	17,000	10,745
NSL, Ltd.	15,000	18,113
OSIM International, Ltd. (a)	85,000	126,568
Otto Marine, Ltd. (a)	522,000	18,380
Overseas Union Enterprise, Ltd.	174,000	267,222
Oxley Holdings, Ltd.	155,000	59,627
Pan-United Corp., Ltd.	43,000	27,265
Penguin International, Ltd.	193,000	31,099
Petra Foods, Ltd.	66,000	189,127
Popular Holdings, Ltd.	192,000	32,615
QAF, Ltd.	130,040	94,650
Raffles Education Corp., Ltd.	470,374	118,570
Raffles Medical Group, Ltd.	50,077	146,927
Rickmers Maritime	110,000	23,235
Riverstone Holdings, Ltd.	20,000	14,707
Rotary Engineering, Ltd.	85,000	36,886
Roxy-Pacific Holdings, Ltd.	85,750	36,575
S I2I, Ltd. (b)	1,741,000	5,239
SBS Transit, Ltd.	40,500	50,735
Sheng Siong Group, Ltd.	191,000	99,228
SHS Holdings, Ltd.	47,000	8,121
Sim Lian Group, Ltd.	121,500	77,699
Sinarmas Land, Ltd.	735,000	323,574
Sing Holdings, Ltd.	82,000	18,894
Singapore Reinsurance Corp., Ltd.	1,000	243
Sino Grandness Food Industry Group, Ltd. (a) (b)	84,000	28,519
SMRT Corp., Ltd. (a)	175,000	208,521
Stamford Land Corp., Ltd.	278,000	116,418
Sunningdale Tech, Ltd.	303,000	38,347
SunVic Chemical Holdings, Ltd. (a) (b)	51,000	18,427
Super Group, Ltd. (a)	143,000	123,086
Swiber Holdings, Ltd. (a)	157,000	32,041
Swissco Holdings, Ltd. (a)	84,000	32,302
Thakral Corp., Ltd.	197,000	3,568
Tuan Sing Holdings, Ltd.	169,000	50,185
UMS Holdings, Ltd.	93,000	35,584
United Engineers, Ltd.	138,000	304,066
United Envirotech, Ltd. (a)	67,000	81,065
United Fiber System, Ltd. (b)	426,950	1,934
United Overseas Insurance, Ltd.	4,000	13,800
UOB-Kay Hian Holdings, Ltd.	143,987	164,789
UPP Holdings, Ltd.	46,000	7,796
Vard Holdings, Ltd. (a) (b)	203,000	91,827
Venture Corp., Ltd.	97,000	575,992

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Vibrant Group, Ltd.	220,071	$15,917
Vicom, Ltd.	2,000	9,429
Wee Hur Holdings, Ltd.	85,000	24,382
Wheelock Properties Singapore, Ltd.	58,000	76,980
Wing Tai Holdings, Ltd. (a)	159,621	196,920
Yeo Hiap Seng, Ltd.	19,712	25,885
YHI International, Ltd.	78,000	13,249
Yongnam Holdings, Ltd.	645,000	91,879

		8,903,636

Spain—2.0%
Abengoa S.A. (a)	20,975	53,731
Abengoa S.A. - B Shares (a)	135,030	292,852
Acciona S.A. (a) (b)	6,551	439,821
Acerinox S.A. (a)	64,877	969,862
Adveo Group International S.A. (b)	6,292	88,863
Almirall S.A. (a) (b)	17,526	289,670
Atresmedia Corp. de Medios de Comunicaion S.A. (a)	13,229	186,066
Azkoyen S.A. (b)	1,608	3,746
Baron de Ley (a) (b)	1,139	103,321
Bolsas y Mercados Espanoles S.A.	23,133	891,706
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cementos Portland Valderrivas S.A. (b)	1,935	8,889
Cie Automotive S.A. (a)	8,688	117,732
Construcciones y Auxiliar de Ferrocarriles S.A.	458	167,065
Deoleo S.A. (a) (b)	191,757	87,056
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,678	37,319
Distribuidora Internacional de Alimentacion S.A.	118,194	794,731
Duro Felguera S.A.	22,982	92,872
Ebro Foods S.A. (a)	23,798	392,176
Elecnor S.A.	11,262	115,565
Ence Energia y Celulosa S.A (a)	45,999	115,173
Ercros S.A. (b)	60,314	28,629
Faes Farma S.A.	154,898	319,967
Fluidra S.A. (b)	9,730	35,836
Fomento de Construcciones y Contratas S.A. (a) (b)	28,711	407,733
Gamesa Corp. Tecnologica S.A. (b)	46,649	420,192
Grupo Catalana Occidente S.A.	21,149	609,280
Grupo Ezentis S.A. (b)	39,717	33,783
Iberpapel Gestion S.A.	185	2,836
Indra Sistemas S.A. (a)	36,407	352,742
Inmobiliaria Colonial S.A. (b)	143,682	94,236
Jazztel plc (a) (b)	120,507	1,829,687
Laboratorios Farmaceuticos Rovi S.A.	6,104	75,342
Mediaset Espana Comunicacion S.A. (b)	46,514	580,906
Melia Hotels International S.A. (a)	15,550	165,808
Miquel y Costas & Miquel S.A.	4,480	173,294
NH Hoteles Group S.A. (b)	46,739	222,042
Obrascon Huarte Lain S.A. (a)	11,925	264,470
Papeles y Cartones de Europa S.A.	19,820	91,357
Pescanova S.A. (b) (c) (d)	7,446	0
Prim S.A.	3,013	22,930
Promotora de Informaciones S.A. (b)	209,868	64,667
Prosegur Cia de Seguridad S.A.	40,634	230,904

Spain—(Continued)
Realia Business S.A. (a) (b)	74,911	46,227
Sacyr Vallehermoso S.A. (a) (b)	87,671	298,503
Solaria Energia y Medio Ambiente S.A. (b)	19,439	16,326
Tecnicas Reunidas S.A.	10,017	439,389
Telecomunicaciones y Energia (b)	13,592	21,151
Tubacex S.A.	28,250	105,801
Tubos Reunidos S.A. (a)	21,752	44,364
Urbas Grupo Financiero S.A. (b)	887,506	15,909
Vidrala S.A. (a)	7,952	365,497
Viscofan S.A.	13,448	713,671
Vocento S.A. (b)	5,362	11,306
Zeltia S.A. (b)	72,263	233,025

		13,586,026

Sweden—3.7%
AAK AB (a)	11,380	606,835
Acando AB	32,705	55,534
AddNode Group AB	1,849	10,898
AddTech AB - B Shares (a)	30,232	411,892
AF AB - B Shares	24,002	387,916
Arise AB (b)	4,852	10,642
Atrium Ljungberg AB - B Shares	3,824	56,261
Avanza Bank Holding AB (a)	7,660	253,485
Axfood AB (a)	5,038	299,952
Axis Communications AB (a)	11,341	290,371
B&B Tools AB - B Shares	12,796	250,280
BE Group AB (b)	15,694	11,022
Beijer Alma AB	9,404	219,511
Beijer Electronics AB	5,229	34,762
Beijer Ref AB - B Shares	6,405	104,428
Betsson AB (b)	9,155	321,418
Bilia AB - A Shares	10,743	324,637
Billerud AB	89,835	1,287,168
BioGaia AB - B Shares	4,484	103,232
Biotage AB (a)	15,339	25,708
Bjoern Borg AB (b)	9,936	29,799
Bulten AB	2,144	18,344
Bure Equity AB	17,448	80,343
Byggmax Group AB	18,326	123,254
Castellum A.B.	46,395	723,717
Clas Ohlson AB - B Shares	19,724	340,929
Cloetta AB - B Shares (b)	77,922	225,880
Concentric AB	30,796	367,292
Concordia Maritime AB - B Shares (b)	4,217	6,976
Dios Fastigheter AB (a)	25,743	190,686
Doro AB	741	3,688
Duni AB	15,028	222,489
East Capital Explorer AB (b)	7,088	38,541
Eniro AB (a) (b)	55,843	51,301
Fabege AB	45,507	583,945
Fagerhult AB	6,390	112,712
Fastighets AB Balder - B Shares (b)	36,044	506,131
Gunnebo AB	12,816	61,819
Haldex AB	33,062	427,949
Hexpol AB (a)	5,925	555,049
HIQ International AB (a) (b)	32,278	169,049

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
HMS Networks AB	709	$13,552
Holmen AB - B Shares	14,243	486,147
Hufvudstaden AB - A Shares	15,492	201,096
Industrial & Financial Systems	10,165	311,121
Indutrade AB	5,726	227,561
Intrum Justitia AB	21,993	650,534
JM AB (a)	23,748	752,864
KappAhl AB	29,980	160,547
Karolinska Development AB (a) (b)	7,514	12,764
Klovern AB - A Shares	11,418	12,008
Klovern AB - B Shares (b)	114,185	111,321
Know It AB	9,489	66,506
Kungsleden AB	43,816	316,137
Lagercrantz AB - B Shares	9,342	167,176
Lindab International AB (b)	18,765	157,883
Loomis AB - Class B	39,066	1,132,428
Medivir AB - B Shares (a) (b)	10,470	131,304
Mekonomen AB (a)	7,582	197,737
Modern Times Group MTG AB - B Shares	9,830	311,909
MQ Holding AB	9,112	40,282
Mycronic AB	46,878	148,371
NCC AB - A Shares	3,116	97,995
NCC AB - B Shares (a)	21,019	660,306
Nederman Holding AB	932	20,023
Net Entertainment NE AB - B Shares (b)	16,258	548,398
Net Insight AB (b)	143,837	56,763
New Wave Group AB - B Shares	15,773	77,136
Nibe Industrier AB - B Shares (a)	40,031	1,031,461
Nobia AB (a)	51,796	463,399
Nolato AB - B Shares	12,091	273,200
Nordnet AB - B Shares	33,249	120,259
OEM International AB - B Shares	498	7,026
Peab AB (a)	50,023	350,304
Pricer AB - B Shares (b)	32,212	25,935
Proact IT Group AB	4,203	42,321
Proffice AB - B Shares	23,058	61,214
Ratos AB - B Shares (a)	35,390	212,855
Rezidor Hotel Group AB (b)	37,700	137,551
Saab AB - Class B (a)	27,146	701,013
Sagax AB	14,540	82,069
SAS AB (a) (b)	41,924	81,737
Sectra AB - B Shares (b)	2,976	38,081
Semcon AB	5,540	34,927
SkiStar AB	7,836	88,016
SSAB AB - A Shares (a) (b)	45,510	262,846
SSAB AB - A Shares (b)	27,650	159,834
SSAB AB - B Shares (a) (b)	24,047	124,007
SSAB AB - B Shares (a) (b)	70,586	362,557
Sweco AB - B Shares	18,222	246,396
Swedish Orphan Biovitrum AB (b)	56,264	572,555
Systemair AB	4,286	57,574
TradeDoubler AB (a)	21,483	28,247
Transcom Worldwide AB (a) (b)	1,837	14,551
Transmode Holding AB (a)	2,253	21,240
Tribona AB	7,277	36,036
Unibet Group plc	16,402	1,032,082
Vitrolife AB	4,321	91,741

Sweden—(Continued)
Wallenstam AB - B Shares (a)	32,302	537,392
Wihlborgs Fastigheter AB	34,720	633,733

		24,907,873

Switzerland—4.4%
AFG Arbonia-Forster Holding AG (a) (b)	4,400	108,817
Allreal Holding AG (b)	3,390	467,473
Alpiq Holding AG (b)	28	2,535
APG SGA S.A.	647	187,950
Ascom Holding AG	17,215	263,480
Autoneum Holding AG (b)	2,052	347,129
Bachem Holding AG (b)	1,074	52,886
Bank Coop AG	2,772	118,671
Banque Cantonale de Geneve	375	80,738
Banque Cantonale Vaudoise	57	30,751
Basler Kantonalbank	130	8,373
Belimo Holding AG	215	499,584
Bell AG	56	137,878
Bellevue Group AG	2,584	37,173
Berner Kantonalbank AG (a)	1,858	339,094
BKW AG	3,918	116,064
Bobst Group AG	5,636	217,441
Bossard Holding AG (a) (b)	3,458	376,952
Bucher Industries AG (a)	3,522	877,066
Burckhardt Compression Holding AG	1,451	555,548
Burkhalter Holding AG	1,316	114,297
Calida Holding AG (b)	2,002	74,199
Carlo Gavazzi Holding AG	48	10,178
Cham Paper Holding AG (b)	113	27,391
Charles Voegele Holding AG (b)	4,263	54,018
Cicor Technologies (b)	644	23,009
Cie Financiere Tradition S.A.	530	22,483
Clariant AG (b)	36,782	617,656
Coltene Holding AG	1,138	72,073
Conzzeta AG (b)	66	224,708
Daetwyler Holding AG	3,203	410,570
Dufry AG (a) (b)	7,215	1,069,555
Edmond de Rothschild Suisse S.A.	3	46,092
EFG International AG (a) (b)	12,149	141,373
Emmi AG (b)	1,190	420,111
Energiedienst Holding AG	3,017	93,787
Feintool International Holding AG	554	56,609
Fenix Outdoor International AG (b)	384	17,701
Flughafen Zuerich AG	1,504	1,008,203
Forbo Holding AG (b)	819	819,185
GAM Holding AG (b)	57,233	1,029,347
Gategroup Holding AG (a) (b)	9,636	275,191
Georg Fischer AG (b)	2,362	1,486,133
Gurit Holding AG (a) (b)	292	112,899
Helvetia Holding AG	2,382	1,129,718
Highlight Communications AG (b)	7,829	31,472
Huber & Suhner AG	5,179	246,596
Implenia AG (b)	8,148	473,246
Inficon Holding AG (b)	777	240,903
Interroll Holding AG (b)	265	140,070
Intershop Holdings AG	492	176,201

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Jungfraubahn Holding AG	85	$6,451
Kaba Holding AG - Class B (b)	1,080	544,572
Kardex AG (b)	2,548	118,515
Komax Holding AG (b)	1,485	215,259
Kudelski S.A.	13,221	160,565
Kuoni Reisen Holding AG (b)	767	231,673
LEM Holding S.A.	312	231,410
Liechtensteinische Landesbank AG	2,973	119,675
LifeWatch AG (b)	1,912	23,543
Logitech International S.A. (a)	84,871	1,147,978
Lonza Group AG (b)	10,961	1,235,274
Luzerner Kantonalbank AG (a)	1,489	525,312
MCH Group AG	831	54,162
Metall Zug AG	53	128,021
Meyer Burger Technology AG (a) (b)	24,493	158,030
Micronas Semiconductor Holding AG (b)	11,059	63,170
Mikron Holding AG (b)	474	3,361
Mobilezone Holding AG (b)	10,014	105,958
Mobimo Holding AG (b)	3,001	601,255
OC Oerlikon Corp. AG (b)	101,100	1,265,251
Orascom Development Holding AG (b)	5,250	95,031
Orell Fuessli Holding AG (b)	428	39,885
Orior AG (b)	1,802	99,505
Panalpina Welttransport Holding AG (a)	2,292	307,719
Phoenix Mecano AG	337	155,922
PSP Swiss Property AG (b)	2,635	226,883
Rieter Holding AG (b)	1,437	237,955
Romande Energie Holding S.A.	111	111,809
Schaffner Holding AG (b)	238	69,009
Schmolz & Bickenbach AG (b)	161,565	173,667
Schweiter Technologies AG	332	259,118
Siegfried Holding AG (b)	1,665	270,926
St. Galler Kantonalbank AG (a)	1,175	426,641
Straumann Holding AG	3,414	857,691
Swissquote Group Holding S.A.	3,968	124,519
Tamedia AG	904	115,388
Tecan Group AG	2,612	296,837
Temenos Group AG (b)	24,817	880,193
Tornos Holding AG (b)	3,719	21,435
U-Blox AG (b)	3,324	457,186
Valiant Holding	4,267	354,301
Valora Holding AG (b)	1,084	248,344
Vaudoise Assurances Holding S.A.	531	238,744
Vetropack Holding AG	88	140,183
Von Roll Holding AG (b)	7,038	9,619
Vontobel Holding AG (a)	6,679	251,478
VP Bank AG	1,844	157,617
Walliser Kantonalbank	116	83,431
Walter Meier AG (b)	872	35,830
Ypsomed Holding AG (b)	1,609	138,521
Zehnder Group AG	3,945	163,870
Zug Estates Holding AG (b)	73	91,311
Zuger Kantonalbank AG (a)	68	305,842

		29,876,422

United Arab Emirates—0.0%
Lamprell plc (b)	100,553	186,861

United Kingdom—21.7%
4imprint Group plc	6,953	$87,305
888 Holdings plc	43,367	92,983
A.G.BARR plc	44,327	405,087
Acacia Mining plc	43,734	174,153
Acal plc	7,314	27,357
Afren plc (b)	251,096	180,354
Aga Rangemaster Group plc (b)	25,439	46,771
Air Partner plc	992	3,958
Alent plc	102,762	512,703
Amec Foster Wheeler plc	49,672	650,106
Amlin plc	227,509	1,682,986
Anglo Pacific Group plc	29,836	46,065
Anglo-Eastern Plantations	4,252	36,734
Anite plc	81,502	99,953
Ashmore Group plc (a)	84,430	366,045
Ashtead Group plc	113,981	2,015,095
Atrium European Real Estate, Ltd. (b)	114,274	565,430
Avon Rubber plc	12,019	143,118
Balfour Beatty plc (a)	231,851	759,164
Bank of Georgia Holdings plc	6,261	200,839
Barratt Developments plc	211,324	1,538,862
BBA Aviation plc	221,729	1,236,372
Beazley plc	386,682	1,713,133
Bellway plc	82,065	2,465,218
Berendsen plc	106,561	1,816,910
Berkeley Group Holdings plc	70,062	2,684,722
Betfair Group plc	16,616	404,979
Bioquell plc	5,000	7,483
Bloomsbury Publishing plc	25,349	63,998
Bodycote plc	122,371	1,227,845
Booker Group plc	415,681	1,059,060
Boot Henry plc	1,476	4,484
Bovis Homes Group plc	79,588	1,096,090
Braemar Shipping Services plc	4,402	28,135
Brammer plc	36,027	190,836
Brewin Dolphin Holdings plc	143,539	661,627
British Polythene Industries plc	10,947	112,841
Britvic plc	142,790	1,487,942
BTG plc (b)	150,041	1,846,678
Bwin.Party Digital Entertainment plc (a)	231,573	422,310
Cable & Wireless Communications plc	732,967	562,695
Cairn Energy plc (b)	165,216	453,526
Cape plc	61,478	227,958
Capital & Counties Properties plc (a)	107,134	604,318
Capital & Regional plc	80,929	66,193
Carclo plc	16,990	23,787
Carillion plc (a)	147,712	765,090
Carr’s Milling Industries plc	1,554	41,285
Castings plc	1,484	9,391
Catlin Group, Ltd.	174,373	1,813,226
Centamin plc	307,624	282,569
Centaur Media plc	92,526	91,974
Chemring Group plc	78,826	291,458
Chesnara plc	55,231	290,757
Chime Communications plc	23,457	103,382
Cineworld Group plc	61,490	395,544
Clarkson plc	4,513	133,213

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Close Brothers Group plc	58,401	$1,346,850
Cobham plc	363,956	1,825,022
Colt Group S.A. (b)	208,005	430,279
Communisis plc	57,478	44,308
Computacenter plc	40,615	371,508
Connect Group plc	116,163	278,547
Consort Medical plc	24,997	336,381
Costain Group plc	21,151	92,185
Cranswick plc	24,566	528,332
Creston plc	5,272	10,598
CSR plc	116,351	1,546,751
Daily Mail & General Trust plc (a)	156,527	2,009,847
Dairy Crest Group plc	63,445	489,977
Darty plc	135,252	144,338
De La Rue plc	25,638	206,820
Debenhams plc	358,902	417,587
Dechra Pharmaceuticals plc	25,937	337,986
Development Securities plc	61,163	210,456
Devro plc	58,511	276,775
Dignity plc	22,395	666,148
Diploma plc	53,467	590,236
Dixons Carphone plc	188,802	1,359,865
Domino Printing Sciences plc	62,672	640,585
Domino’s Pizza Group plc	41,403	453,156
Drax Group plc	137,597	978,199
DS Smith plc	336,909	1,678,993
Dunelm Group plc	11,505	165,035
E2V Technologies plc	61,165	164,557
Electrocomponents plc	168,669	559,350
Elementis plc	196,653	795,848
EnQuest plc (b)	429,925	234,898
Enterprise Inns plc (b)	256,620	454,024
Essentra plc	78,989	893,071
Euromoney Institutional Investor plc	14,736	240,269
Evraz plc (a)	44,482	106,082
Exillon Energy plc (a) (b)	19,973	46,630
Fenner plc	100,550	335,485
Ferrexpo plc	36,701	30,241
Fidessa Group plc	20,495	758,292
Findel plc (b)	17,439	61,084
Firstgroup plc (b)	412,049	678,565
Fortune Oil plc (b)	575,627	85,362
Fuller Smith & Turner	7,667	111,608
Galliford Try plc	41,886	834,266
Gem Diamonds, Ltd. (b)	50,253	136,037
Genus plc	27,158	528,868
Go-Ahead Group plc	22,995	880,593
Greene King plc (a)	85,536	992,305
Greggs plc	37,510	425,800
Halfords Group plc	119,495	866,078
Halma plc (a)	130,691	1,393,256
Hansard Global plc	2,566	3,505
Hardy Oil & Gas plc (b)	14,946	14,696
Hays plc	644,027	1,442,661
Headlam Group plc	56,842	389,734
Helical Bar plc	65,404	390,277
Henderson Group plc	548,846	1,807,137

United Kingdom—(Continued)
Hikma Pharmaceuticals plc	82,141	2,518,992
Hill & Smith Holdings plc	46,114	416,794
Hilton Food Group plc	1,888	11,277
Hiscox, Ltd.	183,522	2,060,563
Hochschild Mining plc (a) (b)	49,761	68,089
Hogg Robinson Group plc	72,262	46,757
Home Retail Group plc	448,340	1,441,588
Homeserve plc	170,640	892,216
Hornby plc (b)	1,884	2,253
Howden Joinery Group plc	223,492	1,389,692
Hunting plc	34,598	282,623
Huntsworth plc	31,310	23,914
ICAP plc	149,517	1,042,905
IG Group Holdings plc	105,180	1,172,339
Imagination Technologies Group plc (b)	26,208	92,395
Inchcape plc	151,334	1,693,754
Informa plc	241,241	1,760,311
Inmarsat plc	79,615	986,625
Innovation Group plc	525,112	244,267
Intermediate Capital Group plc	32,693	232,763
International Personal Finance plc	83,965	580,837
Interserve plc	82,100	706,063
IP Group plc (b)	139,902	442,780
ITE Group plc	53,863	134,301
James Fisher & Sons plc	20,889	387,096
Jardine Lloyd Thompson Group plc	65,575	909,661
JD Sports Fashion plc	36,964	292,298
JD Wetherspoon plc	48,692	617,913
JKX Oil & Gas plc (b)	48,421	9,056
John Menzies plc	14,551	80,618
John Wood Group plc	122,821	1,129,633
Johnston Press plc (b)	4,425	11,333
Jupiter Fund Management plc	84,695	475,495
KAZ Minerals plc (a) (b)	44,157	175,662
Kcom Group plc	281,704	393,615
Keller Group plc	22,093	299,773
Kier Group plc	12,989	299,898
Ladbrokes plc	281,189	480,214
Laird plc	156,521	751,020
Lancashire Holdings, Ltd. (a)	50,563	438,250
Laura Ashley Holdings plc	25,157	11,592
Lavendon Group plc	44,306	119,094
Lonmin plc (b)	113,391	310,792
Lookers plc	122,220	245,426
Low & Bonar plc	37,972	29,672
LSL Property Services plc	4,671	21,660
Man Group plc	757,211	1,873,564
Marshalls plc	63,336	230,762
Marston’s plc	318,910	708,064
McBride plc (b)	96,041	119,724
Mears Group plc	51,685	301,352
Mecom Group plc (b)	42,085	93,105
Melrose Industries plc	325,983	1,341,318
Michael Page International plc (a)	65,403	415,268
Micro Focus International plc	69,631	1,165,567
Millennium & Copthorne Hotels plc	74,043	676,897
Mitchells & Butlers plc (b)	67,625	401,355

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Mitie Group plc (a)	94,015	$405,485
Moneysupermarket.com Group plc	121,798	439,927
Morgan Advanced Materials plc	155,365	761,228
Morgan Sindall Group plc	17,569	169,427
Mothercare plc (b)	46,876	126,864
N Brown Group plc (a)	78,447	468,365
National Express Group plc	260,013	998,939
NCC Group plc	73,096	232,048
New World Resources plc - A Shares (b)	11,898	227
Northgate plc	45,161	427,238
Novae Group plc	22,502	208,758
Optos plc (b)	26,295	104,526
Oxford Biomedica plc (b)	67,707	5,592
Oxford Instruments plc (a)	13,946	275,480
Pace plc	170,988	917,353
PayPoint plc	24,349	339,719
Pendragon plc	294,775	150,875
Pennon Group plc	105,426	1,510,077
Persimmon plc (b)	2,361	57,755
Petra Diamonds, Ltd. (b)	147,321	442,670
Petropavlovsk plc (a) (b)	68,962	15,736
Phoenix Group Holdings (a)	35,981	462,536
Phoenix IT Group, Ltd.	21,830	45,274
Photo-Me International plc	27,274	59,929
Playtech plc	53,689	575,869
Premier Farnell plc	128,115	351,107
Premier Foods plc (a) (b)	329,141	163,107
Premier Oil plc	172,107	439,326
Punch Taverns plc (b)	16,132	30,619
PV Crystalox Solar plc (a) (b)	36,217	7,338
PZ Cussons plc (a)	95,810	454,435
QinetiQ Group plc	338,186	984,241
Quintain Estates & Development plc (b)	254,907	378,151
Rank Group plc	18,115	45,450
Rathbone Brothers plc	24,973	793,732
Raven Russia, Ltd. (b)	84,960	62,862
REA Holdings plc	1,120	6,136
Redrow plc	166,873	767,344
Regus plc	206,169	664,043
Renishaw plc	17,538	531,781
Renold plc (b)	64,766	58,298
Renovo Group plc (b)	13,825	3,065
Rentokil Initial plc	639,278	1,204,580
Restaurant Group plc (The)	119,275	1,216,614
Rexam plc	74,000	520,242
Ricardo plc	11,747	114,604
Rightmove plc	34,875	1,214,174
RM plc	43,283	101,543
Robert Walters plc	14,599	70,052
Rotork plc	28,630	1,030,258
RPC Group plc	92,930	720,045
RPS Group plc	111,368	358,909
Salamander Energy plc (b)	86,381	86,811
Savills plc	69,739	735,270
SDL plc (b)	38,231	245,570
Senior plc	172,051	805,225
Sepura plc	11,245	25,598

United Kingdom—(Continued)
Serco Group plc (a)	45,096	112,146
Severfield plc (b)	98,696	104,586
Shanks Group plc	168,746	261,112
SIG plc	166,769	452,870
Skyepharma plc (b)	7,067	36,809
Soco International plc (b)	50,968	238,452
Spectris plc	42,891	1,398,476
Speedy Hire plc	205,988	251,959
Spirax-Sarco Engineering plc	25,034	1,112,524
Spirent Communications plc	212,310	249,713
Spirit Pub Co. plc	253,343	410,829
Sportech plc (b)	20,264	19,781
St. Ives plc	36,663	108,275
St. Modwen Properties plc	110,240	658,412
Stagecoach Group plc	135,346	777,031
Sthree plc	35,906	164,630
Stobart Group, Ltd.	7,112	11,965
SuperGroup plc (b)	17,932	245,616
Synergy Health plc	30,931	1,003,593
Synthomer plc	163,534	597,871
TalkTalk Telecom Group plc (a)	188,301	884,795
Tate & Lyle plc	123,201	1,157,286
Ted Baker plc	6,962	238,914
Telecity Group plc (a)	58,426	732,143
Telecom Plus plc (a)	21,749	425,598
Thomas Cook Group plc (b)	485,971	956,796
Thorntons plc (a) (b)	25,294	35,043
Topps Tiles plc	106,295	187,107
Tribal Group plc	21,793	54,384
Trifast plc	6,100	10,230
Trinity Mirror plc (b)	174,518	442,481
TT electronics plc	79,682	128,004
Tullett Prebon plc	100,781	442,652
UBM PCL	110,444	824,304
Ultra Electronics Holdings plc	18,262	509,390
UNITE Group plc	93,231	675,522
UTV Media plc	54,341	147,354
Vectura Group plc (b)	199,135	395,438
Vedanta Resources plc	28,343	250,279
Vesuvius plc	108,451	753,493
Victrex plc	43,917	1,418,172
Vitec Group plc (The)	10,351	95,315
Volex plc (b)	20,438	21,936
Vp plc	1,199	11,680
WH Smith plc	85,603	1,786,009
William Hill plc	217,459	1,222,899
Wincanton plc (b)	37,122	93,752
WS Atkins plc	68,957	1,457,257
Xaar plc	18,088	108,627
Xchanging plc	144,207	346,090
XP Power, Ltd. (a)	3,554	77,376
Zeal Network SE (a)	1,676	79,580

		148,059,268

United States—0.0%
Kofax, Ltd. (b)	6,012	42,200

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
Performance Sports Group, Ltd. (b)	8,035	$146,204

		188,404

Total Common Stocks (Cost $572,001,302)		676,273,757

Rights—0.0%

Australia—0.0%
Alliance Resource Partners L.P., Expires 01/19/15 (b)	14,797	48
Boart Longyear, Ltd., Expires 01/19/15 (a) (b)	227,989	558
Peninsula Energy, Ltd. (b)	279,281	0

		606

Austria—0.0%
Intercell AG (b) (c) (d)	24,163	0

Hong Kong—0.0%
Kantone Holdings, Ltd., Expires 01/07/15 (b)	27,900	36
New Times Energy Corp., Ltd., Expires 01/22/15 (b)	102,100	737
Shenyin Wanguo HK, Ltd., Expires 01/08/15 (b)	57,500	29,660

		30,433

Spain—0.0%
Faes Farma S.A., Expires 01/02/15 (a) (b)	154,898	11,621

Sweden—0.0%
Karolinska Development AB (a) (b)	5,000	1

United Kingdom—0.0%
RPC Group plc, Expires 01/07/15 (b)	30,976	84,730

Total Rights (Cost $30,668)		127,391

Warrants—0.0%

France—0.0%
Peugeot S.A., Expires 04/29/17 (a) (b)	37,313	63,617

Hong Kong—0.0%
International Standard Resources Holdings, Ltd., Expires 11/27/15 (b)	124,666	836

Singapore—0.0%
Interra Resources, Ltd., Expires 12/08/15 (b)	10,300	62
SHS Holdings, Ltd., Expires 12/16/19 (b)	23,500	852

		914

Total Warrants (Cost $38,935)		65,367

Short-Term Investments—17.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—16.9%
State Street Navigator Securities Lending MET Portfolio (e)	115,054,907	115,054,907

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $5,029,910 on 01/02/15, collateralized by $5,130,000 U.S. Government Agency obligations with rates ranging from 0.160% - 2.125%, maturity dates ranging from 03/11/15 - 05/31/15, with a value of $5,133,800.	5,029,910	5,029,910

Total Short-Term Investments (Cost $120,084,817)		120,084,817

Total Investments—117.0% (Cost $692,155,722) (f)		796,551,332
Other assets and liabilities (net)—(17.0)%		(115,629,230)

Net Assets—100.0%		$680,922,102

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $109,848,968 and the collateral received consisted of cash in the amount of $115,054,907 and non-cash collateral with a value of $2,204,090. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of December 31, 2014, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $701,065,795. The aggregate unrealized appreciation and depreciation of investments were $188,576,755 and $(93,091,218), respectively, resulting in net unrealized appreciation of $95,485,537 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Machinery	5.8
Hotels, Restaurants & Leisure	4.2
Banks	4.1
Real Estate Management & Development	3.9
Media	3.8
Metals & Mining	3.7
Construction & Engineering	3.7
Specialty Retail	3.5
Food Products	3.4
Electronic Equipment, Instruments & Components	3.2

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$30,639	$35,633,888	$42,773	$35,707,300
Austria	4,663	6,094,110	0	6,098,773
Belgium	307,415	8,806,193	—	9,113,608
Cambodia	—	335,739	—	335,739
Canada	60,614,386	10,114	7,196	60,631,696
China	11,852	11,896	—	23,748
Denmark	—	11,473,675	—	11,473,675
Finland	—	16,226,751	10,518	16,237,269
France	—	27,535,835	0	27,535,835
Germany	—	35,422,958	—	35,422,958
Hong Kong	418,760	21,033,966	54,211	21,506,937
Ireland	593,217	10,206,746	—	10,799,963
Israel	25,025	5,645,777	—	5,670,802
Italy	403,557	21,272,340	0	21,675,897
Japan	150,761	154,180,587	—	154,331,348
Luxembourg	—	60,652	—	60,652
Netherlands	31,147	15,704,738	0	15,735,885
New Zealand	8,080	8,824,487	0	8,832,567
Norway	—	6,069,848	—	6,069,848
Philippines	—	19,601	—	19,601
Portugal	—	3,281,166	0	3,281,166
Singapore	152,973	8,750,663	—	8,903,636
Spain	—	13,586,026	0	13,586,026
Sweden	125,872	24,782,001	—	24,907,873
Switzerland	46,092	29,830,330	—	29,876,422
United Arab Emirates	—	186,861	—	186,861
United Kingdom	—	148,059,268	—	148,059,268
United States	146,204	42,200	—	188,404
Total Common Stocks	63,070,643	613,088,416	114,698	676,273,757
Rights
Australia	606	—	—	606
Austria	—	—	0	0
Hong Kong	30,433	—	—	30,433
Spain	11,621	—	—	11,621
Sweden	—	1	—	1
United Kingdom	84,730	—	—	84,730
Total Rights	127,390	1	—	127,391
Total Warrants*	65,367	—	—	65,367

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$115,054,907	$—	$—	$115,054,907
Repurchase Agreement	—	5,029,910	—	5,029,910
Total Short-Term Investments	115,054,907	5,029,910	—	120,084,817
Total Investments	$178,318,307	$618,118,327	$114,698	$796,551,332

Collateral for Securities Loaned (Liability)	$—	$(115,054,907)	$—	$(115,054,907)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $902,561 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $578,674 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Common Stocks
Australia	$24,817	$(319,741)	$190,956	$—	$(2,818)	$149,559	$—	$42,773	$(110,074)
Belgium	137,117	—	—	—	—	—	(137,117)	—	—
Canada	—	—	(140,407)	137,853	—	9,750	—	7,196	(140,407)
Finland	—	—	(19,731)			30,249		10,518	(19,731)
Hong Kong	51,560	(39,454)	8,339	119,487	(71,368)	—	(14,353)	54,211	(69,036)
France	—	(56,659)	65,015	—	(8,356)	—	—	—	—
Japan	107,568	—	(16,452)		(91,116)	—	—	—	—
Greece		(396,098)	396,098					—
Portugal	—	142,866	(218,510)	—	(334,497)	410,141	—	—	—

Total	$321,062	$(669,086)	$265,308	$257,340	$(508,155)	$599,699	$(151,470)	$114,698	$(339,248)

Common stocks in the amount of $599,699 were transferred into Level 3 due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stocks in the amount of $(151,470) were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$796,551,332
Cash denominated in foreign currencies (c)	817,373
Receivable for:
Investments sold	372,555
Fund shares sold	181,839
Dividends	982,158
Prepaid expenses	1,889

Total Assets	798,907,146
Liabilities
Collateral for securities loaned	115,054,907
Payables for:
Investments purchased	1,995,705
Fund shares redeemed	78,059
Accrued expenses:
Management fees	461,058
Distribution and service fees	15,621
Deferred trustees’ fees	63,842
Other expenses	315,852

Total Liabilities	117,985,044

Net Assets	$680,922,102

Net assets consist of:
Paid in surplus	$456,619,052
Undistributed net investment income	4,564,470
Accumulated net realized gain	115,373,443
Unrealized appreciation on investments and foreign currency transactions	104,365,137

Net Assets	$680,922,102

Net Assets
Class A	$606,419,447
Class B	74,502,655
Capital Shares Outstanding*
Class A	40,874,125
Class B	5,045,628
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.84
Class B	14.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $692,155,722.
(b)	Includes securities loaned at value of $109,848,968.
(c)	Identified cost of cash denominated in foreign currencies was $819,391.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$19,133,773
Interest	943
Securities lending income	1,264,286

Total investment income	20,399,002
Expenses
Management fees	6,440,401
Administration fees	19,000
Custodian and accounting fees	987,747
Distribution and service fees—Class B	194,688
Audit and tax services	63,583
Legal	30,014
Trustees’ fees and expenses	38,592
Shareholder reporting	68,330
Insurance	4,997
Miscellaneous	151,544

Total expenses	7,998,896
Less management fee waiver	(50,000)

Net expenses	7,948,896

Net Investment Income	12,450,106

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	120,788,214
Futures contracts	(1,532,592)
Foreign currency transactions	(402,802)

Net realized gain	118,852,820

Net change in unrealized depreciation on:
Investments	(168,918,000)
Foreign currency transactions	(56,767)

Net change in unrealized depreciation	(168,974,767)

Net realized and unrealized loss	(50,121,947)

Net Decrease in Net Assets From Operations	$(37,671,841)

(a)	Net of foreign withholding taxes of $1,680,545.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,450,106	$16,465,101
Net realized gain	118,852,820	35,576,671
Net change in unrealized appreciation (depreciation)	(168,974,767)	171,335,640

Increase (decrease) in net assets from operations	(37,671,841)	223,377,412

From Distributions to Shareholders
Net investment income
Class A	(19,590,503)	(16,583,025)
Class B	(1,558,960)	(1,219,147)
Net realized capital gains
Class A	(30,600,469)	(23,007,574)
Class B	(2,714,425)	(1,906,054)

Total distributions	(54,464,357)	(42,715,800)

Increase (decrease) in net assets from capital share transactions	(221,399,926)	36,860,137

Total increase (decrease) in net assets	(313,536,124)	217,521,749

Net Assets
Beginning of period	994,458,226	776,936,477

End of period	$680,922,102	$994,458,226

Undistributed net investment income
End of period	$4,564,470	$10,016,566

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,245,230	$34,872,137	4,884,609	$71,182,005
Reinvestments	3,121,329	50,190,972	2,902,536	39,590,599
Redemptions	(18,770,202)	(309,191,634)	(5,021,741)	(76,955,031)

Net increase (decrease)	(13,403,643)	$(224,128,525)	2,765,404	$33,817,573

Class B
Sales	1,231,126	$19,736,361	1,118,126	$16,478,798
Reinvestments	266,587	4,273,385	229,794	3,125,201
Redemptions	(1,293,322)	(21,281,147)	(1,110,043)	(16,561,435)

Net increase	204,391	$2,728,599	237,877	$3,042,564

Increase (decrease) derived from capital shares transactions		$(221,399,926)		$36,860,137

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.83	$13.85	$13.25	$16.68	$14.54

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.28	0.27	0.29	0.20
Net realized and unrealized gain (loss) on investments	(1.28)	3.42	2.04	(2.77)	3.00

Total from investment operations	(1.02)	3.70	2.31	(2.48)	3.20

Less Distributions
Distributions from net investment income	(0.38)	(0.30)	(0.36)	(0.35)	(0.25)
Distributions from net realized capital gains	(0.59)	(0.42)	(1.35)	(0.60)	(0.81)

Total distributions	(0.97)	(0.72)	(1.71)	(0.95)	(1.06)

Net Asset Value, End of Period	$14.84	$16.83	$13.85	$13.25	$16.68

Total Return (%) (b)	(6.50)	27.94	18.25	(16.08)	22.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.95	0.98	1.02	1.01
Net ratio of expenses to average net assets (%) (c)	0.97	0.94	0.98	1.02	1.01
Ratio of net investment income to average net assets (%)	1.58	1.86	2.06	1.86	1.38
Portfolio turnover rate (%)	10	12	12	25	13
Net assets, end of period (in millions)	$606.4	$913.3	$713.4	$578.9	$697.0

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.75	$13.79	$13.20	$16.62	$14.50

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.24	0.24	0.26	0.16
Net realized and unrealized gain (loss) on investments	(1.26)	3.41	2.02	(2.77)	2.98

Total from investment operations	(1.05)	3.65	2.26	(2.51)	3.14

Less Distributions
Distributions from net investment income	(0.34)	(0.27)	(0.32)	(0.31)	(0.21)
Distributions from net realized capital gains	(0.59)	(0.42)	(1.35)	(0.60)	(0.81)

Total distributions	(0.93)	(0.69)	(1.67)	(0.91)	(1.02)

Net Asset Value, End of Period	$14.77	$16.75	$13.79	$13.20	$16.62

Total Return (%) (b)	(6.69)	27.60	17.90	(16.25)	22.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.20	1.23	1.27	1.26
Net ratio of expenses to average net assets (%) (c)	1.22	1.19	1.23	1.27	1.26
Ratio of net investment income to average net assets (%)	1.32	1.58	1.81	1.69	1.12
Portfolio turnover rate (%)	10	12	12	25	13
Net assets, end of period (in millions)	$74.5	$81.1	$63.5	$56.7	$43.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, partnership basis adjustments and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $5,029,910, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 10, 2014 through April 29, 2014, the Portfolio had bought and sold $234,278,816 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $1,532,592 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$81,198,643	$0	$344,047,221

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average daily net assets
$6,440,401	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$25,651,476	$17,802,172	$28,812,881	$24,913,628	$54,464,357	$42,715,800

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,886,478	$114,021,681	$95,458,729	$—	$224,366,888

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before re-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-50

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-51

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-52

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-53

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-54

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Dimensional International Small Company Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also took into account that the Portfolio outperformed its benchmark, the MSCI World ex USA Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median and were equal to the Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-55

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Asset Allocation 20 Portfolio returned 4.73% and 4.47%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 3.86%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (GDP) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically, combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance in respect to interest rates, provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity market outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short-term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by the depreciation of many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 20 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Conservative Index driven largely by the Portfolio’s domestic orientation relative to the index, particularly on the fixed income side, as the U.S. markets performed substantially better than most other markets.

Among all the fixed income underlying portfolios, the BlackRock Bond Income Portfolio produced the largest positive contribution to the allocation portfolio’s relative performance. The portfolio outperformed the Barclays U.S. Aggregate Bond Index due largely to its yield curve positioning. Yields on the long end of the U.S. yield curve declined significantly as the curve flattened throughout the year; bonds with a long maturity delivered remarkable returns in 2014. The portfolio benefited from an overweight to longer dated bonds. Additionally, the portfolio’s holdings in securitized assets added value as investors’ demand for yield boosted the returns of this sector. The Met/Templeton International Bond Portfolio also contributed positively. Despite a modest detraction from its defensive interest rate position, the portfolio significantly benefited from a sizable underweight to the euro and the Japanese yen, as both currencies experienced a large depreciation against the U.S. dollar. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from the allocation portfolio’s relative result due to the underperformance of the Treasury Inflation Protected Securities sector, as inflation expectations moderated over the course of the year. The Met/Franklin Low Duration Total Return Portfolio was another performance detractor, driven by the portfolio’s mandate of focusing on short duration bonds, which underperformed long duration bonds over the year.

The domestic equity portfolios in aggregate produced a modestly negative contribution. Underperformance was observed in a number of portfolios across the market cap range. Within the large cap space,

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio detracted from performance. Both portfolios were negatively impacted by unfavorable stock selection in the Technology and Consumer sectors. In the midcap arena, the Met/Artisan Mid Cap Value Portfolio was a noticeable detractor. The portfolio substantially underperformed its benchmark, the Russell Mid Cap Value Index, driven largely by its Energy sector holdings. An overweight position in the sector as well as stock selection within the sector weighed heavily on results. The portfolio’s holdings in a number of oil & gas exploration and production companies and drillers were among the largest decliners within the Energy sector as stock prices of these companies were most impacted by plunging oil prices. In the small cap space, the Neuberger Berman Genesis Portfolio trailed its benchmark, largely attributable to a lack of exposure in real estate investment trusts (“REITs”), which enjoyed a strong return in 2014. The team generally does not invest in REITs as these companies do not meet the team’s investment criteria: strong cash flow generating capabilities, the ability to finance their own growth, and high barriers to entry.

Within the equity portfolios that invest outside the U.S., the Clarion Global Real Estate Portfolio was the top performance contributor as the REIT industry surged in the past year. The Clarion portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers don’t invest in REITs. Since being added to the allocation portfolio in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to healthy stock selection in the Technology and Health Care sectors. Conversely, the MFS Research International Portfolio somewhat hindered the allocation portfolio’s relative result due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 20 Portfolio
Class A	4.73	6.47	5.48
Class B	4.47	6.21	5.23
Dow Jones Conservative Index	3.86	4.88	4.92

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	18.1
Western Asset Management U.S. Government Portfolio (Class A)	15.0
BlackRock Bond Income Portfolio (Class A)	12.5
JPMorgan Core Bond Portfolio (Class A)	10.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.0
Met/Eaton Vance Floating Rate Portfolio (Class A)	2.0
Met/Templeton International Bond Portfolio (Class A)	2.0
Invesco Comstock Portfolio (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)(b)	Actual	0.64%	$1,000.00	$1,008.70	$3.24
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B(a)(b)	Actual	0.89%	$1,000.00	$1,007.90	$4.50
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	694,151	$6,990,101
BlackRock Bond Income Portfolio (Class A) (a)	795,559	88,283,196
BlackRock Capital Appreciation Portfolio (Class A) (a)	169,815	6,994,675
BlackRock High Yield Portfolio (Class A) (b)	429,244	3,524,094
BlackRock Large Cap Value Portfolio (Class A) (a)	706,632	6,988,592
Clarion Global Real Estate Portfolio (Class A) (b)	561,676	6,981,634
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	214,573	3,506,116
Harris Oakmark International Portfolio (Class A) (b)	435,775	6,946,248
Invesco Comstock Portfolio (Class A) (b)	885,505	13,982,117
Jennison Growth Portfolio (Class A) (a)	429,945	6,978,003
JPMorgan Core Bond Portfolio (Class A) (b)	7,082,405	74,152,775
JPMorgan Small Cap Value Portfolio (Class A) (b)	193,835	3,506,470
Lord Abbett Bond Debenture Portfolio (Class A) (b)	270,206	3,526,190
Met/Artisan International Portfolio (Class A) (b) (c)	691,103	6,938,677
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	12,889	3,503,176
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,368,590	14,110,167
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	4,243,403	42,306,723
Met/Templeton International Bond Portfolio (Class A) (b)	1,240,424	14,041,600
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	171,003	3,507,270
MFS Emerging Markets Equity Portfolio (Class A) (b)	182,583	1,756,445
MFS Research International Portfolio (Class A) (b)	477,026	5,213,892
MFS Value Portfolio (Class A) (a)	759,925	13,967,430
Neuberger Berman Genesis Portfolio (Class A) (a)	387,457	7,001,348
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	6,276,891	63,271,056
PIMCO Total Return Portfolio (Class A) (b)	10,511,749	127,087,048
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	283,220	7,012,523
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	388,867	13,975,866
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,576,094	21,166,947
Western Asset Management U.S. Government Portfolio (Class A) (a)	8,739,893	105,840,104
WMC Core Equity Opportunities Portfolio (Class A) (a)	323,362	13,946,596

Affiliated Investment Companies—(Continued)
WMC Large Cap Research Portfolio (Class A) (b)	481,809	6,981,419

Total Mutual Funds (Cost $680,790,193)		703,988,498

Total Investments—100.0% (Cost $680,790,193) (d)		703,988,498
Other assets and liabilities (net)—0.0%		(282,348)

Net Assets—100.0%		$703,706,150

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $684,148,460. The aggregate unrealized appreciation and depreciation of investments were $27,788,616 and $(7,948,578), respectively, resulting in net unrealized appreciation of $19,840,038 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$703,988,498	$—	$—	$703,988,498
Total Investments	$703,988,498	$—	$—	$703,988,498

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Affiliated investments at value (a)	$703,988,498
Receivable for:
Investments sold	57,984
Fund shares sold	205,107
Due from investment adviser	11,781

Total Assets	704,263,370
Liabilities
Payables for:
Fund shares redeemed	263,090
Accrued expenses:
Management fees	55,637
Distribution and service fees	139,403
Deferred trustees’ fees	63,842
Other expenses	35,248

Total Liabilities	557,220

Net Assets	$703,706,150

Net assets consist of:
Paid in surplus	$648,229,655
Undistributed net investment income	14,325,756
Accumulated net realized gain	17,952,434
Unrealized appreciation on affiliated investments	23,198,305

Net Assets	$703,706,150

Net Assets
Class A	$50,069,457
Class B	653,636,693
Capital Shares Outstanding*
Class A	4,319,018
Class B	56,802,910
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.59
Class B	11.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $680,790,193.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Affiliated Underlying Portfolios	$15,722,502

Total investment income	15,722,502
Expenses
Management fees	650,652
Administration fees	22,220
Custodian and accounting fees	25,030
Distribution and service fees—Class B	1,624,893
Audit and tax services	38,335
Legal	30,014
Trustees’ fees and expenses	38,591
Miscellaneous	7,242

Total expenses	2,436,977
Less expenses reimbursed by the Adviser	(111,213)

Net expenses	2,325,764

Net Investment Income	13,396,738

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	15,285,035
Capital gain distributions from Affiliated Underlying Portfolios	7,445,038

Net realized gain	22,730,073

Net change in unrealized depreciation on affiliated investments	(5,339,689)

Net realized and unrealized gain	17,390,384

Net Increase in Net Assets From Operations	$30,787,122

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,396,738	$18,884,748
Net realized gain	22,730,073	39,019,916
Net change in unrealized depreciation	(5,339,689)	(26,985,702)

Increase in net assets from operations	30,787,122	30,918,962

From Distributions to Shareholders
Net investment income
Class A	(2,053,611)	(1,669,825)
Class B	(24,345,939)	(20,320,447)
Net realized capital gains
Class A	(2,078,453)	(252,309)
Class B	(26,396,677)	(3,326,264)

Total distributions	(54,874,680)	(25,568,845)

Increase (decrease) in net assets from capital share transactions	23,536,074	(78,957,486)

Total decrease in net assets	(551,484)	(73,607,369)

Net Assets
Beginning of period	704,257,634	777,865,003

End of period	$703,706,150	$704,257,634

Undistributed net investment income
End of period	$14,325,756	$26,235,354

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	743,506	$8,684,348	1,010,238	$12,089,640
Reinvestments	367,949	4,132,064	162,755	1,922,134
Redemptions	(982,643)	(11,475,936)	(1,579,390)	(18,842,708)

Net increase (decrease)	128,812	$1,340,476	(406,397)	$(4,830,934)

Class B
Sales	10,113,496	$115,990,094	5,676,456	$67,480,408
Reinvestments	4,546,830	50,742,616	2,012,486	23,646,711
Redemptions	(12,486,605)	(144,537,112)	(14,002,275)	(165,253,671)

Net increase (decrease)	2,173,721	$22,195,598	(6,313,333)	$(74,126,552)

Increase (decrease) derived from capital shares transactions		$23,536,074		$(78,957,486)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.05	$11.94	$11.60	$11.51	$10.87

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.33	0.30	0.33	0.33
Net realized and unrealized gain on investments	0.29	0.20	0.77	0.07	0.77

Total from investment operations	0.54	0.53	1.07	0.40	1.10

Less Distributions
Distributions from net investment income	(0.50)	(0.36)	(0.41)	(0.31)	(0.46)
Distributions from net realized capital gains	(0.50)	(0.06)	(0.32)	0.00	0.00

Total distributions	(1.00)	(0.42)	(0.73)	(0.31)	(0.46)

Net Asset Value, End of Period	$11.59	$12.05	$11.94	$11.60	$11.51

Total Return (%) (b)	4.73	4.50	9.49	3.48	10.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.12	0.11	0.11	0.11	0.11
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.17	2.73	2.58	2.84	2.97
Portfolio turnover rate (%)	16	18	9	33	21
Net assets, end of period (in millions)	$50.1	$50.5	$54.9	$48.7	$45.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.97	$11.86	$11.53	$11.44	$10.81

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.29	0.27	0.29	0.30
Net realized and unrealized gain on investments	0.28	0.22	0.76	0.08	0.77

Total from investment operations	0.50	0.51	1.03	0.37	1.07

Less Distributions
Distributions from net investment income	(0.46)	(0.34)	(0.38)	(0.28)	(0.44)
Distributions from net realized capital gains	(0.50)	(0.06)	(0.32)	0.00	0.00

Total distributions	(0.96)	(0.40)	(0.70)	(0.28)	(0.44)

Net Asset Value, End of Period	$11.51	$11.97	$11.86	$11.53	$11.44

Total Return (%) (b)	4.47	4.29	9.18	3.25	10.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.37	0.36	0.36	0.36	0.36
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	1.89	2.49	2.35	2.49	2.68
Portfolio turnover rate (%)	16	18	9	33	21
Net assets, end of period (in millions)	$653.6	$653.8	$723.0	$634.3	$562.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Asset Allocation Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$110,023,056	$0	$120,447,926

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$650,652	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 28, 2014 to April 26, 2015, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 28, 2014 to April 26, 2015 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2014, the amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	674,662	153,637	(134,148)	694,151
BlackRock Bond Income	819,606	68,823	(92,870)	795,559
BlackRock Capital Appreciation	187,852	35,280	(53,317)	169,815
BlackRock High Yield	558,310	101,450	(230,516)	429,244
BlackRock Large Cap Value	591,358	308,443	(193,169)	706,632
Clarion Global Real Estate	636,517	81,095	(155,936)	561,676
Goldman Sachs Mid Cap Value	200,123	78,184	(63,734)	214,573
Harris Oakmark International	371,169	146,946	(82,340)	435,775
Invesco Comstock	975,148	162,568	(252,211)	885,505
Jennison Growth	539,041	129,797	(238,893)	429,945
JPMorgan Core Bond	5,870,256	1,826,449	(614,300)	7,082,405
JPMorgan Small Cap Value	177,607	71,756	(55,528)	193,835
Lord Abbett Bond Debenture	365,350	52,179	(147,323)	270,206
Met/Artisan International	—	768,900	(77,797)	691,103
Met/Artisan Mid Cap Value	13,233	2,403	(2,747)	12,889
Met/Eaton Vance Floating Rate	1,327,385	128,214	(87,009)	1,368,590

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Met/Franklin Low Duration Total Return	4,198,867	338,349	(293,813)	4,243,403
Met/Templeton International Bond	1,206,952	150,923	(117,451)	1,240,424
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	506,729	125,293	(461,019)	171,003
MFS Emerging Markets Equity	170,443	53,485	(41,345)	182,583
MFS Research International	443,928	105,560	(72,462)	477,026
MFS Value	801,107	163,775	(204,957)	759,925
Neuberger Berman Genesis	391,139	81,325	(85,007)	387,457
PIMCO Inflation Protected Bond	7,032,253	631,942	(1,387,304)	6,276,891
PIMCO Total Return	11,231,865	825,586	(1,545,702)	10,511,749
T. Rowe Price Large Cap Growth	347,982	87,410	(152,172)	283,220
T. Rowe Price Large Cap Value	508,477	66,506	(186,116)	388,867
Western Asset Management Strategic Bond Opportunities	1,364,300	341,615	(129,821)	1,576,094
Western Asset Management U.S. Government	8,784,176	640,576	(684,859)	8,739,893
WMC Core Equity Opportunities	380,528	79,767	(136,933)	323,362
WMC Large Cap Research	—	571,449	(89,640)	481,809

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$253,560	$—	$94,944	$6,990,101
BlackRock Bond Income	353,650	—	2,986,268	88,283,196
BlackRock Capital Appreciation	534,416	—	4,477	6,994,675
BlackRock High Yield	(40,528)	214,091	291,607	3,524,094
BlackRock Large Cap Value	157,595	1,611,807	88,456	6,988,592
Clarion Global Real Estate	199,561	—	127,597	6,981,634
Goldman Sachs Mid Cap Value	47,267	613,745	27,215	3,506,116
Harris Oakmark International	330,636	632,153	171,886	6,946,248
Invesco Comstock	1,428,884	—	161,387	13,982,117
Jennison Growth	915,185	452,001	22,230	6,978,003
JPMorgan Core Bond	(101,932)	327,825	1,017,388	74,152,775
JPMorgan Small Cap Value	100,242	405,779	37,076	3,506,470
Lord Abbett Bond Debenture	49,943	128,393	275,425	3,526,190
Met/Artisan International	18,974	—	—	6,938,677
Met/Artisan Mid Cap Value	257,264	—	24,715	3,503,176
Met/Eaton Vance Floating Rate	44,057	57,975	490,854	14,110,167
Met/Franklin Low Duration Total Return	6,619	—	926,522	42,306,723
Met/Templeton International Bond	51,391	—	654,113	14,041,600
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	2,464,166	413,690	28,749	3,507,270
MFS Emerging Markets Equity	(7,560)	—	18,299	1,756,445
MFS Research International	157,063	—	123,836	5,213,892
MFS Value	1,390,325	656,407	235,257	13,967,430
Neuberger Berman Genesis	432,875	—	26,575	7,001,348
PIMCO Inflation Protected Bond	(1,345,017)	—	1,258,380	63,271,056
PIMCO Total Return	1,841,309	—	3,314,568	127,087,048
T. Rowe Price Large Cap Growth	1,486,017	584,797	5,121	7,012,523
T. Rowe Price Large Cap Value	1,953,141	—	245,248	13,975,866
Western Asset Management Strategic Bond Opportunities	197,586	—	959,076	21,166,947
Western Asset Management U.S. Government	180,181	—	1,992,575	105,840,104
WMC Core Equity Opportunities	1,826,748	1,346,375	112,658	13,946,596
WMC Large Cap Research	101,417	—	—	6,981,419

	$15,285,035	$7,445,038	$15,722,502	$703,988,498

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$27,307,125	$21,990,272	$27,567,555	$3,578,573	$54,874,680	$25,568,845

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,506,337	$21,193,960	$19,840,040	$—	$55,540,337

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 20 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 20 Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 20 Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-15

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-17

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 20 Portfolio (formerly, MetLife Conservative Allocation Portfolio). The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Conservative AA Broad Index, for the one-year period ended October 31, 2014 and outperformed the Conservative AA Broad Index for the three- and five-year periods ended October 31, 2014. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Conservative Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Asset Allocation 40 Portfolio returned 5.16% and 4.93%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 4.78%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (GDP) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically, combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance in respect to interest rates, provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity market outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short-term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by the depreciation of many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 40 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderately Conservative Index driven largely by the Portfolio’s domestic orientation relative to the index as the U.S. markets performed substantially better than most other markets.

Among all the fixed income underlying portfolios, the BlackRock Bond Income Portfolio produced the largest positive contribution to the allocation portfolio’s relative performance. The portfolio outperformed the Barclays U.S. Aggregate Bond Index due largely to its yield curve positioning. Yields on the long end of the U.S. yield curve declined significantly as the curve flattened throughout the year; bonds with a long maturity delivered remarkable returns in 2014. The portfolio benefited from an overweight to longer dated bonds. Additionally, the portfolio’s holdings in securitized assets added value as investors’ demand for yield boosted the returns of this sector. The Met/Templeton International Bond Portfolio also contributed positively. Despite a modest detraction from its defensive interest rate position, the portfolio significantly benefited from a sizable underweight to the euro and the Japanese yen, as both currencies experienced a large depreciation against the U.S. dollar. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from the allocation portfolio’s relative result due to the underperformance of the Treasury Inflation Protected Securities sector, as inflation expectations moderated over the course of the year. The Met/Franklin Low Duration Total Return Portfolio was another performance detractor, driven by the portfolio’s mandate of focusing on short duration bonds, which underperformed long duration bonds over the year.

The domestic equity portfolios in aggregate produced a positive contribution. The ClearBridge Aggressive Growth Portfolio considerably outpaced its benchmark. Strong stock selection in the Health Care, Technology, and Consumer Discretionary sectors generated sizable

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

contributions to relative performance. An overweight to the Health Care sector further enhanced return. The T. Rowe Price Large Cap Value Portfolio and WMC Large Cap Research Portfolio also contributed positively. For the T. Rowe Price Large Cap Value Portfolio, solid stock selection in the Industrials sector more than compensated for a negative impact from an underweight position to the Technology sector. More specifically, within the Industrials sector, the portfolio’s holding in Southwest Airlines generated a significant contribution as the price of the stock soared more than 100% in the past year. The WMC Large Cap Research Portfolio benefited from healthy stock selection in the Health Care and Materials sectors. Conversely, the Neuberger Berman Genesis Portfolio detracted from the allocation’s relative result, largely driven by a lack of exposure in real estate investment trusts (“REITs”), which enjoyed a strong return in 2014. The team generally does not invest in REITs as these companies do not meet the team’s investment criteria: strong cash flow generating capabilities, the ability to finance their own growth, and high barriers to entry. The Met/Artisan Mid Cap Value Portfolio also trailed its benchmark index driven largely by the Energy sector where both an overweight position and unfavorable stock selection weighed heavily on results. The portfolio’s holdings in a number of oil & gas exploration and production companies and drilling companies were among the largest decliners within the Energy sector as stock prices of these companies were most impacted by plunging oil prices.

Within the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio produced a large detraction to the allocation portfolio’s relative performance as the Energy sector sold off due to plummeting oil prices. The MFS Research International Portfolio also hindered the allocation portfolio’s relative result to some extent due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors. Conversely, the Clarion Global Real Estate Portfolio aided the relative performance of the allocation portfolio as the REIT industry surged in the past year. The Clarion portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers don’t invest in REITs. Since being added to the allocation portfolio in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to healthy stock selection in the Technology and Health Care sectors.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 40 Portfolio
Class A	5.16	8.14	6.08
Class B	4.93	7.89	5.81
Dow Jones Moderately Conservative Index	4.78	7.03	5.74

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	14.1
BlackRock Bond Income Portfolio (Class A)	9.6
Western Asset Management U.S. Government Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	8.6
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.5
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
WMC Core Equity Opportunities Portfolio (Class A)	3.5
Invesco Comstock Portfolio (Class A)	3.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.66%	$1,000.00	$1,007.10	$3.34
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,006.40	$4.60
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	16,663,364	$167,800,073
BlackRock Bond Income Portfolio (Class A) (a)	7,261,961	805,859,867
BlackRock Capital Appreciation Portfolio (Class A) (a)	4,095,624	168,698,756
BlackRock High Yield Portfolio (Class A) (b)	5,145,360	42,243,409
BlackRock Large Cap Value Portfolio (Class A) (a)	17,043,410	168,559,322
Clarion Global Real Estate Portfolio (Class A) (b)	6,787,848	84,372,956
ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,262,299	84,038,908
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,583,508	42,214,513
Harris Oakmark International Portfolio (Class A) (b)	13,047,619	207,979,045
Invesco Comstock Portfolio (Class A) (b)	16,019,661	252,950,455
Invesco Small Cap Growth Portfolio (Class A) (b)	6,445,844	126,467,465
Jennison Growth Portfolio (Class A) (a)	7,775,525	126,196,776
JPMorgan Core Bond Portfolio (Class A) (b)	68,737,222	719,678,710
JPMorgan Small Cap Value Portfolio (Class A) (b)	4,667,169	84,429,089
Lord Abbett Bond Debenture Portfolio (Class A) (b)	3,255,431	42,483,376
Met/Artisan International Portfolio (Class A) (b) (c)	8,263,325	82,963,780
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	155,288	42,205,680
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,466,536	169,769,985
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	33,991,005	338,890,317
Met/Templeton International Bond Portfolio (Class A) (b)	22,292,246	252,348,230
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	4,118,035	84,460,904
MFS Emerging Markets Equity Portfolio (Class A) (b)	8,201,306	78,896,561
MFS Research International Portfolio (Class A) (b)	11,282,085	123,313,187
MFS Value Portfolio (Class A) (a)	16,048,262	294,967,062
Neuberger Berman Genesis Portfolio (Class A) (a)	4,663,646	84,272,081
Oppenheimer Global Equity Portfolio (Class A) (b)	2,054,951	41,797,711
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	49,719,666	501,174,230
PIMCO Total Return Portfolio (Class A) (b)	98,215,823	1,187,429,295
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	8,531,107	211,230,214
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	8,202,897	294,812,117
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,369,713	42,188,806

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,212,917	70,330,218
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	12,649,858	169,887,588
Western Asset Management U.S. Government Portfolio (Class A) (a)	62,892,871	761,632,664
WMC Core Equity Opportunities Portfolio (Class A) (a)	6,833,966	294,748,966
WMC Large Cap Research Portfolio (Class A) (b)	11,612,157	168,260,148

Total Mutual Funds (Cost $7,683,904,663)		8,419,552,464

Total Investments—100.0% (Cost $7,683,904,663) (d)		8,419,552,464
Other assets and liabilities (net)—0.0%		(2,380,160)

Net Assets—100.0%		$8,417,172,304

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $7,733,326,940. The aggregate unrealized appreciation and depreciation of investments were $763,993,275 and $(77,767,751), respectively, resulting in net unrealized appreciation of $686,225,524 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,419,552,464	$—	$—	$8,419,552,464
Total Investments	$8,419,552,464	$—	$—	$8,419,552,464

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Affiliated investments at value (a)	$8,419,552,464
Receivable for:
Investments sold	2,289,543
Fund shares sold	73,829

Total Assets	8,421,915,836
Liabilities
Payables for:
Fund shares redeemed	2,363,372
Accrued expenses:
Management fees	391,637
Distribution and service fees	1,774,913
Deferred trustees’ fees	170,653
Other expenses	42,957

Total Liabilities	4,743,532

Net Assets	$8,417,172,304

Net assets consist of:
Paid in surplus	$7,273,781,788
Undistributed net investment income	20,885,060
Accumulated net realized gain	386,857,655
Unrealized appreciation on affiliated investments	735,647,801

Net Assets	$8,417,172,304

Net Assets
Class A	$112,910,149
Class B	8,304,262,155
Capital Shares Outstanding*
Class A	8,860,639
Class B	657,214,653
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.74
Class B	12.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,683,904,663.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Affiliated Underlying Portfolios	$35,781,623

Total investment income	35,781,623
Expenses
Management fees	3,649,375
Administration fees	22,580
Custodian and accounting fees	24,951
Distribution and service fees—Class B	16,091,146
Audit and tax services	54,815
Legal	74,237
Trustees’ fees and expenses	34,295
Miscellaneous	8,491

Total expenses	19,959,890

Net Investment Income	15,821,733

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	441,664,043
Capital gain distributions from Affiliated Underlying Portfolios	37,894,526

Net realized gain	479,558,569

Net change in unrealized depreciation on affiliated investments	(149,304,304)

Net realized and unrealized gain	330,254,265

Net Increase in Net Assets From Operations	$346,075,998

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,821,733	$37,223,856
Net realized gain	479,558,569	85,696,460
Net change in unrealized appreciation (depreciation)	(149,304,304)	59,784,094

Increase in net assets from operations	346,075,998	182,704,410

From Distributions to Shareholders
Net investment income
Class A	(3,378,136)	(2,796,845)
Class B	(47,144,461)	(41,855,943)
Net realized capital gains
Class A	(3,987,034)	(1,053,884)
Class B	(60,578,097)	(17,273,881)

Total distributions	(115,087,728)	(62,980,553)

Increase (decrease) in net assets from capital share transactions	6,400,075,922	(48,986,259)

Total increase in net assets	6,631,064,192	70,737,598

Net Assets
Beginning of period	1,786,108,112	1,715,370,514

End of period	$8,417,172,304	$1,786,108,112

Undistributed net investment income
End of period	$20,885,060	$50,366,350

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,248,024	$15,816,049	1,772,088	$22,163,090
Shares issued through acquisition (a)	118,331	1,450,736	0	0
Reinvestments	602,715	7,365,170	317,717	3,850,729
Redemptions	(1,401,100)	(17,765,133)	(1,815,178)	(22,693,095)

Net increase	567,970	$6,866,822	274,627	$3,320,724

Class B
Sales	8,492,611	$106,596,008	8,148,498	$101,089,311
Shares issued through acquisition (a)	596,895,609	7,270,188,523	0	0
Reinvestments	8,873,357	107,722,558	4,911,115	59,129,824
Redemptions	(87,261,113)	(1,091,297,989)	(17,141,715)	(212,526,118)

Net increase (decrease)	527,000,464	$6,393,209,100	(4,082,102)	$(52,306,983)

Increase (decrease) derived from capital shares transactions		$6,400,075,922		$(48,986,259)

(a)	See Note 9 of Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.99	$12.14	$11.25	$11.36	$10.54

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.29	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.40	1.04	1.02	(0.14)	0.94

Total from investment operations	0.64	1.33	1.30	0.15	1.22

Less Distributions
Distributions from net investment income	(0.41)	(0.35)	(0.37)	(0.26)	(0.40)
Distributions from net realized capital gains	(0.48)	(0.13)	(0.04)	0.00	0.00

Total distributions	(0.89)	(0.48)	(0.41)	(0.26)	(0.40)

Net Asset Value, End of Period	$12.74	$12.99	$12.14	$11.25	$11.36

Total Return (%) (b)	5.16	11.20	11.74	1.27	11.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.06	0.08	0.08	0.08	0.10
Net ratio of expenses to average net assets (%) (c)	0.06	0.08	0.08	0.08	0.10
Ratio of net investment income to average net assets (%) (d)	1.92	2.31	2.37	2.50	2.64
Portfolio turnover rate (%)	15	15	10	32	16
Net assets, end of period (in millions)	$112.9	$107.7	$97.3	$84.8	$86.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.89	$12.05	$11.17	$11.28	$10.47

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.26	0.25	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.57	1.03	1.01	(0.11)	0.94

Total from investment operations	0.60	1.29	1.26	0.13	1.19

Less Distributions
Distributions from net investment income	(0.37)	(0.32)	(0.34)	(0.24)	(0.38)
Distributions from net realized capital gains	(0.48)	(0.13)	(0.04)	0.00	0.00

Total distributions	(0.85)	(0.45)	(0.38)	(0.24)	(0.38)

Net Asset Value, End of Period	$12.64	$12.89	$12.05	$11.17	$11.28

Total Return (%) (b)	4.93	10.92	11.46	1.05	11.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.31	0.33	0.33	0.33	0.35
Net ratio of expenses to average net assets (%) (c)	0.31	0.33	0.33	0.33	0.35
Ratio of net investment income to average net assets (%) (d)	0.21	2.10	2.16	2.16	2.31
Portfolio turnover rate (%)	15	15	10	32	16
Net assets, end of period (in millions)	$8,304.3	$1,678.4	$1,618.0	$1,498.6	$1,364.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Asset Allocation Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$976,912,099	$0	$1,909,828,081

With respect to the Portfolio’s mergers with Met Investors Series Trust MetLife Defensive Strategy Portfolio and Met Investors Series Trust MetLife Moderate Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term equity securities with a cost of $6,602,941,434 that are not included in the above non-U.S. Government purchases.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$3,649,375	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	3,499,409	14,167,880	(1,003,925)	16,663,364
BlackRock Bond Income	1,557,182	6,134,087	(429,308)	7,261,961
BlackRock Capital Appreciation	990,300	5,163,313	(2,057,989)	4,095,624
BlackRock High Yield	1,422,298	14,518,819	(10,795,757)	5,145,360
BlackRock Large Cap Value	3,065,295	30,291,204	(16,313,089)	17,043,410
Clarion Global Real Estate	1,568,400	10,719,423	(5,499,975)	6,787,848
ClearBridge Aggressive Growth	1,380,024	8,594,239	(4,711,964)	5,262,299
Frontier Mid Cap Growth	—	550,384	(550,384)	—
Goldman Sachs Mid Cap Value	1,039,162	4,525,661	(2,981,315)	2,583,508
Harris Oakmark International	2,389,106	11,855,953	(1,197,440)	13,047,619
Invesco Comstock	3,805,416	17,625,781	(5,411,536)	16,019,661
Invesco Small Cap Growth	1,807,941	6,796,147	(2,158,244)	6,445,844
Jennison Growth	1,762,477	10,548,644	(4,535,596)	7,775,525
JPMorgan Core Bond	11,007,462	61,642,005	(3,912,245)	68,737,222
JPMorgan Small Cap Value	461,918	4,686,468	(481,217)	4,667,169
Lord Abbett Bond Debenture	930,138	4,096,830	(1,771,537)	3,255,431
Met/Artisan International	—	8,920,071	(656,746)	8,263,325
Met/Artisan Mid Cap Value	68,472	236,968	(150,152)	155,288
Met/Dimensional International Small Company	—	2,996,408	(2,996,408)	—
Met/Eaton Vance Floating Rate	3,342,055	14,442,689	(1,318,208)	16,466,536
Met/Franklin Low Duration Total Return	7,018,649	27,935,321	(962,965)	33,991,005
Met/Templeton International Bond	4,520,341	18,699,898	(927,993)	22,292,246
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	1,315,291	4,962,689	(2,159,945)	4,118,035
MFS Emerging Markets Equity	1,687,237	8,539,825	(2,025,756)	8,201,306
MFS Research International	2,284,354	13,742,573	(4,744,842)	11,282,085
MFS Value	4,694,365	21,611,803	(10,257,906)	16,048,262
Neuberger Berman Genesis	1,015,597	6,233,640	(2,585,591)	4,663,646
Oppenheimer Global Equity	—	2,246,304	(191,353)	2,054,951
PIMCO Inflation Protected Bond	11,939,482	39,090,406	(1,310,222)	49,719,666
PIMCO Total Return	22,207,312	97,059,969	(21,051,458)	98,215,823
T. Rowe Price Large Cap Growth	1,893,047	8,205,484	(1,567,424)	8,531,107
T. Rowe Price Large Cap Value	2,576,002	9,464,441	(3,837,546)	8,202,897
T. Rowe Price Mid Cap Growth	1,503,974	4,475,173	(2,609,434)	3,369,713

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Van Eck Global Natural Resources	1,263,823	5,463,220	(514,126)	6,212,917
Western Asset Management Strategic Bond Opportunities	2,116,592	11,136,553	(603,287)	12,649,858
Western Asset Management U.S. Government *	13,089,672	52,044,106	(2,240,907)	62,892,871
WMC Core Equity Opportunities	1,293,728	6,563,374	(1,023,136)	6,833,966
WMC Large Cap Research	—	13,794,132	(2,181,975)	11,612,157

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$1,430,824	$—	$487,470	$167,800,073
BlackRock Bond Income	3,722,831	—	5,836,116	805,859,867
BlackRock Capital Appreciation	17,693,417	—	22,243	168,698,756
BlackRock High Yield	3,044,723	551,211	750,789	42,243,409
BlackRock Large Cap Value	(3,856,344)	8,293,127	455,128	168,559,322
Clarion Global Real Estate	22,270,224	—	327,492	84,372,956
ClearBridge Aggressive Growth	26,034,791	—	55,026	84,038,908
Frontier Mid Cap Growth	1,348,631	—	—	—
Goldman Sachs Mid Cap Value	11,659,852	3,154,797	139,891	42,214,513
Harris Oakmark International	6,506,010	4,063,733	1,104,949	207,979,045
Invesco Comstock	46,461,498	—	622,856	252,950,455
Invesco Small Cap Growth	13,276,298	3,885,209	—	126,467,465
Jennison Growth	15,161,854	1,389,935	68,357	126,196,776
JPMorgan Core Bond	(518,136)	641,744	1,991,619	719,678,710
JPMorgan Small Cap Value	644,856	1,040,323	95,055	84,429,089
Lord Abbett Bond Debenture	(124,246)	331,312	710,717	42,483,376
Met/Artisan International	163,594	—	—	82,963,780
Met/Artisan Mid Cap Value	20,945,658	—	127,279	42,205,680
Met/Dimensional International Small Company	7,263,059	—	—	—
Met/Eaton Vance Floating Rate	443,032	149,068	1,262,104	169,769,985
Met/Franklin Low Duration Total Return	(53,219)	—	1,589,568	338,890,317
Met/Templeton International Bond	1,344,346	—	2,526,412	252,348,230
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	15,728,609	1,065,453	74,042	84,460,904
MFS Emerging Markets Equity	9,092,712	—	187,828	78,896,561
MFS Research International	12,789,137	—	638,352	123,313,187
MFS Value	77,170,326	3,805,093	1,363,752	294,967,062
Neuberger Berman Genesis	14,593,108	—	68,324	84,272,081
Oppenheimer Global Equity	147,483	—	—	41,797,711
PIMCO Inflation Protected Bond	(216,839)	—	2,247,549	501,174,230
PIMCO Total Return	18,061,046	—	6,714,037	1,187,429,295
T. Rowe Price Large Cap Growth	18,641,507	3,033,222	26,561	211,230,214
T. Rowe Price Large Cap Value	46,058,696	—	1,234,344	294,812,117
T. Rowe Price Mid Cap Growth	12,103,233	1,675,109	—	42,188,806
Van Eck Global Natural Resources	2,795,947	283,856	91,370	70,330,218
Western Asset Management Strategic Bond Opportunities	822,552	—	1,517,178	169,887,588
Western Asset Management U.S. Government	(290,807)	—	3,066,055	761,632,664
WMC Core Equity Opportunities	17,078,645	4,531,334	379,160	294,748,966
WMC Large Cap Research	2,225,135	—	—	168,260,148

	$441,664,043	$37,894,526	$35,781,623	$8,419,552,464

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$52,413,626	$44,793,771	$62,674,102	$18,186,782	$115,087,728	$62,980,553

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$23,586,962	$433,748,682	$686,225,524	$—	$1,143,561,168

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $110,043,214 and $1,648,206,168, respectively, acquired all the assets and liabilities of both MetLife Defensive Strategy Portfolio of the Met Investors Series Trust (“MetLife Defensive Strategy”) and MetLife Moderate Strategy Portfolio of the Met Investors Series Trust (“MetLife Moderate Strategy”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Value of Shares Issued by Portfolio	Shares Issued By Portfolio
MetLife Defensive Strategy	Class A	2,596	$26,376	2,151
MetLife Defensive Strategy	Class B	239,308,576	2,419,426,306	198,639,270
MetLife Moderate Strategy	Class A	127,474	1,424,360	116,180
MetLife Moderate Strategy	Class B	435,277,824	4,850,762,217	398,256,339

Each shareholder of MetLife Defensive Strategy and MetLife Moderate Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolios.

MetLife Defensive Strategy’s net assets on April 25, 2014 were $26,376 and $2,419,426,306 for Class A and B shares, respectively, including investments valued at $2,420,095,150 with a cost basis of $2,283,459,843. MetLife Moderate Strategy’s net assets on April 25, 2014 were $1,424,360 and $4,850,762,217 for Class A and Class B shares, respectively, including investments valued at $4,853,371,562 with a cost basis of $4,319,481,591. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $9,029,888,641, which included $136,635,307 and $533,889,971 of acquired unrealized appreciation on investments from MetLife Defensive Strategy and MetLife Moderate Strategy, respectively.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$154,153,884	(a)
Net realized and unrealized gain on investments	269,770,459	(b)

Net increase in net assets from operations	$423,924,343

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Defensive Strategy and MetLife Moderate Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$15,821,733 net investment income as reported plus $49,602,970 from MetLife Defensive Strategy pre-merger net investment income, plus $88,380,787 from MetLife Moderate Strategy pre-merger net investment income, plus $240,411 in lower net advisory fees, plus $107,983 of pro-forma eliminated other expenses.
(b)	$735,647,801 unrealized appreciation as reported minus $1,218,019,715 pro-forma December 31, 2013 unrealized appreciation, plus $479,558,569 net realized gain as reported, plus $74,144,708 and $198,439,096 in net realized gain from MetLife Defensive Strategy and MetLife Moderate Strategy pre-merger, respectively.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 40 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 40 Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 40 Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-16

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 40 Portfolio (formerly, MetLife Conservative to Moderate Allocation Portfolio). The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Conservative to Moderate AA Broad Index, for the one-year period ended October 31, 2014 and outperformed the Conservative to Moderate AA Broad Index for the three- and five-year periods ended October 31, 2014. In addition, the Board noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Conservative Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Asset Allocation 60 Portfolio returned 5.29% and 5.05%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.35%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (GDP) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically, combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance in respect to interest rates, provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity market outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short-term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by the depreciation of many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 60 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve month period, the Portfolio performed relatively in line with the Dow Jones Moderate Index. While the Portfolio’s domestic orientation relative to the index proved to be beneficial as the U.S. markets performed better than most other markets, security selection in a number of underlying portfolios along with expenses weighed on relative results.

The domestic equity portfolios in aggregate produced a positive contribution. The ClearBridge Aggressive Growth Portfolio considerably outpaced its benchmark. Strong stock selection in the Health Care, Technology, and Consumer Discretionary sectors generated sizable contributions to relative performance. An overweight to the Health Care sector further enhanced return. The T. Rowe Price Large Cap Value Portfolio and WMC Large Cap Research Portfolio also contributed positively. For the T. Rowe Price Large Cap Value Portfolio, solid stock selection in the Industrials sector more than compensated for a negative impact from an underweight position to the Technology sector. More specifically, within the Industrials sector, the portfolio’s holding in Southwest Airlines generated a significant contribution as the price of the stock soared more than 100% in the past year. The WMC Large Cap Research Portfolio benefited from healthy stock selection in the Health Care and Materials sectors. Conversely, the Neuberger Berman Genesis Portfolio detracted from the allocation portfolio’s relative result, largely driven by a lack of exposure in real estate investment trusts (“REITs”), which enjoyed a strong return in 2014. The team generally does not invest in REITs as these companies do not meet the team’s investment criteria: strong cash flow generating capabilities, the ability to finance their own growth, and high barriers to entry. The Met/Artisan Mid Cap Value Portfolio also trailed its benchmark index driven largely by the Energy sector where both an overweight position and unfavorable stock selection weighed heavily on results. The portfolio’s holdings in a

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

number of oil & gas exploration and production companies and drilling companies were among the largest decliners within the Energy sector as stock prices of these companies were most impacted by plunging oil prices.

Within the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio produced a large detraction to the allocation portfolio’s relative performance as the Energy sector sold off due to plummeting oil prices. The MFS Research International Portfolio also hindered the allocation portfolio’s relative result to some extent due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors. The MFS Emerging Markets Portfolio was another performance detractor. Despite a positive contribution from an underweight position to the Energy and Materials sector, stock selection in a number of sectors hampered the relative performance. Conversely, the Clarion Global Real Estate Portfolio aided the relative performance of the allocation portfolio as the REIT industry surged in the past year. The Clarion portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers don’t invest in REITs. Since being added to the allocation portfolio in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to healthy stock selection in the Technology and Health Care sectors.

Among all the fixed income underlying portfolios, the BlackRock Bond Income Portfolio produced the largest positive contribution to the allocation portfolio’s relative performance. The portfolio outperformed the Barclays U.S. Aggregate Bond Index due largely to its yield curve positioning. Yields on the long end of the U.S. yield curve declined significantly as the curve flattened throughout the year; bonds with a long maturity delivered remarkable returns in 2014. The portfolio benefited from an overweight to longer dated bonds. Additionally, the portfolio’s holdings in securitized assets added value as investors’ demand for yield boosted the returns of this sector. The Met/Templeton International Bond Portfolio also contributed positively. Despite a modest detraction from its defensive interest rate position, the portfolio significantly benefited from a sizable underweight to the euro and the Japanese yen, as both currencies experienced a large depreciation against the U.S. dollar. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from the allocation portfolio’s relative result due to the underperformance of the Treasury Inflation Protected Securities sector, as inflation expectations moderated over the course of the year. The Met/Franklin Low Duration Total Return Portfolio was another performance detractor, driven by the portfolio’s mandate of focusing on short duration bonds, which underperformed long duration bonds over the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 60 Portfolio
Class A	5.29	9.65	6.47
Class B	5.05	9.39	6.21
Dow Jones Moderate Index	5.35	8.92	6.87

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	8.0
BlackRock Bond Income Portfolio (Class A)	6.5
JPMorgan Core Bond Portfolio (Class A)	5.5
Western Asset Management U.S. Government Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	4.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.1
WMC Core Equity Opportunities Portfolio (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	3.6
Invesco Comstock Portfolio (Class A)	3.6
Jennison Growth Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.68%	$1,000.00	$1,005.20	$3.44
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,004.50	$4.70
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	40,371,694	$406,542,957
BlackRock Bond Income Portfolio (Class A) (a)	9,656,362	1,071,566,452
BlackRock Capital Appreciation Portfolio (Class A) (a)	12,284,829	506,012,109
BlackRock High Yield Portfolio (Class A) (b)	11,981,367	98,367,021
BlackRock Large Cap Value Portfolio (Class A) (a)	59,755,727	590,984,144
Clarion Global Real Estate Portfolio (Class A) (b)	26,943,803	334,911,477
ClearBridge Aggressive Growth Portfolio (Class A) (b)	31,566,793	504,121,678
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	5,187,761	84,768,016
Harris Oakmark International Portfolio (Class A) (b)	30,304,290	483,050,376
Invesco Comstock Portfolio (Class A) (b)	37,280,225	588,654,746
Invesco Small Cap Growth Portfolio (Class A) (b)	17,210,807	337,676,027
Jennison Growth Portfolio (Class A) (a)	36,050,742	585,103,550
JPMorgan Core Bond Portfolio (Class A) (b)	86,347,118	904,054,322
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,473,130	171,368,927
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	5,764,191	84,733,607
Lord Abbett Bond Debenture Portfolio (Class A) (b)	8,897,334	116,110,205
Met/Artisan International Portfolio (Class A) (b) (c)	31,859,594	319,870,322
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	616,033	167,431,573
Met/Dimensional International Small Company Portfolio (Class A) (a)	10,408,592	154,463,502
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	31,866,281	328,541,361
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	49,100,578	489,532,763
Met/Templeton International Bond Portfolio (Class A) (b)	43,125,365	488,179,129
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	10,267,739	210,591,331
MFS Emerging Markets Equity Portfolio (Class A) (b)	27,540,483	264,939,449
MFS Research International Portfolio (Class A) (b)	28,966,078	316,599,235
MFS Value Portfolio (Class A) (a)	41,233,752	757,876,365
Neuberger Berman Genesis Portfolio (Class A) (a)	13,965,922	252,364,211
Oppenheimer Global Equity Portfolio (Class A) (b)	4,009,453	81,552,264
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	48,046,122	484,304,909
PIMCO Total Return Portfolio (Class A) (b)	109,492,403	1,323,763,150

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	20,330,575	503,385,035
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	18,758,082	674,165,482
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	13,516,410	169,225,450
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	10,860,366	254,132,560
Van Eck Global Natural Resources Portfolio (Class A) (a)	23,863,380	270,133,465
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	14,471,654	194,354,320
Western Asset Management U.S. Government Portfolio (Class A) (a)	67,570,527	818,279,084
WMC Core Equity Opportunities Portfolio (Class A) (a)	15,574,285	671,718,920
WMC Large Cap Research Portfolio (Class A) (b)	29,055,659	421,016,496

Total Mutual Funds (Cost $14,371,601,517)		16,484,445,990

Total Investments—100.0% (Cost $14,371,601,517) (d)		16,484,445,990
Other assets and liabilities (net)—0.0%		(4,328,949)

Net Assets—100.0%		$16,480,117,041

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $14,531,398,103. The aggregate unrealized appreciation and depreciation of investments were $2,096,051,514 and $(143,003,627), respectively, resulting in net unrealized appreciation of $1,953,047,887 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$16,484,445,990	$—	$—	$16,484,445,990
Total Investments	$16,484,445,990	$—	$—	$16,484,445,990

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Affiliated investments at value (a)	$16,484,445,990
Receivable for:
Investments sold	3,107,275
Fund shares sold	405,028

Total Assets	16,487,958,293
Liabilities
Payables for:
Fund shares redeemed	3,512,302
Accrued expenses:
Management fees	734,192
Distribution and service fees	3,436,794
Deferred trustees’ fees	117,248
Other expenses	40,716

Total Liabilities	7,841,252

Net Assets	$16,480,117,041

Net assets consist of:
Paid in surplus	$13,424,046,454
Undistributed net investment income	84,165,656
Accumulated net realized gain	859,060,458
Unrealized appreciation on affiliated investments	2,112,844,473

Net Assets	$16,480,117,041

Net Assets
Class A	$352,992,725
Class B	16,127,124,316
Capital Shares Outstanding*
Class A	26,003,882
Class B	1,193,224,893
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.57
Class B	13.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $14,371,601,517.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Affiliated Underlying Portfolios	$95,400,348

Total investment income	95,400,348
Expenses
Management fees	7,015,220
Administration fees	22,400
Custodian and accounting fees	24,991
Distribution and service fees—Class B	32,340,604
Audit and tax services	46,575
Legal	57,914
Trustees’ fees and expenses	36,444
Miscellaneous	11,569

Total expenses	39,555,717

Net Investment Income	55,844,631

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	918,584,154
Capital gain distributions from Affiliated Underlying Portfolios	199,603,934

Net realized gain	1,118,188,088

Net change in unrealized depreciation on affiliated investments	(395,614,488)

Net realized and unrealized gain	722,573,600

Net Increase in Net Assets From Operations	$778,418,231

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,844,631	$93,435,102
Net realized gain	1,118,188,088	258,647,093
Net change in unrealized appreciation (depreciation)	(395,614,488)	542,145,252

Increase in net assets from operations	778,418,231	894,227,447

From Distributions to Shareholders
Net investment income
Class A	(7,722,496)	(6,579,578)
Class B	(110,873,673)	(98,876,180)
Net realized capital gains
Class A	(12,992,250)	(2,396,846)
Class B	(208,131,280)	(40,341,482)

Total distributions	(339,719,699)	(148,194,086)

Increase (decrease) in net assets from capital share transactions	10,289,071,405	(68,950,282)

Total increase in net assets	10,727,769,937	677,083,079

Net Assets
Beginning of period	5,752,347,104	5,075,264,025

End of period	$16,480,117,041	$5,752,347,104

Undistributed net investment income
End of period	$84,165,656	$118,231,029

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,498,122	$33,731,626	3,759,163	$47,811,309
Shares issued through acquisition (a)	270,939	3,514,078	0	0
Reinvestments	1,605,794	20,714,746	738,193	8,976,424
Redemptions	(2,501,403)	(33,700,936)	(3,300,963)	(42,156,876)

Net increase	1,873,452	$24,259,514	1,196,393	$14,630,857

Class B
Sales	27,652,134	$364,958,919	14,696,439	$187,617,520
Shares issued through acquisition (a)	854,334,141	11,046,540,441	0	0
Reinvestments	24,786,710	319,004,953	11,477,136	139,217,662
Redemptions	(109,596,527)	(1,465,692,422)	(32,218,569)	(410,416,321)

Net increase (decrease)	797,176,458	$10,264,811,891	(6,044,994)	$(83,581,139)

Increase (decrease) derived from capital shares transactions		$10,289,071,405		$(68,950,282)

(a)	See Note 9 of Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.74	$11.98	$10.83	$11.14	$10.09

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.25	0.23	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.48	1.89	1.21	(0.34)	1.14

Total from investment operations	0.69	2.14	1.44	(0.12)	1.34

Less Distributions
Distributions from net investment income	(0.32)	(0.28)	(0.29)	(0.19)	(0.29)
Distributions from net realized capital gains	(0.54)	(0.10)	0.00	0.00	0.00

Total distributions	(0.86)	(0.38)	(0.29)	(0.19)	(0.29)

Net Asset Value, End of Period	$13.57	$13.74	$11.98	$10.83	$11.14

Total Return (%) (b)	5.29	18.29	13.47	(1.14)	13.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.05	0.06	0.06	0.06	0.06
Net ratio of expenses to average net assets (%) (c)	0.05	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	1.58	1.95	2.03	1.99	1.95
Portfolio turnover rate (%)	16	15	11	41	14
Net assets, end of period (in millions)	$353.0	$331.6	$274.8	$239.0	$233.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.69	$11.94	$10.79	$11.10	$10.06

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.22	0.21	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.61	1.88	1.20	(0.33)	1.14

Total from investment operations	0.66	2.10	1.41	(0.14)	1.31

Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.26)	(0.17)	(0.27)
Distributions from net realized capital gains	(0.54)	(0.10)	0.00	0.00	0.00

Total distributions	(0.83)	(0.35)	(0.26)	(0.17)	(0.27)

Net Asset Value, End of Period	$13.52	$13.69	$11.94	$10.79	$11.10

Total Return (%) (b)	5.05	17.98	13.24	(1.37)	13.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.30	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (c)	0.30	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	0.39	1.71	1.81	1.74	1.64
Portfolio turnover rate (%)	16	15	11	41	14
Net assets, end of period (in millions)	$16,127.1	$5,420.8	$4,800.4	$4,461.4	$4,219.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Asset Allocation Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,201,850,809	$0	$3,046,832,074

With respect to the Portfolio’s merger with Met Investors Series Trust MetLife Balanced Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $9,509,489,354 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,015,220	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	16,757,595	33,202,180	(9,588,081)	40,371,694
BlackRock Bond Income	3,281,051	6,561,662	(186,351)	9,656,362
BlackRock Capital Appreciation*	3,995,975	9,653,649	(1,364,795)	12,284,829
BlackRock High Yield	3,831,483	8,779,257	(629,373)	11,981,367
BlackRock Large Cap Value*	19,948,238	56,543,459	(16,735,970)	59,755,727
Clarion Global Real Estate	9,567,506	19,973,029	(2,596,732)	26,943,803
ClearBridge Aggressive Growth	11,521,236	23,479,287	(3,433,730)	31,566,793
Goldman Sachs Mid Cap Value	3,368,370	16,150,226	(14,330,835)	5,187,761
Harris Oakmark International	9,251,039	28,052,984	(6,999,733)	30,304,290
Invesco Comstock	17,359,089	31,630,982	(11,709,846)	37,280,225
Invesco Small Cap Growth	7,437,714	22,418,359	(12,645,266)	17,210,807
Jennison Growth	14,108,871	29,076,192	(7,134,321)	36,050,742
JPMorgan Core Bond*	23,892,401	64,152,923	(1,698,206)	86,347,118
JPMorgan Small Cap Value*	2,998,775	7,073,081	(598,726)	9,473,130
Loomis Sayles Small Cap Growth	3,632,397	2,468,706	(336,912)	5,764,191
Lord Abbett Bond Debenture	2,924,363	6,484,635	(511,664)	8,897,334
Met/Artisan International*	—	32,091,957	(232,363)	31,859,594
Met/Artisan Mid Cap Value	222,153	426,556	(32,676)	616,033
Met/Dimensional International Small Company	3,557,396	14,093,729	(7,242,533)	10,408,592
Met/Eaton Vance Floating Rate*	10,367,598	21,941,190	(442,507)	31,866,281
Met/Franklin Low Duration Total Return*	16,341,675	33,233,362	(474,459)	49,100,578
Met/Templeton International Bond*	14,024,109	30,355,077	(1,253,821)	43,125,365
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)	7,180,783	8,947,666	(5,860,710)	10,267,739
MFS Emerging Markets Equity	9,200,408	22,647,619	(4,307,544)	27,540,483
MFS Research International	11,054,527	29,578,901	(11,667,350)	28,966,078
MFS Value	17,028,061	42,306,174	(18,100,483)	41,233,752
Neuberger Berman Genesis	5,028,181	9,689,392	(751,651)	13,965,922
Oppenheimer Global Equity	—	4,038,574	(29,121)	4,009,453
PIMCO Inflation Protected Bond	16,046,401	33,187,621	(1,187,900)	48,046,122
PIMCO Total Return	41,095,101	76,223,744	(7,826,442)	109,492,403
T. Rowe Price Large Cap Growth	9,094,824	19,364,140	(8,128,389)	20,330,575

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
T. Rowe Price Large Cap Value	7,839,091	16,033,506	(5,114,515)	18,758,082
T. Rowe Price Mid Cap Growth	4,918,420	20,477,054	(11,879,064)	13,516,410
T. Rowe Price Small Cap Growth	1,283,538	10,258,323	(681,495)	10,860,366
Van Eck Global Natural Resources*	8,009,776	17,727,359	(1,873,755)	23,863,380
Western Asset Management Strategic Bond Opportunities	2,833,312	11,763,069	(124,727)	14,471,654
Western Asset Management U.S. Government*	22,624,854	45,839,113	(893,440)	67,570,527
WMC Core Equity Opportunities	7,023,969	15,388,295	(6,837,979)	15,574,285
WMC Large Cap Research	—	30,985,993	(1,930,334)	29,055,659

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$9,472,981	$—	$2,425,130	$406,542,957
BlackRock Bond Income	352,419	—	12,582,516	1,071,566,452
BlackRock Capital Appreciation	14,061,720	—	91,999	506,012,109
BlackRock High Yield	890,531	1,541,632	2,099,808	98,367,021
BlackRock Large Cap Value	(1,338,052)	55,507,233	3,046,247	590,984,144
Clarion Global Real Estate	(3,669,478)	—	2,084,141	334,911,477
ClearBridge Aggressive Growth	32,060,752	—	481,803	504,121,678
Goldman Sachs Mid Cap Value	46,293,179	10,529,324	466,897	84,768,016
Harris Oakmark International	34,896,329	16,071,778	4,369,998	483,050,376
Invesco Comstock	96,889,695	—	2,900,019	588,654,746
Invesco Small Cap Growth	69,232,868	16,285,825	—	337,676,027
Jennison Growth	44,362,550	11,574,369	569,231	585,103,550
JPMorgan Core Bond	(251,286)	1,392,497	4,321,541	904,054,322
JPMorgan Small Cap Value	851,705	6,928,647	633,074	171,368,927
Loomis Sayles Small Cap Growth	1,439,510	6,570,196	—	84,733,607
Lord Abbett Bond Debenture	465,569	1,078,369	2,313,276	116,110,205
Met/Artisan International	10,707	—	—	319,870,322
Met/Artisan Mid Cap Value	5,250,505	—	423,339	167,431,573
Met/Dimensional International Small Company	31,900,637	1,997,115	1,278,558	154,463,502
Met/Eaton Vance Floating Rate	131,156	468,143	3,963,605	328,541,361
Met/Franklin Low Duration Total Return	(30,280)	—	3,724,877	489,532,763
Met/Templeton International Bond	1,814,672	—	7,941,742	488,179,129
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio)	45,446,339	5,933,506	412,340	210,591,331
MFS Emerging Markets Equity	20,814,252	—	1,054,187	264,939,449
MFS Research International	31,233,392	—	3,137,172	316,599,235
MFS Value	149,499,700	14,016,276	5,023,459	757,876,365
Neuberger Berman Genesis	5,890,336	—	339,743	252,364,211
Oppenheimer Global Equity	5,415	—	—	81,552,264
PIMCO Inflation Protected Bond	(758,241)	—	3,017,727	484,304,909
PIMCO Total Return	5,006,370	—	12,593,377	1,323,763,150
T. Rowe Price Large Cap Growth	66,078,156	15,073,755	131,995	503,385,035
T. Rowe Price Large Cap Value	81,278,369	—	3,837,486	674,165,482
T. Rowe Price Mid Cap Growth	49,670,568	5,571,663	—	169,225,450
T. Rowe Price Small Cap Growth	2,413,820	2,173,956	4,875	254,132,560
Van Eck Global Natural Resources	10,288,068	1,861,493	599,193	270,133,465
Western Asset Management Strategic Bond Opportunities	155,554	—	2,117,190	194,354,320
Western Asset Management U.S. Government	(97,708)	—	5,319,567	818,279,084
WMC Core Equity Opportunities	64,231,930	25,028,157	2,094,236	671,718,920
WMC Large Cap Research	2,339,445	—	—	421,016,496

	$918,584,154	$199,603,934	$95,400,348	$16,484,445,990

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$123,142,634	$105,455,758	$216,577,065	$42,738,328	$339,719,699	$148,194,086

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$87,172,559	$1,015,967,392	$1,953,047,887	$—	$3,056,187,838

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $335,269,853 and $5,341,696,130, respectively, acquired all of the assets and liabilities of MetLife Balanced Strategy Portfolio of the Met Investors Series Trust (“MetLife Balanced Strategy”).

The acquisition was accomplished by a tax-free exchange of 270,939 Class A shares of the Portfolio (valued at $3,514,078) for 296,996 Class A shares of MetLife Balanced Strategy and 854,334,141 Class B shares of the Portfolio (valued at $11,046,540,441) for 936,790,443 Class B shares of MetLife Balanced Strategy. Each shareholder of MetLife Balanced Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Balanced Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Balanced Strategy’s net assets on April 25, 2014, were $3,514,078 and $11,046,540,441 for Class A and Class B shares, respectively, including investments valued at $11,052,624,568 with a cost basis of $9,509,489,354. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Balanced Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $16,727,020,502, which included $1,543,135,214 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$228,457,836	(a)
Net realized and unrealized gain on investments	$611,797,014	(b)

Net increase in net assets from operations	$840,254,850

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Balanced Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$55,844,631 net investment income as reported, plus $172,432,275 from MetLife Balanced Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $60,725 of pro-forma eliminated other expenses.
(b)	$2,112,844,473 unrealized appreciation as reported, minus $3,161,050,146 pro-forma December 31, 2013 unrealized Appreciation, plus $1,118,188,088 net realized gain as reported, plus $541,814,599 in net realized gain from MetLife Balanced Strategy pre-merger.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 60 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 60 Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 60 Portfolio of the Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-16

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 60 Portfolio (formerly, MetLife Moderate Allocation Portfolio). The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Moderate AA Broad Index, for the one-year period ended October 31, 2014 and outperformed the Moderate AA Broad Index for the three- and five-year periods ended October 31, 2014. The Board also noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the MetLife Asset Allocation 80 Portfolio returned 5.53% and 5.23%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 5.90%.

MARKET ENVIRONMENT / CONDITIONS

After a sharp weather-related contraction in the first quarter, the U.S. economy turned the corner and ended 2014 on a strong note, with the majority of leading economic indicators pointing to continued strength. U.S. Gross Domestic Product (GDP) grew healthily in the second and third quarters, the strongest two quarters of expansion since 2003. Solid economic growth domestically, combined with the Federal Reserve Bank’s (the “Fed”) accommodative stance in respect to interest rates, provided ample support for the U.S. stock market, which delivered another strong year of performance in 2014. Economic growth around the world became increasingly divergent in 2014. While the U.S. economy was on the rise, renewed concerns over economic growth in Europe and Asia weighed on the equity market outside the U.S. Furthermore, geopolitical tension in Eastern Europe and Iraq added to short-term volatility. As the Fed finally wound down its quantitative easing program as planned, the European Central Bank initiated an easing strategy, and the Bank of Japan increased its asset purchasing program. In November, China cut interest rates unexpectedly, stepping up a campaign to prop up growth in the world’s second-largest economy as it headed toward its slowest growth in nearly a quarter century. As other central banks moved towards further stimulus, the U.S. dollar rallied strongly, which further dented the returns of international stocks in U.S. dollar terms.

The U.S. stock market, as measured by the S&P 500 Index, was the bright spot in the global equity market, advancing 13.7% over the twelve month period. Small cap stocks, represented by the S&P Small Cap 600 Index, trailed their large cap counterparts at 5.8%, despite an outperformance in the fourth quarter. Energy stocks were the bottom performing sector and the only sector that produced a negative return for the year, driven by plummeting oil prices as a result of increased production in the U.S. and a slower demand worldwide. On the other side of the spectrum, the Utilities sector delivered the best results, as investors were hungry for yields in an extended low interest rate environment. The Health Care sector followed closely behind, gaining on strong earnings reports and forward guidance. Technology stocks performed strongly as well, with semiconductor manufacturers and software firms benefitting from order expansions and merger activities. The equity markets outside the U.S., however, ended the year in negative territory in both the developed world and emerging markets. The MSCI EAFE Index and MSCI Emerging Markets Index declined 4.9% and 2.2% in U.S. dollar terms, respectively.

Contrary to many investors’ expectations of rising yields in the U.S., Treasury yields declined across the maturity spectrum in 2014. The 10-year Treasury yield dropped to 2.17% at the end of the year. As a result, the bond market rallied over the course of the past year. The yield curve continued to flatten with yields on the long end of the curve coming down significantly more than yields on the short end. While Investment Grade credit outperformed Treasuries, the High Yield sector underperformed. For the twelve month period, the Barclays U.S. Aggregate Bond Index advanced 6.0%. The Barclays Corporate High Yield Index was up 2.5%. As yields across the world declined due to further monetary easing implemented by a number of central banks, bond markets outside the U.S. on average delivered strong returns in local currency terms. However, the positive local returns were erased by the depreciation of many currencies against the U.S. dollar. The Barclays Global Aggregate ex-U.S. Index lost 3.1% in U.S. dollar terms for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 80 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve month period, the Portfolio modestly underperformed the Dow Jones Moderately Aggressive Index. While the Portfolio’s domestic orientation on the equity side relative to the index proved to be beneficial as the U.S. markets performed better than most other markets, security selection in a number of underlying portfolios along with expenses weighed on relative results.

The domestic equity portfolios in aggregate produced a positive contribution. The ClearBridge Aggressive Growth Portfolio considerably outpaced its benchmark. Strong stock selection in the Health Care, Technology, and Consumer Discretionary sectors generated sizable contributions to relative performance. An overweight to the Health Care sector further enhanced return. The T. Rowe Price Large Cap Value Portfolio and WMC Large Cap Research Portfolio also contributed positively. For the T. Rowe Price Large Cap Value Portfolio, solid stock selection in the Industrials sector more than compensated for a negative impact from an underweight position to the Technology sector. More specifically, within the Industrials sector, the portfolio’s holding in Southwest Airlines generated a significant contribution as the price of the stock soared more than 100% in the past year. The WMC Large Cap Research Portfolio benefited from healthy stock selection in the Health Care and Materials sectors. Conversely, the Jennison Growth Portfolio detracted from the allocation portfolio’s relative result. Underperformance was primarily attributable to weak stock selection in the Technology and Consumer Discretionary sectors. The Loomis Sayles Small Cap Growth Portfolio was another performance detractor. Stock selection in the Information Technology sector was particularly weak. An overweight position to the Energy sector further dampened the relative performance. The Morgan Stanley Mid Cap Growth Portfolio trailed its benchmark index as well, driven largely by stock selection in the Technology sector. A number of holdings in the internet and

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

software space, which enjoyed strong returns in 2013, struggled during the growth sell-off in the spring of 2014, and therefore hampered the portfolio’s relative performance.

Within the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio produced a large detraction to the allocation portfolio’s relative performance as the Energy sector sold off due to plummeting oil prices. The MFS Research International Portfolio also hindered the allocation portfolio’s relative result to some extent due to its weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors. The MFS Emerging Markets Portfolio was another performance detractor. Despite a positive contribution from an underweight position to the Energy and Materials sector, stock selection in a number of sectors hampered the relative performance. Conversely, the Clarion Global Real Estate Portfolio aided the relative performance of the allocation portfolio as the real estate investment trust (“REIT”) industry surged in the past year. The Clarion portfolio serves as a good diversifier in the underlying portfolio line-up, especially to balance off the other portfolios whose managers don’t invest in REITs. Since being added to the allocation portfolio in the beginning of May, the Met/Artisan International Portfolio also contributed positively, benefiting from a minimal exposure to the Energy sector in addition to healthy stock selection in the Technology and Health Care sectors.

Among all the fixed income underlying portfolios, the Met/Templeton International Bond Portfolio produced the largest positive contribution to the allocation portfolio’s relative performance. The portfolio significantly benefited from a sizable underweight to the euro and the Japanese yen, as both currencies experienced a large depreciation against the U.S. dollar. The BlackRock Bond Income Portfolio also contributed positively. The portfolio outperformed the Barclays U.S. Aggregate Bond Index due largely to its yield curve positioning. Yields on the long end of the U.S. yield curve declined significantly as the curve flattened throughout the year; bonds with a long maturity delivered remarkable returns in 2014. The portfolio benefited from an overweight to longer dated bonds. Additionally, the portfolio’s holdings in securitized assets added value as investors’ demand for yield boosted the returns of this sector. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from the allocation portfolio’s relative result due to the underperformance of the Treasury Inflation Protected Securities sector, as inflation expectations moderated over the course of the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
MetLife Asset Allocation 80 Portfolio
Class A	5.53	11.02	6.74
Class B	5.23	10.75	6.47
Dow Jones Moderately Aggressive Index	5.90	10.60	7.80

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.1
Jennison Growth Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
WMC Core Equity Opportunities Portfolio (Class A)	4.6
Invesco Comstock Portfolio (Class A)	4.6
ClearBridge Aggressive Growth Portfolio (Class A)	4.6
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.6
Harris Oakmark International Portfolio (Class A)	3.9
BlackRock Capital Appreciation Portfolio (Class A)	3.6
BlackRock Large Cap Value Portfolio (Class A)	3.6

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.74%	$1,000.00	$1,002.00	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$1,000.00	$4.99
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2014

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	42,715,394	$430,144,017
BlackRock Bond Income Portfolio (Class A) (a)	3,341,608	370,818,261
BlackRock Capital Appreciation Portfolio (Class A) (a)	10,861,435	447,382,489
BlackRock High Yield Portfolio (Class A) (b)	7,394,358	60,707,676
BlackRock Large Cap Value Portfolio (Class A) (a)	45,207,131	447,098,531
Clarion Global Real Estate Portfolio (Class A) (b)	30,622,053	380,632,123
ClearBridge Aggressive Growth Portfolio (Class A) (b)	35,843,178	572,415,551
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,707,100	63,640,681
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	11,803,747	192,873,231
Harris Oakmark International Portfolio (Class A) (b)	30,480,871	485,865,090
Invesco Comstock Portfolio (Class A) (b)	36,259,939	572,544,432
Invesco Mid Cap Value Portfolio (Class A) (b)	3,133,964	63,807,504
Invesco Small Cap Growth Portfolio (Class A) (b)	19,526,083	383,101,741
Jennison Growth Portfolio (Class A) (a)	38,956,276	632,260,358
JPMorgan Core Bond Portfolio (Class A) (b)	35,313,087	369,728,017
JPMorgan Small Cap Value Portfolio (Class A) (b)	10,783,161	195,067,384
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	13,157,347	193,412,994
Lord Abbett Bond Debenture Portfolio (Class A) (b)	14,272,422	186,255,101
Met/Artisan International Portfolio (Class A) (b) (c)	30,008,134	301,281,666
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	453,311	123,205,493
Met/Dimensional International Small Company Portfolio (Class A) (a)	15,594,645	231,424,529
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	11,850,275	122,176,339
Met/Templeton International Bond Portfolio (Class A) (b)	31,941,703	361,580,082
MetLife Small Cap Value Portfolio (formerly, Third Avenue Small Cap Value Portfolio) (Class A) (b)	9,309,940	190,946,879
MFS Emerging Markets Equity Portfolio (Class A) (b)	29,801,955	286,694,811
MFS Research International Portfolio (Class A) (b)	32,667,549	357,056,307
MFS Value Portfolio (Class A) (a)	34,787,212	639,388,954
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	3,802,474	62,778,838
Neuberger Berman Genesis Portfolio (Class A) (a)	7,048,210	127,361,159
Oppenheimer Global Equity Portfolio (Class A) (b)	6,016,507	122,375,763

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	17,687,177	178,286,741
PIMCO Total Return Portfolio (Class A) (b)	35,737,417	432,065,369
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	23,082,429	571,520,935
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	15,990,367	574,693,794
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,254,499	128,386,323
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	8,228,480	192,546,429
Van Eck Global Natural Resources Portfolio (Class A) (a)	26,821,984	303,624,861
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	9,055,632	121,617,133
WMC Core Equity Opportunities Portfolio (Class A) (a)	13,276,452	572,613,382
WMC Large Cap Research Portfolio (Class A) (b)	26,456,001	383,347,451

Total Mutual Funds (Cost $10,245,361,291)		12,432,728,419

Total Investments—100.0% (Cost $10,245,361,291) (d)		12,432,728,419
Other assets and liabilities (net)—0.0%		(3,322,079)

Net Assets—100.0%		$12,429,406,340

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $10,453,478,338. The aggregate unrealized appreciation and depreciation of investments were $2,282,922,432 and $(303,672,351), respectively, resulting in net unrealized appreciation of $1,979,250,081 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,432,728,419	$—	$—	$12,432,728,419
Total Investments	$12,432,728,419	$—	$—	$12,432,728,419

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Affiliated investments at value (a)	$12,432,728,419
Receivable for:
Investments sold	7,882,512
Fund shares sold	121,185

Total Assets	12,440,732,116
Liabilities
Payables for:
Fund shares redeemed	8,003,697
Accrued expenses:
Management fees	561,765
Distribution and service fees	2,565,648
Deferred trustees’ fees	154,011
Other expenses	40,655

Total Liabilities	11,325,776

Net Assets	$12,429,406,340

Net assets consist of:
Paid in surplus	$9,867,846,855
Undistributed net investment income	39,198,224
Accumulated net realized gain	334,994,133
Unrealized appreciation on affiliated investments	2,187,367,128

Net Assets	$12,429,406,340

Net Assets
Class A	$395,447,680
Class B	12,033,958,660
Capital Shares Outstanding*
Class A	26,504,310
Class B	809,640,626
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.92
Class B	14.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,245,361,291.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends from Affiliated Underlying Portfolios	$46,526,343

Total investment income	46,526,343
Expenses
Management fees	5,234,792
Administration fees	22,400
Custodian and accounting fees	24,991
Distribution and service fees—Class B	23,336,897
Audit and tax services	46,478
Legal	55,522
Trustees’ fees and expenses	32,010
Miscellaneous	9,194

Total expenses	28,762,284

Net Investment Income	17,764,059

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	778,449,617
Capital gain distributions from Affiliated Underlying Portfolios	146,003,912

Net realized gain	924,453,529

Net change in unrealized depreciation on affiliated investments	(300,355,707)

Net realized and unrealized gain	624,097,822

Net Increase in Net Assets From Operations	$641,861,881

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,764,059	$45,618,891
Net realized gain	924,453,529	149,936,947
Net change in unrealized appreciation (depreciation)	(300,355,707)	488,271,654

Increase in net assets from operations	641,861,881	683,827,492

From Distributions to Shareholders
Net investment income
Class A	(6,892,559)	(5,386,470)
Class B	(49,304,918)	(40,897,027)

Total distributions	(56,197,477)	(46,283,497)

Increase (decrease) in net assets from capital share transactions	8,435,684,792	(128,652,792)

Total increase in net assets	9,021,349,196	508,891,203

Net Assets
Beginning of period	3,408,057,144	2,899,165,941

End of period	$12,429,406,340	$3,408,057,144

Undistributed net investment income
End of period	$39,198,224	$55,929,014

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	2,902,533	$42,326,205	3,356,293	$43,401,052
Shares issued through acquisition (a)	484,673	6,867,812	0	0
Reinvestments	489,529	6,892,559	441,152	5,386,470
Redemptions	(2,713,104)	(39,857,607)	(3,119,781)	(40,320,464)

Net increase	1,163,631	$16,228,969	677,664	$8,467,058

Class B
Sales	30,698,962	$439,264,550	7,237,868	$94,690,186
Shares issued through acquisition (a)	640,104,987	9,051,084,521	0	0
Reinvestments	3,509,247	49,304,918	3,357,720	40,897,027
Redemptions	(76,601,959)	(1,120,198,166)	(21,031,859)	(272,707,063)

Net increase (decrease)	597,711,237	$8,419,455,823	(10,436,271)	$(137,119,850)

Increase (decrease) derived from capital shares transactions		$8,435,684,792		$(128,652,792)

(a)	See Note 9 of Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.41	$11.78	$10.39	$10.94	$9.74

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.21	0.18	0.18	0.14
Net realized and unrealized gain (loss) on investments	0.60	2.64	1.45	(0.55)	1.29

Total from investment operations	0.78	2.85	1.63	(0.37)	1.43

Less Distributions
Distributions from net investment income	(0.27)	(0.22)	(0.24)	(0.18)	(0.23)

Total distributions	(0.27)	(0.22)	(0.24)	(0.18)	(0.23)

Net Asset Value, End of Period	$14.92	$14.41	$11.78	$10.39	$10.94

Total Return (%) (b)	5.53	24.51	15.82	(3.55)	14.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.06	0.07	0.07	0.07	0.07
Net ratio of expenses to average net assets (%) (c)	0.06	0.07	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	1.26	1.65	1.60	1.66	1.45
Portfolio turnover rate (%)	22	13	13	46	17
Net assets, end of period (in millions)	$395.4	$365.2	$290.4	$246.1	$246.0

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.36	$11.73	$10.36	$10.91	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.19	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.72	2.63	1.43	(0.56)	1.29

Total from investment operations	0.74	2.82	1.58	(0.40)	1.41

Less Distributions
Distributions from net investment income	(0.24)	(0.19)	(0.21)	(0.15)	(0.21)

Total distributions	(0.24)	(0.19)	(0.21)	(0.15)	(0.21)

Net Asset Value, End of Period	$14.86	$14.36	$11.73	$10.36	$10.91

Total Return (%) (b)	5.23	24.31	15.39	(3.77)	14.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.31	0.32	0.32	0.32	0.32
Net ratio of expenses to average net assets (%) (c)	0.31	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	0.14	1.43	1.38	1.44	1.24
Portfolio turnover rate (%)	22	13	13	46	17
Net assets, end of period (in millions)	$12,034.0	$3,042.8	$2,608.8	$2,432.1	$2,678.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Asset Allocation Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios and merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

counterparty risk”). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,196,725,030	$0	$2,711,161,566

With respect to the Portfolio’s merger with Met Investors Series Trust MetLife Growth Strategy Portfolio (see Note 9) on April 25, 2014, the Portfolio acquired long-term securities with a cost of $7,404,877,790 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,234,792	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2014 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2014 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
Baillie Gifford International Stock	12,923,741	36,662,040	(6,870,387)	42,715,394
BlackRock Bond Income	898,209	2,564,014	(120,615)	3,341,608
BlackRock Capital Appreciation	3,521,400	9,408,245	(2,068,210)	10,861,435
BlackRock High Yield	—	7,478,092	(83,734)	7,394,358
BlackRock Large Cap Value*	11,547,550	45,482,626	(11,823,045)	45,207,131
Clarion Global Real Estate	8,438,371	25,038,111	(2,854,429)	30,622,053
ClearBridge Aggressive Growth	12,286,084	31,725,543	(8,168,449)	35,843,178
Frontier Mid Cap Growth	470,741	4,121,805	(2,885,446)	1,707,100
Goldman Sachs Mid Cap Value*	3,918,397	10,644,321	(2,758,971)	11,803,747
Harris Oakmark International	7,167,163	26,175,961	(2,862,253)	30,480,871
Invesco Comstock	11,968,179	32,858,381	(8,566,621)	36,259,939
Invesco Mid Cap Value	—	3,230,319	(96,355)	3,133,964
Invesco Small Cap Growth*	5,994,116	14,611,269	(1,079,302)	19,526,083
Jennison Growth	12,629,748	36,711,991	(10,385,463)	38,956,276
JPMorgan Core Bond	6,301,186	30,286,018	(1,274,117)	35,313,087
JPMorgan Small Cap Value*	3,490,337	10,486,245	(3,193,421)	10,783,161
Loomis Sayles Small Cap Growth*	4,204,826	12,145,504	(3,192,983)	13,157,347
Lord Abbett Bond Debenture	3,624,559	11,377,204	(729,341)	14,272,422
Met/Artisan International*	—	30,307,747	(299,613)	30,008,134
Met/Artisan Mid Cap Value	128,930	700,671	(376,290)	453,311
Met/Dimensional International Small Company*	4,142,796	17,638,836	(6,186,987)	15,594,645
Met/Eaton Vance Floating Rate	3,074,938	17,871,617	(9,096,280)	11,850,275
Met/Templeton International Bond*	8,315,794	24,257,742	(631,833)	31,941,703
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	3,315,249	8,732,624	(2,737,933)	9,309,940
MFS Emerging Markets Equity	9,282,284	32,915,545	(12,395,874)	29,801,955
MFS Research International	8,499,056	24,700,906	(532,413)	32,667,549
MFS Value	11,812,387	35,190,087	(12,215,262)	34,787,212
Morgan Stanley Mid Cap Growth	2,157,051	8,496,901	(6,851,478)	3,802,474
Neuberger Berman Genesis	1,925,410	8,500,730	(3,377,930)	7,048,210
Oppenheimer Global Equity	—	6,078,690	(62,183)	6,016,507
PIMCO Inflation Protected Bond	6,356,628	27,334,864	(16,004,315)	17,687,177
PIMCO Total Return	13,516,409	23,376,376	(1,155,368)	35,737,417
T. Rowe Price Large Cap Growth	6,756,272	24,220,340	(7,894,183)	23,082,429

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014
T. Rowe Price Large Cap Value	5,400,228	17,690,939	(7,100,800)	15,990,367
T. Rowe Price Mid Cap Growth	2,842,587	16,788,297	(9,376,385)	10,254,499
T. Rowe Price Small Cap Growth	736,803	7,914,404	(422,727)	8,228,480
Van Eck Global Natural Resources*	7,037,435	21,561,866	(1,777,317)	26,821,984
Western Asset Management Strategic Bond Opportunities	1,202,527	8,065,087	(211,982)	9,055,632
WMC Core Equity Opportunities	3,661,122	10,323,042	(707,712)	13,276,452
WMC Large Cap Research	—	27,962,062	(1,506,061)	26,456,001

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2014. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2014
Baillie Gifford International Stock	$(10,211,963)	$—	$1,884,463	$430,144,017
BlackRock Bond Income	435,102	—	3,446,008	370,818,261
BlackRock Capital Appreciation	19,826,640	—	81,255	447,382,489
BlackRock High Yield	2,444	—	—	60,707,676
BlackRock Large Cap Value	19,606,160	32,492,771	1,783,208	447,098,531
Clarion Global Real Estate	(3,392,333)	—	1,856,771	380,632,123
ClearBridge Aggressive Growth	67,854,375	—	514,422	572,415,551
Frontier Mid Cap Growth	961,308	1,499,585	—	63,640,681
Goldman Sachs Mid Cap Value	12,474,368	12,335,976	547,008	192,873,231
Harris Oakmark International	22,854,419	12,569,783	3,417,787	485,865,090
Invesco Comstock	56,303,785	—	2,025,359	572,544,432
Invesco Mid Cap Value	109,666	—	—	63,807,504
Invesco Small Cap Growth	7,340,287	13,387,730	—	383,101,741
Jennison Growth	72,470,430	10,417,709	512,347	632,260,358
JPMorgan Core Bond	(166,166)	367,878	1,141,689	369,728,017
JPMorgan Small Cap Value	16,940,937	8,128,198	742,679	195,067,384
Loomis Sayles Small Cap Growth	8,418,273	7,728,600	—	193,412,994
Lord Abbett Bond Debenture	2,263,451	1,347,260	2,890,092	186,255,101
Met/Artisan International	16,628	—	—	301,281,666
Met/Artisan Mid Cap Value	33,600,255	—	248,061	123,205,493
Met/Dimensional International Small Company	37,451,947	2,336,958	1,496,127	231,424,529
Met/Eaton Vance Floating Rate	555,375	138,893	1,175,958	122,176,339
Met/Templeton International Bond	873,100	—	4,718,036	361,580,082
MetLife Small Cap Value (formerly, Third Avenue Small Cap Value)	26,091,348	2,773,089	192,712	190,946,879
MFS Emerging Markets Equity	17,224,806	—	1,075,282	286,694,811
MFS Research International	2,337,647	—	2,436,184	357,056,307
MFS Value	88,219,951	9,865,084	3,535,665	639,388,954
Morgan Stanley Mid Cap Growth	20,409,012	—	18,250	62,778,838
Neuberger Berman Genesis	23,247,805	—	132,061	127,361,159
Oppenheimer Global Equity	14,008	—	—	122,375,763
PIMCO Inflation Protected Bond	(9,186,700)	—	1,194,303	178,286,741
PIMCO Total Return	47,148	—	4,151,318	432,065,369
T. Rowe Price Large Cap Growth	78,235,308	11,230,810	98,343	571,520,935
T. Rowe Price Large Cap Value	116,508,499	—	2,677,452	574,693,794
T. Rowe Price Mid Cap Growth	31,577,934	3,268,035	—	128,386,323
T. Rowe Price Small Cap Growth	1,419,416	1,276,598	2,862	192,546,429
Van Eck Global Natural Resources	9,561,918	1,640,991	528,217	303,624,861
Western Asset Management Strategic Bond Opportunities	169,534	—	898,083	121,617,133
WMC Core Equity Opportunities	4,281,856	13,197,964	1,104,341	572,613,382
WMC Large Cap Research	1,701,639	—	—	383,347,451

	$778,449,617	$146,003,912	$46,526,343	$12,432,728,419

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$56,197,477	$46,283,497	$—	$—	$56,197,477	$46,283,497

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$39,352,235	$543,111,181	$1,979,250,081	$—	$2,561,713,497

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Asset Allocation Portfolio utilized capital loss carryforwards of $241,490,379.

As of December 31, 2014, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $367,892,887 and $2,986,986,288, respectively, acquired all of the assets and liabilities of MetLife Growth Strategy Portfolio of the Met Investors Series Trust (“MetLife Growth Strategy”).

The acquisition was accomplished by a tax-free exchange of 484,673 Class A shares of the Portfolio (valued at $6,867,812) for 503,074 Class A shares of MetLife Growth Strategy and 640,104,987 Class B shares of the Portfolio (valued at $9,051,084,521) for 665,218,066 Class B shares of MetLife Growth Strategy. Each shareholder of MetLife Growth Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Growth Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Growth Strategy’s net assets on April 25, 2014, were $6,867,812 and $9,051,084,521 for Class A and Class B shares, respectively, including investments valued at $9,060,128,492 with a cost basis of $7,404,877,790. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Growth Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $156,113,467 in capital loss carryforwards from MetLife Growth Strategy.

The aggregate net assets of the Portfolio immediately after the acquisition were $12,412,831,508, which included $1,655,250,702 of acquired unrealized appreciation.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$125,819,156	(a)
Net realized and unrealized gain on investments	$516,929,090	(b)

Net increase in net assets from operations	$642,748,246

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Growth Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$17,764,059 net investment income as reported, plus $107,876,109 from MetLife Growth Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $58,783 of pro-forma eliminated other expenses.
(b)	$2,187,367,128 unrealized appreciation as reported, minus $3,091,825,173 pro-forma December 31, 2013 unrealized appreciation, plus $924,453,529 net realized gain as reported, plus $496,933,606 in net realized gain from MetLife Growth Strategy pre-merger.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 80 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 80 Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 80 Portfolio of the Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-16

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 80 Portfolio (formerly, MetLife Moderate to Aggressive Allocation Portfolio). The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Moderate to Aggressive AA Broad Index, for the one-year period ended October 31, 2014 and outperformed the Moderate to Aggressive AA Broad Index for the three- and five-year periods ended October 31, 2014. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 9.49%, 9.23%, 9.39%, and 9.21%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 9.77%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2014, driven by accommodative monetary policies by central banks around the world, strong corporate earnings, and an improving global economy. The year started on a negative note as investors remained concerned about additional Federal Reserve tapering, pressure on emerging market currencies and deteriorating situations in Ukraine, Thailand and Venezuela. Equity indexes recovered in the following months driven by strong earnings and increased corporate activity. During the third quarter, equity markets were volatile as escalating tensions between Israel and Hamas, stalling Iran nuclear talks, and further U.S. and European Union sanctions against Russia contrasted with continued easing policies by central banks around the world and stronger macroeconomic data. Equity markets declined again in October as investors continued to worry about faltering global growth, particularly in Europe and China. Growing protests in Hong Kong and continued fears about the spread of the Ebola virus also weighed on the markets. Equity markets rallied in the fourth quarter as the Bank of Japan unexpectedly expanded its economic stimulus, the People’s Bank of China cut interest rates for the first time in two years, and the European Central Bank Chairman, Mr. Draghi, said the bank was ready to increase quantitative easing if necessary. Better than expected U.S. employment, U.S. retail sales and consumer confidence also contributed to positive performance. Equity markets were mixed in December as oil prices dropped significantly, the Russian ruble reached record lows, and political uncertainty continued in Greece.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that there had been a substantial improvement in the outlook for the labor market since the inception of its asset purchase program. Also, the Committee had continued to see sufficient underlying strength in the broader economy. Accordingly, the Committee had decided to conclude its asset purchase program in October.

Nine of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Consumer Staples (4.0% beginning weight in the benchmark), up 35.2%, was the best-performing sector. Telecom Services (0.5% beginning weight), up 24.6%, and Health Care (9.0% beginning weight), up 23.7%, were the next best-performing sectors. Energy (5.7% beginning weight), down 25.3%, was the worst-performing sector.

The stocks with the largest positive impact on the benchmark return for the year were Skyworks Solutions, up 156.3%; Signet Jewelers, up 68.3%; and Keurig Green Mountain, up 48.7%. The stocks with the largest negative impact were 3D Systems, down 64.6%; SM Energy, down 53.5%; and Cree, down 48.5%.

Factors that can impact stock prices include developments in the Fed’s interest rate policy, corporate earnings, geopolitical concerns, energy prices, employment data and the value of the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	9.49	16.26	9.48	—
Class B	9.23	15.97	9.22	—
Class E	9.39	16.09	9.32	—
Class G	9.21	15.92	—	19.90
S&P MidCap 400 Index	9.77	16.54	9.71	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.1
Skyworks Solutions, Inc.	0.8
Equinix, Inc.	0.7
Advance Auto Parts, Inc.	0.7
SL Green Realty Corp.	0.7
Henry Schein, Inc.	0.7
Hanesbrands, Inc.	0.7
Endo International plc	0.7
Realty Income Corp.	0.6
Signet Jewelers, Ltd.	0.6

Top Sectors

% of Net Assets
Financials	23.7
Information Technology	17.2
Industrials	14.6
Consumer Discretionary	13.2
Health Care	9.9
Materials	7.1
Utilities	4.7
Energy	3.9
Consumer Staples	3.3
Telecommunication Services	0.1

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.31%	$1,000.00	$1,019.80	$1.58
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B(a)	Actual	0.56%	$1,000.00	$1,019.00	$2.85
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E(a)	Actual	0.46%	$1,000.00	$1,019.40	$2.34
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class G(a)	Actual	0.61%	$1,000.00	$1,018.50	$3.10
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Alliant Techsystems, Inc.	17,960	$2,087,850
BE Aerospace, Inc. (a)	59,230	3,436,525
Esterline Technologies Corp. (a)	17,965	1,970,401
Exelis, Inc.	105,037	1,841,299
Huntington Ingalls Industries, Inc.	27,161	3,054,526
KLX, Inc. (a)	29,615	1,221,619
Triumph Group, Inc.	28,565	1,920,139

		15,532,359

Airlines—0.7%
Alaska Air Group, Inc.	73,998	4,422,121
JetBlue Airways Corp. (a) (b)	137,870	2,186,618

		6,608,739

Auto Components—0.3%
Gentex Corp.	82,338	2,974,872

Automobiles—0.2%
Thor Industries, Inc. (b)	26,125	1,459,604

Banks—4.6%
Associated Banc-Corp. (b)	85,484	1,592,567
BancorpSouth, Inc.	48,102	1,082,776
Bank of Hawaii Corp. (b)	24,678	1,463,652
Cathay General Bancorp	41,691	1,066,873
City National Corp.	26,970	2,179,446
Commerce Bancshares, Inc. (b)	46,576	2,025,590
Cullen/Frost Bankers, Inc. (b)	30,857	2,179,739
East West Bancorp, Inc.	80,742	3,125,523
First Horizon National Corp. (b)	132,316	1,796,851
First Niagara Financial Group, Inc.	199,075	1,678,202
FirstMerit Corp.	93,028	1,757,299
Fulton Financial Corp.	104,203	1,287,949
Hancock Holding Co.	45,878	1,408,455
International Bancshares Corp.	32,587	864,859
PacWest Bancorp	54,455	2,475,524
Prosperity Bancshares, Inc.	33,748	1,868,289
Signature Bank (a)	28,300	3,564,668
SVB Financial Group (a)	28,600	3,319,602
Synovus Financial Corp.	76,815	2,080,918
TCF Financial Corp.	94,058	1,494,582
Trustmark Corp.	37,931	930,827
Umpqua Holdings Corp.	122,201	2,078,639
Valley National Bancorp (b)	123,693	1,201,059
Webster Financial Corp.	50,759	1,651,190

		44,175,079

Biotechnology—0.8%
Cubist Pharmaceuticals, Inc. (a) (b)	42,913	4,319,193
United Therapeutics Corp. (a)	26,722	3,460,232

		7,779,425

Building Products—0.9%
AO Smith Corp.	42,307	2,386,538
Fortune Brands Home & Security, Inc.	88,737	4,017,124

Building Products—(Continued)
Lennox International, Inc. (b)	24,859	2,363,345

		8,767,007

Capital Markets—1.6%
Eaton Vance Corp.	66,516	2,722,500
Federated Investors, Inc. - Class B (b)	53,537	1,762,973
Janus Capital Group, Inc. (b)	82,644	1,333,048
Raymond James Financial, Inc.	70,859	4,059,512
SEI Investments Co.	73,369	2,937,695
Waddell & Reed Financial, Inc. - Class A	47,029	2,342,985

		15,158,713

Chemicals—2.9%
Albemarle Corp. (b)	44,011	2,646,381
Ashland, Inc.	35,895	4,298,785
Cabot Corp.	36,024	1,580,013
Cytec Industries, Inc.	40,538	1,871,639
Minerals Technologies, Inc.	19,408	1,347,886
NewMarket Corp. (b)	5,991	2,417,548
Olin Corp. (b)	43,980	1,001,425
PolyOne Corp. (b)	51,133	1,938,452
RPM International, Inc.	75,074	3,807,003
Scotts Miracle-Gro Co. (The) - Class A	24,974	1,556,380
Sensient Technologies Corp.	27,086	1,634,369
Valspar Corp. (The)	42,877	3,708,003

		27,807,884

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (a) (b)	30,683	1,474,318
Copart, Inc. (a)	63,952	2,333,608
Deluxe Corp. (b)	27,938	1,739,141
Herman Miller, Inc.	33,457	984,640
HNI Corp.	24,970	1,274,968
MSA Safety, Inc.	17,688	939,056
Rollins, Inc.	36,014	1,192,063
RR Donnelley & Sons Co. (b)	112,378	1,888,512
Waste Connections, Inc.	69,812	3,071,030

		14,897,336

Communications Equipment—1.1%
ARRIS Group, Inc. (a)	74,101	2,237,109
Ciena Corp. (a) (b)	59,938	1,163,397
InterDigital, Inc. (b)	20,903	1,105,769
JDS Uniphase Corp. (a)	130,406	1,789,170
Plantronics, Inc.	24,144	1,280,115
Polycom, Inc. (a)	76,765	1,036,327
Riverbed Technology, Inc. (a)	87,242	1,780,609

		10,392,496

Construction & Engineering—0.5%
AECOM Technology Corp. (a)	86,517	2,627,521
Granite Construction, Inc.	20,260	770,285
KBR, Inc.	81,600	1,383,120

		4,780,926

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Construction Materials—0.2%
Eagle Materials, Inc.	28,271	$2,149,444

Consumer Finance—0.3%
SLM Corp.	238,011	2,425,332

Containers & Packaging—2.0%
Aptargroup, Inc. (b)	36,407	2,433,444
Bemis Co., Inc.	56,178	2,539,807
Greif, Inc. - Class A	19,064	900,393
Packaging Corp. of America	55,336	4,318,975
Rock-Tenn Co. - Class A	78,772	4,803,516
Silgan Holdings, Inc.	24,527	1,314,647
Sonoco Products Co.	56,954	2,488,890

		18,799,672

Distributors—0.5%
LKQ Corp. (a)	170,444	4,792,885

Diversified Consumer Services—1.0%
Apollo Education Group, Inc. (a)	54,326	1,853,060
DeVry Education Group, Inc.	32,336	1,534,990
Graham Holdings Co. - Class B	2,477	2,139,410
Service Corp. International (b)	116,790	2,651,133
Sotheby’s (b)	34,536	1,491,264

		9,669,857

Diversified Financial Services—0.6%
CBOE Holdings, Inc.	47,471	3,010,611
MSCI, Inc.	63,012	2,989,289

		5,999,900

Electric Utilities—1.7%
Cleco Corp.	33,960	1,852,178
Great Plains Energy, Inc.	86,538	2,458,545
Hawaiian Electric Industries, Inc.	57,686	1,931,327
IDACORP, Inc. (b)	28,274	1,871,456
OGE Energy Corp.	112,107	3,977,556
PNM Resources, Inc.	44,801	1,327,454
Westar Energy, Inc. (b)	73,534	3,032,542

		16,451,058

Electrical Equipment—0.9%
Acuity Brands, Inc.	24,393	3,416,728
Hubbell, Inc. - Class B	30,554	3,264,084
Regal-Beloit Corp.	25,136	1,890,227

		8,571,039

Electronic Equipment, Instruments & Components—3.6%
Arrow Electronics, Inc. (a)	54,506	3,155,352
Avnet, Inc.	77,084	3,316,154
Belden, Inc.	24,082	1,897,902
Cognex Corp. (a)	48,959	2,023,475
FEI Co.	23,370	2,111,480
Ingram Micro, Inc. - Class A (a)	87,706	2,424,194
IPG Photonics Corp. (a) (b)	19,958	1,495,253

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a)	21,969	929,069
Jabil Circuit, Inc. (b)	108,775	2,374,558
Keysight Technologies, Inc. (a)	94,211	3,181,506
Knowles Corp. (a) (b)	47,831	1,126,420
National Instruments Corp.	56,691	1,762,523
Tech Data Corp. (a)	21,517	1,360,520
Trimble Navigation, Ltd. (a)	145,679	3,866,321
Vishay Intertechnology, Inc. (b)	76,301	1,079,659
Zebra Technologies Corp. - Class A (a)	28,641	2,217,100

		34,321,486

Energy Equipment & Services—2.0%
Atwood Oceanics, Inc. (a)	33,664	955,048
CARBO Ceramics, Inc. (b)	11,040	442,152
Dresser-Rand Group, Inc. (a)	43,113	3,526,643
Dril-Quip, Inc. (a)	22,202	1,703,559
Helix Energy Solutions Group, Inc. (a)	55,205	1,197,949
Oceaneering International, Inc.	59,064	3,473,554
Oil States International, Inc. (a)	29,907	1,462,452
Patterson-UTI Energy, Inc.	82,350	1,366,187
Rowan Cos. plc - Class A	70,047	1,633,496
Superior Energy Services, Inc.	85,589	1,724,618
Tidewater, Inc. (b)	27,969	906,475
Unit Corp. (a)	25,931	884,247

		19,276,380

Food & Staples Retailing—0.4%
SUPERVALU, Inc. (a)	116,024	1,125,433
United Natural Foods, Inc. (a)	28,059	2,169,662

		3,295,095

Food Products—1.9%
Dean Foods Co. (b)	52,771	1,022,702
Flowers Foods, Inc.	103,905	1,993,937
Hain Celestial Group, Inc. (The) (a)	56,764	3,308,773
Ingredion, Inc.	40,420	3,429,233
Lancaster Colony Corp.	10,919	1,022,455
Post Holdings, Inc. (a) (b)	25,231	1,056,927
Tootsie Roll Industries, Inc. (b)	11,221	343,924
TreeHouse Foods, Inc. (a)	23,807	2,036,213
WhiteWave Foods Co. (The) (a)	98,067	3,431,364

		17,645,528

Gas Utilities—1.6%
Atmos Energy Corp.	56,466	3,147,415
National Fuel Gas Co. (b)	47,353	3,292,454
ONE Gas, Inc.	29,278	1,206,839
Questar Corp.	98,574	2,491,951
UGI Corp.	96,981	3,683,338
WGL Holdings, Inc. (b)	27,959	1,527,121

		15,349,118

Health Care Equipment & Supplies—3.1%
Align Technology, Inc. (a)	40,643	2,272,350
Cooper Cos., Inc. (The)	27,157	4,401,878

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Halyard Health, Inc. (a)	26,174	$1,190,132
Hill-Rom Holdings, Inc.	32,352	1,475,898
Hologic, Inc. (a)	136,360	3,646,267
IDEXX Laboratories, Inc. (a) (b)	26,819	3,976,453
ResMed, Inc. (b)	78,431	4,396,842
Sirona Dental Systems, Inc. (a)	31,144	2,721,051
STERIS Corp. (b)	33,422	2,167,417
Teleflex, Inc. (b)	23,294	2,674,617
Thoratec Corp. (a)	30,935	1,004,150

		29,927,055

Health Care Providers & Services—3.3%
Centene Corp. (a)	32,999	3,426,946
Community Health Systems, Inc. (a)	65,403	3,526,530
Health Net, Inc. (a)	43,826	2,346,006
Henry Schein, Inc. (a) (c)	47,367	6,449,017
LifePoint Hospitals, Inc. (a)	25,464	1,831,116
MEDNAX, Inc. (a)	56,479	3,733,827
Omnicare, Inc.	55,055	4,015,161
Owens & Minor, Inc. (b)	35,479	1,245,668
VCA, Inc. (a)	47,316	2,307,601
WellCare Health Plans, Inc. (a)	24,695	2,026,472

		30,908,344

Health Care Technology—0.2%
Allscripts Healthcare Solutions, Inc. (a)	95,305	1,217,045
HMS Holdings Corp. (a) (b)	49,376	1,043,808

		2,260,853

Hotels, Restaurants & Leisure—1.5%
Brinker International, Inc.	35,747	2,097,991
Cheesecake Factory, Inc. (The) (b)	25,889	1,302,476
Domino’s Pizza, Inc.	30,939	2,913,526
International Game Technology	139,151	2,400,355
International Speedway Corp. - Class A	15,724	497,665
Life Time Fitness, Inc. (a) (b)	20,244	1,146,215
Panera Bread Co. - Class A (a) (b)	14,411	2,519,043
Wendy’s Co. (The)	154,084	1,391,378

		14,268,649

Household Durables—1.7%
Jarden Corp. (a)	100,629	4,818,117
KB Home (b)	51,213	847,575
MDC Holdings, Inc. (b)	21,965	581,414
NVR, Inc. (a) (b)	2,189	2,791,697
Tempur Sealy International, Inc. (a)	34,260	1,881,217
Toll Brothers, Inc. (a)	91,061	3,120,660
Tupperware Brands Corp. (b)	28,331	1,784,853

		15,825,533

Household Products—1.1%
Church & Dwight Co., Inc.	75,242	5,929,822
Energizer Holdings, Inc.	34,927	4,490,215

		10,420,037

Industrial Conglomerates—0.3%
Carlisle Cos., Inc.	36,091	3,256,852

Insurance—4.7%
Alleghany Corp. (a)	9,059	4,198,846
American Financial Group, Inc.	41,516	2,520,852
Arthur J. Gallagher & Co.	90,765	4,273,216
Aspen Insurance Holdings, Ltd.	35,003	1,532,081
Brown & Brown, Inc.	66,306	2,182,130
Everest Re Group, Ltd.	25,450	4,334,135
First American Financial Corp. (b)	60,331	2,045,221
Hanover Insurance Group, Inc. (The)	24,765	1,766,240
HCC Insurance Holdings, Inc.	54,445	2,913,896
Kemper Corp.	28,141	1,016,172
Mercury General Corp.	20,430	1,157,768
Old Republic International Corp.	136,466	1,996,498
Primerica, Inc. (b)	29,889	1,621,777
Protective Life Corp.	44,356	3,089,395
Reinsurance Group of America, Inc.	38,639	3,385,549
RenaissanceRe Holdings, Ltd. (b)	21,671	2,106,855
StanCorp Financial Group, Inc.	23,646	1,651,910
W.R. Berkley Corp.	57,105	2,927,202

		44,719,743

Internet & Catalog Retail—0.1%
HSN, Inc.	18,263	1,387,988

Internet Software & Services—1.3%
AOL, Inc. (a)	43,807	2,022,569
Equinix, Inc.	30,824	6,988,726
Rackspace Hosting, Inc. (a) (b)	67,016	3,137,019

		12,148,314

IT Services—2.8%
Acxiom Corp. (a)	43,315	877,995
Broadridge Financial Solutions, Inc.	67,503	3,117,289
Convergys Corp.	56,439	1,149,662
CoreLogic, Inc. (a)	50,474	1,594,474
DST Systems, Inc.	16,483	1,551,874
Gartner, Inc. (a)	49,512	4,169,406
Global Payments, Inc.	38,043	3,071,211
Jack Henry & Associates, Inc.	45,995	2,858,129
Leidos Holdings, Inc.	34,994	1,522,939
NeuStar, Inc. - Class A (a) (b)	30,866	858,075
Science Applications International Corp.	22,744	1,126,510
VeriFone Systems, Inc. (a)	63,590	2,365,548
WEX, Inc. (a)	21,805	2,156,951

		26,420,063

Leisure Products—0.8%
Brunswick Corp.	52,282	2,679,975
Polaris Industries, Inc. (b)	34,358	5,196,304

		7,876,279

Life Sciences Tools & Services—1.4%
Bio-Rad Laboratories, Inc. - Class A (a)	11,565	1,394,276

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Bio-Techne Corp.	20,854	$1,926,910
Charles River Laboratories International, Inc. (a) (b)	26,391	1,679,523
Covance, Inc. (a) (c)	31,826	3,304,812
Mettler-Toledo International, Inc. (a)	16,057	4,856,600

		13,162,121

Machinery—4.5%
AGCO Corp. (b)	47,077	2,127,880
CLARCOR, Inc.	28,193	1,878,782
Crane Co.	27,868	1,635,852
Donaldson Co., Inc. (b)	71,824	2,774,561
Graco, Inc.	33,449	2,681,941
Harsco Corp.	45,451	858,569
IDEX Corp.	44,657	3,476,101
ITT Corp.	51,521	2,084,540
Kennametal, Inc.	44,493	1,592,404
Lincoln Electric Holdings, Inc.	43,691	3,018,611
Nordson Corp. (b)	33,005	2,573,070
Oshkosh Corp.	44,885	2,183,655
SPX Corp.	23,101	1,984,838
Terex Corp.	60,970	1,699,844
Timken Co. (The)	41,901	1,788,335
Trinity Industries, Inc. (b)	87,538	2,451,939
Valmont Industries, Inc. (b)	13,840	1,757,680
Wabtec Corp.	54,139	4,704,138
Woodward, Inc. (b)	32,832	1,616,319

		42,889,059

Marine—0.3%
Kirby Corp. (a)	32,093	2,591,189

Media—1.3%
AMC Networks, Inc. - Class A (a)	33,258	2,120,863
Cinemark Holdings, Inc.	58,572	2,083,992
DreamWorks Animation SKG, Inc. - Class A (a) (b)	40,742	909,769
John Wiley & Sons, Inc. - Class A	26,389	1,563,284
Live Nation Entertainment, Inc. (a)	81,260	2,121,699
Meredith Corp. (b)	20,501	1,113,614
New York Times Co. (The) - Class A (b)	73,550	972,331
Time, Inc. (b)	61,322	1,509,134

		12,394,686

Metals & Mining—1.7%
Carpenter Technology Corp.	29,944	1,474,742
Cliffs Natural Resources, Inc. (b)	86,165	615,218
Commercial Metals Co.	66,457	1,082,585
Compass Minerals International, Inc.	18,892	1,640,392
Reliance Steel & Aluminum Co.	43,914	2,690,611
Royal Gold, Inc. (b)	36,669	2,299,146
Steel Dynamics, Inc.	135,223	2,669,302
TimkenSteel Corp.	21,562	798,441
United States Steel Corp. (b)	81,828	2,188,081
Worthington Industries, Inc.	28,501	857,595

		16,316,113

Multi-Utilities—1.1%
Alliant Energy Corp.	62,396	4,144,342
Black Hills Corp.	25,116	1,332,153
MDU Resources Group, Inc.	109,176	2,565,636
Vectren Corp.	46,424	2,146,181

		10,188,312

Multiline Retail—0.2%
Big Lots, Inc. (b)	30,064	1,203,161
J.C. Penney Co., Inc. (a) (b)	171,465	1,111,093

		2,314,254

Oil, Gas & Consumable Fuels—1.9%
California Resources Corp. (a)	171,738	946,277
Energen Corp.	41,174	2,625,254
Gulfport Energy Corp. (a)	48,108	2,008,028
HollyFrontier Corp.	110,092	4,126,248
Peabody Energy Corp. (b)	152,676	1,181,712
Rosetta Resources, Inc. (a)	34,585	771,591
SM Energy Co.	37,912	1,462,645
Western Refining, Inc.	41,044	1,550,642
World Fuel Services Corp. (b)	40,533	1,902,214
WPX Energy, Inc. (a)	114,386	1,330,309

		17,904,920

Paper & Forest Products—0.3%
Domtar Corp.	36,261	1,458,417
Louisiana-Pacific Corp. (a) (b)	79,987	1,324,585

		2,783,002

Pharmaceuticals—1.1%
Endo International plc (a)	86,457	6,235,279
Salix Pharmaceuticals, Ltd. (a)	35,842	4,119,679

		10,354,958

Professional Services—1.0%
Corporate Executive Board Co. (The)	18,921	1,372,340
FTI Consulting, Inc. (a)	23,074	891,349
ManpowerGroup, Inc.	44,513	3,034,451
Towers Watson & Co. - Class A	39,336	4,451,655

		9,749,795

Real Estate Investment Trusts—9.7%
Alexandria Real Estate Equities, Inc.	40,501	3,594,059
American Campus Communities, Inc.	59,124	2,445,369
BioMed Realty Trust, Inc.	111,052	2,392,060
Camden Property Trust	48,595	3,588,255
Corporate Office Properties Trust	52,039	1,476,346
Corrections Corp. of America (b)	65,512	2,380,706
Duke Realty Corp.	192,198	3,882,400
Equity One, Inc.	43,181	1,095,070
Extra Space Storage, Inc.	62,159	3,645,004
Federal Realty Investment Trust (b)	38,322	5,114,454
Highwoods Properties, Inc.	51,335	2,273,114
Home Properties, Inc.	32,266	2,116,650

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Hospitality Properties Trust	84,311	$2,613,641
Kilroy Realty Corp.	47,222	3,261,624
Lamar Advertising Co. - Class A	45,087	2,418,467
LaSalle Hotel Properties	62,808	2,541,840
Liberty Property Trust	83,550	3,143,986
Mack-Cali Realty Corp.	47,071	897,173
Mid-America Apartment Communities, Inc.	42,327	3,160,980
National Retail Properties, Inc.	74,181	2,920,506
Omega Healthcare Investors, Inc.	71,672	2,800,225
Potlatch Corp.	22,833	956,018
Rayonier, Inc.	71,277	1,991,479
Realty Income Corp. (b)	125,251	5,975,725
Regency Centers Corp.	52,446	3,345,006
Senior Housing Properties Trust	114,676	2,535,486
SL Green Realty Corp.	54,287	6,461,239
Tanger Factory Outlet Centers, Inc.	53,938	1,993,548
Taubman Centers, Inc.	35,616	2,721,775
UDR, Inc.	143,548	4,424,149
Washington Prime Group, Inc.	87,272	1,502,824
Weingarten Realty Investors	63,272	2,209,458

		91,878,636

Real Estate Management & Development—0.5%
Alexander & Baldwin, Inc.	25,503	1,001,248
Jones Lang LaSalle, Inc.	25,211	3,779,885

		4,781,133

Road & Rail—1.5%
Con-way, Inc.	32,577	1,602,137
Genesee & Wyoming, Inc. - Class A (a)	28,790	2,588,797
J.B. Hunt Transport Services, Inc. (b)	52,056	4,385,718
Landstar System, Inc.	25,163	1,825,072
Old Dominion Freight Line, Inc. (a)	38,287	2,972,603
Werner Enterprises, Inc.	25,060	780,619

		14,154,946

Semiconductors & Semiconductor Equipment—3.4%
Advanced Micro Devices, Inc. (a) (b)	353,235	943,137
Atmel Corp. (a) (c)	234,744	1,970,676
Cree, Inc. (a) (b)	67,182	2,164,604
Cypress Semiconductor Corp. (a) (b)	83,434	1,191,437
Fairchild Semiconductor International, Inc. (a)	66,803	1,127,635
Integrated Device Technology, Inc. (a)	83,608	1,638,717
International Rectifier Corp. (a)	40,234	1,605,337
Intersil Corp. - Class A	72,845	1,054,067
RF Micro Devices, Inc. (a) (b)	328,253	5,445,717
Semtech Corp. (a)	37,544	1,035,088
Silicon Laboratories, Inc. (a)	22,169	1,055,688
Skyworks Solutions, Inc.	107,234	7,796,984
SunEdison, Inc. (a) (b)	141,737	2,765,289
Teradyne, Inc.	121,768	2,409,789

		32,204,165

Software—4.2%
ACI Worldwide, Inc. (a)	64,646	1,303,910

Software—(Continued)
Advent Software, Inc.	25,007	766,214
ANSYS, Inc. (a)	51,694	4,238,908
Cadence Design Systems, Inc. (a) (b)	164,641	3,123,240
CDK Global, Inc.	90,347	3,682,544
CommVault Systems, Inc. (a)	24,196	1,250,691
Covisint Corp. (a)	7	19
FactSet Research Systems, Inc.	21,837	3,073,558
Fair Isaac Corp.	18,058	1,305,593
Fortinet, Inc. (a)	77,888	2,388,046
Informatica Corp. (a)	61,123	2,330,926
Mentor Graphics Corp.	55,028	1,206,214
PTC, Inc. (a)	65,242	2,391,119
Rovi Corp. (a)	53,281	1,203,618
SolarWinds, Inc. (a)	37,012	1,844,308
Solera Holdings, Inc.	38,374	1,963,981
Synopsys, Inc. (a)	87,645	3,809,928
Tyler Technologies, Inc. (a)	18,580	2,033,395
Ultimate Software Group, Inc. (The) (a) (b)	15,958	2,342,874

		40,259,086

Specialty Retail—4.1%
Aaron’s, Inc.	36,279	1,109,049
Abercrombie & Fitch Co. - Class A (b)	40,140	1,149,610
Advance Auto Parts, Inc.	41,056	6,539,400
American Eagle Outfitters, Inc. (b)	98,453	1,366,528
ANN, Inc. (a)	25,713	938,010
Ascena Retail Group, Inc. (a)	74,079	930,432
Cabela’s, Inc. (a) (b)	26,789	1,412,048
Chico’s FAS, Inc.	86,019	1,394,368
CST Brands, Inc.	43,682	1,904,972
Dick’s Sporting Goods, Inc.	55,181	2,739,737
Foot Locker, Inc.	79,917	4,489,737
Guess?, Inc.	35,953	757,889
Murphy USA, Inc. (a)	24,177	1,664,828
Office Depot, Inc. (a)	272,654	2,338,008
Rent-A-Center, Inc. (b)	29,755	1,080,702
Signet Jewelers, Ltd.	45,097	5,933,412
Williams-Sonoma, Inc.	48,170	3,645,505

		39,394,235

Technology Hardware, Storage & Peripherals—0.8%
3D Systems Corp. (a) (b)	58,801	1,932,789
Diebold, Inc. (b)	36,350	1,259,164
Lexmark International, Inc. - Class A (b)	34,757	1,434,422
NCR Corp. (a)	94,717	2,760,053

		7,386,428

Textiles, Apparel & Luxury Goods—1.4%
Carter’s, Inc.	29,757	2,598,084
Deckers Outdoor Corp. (a) (b)	19,481	1,773,550
Hanesbrands, Inc.	56,185	6,271,370
Kate Spade & Co. (a)	71,494	2,288,523

		12,931,527

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.6%
Astoria Financial Corp.	49,393	$659,891
New York Community Bancorp, Inc. (b)	248,968	3,983,488
Washington Federal, Inc.	55,222	1,223,167

		5,866,546

Trading Companies & Distributors—0.7%
GATX Corp.	24,860	1,430,444
MSC Industrial Direct Co., Inc. - Class A	28,414	2,308,637
NOW, Inc. (a) (b)	60,220	1,549,461
Watsco, Inc. (b)	15,352	1,642,664

		6,931,206

Water Utilities—0.3%
Aqua America, Inc.	99,348	2,652,592

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,228	1,394,507

Total Common Stocks (Cost $622,676,676)		918,984,360

Investment Company Security—1.1%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $9,779,372)	38,200	10,083,654

Short-Term Investments—17.4%

Discount Notes—2.3%
Federal Home Loan Bank
0.010%, 01/22/15 (d)	1,650,000	1,649,990
0.028%, 01/14/15 (d)	1,725,000	1,724,981
0.070%, 03/03/15 (d)	650,000	649,923
0.071%, 02/25/15 (d)	1,800,000	1,799,803
0.075%, 03/06/15 (d)	6,350,000	6,349,157
0.140%, 03/20/15 (d)	8,375,000	8,372,460
0.161%, 04/15/15 (d)	800,000	799,630
0.181%, 04/06/15 (d)	400,000	399,810
Federal National Mortgage Association
0.161%, 05/13/15 (d)	275,000	274,839

		22,020,593

Mutual Fund—15.1%
State Street Navigator Securities Lending MET Portfolio (e)	144,076,047	144,076,047

Total Short-Term Investments (Cost $166,096,640)		166,096,640

Total Investments—115.1% (Cost $798,552,688) (f)		1,095,164,654
Other assets and liabilities (net)—(15.1)%		(143,945,980)

Net Assets—100.0%		$951,218,674

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $141,539,783 and the collateral received consisted of cash in the amount of $144,076,047 and non-cash collateral with a value of $2,117,416. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $5,697,010.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $802,672,178. The aggregate unrealized appreciation and depreciation of investments were $321,806,124 and $(29,313,648), respectively, resulting in net unrealized appreciation of $292,492,476 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P Midcap 400 E-Mini Index Futures	03/20/15	150	USD	21,525,959	$203,042

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$918,984,360	$—	$—	$918,984,360
Total Investment Company Security	10,083,654	—	—	10,083,654
Short-Term Investments
Discount Notes	—	22,020,593	—	22,020,593
Mutual Fund	144,076,047	—	—	144,076,047
Total Short-Term Investments	144,076,047	22,020,593	—	166,096,640
Total Investments	$1,073,144,061	$22,020,593	$—	$1,095,164,654

Collateral for securities loaned (Liability)	$—	$(144,076,047)	$—	$(144,076,047)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$203,042	$—	$—	$203,042

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,095,164,654
Cash	931
Receivable for:
Investments sold	3,451,142
Fund shares sold	218,590
Dividends	877,030
Prepaid expenses	2,376

Total Assets	1,099,714,723
Liabilities
Collateral for securities loaned	144,076,047
Payables for:
Investments purchased	2,732,262
Fund shares redeemed	891,772
Variation margin on futures contracts	280,500
Accrued expenses:
Management fees	199,207
Distribution and service fees	117,354
Deferred trustees’ fees	63,842
Other expenses	135,065

Total Liabilities	148,496,049

Net Assets	$951,218,674

Net assets consist of:
Paid in surplus	$588,328,669
Undistributed net investment income	9,920,845
Accumulated net realized gain	56,154,152
Unrealized appreciation on investments and futures contracts	296,815,008

Net Assets	$951,218,674

Net Assets
Class A	$399,632,603
Class B	404,007,902
Class E	42,410,985
Class G	105,167,184
Capital Shares Outstanding*
Class A	21,017,142
Class B	21,502,746
Class E	2,245,606
Class G	5,624,548
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.01
Class B	18.79
Class E	18.89
Class G	18.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $141,539,783.
(b)	Identified cost of investments was $798,552,688.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$14,175,205
Interest	16,614
Securities lending income	767,937

Total investment income	14,959,756
Expenses
Management fees	2,303,675
Administration fees	21,817
Custodian and accounting fees	98,001
Distribution and service fees—Class B	978,847
Distribution and service fees—Class E	64,818
Distribution and service fees—Class G	312,327
Audit and tax services	39,404
Legal	30,013
Trustees’ fees and expenses	38,591
Shareholder reporting	188,858
Insurance	3,779
Miscellaneous	39,029

Total expenses	4,119,159
Less management fee waiver	(21,073)

Net expenses	4,098,086

Net Investment Income	10,861,670

Net Realized and Unrealized Gain
Net realized gain on:
Investments	58,869,727
Futures contracts	2,253,556

Net realized gain	61,123,283

Net change in unrealized appreciation (depreciation) on:
Investments	11,672,733
Futures contracts	(225,972)

Net change in unrealized appreciation	11,446,761

Net realized and unrealized gain	72,570,044

Net Increase in Net Assets From Operations	$83,431,714

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,861,670	$7,524,003
Net realized gain	61,123,283	44,528,234
Net change in unrealized appreciation	11,446,761	173,725,239

Increase in net assets from operations	83,431,714	225,777,476

From Distributions to Shareholders
Net investment income
Class A	(3,908,986)	(3,571,780)
Class B	(3,219,158)	(3,295,981)
Class E	(393,348)	(433,931)
Class G	(808,575)	(892,583)
Net realized capital gains
Class A	(17,710,102)	(8,753,637)
Class B	(18,562,420)	(9,929,931)
Class E	(2,066,821)	(1,200,289)
Class G	(4,951,822)	(2,689,121)

Total distributions	(51,621,232)	(30,767,253)

Increase in net assets from capital share transactions	12,627,162	30,910,895

Total increase in net assets	44,437,644	225,921,118

Net Assets
Beginning of period	906,781,030	680,859,912

End of period	$951,218,674	$906,781,030

Undistributed net investment income
End of period	$9,920,845	$8,012,162

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,308,259	$60,505,261	4,834,598	$79,130,076
Reinvestments	1,249,658	21,619,088	818,964	12,325,417
Redemptions	(3,597,434)	(66,081,391)	(3,580,846)	(58,551,359)

Net increase	960,483	$16,042,958	2,072,716	$32,904,134

Class B
Sales	1,291,519	$23,239,422	1,892,315	$30,939,584
Reinvestments	1,272,288	21,781,578	887,050	13,225,912
Redemptions	(2,349,274)	(42,719,181)	(3,253,801)	(52,967,918)

Net increase (decrease)	214,533	$2,301,819	(474,436)	$(8,802,422)

Class E
Sales	48,872	$887,728	189,870	$3,072,272
Reinvestments	143,033	2,460,169	109,166	1,634,220
Redemptions	(399,557)	(7,266,099)	(459,847)	(7,545,262)

Net decrease	(207,652)	$(3,918,202)	(160,811)	$(2,838,770)

Class G
Sales	1,278,911	$22,732,011	2,144,831	$33,901,061
Reinvestments	337,853	5,760,397	241,192	3,581,704
Redemptions	(1,681,946)	(30,291,821)	(1,701,787)	(27,834,812)

Net increase (decrease)	(65,182)	$(1,799,413)	684,236	$9,647,953

Increase derived from capital shares transactions		$12,627,162		$30,910,895

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.45	$14.47	$12.97	$13.88	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.18	0.19	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.41	4.46	2.05	(0.34)	2.79

Total from investment operations	1.65	4.64	2.24	(0.20)	2.92

Less Distributions
Distributions from net investment income	(0.20)	(0.19)	(0.14)	(0.13)	(0.12)
Distributions from net realized capital gains	(0.89)	(0.47)	(0.60)	(0.58)	(0.02)

Total distributions	(1.09)	(0.66)	(0.74)	(0.71)	(0.14)

Net Asset Value, End of Period	$19.01	$18.45	$14.47	$12.97	$13.88

Total Return (%) (b)	9.49	33.15	17.60	(1.89)	26.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.32	0.30	0.31
Net ratio of expenses to average net assets (%) (c)	0.30	0.30	0.31	0.30	0.30
Ratio of net investment income to average net assets (%)	1.33	1.09	1.40	1.03	1.07
Portfolio turnover rate (%)	17	16	11	24	22
Net assets, end of period (in millions)	$399.6	$370.0	$260.2	$236.6	$257.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.25	$14.32	$12.84	$13.75	$11.01

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.14	0.16	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.39	4.42	2.03	(0.34)	2.76

Total from investment operations	1.58	4.56	2.19	(0.23)	2.86

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.11)	(0.10)	(0.10)
Distributions from net realized capital gains	(0.89)	(0.47)	(0.60)	(0.58)	(0.02)

Total distributions	(1.04)	(0.63)	(0.71)	(0.68)	(0.12)

Net Asset Value, End of Period	$18.79	$18.25	$14.32	$12.84	$13.75

Total Return (%) (b)	9.23	32.83	17.33	(2.19)	25.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.57	0.55	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.56	0.55	0.55
Ratio of net investment income to average net assets (%)	1.08	0.83	1.16	0.79	0.83
Portfolio turnover rate (%)	17	16	11	24	22
Net assets, end of period (in millions)	$404.0	$388.4	$311.6	$275.5	$267.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.33	$14.38	$12.89	$13.80	$11.05

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.15	0.17	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.41	4.44	2.04	(0.34)	2.76

Total from investment operations	1.62	4.59	2.21	(0.22)	2.87

Less Distributions
Distributions from net investment income	(0.17)	(0.17)	(0.12)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.89)	(0.47)	(0.60)	(0.58)	(0.02)

Total distributions	(1.06)	(0.64)	(0.72)	(0.69)	(0.12)

Net Asset Value, End of Period	$18.89	$18.33	$14.38	$12.89	$13.80

Total Return (%) (b)	9.39	32.95	17.46	(2.10)	26.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.47	0.45	0.46
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.46	0.45	0.45
Ratio of net investment income to average net assets (%)	1.17	0.93	1.24	0.87	0.92
Portfolio turnover rate (%)	17	16	11	24	22
Net assets, end of period (in millions)	$42.4	$45.0	$37.6	$37.1	$46.9

	Class G
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.16	$14.26	$12.79	$13.70	$10.97

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.13	0.15	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.39	4.40	2.02	(0.33)	2.74

Total from investment operations	1.57	4.53	2.17	(0.23)	2.84

Less Distributions
Distributions from net investment income	(0.14)	(0.16)	(0.10)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.89)	(0.47)	(0.60)	(0.58)	(0.02)

Total distributions	(1.03)	(0.63)	(0.70)	(0.68)	(0.11)

Net Asset Value, End of Period	$18.70	$18.16	$14.26	$12.79	$13.70

Total Return (%) (b)	9.21	32.75	17.27	(2.24)	25.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.62	0.60	0.61
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.61	0.60	0.60
Ratio of net investment income to average net assets (%)	1.02	0.79	1.10	0.76	0.82
Portfolio turnover rate (%)	17	16	11	24	22
Net assets, end of period (in millions)	$105.2	$103.3	$71.4	$62.7	$41.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to return of capital adjustments and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$203,042

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,253,556

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(225,972)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,667

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$154,365,206	$0	$172,111,105

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2014 were $2,303,675.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $234,294.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$13,838,966	$11,678,054	$37,782,266	$19,089,199	$51,621,232	$30,767,253

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,178,456	$56,282,916	$292,492,475	$—	$362,953,847

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-20

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the MetLife Mid Cap Stock Index Portfolio and Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-23

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-24

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-25

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-26

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Mid Cap Stock Index Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2014. The Board noted that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2014 and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 13.36%, 13.10%, 13.26%, and 13.20%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 13.69%. Since its inception on November 12, 2014, the class G shares of the MetLife Stock Index Portfolio returned 1.22%. The Portfolio’s benchmark, the S&P 500 Index, returned 1.25% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2014, driven by accommodative monetary policies by central banks around the world, strong corporate earnings, and an improving global economy. The year started on a negative note as investors remained concerned about additional Federal Reserve tapering, pressure on emerging market currencies and deteriorating situations in Ukraine, Thailand and Venezuela. Equity indexes recovered in the following months driven by strong earnings and increased corporate activity. During the third quarter, equity markets were volatile as escalating tensions between Israel and Hamas, stalling Iran nuclear talks, and further U.S. and European Union sanctions against Russia contrasted with continued easing policies by central banks around the world and stronger macroeconomic data. Equity markets declined again in October as investors continued to worry about faltering global growth, particularly in Europe and China. Growing protests in Hong Kong and continued fears about the spread of the Ebola virus also weighed on the markets. Equity markets rallied in the fourth quarter as the Bank of Japan unexpectedly expanded its economic stimulus, the People’s Bank of China cut interest rates for the first time in two years, and the European Central Bank Chairman, Mr. Draghi, said the bank was ready to increase quantitative easing if necessary. Better than expected U.S. employment, U.S. retail sales and consumer confidence also contributed to positive performance. Equity markets were mixed in December as oil prices dropped significantly, the Russian ruble reached record lows, and political uncertainty continued in Greece.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that there had been a substantial improvement in the outlook for the labor market since the inception of its asset purchase program. Also, the Committee had continued to see sufficient underlying strength in the broader economy. Accordingly, the Committee had decided to conclude its asset purchase program in October.

Nine of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. Utilities (2.9% beginning weight in the benchmark), up 29.0%, was the best-performing sector. Health Care (13.0% beginning weight), up 25.3%, and Information Technology (18.6% beginning weight), up 20.5%, were the next best-performing sectors. The worst performing sector was Energy (10.3% beginning weight), down 7.7%.

The stocks with the largest positive impact on the benchmark return for the year were Apple, up 40.6%; Microsoft, up 27.5%; and Berkshire Hathaway, up 26.6%. The stocks with the largest negative impact were Amazon.com, down 22.2%; IBM, down 12.4%; and Exxon Mobil, down 6.1%.

Factors that can impact stock prices include developments in the Fed’s interest rate policy, corporate earnings, geopolitical concerns, energy prices, employment data and the value of the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Porfolio
Class A	13.36	15.16	7.42	—
Class B	13.10	14.88	7.15	—
Class D	13.26	15.05	—	18.81
Class E	13.20	14.98	7.25	—
Class G	—	—	—	1.22
S&P 500 Index	13.69	15.45	7.67	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09. 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Apple, Inc.	3.5
Exxon Mobil Corp.	2.1
Microsoft Corp.	2.1
Johnson & Johnson	1.6
Berkshire Hathaway, Inc.- Class B	1.5
Wells Fargo & Co.	1.4
General Electric Co.	1.4
Procter & Gamble Co. (The)	1.3
JPMorgan Chase & Co.	1.3
Chevron Corp.	1.1

Top Sectors

% of Net Assets
Information Technology	19.4
Financials	17.0
Health Care	14.1
Consumer Discretionary	12.0
Industrials	10.3
Consumer Staples	9.7
Energy	8.3
Utilities	3.2
Materials	3.1
Telecommunication Services	2.3

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.27%	$1,000.00	$1,059.60	$1.40
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38
Class B(a)	Actual	0.52%	$1,000.00	$1,058.40	$2.70
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65
Class D(a)	Actual	0.36%	$1,000.00	$1,059.30	$1.87
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84
Class E(a)	Actual	0.42%	$1,000.00	$1,058.80	$2.18
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14
Class G(a)(b)	Actual	0.57%	$1,000.00	$1,012.20	$0.79
	Hypothetical*	0.57%	$1,000.00	$1,006.07	$0.78

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days for Class A, Class B, Class D, and Class E, and 50 days for Class G) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) Commencement of operations was November 12, 2014.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Boeing Co. (The)	238,122	$30,951,098
General Dynamics Corp.	113,066	15,560,143
Honeywell International, Inc.	281,142	28,091,709
L-3 Communications Holdings, Inc.	30,575	3,858,871
Lockheed Martin Corp.	96,443	18,572,028
Northrop Grumman Corp.	72,547	10,692,702
Precision Castparts Corp.	51,190	12,330,647
Raytheon Co.	110,749	11,979,719
Rockwell Collins, Inc.	47,747	4,033,667
Textron, Inc.	99,141	4,174,827
United Technologies Corp.	304,498	35,017,270

		175,262,681

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc. (a)	52,537	3,934,496
Expeditors International of Washington, Inc.	69,325	3,092,588
FedEx Corp.	94,606	16,429,278
United Parcel Service, Inc. - Class B	250,332	27,829,409

		51,285,771

Airlines—0.4%
Delta Air Lines, Inc.	300,582	14,785,629
Southwest Airlines Co.	243,766	10,316,177

		25,101,806

Auto Components—0.4%
BorgWarner, Inc.	81,660	4,487,217
Delphi Automotive plc	106,335	7,732,681
Goodyear Tire & Rubber Co. (The)	98,607	2,817,202
Johnson Controls, Inc.	239,257	11,565,684

		26,602,784

Automobiles—0.7%
Ford Motor Co.	1,382,233	21,424,612
General Motors Co.	484,709	16,921,191
Harley-Davidson, Inc.	76,953	5,071,972

		43,417,775

Banks—6.0%
Bank of America Corp.	3,776,921	67,569,117
BB&T Corp.	258,690	10,060,454
Citigroup, Inc.	1,088,023	58,872,925
Comerica, Inc.	64,533	3,022,726
Fifth Third Bancorp	295,937	6,029,716
Huntington Bancshares, Inc.	292,506	3,077,163
JPMorgan Chase & Co.	1,342,549	84,016,716
KeyCorp	311,135	4,324,777
M&T Bank Corp. (a)	47,447	5,960,292
PNC Financial Services Group, Inc. (The)	188,985	17,241,102
Regions Financial Corp.	494,352	5,220,357
SunTrust Banks, Inc.	187,277	7,846,906
U.S. Bancorp	642,647	28,886,983
Wells Fargo & Co.	1,695,425	92,943,198
Zions Bancorporation	72,881	2,077,837

		397,150,269

Beverages—2.1%
Brown-Forman Corp. - Class B	56,190	4,935,730
Coca-Cola Co. (The)	1,415,782	59,774,316
Coca-Cola Enterprises, Inc.	79,871	3,531,896
Constellation Brands, Inc. - Class A (b)	60,264	5,916,117
Dr Pepper Snapple Group, Inc.	69,821	5,004,769
Molson Coors Brewing Co. - Class B	57,229	4,264,705
Monster Beverage Corp. (b)	51,777	5,610,038
PepsiCo, Inc.	537,497	50,825,716

		139,863,287

Biotechnology—2.9%
Alexion Pharmaceuticals, Inc. (b)	71,214	13,176,726
Amgen, Inc.	273,190	43,516,435
Biogen Idec, Inc. (b)	84,814	28,790,112
Celgene Corp. (b)	286,850	32,087,041
Gilead Sciences, Inc. (b)	541,828	51,072,707
Regeneron Pharmaceuticals, Inc. (a) (b)	26,654	10,934,804
Vertex Pharmaceuticals, Inc. (b)	86,382	10,262,182

		189,840,007

Building Products—0.1%
Allegion plc	34,380	1,906,715
Masco Corp.	127,948	3,224,289

		5,131,004

Capital Markets—2.3%
Affiliated Managers Group, Inc. (b)	19,959	4,236,098
Ameriprise Financial, Inc.	66,274	8,764,737
Bank of New York Mellon Corp. (The)	404,292	16,402,126
BlackRock, Inc.	45,749	16,358,012
Charles Schwab Corp. (The)	412,684	12,458,930
E*Trade Financial Corp. (b)	103,725	2,515,850
Franklin Resources, Inc.	140,818	7,797,093
Goldman Sachs Group, Inc. (The)	145,474	28,197,225
Invesco, Ltd.	154,729	6,114,890
Legg Mason, Inc.	36,064	1,924,736
Morgan Stanley	548,332	21,275,282
Northern Trust Corp.	79,505	5,358,637
State Street Corp.	149,941	11,770,368
T. Rowe Price Group, Inc.	93,158	7,998,546

		151,172,530

Chemicals—2.3%
Air Products & Chemicals, Inc.	69,078	9,963,120
Airgas, Inc.	24,146	2,781,136
CF Industries Holdings, Inc.	17,862	4,868,110
Dow Chemical Co. (The)	397,876	18,147,124
E.I. du Pont de Nemours & Co.	325,365	24,057,488
Eastman Chemical Co.	53,343	4,046,600
Ecolab, Inc.	97,006	10,139,067
FMC Corp.	47,862	2,729,570
International Flavors & Fragrances, Inc.	29,081	2,947,650
LyondellBasell Industries NV - Class A	149,244	11,848,481
Monsanto Co.	173,852	20,770,099
Mosaic Co. (The)	113,352	5,174,519

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
PPG Industries, Inc.	49,287	$11,392,690
Praxair, Inc.	104,645	13,557,806
Sherwin-Williams Co. (The)	29,306	7,708,650
Sigma-Aldrich Corp.	42,773	5,871,450

		156,003,560

Commercial Services & Supplies—0.4%
ADT Corp. (The) (a)	62,680	2,270,896
Cintas Corp. (a)	34,870	2,735,203
Pitney Bowes, Inc.	72,184	1,759,124
Republic Services, Inc.	90,659	3,649,025
Stericycle, Inc. (b)	30,500	3,997,940
Tyco International plc	150,289	6,591,676
Waste Management, Inc.	152,947	7,849,240

		28,853,104

Communications Equipment—1.7%
Cisco Systems, Inc.	1,836,515	51,082,665
F5 Networks, Inc. (b)	26,499	3,457,192
Harris Corp.	37,563	2,697,775
Juniper Networks, Inc.	138,265	3,086,075
Motorola Solutions, Inc.	76,079	5,103,379
QUALCOMM, Inc.	597,113	44,383,409

		109,810,495

Construction & Engineering—0.1%
Fluor Corp.	56,106	3,401,707
Jacobs Engineering Group, Inc. (b)	46,887	2,095,380
Quanta Services, Inc. (b)	78,180	2,219,530

		7,716,617

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	22,227	2,452,083
Vulcan Materials Co.	47,300	3,109,029

		5,561,112

Consumer Finance—0.9%
American Express Co.	319,574	29,733,165
Capital One Financial Corp.	199,674	16,483,089
Discover Financial Services	162,865	10,666,029
Navient Corp.	147,327	3,183,736

		60,066,019

Containers & Packaging—0.2%
Avery Dennison Corp.	32,718	1,697,410
Ball Corp.	49,175	3,352,260
MeadWestvaco Corp.	59,875	2,657,851
Owens-Illinois, Inc. (b)	59,226	1,598,510
Sealed Air Corp.	75,836	3,217,721

		12,523,752

Distributors—0.1%
Genuine Parts Co.	54,898	5,850,480

Diversified Consumer Services—0.1%
H&R Block, Inc.	98,824	3,328,392

Diversified Financial Services—2.1%
Berkshire Hathaway, Inc. - Class B (b)	654,917	98,335,788
CME Group, Inc.	113,716	10,080,923
Intercontinental Exchange, Inc.	40,478	8,876,421
Leucadia National Corp.	113,794	2,551,261
McGraw Hill Financial, Inc.	97,508	8,676,262
Moody’s Corp.	65,927	6,316,466
NASDAQ OMX Group, Inc. (The)	42,151	2,021,562

		136,858,683

Diversified Telecommunication Services—2.3%
AT&T, Inc.	1,862,880	62,574,139
CenturyLink, Inc.	204,965	8,112,515
Frontier Communications Corp. (a)	359,891	2,400,473
Level 3 Communications, Inc. (b)	100,146	4,945,209
Verizon Communications, Inc.	1,490,349	69,718,526
Windstream Holdings, Inc.	216,478	1,783,779

		149,534,641

Electric Utilities—1.8%
American Electric Power Co., Inc.	175,707	10,668,929
Duke Energy Corp.	254,019	21,220,747
Edison International	117,013	7,662,011
Entergy Corp.	64,819	5,670,366
Exelon Corp.	308,671	11,445,521
FirstEnergy Corp.	151,125	5,892,364
NextEra Energy, Inc.	156,760	16,662,020
Northeast Utilities	113,776	6,089,292
Pepco Holdings, Inc.	90,470	2,436,357
Pinnacle West Capital Corp.	39,667	2,709,653
PPL Corp.	238,856	8,677,638
Southern Co. (The) (a)	323,162	15,870,486
Xcel Energy, Inc.	181,614	6,523,575

		121,528,959

Electrical Equipment—0.6%
AMETEK, Inc.	88,325	4,648,545
Eaton Corp. plc	170,450	11,583,782
Emerson Electric Co.	249,115	15,377,869
Rockwell Automation, Inc.	48,761	5,422,223

		37,032,419

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	111,142	5,980,551
Corning, Inc.	460,368	10,556,238
FLIR Systems, Inc.	50,600	1,634,886
TE Connectivity, Ltd.	146,055	9,237,979

		27,409,654

Energy Equipment & Services—1.3%
Baker Hughes, Inc.	155,395	8,712,998
Cameron International Corp. (b)	70,911	3,542,004
Diamond Offshore Drilling, Inc. (a)	24,135	885,996

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Ensco plc - Class A (a)	84,150	$2,520,293
FMC Technologies, Inc. (b)	83,984	3,933,811
Halliburton Co.	304,360	11,970,479
Helmerich & Payne, Inc.	38,879	2,621,222
Nabors Industries, Ltd.	103,950	1,349,271
National Oilwell Varco, Inc.	154,638	10,133,428
Noble Corp. plc (a)	90,493	1,499,469
Schlumberger, Ltd.	462,145	39,471,804
Transocean, Ltd. (a)	122,291	2,241,594

		88,882,369

Food & Staples Retailing—2.5%
Costco Wholesale Corp.	157,220	22,285,935
CVS Health Corp.	411,717	39,652,464
Kroger Co. (The)	176,372	11,324,846
Safeway, Inc.	82,746	2,906,040
Sysco Corp.	211,135	8,379,948
Wal-Mart Stores, Inc.	567,219	48,712,768
Walgreens Boots Alliance, Inc.	312,404	23,805,185
Whole Foods Market, Inc.	129,201	6,514,314

		163,581,500

Food Products—1.6%
Archer-Daniels-Midland Co.	231,212	12,023,024
Campbell Soup Co. (a)	64,339	2,830,916
ConAgra Foods, Inc.	152,574	5,535,385
General Mills, Inc.	216,832	11,563,651
Hershey Co. (The)	53,147	5,523,568
Hormel Foods Corp.	48,255	2,514,085
J.M. Smucker Co. (The)	36,567	3,692,536
Kellogg Co.	90,531	5,924,349
Keurig Green Mountain, Inc.	43,639	5,777,585
Kraft Foods Group, Inc.	211,473	13,250,898
McCormick & Co., Inc. (a)	46,381	3,446,108
Mead Johnson Nutrition Co.	72,558	7,294,981
Mondelez International, Inc. - Class A	603,334	21,916,108
Tyson Foods, Inc. - Class A	105,236	4,218,911

		105,512,105

Gas Utilities—0.0%
AGL Resources, Inc.	42,944	2,340,877

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	540,796	24,346,636
Baxter International, Inc.	194,648	14,265,752
Becton Dickinson & Co.	68,948	9,594,804
Boston Scientific Corp. (b)	476,401	6,312,313
C.R. Bard, Inc.	26,900	4,482,078
CareFusion Corp. (b)	73,236	4,345,824
Covidien plc	162,615	16,632,262
DENTSPLY International, Inc.	50,829	2,707,661
Edwards Lifesciences Corp. (b)	38,419	4,893,812
Intuitive Surgical, Inc. (b)	13,020	6,886,799
Medtronic, Inc. (a)	353,512	25,523,566
St. Jude Medical, Inc.	102,684	6,677,540

Health Care Equipment & Supplies—(Continued)
Stryker Corp.	107,339	10,125,288
Varian Medical Systems, Inc. (a) (b)	35,907	3,106,315
Zimmer Holdings, Inc.	60,823	6,898,545

		146,799,195

Health Care Providers & Services—2.3%
Aetna, Inc.	126,311	11,220,206
AmerisourceBergen Corp.	74,615	6,727,288
Anthem, Inc.	96,948	12,183,455
Cardinal Health, Inc.	118,863	9,595,810
Cigna Corp.	93,945	9,667,880
DaVita HealthCare Partners, Inc. (b)	61,744	4,676,491
Express Scripts Holding Co. (b)	263,579	22,317,234
Humana, Inc.	55,070	7,909,704
Laboratory Corp. of America Holdings (b)	30,348	3,274,549
McKesson Corp.	83,279	17,287,055
Patterson Cos., Inc. (a)	30,738	1,478,498
Quest Diagnostics, Inc. (a)	51,908	3,480,951
Tenet Healthcare Corp. (a) (b)	35,296	1,788,448
UnitedHealth Group, Inc.	344,703	34,846,026
Universal Health Services, Inc. - Class B	32,701	3,638,313

		150,091,908

Health Care Technology—0.1%
Cerner Corp. (b)	109,147	7,057,445

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	161,763	7,332,717
Chipotle Mexican Grill, Inc. (b)	11,139	7,624,757
Darden Restaurants, Inc. (a)	47,639	2,793,075
Marriott International, Inc. - Class A	76,326	5,955,718
McDonald’s Corp.	349,521	32,750,118
Royal Caribbean Cruises, Ltd.	59,979	4,944,069
Starbucks Corp.	268,748	22,050,773
Starwood Hotels & Resorts Worldwide, Inc.	64,134	5,199,343
Wyndham Worldwide Corp.	44,269	3,796,509
Wynn Resorts, Ltd.	29,093	4,327,875
Yum! Brands, Inc.	157,123	11,446,410

		108,221,364

Household Durables—0.4%
DR Horton, Inc.	119,154	3,013,405
Garmin, Ltd. (a)	43,267	2,285,796
Harman International Industries, Inc.	24,607	2,625,813
Leggett & Platt, Inc. (a)	49,427	2,106,084
Lennar Corp. - Class A (a)	64,129	2,873,620
Mohawk Industries, Inc. (b)	22,254	3,457,381
Newell Rubbermaid, Inc.	97,363	3,708,557
PulteGroup, Inc.	119,843	2,571,831
Whirlpool Corp.	27,967	5,418,327

		28,060,814

Household Products—2.0%
Clorox Co. (The)	46,474	4,843,056
Colgate-Palmolive Co.	307,684	21,288,656

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Kimberly-Clark Corp.	133,765	$15,455,208
Procter & Gamble Co. (The)	970,450	88,398,290

		129,985,210

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	235,599	3,244,198
NRG Energy, Inc.	121,429	3,272,512

		6,516,710

Industrial Conglomerates—2.3%
3M Co.	230,147	37,817,755
Danaher Corp.	219,560	18,818,488
General Electric Co.	3,606,594	91,138,630
Roper Industries, Inc.	35,971	5,624,066

		153,398,939

Insurance—2.8%
ACE, Ltd.	119,142	13,687,033
Aflac, Inc.	161,825	9,885,889
Allstate Corp. (The)	150,637	10,582,249
American International Group, Inc.	502,770	28,160,148
Aon plc	102,405	9,711,066
Assurant, Inc.	25,232	1,726,626
Chubb Corp. (The)	84,691	8,762,978
Cincinnati Financial Corp.	52,844	2,738,905
Genworth Financial, Inc. - Class A (b)	178,372	1,516,162
Hartford Financial Services Group, Inc. (The)	154,963	6,460,407
Lincoln National Corp.	93,302	5,380,726
Loews Corp.	107,497	4,517,024
Marsh & McLennan Cos., Inc.	194,260	11,119,442
MetLife, Inc. (c)	408,003	22,068,882
Principal Financial Group, Inc.	98,086	5,094,587
Progressive Corp. (The)	192,105	5,184,914
Prudential Financial, Inc.	164,488	14,879,585
Torchmark Corp.	46,201	2,502,708
Travelers Cos., Inc. (The)	119,019	12,598,161
Unum Group	90,501	3,156,675
XL Group plc	92,678	3,185,343

		182,919,510

Internet & Catalog Retail—1.2%
Amazon.com, Inc. (b)	136,355	42,317,774
Expedia, Inc.	35,449	3,025,927
Netflix, Inc. (a) (b)	21,637	7,391,415
Priceline Group, Inc. (The) (b)	18,804	21,440,509
TripAdvisor, Inc. (a) (b)	40,038	2,989,237

		77,164,862

Internet Software & Services—3.2%
Akamai Technologies, Inc. (b)	63,925	4,024,718
eBay, Inc. (b)	406,032	22,786,516
Facebook, Inc. - Class A (b)	750,929	58,587,480
Google, Inc. - Class A (b)	102,373	54,325,256
Google, Inc. - Class C (b) (d)	102,278	53,839,139
VeriSign, Inc. (a) (b)	39,140	2,230,980

Internet Software & Services—(Continued)
Yahoo!, Inc. (b)	316,419	15,982,324

		211,776,413

IT Services—3.3%
Accenture plc - Class A	225,365	20,127,348
Alliance Data Systems Corp. (b)	22,957	6,566,850
Automatic Data Processing, Inc.	173,128	14,433,681
Cognizant Technology Solutions Corp. - Class A (b)	218,689	11,516,163
Computer Sciences Corp.	50,456	3,181,251
Fidelity National Information Services, Inc.	101,907	6,338,615
Fiserv, Inc. (b)	87,619	6,218,320
International Business Machines Corp.	330,551	53,033,603
MasterCard, Inc. - Class A	351,935	30,322,720
Paychex, Inc.	117,276	5,414,633
Teradata Corp. (a) (b)	54,949	2,400,172
Total System Services, Inc.	59,420	2,017,903
Visa, Inc. - Class A (a)	175,414	45,993,551
Western Union Co. (The) (a)	187,698	3,361,671
Xerox Corp.	385,384	5,341,422

		216,267,903

Leisure Products—0.1%
Hasbro, Inc. (a)	40,624	2,233,914
Mattel, Inc.	121,687	3,765,604

		5,999,518

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	119,779	4,903,752
PerkinElmer, Inc.	40,570	1,774,126
Thermo Fisher Scientific, Inc.	143,667	18,000,039
Waters Corp. (b)	29,908	3,371,230

		28,049,147

Machinery—1.5%
Caterpillar, Inc.	217,426	19,901,002
Cummins, Inc.	61,020	8,797,253
Deere & Co. (a)	128,724	11,388,212
Dover Corp.	59,389	4,259,379
Flowserve Corp.	48,954	2,928,918
Illinois Tool Works, Inc.	129,170	12,232,399
Ingersoll-Rand plc	95,343	6,043,793
Joy Global, Inc. (a)	35,259	1,640,248
PACCAR, Inc.	127,174	8,649,104
Pall Corp.	38,261	3,872,396
Parker-Hannifin Corp.	53,385	6,883,996
Pentair plc	67,086	4,455,852
Snap-on, Inc.	20,869	2,853,627
Stanley Black & Decker, Inc.	56,261	5,405,557
Xylem, Inc.	65,319	2,486,694

		101,798,430

Media—3.5%
Cablevision Systems Corp. - Class A (a)	78,618	1,622,675
CBS Corp. - Class B	171,244	9,476,643

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Comcast Corp. - Class A	925,262	$53,674,449
DIRECTV (b)	180,375	15,638,512
Discovery Communications, Inc. - Class A (b)	53,329	1,837,184
Discovery Communications, Inc. - Class C (b)	98,145	3,309,449
Gannett Co., Inc.	81,105	2,589,683
Interpublic Group of Cos., Inc. (The)	150,204	3,119,737
News Corp. - Class A (b)	179,164	2,811,083
Omnicom Group, Inc.	89,132	6,905,056
Scripps Networks Interactive, Inc. - Class A (a)	36,440	2,742,839
Time Warner Cable, Inc.	100,738	15,318,220
Time Warner, Inc.	301,137	25,723,123
Twenty-First Century Fox, Inc. - Class A	665,948	25,575,733
Viacom, Inc. - Class B	132,675	9,983,794
Walt Disney Co. (The)	560,284	52,773,150

		233,101,330

Metals & Mining—0.4%
Alcoa, Inc.	423,367	6,684,965
Allegheny Technologies, Inc.	39,040	1,357,421
Freeport-McMoRan, Inc.	373,193	8,717,789
Newmont Mining Corp.	179,139	3,385,727
Nucor Corp.	114,567	5,619,511

		25,765,413

Multi-Utilities—1.2%
Ameren Corp.	87,140	4,019,768
CenterPoint Energy, Inc.	154,358	3,616,608
CMS Energy Corp.	98,785	3,432,779
Consolidated Edison, Inc. (a)	105,189	6,943,526
Dominion Resources, Inc.	209,708	16,126,545
DTE Energy Co.	63,565	5,490,109
Integrys Energy Group, Inc.	28,718	2,235,696
NiSource, Inc.	113,381	4,809,622
PG&E Corp.	170,625	9,084,075
Public Service Enterprise Group, Inc.	181,742	7,525,936
SCANA Corp. (a)	51,196	3,092,239
Sempra Energy	83,013	9,244,328
TECO Energy, Inc.	84,288	1,727,061
Wisconsin Energy Corp. (a)	80,993	4,271,571

		81,619,863

Multiline Retail—0.7%
Dollar General Corp. (b)	108,974	7,704,462
Dollar Tree, Inc. (b)	73,859	5,198,196
Family Dollar Stores, Inc.	34,497	2,732,507
Kohl’s Corp. (a)	72,550	4,428,452
Macy’s, Inc.	124,008	8,153,526
Nordstrom, Inc.	50,561	4,014,038
Target Corp.	228,762	17,365,324

		49,596,505

Oil, Gas & Consumable Fuels—7.0%
Anadarko Petroleum Corp.	181,889	15,005,842
Apache Corp.	135,211	8,473,673
Cabot Oil & Gas Corp.	148,333	4,392,140

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. (a)	186,319	3,646,263
Chevron Corp.	678,935	76,162,928
Cimarex Energy Co.	31,335	3,321,510
ConocoPhillips	442,075	30,529,699
CONSOL Energy, Inc.	82,667	2,794,971
Denbury Resources, Inc. (a)	126,620	1,029,421
Devon Energy Corp.	138,110	8,453,713
EOG Resources, Inc.	196,814	18,120,665
EQT Corp.	54,412	4,118,988
Exxon Mobil Corp.	1,520,806	140,598,515
Hess Corp.	91,267	6,737,330
Kinder Morgan, Inc. (a)	610,230	25,818,831
Marathon Oil Corp.	242,385	6,857,072
Marathon Petroleum Corp.	100,630	9,082,864
Murphy Oil Corp.	59,921	3,027,209
Newfield Exploration Co. (b)	49,284	1,336,582
Noble Energy, Inc.	129,424	6,138,580
Occidental Petroleum Corp.	278,490	22,449,079
ONEOK, Inc.	74,773	3,722,948
Phillips 66	198,791	14,253,315
Pioneer Natural Resources Co.	53,476	7,959,903
QEP Resources, Inc.	59,523	1,203,555
Range Resources Corp.	60,588	3,238,429
Southwestern Energy Co. (b)	126,819	3,460,891
Spectra Energy Corp.	240,985	8,747,755
Tesoro Corp. (a)	45,340	3,371,029
Valero Energy Corp.	187,202	9,266,499
Williams Cos., Inc. (The)	241,602	10,857,594

		464,177,793

Paper & Forest Products—0.1%
International Paper Co.	152,138	8,151,554

Personal Products—0.1%
Avon Products, Inc. (a)	156,104	1,465,816
Estee Lauder Cos., Inc. (The) - Class A	80,438	6,129,376

		7,595,192

Pharmaceuticals—6.2%
AbbVie, Inc.	572,212	37,445,553
Actavis plc (b)	95,195	24,504,145
Allergan, Inc.	106,989	22,744,792
Bristol-Myers Squibb Co.	595,740	35,166,532
Eli Lilly & Co.	351,896	24,277,305
Hospira, Inc. (b)	60,768	3,722,040
Johnson & Johnson	1,005,284	105,122,548
Mallinckrodt plc (a) (b)	41,761	4,135,592
Merck & Co., Inc.	1,023,874	58,145,804
Mylan, Inc. (b)	134,418	7,577,143
Perrigo Co. plc	50,555	8,450,774
Pfizer, Inc.	2,262,844	70,487,591
Zoetis, Inc.	180,047	7,747,422

		409,527,241

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.2%
Dun & Bradstreet Corp. (The)	12,897	$1,560,021
Equifax, Inc.	43,308	3,502,318
Nielsen NV	116,331	5,203,486
Robert Half International, Inc.	48,816	2,849,878

		13,115,703

Real Estate Investment Trusts—2.3%
American Tower Corp.	142,387	14,074,955
Apartment Investment & Management Co. - Class A	52,508	1,950,672
AvalonBay Communities, Inc.	47,410	7,746,320
Boston Properties, Inc.	54,985	7,076,020
Crown Castle International Corp.	119,903	9,436,366
Equity Residential	130,140	9,349,258
Essex Property Trust, Inc.	22,965	4,744,569
General Growth Properties, Inc.	225,368	6,339,602
HCP, Inc.	164,941	7,262,352
Health Care REIT, Inc.	117,682	8,904,997
Host Hotels & Resorts, Inc.	271,986	6,465,107
Iron Mountain, Inc.	66,965	2,588,867
Kimco Realty Corp.	147,760	3,714,686
Macerich Co. (The)	50,537	4,215,291
Plum Creek Timber Co., Inc.	63,170	2,703,044
Prologis, Inc.	179,568	7,726,811
Public Storage	52,108	9,632,164
Simon Property Group, Inc.	111,616	20,326,390
Ventas, Inc. (a)	105,702	7,578,833
Vornado Realty Trust	62,704	7,380,888
Weyerhaeuser Co.	188,322	6,758,877

		155,976,069

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	100,419	3,439,351

Road & Rail—1.0%
CSX Corp.	357,491	12,951,899
Kansas City Southern	39,635	4,836,659
Norfolk Southern Corp.	111,134	12,181,398
Ryder System, Inc.	19,049	1,768,699
Union Pacific Corp.	319,315	38,039,996

		69,778,651

Semiconductors & Semiconductor Equipment—2.4%
Altera Corp.	109,473	4,043,933
Analog Devices, Inc.	111,767	6,205,304
Applied Materials, Inc.	437,579	10,904,469
Avago Technologies, Ltd.	90,827	9,136,288
Broadcom Corp. - Class A	193,478	8,383,402
First Solar, Inc. (b)	26,992	1,203,708
Intel Corp.	1,736,462	63,016,206
KLA-Tencor Corp.	59,071	4,153,873
Lam Research Corp.	57,090	4,529,521
Linear Technology Corp.	85,667	3,906,415
Microchip Technology, Inc. (a)	72,175	3,255,814
Micron Technology, Inc. (b)	385,525	13,497,230

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp. (a)	185,447	3,718,212
Texas Instruments, Inc.	379,364	20,282,696
Xilinx, Inc.	94,977	4,111,554

		160,348,625

Software—3.8%
Adobe Systems, Inc. (b)	170,163	12,370,850
Autodesk, Inc. (b)	81,713	4,907,683
CA, Inc.	115,045	3,503,120
Citrix Systems, Inc. (b)	57,812	3,688,406
Electronic Arts, Inc. (b)	111,670	5,250,165
Intuit, Inc.	102,545	9,453,623
Microsoft Corp.	2,960,372	137,509,279
Oracle Corp.	1,161,778	52,245,157
Red Hat, Inc. (b)	67,455	4,663,839
Salesforce.com, Inc. (b)	210,756	12,499,938
Symantec Corp.	247,862	6,358,900

		252,450,960

Specialty Retail—2.4%
AutoNation, Inc. (b)	26,819	1,620,136
AutoZone, Inc. (b)	11,508	7,124,718
Bed Bath & Beyond, Inc. (a) (b)	66,527	5,067,361
Best Buy Co., Inc.	104,557	4,075,632
CarMax, Inc. (a) (b)	77,358	5,150,496
GameStop Corp. - Class A (a)	38,972	1,317,254
Gap, Inc. (The)	95,838	4,035,738
Home Depot, Inc. (The)	473,290	49,681,251
L Brands, Inc.	88,297	7,642,105
Lowe’s Cos., Inc.	349,414	24,039,683
O’Reilly Automotive, Inc. (a) (b)	36,434	7,017,917
PetSmart, Inc.	35,703	2,902,475
Ross Stores, Inc.	75,360	7,103,434
Staples, Inc. (a)	229,781	4,163,632
Tiffany & Co. (a)	40,417	4,318,961
TJX Cos., Inc. (The)	247,414	16,967,652
Tractor Supply Co.	48,822	3,848,150
Urban Outfitters, Inc. (a) (b)	35,932	1,262,291

		157,338,886

Technology Hardware, Storage & Peripherals—4.7%
Apple, Inc.	2,106,323	232,495,933
EMC Corp.	730,825	21,734,735
Hewlett-Packard Co.	670,261	26,897,574
NetApp, Inc.	111,942	4,639,996
SanDisk Corp.	79,245	7,764,425
Seagate Technology plc	117,526	7,815,479
Western Digital Corp.	78,400	8,678,880

		310,027,022

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	98,976	3,717,539
Fossil Group, Inc. (b)	16,145	1,787,897
Michael Kors Holdings, Ltd. (b)	73,952	5,553,795
NIKE, Inc. - Class B	250,619	24,097,017

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
PVH Corp.	29,591	$3,792,678
Ralph Lauren Corp.	21,734	4,024,267
Under Armour, Inc. - Class A (a) (b)	59,863	4,064,698
VF Corp.	124,083	9,293,817

		56,331,708

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	172,811	1,748,847
People’s United Financial, Inc. (a)	110,605	1,678,984

		3,427,831

Tobacco—1.4%
Altria Group, Inc.	709,837	34,973,669
Lorillard, Inc.	129,299	8,138,079
Philip Morris International, Inc.	558,008	45,449,752
Reynolds American, Inc.	110,668	7,112,632

		95,674,132

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	97,947	4,658,359
United Rentals, Inc. (b)	35,846	3,656,650
Veritiv Corp. (b)	4	208
WW Grainger, Inc. (a)	21,794	5,555,073

		13,870,290

Total Common Stocks (Cost $3,690,252,049)		6,552,644,139

Investment Company Security—0.5%
SPDR S&P 500 ETF Trust (Cost $34,766,217)	174,900	35,941,950

Short-Term Investments—3.6%

Discount Notes—0.5%
Federal Home Loan Bank
0.028%, 01/14/15 (e)	6,825,000	6,824,926
0.070%, 03/03/15 (e)	225,000	224,973
0.085%, 03/06/15 (e)	5,750,000	5,749,127
0.124%, 05/06/15 (e)	3,625,000	3,623,456
0.140%, 03/20/15 (e)	6,925,000	6,922,899

Discount Notes—(Continued)
Federal Home Loan Mortgage Corp. 0.044%, 01/13/15 (e)	2,150,000	2,149,967
Federal National Mortgage Association 0.136%, 05/01/15 (e)	4,200,000	4,198,110

		29,693,458

Mutual Fund—3.1%
State Street Navigator Securities Lending MET Portfolio (f)	205,509,836	205,509,836

Total Short-Term Investments (Cost $235,203,294)		235,203,294

Total Investments—103.0% (Cost $3,960,221,560) (g)		6,823,789,383
Other assets and liabilities (net)—(3.0)%		(197,466,457)

Net Assets—100.0%		$6,626,322,926

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $239,719,555 and the collateral received consisted of cash in the amount of $205,509,836 and non-cash collateral with a value of $42,044,905. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $10,528,000.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $4,093,867,745. The aggregate unrealized appreciation and depreciation of investments were $2,791,754,136 and $(61,832,498), respectively, resulting in net unrealized appreciation of $2,729,921,638 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P 500 Index Futures	03/19/15	68	USD	34,858,684	$32,116

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,552,644,139	$—	$—	$6,552,644,139
Total Investment Company Security	35,941,950	—	—	35,941,950
Short-Term Investments
Discount Notes	—	29,693,458	—	29,693,458
Mutual Fund	205,509,836	—	—	205,509,836
Total Short-Term Investments	205,509,836	29,693,458	—	235,203,294
Total Investments	$6,794,095,925	$29,693,458	$—	$6,823,789,383

Collateral for securities loaned (Liability)	$—	$(205,509,836)	$—	$(205,509,836)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$32,116	$—	$—	$32,116

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$6,801,720,501
Affiliated investments at value (c)	22,068,882
Cash	47,924
Receivable for:
Investments sold	6,139,404
Fund shares sold	455,963
Dividends	9,042,286
Prepaid expenses	16,564

Total Assets	6,839,491,524
Liabilities
Collateral for securities loaned	205,509,836
Payables for:
Fund shares redeemed	4,906,727
Variation margin on futures contracts	413,100
Accrued expenses:
Management fees	1,340,009
Distribution and service fees	464,008
Deferred trustees’ fees	87,196
Other expenses	447,722

Total Liabilities	213,168,598

Net Assets	$6,626,322,926

Net assets consist of:
Paid in surplus	$3,514,318,413
Undistributed net investment income	108,095,615
Accumulated net realized gain	140,308,959
Unrealized appreciation on investments, affiliated investments and futures contracts	2,863,599,939

Net Assets	$6,626,322,926

Net Assets
Class A	$4,295,414,978
Class B	2,025,591,405
Class D	143,544,406
Class E	161,402,300
Class G	369,837
Capital Shares Outstanding*
Class A	92,950,197
Class B	45,285,867
Class D	3,114,026
Class E	3,514,489
Class G	8,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$46.21
Class B	44.73
Class D	46.10
Class E	45.92
Class G	44.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,943,522,433.
(b)	Includes securities loaned at value of $239,719,555.
(c)	Identified cost of affiliated investments was $16,699,127.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$131,990,414
Dividends from affiliated investments	547,325
Interest	20,599
Securities lending income	448,102

Total investment income	133,006,440
Expenses
Management fees	16,061,998
Administration fees	147,662
Custodian and accounting fees	462,972
Distribution and service fees—Class B	4,864,854
Distribution and service fees—Class D	184,488
Distribution and service fees—Class E	241,627
Distribution and service fees—Class G	29
Audit and tax services	39,404
Legal	31,613
Trustees’ fees and expenses	29,744
Shareholder reporting	570,235
Insurance	39,222
Miscellaneous	237,675

Total expenses	22,911,523
Less management fee waiver	(788,720)

Net expenses	22,122,803

Net Investment Income	110,883,637

Net Realized and Unrealized Gain
Net realized gain on:
Investments	265,689,328
Affiliated investments	827,463
Futures contracts	5,848,929

Net realized gain	272,365,720

Net change in unrealized appreciation (depreciation) on:
Investments	424,913,930
Affiliated investments	(781,980)
Futures contracts	(1,300,670)

Net change in unrealized appreciation	422,831,280

Net realized and unrealized gain	695,197,000

Net Increase in Net Assets From Operations	$806,080,637

(a)	Net of foreign withholding taxes of $15,041.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$110,883,637	$105,729,920
Net realized gain	272,365,720	166,412,282
Net change in unrealized appreciation	422,831,280	1,356,659,271

Increase in net assets from operations	806,080,637	1,628,801,473

From Distributions to Shareholders
Net investment income
Class A	(69,375,129)	(67,550,031)
Class B	(29,217,098)	(29,917,484)
Class D	(3,170,591)	(5,247,947)
Class E	(2,526,320)	(2,750,945)
Net realized capital gains
Class A	(101,806,592)	(54,812,025)
Class B	(49,440,809)	(27,452,554)
Class D	(5,057,069)	(4,516,415)
Class E	(4,053,340)	(2,415,049)

Total distributions	(264,646,948)	(194,662,450)

Decrease in net assets from capital share transactions	(305,494,341)	(407,289,730)

Total increase in net assets	235,939,348	1,026,849,293

Net Assets
Beginning of period	6,390,383,578	5,363,534,285

End of period	$6,626,322,926	$6,390,383,578

Undistributed net investment income
End of period	$108,095,615	$104,492,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,308,051	$228,297,870	8,108,154	$305,146,699
Reinvestments	4,190,495	171,181,721	3,491,072	122,362,056
Redemptions	(11,906,916)	(515,809,329)	(15,091,737)	(568,836,283)

Net decrease	(2,408,370)	$(116,329,738)	(3,492,511)	$(141,327,528)

Class B
Sales	3,448,851	$145,918,461	3,428,042	$125,164,623
Reinvestments	1,985,809	78,657,907	1,685,867	57,370,038
Redemptions	(6,867,237)	(289,650,272)	(8,190,042)	(300,578,645)

Net decrease	(1,432,577)	$(65,073,904)	(3,076,133)	$(118,043,984)

Class D
Sales	226,305	$9,802,277	245,811	$9,330,189
Reinvestments	201,757	8,227,660	279,221	9,764,362
Redemptions	(2,907,345)	(125,579,634)	(3,854,105)	(145,744,023)

Net decrease	(2,479,283)	$(107,549,697)	(3,329,073)	$(126,649,472)

Class E
Sales	52,050	$2,246,833	88,994	$3,322,649
Reinvestments	161,901	6,579,660	148,150	5,165,994
Redemptions	(596,794)	(25,737,213)	(792,562)	(29,757,389)

Net decrease	(382,843)	$(16,910,720)	(555,418)	$(21,268,746)

Class G (a)
Sales	8,286	$369,776	0	$0
Redemptions	(1)	(58)	0	0

Net increase	8,285	$369,718	0	$0

Decrease derived from capital shares transactions		$(305,494,341)		$(407,289,730)

(a)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.58	$33.42	$29.60	$29.71	$26.31

Income (Loss) from Investment Operations
Net investment income (a)	0.79	0.71	0.67	0.55	0.49
Net realized and unrealized gain on investments	4.66	9.72	3.95	0.02	3.38

Total from investment operations	5.45	10.43	4.62	0.57	3.87

Less Distributions
Distributions from net investment income	(0.74)	(0.70)	(0.57)	(0.50)	(0.47)
Distributions from net realized capital gains	(1.08)	(0.57)	(0.23)	(0.18)	0.00

Total distributions	(1.82)	(1.27)	(0.80)	(0.68)	(0.47)

Net Asset Value, End of Period	$46.21	$42.58	$33.42	$29.60	$29.71

Total Return (%) (b)	13.36	32.02	15.76	1.84	14.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.27	0.28	0.27	0.27
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.27	0.26	0.27
Ratio of net investment income to average net assets (%)	1.81	1.87	2.08	1.85	1.82
Portfolio turnover rate (%)	12	12	12	11	12
Net assets, end of period (in millions)	$4,295.4	$4,059.9	$3,303.3	$2,925.8	$3,158.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$41.27	$32.43	$28.76	$28.89	$25.61

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.60	0.57	0.47	0.41
Net realized and unrealized gain on investments	4.52	9.43	3.83	0.02	3.29

Total from investment operations	5.18	10.03	4.40	0.49	3.70

Less Distributions
Distributions from net investment income	(0.64)	(0.62)	(0.50)	(0.44)	(0.42)
Distributions from net realized capital gains	(1.08)	(0.57)	(0.23)	(0.18)	0.00

Total distributions	(1.72)	(1.19)	(0.73)	(0.62)	(0.42)

Net Asset Value, End of Period	$44.73	$41.27	$32.43	$28.76	$28.89

Total Return (%) (b)	13.10	31.70	15.43	1.64	14.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.53	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.52	0.51	0.52
Ratio of net investment income to average net assets (%)	1.56	1.62	1.83	1.61	1.57
Portfolio turnover rate (%)	12	12	12	11	12
Net assets, end of period (in millions)	$2,025.6	$1,928.0	$1,615.0	$1,454.7	$1,402.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.46	$33.32	$29.52	$29.63	$26.25

Income (Loss) from Investment Operations
Net investment income (a)	0.73	0.66	0.63	0.52	0.46
Net realized and unrealized gain on investments	4.67	9.71	3.94	0.02	3.37

Total from investment operations	5.40	10.37	4.57	0.54	3.83

Less Distributions
Distributions from net investment income	(0.68)	(0.66)	(0.54)	(0.47)	(0.45)
Distributions from net realized capital gains	(1.08)	(0.57)	(0.23)	(0.18)	0.00

Total distributions	(1.76)	(1.23)	(0.77)	(0.65)	(0.45)

Net Asset Value, End of Period	$46.10	$42.46	$33.32	$29.52	$29.63

Total Return (%) (b)	13.26	31.91	15.62	1.76	14.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.37	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.37	0.36	0.37
Ratio of net investment income to average net assets (%)	1.70	1.77	1.97	1.75	1.71
Portfolio turnover rate (%)	12	12	12	11	12
Net assets, end of period (in millions)	$143.5	$237.5	$297.3	$308.6	$360.5

	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.32	$33.22	$29.44	$29.55	$26.19

Income (Loss) from Investment Operations
Net investment income (a)	0.72	0.65	0.62	0.50	0.44
Net realized and unrealized gain on investments	4.64	9.67	3.92	0.03	3.36

Total from investment operations	5.36	10.32	4.54	0.53	3.80

Less Distributions
Distributions from net investment income	(0.68)	(0.65)	(0.53)	(0.46)	(0.44)
Distributions from net realized capital gains	(1.08)	(0.57)	(0.23)	(0.18)	0.00

Total distributions	(1.76)	(1.22)	(0.76)	(0.64)	(0.44)

Net Asset Value, End of Period	$45.92	$42.32	$33.22	$29.44	$29.55

Total Return (%) (b)	13.20	31.83	15.54	1.71	14.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.42	0.43	0.42	0.42
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.42	0.41	0.42
Ratio of net investment income to average net assets (%)	1.66	1.72	1.92	1.69	1.67
Portfolio turnover rate (%)	12	12	12	11	12
Net assets, end of period (in millions)	$161.4	$164.9	$147.9	$147.0	$180.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Period Ended December 31, 2014(d)
Net Asset Value, Beginning of Period	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.09
Net realized and unrealized gain on investments	0.45

Total from investment operations	0.54

Net Asset Value, End of Period	$44.64

Total Return (%) (b)	1.22	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(f)
Net ratio of expenses to average net assets (%) (c)	0.57	(f)
Ratio of net investment income to average net assets (%)	1.54	(f)
Portfolio turnover rate (%)	12
Net assets, end of period (in millions)	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was November 12, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Class G commenced operations on November 12, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to return of capital adjustments and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$32,116

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$5,848,929

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,300,670)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$18,500

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$763,971,046	$0	$1,217,985,839

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2014 were $16,061,998.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $496,240.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain on shares sold	Income for the period ended December 31, 2014
MetLife, Inc.	429,987	10,424	(32,408)	408,003	$827,463	$547,325

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$122,649,589	$105,466,407	$141,997,359	$89,196,043	$264,646,948	$194,662,450

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$113,709,985	$268,460,086	$2,729,921,639	$—	$3,112,091,710

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-22

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-24

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-25

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-26

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-28

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Stock Index Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-29

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 8.64%, 8.36%, 8.48%, and 8.42%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 13.69% and 5.97%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 10.62%.

MARKET ENVIRONMENT / CONDITIONS

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather conditions and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (the “Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. The European Central Bank cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Within the equity portion of the Portfolio, stock selection within the Health Care sector was a primary detractor from performance relative to the S&P 500 Index. However, there were no securities within this sector that were among the Portfolio’s top relative detractors for the reporting period.

The combination of an underweight position and, to a lesser extent, security selection in the Information Technology sector also detracted from relative performance. Underweight positions in computer and personal electronics maker Apple, semiconductor company Intel, and software giant Microsoft hurt relative performance as all three stocks outperformed the benchmark during the reporting period.

Stocks in other sectors that detracted from relative performance included holdings of iron ore and pellets producer Vale (Brazil) and alcohol drink producer Diageo (United Kingdom). Overweight positions in tobacco company Philip Morris, automotive company General Motors, diversified energy company Nobel Energy and offshore drilling contractor Ensco also held back relative returns. Not holding strong-performing insurance and investment firm Berkshire Hathaway also hurt relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, there were no material factors that negatively impacted performance relative to the Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, overweight positions in defense contractor Lockheed Martin, retailer Kroger, drugstore retailer CVS, tobacco producer Lorillard, communications company Frontier Communications, computer and personal electronics maker Hewlett-Packard and diversified healthcare products company Covidien (United Kingdom) benefited performance relative to the S&P 500 Index. An underweight position in internet search engine Google, and the Portfolio’s avoidance of poor-performing diversified industrial conglomerate General Electric and internet retailer Amazon.com, also helped relative results.

Over the trailing 12 months, the Portfolio increased its weighting to Financials, Health Care and Information Technology while reducing its exposure to Energy, Industrials and Telecom. As December 31, 2014, the Portfolio was overweight Financials, Consumer Staples and Industrials while being underweight Information Technology, Health Care and Energy.

Within the fixed income portion of the Portfolio, positive bond selection and a greater exposure to the Financials sector aided performance relative to the Barclays U.S. Aggregate Bond Index. The fixed income portion of the Portfolio continued to emphasize a conservative, high quality approach. Going into 2015, the three broad themes influencing how we positioned our bond portfolios were (1) the continued expectation of mild upward pressure on U.S. Treasury yields, (2) a more constructive view on valuation in the credit markets, and (3) the potential for elevated fixed income market volatility.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

As of December 31, 2014, the fixed income portion of the Portfolio had a modest overweight to corporate debt and commercial mortgage backed securities (“CMBS”). We have remained overweight credit markets on the view that the carry—the incremental yield over sovereign debt yields—offered by sectors such as corporate bonds may help to deliver better total returns than sovereign bonds. Though U.S. corporate fundamentals are generally solid, leverage has been creeping higher for some companies, so selectivity is still important. Spreads in CMBS looked attractive to us against a backdrop of improving commercial real estate fundamentals. At the same time, the Portfolio was underweight international securities as sluggish growth and disinflation have pushed sovereign yields, especially in core Europe, to unattractive levels and we generally don’t see particularly good value in agency bonds.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	8.64	10.21	6.13	—
Class B	8.36	9.94	5.87	—
Class E	8.48	10.05	5.97	—
Class F	8.42	9.99	—	6.07
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71	—
S&P 500 Index	13.69	15.45	7.67	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E and Class F shares are 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Sectors

% of Net Assets
Financials	14.0
Health Care	7.9
Consumer Staples	7.6
Industrials	7.6
Consumer Discretionary	7.3

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.0
Corporate Bonds & Notes	11.1
Mortgage-Backed Securities	1.9
Asset-Backed Securities	0.7
Foreign Government	0.4

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.4
Wells Fargo & Co.	1.8
Philip Morris International, Inc.	1.5
Johnson & Johnson	1.5
CVS Health Corp.	1.1

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	8.4
Fannie Mae 30 Yr. Pool	5.9
U.S. Treasury Bonds	3.2
Freddie Mac 30 Yr. Gold Pool	2.6
Ginnie Mae II 30 Yr. Pool	1.2

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A	Actual	0.61%	$1,000.00	$1,030.20	$3.12
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B	Actual	0.86%	$1,000.00	$1,028.90	$4.40
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E	Actual	0.76%	$1,000.00	$1,029.50	$3.89
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class F	Actual	0.81%	$1,000.00	$1,029.10	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—60.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.1%
General Dynamics Corp.	16,202	$2,229,719
Honeywell International, Inc.	81,676	8,161,066
Lockheed Martin Corp.	42,310	8,147,637
Northrop Grumman Corp.	21,724	3,201,900
Precision Castparts Corp.	3,563	858,256
United Technologies Corp.	71,758	8,252,170

		30,850,748

Air Freight & Logistics—0.5%
United Parcel Service, Inc. - Class B	44,574	4,955,292

Airlines—0.1%
Copa Holdings S.A. - Class A (a)	6,505	674,178

Auto Components—1.2%
Delphi Automotive plc	56,834	4,132,968
Johnson Controls, Inc.	89,767	4,339,337
Magna International, Inc.	32,699	3,543,189

		12,015,494

Automobiles—0.1%
General Motors Co.	39,305	1,372,138

Banks—6.0%
Bank of America Corp.	156,319	2,796,547
BB&T Corp.	43,606	1,695,837
BOC Hong Kong Holdings, Ltd.	198,500	659,614
Citigroup, Inc.	33,891	1,833,842
HSBC Holdings plc	112,201	1,060,353
JPMorgan Chase & Co.	386,577	24,191,989
PNC Financial Services Group, Inc. (The)	33,153	3,024,548
Sumitomo Mitsui Financial Group, Inc.	53,200	1,922,249
SunTrust Banks, Inc.	22,452	940,739
U.S. Bancorp	88,925	3,997,179
Wells Fargo & Co.	316,935	17,374,377

		59,497,274

Beverages—0.6%
Coca-Cola Co. (The)	28,917	1,220,876
Diageo plc	147,250	4,223,299
Dr Pepper Snapple Group, Inc.	5,564	398,827

		5,843,002

Capital Markets—2.8%
Bank of New York Mellon Corp. (The)	159,517	6,471,605
BlackRock, Inc.	10,322	3,690,734
Franklin Resources, Inc.	76,314	4,225,506
Goldman Sachs Group, Inc. (The)	37,528	7,274,052
Morgan Stanley	50,538	1,960,874
State Street Corp.	56,995	4,474,108

		28,096,879

Chemicals—1.5%
Celanese Corp. - Series A (a)	20,641	1,237,635
E.I. du Pont de Nemours & Co.	20,400	1,508,376

Chemicals—(Continued)
FMC Corp.	10,339	$589,633
LyondellBasell Industries NV - Class A	55,139	4,377,485
PPG Industries, Inc.	27,637	6,388,293
Praxair, Inc.	7,231	936,848

		15,038,270

Commercial Services & Supplies—0.4%
Tyco International plc	80,191	3,517,177

Consumer Finance—0.4%
American Express Co.	15,789	1,469,008
Discover Financial Services	41,724	2,732,505

		4,201,513

Containers & Packaging—0.1%
Crown Holdings, Inc. (b)	20,197	1,028,027

Diversified Financial Services—0.2%
McGraw Hill Financial, Inc.	10,043	893,626
NASDAQ OMX Group, Inc. (The)	31,815	1,525,848

		2,419,474

Diversified Telecommunication Services—1.8%
AT&T, Inc.	45,786	1,537,952
CenturyLink, Inc.	44,418	1,758,064
Frontier Communications Corp. (a)	470,257	3,136,614
TDC A/S	161,790	1,232,945
Telecom Italia S.p.A. - Risparmio Shares	906,374	757,579
Telefonica Brasil S.A. (ADR)	41,972	742,065
Verizon Communications, Inc.	167,165	7,819,979
Windstream Holdings, Inc.	61,385	505,812

		17,491,010

Electric Utilities—0.9%
American Electric Power Co., Inc.	47,175	2,864,466
Duke Energy Corp.	17,533	1,464,707
Edison International	11,176	731,805
PPL Corp.	111,910	4,065,690

		9,126,668

Electrical Equipment—0.3%
Eaton Corp. plc	46,454	3,157,014

Electronic Equipment, Instruments & Components—0.1%
Hoya Corp.	32,100	1,074,739

Energy Equipment & Services—0.5%
Baker Hughes, Inc.	6,358	356,493
Ensco plc - Class A (a)	81,641	2,445,148
Schlumberger, Ltd.	25,654	2,191,108

		4,992,749

Food & Staples Retailing—1.6%
CVS Health Corp.	117,442	11,310,839

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Kroger Co. (The)	76,155	$4,889,913

		16,200,752

Food Products—1.9%
Danone S.A.	36,918	2,428,706
General Mills, Inc.	115,731	6,171,934
Ingredion, Inc.	11,261	955,383
Kellogg Co.	9,021	590,334
Marine Harvest ASA (a)	110,889	1,519,514
Mondelez International, Inc. - Class A	31,776	1,154,263
Nestle S.A.	80,946	5,933,467

		18,753,601

Health Care Equipment & Supplies—1.6%
Abbott Laboratories	119,933	5,399,384
Covidien plc	32,334	3,307,121
Medtronic, Inc. (a)	56,078	4,048,832
St. Jude Medical, Inc.	51,282	3,334,868

		16,090,205

Health Care Providers & Services—0.6%
AmerisourceBergen Corp.	12,477	1,124,926
Express Scripts Holding Co. (b)	43,701	3,700,164
Health Net, Inc. (b)	16,332	874,252

		5,699,342

Hotels, Restaurants & Leisure—0.7%
Hilton Worldwide Holdings, Inc. (b)	31,138	812,390
McDonald’s Corp.	30,511	2,858,881
Wynn Resorts, Ltd.	7,137	1,061,700
Yum! Brands, Inc.	22,954	1,672,199

		6,405,170

Household Products—0.7%
Procter & Gamble Co. (The)	64,254	5,852,897
Reckitt Benckiser Group plc	13,261	1,069,783

		6,922,680

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc.	40,624	1,094,817

Industrial Conglomerates—1.7%
3M Co.	45,067	7,405,409
Danaher Corp.	93,891	8,047,398
Siemens AG	12,252	1,389,502

		16,842,309

Insurance—4.0%
ACE, Ltd.	53,131	6,103,689
American International Group, Inc.	15,161	849,168
Aon plc	42,766	4,055,500
Chubb Corp. (The)	24,897	2,576,093
Delta Lloyd NV	86,665	1,904,701
Everest Re Group, Ltd.	9,367	1,595,200

Insurance—(Continued)
Prudential Financial, Inc.	71,388	$6,457,758
Travelers Cos., Inc. (The)	100,597	10,648,192
Validus Holdings, Ltd.	63,962	2,658,261
Zurich Insurance Group AG (b)	7,811	2,445,958

		39,294,520

Internet Software & Services—0.9%
Facebook, Inc. - Class A (b)	73,713	5,751,088
Google, Inc. - Class A (b)	2,498	1,325,589
Google, Inc. - Class C (b)	2,498	1,314,947

		8,391,624

IT Services—1.8%
Accenture plc - Class A	80,831	7,219,016
Fidelity National Information Services, Inc.	16,524	1,027,793
Fiserv, Inc. (b)	20,148	1,429,903
International Business Machines Corp. (a)	33,856	5,431,857
Visa, Inc. - Class A (a)	11,424	2,995,373

		18,103,942

Leisure Products—0.2%
Hasbro, Inc. (a)	32,408	1,782,116
Mattel, Inc.	9,169	283,735

		2,065,851

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	45,636	5,717,734

Machinery—1.1%
Caterpillar, Inc.	7,704	705,147
Cummins, Inc.	22,050	3,178,949
Illinois Tool Works, Inc.	31,714	3,003,316
Pentair plc	27,564	1,830,801
Stanley Black & Decker, Inc.	21,653	2,080,420

		10,798,633

Media—3.2%
Comcast Corp. - Special Class A (a)	171,620	9,879,305
Omnicom Group, Inc.	46,252	3,583,143
Time Warner Cable, Inc.	30,722	4,671,588
Time Warner, Inc.	57,779	4,935,482
Time, Inc.	2,233	54,954
Twenty-First Century Fox, Inc. - Class A	44,304	1,701,495
Viacom, Inc. - Class B	18,805	1,415,076
Walt Disney Co. (The)	57,520	5,417,809

		31,658,852

Metals & Mining—0.3%
Rio Tinto plc	44,825	2,065,203
Vale S.A. (ADR) (a)	121,884	997,011

		3,062,214

Multi-Utilities—0.5%
GDF Suez	85,922	2,006,734

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—(Continued)
PG&E Corp.	29,268	$1,558,229
Public Service Enterprise Group, Inc.	28,544	1,182,007

		4,746,970

Multiline Retail—1.2%
Kohl’s Corp. (a)	96,681	5,901,408
Target Corp.	81,948	6,220,673

		12,122,081

Oil, Gas & Consumable Fuels—4.1%
Anadarko Petroleum Corp.	28,889	2,383,342
Apache Corp.	24,171	1,514,797
Canadian Natural Resources, Ltd.	25,245	779,566
Chevron Corp.	65,870	7,389,297
EOG Resources, Inc.	12,783	1,176,931
EQT Corp.	15,725	1,190,382
Exxon Mobil Corp.	120,180	11,110,641
Marathon Petroleum Corp.	15,833	1,429,087
Noble Energy, Inc.	43,304	2,053,909
Occidental Petroleum Corp.	44,986	3,626,321
Petroleo Brasileiro S.A. (ADR)	145,582	1,103,512
Royal Dutch Shell plc - A Shares	77,465	2,567,693
Valero Energy Corp.	51,327	2,540,686
Williams Cos., Inc. (The)	46,960	2,110,382

		40,976,546

Pharmaceuticals—5.2%
Actavis plc (b)	7,158	1,842,541
Bayer AG	9,205	1,258,410
Bristol-Myers Squibb Co.	97,664	5,765,106
Eli Lilly & Co. (a)	71,401	4,925,955
GlaxoSmithKline plc	70,966	1,518,321
Indivior plc (b)	13,261	30,879
Johnson & Johnson	139,079	14,543,491
Merck & Co., Inc.	174,923	9,933,877
Novartis AG	7,049	648,279
Pfizer, Inc.	276,151	8,602,103
Roche Holding AG	2,023	548,315
Valeant Pharmaceuticals International, Inc. (b)	10,827	1,549,452

		51,166,729

Professional Services—0.1%
Adecco S.A. (b)	14,549	996,664
Equifax, Inc.	4,141	334,883

		1,331,547

Real Estate Investment Trusts—0.5%
Iron Mountain, Inc.	30,348	1,173,254
Medical Properties Trust, Inc. (a)	61,161	842,799
Starwood Property Trust, Inc. (a)	42,956	998,297
Washington Prime Group, Inc.	111,888	1,926,711

		4,941,061

Road & Rail—0.3%
Canadian National Railway Co.	18,048	1,243,687
Union Pacific Corp.	10,375	1,235,974

		2,479,661

Semiconductors & Semiconductor Equipment—1.6%
Broadcom Corp. - Class A	109,030	4,724,270
Intel Corp.	37,834	1,372,996
Microchip Technology, Inc. (a)	99,856	4,504,504
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	67,490	1,510,426
Texas Instruments, Inc.	70,800	3,785,322

		15,897,518

Software—1.4%
Aspen Technology, Inc. (b)	21,479	752,195
CA, Inc.	39,661	1,207,677
Citrix Systems, Inc. (b)	28,533	1,820,405
Electronic Arts, Inc. (b)	13,038	612,982
Microsoft Corp.	68,956	3,203,006
Oracle Corp.	91,875	4,131,619
Symantec Corp.	62,857	1,612,596

		13,340,480

Specialty Retail—0.7%
Advance Auto Parts, Inc.	8,819	1,404,690
Bed Bath & Beyond, Inc. (b)	7,440	566,705
Best Buy Co., Inc.	56,123	2,187,675
L Brands, Inc.	22,226	1,923,660
Staples, Inc.	46,742	846,965

		6,929,695

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	21,819	2,408,381
EMC Corp.	35,979	1,070,015
Hewlett-Packard Co.	41,105	1,649,544

		5,127,940

Tobacco—2.8%
Altria Group, Inc.	81,313	4,006,291
Imperial Tobacco Group plc	9,405	411,875
Japan Tobacco, Inc. (a)	90,400	2,482,211
Lorillard, Inc.	85,288	5,368,027
Philip Morris International, Inc.	188,200	15,328,890

		27,597,294

Wireless Telecommunication Services—0.1%
Vodafone Group plc	335,098	1,148,200

Total Common Stocks (Cost $426,052,282)		600,259,614

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—24.0%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—12.3%
Fannie Mae 15 Yr. Pool
2.500%, 02/01/28	419,243	$427,760
2.500%, 05/01/28	249,257	254,310
3.000%, 03/01/27	175,989	183,417
3.000%, 04/01/27	523,988	546,084
3.000%, TBA (c)	4,000,000	4,157,656
4.500%, 04/01/18	28,468	29,903
4.500%, 06/01/18	73,187	76,888
4.500%, 07/01/18	65,244	68,541
4.500%, 03/01/19	104,340	109,832
4.500%, 06/01/19	67,949	71,535
4.500%, 04/01/20	67,626	71,550
4.500%, 07/01/20	35,813	37,903
5.000%, 11/01/17	59,681	62,873
5.000%, 02/01/18	175,312	184,707
5.000%, 12/01/18	255,867	274,101
5.000%, 07/01/19	145,712	156,080
5.000%, 07/01/20	101,904	108,719
5.000%, 08/01/20	51,455	55,292
5.000%, 12/01/20	170,584	184,032
5.500%, 11/01/17	95,979	101,364
5.500%, 12/01/17	13,700	14,464
5.500%, 01/01/18	76,757	81,071
5.500%, 02/01/18	57,150	60,351
5.500%, 06/01/19	148,788	159,805
5.500%, 07/01/19	118,357	126,630
5.500%, 08/01/19	35,830	38,413
5.500%, 09/01/19	133,437	142,587
5.500%, 01/01/21	62,805	68,544
5.500%, 03/01/21	19,461	21,278
6.000%, 07/01/16	18,159	18,572
6.000%, 01/01/17	16,485	16,929
6.000%, 02/01/17	37,721	39,086
6.000%, 07/01/17	55,408	57,614
6.000%, 08/01/17	6,282	6,546
6.000%, 09/01/17	56,581	59,005
6.000%, 03/01/18	6,456	6,748
6.000%, 11/01/18	35,906	37,493
6.000%, 01/01/21	70,039	76,018
6.000%, 05/01/21	27,066	28,970
Fannie Mae 20 Yr. Pool
6.000%, 11/01/25	37,230	42,151
Fannie Mae 30 Yr. Pool
3.500%, 11/01/41	116,136	121,487
3.500%, 01/01/42	1,060,987	1,110,572
3.500%, 04/01/43	1,190,756	1,242,665
3.500%, 05/01/43	2,427,018	2,532,821
3.500%, 06/01/43	792,048	826,577
3.500%, 07/01/43	1,960,276	2,045,732
3.500%, 09/01/43	3,096,499	3,231,487
3.500%, TBA (c)	1,890,000	1,966,469
4.000%, 02/01/41	239,757	256,184
4.000%, TBA (c)	17,182,000	18,295,483
4.500%, 08/01/33	345,321	376,418
4.500%, 03/01/34	1,035,507	1,133,063
4.500%, 08/01/40	78,618	85,537

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 02/01/41	477,437	$522,705
4.500%, 04/01/41	503,010	550,945
4.500%, 04/01/44	4,071,317	4,418,210
4.500%, TBA (c)	1,130,000	1,224,461
5.000%, 11/01/33	187,244	207,420
5.000%, 03/01/34	157,052	173,979
5.000%, 05/01/34	66,787	73,940
5.000%, 08/01/34	68,415	75,765
5.000%, 09/01/34	251,957	279,017
5.000%, 06/01/35	171,617	189,770
5.000%, 07/01/35	532,065	589,320
5.000%, 08/01/35	167,819	185,724
5.000%, 09/01/35	121,493	134,453
5.000%, 10/01/35	484,984	536,642
5.000%, 07/01/39	509,179	562,299
5.000%, 10/01/39	360,174	400,840
5.000%, 11/01/39	136,074	152,102
5.000%, 11/01/40	166,695	185,523
5.000%, 01/01/41	71,523	79,569
5.000%, 03/01/41	121,432	135,211
5.500%, 02/01/33	82,191	92,589
5.500%, 05/01/33	15,546	17,549
5.500%, 06/01/33	291,628	328,743
5.500%, 07/01/33	303,218	341,758
5.500%, 11/01/33	187,680	211,386
5.500%, 12/01/33	25,679	28,695
5.500%, 01/01/34	159,106	179,278
5.500%, 01/01/34	71,560	80,660
5.500%, 02/01/34	281,757	317,250
5.500%, 03/01/34	68,058	77,360
5.500%, 04/01/34	97,654	110,239
5.500%, 05/01/34	527,650	597,735
5.500%, 06/01/34	655,702	739,777
5.500%, 07/01/34	215,047	241,943
5.500%, 09/01/34	787,181	886,026
5.500%, 10/01/34	982,418	1,108,528
5.500%, 11/01/34	1,180,861	1,330,792
5.500%, 12/01/34	612,182	690,985
5.500%, 01/01/35	540,663	610,020
5.500%, 02/01/35	46,641	52,140
5.500%, 04/01/35	99,774	112,559
5.500%, 07/01/35	46,656	52,158
5.500%, 08/01/35	29,483	32,956
5.500%, 09/01/35	339,893	384,325
6.000%, 02/01/32	212,567	243,947
6.000%, 03/01/34	34,125	39,228
6.000%, 04/01/34	324,761	371,309
6.000%, 06/01/34	413,701	473,436
6.000%, 07/01/34	395,673	453,005
6.000%, 08/01/34	666,437	763,031
6.000%, 10/01/34	342,371	393,195
6.000%, 11/01/34	43,622	49,705
6.000%, 12/01/34	20,071	22,746
6.000%, 08/01/35	85,244	97,959
6.000%, 09/01/35	115,036	131,998

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 10/01/35	184,285	$211,036
6.000%, 11/01/35	35,318	40,535
6.000%, 12/01/35	180,295	206,427
6.000%, 02/01/36	175,105	200,897
6.000%, 04/01/36	218,802	247,952
6.000%, 06/01/36	66,083	75,402
6.000%, 07/01/37	226,071	259,083
6.500%, 06/01/31	60,882	69,623
6.500%, 07/01/31	16,995	19,355
6.500%, 08/01/31	15,435	17,578
6.500%, 09/01/31	59,046	67,243
6.500%, 02/01/32	37,915	43,179
6.500%, 07/01/32	155,991	179,773
6.500%, 08/01/32	148,090	168,648
6.500%, 01/01/33	65,997	76,138
6.500%, 04/01/34	72,246	83,845
6.500%, 06/01/34	36,279	41,315
6.500%, 08/01/34	55,106	62,756
6.500%, 04/01/36	26,834	30,559
6.500%, 05/01/36	113,994	129,948
6.500%, 02/01/37	227,611	259,209
6.500%, 05/01/37	125,377	147,447
6.500%, 07/01/37	116,316	136,648
Fannie Mae Pool
2.410%, 05/01/23	97,331	96,675
2.550%, 05/01/23	156,581	157,047
3.800%, 02/01/18	137,065	145,778
3.849%, 07/01/18	190,772	203,213
3.910%, 02/01/18	198,770	210,921
4.600%, 09/01/19	132,160	145,631
4.880%, 03/01/20	238,956	259,285
4.940%, 08/01/15	50,000	50,618
5.370%, 05/01/18	618,688	688,092
5.443%, 11/01/15	300,222	307,798
5.663%, 02/01/16	204,443	210,766
5.732%, 07/01/16	236,332	249,341
Fannie Mae-ACES
2.578%, 09/25/18	500,000	512,284
Freddie Mac 15 Yr. Gold Pool
4.500%, 05/01/18	29,175	30,632
4.500%, 08/01/18	61,145	64,210
4.500%, 11/01/18	76,881	80,895
4.500%, 01/01/19	144,370	151,623
4.500%, 08/01/19	8,322	8,759
4.500%, 02/01/20	55,454	58,606
4.500%, 08/01/24	500,886	541,066
5.000%, 12/01/17	1,851	1,944
5.000%, 05/01/18	26,939	28,306
5.000%, 09/01/18	80,017	84,172
5.500%, 01/01/19	27,419	29,001
5.500%, 04/01/19	13,522	14,302
5.500%, 06/01/19	10,205	10,794
5.500%, 07/01/19	10,729	11,348
5.500%, 08/01/19	10,000	10,650
5.500%, 02/01/20	8,513	9,046

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
6.000%, 04/01/16	2,256	2,303
6.000%, 04/01/17	13,661	14,231
6.000%, 07/01/17	8,720	8,988
6.000%, 10/01/17	12,424	12,864
6.000%, 08/01/19	93,010	99,418
6.000%, 09/01/19	13,302	14,185
6.000%, 11/01/19	31,745	33,600
6.000%, 05/01/21	38,488	41,458
6.000%, 10/01/21	64,064	69,617
Freddie Mac 20 Yr. Gold Pool
5.500%, 10/01/24	84,687	94,533
5.500%, 06/01/25	154,874	172,758
5.500%, 07/01/25	83,383	93,067
5.500%, 08/01/25	120,354	134,340
6.000%, 02/01/23	119,994	135,517
6.000%, 12/01/25	53,185	60,106
6.000%, 02/01/26	45,681	51,598
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,731,434	1,752,610
3.000%, 04/01/43	1,836,808	1,860,610
3.000%, 05/01/43	1,608,928	1,630,042
3.500%, 02/01/42	909,429	949,229
3.500%, 04/01/42	534,353	559,082
3.500%, 12/01/42	1,408,456	1,470,972
3.500%, 04/01/43	401,589	419,557
3.500%, 07/01/43	548,895	571,337
3.500%, 08/01/43	922,890	960,621
4.000%, 11/01/40	1,343,032	1,433,828
4.000%, 01/01/41	1,877,700	2,003,958
4.000%, 11/01/43	1,497,021	1,597,682
4.000%, TBA (c)	2,733,000	2,913,207
4.500%, 04/01/35	95,253	103,854
4.500%, 07/01/39	528,274	572,515
4.500%, 09/01/39	264,149	286,351
4.500%, 10/01/39	159,292	172,687
5.000%, 09/01/33	385,800	427,013
5.000%, 03/01/34	85,068	94,310
5.000%, 04/01/34	66,531	73,694
5.000%, 08/01/35	101,473	112,168
5.000%, 10/01/35	186,279	206,621
5.000%, 11/01/35	186,466	205,850
5.000%, 12/01/36	116,427	128,749
5.000%, 07/01/39	871,949	962,073
5.500%, 12/01/33	402,792	453,860
5.500%, 01/01/34	272,007	306,262
5.500%, 04/01/34	65,071	73,233
5.500%, 11/01/34	61,666	69,455
5.500%, 12/01/34	101,654	113,491
5.500%, 05/01/35	44,364	49,833
5.500%, 09/01/35	101,860	114,282
5.500%, 10/01/35	102,763	115,504
6.000%, 04/01/34	115,567	132,078
6.000%, 07/01/34	54,602	62,018
6.000%, 08/01/34	480,336	549,462
6.000%, 09/01/34	7,393	8,358

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.000%, 07/01/35	84,858	$97,257
6.000%, 08/01/35	90,050	103,107
6.000%, 11/01/35	195,695	223,584
6.000%, 03/01/36	103,158	116,612
6.000%, 10/01/36	106,543	121,769
6.000%, 03/01/37	8,317	9,405
6.000%, 05/01/37	111,750	126,943
6.000%, 06/01/37	144,464	164,056
6.500%, 05/01/34	30,439	34,584
6.500%, 06/01/34	88,113	101,002
6.500%, 08/01/34	123,158	139,981
6.500%, 10/01/34	133,650	152,579
6.500%, 11/01/34	47,228	53,659
6.500%, 05/01/37	107,091	122,558
6.500%, 07/01/37	155,516	176,759
Freddie Mac Multifamily Structured Pass-Through Certificates
1.426%, 08/25/17	250,000	251,312
1.869%, 11/25/19	363,000	360,852
2.303%, 09/25/18	176,087	179,579
2.412%, 08/25/18	458,000	469,107
2.456%, 08/25/19	330,000	337,015
2.682%, 10/25/22	620,000	626,128
3.034%, 10/25/20 (d)	319,000	333,268
3.154%, 02/25/18	118,000	123,670
3.320%, 02/25/23 (d)	186,000	195,780
3.458%, 08/25/23 (d)	835,000	886,966
3.808%, 08/25/20	1,030,000	1,114,700
3.882%, 11/25/17 (d)	332,556	353,603
5.085%, 03/25/19	1,226,000	1,376,362
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/43	656,848	674,592
3.500%, 12/15/41	424,132	447,849
3.500%, 02/15/42	244,768	258,173
4.500%, 09/15/33	143,558	157,827
4.500%, 11/15/39	612,115	669,474
4.500%, 03/15/40	484,704	539,968
4.500%, 04/15/40	729,448	797,499
4.500%, 06/15/40	292,361	323,024
5.000%, 03/15/34	54,276	60,095
5.000%, 06/15/34	128,228	142,008
5.000%, 12/15/34	56,082	62,113
5.000%, 06/15/35	20,140	22,273
5.500%, 11/15/32	196,740	219,701
5.500%, 08/15/33	445,737	503,424
5.500%, 12/15/33	240,493	274,100
5.500%, 09/15/34	179,623	202,959
5.500%, 10/15/35	47,704	53,860
6.000%, 12/15/28	56,146	64,626
6.000%, 12/15/31	57,998	66,471
6.000%, 03/15/32	3,863	4,372
6.000%, 10/15/32	208,949	241,835
6.000%, 01/15/33	82,246	93,567
6.000%, 02/15/33	2,417	2,777
6.000%, 04/15/33	255,913	295,701

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 08/15/33	1,634	1,857
6.000%, 07/15/34	171,921	198,952
6.000%, 09/15/34	45,378	51,360
6.000%, 01/15/38	246,848	287,011
Ginnie Mae II 30 Yr. Pool
3.000%, 06/20/43	1,416,652	1,450,468
3.000%, 07/20/43	640,144	655,432
3.500%, 06/20/43	1,957,009	2,057,118
3.500%, 07/20/43	2,167,784	2,278,491
4.000%, 01/20/41	1,813,074	1,950,916
4.000%, 02/20/41	449,412	483,526
4.000%, 04/20/41	336,789	362,189
4.000%, 02/20/42	491,816	527,870
4.500%, 07/20/33	29,630	32,678
4.500%, 09/20/33	19,487	21,463
4.500%, 12/20/34	16,755	18,464
4.500%, 03/20/35	81,613	89,856
4.500%, 01/20/41	485,943	533,600
4.500%, 10/20/43	959,549	1,049,810
5.000%, 07/20/33	63,956	70,979
6.000%, 01/20/35	67,430	77,556
6.000%, 02/20/35	33,519	38,567
6.000%, 04/20/35	53,264	60,932

		122,364,240

Federal Agencies—0.1%
Financing Corp.
9.650%, 11/02/18	430,000	558,356

U.S. Treasury—11.6%
U.S. Treasury Bonds
2.875%, 05/15/43	1,700,000	1,738,780
4.500%, 02/15/36	293,000	390,812
4.500%, 08/15/39	20,492,000	27,308,787
5.000%, 05/15/37	232,000	330,926
5.250%, 02/15/29	16,000	21,510
5.375%, 02/15/31	276,000	384,697
6.250%, 08/15/23 (a)	80,000	106,519
8.500%, 02/15/20 (a)	1,104,000	1,475,738
U.S. Treasury Notes
0.750%, 06/30/17 (a)	26,286,000	26,187,427
0.875%, 12/31/16	16,276,000	16,337,035
2.625%, 02/29/16	800,000	820,813
2.750%, 02/15/19	2,524,100	2,655,431
3.125%, 05/15/19	6,086,000	6,487,773
3.125%, 05/15/21	16,470,000	17,674,369
3.500%, 05/15/20	7,140,000	7,789,297
3.750%, 11/15/18	2,067,000	2,251,899
4.750%, 08/15/17 (a)	2,444,000	2,683,818

		114,645,631

Total U.S. Treasury & Government Agencies (Cost $228,713,011)		237,568,227

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—11.1%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 5.200%, 08/15/15 (144A)	756,000	$775,826

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	1,020,000	991,130
BAT International Finance plc 3.250%, 06/07/22 (144A)	1,026,000	1,031,735

		2,022,865

Auto Manufacturers—0.2%
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	637,855
3.400%, 09/15/21	880,000	925,551
Volkswagen International Finance NV 2.375%, 03/22/17 (144A)	857,000	872,975

		2,436,381

Banks—2.7%
Banco Bradesco S.A. 6.750%, 09/29/19 (144A)	613,000	680,430
Banco de Credito del Peru 5.375%, 09/16/20	835,000	901,800
Bank of America Corp. 4.100%, 07/24/23	1,270,000	1,337,500
4.125%, 01/22/24	1,973,000	2,071,956
5.490%, 03/15/19	196,000	216,877
7.625%, 06/01/19	710,000	858,115
Bank One Corp. 8.000%, 04/29/27	100,000	134,919
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	891,000
BNP Paribas S.A. 7.195%, 06/25/37 (144A) (a) (d)	500,000	579,375
BPCE S.A. 12.500%, 09/30/19 (144A) (d)	922,000	1,244,700
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,429,267
Citigroup, Inc. 2.500%, 09/26/18	580,000	586,777
Credit Suisse AG 6.500%, 08/08/23 (144A)	830,000	911,108
Discover Bank 4.200%, 08/08/23	510,000	535,158
Goldman Sachs Group, Inc. (The) 5.625%, 01/15/17	1,351,000	1,449,079
HSBC Holdings plc 5.100%, 04/05/21	679,000	767,540
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,193,584
JPMorgan Chase & Co. 3.200%, 01/25/23	1,272,000	1,273,435
3.250%, 09/23/22	262,000	263,526
6.300%, 04/23/19	1,210,000	1,405,506

Banks—(Continued)
KFW 4.875%, 06/17/19	1,290,000	1,466,459
Morgan Stanley 3.875%, 04/29/24	1,081,000	1,109,145
6.625%, 04/01/18	1,343,000	1,529,724
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,165,575
Royal Bank of Scotland Group plc 2.550%, 09/18/15	247,000	249,473
Santander U.S. Debt S.A. 3.781%, 10/07/15 (144A) (a)	500,000	510,588
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	233,663
U.S. Bancorp 3.700%, 01/30/24	785,000	825,208
Wells Fargo & Co. 5.900%, 06/15/24 (d)	594,000	598,455

		26,419,942

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,559,993
Diageo Capital plc 2.625%, 04/29/23	1,020,000	991,721

		2,551,714

Biotechnology—0.1%
Gilead Sciences, Inc. 3.500%, 02/01/25 (a)	668,000	685,635
3.700%, 04/01/24	312,000	327,235

		1,012,870

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,502,588

Computers—0.0%
Apple, Inc. 3.850%, 05/04/43	370,000	370,268

Diversified Financial Services—0.2%
General Electric Capital Corp. 2.300%, 01/14/19	940,000	955,001
3.100%, 01/09/23	481,000	487,010
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (d)	491,000	522,915

		1,964,926

Electric—0.8%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23 (a)	440,000	458,738
Midamerican Funding, LLC 6.927%, 03/01/29	699,000	927,974

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	$1,006,988
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	938,768
PPL Capital Funding, Inc. 3.400%, 06/01/23 (a)	880,000	881,653
5.000%, 03/15/44	296,000	329,428
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,097,071
PSEG Power LLC 5.320%, 09/15/16	989,000	1,056,625
State Grid Overseas Investment 2014, Ltd. 2.750%, 05/07/19 (144A) (e)	778,000	781,268
W3A Funding Corp. 8.090%, 01/02/17	303,615	303,572

		7,782,085

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	310,545

Food—0.2%
ConAgra Foods, Inc. 3.200%, 01/25/23	374,000	366,339
Kraft Foods Group, Inc. 3.500%, 06/06/22	412,000	422,181
5.000%, 06/04/42	640,000	704,514
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	249,746

		1,742,780

Healthcare-Products—0.3%
Becton Dickinson and Co. 2.675%, 12/15/19	596,000	603,838
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,284,268
Medtronic, Inc. 4.375%, 03/15/35 (144A)	1,010,000	1,071,464

		2,959,570

Healthcare-Services—0.1%
Anthem, Inc. 3.300%, 01/15/23	600,000	599,415
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	750,000	866,240

		1,465,655

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,121,399

Insurance—0.7%
ACE INA Holdings, Inc. 2.700%, 03/13/23	1,000,000	970,979

Insurance—(Continued)
Allstate Corp. (The) 5.750%, 08/15/53 (d)	318,000	335,093
American International Group, Inc. 4.125%, 02/15/24	750,000	798,384
4.875%, 06/01/22	1,770,000	1,988,319
Chubb Corp. (The) 6.375%, 03/29/67 (d)	1,510,000	1,618,795
Liberty Mutual Group, Inc. 4.250%, 06/15/23 (144A)	578,000	595,617
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	1,022,506

		7,329,693

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,097,580

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,740,045

Machinery-Construction & Mining—0.1%
Atlas Copco AB 5.600%, 05/22/17 (144A)	910,000	992,768

Media—0.5%
21st Century Fox America, Inc. 8.500%, 02/23/25	722,000	978,556
Comcast Corp. 2.850%, 01/15/23	990,000	983,398
Discovery Communications LLC 4.875%, 04/01/43 (a)	620,000	639,233
Grupo Televisa S.A.B. 5.000%, 05/13/45	318,000	323,482
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,860,912

		4,785,581

Mining—0.2%
Corp. Nacional del Cobre de Chile 3.750%, 11/04/20 (144A)	290,000	296,764
Freeport-McMoRan, Inc. 3.875%, 03/15/23	1,010,000	952,264
Rio Tinto Finance USA plc 3.500%, 03/22/22	900,000	899,748

		2,148,776

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	800,000	800,325

Multi-National—0.1%
Asian Development Bank 1.125%, 03/15/17	574,000	576,922

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.3%
Anadarko Petroleum Corp. 6.375%, 09/15/17	514,000	$571,466
Apache Corp. 3.250%, 04/15/22	421,000	413,643
4.750%, 04/15/43	321,000	301,032
BP Capital Markets plc 4.500%, 10/01/20	306,000	331,083
4.742%, 03/11/21	847,000	921,967
Chevron Corp. 0.402%, 11/15/17 (d)	1,696,000	1,694,022
CNOOC Finance, Ltd. 3.875%, 05/02/22 (144A)	1,010,000	1,027,448
EOG Resources, Inc. 2.625%, 03/15/23 (a)	302,000	289,591
Petro-Canada 6.050%, 05/15/18	1,664,000	1,871,576
Petroleos Mexicanos 3.125%, 01/23/19	352,000	352,880
8.000%, 05/03/19	759,000	897,517
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16 (144A)	367,630	382,795
Statoil ASA 3.700%, 03/01/24 (a)	922,000	954,579
7.750%, 06/15/23	100,000	128,932
Total Capital International S.A. 1.550%, 06/28/17 (a)	1,239,000	1,243,226
3.750%, 04/10/24 (a)	910,000	942,867
Transocean, Inc. 3.800%, 10/15/22 (a)	505,000	409,214

		12,733,838

Pharmaceuticals—0.4%
AbbVie, Inc. 1.200%, 11/06/15	1,850,000	1,855,437
Express Scripts Holding Co. 2.650%, 02/15/17	1,280,000	1,308,793
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	1,270,000	1,301,393

		4,465,623

Pipelines—0.5%
Energy Transfer Partners L.P. 3.600%, 02/01/23	558,000	539,959
4.900%, 02/01/24	450,000	471,542
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	1,040,712
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24 (a)	691,000	689,232
7.750%, 03/15/32	625,000	770,010
Spectra Energy Capital LLC 8.000%, 10/01/19	1,253,000	1,516,269

		5,027,724

Real Estate Investment Trusts—0.2%
ERP Operating L.P. 4.625%, 12/15/21	896,000	980,233
HCP, Inc. 5.375%, 02/01/21	734,000	819,662

		1,799,895

Retail—0.5%
Gap, Inc. (The) 5.950%, 04/12/21	620,000	705,564
Home Depot, Inc. (The) 3.750%, 02/15/24	600,000	640,857
5.950%, 04/01/41	278,000	363,089
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	2,201,232
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	836,000	841,816
4.500%, 11/18/34	426,000	443,637

		5,196,195

Telecommunications—0.7%
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	370,000	406,714
6.113%, 01/15/20 (144A)	711,000	816,684
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,711,593
Verizon Communications, Inc. 6.400%, 09/15/33	1,271,000	1,565,596
6.550%, 09/15/43	1,700,000	2,177,953

		6,678,540

Total Corporate Bonds & Notes (Cost $100,754,220)		109,812,919

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—0.1%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	994,130
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	44,677	2,535

		996,665

Commercial Mortgage-Backed Securities—1.8%
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,735,738	1,872,250
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	35,000	39,075
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	3,025,000	3,169,483
GS Mortgage Securities Trust 5.796%, 08/10/45 (d)	3,195,595	3,459,433
JP Morgan Chase Commercial Mortgage Securities Trust 5.475%, 04/15/43 (d)	149,394	153,944
5.787%, 06/15/49 (d)	2,207,157	2,369,520

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch / Countrywide Commercial Mortgage Trust 5.743%, 06/12/50 (d)	3,700,015	$3,995,554
Morgan Stanley Capital I, Inc. 0.939%, 11/15/30 (144A) (d) (f)	1,560,787	36,402
Wachovia Bank Commercial Mortgage Trust 5.716%, 06/15/49 (d)	1,131,867	1,214,938
5.941%, 02/15/51 (d)	1,494,226	1,596,534

		17,907,133

Total Mortgage-Backed Securities (Cost $18,775,847)		18,903,798

Asset-Backed Securities—0.7%

Asset-Backed - Automobile—0.0%
Ford Credit Auto Owner Trust 2.310%, 04/15/26 (144A)	425,000	426,095

Asset-Backed - Home Equity—0.2%
Bayview Financial Revolving Asset Trust 1.770%, 12/28/40 (144A) (d) (e)	870,652	519,648
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	354,587	337,878
Home Equity Loan Trust 5.320%, 12/25/35 (d)	823,627	669,629

		1,527,155

Asset-Backed - Other—0.5%
Cent CLO 17 1.533%, 01/30/25 (144A) (d) (e)	831,000	819,973
Dryden XXVI Senior Loan Fund 1.331%, 07/15/25 (144A) (d) (e)	1,068,000	1,045,818
Ford Credit Auto Owner Trust/ Ford Credit 2.260%, 11/15/25 (144A)	550,000	552,936
ING Investment Management Co. 1.384%, 04/25/25 (144A) (d) (e)	970,000	952,835
Race Point IV CLO, Ltd. 0.432%, 08/01/21 (144A) (d)	509,470	506,616
Small Business Administration Participation Certificates 4.350%, 07/01/23	401,282	422,989
4.770%, 04/01/24	20,157	21,385
4.950%, 03/01/25	150,015	162,724
4.990%, 09/01/24	74,578	80,614
5.110%, 08/01/25	232,353	251,563
5.180%, 05/01/24	35,942	38,845
5.520%, 06/01/24	88,867	97,922

		4,954,220

Total Asset-Backed Securities (Cost $7,355,636)		6,907,470

Foreign Government—0.4%
Security Description	Shares/ Principal Amount*	Value

Sovereign—0.4%
Egypt Government AID Bond 4.450%, 09/15/15	1,903,000	1,957,648
Iceland Government International Bond 4.875%, 06/16/16 (144A)	970,000	1,014,964
Mexico Government International Bond 4.750%, 03/08/44	909,000	947,633
Peruvian Government International Bond 7.350%, 07/21/25	103,000	136,733

Total Foreign Government (Cost $3,991,668)		4,056,978

Preferred Stocks—0.2%

Electric Utilities—0.1%
Cia Energetica de Minas Gerais	182,652	892,271

Metals & Mining—0.1%
Vale S.A.	185,600	1,346,770

Total Preferred Stocks (Cost $3,275,459)		2,239,041

Municipals—0.2%
New Jersey State Turnpike Authority
7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,577,877

Convertible Preferred Stock—0.0%

Aerospace & Defense—0.0%
United Technologies Corp. 7.500%, 08/01/15 (Cost $253,156)	5,027	308,306

Short-Term Investments—8.1%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (g)	45,256,067	45,256,067

Commercial Paper—0.9%
HSBC Americas, Inc. 0.025%, 01/02/15 (h)	8,627,000	8,626,988

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $25,444,996 on 01/02/15, collateralized by $26,325,000 U.S. Treasury Note at 0.750% due 03/31/18, with a value of $25,957,398.	25,444,996	$25,444,996

Total Short-Term Investments (Cost $79,328,051)		79,328,051

Total Investments—107.2% (Cost $869,592,063) (i)		1,060,962,281
Other assets and liabilities (net)—(7.2)%		(71,160,332)

Net Assets—100.0%		$989,801,949

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $62,427,563 and the collateral received consisted of cash in the amount of $45,256,067 and non-cash collateral with a value of $19,094,644. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $4,161,152, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	The rate shown represents current yield to maturity.
(i)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $878,576,212. The aggregate unrealized appreciation and depreciation of investments were $193,450,203 and $(11,064,134), respectively, resulting in net unrealized appreciation of $182,386,069 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $28,210,466, which is 2.9% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CLO)—	Collateralized Loan Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust	03/01/06	$870,652	$870,652	$519,648
BlackRock Capital Finance L.P.	05/01/06	44,677	43,054	2,535
Cent CLO 17	09/26/14	831,000	825,806	819,973
Dryden XXVI Senior Loan Fund	09/26/14	1,068,000	1,052,300	1,045,818
General Electric Capital Assurance Co.	09/23/03	35,000	35,175	39,075
ING Investment Management Co.	09/26/14	970,000	958,360	952,835
State Grid Overseas Investment 2014, Ltd.	05/07/14	778,000	771,698	781,268

				$4,161,152

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,850,748	$—	$—	$30,850,748
Air Freight & Logistics	4,955,292	—	—	4,955,292
Airlines	674,178	—	—	674,178
Auto Components	12,015,494	—	—	12,015,494
Automobiles	1,372,138	—	—	1,372,138
Banks	55,855,058	3,642,216	—	59,497,274
Beverages	1,619,703	4,223,299	—	5,843,002
Capital Markets	28,096,879	—	—	28,096,879
Chemicals	15,038,270	—	—	15,038,270
Commercial Services & Supplies	3,517,177	—	—	3,517,177
Consumer Finance	4,201,513	—	—	4,201,513
Containers & Packaging	1,028,027	—	—	1,028,027
Diversified Financial Services	2,419,474	—	—	2,419,474
Diversified Telecommunication Services	15,500,486	1,990,524	—	17,491,010
Electric Utilities	9,126,668	—	—	9,126,668
Electrical Equipment	3,157,014	—	—	3,157,014
Electronic Equipment, Instruments & Components	—	1,074,739	—	1,074,739
Energy Equipment & Services	4,992,749	—	—	4,992,749
Food & Staples Retailing	16,200,752	—	—	16,200,752
Food Products	8,871,914	9,881,687	—	18,753,601
Health Care Equipment & Supplies	16,090,205	—	—	16,090,205
Health Care Providers & Services	5,699,342	—	—	5,699,342
Hotels, Restaurants & Leisure	6,405,170	—	—	6,405,170
Household Products	5,852,897	1,069,783	—	6,922,680
Independent Power and Renewable Electricity Producers	1,094,817	—	—	1,094,817
Industrial Conglomerates	15,452,807	1,389,502	—	16,842,309
Insurance	34,943,861	4,350,659	—	39,294,520
Internet Software & Services	8,391,624	—	—	8,391,624
IT Services	18,103,942	—	—	18,103,942
Leisure Products	2,065,851	—	—	2,065,851
Life Sciences Tools & Services	5,717,734	—	—	5,717,734
Machinery	10,798,633	—	—	10,798,633
Media	31,658,852	—	—	31,658,852
Metals & Mining	997,011	2,065,203	—	3,062,214
Multi-Utilities	2,740,236	2,006,734	—	4,746,970
Multiline Retail	12,122,081	—	—	12,122,081
Oil, Gas & Consumable Fuels	38,408,853	2,567,693	—	40,976,546

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$47,193,404	$3,973,325	$—	$51,166,729
Professional Services	334,883	996,664	—	1,331,547
Real Estate Investment Trusts	4,941,061	—	—	4,941,061
Road & Rail	2,479,661	—	—	2,479,661
Semiconductors & Semiconductor Equipment	15,897,518	—	—	15,897,518
Software	13,340,480	—	—	13,340,480
Specialty Retail	6,929,695	—	—	6,929,695
Technology Hardware, Storage & Peripherals	5,127,940	—	—	5,127,940
Tobacco	24,703,208	2,894,086	—	27,597,294
Wireless Telecommunication Services	—	1,148,200	—	1,148,200
Total Common Stocks	556,985,300	43,274,314	—	600,259,614
Total U.S. Treasury & Government Agencies*	—	237,568,227	—	237,568,227
Total Corporate Bonds & Notes*	—	109,812,919	—	109,812,919
Total Mortgage-Backed Securities*	—	18,903,798	—	18,903,798
Total Asset-Backed Securities*	—	6,907,470	—	6,907,470
Total Foreign Government*	—	4,056,978	—	4,056,978
Total Preferred Stocks*	—	2,239,041	—	2,239,041
Total Municipals	—	1,577,877	—	1,577,877
Total Convertible Preferred Stock*	308,306	—	—	308,306
Short-Term Investments
Mutual Fund	45,256,067	—	—	45,256,067
Commercial Paper	—	8,626,988	—	8,626,988
Repurchase Agreement	—	25,444,996	—	25,444,996
Total Short-Term Investments	45,256,067	34,071,984	—	79,328,051
Total Investments	$602,549,673	$458,412,608	$—	$1,060,962,281

Collateral for Securities Loaned (Liability)	$—	$(45,256,067)	$—	$(45,256,067)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,060,962,281
Cash	3,307
Cash denominated in foreign currencies (c)	251
Receivable for:
Investments sold	1,071,884
Fund shares sold	193,473
Dividends and interest	3,505,144
Prepaid expenses	2,633

Total Assets	1,065,738,973
Liabilities
Collateral for securities loaned	45,256,067
Payables for:
Investments purchased	1,113,987
TBA securities purchased	28,458,923
Fund shares redeemed	281,846
Accrued expenses:
Management fees	464,734
Distribution and service fees	146,428
Deferred trustees’ fees	63,422
Other expenses	151,617

Total Liabilities	75,937,024

Net Assets	$989,801,949

Net assets consist of:
Paid in surplus	$807,287,440
Undistributed net investment income	22,812,803
Accumulated net realized loss	(31,657,723)
Unrealized appreciation on investments and foreign currency transactions	191,359,429

Net Assets	$989,801,949

Net Assets
Class A	$186,725,433
Class B	247,472,119
Class E	30,889,092
Class F	524,715,305
Capital Shares Outstanding*
Class A	1,081,104
Class B	1,450,816
Class E	179,801
Class F	3,063,962
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$172.72
Class B	170.57
Class E	171.80
Class F	171.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $869,592,063.
(b)	Includes securities loaned at value of $62,427,563.
(c)	Identified cost of cash denominated in foreign currencies was $250.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$17,179,345
Interest	12,167,736
Securities lending income	225,923

Total investment income	29,573,004
Expenses
Management fees	5,563,579
Administration fees	23,903
Custodian and accounting fees	224,226
Distribution and service fees—Class B	620,835
Distribution and service fees—Class E	47,500
Distribution and service fees—Class F	1,095,528
Audit and tax services	58,172
Legal	30,014
Trustees’ fees and expenses	39,558
Shareholder reporting	134,637
Insurance	6,428
Miscellaneous	15,351

Total expenses	7,859,731
Less broker commission recapture	(6,238)

Net expenses	7,853,493

Net Investment Income	21,719,511

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	66,521,637
Foreign currency transactions	(27,222)

Net realized gain	66,494,415

Net change in unrealized depreciation on:
Investments	(6,263,398)
Foreign currency transactions	(16,784)

Net change in unrealized depreciation	(6,280,182)

Net realized and unrealized gain	60,214,233

Net Increase in Net Assets From Operations	$81,933,744

(a)	Net of foreign withholding taxes of $271,023.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,719,511	$20,837,964
Net realized gain	66,494,415	114,894,563
Net change in unrealized appreciation (depreciation)	(6,280,182)	41,859,774

Increase in net assets from operations	81,933,744	177,592,301

From Distributions to Shareholders
Net investment income
Class A	(4,409,116)	(4,637,775)
Class B	(5,437,850)	(5,792,063)
Class E	(723,652)	(777,882)
Class F	(12,205,996)	(14,079,477)

Total distributions	(22,776,614)	(25,287,197)

Decrease in net assets from capital share transactions	(124,024,443)	(98,784,352)

Total increase (decrease) in net assets	(64,867,313)	53,520,752

Net Assets
Beginning of period	1,054,669,262	1,001,148,510

End of period	$989,801,949	$1,054,669,262

Undistributed net investment income
End of period	$22,812,803	$22,640,075

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	53,158	$8,856,348	100,951	$15,245,357
Reinvestments	27,391	4,409,116	31,748	4,637,775
Redemptions	(138,006)	(22,951,623)	(202,855)	(30,695,497)

Net decrease	(57,457)	$(9,686,159)	(70,156)	$(10,812,365)

Class B
Sales	104,010	$17,097,346	145,544	$21,825,873
Reinvestments	34,147	5,437,850	40,065	5,792,063
Redemptions	(257,124)	(42,249,749)	(269,311)	(40,434,856)

Net decrease	(118,967)	$(19,714,553)	(83,702)	$(12,816,920)

Class E
Sales	9,216	$1,523,391	14,692	$2,222,502
Reinvestments	4,515	723,652	5,347	777,882
Redemptions	(34,318)	(5,691,063)	(36,541)	(5,518,612)

Net decrease	(20,587)	$(3,444,020)	(16,502)	$(2,518,228)

Class F
Sales	129,262	$21,349,305	222,734	$33,498,495
Reinvestments	76,369	12,205,996	97,066	14,079,477
Redemptions	(757,238)	(124,735,012)	(800,363)	(120,214,811)

Net decrease	(551,607)	$(91,179,711)	(480,563)	$(72,636,839)

Decrease derived from capital shares transactions		$(124,024,443)		$(98,784,352)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$162.91	$140.60	$129.68	$130.06	$121.69

Income (Loss) from Investment Operations
Net investment income (a)	3.85	3.33	3.34	3.34	3.14
Net realized and unrealized gain (loss) on investments	9.94	22.92	11.49	(0.14)	8.95

Total from investment operations	13.79	26.25	14.83	3.20	12.09

Less Distributions
Distributions from net investment income	(3.98)	(3.94)	(3.91)	(3.58)	(3.72)

Total distributions	(3.98)	(3.94)	(3.91)	(3.58)	(3.72)

Net Asset Value, End of Period	$172.72	$162.91	$140.60	$129.68	$130.06

Total Return (%) (b)	8.64	18.99	11.58	2.42	10.08

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	0.59	0.60	0.59	0.58
Ratio of net investment income to average net assets (%)	2.32	2.19	2.46	2.56	2.56
Portfolio turnover rate (%)	34 (c)	53 (c)	20	19	31
Net assets, end of period (in millions)	$186.7	$185.5	$169.9	$169.5	$186.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$160.94	$138.95	$128.21	$128.66	$120.45

Income (Loss) from Investment Operations
Net investment income (a)	3.40	2.92	2.97	2.98	2.80
Net realized and unrealized gain (loss) on investments	9.81	22.66	11.36	(0.15)	8.86

Total from investment operations	13.21	25.58	14.33	2.83	11.66

Less Distributions
Distributions from net investment income	(3.58)	(3.59)	(3.59)	(3.28)	(3.45)

Total distributions	(3.58)	(3.59)	(3.59)	(3.28)	(3.45)

Net Asset Value, End of Period	$170.57	$160.94	$138.95	$128.21	$128.66

Total Return (%) (b)	8.36	18.70	11.31	2.16	9.80

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.84	0.85	0.84	0.83
Ratio of net investment income to average net assets (%)	2.07	1.94	2.21	2.32	2.31
Portfolio turnover rate (%)	34 (c)	53 (c)	20	19	31
Net assets, end of period (in millions)	$247.5	$252.6	$229.8	$220.0	$227.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$162.06	$139.88	$129.04	$129.46	$121.16

Income (Loss) from Investment Operations
Net investment income (a)	3.59	3.09	3.12	3.13	2.95
Net realized and unrealized gain (loss) on investments	9.88	22.81	11.44	(0.15)	8.91

Total from investment operations	13.47	25.90	14.56	2.98	11.86

Less Distributions
Distributions from net investment income	(3.73)	(3.72)	(3.72)	(3.40)	(3.56)

Total distributions	(3.73)	(3.72)	(3.72)	(3.40)	(3.56)

Net Asset Value, End of Period	$171.80	$162.06	$139.88	$129.04	$129.46

Total Return (%) (b)	8.48	18.82	11.42	2.25	9.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.74	0.73
Ratio of net investment income to average net assets (%)	2.17	2.04	2.31	2.41	2.41
Portfolio turnover rate (%)	34 (c)	53 (c)	20	19	31
Net assets, end of period (in millions)	$30.9	$32.5	$30.3	$31.0	$36.5

	Class F
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$161.54	$139.43	$128.64	$129.07	$120.81

Income (Loss) from Investment Operations
Net investment income (a)	3.50	3.00	3.04	3.05	2.88
Net realized and unrealized gain (loss) on investments	9.84	22.74	11.40	(0.14)	8.89

Total from investment operations	13.34	25.74	14.44	2.91	11.77

Less Distributions
Distributions from net investment income	(3.63)	(3.63)	(3.65)	(3.34)	(3.51)

Total distributions	(3.63)	(3.63)	(3.65)	(3.34)	(3.51)

Net Asset Value, End of Period	$171.25	$161.54	$139.43	$128.64	$129.07

Total Return (%) (b)	8.42	18.75	11.36	2.21	9.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.79	0.80	0.79	0.78
Ratio of net investment income to average net assets (%)	2.12	1.99	2.26	2.36	2.36
Portfolio turnover rate (%)	34 (c)	53 (c)	20	19	31
Net assets, end of period (in millions)	$524.7	$584.1	$571.1	$623.8	$748.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 25% and 45% for the years ended December 31, 2014 and 2013, respectively.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trusts (REITs), return of capital adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $25,444,996, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$207,829,720	$136,487,711	$225,898,797	$237,909,644

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $91,767 in purchases and $436,254 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$100,365,659	$91,603,089

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement—MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,563,579	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$22,776,614	$25,287,197	$—	$—	$22,776,614	$25,287,197

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$22,880,519	$—	$182,375,280	$(22,677,868)	$—	$182,577,931

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carry forwards of $62,105,143.

MSF-27

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014 the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17
$22,677,868

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-28

Metropolitan Series Fund

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of Metropolitan Series Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-29

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-30

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-31

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-32

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-33

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Total Return Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-34

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, D, and E shares of the MFS Value Portfolio returned 10.81%, 10.56%, 10.69%, and 10.63%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 13.45%.

MARKET ENVIRONMENT/CONDITIONS

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather conditions and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (the “Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of the Fed’s monetary policy.

While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. The European Central Bank cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The combination of weak stock selection and an underweight position in the Information Technology sector detracted from Portfolio performance relative to the Russell 1000 Value Index. Within this sector, holdings of poor-performing diversified technology products and services company IBM and an underweight position during the first quarter and not owning shares of semiconductor firm Intel for the balance of the year detracted from relative results.

Stock selection in the Consumer Staples sector also weighed on relative performance. Within this sector, the Portfolio’s overweight position in tobacco company Phillip Morris, and holdings of spirits maker Diageo (United Kingdom), held back relative performance.

Stock selection and, to a lesser extent, an underweight position in the Utilities & Communications sector dampened relative results. The Portfolio’s holdings of telecommunications company Verizon Communications weighed on relative results as the stock underperformed the benchmark.

Other top relative detractors during the period included not holding shares of strong-performing investment firm Berkshire Hathaway and diversified health care company UnitedHealth. Holdings of media company Viacom, and overweight positions in financial services firm Prudential and investment management firm Franklin Resources, also hurt relative returns.

An underweight allocation to the Energy sector was a positive factor for relative performance. Here, an underweight position in integrated oil & gas company Exxon Mobil supported relative returns as the stock underperformed the benchmark.

Stock selection in the Industrial sector also benefited relative returns. Not holding weak-performing diversified industrial conglomerate General Electric, and the Portfolio’s holdings of defense contractor Lockheed Martin, bolstered relative results.

Stocks in other sectors that contributed to relative results included an overweight position in retail pharmacy chain CVS Health, and not holding shares of poor-performing precious metals company Freeport McMoRan. Holdings of tobacco company Lorillard, auto parts retailer Advance Auto Parts and soft drinks manufacturer Dr Pepper Snapple Group were also among the Portfolio’s top relative contributors. Underweight positions in telecommunications company AT&T and financial services firm Citigroup also helped.

Over the trailing 12 months ending December 31, 2014, the Portfolio reflected increased positions in Financials and to a lesser extent increased positions in Consumer Discretionary and Materials. Conversely, at the end of the period the Portfolio reflected decreased exposure to Consumer Staples, Telecommunication Services, and Industrials. Additionally, the Portfolio was overweight to Industrials, Consumer Staples, and Consumer Discretionary while

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

being underweight to Utilities, Energy, and Financials. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic or sector view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	10.81	14.54	8.37	—
Class B	10.56	14.27	—	7.81
Class D	10.69	—	—	17.77
Class E	10.63	14.39	—	7.93
Russell 1000 Value Index	13.45	15.42	7.30	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.3
Johnson & Johnson	3.5
Philip Morris International, Inc.	3.3
Wells Fargo & Co.	3.3
Pfizer, Inc.	2.8
Travelers Cos., Inc. (The)	2.4
Accenture plc - Class A	2.2
Honeywell International, Inc.	2.2
3M Co.	2.1
United Technologies Corp.	2.1

Top Sectors

% of Net Assets
Financials	26.3
Industrials	16.5
Health Care	14.4
Consumer Staples	13.1
Consumer Discretionary	11.0
Information Technology	7.0
Energy	5.9
Telecommunication Services	2.5
Materials	2.2
Utilities	0.3

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.58%	$1,000.00	$1,057.50	$3.01
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$1,056.20	$4.30
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class D(a)	Actual	0.68%	$1,000.00	$1,057.10	$3.53
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class E(a)	Actual	0.73%	$1,000.00	$1,056.60	$3.78
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—7.1%
Honeywell International, Inc.	732,499	$73,191,300
Lockheed Martin Corp.	361,010	69,519,696
Northrop Grumman Corp.	184,649	27,215,416
United Technologies Corp.	607,595	69,873,425

		239,799,837

Air Freight & Logistics—1.6%
United Parcel Service, Inc. - Class B	501,830	55,788,441

Auto Components—1.7%
Delphi Automotive plc	334,428	24,319,604
Johnson Controls, Inc.	677,176	32,734,688

		57,054,292

Banks—10.9%
Citigroup, Inc.	224,906	12,169,664
JPMorgan Chase & Co.	2,311,320	144,642,405
PNC Financial Services Group, Inc. (The)	350,707	31,995,000
U.S. Bancorp	1,472,909	66,207,259
Wells Fargo & Co.	2,059,745	112,915,221

		367,929,549

Beverages—1.5%
Diageo plc	1,584,686	45,450,615
Dr Pepper Snapple Group, Inc.	92,307	6,616,566

		52,067,181

Capital Markets—6.4%
Bank of New York Mellon Corp. (The)	1,041,155	42,239,658
BlackRock, Inc.	93,649	33,485,137
Franklin Resources, Inc.	772,152	42,754,056
Goldman Sachs Group, Inc. (The)	341,002	66,096,418
State Street Corp.	417,466	32,771,081

		217,346,350

Chemicals—1.7%
E.I. du Pont de Nemours & Co.	112,013	8,282,241
PPG Industries, Inc.	217,382	50,247,850

		58,530,091

Commercial Services & Supplies—1.2%
Tyco International plc	901,504	39,539,965

Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	332,390	16,918,651

Diversified Financial Services—1.2%
McGraw Hill Financial, Inc.	166,272	14,794,882
NASDAQ OMX Group, Inc. (The)	530,160	25,426,474

		40,221,356

Diversified Telecommunication Services—1.9%
AT&T, Inc.	274,937	9,235,134
Verizon Communications, Inc.	1,208,091	56,514,497

		65,749,631

Electric Utilities—0.2%
Duke Energy Corp.	99,432	8,306,549

Electrical Equipment—0.9%
Eaton Corp. plc	427,804	29,073,560

Energy Equipment & Services—0.8%
Baker Hughes, Inc.	104,930	5,883,425
Schlumberger, Ltd.	254,805	21,762,895

		27,646,320

Food & Staples Retailing—1.8%
CVS Health Corp.	647,443	62,355,235

Food Products—4.1%
Danone S.A.	362,583	23,853,063
General Mills, Inc.	935,532	49,891,922
Kellogg Co.	151,237	9,896,949
Nestle S.A.	749,171	54,915,389

		138,557,323

Health Care Equipment & Supplies—4.0%
Abbott Laboratories	920,442	41,438,299
Covidien plc	271,835	27,803,284
Medtronic, Inc. (b)	618,188	44,633,173
St. Jude Medical, Inc.	355,988	23,149,900

		137,024,656

Health Care Providers & Services—1.1%
Express Scripts Holding Co. (a)	422,947	35,810,922

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	344,872	32,314,506

Household Products—0.5%
Procter & Gamble Co. (The)	199,009	18,127,730

Industrial Conglomerates—3.4%
3M Co.	428,896	70,476,191
Danaher Corp.	516,816	44,296,299

		114,772,490

Insurance—7.6%
ACE, Ltd.	336,140	38,615,763
Aon plc	416,084	39,457,246
Chubb Corp. (The)	417,219	43,169,650
Prudential Financial, Inc.	593,863	53,720,847
Travelers Cos., Inc. (The)	774,975	82,031,104

		256,994,610

IT Services—4.8%
Accenture plc - Class A	847,851	75,721,573
Fidelity National Information Services, Inc.	272,001	16,918,462
Fiserv, Inc. (a)	331,639	23,536,420
International Business Machines Corp.	289,697	46,478,987

		162,655,442

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.6%
Hasbro, Inc. (b)	280,929	$15,448,286
Mattel, Inc.	151,774	4,696,646

		20,144,932

Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc.	290,255	36,366,049

Machinery—1.5%
Illinois Tool Works, Inc.	165,900	15,710,730
Pentair plc	202,548	13,453,238
Stanley Black & Decker, Inc.	209,730	20,150,859

		49,314,827

Media—4.9%
Comcast Corp. - Special Class A (b)	691,179	39,787,719
Omnicom Group, Inc. (b)	517,246	40,071,048
Time Warner, Inc.	342,835	29,284,966
Time, Inc. (b)	36,919	908,576
Viacom, Inc. - Class B	309,415	23,283,479
Walt Disney Co. (The)	362,754	34,167,799

		167,503,587

Multiline Retail—1.9%
Kohl’s Corp. (b)	147,025	8,974,406
Target Corp.	733,144	55,652,961

		64,627,367

Oil, Gas & Consumable Fuels—5.1%
Chevron Corp.	443,314	49,730,964
EOG Resources, Inc.	211,941	19,513,408
Exxon Mobil Corp.	703,248	65,015,278
Occidental Petroleum Corp.	457,599	36,887,055

		171,146,705

Pharmaceuticals—8.2%
Johnson & Johnson	1,147,939	120,039,981
Merck & Co., Inc.	794,436	45,116,021
Novartis AG	116,090	10,676,505
Pfizer, Inc.	3,019,308	94,051,444
Roche Holding AG	33,302	9,026,190

		278,910,141

Professional Services—0.2%
Equifax, Inc.	70,414	5,694,380

Real Estate Management & Development—0.2%
Canary Wharf Group plc (a) (c) (d)	767,618	6,471,443

Road & Rail—0.6%
Canadian National Railway Co.	298,394	20,562,331

Semiconductors & Semiconductor Equipment—1.2%
Texas Instruments, Inc.	743,169	39,733,531

Software—1.0%
Oracle Corp.	777,758	34,975,777

Specialty Retail—1.0%
Advance Auto Parts, Inc.	145,538	23,181,293
Bed Bath & Beyond, Inc. (a)	120,354	9,167,364

		32,348,657

Tobacco—5.1%
Altria Group, Inc.	383,120	18,876,322
Imperial Tobacco Group plc	155,694	6,818,330
Lorillard, Inc.	556,270	35,011,634
Philip Morris International, Inc.	1,390,446	113,251,827

		173,958,113

Wireless Telecommunication Services—0.6%
Vodafone Group plc	5,518,020	18,907,282

Total Common Stocks (Cost $2,364,877,512)		3,355,249,809

Convertible Preferred Stock—0.1%

Aerospace & Defense—0.1%
United Technologies Corp.
7.500%, 08/01/15 (b) (Cost $2,885,058)	55,377	3,396,271

Short-Term Investments—1.8%

Mutual Fund—1.0%
State Street Navigator Securities Lending MET Portfolio (e)	35,909,845	35,909,845

Commercial Paper—0.2%
HSBC Americas, Inc.
0.025%, 01/02/15 (f)	6,518,000	6,517,991

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $19,219,098 on 01/02/15, collateralized by $19,885,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $19,607,326.	19,219,098	19,219,098

Total Short-Term Investments (Cost $61,646,934)		61,646,934

Total Investments—101.0% (Cost $2,429,409,504) (g)		3,420,293,014
Other assets and liabilities (net)—(1.0)%		(33,648,293)

Net Assets—100.0%		$3,386,644,721

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2014

(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $80,401,432 and the collateral received consisted of cash in the amount of $35,909,845 and non-cash collateral with a value of $46,966,464. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.2% of net assets.
(d)	Illiquid security. As of December 31, 2014, these securities represent 0.2% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The rate shown represents current yield to maturity.
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $2,434,013,473. The aggregate unrealized appreciation and depreciation of investments were $1,017,131,087 and $(30,851,546), respectively, resulting in net unrealized appreciation of $986,279,541 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$239,799,837	$—	$—	$239,799,837
Air Freight & Logistics	55,788,441	—	—	55,788,441
Auto Components	57,054,292	—	—	57,054,292
Banks	367,929,549	—	—	367,929,549
Beverages	6,616,566	45,450,615	—	52,067,181
Capital Markets	217,346,350	—	—	217,346,350
Chemicals	58,530,091	—	—	58,530,091
Commercial Services & Supplies	39,539,965	—	—	39,539,965
Containers & Packaging	16,918,651	—	—	16,918,651
Diversified Financial Services	40,221,356	—	—	40,221,356
Diversified Telecommunication Services	65,749,631	—	—	65,749,631
Electric Utilities	8,306,549	—	—	8,306,549
Electrical Equipment	29,073,560	—	—	29,073,560
Energy Equipment & Services	27,646,320	—	—	27,646,320
Food & Staples Retailing	62,355,235	—	—	62,355,235
Food Products	59,788,871	78,768,452	—	138,557,323
Health Care Equipment & Supplies	137,024,656	—	—	137,024,656
Health Care Providers & Services	35,810,922	—	—	35,810,922
Hotels, Restaurants & Leisure	32,314,506	—	—	32,314,506
Household Products	18,127,730	—	—	18,127,730
Industrial Conglomerates	114,772,490	—	—	114,772,490

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$256,994,610	$—	$—	$256,994,610
IT Services	162,655,442	—	—	162,655,442
Leisure Products	20,144,932	—	—	20,144,932
Life Sciences Tools & Services	36,366,049	—	—	36,366,049
Machinery	49,314,827	—	—	49,314,827
Media	167,503,587	—	—	167,503,587
Multiline Retail	64,627,367	—	—	64,627,367
Oil, Gas & Consumable Fuels	171,146,705	—	—	171,146,705
Pharmaceuticals	259,207,446	19,702,695	—	278,910,141
Professional Services	5,694,380	—	—	5,694,380
Real Estate Management & Development	—	—	6,471,443	6,471,443
Road & Rail	20,562,331	—	—	20,562,331
Semiconductors & Semiconductor Equipment	39,733,531	—	—	39,733,531
Software	34,975,777	—	—	34,975,777
Specialty Retail	32,348,657	—	—	32,348,657
Tobacco	167,139,783	6,818,330	—	173,958,113
Wireless Telecommunication Services	—	18,907,282	—	18,907,282
Total Common Stocks	3,179,130,992	169,647,374	6,471,443	3,355,249,809
Total Convertible Preferred Stock*	3,396,271	—	—	3,396,271
Short-Term Investments
Mutual Fund	35,909,845	—	—	35,909,845
Commercial Paper	—	6,517,991	—	6,517,991
Repurchase Agreement	—	19,219,098	—	19,219,098
Total Short-Term Investments	35,909,845	25,737,089	—	61,646,934
Total Investments	$3,218,437,108	$195,384,463	$6,471,443	$3,420,293,014

Collateral for securities loaned (Liability)	$—	$(35,909,845)	$—	$(35,909,845)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Balance as of December 31, 2014	Change in Unrealized Appreciation from investments still held at December 31, 2014
Common Stocks
Real Estate Management & Development	$3,967,141	$2,504,302	$6,471,443	$2,504,302

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,420,293,014
Cash	55,661
Cash denominated in foreign currencies (c)	836
Receivable for:
Fund shares sold	302,986
Dividends	6,568,663
Prepaid expenses	9,074

Total Assets	3,427,230,234
Liabilities
Collateral for securities loaned	35,909,845
Payables for:
Investments purchased	349,147
Fund shares redeemed	2,180,861
Accrued expenses:
Management fees	1,616,784
Distribution and service fees	181,937
Deferred trustees’ fees	130,420
Other expenses	216,519

Total Liabilities	40,585,513

Net Assets	$3,386,644,721

Net assets consist of:
Paid in surplus	$1,812,832,080
Undistributed net investment income	85,278,640
Accumulated net realized gain	497,742,057
Unrealized appreciation on investments and foreign currency transactions	990,791,944

Net Assets	$3,386,644,721

Net Assets
Class A	$2,493,898,270
Class B	798,001,699
Class D	16,776,562
Class E	77,968,190
Capital Shares Outstanding*
Class A	135,673,908
Class B	43,806,365
Class D	915,179
Class E	4,262,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.38
Class B	18.22
Class D	18.33
Class E	18.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,429,409,504.
(b)	Includes securities loaned at value of $80,401,432.
(c)	Identified cost of cash denominated in foreign currencies was $840.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$109,031,801
Interest	5,071
Securities lending income	211,919

Total investment income	109,248,791
Expenses
Management fees	24,987,759
Administration fees	82,833
Custodian and accounting fees	342,178
Distribution and service fees—Class B	1,974,150
Distribution and service fees—Class D	17,459
Distribution and service fees—Class E	119,517
Audit and tax services	43,940
Legal	30,014
Trustees’ fees and expenses	43,020
Shareholder reporting	221,106
Insurance	19,333
Miscellaneous	33,037

Total expenses	27,914,346
Less management fee waiver	(5,108,863)
Less broker commission recapture	(85,334)

Net expenses	22,720,149

Net Investment Income	86,528,642

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	507,879,747
Futures contracts	725,134
Foreign currency transactions	84,150

Net realized gain	508,689,031

Net change in unrealized depreciation on:
Investments	(239,026,209)
Foreign currency transactions	(131,843)

Net change in unrealized depreciation	(239,158,052)

Net realized and unrealized gain	269,530,979

Net Increase in Net Assets From Operations	$356,059,621

(a)	Net of foreign withholding taxes of $620,190.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$86,528,642	$65,212,083
Net realized gain	508,689,031	304,976,883
Net change in unrealized appreciation (depreciation)	(239,158,052)	659,786,176

Increase in net assets from operations	356,059,621	1,029,975,142

From Distributions to Shareholders
Net investment income
Class A	(51,243,103)	(50,660,050)
Class B	(11,976,675)	(4,757,769)
Class D	(290,817)	0
Class E	(1,262,087)	(1,080,244)
Net realized capital gains
Class A	(142,976,657)	(86,020,084)
Class B	(37,471,141)	(9,119,057)
Class D	(847,551)	0
Class E	(3,849,593)	(1,987,649)

Total distributions	(249,917,624)	(153,624,853)

Increase (decrease) in net assets from capital share transactions	(692,374,108)	426,412,881

Total increase (decrease) in net assets	(586,232,111)	1,302,763,170

Net Assets
Beginning of period	3,972,876,832	2,670,113,662

End of period	$3,386,644,721	$3,972,876,832

Undistributed net investment income
End of period	$85,278,640	$64,684,656

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	4,284,122	$73,879,782	19,058,481	$292,535,588
Shares issued through acquisition	0	0	5,422,146	80,789,979
Reinvestments	11,778,033	194,219,760	9,393,823	136,680,134
Redemptions	(53,586,449)	(921,672,735)	(31,870,650)	(502,615,244)

Net increase (decrease)	(37,524,294)	$(653,573,193)	2,003,800	$7,390,457

Class B
Sales	3,256,308	$55,681,719	22,275,056	$336,307,116
Shares issued through acquisition	0	0	29,307,292	434,040,998
Reinvestments	3,020,636	49,447,816	959,670	13,876,826
Redemptions	(7,661,555)	(133,137,000)	(25,604,636)	(386,159,224)

Net increase (decrease)	(1,384,611)	$(28,007,465)	26,937,382	$398,065,716

Class D (a)
Sales	42,648	$736,968	21,906	$355,383
Shares issued through acquisition	0	0	6,526,741	97,117,903
Reinvestments	69,160	1,138,368	0	0
Redemptions	(244,658)	(4,261,229)	(5,500,618)	(82,134,513)

Net increase (decrease)	(132,850)	$(2,385,893)	1,048,029	$15,338,773

Class E
Sales	166,105	$2,896,835	18,020,419	$267,724,346
Shares issued through acquisition	0	0	1,498,859	22,243,068
Reinvestments	311,119	5,111,680	211,725	3,067,893
Redemptions	(942,744)	(16,416,072)	(19,151,436)	(287,417,372)

Net increase (decrease)	(465,520)	$(8,407,557)	579,567	$5,617,935

Increase (decrease) derived from capital shares transactions		$(692,374,108)		$426,412,881

(a)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.75	$13.80	$12.23	$12.31	$11.20

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.30	0.29	0.25	0.21
Net realized and unrealized gain (loss) on investments	1.36	4.46	1.72	(0.13)	1.06

Total from investment operations	1.79	4.76	2.01	0.12	1.27

Less Distributions
Distributions from net investment income	(0.31)	(0.30)	(0.26)	(0.20)	(0.16)
Distributions from net realized capital gains	(0.85)	(0.51)	(0.18)	0.00	0.00

Total distributions	(1.16)	(0.81)	(0.44)	(0.20)	(0.16)

Net Asset Value, End of Period	$18.38	$17.75	$13.80	$12.23	$12.31

Total Return (%) (b)	10.81	35.73	16.65	0.85	11.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.73	0.73	0.73
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.60	0.61	0.63
Ratio of net investment income to average net assets (%)	2.49	1.92	2.21	2.03	1.82
Portfolio turnover rate (%)	12	17	16	16	28
Net assets, end of period (in millions)	$2,493.9	$3,074.8	$2,363.0	$2,141.2	$2,097.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.61	$13.70	$12.15	$12.23	$11.13

Income (Loss) from Investment Operations
Net investment income (a)	0.37	0.27	0.26	0.22	0.18
Net realized and unrealized gain (loss) on investments	1.36	4.41	1.70	(0.13)	1.06

Total from investment operations	1.73	4.68	1.96	0.09	1.24

Less Distributions
Distributions from net investment income	(0.27)	(0.26)	(0.23)	(0.17)	(0.14)
Distributions from net realized capital gains	(0.85)	(0.51)	(0.18)	0.00	0.00

Total distributions	(1.12)	(0.77)	(0.41)	(0.17)	(0.14)

Net Asset Value, End of Period	$18.22	$17.61	$13.70	$12.15	$12.23

Total Return (%) (b)	10.56	35.38	16.32	0.64	11.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.85	0.86	0.88
Ratio of net investment income to average net assets (%)	2.16	1.68	1.96	1.79	1.58
Portfolio turnover rate (%)	12	17	16	16	28
Net assets, end of period (in millions)	$798.0	$795.9	$250.2	$217.7	$197.8
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2014	2013(d)
Net Asset Value, Beginning of Period	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.20
Net realized and unrealized gain on investments	1.35	2.63

Total from investment operations	1.76	2.83

Less Distributions
Distributions from net investment income	(0.29)	0.00
Distributions from net realized capital gains	(0.85)	0.00

Total distributions	(1.14)	0.00

Net Asset Value, End of Period	$18.33	$17.71

Total Return (%) (b)	10.69	19.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	(f)
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	(f)
Ratio of net investment income to average net assets (%)	2.34	1.80	(f)
Portfolio turnover rate (%)	12	17
Net assets, end of period (in millions)	$16.8	$18.6

	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.67	$13.73	$12.18	$12.25	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.28	0.27	0.23	0.19
Net realized and unrealized gain (loss) on investments	1.35	4.45	1.70	(0.12)	1.06

Total from investment operations	1.75	4.73	1.97	0.11	1.25

Less Distributions
Distributions from net investment income	(0.28)	(0.28)	(0.24)	(0.18)	(0.15)
Distributions from net realized capital gains	(0.85)	(0.51)	(0.18)	0.00	0.00

Total distributions	(1.13)	(0.79)	(0.42)	(0.18)	(0.15)

Net Asset Value, End of Period	$18.29	$17.67	$13.73	$12.18	$12.25

Total Return (%) (b)	10.63	35.63	16.39	0.81	11.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.88	0.88	0.88
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.75	0.76	0.78
Ratio of net investment income to average net assets (%)	2.28	1.81	2.05	1.85	1.67
Portfolio turnover rate (%)	12	17	16	16	28
Net assets, end of period (in millions)	$78.0	$83.5	$57.0	$58.1	$69.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was April 26, 2013.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments, convertible preferred stock and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $19,219,098, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $237,954,653 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized gains in the amount of $725,134 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$415,621,681	$0	$1,288,690,324

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $1,296,372 in purchases and $13,104,430 in sales of investments, which are included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $156,572,943 in sales transactions, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$24,987,759	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$64,772,682	$64,176,070	$185,144,942	$89,448,783	$249,917,624	$153,624,853

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$93,106,209	$494,648,876	$986,187,975	$—	$1,573,943,060

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014 the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $2,665,493,738, $280,252,781, $100 and $ 61,036,104, respectively, acquired all the assets and liabilities of both FI Value Leaders Portfolio of the Metropolitan Series Fund (“FI Value Leaders”) and Met/Franklin Mutual Shares Portfolio of the Met Investors Series Trust (“Met/Franklin”).

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
FI Value Leaders	Class A	480,168	$77,606,786	5,208,509
FI Value Leaders	Class B	359,540	57,986,718	3,915,376
FI Value Leaders	Class D	601,549	97,117,903	6,526,741
FI Value Leaders	Class E	137,895	22,243,068	1,498,859
Met/Franklin	Class A	672,085	3,183,193	213,637
Met/Franklin	Class B	80,321,180	376,054,280	25,391,916

Each shareholder of FI Value Leaders and Met/Franklin received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the FI Value Leaders and Met/Franklin Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the FI Value Leaders and Met/Franklin Portfolios. All other costs associated with the merger were not borne by the shareholders of any of the Portfolios.

FI Value Leaders’ net assets on April 26, 2013 were $77,606,786, $57,986,718, $97,117,903 and $22,243,068 for Classes A, B, D and E shares, respectively, including investments valued at $254,942,635 with a cost basis of $240,096,052. Met/Franklin’s net assets on April 26, 2013 were $3,183,193 and $376,054,280 for Class A and Class B shares, respectively, including investments valued at $377,937,821 with a cost basis of $360,776,791. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Value Leaders and Met/Franklin were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $118,206,385 in capital loss carry forwards from FI Value Leaders.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,640,974,671, which included $14,846,583 and $17,158,366 of acquired unrealized appreciation on investments and foreign currency transactions from FI Value Leaders and Met/Franklin, respectively.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$70,330,838	(a)
Net realized and unrealized gain on investments and foreign currency transactions	1,070,173,929	(b)

Net increase in net assets from operations	$1,140,504,767

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Value Leaders and Met/Franklin that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$65,212,083 net investment income as reported December 31, 2013, plus $1,232,581 from FI Value Leaders pre-merger net investment income plus $2,846,657 Met/Franklin premerger, plus $889,131 in lower net advisory fees, plus $150,386 of pro-forma eliminated other expenses.
(b)	$1,229,949,996 unrealized appreciation as reported December 31, 2013, minus $638,723,826 pro-forma December 31, 2012 unrealized appreciation, plus $304,976,883 net realized gain as reported December 31, 2013, plus $67,063,501 and $106,907,375 in net realized gain from FI Value Leaders and Met/Franklin pre-merger, respectively.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-22

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-23

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-24

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Value Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned -6.00%, -6.27%, -6.11%, and -6.33%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -4.90%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2014, driven by accommodative monetary policies by central banks around the world, strong corporate earnings, and an improving global economy. The year started on a negative note as investors remained concerned about additional Federal Reserve tapering, pressure on emerging market currencies and deteriorating situations in Ukraine, Thailand and Venezuela. Equity indexes recovered in the following months driven by strong earnings and increased corporate activity. During the third quarter, equity markets were volatile as escalating tensions between Israel and Hamas, stalling Iran nuclear talks, and further U.S. and European Union sanctions against Russia contrasted with continued easing policies by central banks around the world and stronger macroeconomic data. Equity markets declined again in October as investors continued to worry about faltering global growth, particularly in Europe and China. Growing protests in Hong Kong and continued fears about the spread of the Ebola virus also weighed on the markets. Equity markets rallied in the fourth quarter as the Bank of Japan unexpectedly expanded its economic stimulus, the People’s Bank of China cut interest rates for the first time in two years, and the European Central Bank Chairman, Mr. Draghi, said the bank was ready to increase quantitative easing if necessary. Equity markets were mixed in December as oil prices dropped significantly, the Russian ruble reached record lows, and political uncertainty continued in Greece.

The U.S. dollar strengthened during the one year period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 10.8%.

Nine of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Israel (0.4% beginning weight in the benchmark), up 23.7%, was the best-performing country. New Zealand (0.1% beginning weight), up 9.3%, and Denmark (1.2% beginning weight), up 6.7%, were the next best-performing countries. The worst-performing countries were Portugal (0.2% beginning weight), down 35.1% and Austria (0.3% beginning weight), down 29.4%.

The stocks with the largest positive impact on the benchmark return for the year were Teva Pharmaceutical (Israel), up 46.4%; AstraZeneca (U.K.), up 25.7%; and Novartis (Switzerland), up 20.0%. The stocks with the largest negative impact were BG Group (U.K.), down 36.1%; SoftBank (Japan), down 30.9%; and BHP Billiton (Australia), down 25.6%.

Some of the factors driving the foreign equity markets include geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and global unemployment rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	-6.00	5.11	4.20	—
Class B	-6.27	4.85	3.94	—
Class E	-6.11	4.95	4.04	—
Class G	-6.33	4.78	—	10.58
MSCI EAFE Index	-4.90	5.33	4.43	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	4.9
Nestle S.A.	1.8
Novartis AG	1.6
Roche Holding AG	1.4
HSBC Holdings plc	1.4
Toyota Motor Corp.	1.3
Royal Dutch Shell plc- A Shares	1.0
BP plc	0.9
Bayer AG	0.9
Commonwealth Bank of Australia	0.9

Top Countries

% of Net Assets
Japan	19.7
United Kingdom	19.6
Switzerland	8.8
France	8.7
Germany	8.7
Australia	7.0
Spain	3.3
Hong Kong	2.9
Sweden	2.9
Netherlands	2.5

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.42%	$1,000.00	$899.20	$2.01
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class B(a)	Actual	0.67%	$1,000.00	$898.10	$3.21
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class E(a)	Actual	0.57%	$1,000.00	$898.70	$2.73
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class G(a)	Actual	0.72%	$1,000.00	$897.60	$3.44
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—92.9% of Net Assets

Security Description	Shares	Value

Australia—7.0%
AGL Energy, Ltd.	49,491	$539,303
Alumina, Ltd. (a)	191,453	278,105
Amcor, Ltd.	95,202	1,050,153
AMP, Ltd.	206,717	922,088
APA Group	78,818	481,049
Asciano, Ltd.	86,457	424,307
ASX, Ltd.	16,055	480,381
Aurizon Holdings, Ltd.	157,842	592,795
AusNet Services	106,030	114,819
Australia & New Zealand Banking Group, Ltd.	199,653	5,205,937
Bank of Queensland, Ltd.	24,917	246,819
Bendigo and Adelaide Bank, Ltd.	35,779	372,738
BHP Billiton, Ltd.	233,631	5,556,970
Boral, Ltd.	61,162	262,977
Brambles, Ltd.	111,315	960,920
Caltex Australia, Ltd.	9,532	264,404
Coca-Cola Amatil, Ltd.	42,510	322,461
Cochlear, Ltd. (b)	3,466	219,272
Commonwealth Bank of Australia	117,922	8,209,279
Computershare, Ltd.	41,806	400,776
Crown Resorts, Ltd.	29,464	303,415
CSL, Ltd.	35,655	2,516,504
Dexus Property Group (REIT) (b)	65,315	370,221
Federation Centres, Ltd.	91,872	214,330
Flight Centre Travel Group, Ltd. (b)	4,009	106,288
Fortescue Metals Group, Ltd. (b)	100,245	221,436
Goodman Group (REIT) (b)	139,425	644,280
GPT Group (REIT) (b)	121,517	430,341
Healthscope, Ltd. (a)	84,711	188,008
Iluka Resources, Ltd.	29,031	139,890
Incitec Pivot, Ltd.	103,981	269,525
Insurance Australia Group, Ltd.	184,566	937,968
Lend Lease Group	37,629	502,218
Macquarie Group, Ltd.	22,297	1,054,902
Medibank Pvt, Ltd. (a)	199,900	394,248
Metcash, Ltd. (b)	63,044	95,031
Mirvac Group (REIT)	298,553	432,201
National Australia Bank, Ltd.	171,345	4,679,837
Newcrest Mining, Ltd. (a)	54,807	489,203
Novion Property Group (b)	151,292	261,086
Orica, Ltd.	26,176	402,125
Origin Energy, Ltd.	78,717	744,631
QBE Insurance Group, Ltd.	94,414	858,418
Ramsay Health Care, Ltd.	8,883	412,898
REA Group, Ltd.	3,716	136,852
Rio Tinto, Ltd.	31,918	1,500,761
Santos, Ltd.	67,710	458,561
Scentre Group (a)	398,014	1,134,473
Seek, Ltd.	22,233	311,023
Sonic Healthcare, Ltd.	32,696	492,187
Stockland (REIT) (b)	161,293	540,097
Suncorp Group, Ltd.	92,598	1,057,689
Sydney Airport	80,467	308,287
TABCORP Holdings, Ltd.	43,902	148,459
Tatts Group, Ltd.	123,533	348,363
Telstra Corp., Ltd.	317,665	1,546,331
Toll Holdings, Ltd.	41,980	200,286

Australia—(Continued)
TPG Telecom, Ltd.	21,039	115,110
Transurban Group (b)	141,082	988,596
Treasury Wine Estates, Ltd.	46,412	180,981
Wesfarmers, Ltd. (a)	80,547	2,733,275
Westfield Corp. (REIT)	143,754	1,053,528
Westpac Banking Corp.	226,172	6,094,870
Woodside Petroleum, Ltd.	54,061	1,684,668
Woolworths, Ltd.	90,176	2,252,131
WorleyParsons, Ltd.	14,841	122,706

		66,983,791

Austria—0.2%
Andritz AG	5,184	284,894
Erste Group Bank AG	19,605	449,472
IMMOFINANZ AG (a)	66,338	167,916
OMV AG (b)	13,980	369,934
Raiffeisen Bank International AG (b)	8,207	122,622
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,791	124,227
Voestalpine AG	7,496	295,498

		1,814,563

Belgium—1.2%
Ageas	15,573	552,277
Anheuser-Busch InBev NV	58,446	6,577,145
Belgacom S.A. (b)	10,680	386,721
Colruyt S.A.	5,430	251,786
Delhaize Group S.A. (b)	6,756	490,769
Groupe Bruxelles Lambert S.A.	5,864	499,128
KBC Groep NV (a)	17,912	994,125
Solvay S.A.	4,588	619,800
Telenet Group Holding NV (a)	4,184	234,990
UCB S.A.	8,852	671,780
Umicore S.A.	8,519	343,121

		11,621,642

Denmark—1.4%
AP Moeller - Maersk A/S - Class A	274	524,317
AP Moeller - Maersk A/S - Class B	566	1,125,172
Carlsberg A/S - Class B	7,997	621,083
Coloplast A/S - Class B	8,608	724,593
Danske Bank A/S	47,275	1,272,533
DSV A/S	13,261	402,894
ISS A/S (a)	7,063	203,358
Novo Nordisk A/S - Class B	146,090	6,182,005
Novozymes A/S - B Shares	17,609	738,885
Pandora A/S	8,100	657,087
TDC A/S	59,338	452,246
Tryg A/S	1,747	195,345
Vestas Wind Systems A/S (a)	15,700	567,218

		13,666,736

Finland—0.8%
Elisa Oyj	9,437	256,844
Fortum Oyj	31,487	680,416

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Kone Oyj - Class B (b)	24,546	$1,114,841
Metso Oyj	7,511	224,022
Neste Oil Oyj	9,073	219,847
Nokia Oyj	280,943	2,211,172
Nokian Renkaat Oyj (b)	7,322	179,343
Orion Oyj - Class B	6,402	198,746
Sampo Oyj - A Shares	33,940	1,591,433
Stora Enso Oyj - R Shares	40,497	360,468
UPM-Kymmene Oyj	38,111	625,808
Wartsila Oyj Abp	9,889	443,760

		8,106,700

France—8.7%
Accor S.A.	12,668	567,605
Aeroports de Paris	2,209	267,747
Air Liquide S.A.	25,210	3,110,626
Alcatel-Lucent (a) (b)	192,359	682,908
Alstom S.A. (a)	17,917	577,975
Arkema S.A.	5,073	336,414
AtoS	6,339	501,624
AXA S.A.	129,962	3,001,672
BNP Paribas S.A.	76,956	4,522,264
Bollore S.A. (b)	38,100	172,915
Bouygues S.A.	12,810	462,253
Bureau Veritas S.A.	15,060	332,551
Cap Gemini S.A.	11,630	828,382
Carrefour S.A.	47,015	1,428,411
Casino Guichard Perrachon S.A.	4,364	401,593
Christian Dior S.A.	3,972	678,644
Cie de St-Gobain	33,024	1,390,287
Cie Generale des Etablissements Michelin	14,364	1,302,275
CNP Assurances	10,520	186,287
Credit Agricole S.A.	71,301	916,624
Danone S.A.	41,416	2,724,613
Dassault Systemes S.A.	10,162	618,443
Edenred	13,868	385,074
Electricite de France S.A.	17,389	477,482
Essilor International S.A.	14,606	1,625,891
Eurazeo S.A.	2,249	157,096
Eutelsat Communications S.A.	10,813	349,556
Fonciere Des Regions (REIT)	1,625	150,369
GDF Suez	105,297	2,459,243
Gecina S.A.	1,986	248,565
Groupe Eurotunnel S.A.	32,808	423,505
Hermes International	1,907	679,987
ICADE (REIT)	3,450	276,256
Iliad S.A.	1,838	441,522
Imerys S.A.	2,253	166,145
JCDecaux S.A.	4,706	161,601
Kering	5,893	1,132,974
Klepierre (REIT)	6,803	293,027
L’Oreal S.A.	18,411	3,090,969
Lafarge S.A.	13,327	935,347
Lagardere SCA	8,303	215,490
Legrand S.A.	18,368	961,544
LVMH Moet Hennessy Louis Vuitton S.A. (b)	20,755	3,282,073

France—(Continued)
Natixis S.A.	61,277	402,947
Numericable-SFR (a)	6,900	340,241
Orange S.A.	137,169	2,332,734
Pernod-Ricard S.A.	15,449	1,712,938
Peugeot S.A. (a) (b)	27,000	329,369
Publicis Groupe S.A.	13,551	970,566
Renault S.A.	14,233	1,040,085
Rexel S.A.	20,012	357,351
Safran S.A.	19,416	1,195,035
Sanofi	86,235	7,859,107
Schneider Electric SE	37,978	2,759,552
SCOR SE	11,686	353,651
SES S.A.	24,380	874,537
Societe BIC S.A.	1,753	232,648
Societe Generale S.A.	52,822	2,219,649
Sodexo S.A.	6,625	649,578
Suez Environnement Co.	22,682	393,199
Technip S.A.	6,959	415,547
Thales S.A.	6,811	367,495
Total S.A.	155,565	8,020,811
Unibail-Rodamco SE	6,973	1,782,212
Valeo S.A.	5,216	649,691
Vallourec S.A. (b)	8,091	220,938
Veolia Environnement S.A.	28,889	513,026
Vinci S.A.	35,881	1,963,433
Vivendi S.A. (a)	89,665	2,236,708
Wendel S.A.	2,267	253,358
Zodiac Aerospace	12,210	412,058

		83,784,293

Germany—8.1%
Adidas AG	15,290	1,065,686
Allianz SE	33,153	5,508,493
Axel Springer SE (b)	3,006	181,288
BASF SE	66,810	5,647,697
Bayer AG	60,138	8,221,431
Bayerische Motoren Werke (BMW) AG	23,723	2,576,409
Beiersdorf AG	6,838	557,724
Brenntag AG	12,657	712,201
Commerzbank AG (a)	75,217	999,237
Continental AG	7,824	1,661,446
Daimler AG	69,831	5,826,044
Deutsche Annington Immobilien SE	17,819	606,121
Deutsche Bank AG	98,784	2,985,821
Deutsche Boerse AG	13,869	993,909
Deutsche Lufthansa AG	17,782	297,791
Deutsche Post AG	70,487	2,306,239
Deutsche Telekom AG	231,391	3,708,798
Deutsche Wohnen AG	20,600	489,461
E.ON SE	145,720	2,502,300
Fraport AG Frankfurt Airport Services Worldwide (b)	2,305	133,535
Fresenius Medical Care AG & Co. KGaA	15,540	1,163,027
Fresenius SE & Co. KGaA	26,601	1,389,109
GEA Group AG	12,718	563,113
Hannover Rueck SE	5,287	479,568

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
HeidelbergCement AG	10,797	$768,080
Henkel AG & Co. KGaA	8,633	840,642
Hugo Boss AG	3,084	378,635
Infineon Technologies AG	79,317	850,361
K&S AG (b)	11,843	328,868
Kabel Deutschland Holding AG (a)	1,650	224,390
Lanxess AG	7,402	344,365
Linde AG	13,518	2,521,374
MAN SE	3,022	337,036
Merck KGaA	9,291	881,396
Metro AG	11,432	350,007
Muenchener Rueckversicherungs-Gesellschaft AG	12,534	2,511,084
OSRAM Licht AG (a)	5,409	213,129
ProSiebenSat.1 Media AG	15,354	646,846
RTL Group S.A. (Frankfurt Exchange) (a)	2,700	256,579
RWE AG	34,949	1,094,180
SAP SE	67,036	4,739,813
Siemens AG	57,671	6,540,480
Symrise AG	8,990	545,189
Telefonica Deutschland Holding AG (a)	38,600	206,141
ThyssenKrupp AG (a)	31,754	816,729
TUI AG	20,000	331,496
TUI AG (a)	12,856	206,671
United Internet AG	8,781	398,201
Volkswagen AG	2,495	543,647

		77,451,787

Hong Kong—2.9%
AIA Group, Ltd.	875,400	4,803,476
ASM Pacific Technology, Ltd. (b)	14,200	134,997
Bank of East Asia, Ltd. (b)	103,920	417,471
BOC Hong Kong Holdings, Ltd. (b)	290,465	965,188
Cathay Pacific Airways, Ltd.	87,000	189,080
Cheung Kong Holdings, Ltd.	105,000	1,754,696
Cheung Kong Infrastructure Holdings, Ltd.	43,000	317,712
CLP Holdings, Ltd.	132,877	1,153,019
First Pacific Co., Ltd.	173,250	170,790
Galaxy Entertainment Group, Ltd.	181,000	1,007,540
Hang Lung Properties, Ltd.	161,000	448,677
Hang Seng Bank, Ltd.	53,200	884,556
Henderson Land Development Co., Ltd.	81,070	561,690
HKT Trust / HKT, Ltd.	189,980	246,693
Hong Kong & China Gas Co., Ltd.	442,163	1,004,538
Hong Kong Exchanges and Clearing, Ltd.	79,300	1,744,450
Hutchison Whampoa, Ltd.	160,000	1,833,782
Hysan Development Co., Ltd.	45,000	199,947
Kerry Properties, Ltd.	46,500	167,694
Li & Fung, Ltd.	429,600	401,752
Link REIT (The)	161,141	1,004,830
MGM China Holdings, Ltd.	71,200	179,485
MTR Corp., Ltd.	95,000	387,991
New World Development Co., Ltd.	348,707	398,850
Noble Group, Ltd.	305,909	262,530
NWS Holdings, Ltd.	93,000	170,073
PCCW, Ltd.	281,000	192,145
Power Assets Holdings, Ltd.	99,549	961,039

Hong Kong—(Continued)
Sands China, Ltd.	190,000	925,309
Sino Land Co., Ltd.	193,600	308,762
SJM Holdings, Ltd.	141,000	221,894
Sun Hung Kai Properties, Ltd.	126,250	1,909,028
Swire Pacific, Ltd. - Class A	43,317	561,123
Swire Properties, Ltd.	83,600	247,253
Techtronic Industries Co., Ltd.	96,000	307,642
WH Group, Ltd. (a) (b)	270,000	153,773
Wharf Holdings, Ltd. (The)	104,976	753,839
Wheelock & Co., Ltd.	68,000	315,723
Wynn Macau, Ltd.	104,000	290,594
Yue Yuen Industrial Holdings, Ltd.	50,500	181,486

		28,141,117

Ireland—0.8%
Bank of Ireland (a)	2,013,826	750,858
CRH plc	54,640	1,314,600
Experian plc	72,050	1,215,825
James Hardie Industries plc	30,172	322,033
Kerry Group plc - Class A	11,180	771,376
Shire plc	44,035	3,116,917

		7,491,609

Israel—0.6%
Bank Hapoalim B.M.	85,977	406,430
Bank Leumi Le-Israel B.M. (a)	101,093	347,623
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	317,244
Israel Chemicals, Ltd.	45,583	329,553
NICE Systems, Ltd.	5,213	264,503
Teva Pharmaceutical Industries, Ltd.	62,247	3,584,669

		5,250,022

Italy—1.9%
Assicurazioni Generali S.p.A.	82,143	1,678,630
Atlantia S.p.A.	28,975	672,990
Banca Monte dei Paschi di Siena S.p.A. (a)	305,070	173,466
Banco Popolare SC (a)	24,000	287,303
Enel Green Power S.p.A.	152,537	316,922
Enel S.p.A.	474,939	2,123,568
ENI S.p.A.	188,316	3,288,978
Exor S.p.A.	6,830	278,646
Finmeccanica S.p.A. (a)	28,782	267,242
Intesa Sanpaolo S.p.A.	845,395	2,445,593
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	160,983
Luxottica Group S.p.A.	11,742	642,847
Mediobanca S.p.A.	44,816	362,862
Pirelli & C S.p.A.	17,048	228,953
Prysmian S.p.A.	13,126	238,909
Saipem S.p.A. (a) (b)	18,391	193,148
Snam S.p.A.	138,413	682,809
Telecom Italia S.p.A. (a) (b)	780,821	828,076
Telecom Italia S.p.A. - Risparmio Shares	501,246	418,959
Terna Rete Elettrica Nazionale S.p.A.	118,746	537,931
UniCredit S.p.A.	315,741	2,012,378

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Unione di Banche Italiane SCPA	56,320	$400,906
UnipolSai S.p.A.	64,500	172,832

		18,414,931

Japan—19.7%
Advantest Corp. (b)	12,200	151,859
Aeon Co., Ltd. (b)	51,500	517,873
AEON Financial Service Co., Ltd. (b)	8,400	164,055
Aeon Mall Co., Ltd.	6,800	120,134
Air Water, Inc.	10,000	158,374
Aisin Seiki Co., Ltd.	13,000	466,807
Ajinomoto Co., Inc.	44,000	814,526
Alfresa Holdings Corp.	12,000	144,886
Amada Co., Ltd. (b)	27,000	231,271
ANA Holdings, Inc.	84,000	206,557
Aozora Bank, Ltd.	77,000	238,744
Asahi Glass Co., Ltd. (b)	72,000	351,247
Asahi Group Holdings, Ltd.	30,700	946,684
Asahi Kasei Corp.	97,000	888,091
Asics Corp.	11,000	262,624
Astellas Pharma, Inc.	158,700	2,206,606
Bandai Namco Holdings, Inc.	12,500	265,063
Bank of Kyoto, Ltd. (The)	22,000	183,837
Bank of Yokohama, Ltd. (The)	83,000	450,049
Benesse Holdings, Inc.	5,000	148,386
Bridgestone Corp.	47,200	1,638,668
Brother Industries, Ltd.	16,400	297,256
Calbee, Inc.	5,500	189,682
Canon, Inc.	81,400	2,582,937
Casio Computer Co., Ltd.	16,900	259,288
Central Japan Railway Co.	10,400	1,558,730
Chiba Bank, Ltd. (The)	49,000	321,293
Chubu Electric Power Co., Inc. (a)	47,800	561,800
Chugai Pharmaceutical Co., Ltd.	15,100	370,830
Chugoku Bank, Ltd. (The)	12,000	163,695
Chugoku Electric Power Co., Inc. (The)	23,700	310,072
Citizen Holdings Co., Ltd.	20,500	157,562
Credit Saison Co., Ltd.	10,500	195,173
Dai Nippon Printing Co., Ltd.	40,000	360,662
Dai-ichi Life Insurance Co., Ltd. (The)	77,000	1,167,332
Daicel Corp.	22,000	257,335
Daihatsu Motor Co., Ltd. (b)	14,000	183,465
Daiichi Sankyo Co., Ltd.	45,200	631,312
Daikin Industries, Ltd.	16,800	1,082,516
Daito Trust Construction Co., Ltd.	5,000	565,584
Daiwa House Industry Co., Ltd. (b)	47,500	898,584
Daiwa Securities Group, Inc.	126,000	980,298
Denso Corp.	36,700	1,708,785
Dentsu, Inc.	15,200	639,055
Don Quijote Holdings Co., Ltd.	4,100	279,778
East Japan Railway Co.	24,700	1,848,765
Eisai Co., Ltd.	18,200	704,534
Electric Power Development Co., Ltd.	8,800	297,576
FamilyMart Co., Ltd. (b)	4,300	160,372
FANUC Corp.	13,900	2,291,837
Fast Retailing Co., Ltd.	3,900	1,419,532

Japan—(Continued)
Fuji Electric Co., Ltd.	43,000	171,371
Fuji Heavy Industries, Ltd.	42,000	1,477,614
FUJIFILM Holdings Corp.	32,600	982,885
Fujitsu, Ltd.	135,000	718,437
Fukuoka Financial Group, Inc.	53,000	273,375
Gunma Bank, Ltd. (The)	26,000	168,491
Hachijuni Bank, Ltd. (The)	30,000	192,922
Hakuhodo DY Holdings, Inc. (b)	17,600	168,533
Hamamatsu Photonics KK	4,800	229,146
Hankyu Hanshin Holdings, Inc.	83,000	446,112
Hino Motors, Ltd.	19,000	248,321
Hirose Electric Co., Ltd.	2,200	255,870
Hiroshima Bank, Ltd. (The)	38,000	180,451
Hitachi Chemical Co., Ltd.	8,000	141,578
Hitachi Construction Machinery Co., Ltd.	6,400	135,562
Hitachi High-Technologies Corp.	4,800	138,363
Hitachi Metals, Ltd.	20,000	340,268
Hitachi, Ltd.	347,000	2,536,653
Hokuhoku Financial Group, Inc.	85,000	171,630
Hokuriku Electric Power Co.	12,000	153,098
Honda Motor Co., Ltd.	120,900	3,512,363
Hoya Corp.	31,900	1,067,019
Hulic Co., Ltd.	18,600	184,731
IHI Corp.	99,000	502,174
Inpex Corp.	63,200	700,553
Isetan Mitsukoshi Holdings, Ltd.	22,600	276,794
Isuzu Motors, Ltd.	42,000	511,935
ITOCHU Corp.	116,900	1,248,656
Iyo Bank, Ltd. (The)	17,000	184,091
J Front Retailing Co., Ltd.	15,000	174,512
Japan Airlines Co., Ltd.	8,400	245,134
Japan Exchange Group, Inc.	18,500	430,606
Japan Prime Realty Investment Corp.	49	169,943
Japan Real Estate Investment Corp. (REIT)	105	504,840
Japan Retail Fund Investment Corp. (REIT)	202	425,576
Japan Tobacco, Inc.	82,200	2,254,890
JFE Holdings, Inc.	35,500	789,418
JGC Corp.	14,000	288,250
Joyo Bank, Ltd. (The) (b)	54,000	267,713
JSR Corp.	11,300	193,855
JTEKT Corp.	20,000	338,413
JX Holdings, Inc.	163,100	634,810
Kajima Corp. (b)	59,000	243,603
Kakaku.com, Inc. (b)	11,000	157,995
Kamigumi Co., Ltd.	17,000	151,046
Kansai Electric Power Co., Inc. (The) (a)	55,000	522,752
Kansai Paint Co., Ltd.	15,000	231,596
Kao Corp.	39,800	1,568,587
Kawasaki Heavy Industries, Ltd.	96,000	437,983
KDDI Corp.	42,500	2,656,684
Keihan Electric Railway Co., Ltd.	39,000	208,095
Keikyu Corp.	36,000	266,374
Keio Corp.	45,000	322,646
Keisei Electric Railway Co., Ltd.	20,000	243,652
Keyence Corp.	3,300	1,460,293
Kikkoman Corp.	12,000	294,123
Kintetsu Corp.	121,120	399,101

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kirin Holdings Co., Ltd. (b)	62,000	$767,266
Kobe Steel, Ltd.	272,000	470,065
Koito Manufacturing Co., Ltd.	7,000	213,293
Komatsu, Ltd.	67,200	1,488,363
Konami Corp.	8,300	152,892
Konica Minolta, Inc.	37,000	398,720
Kubota Corp.	80,000	1,160,586
Kuraray Co., Ltd.	24,500	279,059
Kurita Water Industries, Ltd.	7,100	148,186
Kyocera Corp.	24,900	1,140,167
Kyowa Hakko Kirin Co., Ltd.	20,000	188,082
Kyushu Electric Power Co., Inc. (a)	28,400	284,156
Lawson, Inc. (b)	4,900	296,011
LIXIL Group Corp.	18,800	397,202
M3, Inc.	18,600	309,005
Mabuchi Motor Co., Ltd.	3,600	141,736
Makita Corp.	9,500	429,402
Marubeni Corp.	133,500	799,470
Marui Group Co., Ltd.	16,000	144,563
Mazda Motor Corp.	41,400	992,818
MEIJI Holdings Co., Ltd. (b)	5,100	464,038
Minebea Co., Ltd.	24,000	350,949
Miraca Holdings, Inc.	4,000	172,213
Mitsubishi Chemical Holdings Corp.	95,500	464,611
Mitsubishi Corp.	101,300	1,856,047
Mitsubishi Electric Corp.	141,000	1,677,140
Mitsubishi Estate Co., Ltd.	91,000	1,924,109
Mitsubishi Gas Chemical Co., Inc. (b)	26,000	130,485
Mitsubishi Heavy Industries, Ltd.	225,000	1,242,870
Mitsubishi Logistics Corp.	10,000	144,437
Mitsubishi Materials Corp.	79,000	262,362
Mitsubishi Motors Corp.	44,999	411,842
Mitsubishi Tanabe Pharma Corp.	15,000	219,600
Mitsubishi UFJ Financial Group, Inc.	928,288	5,083,199
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	195,921
Mitsui & Co., Ltd.	122,717	1,638,928
Mitsui Chemicals, Inc. (b)	57,000	161,752
Mitsui Fudosan Co., Ltd.	68,000	1,827,141
Mitsui OSK Lines, Ltd. (b)	75,000	222,569
Mizuho Financial Group, Inc.	1,654,800	2,777,891
MS&AD Insurance Group Holdings	40,200	953,909
Murata Manufacturing Co., Ltd.	15,300	1,669,670
Nabtesco Corp.	7,000	167,889
Nagoya Railroad Co., Ltd. (b)	62,000	230,627
NEC Corp.	185,000	538,813
NGK Insulators, Ltd.	23,000	473,239
NGK Spark Plug Co., Ltd.	12,000	362,020
NH Foods, Ltd.	14,000	305,930
Nidec Corp.	15,700	1,017,365
Nikon Corp.	23,100	306,428
Nintendo Co., Ltd.	7,500	780,910
Nippon Building Fund, Inc. (REIT)	118	590,632
Nippon Express Co., Ltd.	59,000	299,775
Nippon Paint Holdings Co., Ltd. (b)	13,000	376,969
Nippon Prologis REIT, Inc.	109	236,078
Nippon Steel Sumitomo Metal Corp.	556,000	1,378,510
Nippon Telegraph & Telephone Corp.	28,200	1,449,724

Japan—(Continued)
Nippon Yusen KK	142,000	401,255
Nissan Motor Co., Ltd.	181,800	1,582,003
Nisshin Seifun Group, Inc.	15,700	151,976
Nissin Foods Holdings Co., Ltd.	4,700	224,703
Nitori Holdings Co., Ltd.	5,300	284,541
Nitto Denko Corp.	12,600	703,960
NOK Corp.	7,100	180,149
Nomura Holdings, Inc.	274,700	1,561,704
Nomura Real Estate Holdings, Inc.	13,100	224,894
Nomura Research Institute, Ltd.	8,200	251,547
NSK, Ltd.	39,000	461,451
NTT Data Corp.	10,776	402,442
NTT DoCoMo, Inc.	114,200	1,670,073
Obayashi Corp. (b)	45,000	288,938
Odakyu Electric Railway Co., Ltd. (b)	44,000	390,072
OJI Holdings Corp.	68,000	243,792
Olympus Corp. (a)	19,600	689,961
Omron Corp.	16,400	734,350
Ono Pharmaceutical Co., Ltd.	6,400	566,573
Oriental Land Co., Ltd.	4,000	916,399
ORIX Corp.	96,000	1,198,934
Osaka Gas Co., Ltd.	127,000	474,221
Otsuka Holdings Co., Ltd.	28,200	844,961
Panasonic Corp.	161,200	1,892,069
Rakuten, Inc. (a)	56,700	788,655
Recruit Holdings Co., Ltd. (a) (b)	10,200	288,500
Resona Holdings, Inc.	156,800	790,628
Ricoh Co., Ltd.	51,000	517,591
Rinnai Corp.	2,800	188,363
Rohm Co., Ltd.	6,700	406,090
Santen Pharmaceutical Co., Ltd.	5,500	294,055
SBI Holdings, Inc.	19,011	206,234
Secom Co., Ltd.	15,800	906,873
Sega Sammy Holdings, Inc.	13,300	170,468
Seibu Holdings, Inc. (b)	9,000	183,442
Seiko Epson Corp.	10,000	419,631
Sekisui Chemical Co., Ltd.	28,000	336,755
Sekisui House, Ltd.	46,800	612,389
Seven & I Holdings Co., Ltd.	55,000	1,981,987
Seven Bank, Ltd.	43,000	180,804
Sharp Corp. (a) (b)	103,000	228,042
Shikoku Electric Power Co., Inc. (a)	15,100	182,874
Shimadzu Corp.	17,000	172,844
Shimamura Co., Ltd.	1,400	120,506
Shimano, Inc.	5,600	723,666
Shimizu Corp.	54,000	367,344
Shin-Etsu Chemical Co., Ltd.	30,100	1,956,344
Shinsei Bank, Ltd.	160,000	279,062
Shionogi & Co., Ltd.	25,000	647,014
Shiseido Co., Ltd. (b)	29,300	409,906
Shizuoka Bank, Ltd. (The)	41,000	374,670
SMC Corp.	4,000	1,040,629
SoftBank Corp.	70,000	4,161,861
Sompo Japan Nipponkoa Holdings, Inc.	27,699	695,409
Sony Corp.	75,300	1,531,549
Sony Financial Holdings, Inc.	12,800	188,568
Stanley Electric Co., Ltd.	11,800	254,813

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sumitomo Chemical Co., Ltd.	109,000	$431,145
Sumitomo Corp.	81,000	831,152
Sumitomo Electric Industries, Ltd.	56,334	702,196
Sumitomo Heavy Industries, Ltd.	39,000	209,388
Sumitomo Metal Mining Co., Ltd.	40,000	596,301
Sumitomo Mitsui Financial Group, Inc.	94,700	3,418,466
Sumitomo Mitsui Trust Holdings, Inc.	232,262	885,551
Sumitomo Realty & Development Co., Ltd.	28,000	952,918
Sumitomo Rubber Industries, Ltd.	12,500	185,933
Suntory Beverage & Food, Ltd.	10,400	358,745
Suruga Bank, Ltd.	13,000	237,962
Suzuken Co., Ltd.	5,300	146,336
Suzuki Motor Corp.	26,200	786,843
Sysmex Corp.	12,400	549,576
T&D Holdings, Inc.	49,200	591,327
Taiheiyo Cement Corp.	82,000	257,780
Taisei Corp. (b)	69,000	392,388
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	182,834
Takashimaya Co., Ltd.	19,000	152,231
Takeda Pharmaceutical Co., Ltd.	56,900	2,358,840
TDK Corp.	8,400	494,450
Teijin, Ltd.	66,000	175,596
Terumo Corp.	21,600	491,461
THK Co., Ltd.	7,700	185,726
Tobu Railway Co., Ltd.	73,000	311,662
Toho Co., Ltd.	8,500	192,684
Toho Gas Co., Ltd. (b)	31,000	151,774
Tohoku Electric Power Co., Inc.	39,800	461,891
Tokio Marine Holdings, Inc.	49,400	1,602,714
Tokyo Electric Power Co., Inc. (a)	97,600	397,327
Tokyo Electron, Ltd.	12,400	940,096
Tokyo Gas Co., Ltd.	170,000	916,468
Tokyo Tatemono Co., Ltd.	29,000	210,994
Tokyu Corp.	96,000	594,990
Tokyu Fudosan Holdings Corp.	37,000	254,699
TonenGeneral Sekiyu KK (b)	18,000	153,724
Toppan Printing Co., Ltd.	41,000	266,657
Toray Industries, Inc.	111,000	888,144
Toshiba Corp.	313,000	1,324,095
TOTO, Ltd.	19,000	220,781
Toyo Seikan Group Holdings, Ltd.	10,200	125,711
Toyo Suisan Kaisha, Ltd. (b)	6,000	193,549
Toyota Industries Corp.	12,600	643,208
Toyota Motor Corp.	200,600	12,497,531
Toyota Tsusho Corp.	14,200	327,883
Trend Micro, Inc. (a) (b)	7,000	191,335
Unicharm Corp.	26,700	641,909
United Urban Investment Corp.	167	262,061
USS Co., Ltd.	16,600	255,212
West Japan Railway Co.	11,700	553,884
Yahoo Japan Corp. (b)	101,500	365,902
Yakult Honsha Co., Ltd. (b)	6,300	332,154
Yamada Denki Co., Ltd. (b)	55,900	186,399
Yamaguchi Financial Group, Inc.	15,000	154,380
Yamaha Corp.	11,000	163,229
Yamaha Motor Co., Ltd.	17,800	357,639
Yamato Holdings Co., Ltd. (b)	27,000	531,131

Japan—(Continued)
Yaskawa Electric Corp. (b)	18,000	230,020
Yokogawa Electric Corp.	16,300	179,256

		189,375,873

Luxembourg—0.2%
Altice S.A. (a)	6,070	478,995
ArcelorMittal	75,087	813,285
Tenaris S.A. (b)	32,705	493,995

		1,786,275

Netherlands—2.5%
Aegon NV	126,769	951,148
Airbus Group NV	42,069	2,089,450
Akzo Nobel NV	16,759	1,162,147
ASML Holding NV	25,568	2,739,271
Boskalis Westminster NV	6,001	328,084
CNH Industrial NV	78,026	628,999
Corio NV	6,705	327,221
Delta Lloyd NV	13,897	305,425
Fiat Chrysler Automobiles NV (a)	59,813	692,635
Gemalto NV (b)	5,659	462,259
Heineken Holding NV	8,233	516,066
Heineken NV	16,408	1,165,613
ING Groep NV (a)	285,044	3,690,639
Koninklijke Ahold NV	66,939	1,189,910
Koninklijke DSM NV	12,095	735,454
Koninklijke KPN NV	230,706	727,365
Koninklijke Philips NV	70,528	2,047,792
Koninklijke Vopak NV (b)	4,391	227,472
NN Group NV (a)	8,893	264,989
OCI NV (a) (b)	6,200	215,173
QIAGEN NV (a)	20,370	477,027
Randstad Holding NV	9,402	452,157
Reed Elsevier NV	53,546	1,279,682
STMicroelectronics NV	44,693	333,303
TNT Express NV	37,717	250,586
Wolters Kluwer NV	20,745	633,462

		23,893,329

New Zealand—0.1%
Auckland International Airport, Ltd.	99,212	327,165
Contact Energy, Ltd.	29,187	145,544
Fletcher Building, Ltd.	56,031	362,114
Ryman Healthcare, Ltd.	29,900	198,892
Spark New Zealand, Ltd.	137,816	334,580

		1,368,295

Norway—0.6%
DNB ASA	70,539	1,033,873
Gjensidige Forsikring ASA	14,357	232,467
Norsk Hydro ASA	92,923	519,530
Orkla ASA	68,492	464,019
Seadrill, Ltd. (b)	27,606	315,895
Statoil ASA	82,820	1,442,750
Subsea 7 S.A. (b)	18,500	187,538

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Telenor ASA	58,784	$1,178,240
Yara International ASA	12,261	545,074

		5,919,386

Portugal—0.1%
Banco Comercial Portugues S.A. - Class R (a)	2,472,000	194,386
Banco Espirito Santo S.A. (a) (d)	199,038	0
EDP - Energias de Portugal S.A.	162,515	628,515
Galp Energia SGPS S.A.	31,688	320,586
Jeronimo Martins SGPS S.A. (b)	16,641	166,795

		1,310,282

Singapore—1.5%
Ascendas Real Estate Investment Trust	141,000	253,015
CapitaCommercial Trust (REIT)	143,000	189,224
CapitaLand, Ltd.	174,000	432,172
CapitaMall Trust (REIT)	240,200	369,479
City Developments, Ltd.	34,000	262,417
ComfortDelGro Corp., Ltd.	153,000	299,436
DBS Group Holdings, Ltd.	125,467	1,936,858
Genting Singapore plc (b)	418,200	338,722
Global Logistic Properties, Ltd.	278,000	519,742
Golden Agri-Resources, Ltd.	492,569	170,765
Hutchison Port Holdings Trust - Class U	538,000	370,741
Jardine Cycle & Carriage, Ltd.	8,000	256,792
Keppel Corp., Ltd.	102,700	685,050
Oversea-Chinese Banking Corp., Ltd.	219,364	1,723,477
Sembcorp Industries, Ltd.	71,000	238,016
Sembcorp Marine, Ltd. (b)	63,000	155,136
Singapore Airlines, Ltd.	36,940	322,860
Singapore Exchange, Ltd.	56,000	329,150
Singapore Press Holdings, Ltd. (b)	107,250	340,558
Singapore Technologies Engineering, Ltd.	130,000	332,711
Singapore Telecommunications, Ltd.	581,820	1,707,276
StarHub, Ltd.	44,000	137,738
Suntec Real Estate Investment Trust	179,000	264,501
United Overseas Bank, Ltd.	95,392	1,762,995
UOL Group, Ltd.	33,000	173,119
Wilmar International, Ltd.	130,000	317,025

		13,888,975

Spain—3.3%
Abertis Infraestructuras S.A.	30,059	593,846
ACS Actividades de Construccion y Servicios S.A.	12,561	434,923
Amadeus IT Holding S.A. - A Shares	29,560	1,174,632
Banco Bilbao Vizcaya Argentaria S.A.	440,110	4,142,104
Banco de Sabadell S.A. (b)	247,269	647,782
Banco Popular Espanol S.A. (b)	127,880	633,170
Banco Santander S.A.	898,288	7,511,326
Bankia S.A. (a)	323,299	479,296
Bankinter S.A.	48,939	390,221
CaixaBank S.A.	167,811	871,639
Distribuidora Internacional de Alimentacion S.A.	40,028	269,147

Spain—(Continued)
Enagas S.A.	15,504	490,745
Ferrovial S.A. (b)	29,447	580,214
Gas Natural SDG S.A.	24,586	618,506
Grifols S.A.	11,921	474,547
Iberdrola S.A.	373,386	2,512,206
Inditex S.A.	78,024	2,235,617
International Consolidated Airlines Group S.A. - Class DI (a)	71,373	528,300
Mapfre S.A.	74,474	250,796
Red Electrica Corp. S.A.	7,572	664,723
Repsol S.A. (b)	77,297	1,436,809
Telefonica S.A. (b)	306,208	4,379,988
Zardoya Otis S.A. (b)	9,525	105,406

		31,425,943

Sweden—2.9%
Alfa Laval AB	20,852	392,848
Assa Abloy AB - Class B	25,666	1,350,703
Atlas Copco AB - A Shares (b)	47,637	1,320,538
Atlas Copco AB - B Shares	26,827	684,540
Boliden AB	18,744	297,402
Electrolux AB - Series B	17,118	500,166
Elekta AB - B Shares	26,324	267,544
Getinge AB - B Shares	13,484	304,994
Hennes & Mauritz AB - B Shares	70,872	2,927,618
Hexagon AB - B Shares	17,090	526,298
Husqvarna AB - B Shares	25,677	188,049
ICA Gruppen AB	5,619	219,013
Industrivarden AB - C Shares	8,655	149,698
Investment AB Kinnevik - B Shares	16,520	533,529
Investor AB - B Shares	35,158	1,268,779
Lundin Petroleum AB (a) (b)	16,017	228,072
Millicom International Cellular S.A. (b)	5,384	398,740
Nordea Bank AB	217,262	2,498,786
Sandvik AB	84,986	824,026
Securitas AB - B Shares	21,462	258,952
Skandinaviska Enskilda Banken AB - Class A	113,626	1,431,309
Skanska AB - B Shares	30,119	641,216
SKF AB - B Shares	26,654	558,377
Svenska Cellulosa AB SCA - B Shares	40,587	872,857
Svenska Handelsbanken AB - A Shares	35,702	1,660,061
Swedbank AB - A Shares	64,776	1,605,085
Swedish Match AB	14,499	450,350
Tele2 AB - B Shares	21,032	253,554
Telefonaktiebolaget LM Ericsson - B Shares	219,192	2,643,532
TeliaSonera AB	181,622	1,163,123
Volvo AB - B Shares	112,044	1,205,003

		27,624,762

Switzerland—8.8%
ABB, Ltd. (a)	159,830	3,382,547
Actelion, Ltd. (a)	7,563	870,583
Adecco S.A. (a)	11,954	819,350
Aryzta AG (a)	7,132	548,308
Baloise Holding AG	3,194	408,149
Barry Callebaut AG (a)	132	135,266

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Chocoladefabriken Lindt & Spruengli AG	7	$401,998
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	400,102
Cie Financiere Richemont S.A.	38,761	3,435,246
Coca-Cola HBC AG (a)	13,800	262,680
Credit Suisse Group AG (a)	110,853	2,780,493
EMS-Chemie Holding AG	579	235,205
Geberit AG	2,659	904,117
Givaudan S.A. (a)	646	1,155,724
Holcim, Ltd. (a)	16,305	1,158,461
Julius Baer Group, Ltd. (a)	15,588	711,753
Kuehne & Nagel International AG (b)	4,135	562,387
Lonza Group AG (a)	3,785	426,795
Nestle S.A.	234,387	17,190,438
Novartis AG	167,189	15,384,462
Pargesa Holding S.A.	1,694	130,567
Partners Group Holding AG	1,228	356,326
Roche Holding AG	51,064	13,848,071
Schindler Holding AG	1,428	204,927
Schindler Holding AG (Participation Certificate)	3,222	465,169
SGS S.A.	429	875,190
Sika AG	170	498,887
Sonova Holding AG	4,058	595,204
Sulzer AG	1,649	175,282
Swatch Group AG (The)	3,213	278,060
Swatch Group AG (The) - Bearer Shares	2,384	1,059,171
Swiss Life Holding AG (a)	2,159	510,485
Swiss Prime Site AG (a)	3,833	281,006
Swiss Re AG (a)	25,597	2,142,971
Swisscom AG	1,631	856,914
Syngenta AG	6,727	2,161,238
Transocean, Ltd. (Swiss-Traded Shares) (b)	24,746	453,768
UBS Group AG (a)	265,394	4,564,568
Zurich Insurance Group AG (a)	11,105	3,479,376

		84,111,244

United Kingdom—19.6%
3i Group plc	83,477	580,391
Aberdeen Asset Management plc	61,345	409,902
Admiral Group plc	16,009	327,979
Aggreko plc	17,661	411,645
Amec Foster Wheeler plc	28,170	368,842
Anglo American plc	100,587	1,861,830
Antofagasta plc	26,957	313,109
ARM Holdings plc	102,474	1,578,579
Ashtead Group plc	36,539	646,250
Associated British Foods plc	27,546	1,338,898
AstraZeneca plc	91,758	6,457,464
Aviva plc	220,270	1,651,208
Babcock International Group plc	22,688	371,352
BAE Systems plc	224,576	1,640,094
Barclays plc	1,191,899	4,482,814
BG Group plc	247,868	3,300,678
BHP Billiton plc	156,033	3,338,906
BP plc	1,340,046	8,512,487
British American Tobacco plc	135,314	7,355,194

United Kingdom—(Continued)
British Land Co. plc (The)	73,348	881,502
BT Group plc	588,319	3,653,548
Bunzl plc	27,344	745,704
Burberry Group plc	32,742	829,983
Capita plc	48,717	816,797
Carnival plc	15,318	691,924
Centrica plc	369,393	1,590,514
Cobham plc	73,272	367,568
Compass Group plc	119,290	2,034,065
Croda International plc	9,658	398,113
Diageo plc	182,718	5,242,744
Direct Line Insurance Group plc	105,265	474,977
Dixons Carphone plc	68,700	495,024
easyJet plc	10,815	279,267
Fresnillo plc (b)	22,254	264,193
Friends Life Group, Ltd.	99,349	561,920
G4S plc	106,542	458,702
GKN plc	126,099	669,130
GlaxoSmithKline plc	352,989	7,555,362
Glencore plc (a)	784,869	3,614,057
Hammerson plc	56,484	528,147
Hargreaves Lansdown plc	16,913	263,812
HSBC Holdings plc	1,386,074	13,104,521
ICAP plc (b)	36,213	252,697
IMI plc	20,055	392,765
Imperial Tobacco Group plc	71,347	3,125,810
Inmarsat plc	28,473	352,997
InterContinental Hotels Group plc	18,621	746,494
Intertek Group plc	10,631	385,522
Intu Properties plc (b)	62,951	325,668
Investec plc	41,855	349,792
J Sainsbury plc (b)	85,611	325,607
Johnson Matthey plc	16,508	865,777
Kingfisher plc	164,859	869,104
Land Securities Group plc	59,558	1,066,167
Legal & General Group plc	444,946	1,709,669
Lloyds Banking Group plc (a)	4,150,109	4,902,764
London Stock Exchange Group plc	15,554	534,602
Marks & Spencer Group plc	118,772	877,288
Meggitt plc	55,862	446,711
Melrose Industries plc	72,515	298,501
Merlin Entertainments plc	36,795	227,253
National Grid plc	275,883	3,934,577
Next plc	11,690	1,233,526
Old Mutual plc	378,865	1,114,674
Pearson plc	63,486	1,168,326
Persimmon plc (a)	20,663	505,667
Petrofac, Ltd.	17,337	188,109
Prudential plc	186,374	4,290,653
Randgold Resources, Ltd.	6,351	429,894
Reckitt Benckiser Group plc	48,068	3,879,327
Reed Elsevier plc	81,102	1,380,396
Rexam plc	46,152	324,597
Rio Tinto plc	92,483	4,262,702
Rolls-Royce Holdings plc (a)	138,645	1,868,473
Royal Bank of Scotland Group plc (a)	196,011	1,190,384
Royal Dutch Shell plc - A Shares	285,793	9,476,980

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Royal Dutch Shell plc - B Shares	176,606	$6,069,637
Royal Mail plc	45,481	302,979
RSA Insurance Group plc (a)	72,429	487,643
SABMiller plc	70,197	3,634,369
Sage Group plc (The)	79,455	573,220
Schroders plc	8,724	361,721
Segro plc	61,844	354,651
Severn Trent plc	16,575	514,119
Sky plc	73,819	1,027,857
Smith & Nephew plc	66,221	1,216,284
Smiths Group plc	31,976	541,423
Sports Direct International plc (a) (b)	18,899	207,357
SSE plc	69,735	1,751,402
Standard Chartered plc	176,519	2,648,358
Standard Life plc	174,865	1,077,691
Tate & Lyle plc	33,576	315,527
Tesco plc	577,804	1,682,066
Travis Perkins plc	16,708	481,225
Tullow Oil plc	61,905	391,852
Unilever NV	118,399	4,651,039
Unilever plc	93,285	3,790,885
United Utilities Group plc	48,207	683,423
Vodafone Group plc	1,921,858	6,587,914
Weir Group plc (The)	17,104	489,753
Whitbread plc	12,742	940,713
William Hill plc	58,853	331,102
WM Morrison Supermarkets plc (b)	166,578	474,273
Wolseley plc	18,911	1,077,021
WPP plc	97,220	2,017,785

		188,455,958

Total Common Stocks (Cost $806,842,510)		891,887,513

Investment Company Security—4.9%

United States—4.9%
iShares MSCI EAFE ETF (b) (c) (Cost $48,389,162)	767,600	46,700,784

Preferred Stocks—0.6%

Germany—0.6%
Bayerische Motoren Werke (BMW) AG	3,505	287,660
Fuchs Petrolub SE (b)	4,900	197,346
Henkel AG & Co. KGaA	12,771	1,381,497
Porsche Automobil Holding SE	11,870	964,450
Volkswagen AG	11,660	2,604,516

Total Preferred Stocks (Cost $3,259,172)		5,435,469

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Spain—0.0%
Banco Bilbao Vizcaya Argentaria S.A., Expires 01/07/15 (a) (b)	440,110	42,072
Repsol S.A., Expires 01/08/15 (a) (b)	77,297	42,744

Total Rights (Cost $87,899)		84,816

Short-Term Investments—7.1%

Discount Notes—1.4%
Federal Home Loan Bank
0.059%, 02/09/15 (e)	6,400,000	6,399,584
0.072%, 03/03/15 (e)	575,000	574,930
0.121%, 05/06/15 (e)	1,075,000	1,074,552
0.161%, 05/08/15 (e)	300,000	299,831
Federal Home Loan Mortgage Corp.
0.068%, 01/22/15 (e)	2,925,000	2,924,880
Federal National Mortgage Association
0.119%, 05/01/15 (e)	1,950,000	1,949,229

		13,223,006

Mutual Fund—5.7%
State Street Navigator Securities Lending MET Portfolio (f)	55,093,893	55,093,893

U.S. Treasury—0.0%
U.S. Treasury Bills
0.020%, 03/19/15 (e)	375,000	374,984
0.029%, 03/19/15 (e)	50,000	49,997

		424,981

Total Short-Term Investments (Cost $68,741,880)		68,741,880

Total Investments—105.5% (Cost $927,320,623) (g)		1,012,850,462
Other assets and liabilities (net)—(5.5)%		(52,520,020)

Net Assets—100.0%		$960,330,442

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $53,138,241 and the collateral received consisted of cash in the amount of $55,093,893 and non-cash collateral with a value of $559,951. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $912,600.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.00% of net assets.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $939,508,198. The aggregate unrealized appreciation and depreciation of investments were $198,762,196 and $(125,419,932), respectively, resulting in net unrealized appreciation of $73,342,264 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2014 (Unaudited)	% of Net Assets
Banks	12.6
Pharmaceuticals	8.6
Insurance	5.3
Oil, Gas & Consumable Fuels	5.0
Automobiles	3.9
Food Products	3.8
Chemicals	3.2
Diversified Telecommunication Services	3.1
Metals & Mining	3.0
Machinery	2.4

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
MSCI EAFE Mini Index Futures	03/20/15	122	USD 10,706,410	$16,780

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$394,248	$66,589,543	$—	$66,983,791
Austria	—	1,814,563	—	1,814,563
Belgium	—	11,621,642	—	11,621,642
Denmark	—	13,666,736	—	13,666,736
Finland	—	8,106,700	—	8,106,700
France	—	83,784,293	—	83,784,293
Germany	206,671	77,245,116	—	77,451,787
Hong Kong	—	28,141,117	—	28,141,117
Ireland	—	7,491,609	—	7,491,609
Israel	—	5,250,022	—	5,250,022
Italy	—	18,414,931	—	18,414,931
Japan	—	189,375,873	—	189,375,873
Luxembourg	—	1,786,275	—	1,786,275
Netherlands	692,635	23,200,694	—	23,893,329
New Zealand	—	1,368,295	—	1,368,295
Norway	—	5,919,386	—	5,919,386
Portugal	—	1,310,282	0	1,310,282
Singapore	—	13,888,975	—	13,888,975
Spain	—	31,425,943	—	31,425,943
Sweden	—	27,624,762	—	27,624,762
Switzerland	4,564,568	79,546,676	—	84,111,244
United Kingdom	—	188,455,958	—	188,455,958
Total Common Stocks	5,858,122	886,029,391	0	891,887,513
Total Investment Company Security*	46,700,784	—	—	46,700,784
Total Preferred Stocks*	—	5,435,469	—	5,435,469
Total Rights*	84,816	—	—	84,816
Short-Term Investments
Discount Notes	—	13,223,006	—	13,223,006
Mutual Fund	55,093,893	—	—	55,093,893
U.S. Treasury	—	424,981	—	424,981
Total Short-Term Investments	55,093,893	13,647,987	—	68,741,880
Total Investments	$107,737,615	$905,112,847	$0	$1,012,850,462

Collateral for securities loaned (Liability)	$—	$(55,093,893)	$—	$(55,093,893)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,780	$—	$—	$16,780

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Depreciation	Transfers In	Balance as of December 31, 2014	Change in Unrealized Depreciation from Investments Still Held at December 31, 2014
Common Stocks Portugal	$—	$(203,723)	$203,723	$0	$(203,723)

Common stock transfers into level 3 were due to a trading suspension on the security’s exchange which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,012,850,462
Cash	19,428
Receivable for:
Investments sold	124,804
Fund shares sold	4,022,300
Dividends	1,143,389
Prepaid expenses	2,552

Total Assets	1,018,162,935
Liabilities
Due to bank cash denominated in foreign currencies (c)	104,994
Collateral for securities loaned	55,093,893
Payables for:
Investments purchased	1,602,320
Fund shares redeemed	261,937
Variation margin on futures contracts	70,894
Accrued expenses:
Management fees	242,793
Distribution and service fees	114,209
Deferred trustees’ fees	63,088
Other expenses	278,365

Total Liabilities	57,832,493

Net Assets	$960,330,442

Net assets consist of:
Paid in surplus	$889,199,700
Undistributed net investment income	24,138,888
Accumulated net realized loss	(38,499,243)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	85,491,097

Net Assets	$960,330,442

Net Assets
Class A	$430,038,513
Class B	405,251,392
Class E	34,309,022
Class G	90,731,515
Capital Shares Outstanding*
Class A	33,952,412
Class B	32,606,792
Class E	2,723,432
Class G	7,338,406
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.67
Class B	12.43
Class E	12.60
Class G	12.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $927,320,623.
(b)	Includes securities loaned at value of $53,138,241.
(c)	Identified cost of cash denominated in foreign currencies due to bank was $106,655.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$35,668,430
Interest	4,232
Securities lending income	822,010

Total investment income	36,494,672
Expenses
Management fees	2,904,019
Administration fees	22,881
Custodian and accounting fees	511,096
Distribution and service fees—Class B	1,043,202
Distribution and service fees—Class E	55,678
Distribution and service fees—Class G	279,350
Audit and tax services	39,404
Legal	30,014
Trustees’ fees and expenses	29,469
Shareholder reporting	192,819
Insurance	5,741
Miscellaneous	167,648

Total expenses	5,281,321
Less management fee waiver	(23,428)

Net expenses	5,257,893

Net Investment Income	31,236,779

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(1,650,006)
Futures contracts	(336,695)
Foreign currency transactions	(274,784)

Net realized loss	(2,261,485)

Net change in unrealized depreciation on:
Investments	(89,329,385)
Futures contracts	(191,468)
Foreign currency transactions	(12,643)

Net change in unrealized depreciation	(89,533,496)

Net realized and unrealized loss	(91,794,981)

Net Decrease in Net Assets From Operations	$(60,558,202)

(a)	Net of foreign withholding taxes of $2,318,530.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,236,779	$22,508,825
Net realized gain (loss)	(2,261,485)	7,674,942
Net change in unrealized appreciation (depreciation)	(89,533,496)	139,589,192

Increase (decrease) in net assets from operations	(60,558,202)	169,772,959

From Distributions to Shareholders
Net investment income
Class A	(10,334,152)	(9,990,444)
Class B	(9,801,239)	(11,350,490)
Class E	(904,946)	(1,112,534)
Class G	(2,227,213)	(2,474,557)

Total distributions	(23,267,550)	(24,928,025)

Increase in net assets from capital share transactions	88,627,258	30,762,370

Total increase in net assets	4,801,506	175,607,304

Net Assets
Beginning of period	955,528,936	779,921,632

End of period	$960,330,442	$955,528,936

Undistributed net investment income
End of period	$24,138,888	$16,343,144

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	7,597,394	$101,943,757	7,067,968	$88,601,835
Reinvestments	772,936	10,334,152	846,648	9,990,444
Redemptions	(2,945,620)	(39,809,978)	(4,787,744)	(59,795,824)

Net increase	5,424,710	$72,467,931	3,126,872	$38,796,455

Class B
Sales	3,126,359	$40,720,123	1,931,611	$23,970,765
Reinvestments	745,909	9,801,239	978,490	11,350,490
Redemptions	(2,417,922)	(32,413,489)	(4,356,077)	(53,974,265)

Net increase (decrease)	1,454,346	$18,107,873	(1,445,976)	$(18,653,010)

Class E
Sales	160,476	$2,124,600	85,294	$1,055,384
Reinvestments	67,990	904,946	94,684	1,112,534
Redemptions	(330,142)	(4,465,186)	(528,435)	(6,611,245)

Net decrease	(101,676)	$(1,435,640)	(348,457)	$(4,443,327)

Class G
Sales	1,583,548	$20,799,598	2,516,369	$30,525,341
Reinvestments	170,276	2,227,213	214,247	2,474,557
Redemptions	(1,766,344)	(23,539,717)	(1,471,213)	(17,937,646)

Net increase (decrease)	(12,520)	$(512,906)	1,259,403	$15,062,252

Increase derived from capital shares transactions		$88,627,258		$30,762,370

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.83	$11.72	$10.22	$11.95	$11.34

Income (Loss) from Investment Operations
Net investment income (a)	0.45	0.35	0.35	0.36	0.28
Net realized and unrealized gain (loss) on investments	(1.26)	2.15	1.49	(1.80)	0.63

Total from investment operations	(0.81)	2.50	1.84	(1.44)	0.91

Less Distributions
Distributions from net investment income	(0.35)	(0.39)	(0.34)	(0.29)	(0.30)

Total distributions	(0.35)	(0.39)	(0.34)	(0.29)	(0.30)

Net Asset Value, End of Period	$12.67	$13.83	$11.72	$10.22	$11.95

Total Return (%) (b)	(6.00)	21.86	18.33	(12.50)	8.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.40	0.41	0.41	0.41
Net ratio of expenses to average net assets (%) (c)	0.40	0.40	0.40	0.41	0.40
Ratio of net investment income to average net assets (%)	3.34	2.76	3.25	3.09	2.59
Portfolio turnover rate (%)	9	10	8	11	11
Net assets, end of period (in millions)	$430.0	$394.5	$297.7	$283.2	$332.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.58	$11.52	$10.05	$11.75	$11.16

Income (Loss) from Investment Operations
Net investment income (a)	0.42	0.31	0.32	0.32	0.25
Net realized and unrealized gain (loss) on investments	(1.25)	2.11	1.46	(1.76)	0.62

Total from investment operations	(0.83)	2.42	1.78	(1.44)	0.87

Less Distributions
Distributions from net investment income	(0.32)	(0.36)	(0.31)	(0.26)	(0.28)

Total distributions	(0.32)	(0.36)	(0.31)	(0.26)	(0.28)

Net Asset Value, End of Period	$12.43	$13.58	$11.52	$10.05	$11.75

Total Return (%) (b)	(6.27)	21.52	18.02	(12.65)	7.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.65	0.65	0.65	0.66	0.65
Ratio of net investment income to average net assets (%)	3.14	2.55	2.99	2.83	2.32
Portfolio turnover rate (%)	9	10	8	11	11
Net assets, end of period (in millions)	$405.3	$422.9	$375.4	$329.2	$339.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.75	$11.66	$10.17	$11.89	$11.29

Income (Loss) from Investment Operations
Net investment income (a)	0.44	0.33	0.33	0.34	0.27
Net realized and unrealized gain (loss) on investments	(1.26)	2.13	1.48	(1.79)	0.62

Total from investment operations	(0.82)	2.46	1.81	(1.45)	0.89

Less Distributions
Distributions from net investment income	(0.33)	(0.37)	(0.32)	(0.27)	(0.29)

Total distributions	(0.33)	(0.37)	(0.32)	(0.27)	(0.29)

Net Asset Value, End of Period	$12.60	$13.75	$11.66	$10.17	$11.89

Total Return (%) (b)	(6.11)	21.62	18.13	(12.59)	8.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.55	0.56	0.55
Ratio of net investment income to average net assets (%)	3.26	2.66	3.11	2.94	2.45
Portfolio turnover rate (%)	9	10	8	11	11
Net assets, end of period (in millions)	$34.3	$38.9	$37.0	$35.5	$47.9

	Class G
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.51	$11.47	$10.01	$11.70	$11.12

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.31	0.31	0.31	0.23
Net realized and unrealized gain (loss) on investments	(1.25)	2.09	1.46	(1.75)	0.62

Total from investment operations	(0.84)	2.40	1.77	(1.44)	0.85

Less Distributions
Distributions from net investment income	(0.31)	(0.36)	(0.31)	(0.25)	(0.27)

Total distributions	(0.31)	(0.36)	(0.31)	(0.25)	(0.27)

Net Asset Value, End of Period	$12.36	$13.51	$11.47	$10.01	$11.70

Total Return (%) (b)	(6.33)	21.44	17.94	(12.65)	7.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.71	0.70
Ratio of net investment income to average net assets (%)	3.10	2.49	2.94	2.80	2.16
Portfolio turnover rate (%)	9	10	8	11	11
Net assets, end of period (in millions)	$90.7	$99.3	$69.8	$58.9	$45.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets orthe results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$16,780

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(336,695)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(191,468)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$3,363

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$172,744,100	$0	$87,275,936

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2014 were $2,904,019.

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $437,094.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$23,267,550	$24,928,025	$—	$—	$23,267,550	$24,928,025

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$30,644,835	$—	$73,287,030	$(26,531,041)	$(6,206,995)	$71,193,829

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the post-enactment accumulated long-term capital losses were $6,206,995 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$23,421,712	$3,109,329	$26,531,041

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MSCI EAFE Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MSCI EAFE Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI EAFE Index Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-26

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-27

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-28

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-29

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSCI EAFE Index Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2014. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2014 and underperformed its Lipper Index for the five-year period ended June 30, 2014. The Board took into account that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-31

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 0.01%, -0.30%, and -0.19%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 4.22%.

MARKET ENVIRONMENT / CONDITIONS

Despite several periods of heightened volatility, the U.S. stock market generated solid results during the reporting period. The market was supported by improving economic growth in the U.S., generally strong corporate profits and indications that the Federal Reserve would be “patient” in terms of raising interest rates. The overall U.S. stock market, as measured by the S&P 500 Index, gained 13.69% in 2014. This marked the third consecutive year that the market generated a double-digit return. Small-cap stocks generated more modest results, as the Russell 2000 Index gained 4.89% for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 2000 Value Index during the reporting period, due to both sector allocation and stock selection. Sector allocations detracted the most from relative performance with a significant part of underperformance due to a lack of exposure to real estate investment trusts (“REITs”), which were up sharply. We typically do not invest directly in REITs as they do not meet our investment criteria as they generally do not generate free cash flow, are typically financed with debt, and are without high barriers to entry.

From a stock selection perspective, holdings in the Financials and Health Care sectors were the largest detractors from results. Within Financials, the Portfolio’s mortgage service-related stocks generated poor results. Altisource Portfolio Solutions was the Portfolio’s largest detractor during the period. The company provides a host of services to the real estate and mortgage marketplace. The stock was negatively impacted by its exit from a high margin line of business and uncertainty around its growth profile in the coming years due to a settlement with Ocwen Financial Corp. Altisource Asset Management Corp., the management company for Altisource Residential, a single family home rental REIT, also detracted from performance. The stock was negatively impacted by uncertainty regarding the company’s exposure to Ocwen Financial and its subsequent settlement with the New York Department of Financial Services. These negatives were partially offset by positive relative performance in the Materials and Information Technology (“IT”) sectors. Technology companies Manhattan Associates, Zebra Technologies, and Sensient Corp. were all strong performers for the Portfolio. Manhattan Associates provides IT solutions designed to enable efficient movement of goods through the supply chain. The stock benefited from strong quarterly results and outlook for a continued strong demand environment for its offerings. Zebra Technologies manufactures and distributes thermal barcode printers, plastic card printers, and products for use in data collection and automatic identification systems. During the year, the company’s fundamentals steadily improved due to solid demand across all geographies and end markets which resulted in better than expected top- and bottom-line performance. Sensient Corp. is a global manufacturer and marketer of colors, flavors and fragrances. It performed well during the period due to improved financial results as well as shareholder-friendly actions.

While there were several changes on the margin, there were no significant adjustments to the Portfolio’s sector positioning during the reporting period.

Our investment approach is predominantly driven by bottom-up considerations. With this caveat, we do overlay the Portfolio to some degree with a top-down point of view. Given our long-term investment horizon, we are not trying to make short- to medium-term economic or market calls. Rather, we try to position the Portfolio to capture what we see as very long-term tailwinds and seek to avoid long-term headwinds, to the extent possible. From a macroeconomic standpoint, we are in uncharted waters from a monetary policy perspective and extreme outcomes are possible, or perhaps even likely. The regulatory environment is equally volatile, as oversight in the U.S. is on the rise and difficult to predict in a growing number of industries.

In recognition of this elevated uncertainty, we do not feel it is appropriate to make significant sector bets at this time. We are much more comfortable focusing on stock-specific analysis, which has always been the backbone of our investment process. In the post-Lehman recovery, the small-cap market in the U.S. has favored lower return, higher leverage and—in some industries—money-losing companies. We have experienced similar market environments in the past (although shorter in duration) and historically the market has always come back to reasonably valued, solid business models, with superior

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

financials. We can’t predict exactly when, although historically it has done so without much warning, and sometimes quite quickly. In conclusion, we are finding plenty of business models that fit our high quality criteria selling at relatively reasonable prices.

Judith M. Vale,

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	0.01	14.41	4.84
Class B	-0.30	14.12	4.57
Class E	-0.19	14.24	4.68
Russell 2000 Value Index	4.22	14.26	6.89

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Wabtec Corp.	2.5
Church & Dwight Co., Inc.	2.5
Aptargroup, Inc.	1.9
Sensient Technologies Corp.	1.8
Polaris Industries, Inc.	1.8
West Pharmaceutical Services, Inc.	1.7
Manhattan Associates, Inc.	1.7
CLARCOR, Inc.	1.7
Constellation Software, Inc.	1.6
MWI Veterinary Supply, Inc.	1.5

Top Sectors

% of Net Assets
Industrials	21.1
Information Technology	18.3
Health Care	13.2
Consumer Discretionary	12.6
Financials	10.7
Materials	9.8
Consumer Staples	6.0
Energy	4.6
Utilities	0.4

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.83%	$1,000.00	$995.00	$4.17
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class B(a)	Actual	1.08%	$1,000.00	$993.30	$5.43
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

Class E(a)	Actual	0.98%	$1,000.00	$994.40	$4.93
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.7%
Forward Air Corp.	197,276	$9,936,792

Airlines—0.2%
Allegiant Travel Co.	19,800	2,976,534

Auto Components—0.4%
Gentex Corp.	139,300	5,032,909

Banks—7.7%
Bank of Hawaii Corp.	264,000	15,657,840
Bank of the Ozarks, Inc.	303,476	11,507,810
BankUnited, Inc.	280,400	8,123,188
BOK Financial Corp.	169,982	10,205,719
Community Bank System, Inc.	130,487	4,975,469
Cullen/Frost Bankers, Inc.	220,998	15,611,299
CVB Financial Corp.	396,400	6,350,328
First Financial Bankshares, Inc.	420,610	12,567,827
FNB Corp.	456,448	6,079,887
LegacyTexas Financial Group, Inc.	176,600	4,211,910
PacWest Bancorp	253,928	11,543,567
Westamerica Bancorp	119,400	5,852,988

		112,687,832

Beverages—1.1%
Boston Beer Co., Inc. (The) - Class A (a)	53,772	15,569,145

Building Products—1.1%
AAON, Inc.	271,972	6,089,453
AO Smith Corp.	168,000	9,476,880

		15,566,333

Chemicals—4.9%
Balchem Corp.	220,963	14,724,974
Hawkins, Inc.	70,890	3,071,664
Innophos Holdings, Inc.	163,211	9,539,683
NewMarket Corp.	20,217	8,158,166
Quaker Chemical Corp.	7,500	690,300
RPM International, Inc.	146,500	7,429,015
Sensient Technologies Corp.	438,900	26,483,226
Stepan Co.	42,118	1,688,090

		71,785,118

Commercial Services & Supplies—4.1%
G&K Services, Inc. - Class A	19,800	1,402,830
Healthcare Services Group, Inc.	487,814	15,088,087
Rollins, Inc.	631,910	20,916,221
Team, Inc. (a)	90,103	3,645,567
UniFirst Corp.	49,800	6,048,210
United Stationers, Inc.	287,874	12,136,768

		59,237,683

Communications Equipment—0.8%
NETGEAR, Inc. (a)	308,500	10,976,430

Construction & Engineering—0.2%
Primoris Services Corp.	95,700	2,224,068

Construction Materials—0.4%
Eagle Materials, Inc.	82,800	6,295,284

Containers & Packaging—2.6%
Aptargroup, Inc.	420,254	28,089,777
Silgan Holdings, Inc.	187,700	10,060,720

		38,150,497

Distributors—1.4%
Pool Corp.	317,160	20,120,630

Diversified Financial Services—0.3%
MarketAxess Holdings, Inc.	61,600	4,417,336

Electrical Equipment—0.5%
Franklin Electric Co., Inc.	148,000	5,554,440
Thermon Group Holdings, Inc. (a)	90,100	2,179,519

		7,733,959

Electronic Equipment, Instruments & Components—5.1%
Badger Meter, Inc.	144,188	8,557,558
Cognex Corp. (a)	82,700	3,417,991
FARO Technologies, Inc. (a)	51,900	3,253,092
FEI Co.	209,354	18,915,134
Littelfuse, Inc.	80,600	7,791,602
MTS Systems Corp.	40,800	3,061,224
Rogers Corp. (a)	116,200	9,463,328
Zebra Technologies Corp. - Class A (a)	261,082	20,210,357

		74,670,286

Energy Equipment & Services—3.2%
Canadian Energy Services & Technology Corp.	169,100	924,243
CARBO Ceramics, Inc.	138,500	5,546,925
Natural Gas Services Group, Inc. (a)	228,535	5,265,446
Oceaneering International, Inc.	323,100	19,001,511
Pason Systems, Inc.	506,000	9,512,800
ShawCor, Ltd.	167,500	6,091,975

		46,342,900

Food & Staples Retailing—0.2%
North West Co., Inc. (The)	134,500	3,026,250

Food Products—2.2%
B&G Foods, Inc.	210,100	6,281,990
Flowers Foods, Inc.	375,650	7,208,724
J&J Snack Foods Corp.	89,409	9,725,017
Lancaster Colony Corp.	96,100	8,998,804

		32,214,535

Health Care Equipment & Supplies—6.9%
Abaxis, Inc.	163,454	9,289,091
Cyberonics, Inc. (a)	85,774	4,775,896
Haemonetics Corp. (a)	446,708	16,715,814
IDEXX Laboratories, Inc. (a)	142,400	21,113,648
Meridian Bioscience, Inc.	270,381	4,450,471

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Sirona Dental Systems, Inc. (a)	211,100	$18,443,807
West Pharmaceutical Services, Inc.	470,766	25,063,582

		99,852,309

Health Care Providers & Services—3.9%
Amsurg Corp. (a)	139,042	7,609,769
Chemed Corp.	68,300	7,217,261
Henry Schein, Inc. (a)	152,000	20,694,800
MWI Veterinary Supply, Inc. (a)	128,455	21,825,789

		57,347,619

Hotels, Restaurants & Leisure—3.9%
Brinker International, Inc.	285,300	16,744,257
Cheesecake Factory, Inc. (The)	163,300	8,215,623
Cracker Barrel Old Country Store, Inc.	79,100	11,134,116
Papa John’s International, Inc.	195,100	10,886,580
Texas Roadhouse, Inc.	286,300	9,665,488

		56,646,064

Household Products—2.5%
Church & Dwight Co., Inc.	456,900	36,008,289

Industrial Conglomerates—0.5%
Raven Industries, Inc.	298,629	7,465,725

Insurance—1.1%
RLI Corp.	213,140	10,529,116
Safety Insurance Group, Inc.	90,500	5,792,905

		16,322,021

Internet Software & Services—0.4%
j2 Global, Inc.	98,700	6,119,400

IT Services—1.4%
Jack Henry & Associates, Inc.	201,800	12,539,852
Sapient Corp. (a)	296,273	7,371,272

		19,911,124

Leisure Products—1.8%
Polaris Industries, Inc.	174,398	26,375,954

Life Sciences Tools & Services—2.4%
Bio-Techne Corp.	68,300	6,310,920
ICON plc (a)	415,437	21,183,133
PAREXEL International Corp. (a)	139,700	7,761,732

		35,255,785

Machinery—10.7%
Chart Industries, Inc. (a)	72,000	2,462,400
CIRCOR International, Inc.	57,200	3,448,016
CLARCOR, Inc.	364,402	24,283,749
Donaldson Co., Inc.	254,900	9,846,787
Graco, Inc.	79,000	6,334,220
Lincoln Electric Holdings, Inc.	57,878	3,998,791

Machinery—(Continued)
Middleby Corp. (The) (a)	159,200	15,776,720
Nordson Corp.	211,362	16,477,782
RBC Bearings, Inc.	71,300	4,600,989
Tennant Co.	99,678	7,193,761
Toro Co. (The)	197,400	12,596,094
Valmont Industries, Inc.	98,000	12,446,000
Wabtec Corp.	421,200	36,598,068

		156,063,377

Media—1.8%
Gray Television, Inc. (a)	15,300	171,360
Media General, Inc. (a)	591,311	9,892,633
Nexstar Broadcasting Group, Inc. - Class A	299,700	15,521,463

		25,585,456

Metals & Mining—1.2%
Alamos Gold, Inc. (a)	601,800	4,290,834
Compass Minerals International, Inc.	157,600	13,684,408

		17,975,242

Multi-Utilities—0.4%
NorthWestern Corp.	94,500	5,346,810

Oil, Gas & Consumable Fuels—1.4%
Evolution Petroleum Corp.	118,300	878,969
Gulfport Energy Corp. (a)	235,500	9,829,770
Laredo Petroleum, Inc. (a)	159,100	1,646,685
Oasis Petroleum, Inc. (a)	130,200	2,153,508
Painted Pony Petroleum, Ltd. (a)	108,400	863,057
Painted Pony Petroleum, Ltd. (U.S. Listed Shares) (a)	158,300	1,267,983
Synergy Resources Corp. (a)	302,900	3,798,366

		20,438,338

Paper & Forest Products—0.6%
Stella-Jones, Inc.	316,000	8,890,407

Professional Services—1.0%
Exponent, Inc.	152,078	12,546,435
Mistras Group, Inc. (a)	120,334	2,205,722

		14,752,157

Real Estate Management & Development—0.8%
Altisource Asset Management Corp. (a)	17,405	5,397,639
Altisource Portfolio Solutions S.A. (a)	175,652	5,935,281

		11,332,920

Road & Rail—0.3%
Genesee & Wyoming, Inc. - Class A (a)	46,900	4,217,248

Semiconductors & Semiconductor Equipment—1.0%
Power Integrations, Inc.	289,330	14,969,934

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Software—9.1%
Advent Software, Inc.	261,500	$8,012,360
Computer Modelling Group, Ltd.	302,200	3,105,757
Constellation Software, Inc.	80,420	23,911,417
Descartes Systems Group, Inc. (The) (a)	258,800	3,835,416
FactSet Research Systems, Inc.	79,600	11,203,700
Fair Isaac Corp.	68,700	4,967,010
Manhattan Associates, Inc. (a)	609,576	24,821,935
Monotype Imaging Holdings, Inc.	346,393	9,986,510
NetScout Systems, Inc. (a)	224,600	8,206,884
Solera Holdings, Inc.	288,800	14,780,784
Tyler Technologies, Inc. (a)	181,600	19,874,304

		132,706,077

Specialty Retail—2.9%
Hibbett Sports, Inc. (a)	231,500	11,211,545
Sally Beauty Holdings, Inc. (a)	414,000	12,726,360
Tractor Supply Co.	226,800	17,876,376

		41,814,281

Technology Hardware, Storage & Peripherals—0.5%
Electronics For Imaging, Inc. (a)	182,500	7,816,475

Textiles, Apparel & Luxury Goods—0.5%
Wolverine World Wide, Inc.	251,100	7,399,917

Thrifts & Mortgage Finance—0.8%
Home Loan Servicing Solutions, Ltd.	597,839	11,669,817

Trading Companies & Distributors—1.8%
Applied Industrial Technologies, Inc.	250,571	11,423,532
Beacon Roofing Supply, Inc. (a)	71,913	1,999,181
Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
MSC Industrial Direct Co., Inc. - Class A	52,900	4,298,125
Watsco, Inc.	85,325	9,129,775

		26,850,613

Total Common Stocks (Cost $965,737,766)		1,408,097,880

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $48,233,613 on 01/02/15, collateralized by $49,900,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $49,203,196.	48,233,613	48,233,613

Total Short-Term Investment (Cost $48,233,613)		48,233,613

Total Investments—100.0% (Cost $1,013,971,379) (b)		1,456,331,493
Other assets and liabilities (net)—0.0%		(135,892)

Net Assets—100.0%		$1,456,195,601

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,013,781,129. The aggregate unrealized appreciation and depreciation of investments were $479,314,244 and $(36,763,880), respectively, resulting in net unrealized appreciation of $442,550,364 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,408,097,880	$—	$—	$1,408,097,880
Total Short-Term Investment*	—	48,233,613	—	48,233,613
Total Investments	$1,408,097,880	$48,233,613	$—	$1,456,331,493

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a)	$1,456,331,493
Cash	62,826
Cash denominated in foreign currencies (b)	5,307
Receivable for:
Investments sold	574,101
Fund shares sold	818,186
Dividends	1,041,948
Prepaid expenses	3,820

Total Assets	1,458,837,681
Liabilities
Payables for:
Investments purchased	537,526
Fund shares redeemed	777,679
Accrued expenses:
Management fees	982,589
Distribution and service fees	91,353
Deferred trustees’ fees	97,529
Other expenses	155,404

Total Liabilities	2,642,080

Net Assets	$1,456,195,601

Net assets consist of:
Paid in surplus	$1,159,804,142
Undistributed net investment income	4,519,040
Accumulated net realized loss	(150,487,735)
Unrealized appreciation on investments and foreign currency transactions	442,360,154

Net Assets	$1,456,195,601

Net Assets
Class A	$985,843,244
Class B	366,763,765
Class E	103,588,592
Capital Shares Outstanding*
Class A	54,570,915
Class B	20,646,087
Class E	5,799,793
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.07
Class B	17.76
Class E	17.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,013,971,379.
(b)	Identified cost of cash denominated in foreign currencies was $5,307.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$19,046,973

Total investment income	19,046,973
Expenses
Management fees	12,176,454
Administration fees	35,576
Custodian and accounting fees	135,082
Distribution and service fees—Class B	957,800
Distribution and service fees—Class E	163,491
Audit and tax services	43,231
Legal	30,013
Trustees’ fees and expenses	40,767
Shareholder reporting	225,799
Insurance	9,433
Miscellaneous	3,158

Total expenses	13,820,804
Less management fee waiver	(125,002)
Less broker commission recapture	(46,305)

Net expenses	13,649,497

Net Investment Income	5,397,476

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	119,379,186
Futures contracts	(1,061,715)
Foreign currency transactions	(2,975)

Net realized gain	118,314,496

Net change in unrealized depreciation on:
Investments	(132,528,280)
Foreign currency transactions	(224)

Net change in unrealized depreciation	(132,528,504)

Net realized and unrealized loss	(14,214,008)

Net Decrease in Net Assets From Operations	$(8,816,532)

(a)	Net of foreign withholding taxes of $183,200.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,397,476	$5,423,485
Net realized gain	118,314,496	172,501,379
Net change in unrealized appreciation (depreciation)	(132,528,504)	305,308,740

Increase (decrease) in net assets from operations	(8,816,532)	483,233,604

From Distributions to Shareholders
Net investment income
Class A	(4,302,810)	(7,826,114)
Class B	(792,309)	(764,142)
Class E	(284,767)	(667,678)

Total distributions	(5,379,886)	(9,257,934)

Increase (decrease) in net assets from capital share transactions	(224,471,934)	91,139,738

Total increase (decrease) in net assets	(238,668,352)	565,115,408

Net Assets
Beginning of period	1,694,863,953	1,129,748,545

End of period	$1,456,195,601	$1,694,863,953

Undistributed net investment income
End of period	$4,519,040	$5,002,563

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	1,524,678	$26,544,515	7,032,471	$102,037,519
Shares issued through acquisition	0	0	6,103,045	87,090,450
Reinvestments	248,430	4,302,810	561,414	7,826,114
Redemptions	(10,804,986)	(188,921,386)	(19,908,137)	(300,671,391)

Net decrease	(9,031,878)	$(158,074,061)	(6,211,207)	$(103,717,308)

Class B
Sales	988,287	$17,045,998	1,388,739	$21,956,905
Shares issued through acquisition	0	0	18,058,543	253,903,111
Reinvestments	46,443	792,309	55,615	764,142
Redemptions	(3,855,708)	(66,823,780)	(5,039,255)	(77,854,399)

Net increase (decrease)	(2,820,978)	$(48,985,473)	14,463,642	$198,769,759

Class E
Sales	125,572	$2,200,050	148,626	$2,176,092
Shares issued through acquisition	0	0	1,348,885	19,046,267
Reinvestments	16,614	284,767	48,382	667,678
Redemptions	(1,142,075)	(19,897,217)	(1,683,324)	(25,802,750)

Net decrease	(999,889)	$(17,412,400)	(137,431)	$(3,912,713)

Increase (decrease) derived from capital shares transactions		$(224,471,934)		$91,139,738

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.14	$13.21	$12.05	$11.47	$9.48

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.07	0.11	0.05	0.11
Net realized and unrealized gain (loss) on investments	(0.08)	4.98	1.10	0.62	1.93

Total from investment operations	0.00	5.05	1.21	0.67	2.04

Less Distributions
Distributions from net investment income	(0.07)	(0.12)	(0.05)	(0.09)	(0.05)

Total distributions	(0.07)	(0.12)	(0.05)	(0.09)	(0.05)

Net Asset Value, End of Period	$18.07	$18.14	$13.21	$12.05	$11.47

Total Return (%) (b)	0.01	38.52	10.03	5.80	21.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.86	0.86	0.89
Net ratio of expenses to average net assets (%) (c)	0.83	0.82	0.85	0.85	0.88
Ratio of net investment income to average net assets (%)	0.43	0.42	0.89	0.40	1.09
Portfolio turnover rate (%)	9	17	15	12	84
Net assets, end of period (in millions)	$985.8	$1,154.0	$922.1	$868.1	$729.6

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.85	$13.00	$11.86	$11.30	$9.34

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.03	0.08	0.02	0.06
Net realized and unrealized gain (loss) on investments	(0.08)	4.91	1.08	0.61	1.93

Total from investment operations	(0.05)	4.94	1.16	0.63	1.99

Less Distributions
Distributions from net investment income	(0.04)	(0.09)	(0.02)	(0.07)	(0.03)

Total distributions	(0.04)	(0.09)	(0.02)	(0.07)	(0.03)

Net Asset Value, End of Period	$17.76	$17.85	$13.00	$11.86	$11.30

Total Return (%) (b)	(0.30)	38.19	9.75	5.51	21.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.08	1.11	1.11	1.14
Net ratio of expenses to average net assets (%) (c)	1.08	1.07	1.10	1.10	1.13
Ratio of net investment income to average net assets (%)	0.18	0.22	0.63	0.14	0.64
Portfolio turnover rate (%)	9	17	15	12	84
Net assets, end of period (in millions)	$366.8	$418.9	$117.0	$118.2	$122.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.94	$13.06	$11.91	$11.35	$9.38

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.04	0.09	0.03	0.07
Net realized and unrealized gain (loss) on investments	(0.09)	4.94	1.09	0.60	1.94

Total from investment operations	(0.04)	4.98	1.18	0.63	2.01

Less Distributions
Distributions from net investment income	(0.04)	(0.10)	(0.03)	(0.07)	(0.04)

Total distributions	(0.04)	(0.10)	(0.03)	(0.07)	(0.04)

Net Asset Value, End of Period	$17.86	$17.94	$13.06	$11.91	$11.35

Total Return (%) (b)	(0.19)	38.37	9.90	5.56	21.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	1.01	1.01	1.04
Net ratio of expenses to average net assets (%) (c)	0.98	0.97	1.00	1.00	1.03
Ratio of net investment income to average net assets (%)	0.28	0.28	0.72	0.24	0.71
Portfolio turnover rate (%)	9	17	15	12	84
Net assets, end of period (in millions)	$103.6	$122.0	$90.6	$97.1	$112.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, passive foreign investment companies (PFICs), return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $48,233,613, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24, 2014 through April 29, 2014, the Portfolio had bought and sold $56,846,465 in notional cost on equity

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $1,061,715 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$128,212,743	$0	$348,834,561

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $24,210,472 in sales of investments, which are included above.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$12,176,454	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $500 million

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$5,379,886	$9,257,934	$—	$—	$5,379,886	$9,257,934

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,664,018	$—	$442,550,404	$(150,497,187)	$(228,247)	$296,488,988

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $118,395,770.

As of December 31, 2014, the Portfolio had short term post-enactment accumulated capital losses of $228,247. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16*	Total
$121,521,199	$28,975,988	$150,497,187

*	The Portfolio acquired capital losses in its merger with MIST MLA Mid Cap Portfolio on April 26, 2013.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $921,911,324, $122,572,792 and $93,470,942, respectively, acquired all of the assets and liabilities of MLA Mid Cap Portfolio of the Met Investors Series Trust (“MIST MLA Mid Cap”).

The acquisition was accomplished by a tax-free exchange of 6,103,045 Class A shares of the Portfolio (valued at $87,090,450) for 7,177,798 Class A shares of MIST MLA Mid Cap; 18,058,543 Class B shares of the Portfolio (valued at $253,903,111) for 21,030,031 Class B shares of MIST MLA Mid Cap; and 1,348,885 Class E shares of the Portfolio (valued at $19,046,267) for 1,572,109 Class E shares of MIST MLA Mid Cap. Each shareholder of MIST MLA Mid Cap received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MIST MLA Mid Cap may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MIST MLA Mid Cap. All other costs associated with the merger were not borne by the shareholders of either portfolio.

MIST MLA Mid Cap’s net assets on April 26, 2013, were $87,090,450, $253,903,111 and $19,046,267 for Class A, Class B and Class E shares, respectively, including investments valued at $360,292,574 with a cost basis of $333,365,815. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MIST MLA Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $190,791,929 in capital loss carry forwards from MIST MLA Mid Cap.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,497,994,886, which included $26,926,759 of acquired unrealized appreciation.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$5,528,138	(a)
Net realized and unrealized gain on investments and foreign currency transactions	$508,833,516	(b)

Net increase in net assets from operations	$514,361,654

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MIST MLA Mid Cap that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$5,423,485 net investment income as reported December 31, 2013 plus $166,526 from MIST MLA Mid Cap pre-merger net investment income minus $106,780 in higher advisory fees, plus $44,907 of pro-forma eliminated other expenses.
(b)	$574,888,658 unrealized appreciation as reported December 31, 2013 minus $243,241,046 pro-forma December 31, 2012 unrealized appreciation, plus $172,501,379 net realized gain as reported December 31, 2013, plus $4,684,525 in net realized gain from MIST MLA Mid Cap pre-merger.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-22

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-23

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-24

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Neuberger Berman Genesis Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the medians of the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 5.04%, 4.78%, 4.91%, and 4.73%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 4.89%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2014, driven by accommodative monetary policies by central banks around the world, strong corporate earnings, and an improving global economy. The year started on a negative note as investors remained concerned about additional U.S. Federal Reserve tapering, pressure on emerging market currencies and deteriorating situations in Ukraine, Thailand and Venezuela. Equity indexes recovered in the following months driven by strong earnings and increased corporate activity. During the third quarter, equity markets were volatile as escalating tensions between Israel and Hamas, stalling Iran nuclear talks, and further U.S. and European Union sanctions against Russia contrasted with continued easing policies by central banks around the world and stronger macroeconomic data. Equity markets declined again in October as investors continued to worry about faltering global growth, particularly in Europe and China. Growing protests in Hong Kong and continued fears about the spread of the Ebola virus also weighed on the markets. Equity markets rallied in the fourth quarter as the Bank of Japan unexpectedly expanded its economic stimulus, the People’s Bank of China cut interest rates for the first time in two years, and the European Central Bank Chairman, Mr. Draghi, said the bank was ready to increase quantitative easing if necessary. Better than expected U.S. employment, U.S. retail sales and consumer confidence also contributed to positive performance. Equity markets were mixed in December as oil prices dropped significantly, the Russian ruble reached record lows, and political uncertainty continued in Greece.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that there had been a substantial improvement in the outlook for the labor market since the inception of its asset purchase program. Also, the Committee had continued to see sufficient underlying strength in the broader economy. Accordingly, the Committee had decided to conclude its asset purchase program in October.

Six of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care (13.3% beginning weight in the benchmark), up 19.2%, was the best-performing sector and had the largest positive impact on the benchmark. Consumer Staples (3.4% beginning weight), up 16.8%, and Utilities (4.0% beginning weight), up 16.8%, were the next best-performing sectors. The worst-performing sectors were Energy (5.3% beginning weight), down 39.1% and Producer Durables (14.3% beginning weight), down 0.9%.

The stocks with the largest positive impact on the benchmark return for the year were InterMune, up 401.6%; TriQuint Semiconductor, up 230.3%; and RF Micro Devices, up 221.5%. The stocks with the largest negative impact were Energy XXI, down 87.5%; Civeo, down 83.9%; and Chart Industries, down 64.2%.

Factors that can impact stock prices include developments in the Fed’s interest rate policy, corporate earnings, geopolitical concerns, energy prices, employment data and the value of the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	5.04	15.56	7.69	—
Class B	4.78	15.28	7.42	—
Class E	4.91	15.38	7.53	—
Class G	4.73	15.22	—	19.08
Russell 2000 Index	4.89	15.55	7.77	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.4
Isis Pharmaceuticals, Inc.	0.4
Brunswick Corp.	0.3
TriQuint Semiconductor, Inc.	0.3
RF Micro Devices, Inc.	0.3
Office Depot, Inc.	0.3
Graphic Packaging Holding Co.	0.2
LaSalle Hotel Properties	0.2
Puma Biotechnology, Inc.	0.2
RLJ Lodging Trust	0.2

Top Sectors

% of Net Assets
Financials	26.2
Information Technology	16.8
Health Care	13.8
Industrials	13.0
Consumer Discretionary	12.9
Materials	4.3
Utilities	3.4
Energy	3.2
Consumer Staples	3.1
Telecommunication Services	0.7

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.33%	$1,000.00	$1,018.20	$1.68
	Hypothetical*	0.33%	$1,000.00	$1,023.54	$1.68

Class B(a)	Actual	0.58%	$1,000.00	$1,016.50	$2.95
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class E(a)	Actual	0.48%	$1,000.00	$1,017.30	$2.44
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class G(a)	Actual	0.63%	$1,000.00	$1,016.60	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
AAR Corp.	20,590	$571,990
Aerovironment, Inc. (a)	8,967	244,351
American Science & Engineering, Inc. (b)	3,412	177,083
Astronics Corp. (a)	9,277	513,111
Cubic Corp.	9,993	526,031
Curtiss-Wright Corp.	23,640	1,668,748
DigitalGlobe, Inc. (a)	37,451	1,159,857
Ducommun, Inc. (a)	5,534	139,900
Engility Holdings, Inc. (a)	8,737	373,944
Esterline Technologies Corp. (a)	15,153	1,661,981
GenCorp, Inc. (a) (b)	29,383	537,709
HEICO Corp. (b)	31,652	1,911,781
KEYW Holding Corp. (The) (a) (b)	16,705	173,398
Kratos Defense & Security Solutions, Inc. (a)	22,697	113,939
Moog, Inc. - Class A (a)	20,032	1,482,969
National Presto Industries, Inc. (b)	2,572	149,279
Orbital Sciences Corp. (a)	29,768	800,461
Sparton Corp. (a)	5,744	162,785
Taser International, Inc. (a) (b)	26,071	690,360
Teledyne Technologies, Inc. (a)	17,856	1,834,525

		14,894,202

Air Freight & Logistics—0.5%
Air Transport Services Group, Inc. (a)	26,883	230,119
Atlas Air Worldwide Holdings, Inc. (a)	11,134	548,906
Echo Global Logistics, Inc. (a)	11,852	346,078
Forward Air Corp.	15,560	783,757
HUB Group, Inc. - Class A (a)	17,356	660,917
Park-Ohio Holdings Corp. (b)	4,748	299,266
UTi Worldwide, Inc. (a) (b)	45,516	549,378
XPO Logistics, Inc. (a) (b)	25,511	1,042,890

		4,461,311

Airlines—0.5%
Allegiant Travel Co.	6,311	948,733
Hawaiian Holdings, Inc. (a)	22,098	575,653
JetBlue Airways Corp. (a) (b)	121,414	1,925,626
Republic Airways Holdings, Inc. (a)	25,789	376,261
SkyWest, Inc. (b)	24,419	324,284
Virgin America, Inc. (a)	8,920	385,790

		4,536,347

Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc. (a)	34,595	781,501
Cooper Tire & Rubber Co.	28,364	982,813
Cooper-Standard Holding, Inc. (a)	6,881	398,272
Dana Holding Corp.	82,200	1,787,028
Dorman Products, Inc. (a) (b)	12,774	616,601
Drew Industries, Inc. (a)	11,598	592,310
Federal-Mogul Holdings Corp. (a)	14,782	237,843
Gentherm, Inc. (a)	17,276	632,647
Modine Manufacturing Co. (a)	24,735	336,396
Motorcar Parts of America, Inc. (a)	8,000	248,720
Remy International, Inc. (b)	13,683	286,248

Auto Components—(Continued)
Standard Motor Products, Inc.	9,638	367,401
Stoneridge, Inc. (a)	13,705	176,246
Strattec Security Corp. (b)	1,911	157,810
Superior Industries International, Inc.	12,615	249,651
Tenneco, Inc. (a)	29,432	1,666,146
Tower International, Inc. (a)	10,455	267,125

		9,784,758

Automobiles—0.0%
Winnebago Industries, Inc. (b)	12,257	266,712

Banks—7.3%
1st Source Corp.	8,143	279,386
American National Bankshares, Inc.	4,120	102,217
Ameris Bancorp	13,498	346,089
Ames National Corp.	4,390	113,877
Arrow Financial Corp.	5,706	156,858
Banc of California, Inc.	13,438	154,134
Bancfirst Corp. (b)	3,589	227,507
Banco Latinoamericano de Comercio Exterior S.A. -Class E (b)	14,005	421,550
Bancorp, Inc. (The) (a)	17,608	191,751
BancorpSouth, Inc.	46,488	1,046,445
Bank of Kentucky Financial Corp.	3,484	168,173
Bank of Marin Bancorp (b)	3,199	168,235
Bank of the Ozarks, Inc. (b)	39,067	1,481,421
Banner Corp.	10,387	446,849
BBCN Bancorp, Inc.	39,760	571,749
Blue Hills Bancorp, Inc. (a) (b)	13,063	177,396
BNC Bancorp	10,025	172,530
Boston Private Financial Holdings, Inc.	40,232	541,925
Bridge Bancorp, Inc.	6,098	163,121
Bridge Capital Holdings (a)	5,459	122,172
Bryn Mawr Bank Corp.	6,395	200,163
Camden National Corp. (b)	3,953	157,488
Capital Bank Financial Corp. - Class A (a)	9,384	251,491
Cardinal Financial Corp.	17,067	338,439
Cathay General Bancorp	39,976	1,022,986
Centerstate Banks, Inc.	16,702	198,921
Central Pacific Financial Corp.	7,285	156,628
Chemical Financial Corp.	16,215	496,828
Citizens & Northern Corp. (b)	6,716	138,820
City Holding Co. (b)	8,336	387,874
CNB Financial Corp. (b)	6,782	125,467
CoBiz Financial, Inc. (b)	17,832	234,134
Columbia Banking System, Inc.	26,670	736,359
Community Bank System, Inc. (b)	19,773	753,944
Community Trust Bancorp, Inc.	8,162	298,811
ConnectOne Bancorp, Inc.	12,322	234,118
CU Bancorp (a) (b)	5,201	112,810
Customers Bancorp, Inc. (a) (b)	11,686	227,410
CVB Financial Corp. (b)	52,144	835,347
Eagle Bancorp, Inc. (a)	11,635	413,275
Enterprise Financial Services Corp.	11,259	222,140
FCB Financial Holdings, Inc. - Class A (a)	3,583	88,285
Fidelity Southern Corp.	7,991	128,735

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Financial Institutions, Inc.	6,461	$162,494
First Bancorp (b)	8,573	158,343
First Bancorp/Puerto Rico (a)	52,499	308,169
First Busey Corp.	36,777	239,418
First Citizens BancShares, Inc. - Class A	3,723	941,137
First Commonwealth Financial Corp.	46,645	430,067
First Community Bancshares, Inc.	8,470	139,501
First Connecticut Bancorp, Inc.	9,833	160,475
First Financial Bancorp	28,214	524,498
First Financial Bankshares, Inc. (b)	30,535	912,386
First Financial Corp. (b)	6,038	215,074
First Interstate Bancsystem, Inc.	9,233	256,862
First Merchants Corp.	18,171	413,390
First Midwest Bancorp, Inc.	38,435	657,623
First NBC Bank Holding Co. (a)	7,557	266,006
First of Long Island Corp. (The)	5,032	142,758
FirstMerit Corp.	78,803	1,488,589
Flushing Financial Corp.	15,132	306,726
FNB Corp. (b)	81,774	1,089,230
German American Bancorp, Inc. (b)	6,759	206,285
Glacier Bancorp, Inc.	36,532	1,014,494
Great Southern Bancorp, Inc.	6,069	240,757
Great Western Bancorp, Inc. (a)	11,218	255,658
Guaranty Bancorp (b)	8,675	125,267
Hancock Holding Co.	39,950	1,226,465
Hanmi Financial Corp.	15,681	342,003
Heartland Financial USA, Inc.	7,703	208,751
Heritage Financial Corp. (b)	12,896	226,325
Hilltop Holdings, Inc. (a)	34,060	679,497
Home BancShares, Inc.	26,645	856,903
HomeTrust Bancshares, Inc. (a) (b)	10,270	171,098
Horizon Bancorp	5,200	135,928
Hudson Valley Holding Corp.	7,889	214,265
Iberiabank Corp.	15,241	988,379
Independent Bank Corp.	11,863	154,812
Independent Bank Corp. (b)	11,835	506,656
Independent Bank Group, Inc. (b)	4,624	180,613
International Bancshares Corp.	27,173	721,171
Investors Bancorp, Inc.	175,250	1,967,181
Lakeland Bancorp, Inc.	17,320	202,644
Lakeland Financial Corp.	8,139	353,802
LegacyTexas Financial Group, Inc.	20,388	486,254
MainSource Financial Group, Inc.	10,246	214,346
MB Financial, Inc.	32,522	1,068,673
Mercantile Bank Corp.	8,647	181,760
Metro Bancorp, Inc. (a)	7,930	205,546
MidWestOne Financial Group, Inc.	3,645	105,012
National Bank Holdings Corp. - Class A	17,203	333,910
National Bankshares, Inc.	4,218	128,185
National Penn Bancshares, Inc. (b)	59,275	623,869
NBT Bancorp, Inc. (b)	20,117	528,474
NewBridge Bancorp (a)	14,434	125,720
OFG Bancorp (b)	19,884	331,069
Old National Bancorp	57,115	849,871
Pacific Continental Corp.	10,841	153,725
Pacific Premier Bancorp, Inc. (a)	8,535	147,912
Park National Corp. (b)	5,759	509,556

Banks—(Continued)
Park Sterling Corp.	17,566	129,110
Peapack Gladstone Financial Corp.	6,672	123,832
Penns Woods Bancorp, Inc.	1,988	97,929
Peoples Bancorp, Inc.	5,988	155,269
Peoples Financial Services Corp. (b)	3,024	150,232
Pinnacle Financial Partners, Inc.	16,419	649,207
Preferred Bank	6,777	189,011
PrivateBancorp, Inc.	33,931	1,133,295
Prosperity Bancshares, Inc.	34,101	1,887,831
Renasant Corp.	15,636	452,349
Republic Bancorp, Inc. - Class A	5,421	134,007
S&T Bancorp, Inc. (b)	15,660	466,825
Sandy Spring Bancorp, Inc.	13,670	356,514
Seacoast Banking Corp. of Florida (a)	10,342	142,203
Sierra Bancorp	6,446	113,192
Simmons First National Corp. - Class A	7,124	289,591
South State Corp.	12,195	818,041
Southside Bancshares, Inc.	12,379	357,877
Southwest Bancorp, Inc.	11,069	192,158
State Bank Financial Corp.	16,379	327,252
Sterling Bancorp	42,278	607,958
Stock Yards Bancorp, Inc.	7,089	236,347
Stonegate Bank (b)	3,497	103,581
Suffolk Bancorp	6,378	144,844
Susquehanna Bancshares, Inc.	86,650	1,163,709
Talmer Bancorp, Inc. - Class A	7,188	100,920
Texas Capital Bancshares, Inc. (a) (b)	22,102	1,200,802
Tompkins Financial Corp.	7,424	410,547
TowneBank (b)	12,365	186,959
Trico Bancshares	11,155	275,528
TriState Capital Holdings, Inc. (a)	11,422	116,961
Trustmark Corp.	34,161	838,311
UMB Financial Corp.	17,961	1,021,801
Umpqua Holdings Corp.	79,077	1,345,100
Union Bankshares Corp.	22,489	541,535
United Bankshares, Inc. (b)	32,578	1,220,046
United Community Banks, Inc.	24,926	472,098
Univest Corp. of Pennsylvania	9,559	193,474
Valley National Bancorp (b)	109,795	1,066,109
Washington Trust Bancorp, Inc. (b)	7,713	309,908
Webster Financial Corp.	42,401	1,379,305
WesBanco, Inc. (b)	12,861	447,563
West Bancorp, Inc.	8,036	136,773
Westamerica Bancorp (b)	12,513	613,387
Western Alliance Bancorp (a)	37,712	1,048,394
Wilshire Bancorp, Inc.	35,291	357,498
Wintrust Financial Corp.	22,057	1,031,385
Yadkin Financial Corp. (a)	10,344	203,260

		65,539,268

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a)	4,062	1,176,112
Coca-Cola Bottling Co. Consolidated	2,376	209,159
National Beverage Corp. (a)	7,440	168,293

		1,553,564

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—5.2%
ACADIA Pharmaceuticals, Inc. (a) (b)	39,405	$1,251,109
Acceleron Pharma, Inc. (a) (b)	8,268	322,121
Achillion Pharmaceuticals, Inc. (a) (b)	49,415	605,334
Acorda Therapeutics, Inc. (a) (b)	20,455	835,996
Aegerion Pharmaceuticals, Inc. (a) (b)	14,687	307,546
Agenus, Inc. (a) (b)	32,824	130,311
Agios Pharmaceuticals, Inc. (a) (b)	6,812	763,216
Alder Biopharmaceuticals, Inc. (a)	4,401	128,025
AMAG Pharmaceuticals, Inc. (a) (b)	11,699	498,611
Anacor Pharmaceuticals, Inc. (a)	16,580	534,705
Arena Pharmaceuticals, Inc. (a) (b)	114,562	397,530
ARIAD Pharmaceuticals, Inc. (a) (b)	81,659	560,997
Array BioPharma, Inc. (a) (b)	64,536	305,255
Arrowhead Research Corp. (a) (b)	25,887	191,046
Auspex Pharmaceuticals, Inc. (a) (b)	5,121	268,750
Avalanche Biotechnologies, Inc. (a) (b)	3,625	195,750
BioCryst Pharmaceuticals, Inc. (a) (b)	34,840	423,654
Bluebird Bio, Inc. (a)	10,986	1,007,636
Calithera Biosciences, Inc. (a)	5,669	114,514
Celldex Therapeutics, Inc. (a) (b)	45,622	832,601
Cepheid, Inc. (a) (b)	34,332	1,858,734
Chimerix, Inc. (a) (b)	14,917	600,558
Clovis Oncology, Inc. (a) (b)	12,230	684,880
CTI BioPharma Corp. (a) (b)	70,525	166,439
Dyax Corp. (a)	69,204	973,008
Dynavax Technologies Corp. (a) (b)	13,709	231,134
Emergent Biosolutions, Inc. (a)	13,410	365,154
Enanta Pharmaceuticals, Inc. (a)	5,235	266,200
Epizyme, Inc. (a) (b)	6,547	123,542
Esperion Therapeutics, Inc. (a) (b)	3,379	136,647
Exact Sciences Corp. (a) (b)	40,546	1,112,582
Exelixis, Inc. (a) (b)	97,859	140,917
FibroGen, Inc. (a)	6,346	173,500
Five Prime Therapeutics, Inc. (a) (b)	8,981	242,487
Foundation Medicine, Inc. (a) (b)	7,156	159,006
Genomic Health, Inc. (a) (b)	8,810	281,656
Geron Corp. (a) (b)	81,988	266,461
Halozyme Therapeutics, Inc. (a) (b)	47,510	458,471
Heron Therapeutics, Inc. (a) (b)	14,592	146,796
Hyperion Therapeutics, Inc. (a)	6,976	167,424
Idera Pharmaceuticals, Inc. (a) (b)	32,677	144,106
ImmunoGen, Inc. (a)	44,397	270,822
Immunomedics, Inc. (a) (b)	39,907	191,554
Infinity Pharmaceuticals, Inc. (a)	24,496	413,737
Inovio Pharmaceuticals, Inc. (a) (b)	26,639	244,546
Insmed, Inc. (a)	25,006	386,843
Insys Therapeutics, Inc. (a)	4,440	187,190
Intrexon Corp. (a) (b)	17,705	487,419
Ironwood Pharmaceuticals, Inc. (a) (b)	58,760	900,203
Isis Pharmaceuticals, Inc. (a) (b)	56,969	3,517,266
Karyopharm Therapeutics, Inc. (a) (b)	6,236	233,413
Keryx Biopharmaceuticals, Inc. (a) (b)	46,107	652,414
Kite Pharma, Inc. (a) (b)	4,400	253,748
KYTHERA Biopharmaceuticals, Inc. (a) (b)	8,707	301,959
Lexicon Pharmaceuticals, Inc. (a) (b)	120,249	109,415
Ligand Pharmaceuticals, Inc. (a) (b)	10,234	544,551
MacroGenics, Inc. (a) (b)	10,125	355,084

Biotechnology—(Continued)
MannKind Corp. (a) (b)	111,868	583,392
Merrimack Pharmaceuticals, Inc. (a) (b)	46,931	530,320
MiMedx Group, Inc. (a) (b)	49,469	570,378
Momenta Pharmaceuticals, Inc. (a)	23,710	285,468
Navidea Biopharmaceuticals, Inc. (a) (b)	84,045	158,845
Neurocrine Biosciences, Inc. (a) (b)	35,288	788,334
NewLink Genetics Corp. (a) (b)	8,942	355,445
Northwest Biotherapeutics, Inc. (a) (b)	18,629	99,665
Novavax, Inc. (a) (b)	118,690	703,832
NPS Pharmaceuticals, Inc. (a)	51,119	1,828,527
OncoMed Pharmaceuticals, Inc. (a)	6,539	142,289
Ophthotech Corp. (a) (b)	6,374	286,001
Opko Health, Inc. (a) (b)	95,942	958,461
Orexigen Therapeutics, Inc. (a) (b)	58,227	352,856
Organovo Holdings, Inc. (a) (b)	37,857	274,463
Osiris Therapeutics, Inc. (a) (b)	9,827	157,134
Otonomy, Inc. (a)	3,859	128,620
OvaScience, Inc. (a) (b)	8,516	376,578
PDL BioPharma, Inc. (b)	82,274	634,333
Peregrine Pharmaceuticals, Inc. (a) (b)	94,929	131,951
Portola Pharmaceuticals, Inc. (a) (b)	21,155	599,110
Progenics Pharmaceuticals, Inc. (a) (b)	32,263	243,908
Prothena Corp. plc (a) (b)	13,701	284,433
PTC Therapeutics, Inc. (a) (b)	12,023	622,431
Puma Biotechnology, Inc. (a) (b)	11,332	2,144,808
Radius Health, Inc. (a)	4,217	164,083
Raptor Pharmaceutical Corp. (a) (b)	30,816	324,184
Receptos, Inc. (a)	10,658	1,305,712
Regulus Therapeutics, Inc. (a) (b)	7,553	121,150
Repligen Corp. (a)	18,018	356,756
Retrophin, Inc. (a)	12,865	157,468
Rigel Pharmaceuticals, Inc. (a)	48,713	110,579
Sage Therapeutics, Inc. (a) (b)	2,969	108,665
Sangamo Biosciences, Inc. (a) (b)	31,616	480,879
Sarepta Therapeutics, Inc. (a) (b)	19,766	286,014
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	214,359
Synageva BioPharma Corp. (a) (b)	10,577	981,440
Synergy Pharmaceuticals, Inc. (a) (b)	42,569	129,835
TESARO, Inc. (a) (b)	9,695	360,557
TG Therapeutics, Inc. (a) (b)	12,383	196,147
Ultragenyx Pharmaceutical, Inc. (a) (b)	3,657	160,469
Vanda Pharmaceuticals, Inc. (a) (b)	20,273	290,309
Xencor, Inc. (a)	7,999	128,304
XOMA Corp. (a) (b)	41,315	148,321
ZIOPHARM Oncology, Inc. (a) (b)	38,299	194,176

		46,885,562

Building Products—0.8%
AAON, Inc. (b)	21,161	473,795
Advanced Drainage Systems, Inc.	6,912	158,838
American Woodmark Corp. (a)	5,650	228,486
Apogee Enterprises, Inc.	13,684	579,791
Builders FirstSource, Inc. (a) (b)	25,665	176,318
Continental Building Products, Inc. (a)	6,361	112,780
Gibraltar Industries, Inc. (a)	14,856	241,559
Griffon Corp.	16,917	224,996

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Insteel Industries, Inc.	9,958	$234,810
Masonite International Corp. (a)	14,468	889,203
NCI Building Systems, Inc. (a)	14,301	264,854
Nortek, Inc. (a) (b)	4,481	364,440
Patrick Industries, Inc. (a)	3,662	161,055
PGT, Inc. (a)	24,381	234,789
Ply Gem Holdings, Inc. (a) (b)	11,295	157,904
Quanex Building Products Corp.	17,697	332,350
Simpson Manufacturing Co., Inc.	20,877	722,344
Trex Co., Inc. (a) (b)	16,564	705,295
Universal Forest Products, Inc.	10,498	558,494

		6,822,101

Capital Markets—1.4%
Arlington Asset Investment Corp. - Class A (b)	10,056	267,590
Ashford, Inc. (a) (b)	363	34,122
BGC Partners, Inc. - Class A	86,085	787,678
Calamos Asset Management, Inc. - Class A	11,175	148,851
Cohen & Steers, Inc. (b)	9,693	407,881
Cowen Group, Inc. - Class A (a) (b)	58,121	278,981
Diamond Hill Investment Group, Inc. (b)	1,546	213,410
Evercore Partners, Inc. - Class A	16,148	845,671
FBR & Co. (a)	5,282	129,884
Financial Engines, Inc. (b)	24,757	904,868
FXCM, Inc. - Class A (b)	22,823	378,177
GAMCO Investors, Inc. - Class A	3,184	283,185
GFI Group, Inc.	39,099	213,090
Greenhill & Co., Inc. (b)	13,790	601,244
HFF, Inc. - Class A	15,189	545,589
International FCStone, Inc. (a) (b)	7,668	157,731
Investment Technology Group, Inc. (a)	17,949	373,698
Janus Capital Group, Inc. (b)	69,578	1,122,293
KCG Holdings, Inc. - Class A (a)	18,746	218,391
Ladenburg Thalmann Financial Services, Inc. (a) (b)	51,090	201,805
Moelis & Co. - Class A	2,712	94,730
OM Asset Management plc (a)	14,839	240,985
Oppenheimer Holdings, Inc. - Class A	5,749	133,664
Piper Jaffray Cos. (a)	7,967	462,803
Safeguard Scientifics, Inc. (a) (b)	11,857	235,006
Stifel Financial Corp. (a)	31,775	1,621,160
SWS Group, Inc. (a)	16,337	112,889
Virtus Investment Partners, Inc.	3,430	584,781
Walter Investment Management Corp. (a) (b)	19,069	314,829
Westwood Holdings Group, Inc.	3,352	207,221
WisdomTree Investments, Inc. (b)	50,887	797,654

		12,919,861

Chemicals—2.1%
A. Schulman, Inc.	15,164	614,597
Advanced Emissions Solutions, Inc. (a) (b)	9,564	217,964
American Vanguard Corp. (b)	14,887	172,987
Axiall Corp.	33,226	1,411,108
Balchem Corp. (b)	15,297	1,019,392
Calgon Carbon Corp. (a)	26,333	547,200
Chase Corp.	3,533	127,153

Chemicals—(Continued)
Chemtura Corp. (a)	39,487	976,513
Ferro Corp. (a)	34,923	452,602
Flotek Industries, Inc. (a) (b)	26,380	494,097
FutureFuel Corp.	10,195	132,739
Hawkins, Inc.	4,778	207,031
HB Fuller Co.	23,919	1,065,113
Innophos Holdings, Inc.	10,139	592,624
Innospec, Inc.	12,490	533,323
Intrepid Potash, Inc. (a) (b)	27,693	384,379
KMG Chemicals, Inc.	5,249	104,980
Koppers Holdings, Inc.	10,265	266,685
Kraton Performance Polymers, Inc. (a)	16,524	343,534
Kronos Worldwide, Inc. (b)	10,959	142,686
Landec Corp. (a)	14,010	193,478
LSB Industries, Inc. (a)	9,253	290,914
Minerals Technologies, Inc.	16,901	1,173,774
Olin Corp. (b)	38,118	867,947
OM Group, Inc.	16,641	495,902
OMNOVA Solutions, Inc. (a)	24,497	199,406
PolyOne Corp.	45,404	1,721,266
Quaker Chemical Corp.	6,591	606,636
Rentech, Inc. (a) (b)	115,307	145,287
Senomyx, Inc. (a) (b)	22,054	132,544
Sensient Technologies Corp.	24,300	1,466,262
Stepan Co.	8,339	334,227
Trecora Resources (a)	10,819	159,039
Tredegar Corp.	13,367	300,624
Trinseo S.A. (a) (b)	6,293	109,813
Tronox, Ltd. - Class A	30,359	724,973
Zep, Inc.	10,762	163,044

		18,891,843

Commercial Services & Supplies—2.1%
ABM Industries, Inc.	27,975	801,484
ACCO Brands Corp. (a)	56,671	510,606
ARC Document Solutions, Inc. (a)	21,379	218,493
Brady Corp. - Class A	22,732	621,493
Brink’s Co. (The)	24,924	608,395
Ceco Environmental Corp.	9,240	143,590
Civeo Corp.	45,952	188,863
Deluxe Corp.	23,936	1,490,016
Ennis, Inc.	14,123	190,237
G&K Services, Inc. - Class A	9,849	697,802
Healthcare Services Group, Inc. (b)	34,663	1,072,127
Herman Miller, Inc.	29,708	874,306
HNI Corp.	22,107	1,128,783
InnerWorkings, Inc. (a) (b)	18,030	140,454
Interface, Inc.	31,333	516,054
Kimball International, Inc. - Class B	18,813	171,574
Knoll, Inc.	23,781	503,444
Matthews International Corp. - Class A	15,251	742,266
McGrath RentCorp	13,375	479,627
Mobile Mini, Inc.	22,905	927,881
MSA Safety, Inc.	14,087	747,879
Multi-Color Corp. (b)	6,168	341,830
Performant Financial Corp. (a)	12,041	80,073

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Quad/Graphics, Inc.	13,076	$300,225
SP Plus Corp. (a)	8,683	219,072
Steelcase, Inc. - Class A	41,383	742,825
Team, Inc. (a)	10,055	406,825
Tetra Tech, Inc. (e)	31,618	844,201
U.S. Ecology, Inc. (b)	10,067	403,888
UniFirst Corp.	7,187	872,861
United Stationers, Inc. (b)	18,238	768,914
Viad Corp.	11,786	314,215
West Corp.	18,891	623,403

		18,693,706

Communications Equipment—1.4%
ADTRAN, Inc.	26,122	569,460
Aruba Networks, Inc. (a)	50,397	916,217
Bel Fuse, Inc. - Class B	5,512	150,698
Black Box Corp.	6,291	150,355
CalAmp Corp. (a) (b)	19,380	354,654
Calix, Inc. (a)	19,494	195,330
Ciena Corp. (a) (b)	51,644	1,002,410
Comtech Telecommunications Corp.	8,068	254,303
Digi International, Inc. (a)	14,316	132,996
Emulex Corp. (a)	40,667	230,582
Extreme Networks, Inc. (a)	49,338	174,163
Finisar Corp. (a) (b)	50,382	977,915
Harmonic, Inc. (a)	48,063	336,922
Infinera Corp. (a) (b)	59,921	882,037
InterDigital, Inc. (b)	17,703	936,489
Ixia (a)	28,748	323,415
KVH Industries, Inc. (a)	8,641	109,309
NETGEAR, Inc. (a)	17,479	621,903
Plantronics, Inc.	20,899	1,108,065
Polycom, Inc. (a)	67,951	917,338
Ruckus Wireless, Inc. (a) (b)	32,295	388,186
ShoreTel, Inc. (a)	28,961	212,863
Sonus Networks, Inc. (a) (b)	111,897	444,231
Ubiquiti Networks, Inc. (b)	14,660	434,522
ViaSat, Inc. (a) (b)	19,916	1,255,305

		13,079,668

Construction & Engineering—0.7%
Aegion Corp. (a)	20,173	375,420
Argan, Inc.	6,140	206,550
Comfort Systems USA, Inc.	19,376	331,717
Dycom Industries, Inc. (a)	16,749	587,722
EMCOR Group, Inc.	33,263	1,479,871
Furmanite Corp. (a)	19,494	152,443
Granite Construction, Inc.	19,068	724,965
Great Lakes Dredge & Dock Corp. (a)	30,172	258,272
Layne Christensen Co. (a) (b)	10,645	101,553
MasTec, Inc. (a)	32,059	724,854
MYR Group, Inc. (a)	10,017	274,466
Northwest Pipe Co. (a)	4,794	144,395
Orion Marine Group, Inc. (a)	14,575	161,054
Primoris Services Corp.	17,845	414,718
Tutor Perini Corp. (a)	19,192	461,952

		6,399,952

Construction Materials—0.1%
Headwaters, Inc. (a)	38,364	575,076
U.S. Concrete, Inc. (a) (b)	7,217	205,324

		780,400

Consumer Finance—0.6%
Cash America International, Inc.	14,003	316,748
Credit Acceptance Corp. (a) (b)	2,944	401,591
Encore Capital Group, Inc. (a) (b)	12,804	568,497
Enova International, Inc. (a)	12,812	285,195
Ezcorp, Inc. - Class A (a) (b)	24,505	287,934
First Cash Financial Services, Inc. (a)	14,639	814,953
Green Dot Corp. - Class A (a)	15,649	320,648
Nelnet, Inc. - Class A	10,320	478,126
PRA Group, Inc. (a) (b)	23,875	1,383,079
Springleaf Holdings, Inc. (a) (b)	11,201	405,140
World Acceptance Corp. (a) (b)	3,560	282,842

		5,544,753

Containers & Packaging—0.4%
AEP Industries, Inc. (a)	2,193	127,523
Berry Plastics Group, Inc. (a)	44,247	1,395,993
Graphic Packaging Holding Co. (a)	160,202	2,181,951
Myers Industries, Inc.	13,337	234,731

		3,940,198

Distributors—0.2%
Core-Mark Holding Co., Inc.	11,864	734,738
Pool Corp.	21,723	1,378,107

		2,112,845

Diversified Consumer Services—1.0%
2U, Inc. (a)	5,705	112,160
American Public Education, Inc. (a) (b)	7,357	271,253
Ascent Capital Group, Inc. - Class A (a)	6,860	363,100
Bright Horizons Family Solutions, Inc. (a)	15,292	718,877
Capella Education Co.	5,633	433,516
Career Education Corp. (a)	30,241	210,477
Carriage Services, Inc.	9,414	197,223
Chegg, Inc. (a) (b)	37,968	262,359
Grand Canyon Education, Inc. (a)	22,843	1,065,854
Houghton Mifflin Harcourt Co. (a)	53,858	1,115,399
ITT Educational Services, Inc. (a) (b)	12,709	122,134
K12, Inc. (a)	17,337	205,790
LifeLock, Inc. (a) (b)	40,242	744,879
Regis Corp. (a)	24,117	404,201
Sotheby’s (b)	30,046	1,297,386
Steiner Leisure, Ltd. (a)	7,524	347,684
Strayer Education, Inc. (a)	5,524	410,323
Universal Technical Institute, Inc.	11,178	109,992
Weight Watchers International, Inc. (a) (b)	14,219	353,200

		8,745,807

Diversified Financial Services—0.3%
Gain Capital Holdings, Inc.	12,111	109,241
MarketAxess Holdings, Inc.	17,813	1,277,370

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
NewStar Financial, Inc. (a)	14,397	$184,282
PHH Corp. (a) (b)	24,884	596,221
PICO Holdings, Inc. (a)	12,147	228,971

		2,396,085

Diversified Telecommunication Services—0.6%
8x8, Inc. (a) (b)	43,269	396,344
Atlantic Tele-Network, Inc.	4,754	321,323
Cincinnati Bell, Inc. (a)	102,081	325,638
Cogent Communications Holdings, Inc.	22,011	778,969
Consolidated Communications Holdings, Inc. (b)	24,229	674,293
Fairpoint Communications, Inc. (a)	11,602	164,864
General Communication, Inc. - Class A (a)	16,537	227,384
Globalstar, Inc. (a) (b)	125,841	346,063
Hawaiian Telcom Holdco, Inc. (a) (b)	6,401	176,476
IDT Corp. - Class B	8,438	171,376
inContact, Inc. (a) (b)	27,382	240,688
Inteliquent, Inc.	16,025	314,571
Intelsat S.A. (a) (b)	13,533	234,933
Iridium Communications, Inc. (a) (b)	40,171	391,667
Lumos Networks Corp.	8,454	142,196
ORBCOMM, Inc. (a)	27,147	177,541
Premiere Global Services, Inc. (a)	24,982	265,309
Vonage Holdings Corp. (a)	74,697	284,596

		5,634,231

Electric Utilities—1.3%
ALLETE, Inc.	21,460	1,183,304
Cleco Corp.	29,040	1,583,842
El Paso Electric Co.	18,779	752,287
Empire District Electric Co. (The)	22,399	666,146
IDACORP, Inc. (b)	23,679	1,567,313
MGE Energy, Inc.	16,879	769,851
NRG Yield, Inc. - Class A (b)	11,593	546,494
Otter Tail Corp. (b)	18,873	584,308
PNM Resources, Inc.	37,169	1,101,318
Portland General Electric Co. (b)	36,592	1,384,275
UIL Holdings Corp. (b)	27,339	1,190,340
Unitil Corp.	7,429	272,422

		11,601,900

Electrical Equipment—0.9%
AZZ, Inc.	12,522	587,532
Capstone Turbine Corp. (a) (b)	165,155	122,099
Encore Wire Corp.	10,537	393,346
EnerSys (b)	22,957	1,416,906
Enphase Energy, Inc. (a)	9,620	137,470
Franklin Electric Co., Inc.	23,378	877,376
FuelCell Energy, Inc. (a) (b)	111,070	171,048
Generac Holdings, Inc. (a) (b)	33,669	1,574,363
General Cable Corp.	24,951	371,770
Global Power Equipment Group, Inc.	8,163	112,731
GrafTech International, Ltd. (a) (b)	58,953	298,302
Plug Power, Inc. (a) (b)	78,410	235,230
Polypore International, Inc. (a) (b)	21,441	1,008,799

Electrical Equipment—(Continued)
Powell Industries, Inc. (b)	4,404	216,104
Power Solutions International, Inc. (a) (b)	2,293	118,342
PowerSecure International, Inc. (a) (b)	9,992	116,407
Thermon Group Holdings, Inc. (a)	15,847	383,339
Vicor Corp. (a)	8,633	104,459

		8,245,623

Electronic Equipment, Instruments & Components—2.5%
Anixter International, Inc. (a)	13,642	1,206,771
Badger Meter, Inc. (b)	6,820	404,767
Belden, Inc.	21,125	1,664,861
Benchmark Electronics, Inc. (a)	26,588	676,399
Checkpoint Systems, Inc. (a)	21,005	288,399
Cognex Corp. (a)	42,029	1,737,059
Coherent, Inc. (a)	12,319	748,010
CTS Corp.	18,070	322,188
Daktronics, Inc.	18,513	231,598
DTS, Inc. (a)	9,298	285,914
Electro Rent Corp.	9,062	127,230
Fabrinet (a)	17,507	310,574
FARO Technologies, Inc. (a)	8,551	535,977
FEI Co.	19,981	1,805,283
GSI Group, Inc. (a)	18,739	275,838
II-VI, Inc. (a) (b)	27,302	372,672
Insight Enterprises, Inc. (a) (e)	19,337	500,635
InvenSense, Inc. (a) (b)	34,992	568,970
Itron, Inc. (a)	19,812	837,850
Kimball Electronics, Inc. (a)	14,109	169,590
Littelfuse, Inc.	11,202	1,082,897
Maxwell Technologies, Inc. (a) (b)	14,377	131,118
Mercury Systems, Inc. (a)	15,581	216,888
Mesa Laboratories, Inc.	1,474	113,955
Methode Electronics, Inc.	19,169	699,860
MTS Systems Corp.	7,482	561,374
Newport Corp. (a)	20,202	386,060
OSI Systems, Inc. (a)	10,001	707,771
Park Electrochemical Corp.	10,569	263,485
PC Connection, Inc.	5,366	131,735
Plexus Corp. (a) (e)	17,502	721,257
RealD, Inc. (a)	18,684	220,471
Rofin-Sinar Technologies, Inc. (a)	15,227	438,081
Rogers Corp. (a)	8,965	730,110
Sanmina Corp. (a)	38,743	911,623
ScanSource, Inc. (a)	14,516	582,963
SYNNEX Corp.	13,438	1,050,314
TTM Technologies, Inc. (a) (b)	26,923	202,730
Universal Display Corp. (a) (b)	21,034	583,694
Vishay Precision Group, Inc. (a)	6,727	115,435

		22,922,406

Energy Equipment & Services—1.2%
Basic Energy Services, Inc. (a) (b)	14,197	99,521
Bristow Group, Inc.	17,044	1,121,325
C&J Energy Services, Inc. (a)	23,819	314,649
CARBO Ceramics, Inc. (b)	9,345	374,267
Era Group, Inc. (a)	10,332	218,522

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Exterran Holdings, Inc.	28,971	$943,875
Forum Energy Technologies, Inc. (a)	29,182	604,943
Geospace Technologies Corp. (a) (b)	6,866	181,949
Gulf Island Fabrication, Inc.	7,812	151,475
GulfMark Offshore, Inc. - Class A (b)	13,516	330,061
Helix Energy Solutions Group, Inc. (a)	52,891	1,147,735
Hercules Offshore, Inc. (a) (b)	82,886	82,886
Hornbeck Offshore Services, Inc. (a) (b)	18,165	453,580
ION Geophysical Corp. (a) (b)	64,763	178,098
Key Energy Services, Inc. (a)	64,648	107,962
Matrix Service Co. (a)	14,196	316,855
McDermott International, Inc. (a) (b)	116,414	338,765
Natural Gas Services Group, Inc. (a)	6,643	153,055
Newpark Resources, Inc. (a)	42,672	407,091
Nordic American Offshore, Ltd. (a) (b)	13,678	167,966
Parker Drilling Co. (a)	61,149	187,727
PHI, Inc. (a)	6,426	240,332
Pioneer Energy Services Corp. (a)	31,825	176,310
RigNet, Inc. (a) (b)	5,320	218,280
SEACOR Holdings, Inc. (a) (b)	10,116	746,662
Tesco Corp.	16,366	209,812
TETRA Technologies, Inc. (a)	39,068	260,974
U.S. Silica Holdings, Inc. (b)	26,394	678,062
Willbros Group, Inc. (a) (b)	22,413	140,529

		10,553,268

Food & Staples Retailing—1.0%
Andersons, Inc. (The)	13,251	704,158
Casey’s General Stores, Inc. (b)	18,741	1,692,687
Chefs’ Warehouse, Inc. (The) (a) (b)	8,577	197,614
Diplomat Pharmacy, Inc. (a)	9,007	246,522
Fresh Market, Inc. (The) (a) (b)	21,412	882,174
Ingles Markets, Inc. - Class A	6,173	228,957
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	5,060	142,540
Pantry, Inc. (The) (a)	12,441	461,063
Pricesmart, Inc. (b)	8,697	793,340
Smart & Final Stores, Inc. (a)	9,850	154,941
SpartanNash Co.	19,948	521,441
SUPERVALU, Inc. (a)	101,674	986,238
United Natural Foods, Inc. (a)	24,142	1,866,780
Weis Markets, Inc.	6,205	296,723

		9,175,178

Food Products—1.5%
B&G Foods, Inc. (b)	26,523	793,038
Boulder Brands, Inc. (a) (b)	31,712	350,735
Cal-Maine Foods, Inc. (b)	14,936	582,952
Calavo Growers, Inc.	7,353	347,797
Chiquita Brands International, Inc. (a)	24,259	350,785
Darling Ingredients, Inc. (a)	80,172	1,455,924
Dean Foods Co. (b)	46,603	903,166
Diamond Foods, Inc. (a) (b)	11,938	337,010
Farmer Bros Co. (a)	4,203	123,778
Fresh Del Monte Produce, Inc.	16,577	556,158
Freshpet, Inc. (a) (b)	8,991	153,386
J&J Snack Foods Corp.	7,446	809,901

Food Products—(Continued)
John B Sanfilippo & Son, Inc.	4,642	211,211
Lancaster Colony Corp.	8,511	796,970
Limoneira Co. (b)	4,954	123,751
Omega Protein Corp. (a)	11,349	119,959
Post Holdings, Inc. (a) (b)	22,440	940,012
Sanderson Farms, Inc. (b)	11,435	960,826
Seaboard Corp. (a) (b)	128	537,338
Seneca Foods Corp. - Class A (a)	4,612	124,662
Snyders-Lance, Inc.	22,934	700,634
Tootsie Roll Industries, Inc. (b)	10,237	313,764
TreeHouse Foods, Inc. (a)	20,661	1,767,135

		13,360,892

Gas Utilities—1.1%
Chesapeake Utilities Corp. (b)	6,975	346,379
Laclede Group, Inc. (The)	20,981	1,116,189
New Jersey Resources Corp.	19,650	1,202,580
Northwest Natural Gas Co. (b)	12,275	612,522
ONE Gas, Inc.	25,410	1,047,400
Piedmont Natural Gas Co., Inc.	38,534	1,518,625
South Jersey Industries, Inc.	15,904	937,223
Southwest Gas Corp.	22,160	1,369,710
WGL Holdings, Inc. (b)	25,094	1,370,634

		9,521,262

Health Care Equipment & Supplies—3.3%
Abaxis, Inc. (b)	10,347	588,020
ABIOMED, Inc. (a)	19,803	753,702
Accuray, Inc. (a) (b)	37,218	280,996
Analogic Corp.	6,542	553,519
AngioDynamics, Inc. (a)	13,423	255,171
Anika Therapeutics, Inc. (a)	7,087	288,724
Antares Pharma, Inc. (a) (b)	63,955	164,364
AtriCure, Inc. (a)	16,421	327,763
Atrion Corp. (b)	874	297,169
Cantel Medical Corp.	16,951	733,300
Cardiovascular Systems, Inc. (a)	12,840	386,227
Cerus Corp. (a) (b)	39,154	244,321
CONMED Corp.	14,206	638,702
CryoLife, Inc.	17,220	195,103
Cyberonics, Inc. (a)	13,162	732,860
Cynosure, Inc. - Class A (a)	11,463	314,315
Derma Sciences, Inc. (a) (b)	10,829	100,818
DexCom, Inc. (a)	36,695	2,020,060
Endologix, Inc. (a) (b)	32,408	495,518
Exactech, Inc. (a)	5,322	125,440
GenMark Diagnostics, Inc. (a) (b)	19,362	263,517
Globus Medical, Inc. - Class A (a)	32,393	769,982
Greatbatch, Inc. (a)	12,931	637,498
Haemonetics Corp. (a)	26,522	992,453
HeartWare International, Inc. (a) (b)	8,570	629,295
ICU Medical, Inc. (a)	6,398	523,996
Insulet Corp. (a)	27,643	1,273,237
Integra LifeSciences Holdings Corp. (a)	12,903	699,730
Invacare Corp.	15,930	266,987
LDR Holding Corp. (a)	8,441	276,696

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Masimo Corp. (a)	21,582	$568,470
Meridian Bioscience, Inc. (b)	22,552	371,206
Merit Medical Systems, Inc. (a)	21,638	374,987
Natus Medical, Inc. (a)	16,472	593,651
Neogen Corp. (a)	17,828	884,091
Nevro Corp. (a) (b)	5,390	208,431
NuVasive, Inc. (a)	21,973	1,036,247
NxStage Medical, Inc. (a)	30,508	547,008
OraSure Technologies, Inc. (a)	29,491	299,039
Orthofix International NV (a) (b)	9,598	288,516
Quidel Corp. (a) (b)	13,903	402,075
Rockwell Medical, Inc. (a)	22,438	230,663
RTI Surgical, Inc. (a)	30,534	158,777
Spectranetics Corp. (The) (a) (b)	21,548	745,130
STAAR Surgical Co. (a) (b)	19,419	176,907
STERIS Corp.	28,172	1,826,954
SurModics, Inc. (a) (b)	5,420	119,782
Symmetry Surgical, Inc. (a)	5,265	41,014
Thoratec Corp. (a)	28,903	938,191
Tornier NV (a)	17,693	451,171
Unilife Corp. (a) (b)	55,575	186,176
Utah Medical Products, Inc.	2,002	120,220
Vascular Solutions, Inc. (a)	9,953	270,323
Volcano Corp. (a) (b)	27,732	495,848
West Pharmaceutical Services, Inc.	33,415	1,779,015
Wright Medical Group, Inc. (a)	24,578	660,411
Zeltiq Aesthetics, Inc. (a) (b)	14,709	410,528

		30,014,314

Health Care Providers & Services—2.4%
Acadia Healthcare Co., Inc. (a) (b)	21,047	1,288,287
Adeptus Health, Inc. - Class A (a)	3,115	116,501
Air Methods Corp. (a) (b)	18,730	824,682
Almost Family, Inc. (a)	4,667	135,110
Amedisys, Inc. (a)	13,972	410,078
AMN Healthcare Services, Inc. (a)	23,983	470,067
Amsurg Corp. (a)	20,846	1,140,902
Bio-Reference Labs, Inc. (a) (b)	12,716	408,565
BioScrip, Inc. (a) (b)	29,688	207,519
BioTelemetry, Inc. (a)	15,006	150,510
Capital Senior Living Corp. (a)	14,260	355,217
Chemed Corp. (b)	8,215	868,079
Corvel Corp. (a)	5,325	198,196
Cross Country Healthcare, Inc. (a)	16,495	205,858
Ensign Group, Inc. (The)	9,034	401,019
ExamWorks Group, Inc. (a) (b)	17,240	717,012
Gentiva Health Services, Inc. (a)	16,117	307,029
Hanger, Inc. (a)	17,356	380,096
HealthEquity, Inc. (a)	5,645	143,665
HealthSouth Corp.	42,069	1,617,974
Healthways, Inc. (a) (b)	16,239	322,831
IPC The Hospitalist Co., Inc. (a)	9,377	430,310
Kindred Healthcare, Inc.	34,461	626,501
Landauer, Inc. (b)	5,165	176,333
LHC Group, Inc. (a)	6,847	213,489
Magellan Health, Inc. (a)	13,774	826,853

Health Care Providers & Services—(Continued)
Molina Healthcare, Inc. (a)	14,027	750,865
MWI Veterinary Supply, Inc. (a)	6,043	1,026,766
National Healthcare Corp.	5,246	329,659
Owens & Minor, Inc. (b)	31,521	1,106,702
PharMerica Corp. (a)	13,843	286,689
Providence Service Corp. (The) (a)	4,961	180,779
RadNet, Inc. (a)	17,918	153,020
Select Medical Holdings Corp.	38,917	560,405
Surgical Care Affiliates, Inc. (a) (b)	7,471	251,399
Team Health Holdings, Inc. (a)	34,473	1,983,232
Triple-S Management Corp. - Class B (a)	12,074	288,689
U.S. Physical Therapy, Inc.	6,011	252,222
Universal American Corp. (a)	20,509	190,323
WellCare Health Plans, Inc. (a)	21,378	1,754,279

		22,057,712

Health Care Technology—0.5%
Computer Programs & Systems, Inc. (b)	5,856	355,752
HealthStream, Inc. (a)	10,052	296,333
HMS Holdings Corp. (a) (b)	44,959	950,433
MedAssets, Inc. (a)	31,309	618,666
Medidata Solutions, Inc. (a) (b)	26,770	1,278,268
Merge Healthcare, Inc. (a)	38,387	136,658
Omnicell, Inc. (a)	18,760	621,331
Quality Systems, Inc.	24,814	386,850
Vocera Communications, Inc. (a)	11,244	117,162

		4,761,453

Hotels, Restaurants & Leisure—2.9%
Belmond, Ltd. - Class A (a)	45,218	559,347
Biglari Holdings, Inc. (a)	871	347,973
BJ’s Restaurants, Inc. (a) (b)	10,878	546,184
Bloomin’ Brands, Inc. (a)	38,253	947,144
Bob Evans Farms, Inc.	12,754	652,750
Boyd Gaming Corp. (a) (b)	35,670	455,863
Bravo Brio Restaurant Group, Inc. (a)	9,979	138,808
Buffalo Wild Wings, Inc. (a) (b)	9,275	1,673,024
Caesars Acquisition Co. - Class A (a)	27,244	280,886
Caesars Entertainment Corp. (a) (b)	25,824	405,179
Carrols Restaurant Group, Inc. (a) (b)	20,354	155,301
Cheesecake Factory, Inc. (The) (b)	23,244	1,169,406
Churchill Downs, Inc.	6,136	584,761
Chuy’s Holdings, Inc. (a) (b)	8,272	162,710
ClubCorp Holdings, Inc.	11,474	205,729
Cracker Barrel Old Country Store, Inc. (b)	9,028	1,270,781
Del Frisco’s Restaurant Group, Inc. (a)	12,052	286,114
Denny’s Corp. (a)	44,196	455,661
Diamond Resorts International, Inc. (a) (b)	17,878	498,796
DineEquity, Inc.	7,910	819,792
Fiesta Restaurant Group, Inc. (a) (b)	13,371	812,957
Habit Restaurants, Inc. (The) - Class A (a)	4,280	138,458
International Speedway Corp. - Class A	12,533	396,669
Interval Leisure Group, Inc. (b)	19,771	413,016
Jack in the Box, Inc.	19,588	1,566,256
Jamba, Inc. (a) (b)	9,661	145,784
Krispy Kreme Doughnuts, Inc. (a) (b)	33,031	652,032

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
La Quinta Holdings, Inc. (a)	19,995	$441,090
Life Time Fitness, Inc. (a)	20,079	1,136,873
Marcus Corp.	6,771	125,331
Marriott Vacations Worldwide Corp.	13,105	976,847
Morgans Hotel Group Co. (a)	12,602	98,800
Nathan’s Famous, Inc. (a)	1,762	140,960
Noodles & Co. (a) (b)	5,702	150,248
Papa John’s International, Inc.	14,171	790,742
Penn National Gaming, Inc. (a)	39,538	542,857
Pinnacle Entertainment, Inc. (a) (b)	27,272	606,802
Popeyes Louisiana Kitchen, Inc. (a)	11,867	667,756
Red Robin Gourmet Burgers, Inc. (a)	7,250	558,069
Ruby Tuesday, Inc. (a) (b)	31,853	217,875
Ruth’s Hospitality Group, Inc.	17,912	268,680
Scientific Games Corp. - Class A (a)	22,727	289,315
Sonic Corp.	27,410	746,374
Speedway Motorsports, Inc.	7,078	154,796
Texas Roadhouse, Inc.	33,641	1,135,720
Vail Resorts, Inc.	17,733	1,616,008

		26,406,524

Household Durables—1.1%
Beazer Homes USA, Inc. (a) (b)	13,700	265,232
Cavco Industries, Inc. (a)	4,452	352,910
CSS Industries, Inc.	4,201	116,116
Ethan Allen Interiors, Inc. (b)	12,159	376,564
Helen of Troy, Ltd. (a)	13,964	908,498
Hovnanian Enterprises, Inc. - Class A (a) (b)	56,064	231,544
iRobot Corp. (a)	14,746	511,981
KB Home (b)	43,434	718,833
La-Z-Boy, Inc.	26,643	715,098
LGI Homes, Inc. (a) (b)	7,793	116,272
Libbey, Inc. (a)	10,247	322,166
M/I Homes, Inc. (a)	12,868	295,449
MDC Holdings, Inc. (b)	19,869	525,932
Meritage Homes Corp. (a)	19,962	718,432
NACCO Industries, Inc. - Class A	2,380	141,277
Ryland Group, Inc. (The) (b)	23,149	892,625
Standard Pacific Corp. (a) (b)	71,989	524,800
TRI Pointe Homes, Inc. (a)	72,675	1,108,294
Universal Electronics, Inc. (a)	7,461	485,189
WCI Communities, Inc. (a) (b)	6,498	127,231
William Lyon Homes - Class A (a)	9,057	183,585

		9,638,028

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	23,384	223,317
Harbinger Group, Inc. (a)	41,219	583,661
Orchids Paper Products Co.	3,667	106,747
WD-40 Co. (b)	7,863	668,984

		1,582,709

Independent Power and Renewable Electricity Producers—0.4%
Abengoa Yield plc (b)	13,281	362,837
Atlantic Power Corp. (b)	59,196	160,421
Dynegy, Inc. (a)	59,317	1,800,271

Independent Power and Renewable Electricity Producers—(Continued)
Ormat Technologies, Inc.	9,298	252,720
Pattern Energy Group, Inc.	19,338	476,875
TerraForm Power, Inc. - Class A	13,829	427,040
Vivint Solar, Inc. (a)	15,451	142,458

		3,622,622

Industrial Conglomerates—0.1%
Raven Industries, Inc. (b)	18,658	466,450

Insurance—2.4%
Ambac Financial Group, Inc. (a)	22,444	549,878
American Equity Investment Life Holding Co.	34,776	1,015,112
AMERISAFE, Inc.	9,298	393,863
Amtrust Financial Services, Inc. (b)	14,572	819,675
Argo Group International Holdings, Ltd.	12,861	713,400
Baldwin & Lyons, Inc. - Class B	4,133	106,549
Citizens, Inc. (a) (b)	22,172	168,507
CNO Financial Group, Inc.	98,977	1,704,384
Crawford & Co. - Class B (b)	14,358	147,600
eHealth, Inc. (a)	9,723	242,297
Employers Holdings, Inc.	16,380	385,094
Enstar Group, Ltd. (a) (b)	4,185	639,845
FBL Financial Group, Inc. - Class A	4,790	277,964
Federated National Holding Co.	5,884	142,157
Fidelity & Guaranty Life	4,816	116,884
First American Financial Corp. (b)	52,300	1,772,970
Global Indemnity plc (a)	3,335	94,614
Greenlight Capital Re, Ltd. - Class A (a) (b)	13,998	457,035
HCI Group, Inc. (b)	5,174	223,724
Horace Mann Educators Corp.	18,131	601,587
Infinity Property & Casualty Corp.	5,597	432,424
Kemper Corp.	22,886	826,414
Maiden Holdings, Ltd. (b)	26,833	343,194
Meadowbrook Insurance Group, Inc. (b)	26,803	226,753
Montpelier Re Holdings, Ltd. (b)	17,757	636,056
National General Holdings Corp.	15,899	295,880
National Interstate Corp.	3,807	113,449
National Western Life Insurance Co. - Class A	1,212	326,331
Navigators Group, Inc. (The) (a)	5,301	388,775
OneBeacon Insurance Group, Ltd. - Class A	11,496	186,235
Phoenix Cos., Inc. (The) (a) (b)	3,332	229,475
Platinum Underwriters Holdings, Ltd.	12,541	920,760
Primerica, Inc.	26,691	1,448,254
RLI Corp.	20,825	1,028,755
Safety Insurance Group, Inc.	6,815	436,228
Selective Insurance Group, Inc.	28,514	774,725
State Auto Financial Corp.	7,940	176,427
State National Cos., Inc. (b)	16,981	203,432
Stewart Information Services Corp.	11,286	418,033
Symetra Financial Corp.	37,115	855,501
Third Point Reinsurance, Ltd. (a)	28,266	409,574
United Fire Group, Inc.	9,732	289,332
United Insurance Holdings Corp.	8,654	189,955
Universal Insurance Holdings, Inc. (b)	16,046	328,141

		22,057,242

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—0.5%
1-800-Flowers.com, Inc. - Class A (a)	13,704	$112,921
Blue Nile, Inc. (a) (b)	6,605	237,846
Coupons.com, Inc. (a)	6,725	119,369
EVINE Live, Inc. (a)	23,836	157,079
FTD Cos., Inc. (a)	9,600	334,272
HSN, Inc.	16,131	1,225,956
Lands’ End, Inc. (a) (b)	8,472	457,149
Nutrisystem, Inc.	14,262	278,822
Orbitz Worldwide, Inc. (a)	26,854	221,008
Overstock.com, Inc. (a)	6,447	156,469
PetMed Express, Inc. (b)	11,281	162,108
RetailMeNot, Inc. (a) (b)	15,308	223,803
Shutterfly, Inc. (a) (b)	19,128	797,542
Travelport Worldwide, Ltd.	17,496	314,928
Wayfair, Inc. - Class A (a) (b)	8,599	170,690

		4,969,962

Internet Software & Services—2.2%
Actua Corp. (a)	20,148	372,134
Angie’s List, Inc. (a) (b)	21,237	132,306
Bankrate, Inc. (a) (b)	33,123	411,719
Bazaarvoice, Inc. (a) (b)	25,119	201,957
Blucora, Inc. (a)	20,338	281,681
Brightcove, Inc. (a) (b)	17,409	135,442
Carbonite, Inc. (a)	9,568	136,535
ChannelAdvisor Corp. (a) (b)	10,403	224,497
Cimpress NV (a) (b)	16,340	1,222,886
comScore, Inc. (a)	16,327	758,063
Constant Contact, Inc. (a) (b)	15,503	568,960
Cornerstone OnDemand, Inc. (a) (b)	26,060	917,312
Cvent, Inc. (a) (b)	9,029	251,367
Dealertrack Technologies, Inc. (a) (b)	26,273	1,164,157
Demandware, Inc. (a) (b)	14,754	848,945
Dice Holdings, Inc. (a)	16,579	165,956
Digital River, Inc. (a) (b)	14,920	368,972
E2open, Inc. (a)	12,715	122,191
EarthLink Holdings Corp.	52,679	231,261
Endurance International Group Holdings, Inc. (a) (b)	15,481	285,315
Envestnet, Inc. (a)	16,750	823,095
Gogo, Inc. (a) (b)	27,419	453,236
GrubHub, Inc. (a)	3,643	132,314
GTT Communications, Inc. (a)	8,766	115,974
Internap Corp. (a) (b)	29,790	237,128
IntraLinks Holdings, Inc. (a)	20,583	244,938
j2 Global, Inc. (b)	23,025	1,427,550
Liquidity Services, Inc. (a) (b)	12,493	102,068
LivePerson, Inc. (a)	29,330	413,553
LogMeIn, Inc. (a) (b)	11,323	558,677
Marin Software, Inc. (a)	13,563	114,743
Marketo, Inc. (a) (b)	12,776	418,031
Monster Worldwide, Inc. (a) (b)	45,420	209,840
NIC, Inc.	33,146	596,296
Perficient, Inc. (a)	17,369	323,584
QuinStreet, Inc. (a)	19,302	117,163
Reis, Inc.	4,641	121,455

Internet Software & Services—(Continued)
Rocket Fuel, Inc. (a) (b)	9,223	148,675
SciQuest, Inc. (a)	15,491	223,845
Shutterstock, Inc. (a) (b)	7,587	524,262
SPS Commerce, Inc. (a)	7,550	427,556
Stamps.com, Inc. (a)	6,857	329,067
Textura Corp. (a) (b)	9,452	269,098
Trulia, Inc. (a)	18,166	836,181
United Online, Inc. (a)	1	15
Web.com Group, Inc. (a)	25,502	484,283
WebMD Health Corp. (a) (b)	19,045	753,230
Wix.com, Ltd. (a)	7,180	150,780
XO Group, Inc. (a)	11,690	212,875
Xoom Corp. (a) (b)	15,422	270,039
Zix Corp. (a)	32,312	116,323

		19,957,530

IT Services—2.4%
Acxiom Corp. (a)	37,591	761,970
Blackhawk Network Holdings, Inc. (a) (b)	24,769	961,037
CACI International, Inc. - Class A (a) (e)	11,906	1,026,059
Cardtronics, Inc. (a) (b)	20,736	799,995
Cass Information Systems, Inc. (b)	5,928	315,666
CIBER, Inc. (a)	40,848	145,010
Convergys Corp.	47,930	976,334
CSG Systems International, Inc. (b)	18,310	459,032
Datalink Corp. (a)	10,457	134,895
EPAM Systems, Inc. (a)	17,528	836,962
Euronet Worldwide, Inc. (a)	25,270	1,387,323
EVERTEC, Inc.	32,365	716,237
ExlService Holdings, Inc. (a)	16,429	471,677
Forrester Research, Inc.	5,782	227,579
Global Cash Access Holdings, Inc. (a)	32,995	235,914
Hackett Group, Inc. (The)	13,330	117,171
Heartland Payment Systems, Inc. (b)	17,385	937,921
iGATE Corp. (a)	17,995	710,443
Lionbridge Technologies, Inc. (a)	32,857	188,928
Luxoft Holding, Inc. (a)	4,055	156,158
ManTech International Corp. - Class A	12,440	376,061
MAXIMUS, Inc.	32,153	1,763,270
MoneyGram International, Inc. (a)	11,813	107,380
NeuStar, Inc. - Class A (a) (b)	26,451	735,338
Sapient Corp. (a)	55,778	1,387,757
Science Applications International Corp.	18,820	932,155
ServiceSource International, Inc. (a) (b)	30,987	145,019
Sykes Enterprises, Inc. (a)	20,461	480,220
Syntel, Inc. (a) (b)	15,962	717,971
TeleTech Holdings, Inc. (a)	7,377	174,687
Unisys Corp. (a)	26,228	773,201
Virtusa Corp. (a) (b)	13,325	555,253
WEX, Inc. (a)	18,556	1,835,559

		21,550,182

Leisure Products—0.4%
Arctic Cat, Inc.	6,783	240,797
Brunswick Corp.	44,823	2,297,627
Callaway Golf Co. (b)	40,594	312,574

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—(Continued)
LeapFrog Enterprises, Inc. (a) (b)	32,500	$153,400
Nautilus, Inc. (a)	16,328	247,859
Smith & Wesson Holding Corp. (a) (b)	25,637	242,782
Sturm Ruger & Co., Inc. (b)	10,261	355,338

		3,850,377

Life Sciences Tools & Services—0.5%
Accelerate Diagnostics, Inc. (a) (b)	11,348	217,768
Affymetrix, Inc. (a) (b) (e)	41,239	407,029
Albany Molecular Research, Inc. (a) (b)	12,484	203,239
Cambrex Corp. (a)	15,180	328,192
Fluidigm Corp. (a) (b)	13,200	445,236
INC Research Holdings, Inc. - Class A (a)	6,623	170,145
Luminex Corp. (a)	18,464	346,385
Pacific Biosciences of California, Inc. (a) (b)	27,011	211,766
PAREXEL International Corp. (a)	27,302	1,516,899
PRA Health Sciences, Inc. (a)	11,583	280,540
Sequenom, Inc. (a) (b)	60,324	223,199

		4,350,398

Machinery—2.9%
Actuant Corp. - Class A	30,311	825,672
Alamo Group, Inc.	3,532	171,090
Albany International Corp. - Class A	14,147	537,444
Altra Industrial Motion Corp.	13,385	380,000
American Railcar Industries, Inc. (b)	4,708	242,462
Astec Industries, Inc.	10,141	398,643
Barnes Group, Inc.	27,049	1,001,083
Blount International, Inc. (a)	25,829	453,816
Briggs & Stratton Corp. (b)	23,052	470,722
Chart Industries, Inc. (a)	15,307	523,499
CIRCOR International, Inc.	8,835	532,574
CLARCOR, Inc. (b)	24,715	1,647,008
Columbus McKinnon Corp.	10,074	282,475
Douglas Dynamics, Inc.	9,877	211,664
Dynamic Materials Corp. (b)	7,259	116,289
EnPro Industries, Inc. (a)	11,493	721,301
ESCO Technologies, Inc.	13,728	506,563
Federal Signal Corp.	31,915	492,768
FreightCar America, Inc.	7,047	185,407
Global Brass & Copper Holdings, Inc.	11,099	146,063
Gorman-Rupp Co. (The) (b)	10,331	331,832
Graham Corp.	5,399	155,329
Greenbrier Cos., Inc. (b)	13,566	728,901
Harsco Corp.	39,595	747,950
Hillenbrand, Inc.	31,050	1,071,225
Hurco Cos., Inc.	3,395	115,736
Hyster-Yale Materials Handling, Inc.	4,976	364,243
John Bean Technologies Corp.	15,202	499,538
Kadant, Inc.	5,766	246,151
LB Foster Co. - Class A	5,476	265,969
Lindsay Corp. (b)	5,740	492,148
Lydall, Inc. (a)	9,530	312,775
Meritor, Inc. (a)	50,463	764,514
Miller Industries, Inc.	6,185	128,586

Machinery—(Continued)
Mueller Industries, Inc.	28,336	967,391
Mueller Water Products, Inc. - Class A	80,834	827,740
NN, Inc.	9,533	195,998
Proto Labs, Inc. (a) (b)	11,113	746,349
RBC Bearings, Inc.	11,531	744,095
Rexnord Corp. (a)	36,997	1,043,685
Standex International Corp.	6,262	483,802
Sun Hydraulics Corp.	10,558	415,774
Tennant Co.	8,929	644,406
Titan International, Inc. (b)	21,944	233,265
Trimas Corp. (a)	22,514	704,463
Wabash National Corp. (a) (b)	30,254	373,939
Watts Water Technologies, Inc. - Class A	13,983	887,081
Woodward, Inc.	31,969	1,573,834

		25,913,262

Marine—0.1%
Matson, Inc.	21,468	741,075
Navios Maritime Holdings, Inc.	39,414	161,992
Scorpio Bulkers, Inc. (a)	61,755	121,657

		1,024,724

Media—1.3%
AH Belo Corp. - Class A	11,177	116,017
AMC Entertainment Holdings, Inc. - Class A	9,526	249,391
Carmike Cinemas, Inc. (a)	12,031	316,054
Central European Media Enterprises, Ltd. - Class A (a) (b)	39,060	125,383
Cumulus Media, Inc. - Class A (a)	68,341	289,082
Daily Journal Corp. (a) (b)	598	157,280
Entercom Communications Corp. - Class A (a) (b)	14,538	176,782
Entravision Communications Corp. - Class A	29,645	192,100
Eros International plc (a)	8,899	188,303
EW Scripps Co. (The) - Class A (a) (b)	16,943	378,676
Global Eagle Entertainment, Inc. (a) (b)	19,718	268,362
Gray Television, Inc. (a)	26,074	292,029
Harte-Hanks, Inc.	26,098	201,999
Journal Communications, Inc. - Class A (a)	24,659	281,852
Lee Enterprises, Inc. (a) (b)	29,668	109,178
Loral Space & Communications, Inc. (a)	6,669	524,917
McClatchy Co. (The) - Class A (a)	32,395	107,551
MDC Partners, Inc. - Class A	19,483	442,654
Media General, Inc. (a)	27,244	455,792
Meredith Corp. (b)	18,123	984,441
National CineMedia, Inc.	31,052	446,217
New Media Investment Group, Inc.	18,547	438,266
New York Times Co. (The) - Class A (b)	68,375	903,918
Nexstar Broadcasting Group, Inc. - Class A (b)	14,830	768,046
Reading International, Inc. - Class A (a)	9,450	125,307
Rentrak Corp. (a) (b)	5,237	381,358
Scholastic Corp. (b)	14,077	512,684
Sinclair Broadcast Group, Inc. - Class A (b)	34,322	939,050
Time, Inc. (b)	54,305	1,336,446
World Wrestling Entertainment, Inc. - Class A (b)	14,120	174,241

		11,883,376

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.9%
AK Steel Holding Corp. (a) (b)	86,412	$513,287
Century Aluminum Co. (a)	25,320	617,808
Coeur Mining, Inc. (a) (b)	52,874	270,186
Commercial Metals Co.	58,786	957,624
Globe Specialty Metals, Inc.	31,634	545,054
Haynes International, Inc.	6,653	322,670
Hecla Mining Co. (b)	169,761	473,633
Horsehead Holding Corp. (a) (b)	24,392	386,125
Kaiser Aluminum Corp. (b)	8,525	608,941
Materion Corp.	10,677	376,151
RTI International Metals, Inc. (a)	16,034	405,019
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	305,214
Stillwater Mining Co. (a) (b)	56,563	833,739
SunCoke Energy, Inc.	35,308	682,857
Worthington Industries, Inc.	24,642	741,478

		8,039,786

Multi-Utilities—0.4%
Avista Corp. (b)	30,460	1,076,761
Black Hills Corp.	20,984	1,112,991
NorthWestern Corp.	22,620	1,279,840

		3,469,592

Multiline Retail—0.2%
Burlington Stores, Inc. (a)	14,444	682,623
Fred’s, Inc. - Class A	16,556	288,240
Tuesday Morning Corp. (a) (b)	19,604	425,407

		1,396,270

Oil, Gas & Consumable Fuels—2.0%
Abraxas Petroleum Corp. (a) (b)	46,276	136,051
Alon USA Energy, Inc. (b)	12,159	154,055
Alpha Natural Resources, Inc. (a) (b)	111,628	186,419
Approach Resources, Inc. (a) (b)	17,593	112,419
Arch Coal, Inc.	105,697	188,141
Ardmore Shipping Corp.	9,686	115,941
Bill Barrett Corp. (a)	24,966	284,363
Bonanza Creek Energy, Inc. (a) (b)	16,075	385,800
Callon Petroleum Co. (a)	27,924	152,186
Carrizo Oil & Gas, Inc. (a)	21,672	901,555
Clayton Williams Energy, Inc. (a) (b)	3,222	205,564
Clean Energy Fuels Corp. (a) (b)	35,238	176,014
Cloud Peak Energy, Inc. (a)	31,583	289,932
Comstock Resources, Inc. (b)	24,676	168,044
Contango Oil & Gas Co. (a)	7,670	224,271
Delek U.S. Holdings, Inc.	29,102	793,903
DHT Holdings, Inc. (b)	46,222	337,883
Diamondback Energy, Inc. (a)	20,426	1,221,066
Eclipse Resources Corp. (a) (b)	19,258	135,384
Energy XXI, Ltd. (b)	45,315	147,727
EXCO Resources, Inc. (b)	85,891	186,383
GasLog, Ltd. (b)	20,748	422,222
Green Plains, Inc. (b)	18,400	455,952
Halcon Resources Corp. (a) (b)	127,821	227,521
Magnum Hunter Resources Corp. (a) (b)	97,509	306,178
Matador Resources Co. (a) (b)	35,906	726,378

Oil, Gas & Consumable Fuels—(Continued)
Navios Maritime Acquisition Corp.	29,801	108,178
Nordic American Tankers, Ltd. (b)	45,633	459,524
Northern Oil and Gas, Inc. (a) (b)	32,713	184,828
Pacific Ethanol, Inc. (a)	10,287	106,265
Panhandle Oil and Gas, Inc. - Class A (b)	6,216	144,708
Parsley Energy, Inc. - Class A (a) (b)	26,890	429,164
PDC Energy, Inc. (a)	17,964	741,374
Penn Virginia Corp. (a) (b)	32,308	215,817
PetroQuest Energy, Inc. (a)	28,823	107,798
Renewable Energy Group, Inc. (a) (b)	17,354	168,507
REX American Resources Corp. (a)	2,900	179,713
Rex Energy Corp. (a) (b)	22,443	114,459
Ring Energy, Inc. (a) (b)	12,573	132,017
Rosetta Resources, Inc. (a)	30,879	688,911
RSP Permian, Inc. (a) (b)	10,526	264,624
Sanchez Energy Corp. (a) (b)	24,958	231,860
Scorpio Tankers, Inc. (b)	72,913	633,614
SemGroup Corp. - Class A	20,439	1,397,823
Ship Finance International, Ltd. (b)	28,428	401,403
Stone Energy Corp. (a) (b)	27,971	472,151
Synergy Resources Corp. (a) (b)	32,872	412,215
Teekay Tankers, Ltd. - Class A (b)	32,292	163,398
Triangle Petroleum Corp. (a) (b)	35,098	167,768
VAALCO Energy, Inc. (a)	25,290	115,322
W&T Offshore, Inc. (b)	18,499	135,783
Western Refining, Inc.	25,776	973,817
Westmoreland Coal Co. (a)	7,463	247,846

		18,040,239

Paper & Forest Products—0.7%
Boise Cascade Co. (a)	19,596	727,992
Clearwater Paper Corp. (a)	9,575	656,366
Deltic Timber Corp.	6,001	410,468
KapStone Paper and Packaging Corp.	41,235	1,208,598
Louisiana-Pacific Corp. (a) (b)	69,384	1,148,999
Neenah Paper, Inc.	7,745	466,791
PH Glatfelter Co.	21,278	544,079
Resolute Forest Products, Inc. (a)	32,474	571,867
Schweitzer-Mauduit International, Inc.	14,898	630,185
Wausau Paper Corp. (b)	23,588	268,196

		6,633,541

Personal Products—0.2%
Elizabeth Arden, Inc. (a) (b)	12,466	266,648
IGI Laboratories, Inc. (a) (b)	17,535	154,308
Inter Parfums, Inc.	8,191	224,843
Medifast, Inc. (a) (b)	7,275	244,076
Revlon, Inc. - Class A (a)	6,172	210,835
USANA Health Sciences, Inc. (a) (b)	2,803	287,560

		1,388,270

Pharmaceuticals—1.8%
Aerie Pharmaceuticals, Inc. (a) (b)	5,743	167,638
Akorn, Inc. (a) (b)	29,811	1,079,158
ANI Pharmaceuticals, Inc. (a)	3,380	190,598
Aratana Therapeutics, Inc. (a) (b)	12,495	222,661

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Auxilium Pharmaceuticals, Inc. (a) (b)	24,788	$852,335
AVANIR Pharmaceuticals, Inc. - Class A (a)	94,061	1,594,334
Bio-Path Holdings, Inc. (a) (b)	41,522	110,449
BioDelivery Sciences International, Inc. (a) (b)	20,287	243,850
Catalent, Inc. (a)	23,488	654,845
Cempra, Inc. (a) (b)	11,324	266,227
Depomed, Inc. (a)	31,001	499,426
Endocyte, Inc. (a) (b)	21,515	135,329
Horizon Pharma plc (a) (b)	29,283	377,458
Impax Laboratories, Inc. (a) (b)	34,206	1,083,646
Intra-Cellular Therapies, Inc. (a) (b)	11,830	208,800
Lannett Co., Inc. (a) (b)	12,710	545,005
Medicines Co. (The) (a)	32,038	886,492
Nektar Therapeutics (a) (b)	62,084	962,302
Omeros Corp. (a) (b)	16,069	398,190
Pacira Pharmaceuticals, Inc. (a) (b)	17,459	1,547,915
Pernix Therapeutics Holdings, Inc. (a) (b)	17,177	161,292
Phibro Animal Health Corp. - Class A	6,026	190,120
Pozen, Inc. (a) (b)	15,222	121,776
Prestige Brands Holdings, Inc. (a)	26,054	904,595
Relypsa, Inc. (a)	8,607	265,096
Repros Therapeutics, Inc. (a)	13,428	133,877
Sagent Pharmaceuticals, Inc. (a) (b)	11,006	276,361
Sciclone Pharmaceuticals, Inc. (a)	27,839	243,870
Sucampo Pharmaceuticals, Inc. - Class A (a)	9,684	138,288
Supernus Pharmaceuticals, Inc. (a) (b)	15,103	125,355
Tetraphase Pharmaceuticals, Inc. (a)	13,240	525,760
TherapeuticsMD, Inc. (a)	51,625	229,731
Theravance Biopharma, Inc. (a)	11,720	174,862
Theravance, Inc. (b)	40,393	571,561
Vivus, Inc. (a) (b)	46,905	135,086
XenoPort, Inc. (a) (b)	30,042	263,468
ZS Pharma, Inc. (a) (b)	3,236	134,521

		16,622,277

Professional Services—1.3%
Acacia Research Corp. (b)	26,332	446,064
Advisory Board Co. (The) (a) (b)	18,149	888,938
Barrett Business Services, Inc. (b)	3,858	105,709
CBIZ, Inc. (a) (b)	20,130	172,313
CDI Corp.	7,746	137,182
Corporate Executive Board Co. (The)	16,546	1,200,081
CRA International, Inc. (a)	4,935	149,629
Exponent, Inc.	6,721	554,483
Franklin Covey Co. (a)	5,394	104,428
FTI Consulting, Inc. (a)	19,255	743,821
GP Strategies Corp. (a)	5,793	196,557
Heidrick & Struggles International, Inc.	9,634	222,064
Huron Consulting Group, Inc. (a)	11,680	798,795
ICF International, Inc. (a)	10,002	409,882
Insperity, Inc.	12,162	412,170
Kelly Services, Inc. - Class A (b)	14,944	254,347
Kforce, Inc.	12,692	306,258
Korn/Ferry International (a)	24,691	710,113
Mistras Group, Inc. (a)	8,222	150,709
Navigant Consulting, Inc. (a)	22,006	338,232

Professional Services—(Continued)
On Assignment, Inc. (a)	26,669	885,144
Paylocity Holding Corp. (a) (b)	4,427	115,589
Pendrell Corp. (a)	81,209	112,068
Resources Connection, Inc.	20,687	340,301
RPX Corp. (a)	26,264	361,918
TriNet Group, Inc. (a)	7,891	246,830
TrueBlue, Inc. (a)	19,573	435,499
VSE Corp.	2,185	143,992
WageWorks, Inc. (a)	17,251	1,113,897

		12,057,013

Real Estate Investment Trusts—8.7%
Acadia Realty Trust	31,093	995,909
AG Mortgage Investment Trust, Inc.	14,345	266,387
Agree Realty Corp.	8,695	270,328
Alexander’s, Inc.	1,029	449,858
Altisource Residential Corp.	29,057	563,706
American Assets Trust, Inc.	17,413	693,212
American Capital Mortgage Investment Corp.	26,073	491,215
American Realty Capital Healthcare Trust, Inc. (b)	79,677	948,156
American Residential Properties, Inc. (a) (b)	16,166	284,037
AmREIT, Inc.	8,595	228,111
Anworth Mortgage Asset Corp.	46,254	242,833
Apollo Commercial Real Estate Finance, Inc. (b)	22,194	363,094
Apollo Residential Mortgage, Inc.	16,439	259,243
Ares Commercial Real Estate Corp.	11,438	131,308
Armada Hoffler Properties, Inc.	12,863	122,070
ARMOUR Residential REIT, Inc. (b)	168,092	618,579
Ashford Hospitality Prime, Inc.	12,917	221,656
Ashford Hospitality Trust, Inc.	31,632	331,503
Associated Estates Realty Corp.	29,461	683,790
Aviv REIT, Inc.	9,910	341,697
Campus Crest Communities, Inc. (b)	33,908	247,867
Capstead Mortgage Corp. (b)	46,246	567,901
CareTrust REIT, Inc.	7,979	98,381
CatchMark Timber Trust, Inc. - Class A	9,966	112,815
Cedar Realty Trust, Inc.	37,954	278,582
Chambers Street Properties	118,956	958,785
Chatham Lodging Trust	16,701	483,828
Chesapeake Lodging Trust	25,632	953,767
Colony Financial, Inc.	52,491	1,250,336
CorEnergy Infrastructure Trust, Inc.	23,718	153,693
Coresite Realty Corp.	10,812	422,209
Cousins Properties, Inc.	107,425	1,226,793
CubeSmart	78,343	1,729,030
CyrusOne, Inc.	16,302	449,120
CYS Investments, Inc. (b)	80,947	705,858
DCT Industrial Trust, Inc.	40,451	1,442,483
DiamondRock Hospitality Co.	92,386	1,373,780
DuPont Fabros Technology, Inc. (b)	30,926	1,027,980
Dynex Capital, Inc. (b)	28,987	239,143
EastGroup Properties, Inc.	15,137	958,475
Education Realty Trust, Inc.	22,842	835,789
Empire State Realty Trust, Inc. - Class A (b)	45,186	794,370
EPR Properties	27,688	1,595,659
Equity One, Inc.	30,429	771,679

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Excel Trust, Inc.	30,346	$406,333
FelCor Lodging Trust, Inc.	61,144	661,578
First Industrial Realty Trust, Inc.	53,380	1,097,493
First Potomac Realty Trust	30,465	376,547
Franklin Street Properties Corp.	45,751	561,365
Geo Group, Inc. (The)	34,250	1,382,330
Getty Realty Corp.	13,375	243,559
Gladstone Commercial Corp. (b)	10,038	172,352
Glimcher Realty Trust	70,281	965,661
Government Properties Income Trust	33,503	770,904
Gramercy Property Trust, Inc. (b)	90,928	627,403
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,259	188,676
Hatteras Financial Corp.	47,468	874,835
Healthcare Realty Trust, Inc.	44,822	1,224,537
Hersha Hospitality Trust	98,686	693,763
Highwoods Properties, Inc.	43,003	1,904,173
Hudson Pacific Properties, Inc.	26,059	783,334
Inland Real Estate Corp.	40,747	446,180
Invesco Mortgage Capital, Inc. (b)	58,562	905,369
Investors Real Estate Trust	51,434	420,216
iStar Financial, Inc. (a) (b)	42,568	581,053
Kite Realty Group Trust	16,314	468,864
LaSalle Hotel Properties	53,828	2,178,419
Lexington Realty Trust (b)	100,966	1,108,607
LTC Properties, Inc. (b)	16,934	731,041
Mack-Cali Realty Corp.	43,604	831,092
Medical Properties Trust, Inc. (b)	83,538	1,151,154
Monmouth Real Estate Investment Corp. - Class A	28,868	319,569
National Health Investors, Inc.	18,125	1,268,025
New Residential Investment Corp.	69,147	883,007
New York Mortgage Trust, Inc. (b)	51,550	397,450
New York REIT, Inc.	78,710	833,539
One Liberty Properties, Inc.	6,290	148,884
Parkway Properties, Inc.	38,318	704,668
Pebblebrook Hotel Trust	34,483	1,573,459
Pennsylvania Real Estate Investment Trust	33,427	784,197
PennyMac Mortgage Investment Trust	35,722	753,377
Physicians Realty Trust	23,363	387,826
Potlatch Corp.	19,692	824,504
PS Business Parks, Inc.	8,885	706,713
QTS Realty Trust, Inc. - Class A (b)	6,344	214,681
RAIT Financial Trust (b)	42,801	328,284
Ramco-Gershenson Properties Trust	37,976	711,670
Redwood Trust, Inc.	42,013	827,656
Resource Capital Corp. (b)	64,302	324,082
Retail Opportunity Investments Corp.	44,363	744,855
Rexford Industrial Realty, Inc.	22,859	359,115
RLJ Lodging Trust	62,808	2,105,952
Rouse Properties, Inc. (b)	18,643	345,268
Ryman Hospitality Properties, Inc. (b)	20,380	1,074,841
Sabra Health Care REIT, Inc.	26,327	799,551
Saul Centers, Inc.	4,164	238,139
Select Income REIT (b)	18,245	445,360
Silver Bay Realty Trust Corp. (b)	19,300	319,608
Sovran Self Storage, Inc.	15,960	1,392,031
STAG Industrial, Inc.	27,564	675,318

Real Estate Investment Trusts—(Continued)
Starwood Waypoint Residential Trust (b)	19,398	511,525
STORE Capital Corp. (b)	17,642	381,244
Strategic Hotels & Resorts, Inc. (a)	129,028	1,707,040
Summit Hotel Properties, Inc.	40,984	509,841
Sun Communities, Inc.	23,280	1,407,509
Sunstone Hotel Investors, Inc.	100,307	1,656,069
Terreno Realty Corp.	20,992	433,065
UMH Properties, Inc. (b)	10,207	97,477
Universal Health Realty Income Trust	6,109	293,965
Urstadt Biddle Properties, Inc. - Class A	13,207	288,969
Washington Real Estate Investment Trust (b)	32,300	893,418
Western Asset Mortgage Capital Corp. (b)	20,929	307,656
Whitestone REIT (b)	9,513	143,741

		78,065,001

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	23,959	940,630
Altisource Asset Management Corp. (a)	696	215,844
Altisource Portfolio Solutions S.A. (a) (b)	6,018	203,348
Consolidated-Tomoka Land Co.	2,461	137,324
Forestar Group, Inc. (a)	17,933	276,168
Kennedy-Wilson Holdings, Inc.	35,325	893,722
Marcus & Millichap, Inc. (a)	4,271	142,011
RE/MAX Holdings, Inc. - Class A	4,716	161,523
St. Joe Co. (The) (a) (b)	31,148	572,812
Tejon Ranch Co. (a) (b)	7,566	222,894

		3,766,276

Road & Rail—0.7%
ArcBest Corp.	12,815	594,231
Celadon Group, Inc.	9,437	214,125
FRP Holdings, Inc. (a) (b)	3,479	136,412
Heartland Express, Inc. (b)	26,840	724,948
Knight Transportation, Inc. (b)	29,563	995,091
Marten Transport, Ltd.	13,224	289,077
Quality Distribution, Inc. (a)	11,883	126,435
Roadrunner Transportation Systems, Inc. (a)	13,855	323,514
Saia, Inc. (a)	11,835	655,186
Swift Transportation Co. (a) (b)	41,359	1,184,108
Werner Enterprises, Inc.	20,102	626,177
YRC Worldwide, Inc. (a)	14,785	332,515

		6,201,819

Semiconductors & Semiconductor Equipment—3.8%
Advanced Energy Industries, Inc. (a)	20,778	492,439
Alpha & Omega Semiconductor, Ltd. (a)	11,449	101,324
Ambarella, Inc. (a) (b)	14,300	725,296
Amkor Technology, Inc. (a)	42,324	300,500
Applied Micro Circuits Corp. (a) (b)	37,494	244,461
Axcelis Technologies, Inc. (a)	60,811	155,676
Brooks Automation, Inc.	36,289	462,685
Cabot Microelectronics Corp. (a)	12,507	591,831
Cavium, Inc. (a) (b)	24,872	1,537,587
Ceva, Inc. (a) (b)	8,626	156,476
Cirrus Logic, Inc. (a) (b)	30,584	720,865
Cohu, Inc.	11,848	140,991

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Cypress Semiconductor Corp. (a) (b)	74,159	$1,058,990
Diodes, Inc. (a)	18,315	504,945
DSP Group, Inc. (a)	12,177	132,364
Entegris, Inc. (a)	70,530	931,701
Entropic Communications, Inc. (a)	47,035	118,999
Exar Corp. (a) (e)	20,123	205,255
Fairchild Semiconductor International, Inc. (a)	61,372	1,035,959
FormFactor, Inc. (a) (e)	27,182	233,765
Inphi Corp. (a)	13,845	255,856
Integrated Device Technology, Inc. (a)	62,926	1,233,350
Integrated Silicon Solution, Inc.	14,137	234,250
International Rectifier Corp. (a)	35,512	1,416,929
Intersil Corp. - Class A	65,241	944,037
IXYS Corp.	13,771	173,515
Kopin Corp. (a)	35,526	128,604
Lattice Semiconductor Corp. (a)	61,578	424,272
M/A-COM Technology Solutions Holdings, Inc. (a)	6,053	189,338
MaxLinear, Inc. - Class A (a)	12,849	95,211
Micrel, Inc.	25,489	369,845
Microsemi Corp. (a)	47,110	1,336,982
MKS Instruments, Inc.	27,174	994,568
Monolithic Power Systems, Inc.	18,931	941,628
Nanometrics, Inc. (a) (b)	12,771	214,808
NVE Corp. (a) (b)	2,605	184,408
OmniVision Technologies, Inc. (a)	26,397	686,322
PDF Solutions, Inc. (a)	13,439	199,704
Pericom Semiconductor Corp. (a)	12,144	164,430
Photronics, Inc. (a) (b)	30,362	252,308
PMC - Sierra, Inc. (a)	85,553	783,665
Power Integrations, Inc.	14,941	773,047
Rambus, Inc. (a) (b)	52,223	579,153
RF Micro Devices, Inc. (a) (b)	136,648	2,266,990
Rudolph Technologies, Inc. (a)	18,288	187,086
Semtech Corp. (a)	31,199	860,156
Silicon Image, Inc. (a)	40,507	223,599
Silicon Laboratories, Inc. (a)	21,331	1,015,782
Spansion, Inc. - Class A (a)	29,804	1,019,893
Synaptics, Inc. (a) (b)	17,633	1,213,856
Tessera Technologies, Inc.	27,229	973,709
TriQuint Semiconductor, Inc. (a) (e)	83,225	2,292,849
Ultra Clean Holdings, Inc. (a)	13,513	125,401
Ultratech, Inc. (a) (b)	13,618	252,750
Veeco Instruments, Inc. (a) (b)	20,425	712,424
Vitesse Semiconductor Corp. (a) (b)	30,139	113,925
Xcerra Corp. (a)	26,473	242,493

		33,929,252

Software—4.0%
ACI Worldwide, Inc. (a)	55,734	1,124,155
Actuate Corp. (a)	25,226	166,492
Advent Software, Inc. (b)	25,347	776,632
American Software, Inc. - Class A	12,761	116,253
Aspen Technology, Inc. (a) (e)	44,793	1,568,651
AVG Technologies NV (a)	17,393	343,338
Barracuda Networks, Inc. (a)	4,133	148,127

Software—(Continued)
Blackbaud, Inc.	23,345	1,009,905
Bottomline Technologies de, Inc. (a)	19,170	484,618
BroadSoft, Inc. (a) (b)	14,701	426,623
Callidus Software, Inc. (a)	24,272	396,362
CommVault Systems, Inc. (a)	23,645	1,222,210
Comverse, Inc. (a)	11,872	222,956
Digimarc Corp.	3,621	98,310
Ebix, Inc. (b)	16,296	276,869
Ellie Mae, Inc. (a)	13,561	546,779
EnerNOC, Inc. (a) (b)	13,640	210,738
EPIQ Systems, Inc.	15,846	270,650
ePlus, Inc. (a)	2,282	172,725
Fair Isaac Corp.	15,160	1,096,068
FleetMatics Group plc (a) (b)	18,434	654,223
Gigamon, Inc. (a) (b)	12,234	216,909
Glu Mobile, Inc. (a) (b)	45,368	176,935
Guidewire Software, Inc. (a) (b)	33,292	1,685,574
HubSpot, Inc. (a)	4,305	144,691
Imperva, Inc. (a) (b)	10,304	509,327
Infoblox, Inc. (a)	27,141	548,520
Interactive Intelligence Group, Inc. (a) (b)	7,901	378,458
Jive Software, Inc. (a) (b)	20,334	122,614
Kofax, Ltd. (a)	31,865	224,011
Manhattan Associates, Inc. (a)	36,621	1,491,207
Mentor Graphics Corp.	48,583	1,064,939
MicroStrategy, Inc. - Class A (a)	4,507	731,937
Model N, Inc. (a)	10,589	112,455
Monotype Imaging Holdings, Inc.	18,592	536,007
NetScout Systems, Inc. (a) (b)	17,336	633,457
Pegasystems, Inc.	16,572	344,200
Progress Software Corp. (a)	25,065	677,256
Proofpoint, Inc. (a) (b)	18,243	879,860
PROS Holdings, Inc. (a) (b)	10,832	297,663
QLIK Technologies, Inc. (a)	42,908	1,325,428
Qualys, Inc. (a)	10,117	381,917
Rally Software Development Corp. (a) (b)	12,922	146,923
RealPage, Inc. (a) (b)	23,771	522,011
Rosetta Stone, Inc. (a)	11,797	115,139
SeaChange International, Inc. (a)	15,237	97,212
Silver Spring Networks, Inc. (a) (b)	17,691	149,135
SS&C Technologies Holdings, Inc.	33,357	1,951,051
Synchronoss Technologies, Inc. (a)	17,427	729,494
Take-Two Interactive Software, Inc. (a)	41,148	1,153,378
Tangoe, Inc. (a) (b)	19,395	252,717
TiVo, Inc. (a)	48,404	573,103
Tyler Technologies, Inc. (a)	15,971	1,747,866
Ultimate Software Group, Inc. (The) (a)	13,861	2,035,003
VASCO Data Security International, Inc. (a) (b)	15,031	424,024
Verint Systems, Inc. (a)	29,277	1,706,264
VirnetX Holding Corp. (a) (b)	22,272	122,273
Zendesk, Inc. (a) (b)	5,010	122,094

		35,663,736

Specialty Retail—3.2%
America’s Car-Mart, Inc. (a)	3,580	191,100
American Eagle Outfitters, Inc. (b)	95,976	1,332,147

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
ANN, Inc. (a)	23,714	$865,087
Asbury Automotive Group, Inc. (a)	15,098	1,146,240
Barnes & Noble, Inc. (a) (b)	20,590	478,100
Big 5 Sporting Goods Corp.	10,041	146,900
Brown Shoe Co., Inc.	20,256	651,230
Buckle, Inc. (The) (b)	14,188	745,154
Build-A-Bear Workshop, Inc. (a)	6,759	135,856
Cato Corp. (The) - Class A (b)	14,157	597,142
Children’s Place, Inc. (The) (b)	10,765	613,605
Christopher & Banks Corp. (a)	19,194	109,598
Citi Trends, Inc. (a)	8,551	215,913
Conn’s, Inc. (a) (b)	13,796	257,847
Container Store Group, Inc. (The) (a) (b)	8,770	167,770
Destination Maternity Corp.	7,452	118,859
Express, Inc. (a)	42,861	629,628
Finish Line, Inc. (The) - Class A	24,015	583,805
Five Below, Inc. (a) (b)	26,805	1,094,448
Francesca’s Holdings Corp. (a)	22,196	370,673
Genesco, Inc. (a)	11,779	902,507
Group 1 Automotive, Inc.	11,970	1,072,751
Guess?, Inc.	30,485	642,624
Haverty Furniture Cos., Inc.	10,391	228,706
Hibbett Sports, Inc. (a) (b)	12,576	609,056
Kirkland’s, Inc. (a) (b)	9,307	220,017
Lithia Motors, Inc. - Class A	11,200	970,928
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	918,791
MarineMax, Inc. (a)	12,696	254,555
Mattress Firm Holding Corp. (a) (b)	6,947	403,482
Men’s Wearhouse, Inc. (The) (b)	24,177	1,067,415
Monro Muffler Brake, Inc. (b)	14,534	840,065
Office Depot, Inc. (a)	263,053	2,255,680
Outerwall, Inc. (a) (b)	9,248	695,635
Pep Boys-Manny Moe & Jack (The) (a)	28,658	281,422
Pier 1 Imports, Inc.	47,023	724,154
Rent-A-Center, Inc. (b)	26,759	971,887
Restoration Hardware Holdings, Inc. (a) (b)	15,345	1,473,273
Select Comfort Corp. (a)	27,441	741,730
Shoe Carnival, Inc.	8,227	211,352
Sonic Automotive, Inc. - Class A	18,792	508,136
Stage Stores, Inc. (b)	16,362	338,693
Stein Mart, Inc.	15,504	226,668
Tile Shop Holdings, Inc. (a) (b)	14,624	129,861
Vitamin Shoppe, Inc. (a)	15,659	760,714
West Marine, Inc. (a)	9,569	123,631
Winmark Corp. (b)	1,305	113,431
Zumiez, Inc. (a)	8,998	347,593

		28,485,859

Technology Hardware, Storage & Peripherals—0.5%
Cray, Inc. (a) (b)	20,870	719,598
Dot Hill Systems Corp. (a)	31,081	137,378
Eastman Kodak Co. (a)	7,370	160,003
Electronics for Imaging, Inc. (a)	22,627	969,114
Immersion Corp. (a) (b)	16,446	155,744
Intevac, Inc. (a)	13,246	102,921
Nimble Storage, Inc. (a) (b)	4,797	131,918

Technology Hardware, Storage & Peripherals—(Continued)
QLogic Corp. (a)	44,263	589,583
Quantum Corp. (a) (b)	116,162	204,445
Silicon Graphics International Corp. (a) (b)	18,071	205,648
Super Micro Computer, Inc. (a)	17,788	620,445
Violin Memory, Inc. (a) (b)	40,996	196,371

		4,193,168

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	12,824	571,181
Crocs, Inc. (a) (e)	43,218	539,793
G-III Apparel Group, Ltd. (a) (b)	9,377	947,171
Iconix Brand Group, Inc. (a) (b)	23,416	791,227
Movado Group, Inc.	10,013	284,069
Oxford Industries, Inc. (b)	7,658	422,798
Perry Ellis International, Inc. (a)	7,318	189,756
Quiksilver, Inc. (a) (b)	70,460	155,717
Sequential Brands Group, Inc. (a)	9,317	121,773
Skechers U.S.A., Inc. - Class A (a) (b)	18,674	1,031,738
Steven Madden, Ltd. (a)	28,585	909,860
Tumi Holdings, Inc. (a) (b)	24,156	573,222
Unifi, Inc. (a)	7,892	234,629
Vera Bradley, Inc. (a) (b)	10,263	209,160
Vince Holding Corp. (a) (b)	5,176	135,301
Wolverine World Wide, Inc. (b)	50,526	1,489,001

		8,606,396

Thrifts & Mortgage Finance—1.7%
Anchor BanCorp Wisconsin, Inc. (a)	4,716	162,419
Astoria Financial Corp.	42,231	564,206
Bank Mutual Corp.	24,034	164,873
BankFinancial Corp.	12,038	142,771
Beneficial Mutual Bancorp, Inc. (a) (b)	12,197	149,657
Berkshire Hills Bancorp, Inc.	13,053	347,993
BofI Holding, Inc. (a) (b)	7,041	547,860
Brookline Bancorp, Inc.	37,158	372,695
Capitol Federal Financial, Inc.	67,397	861,334
Clifton Bancorp, Inc.	13,646	185,449
Dime Community Bancshares, Inc.	15,501	252,356
ESB Financial Corp.	6,580	124,625
Essent Group, Ltd. (a) (b)	20,744	533,328
EverBank Financial Corp. (b)	44,827	854,403
Federal Agricultural Mortgage Corp. - Class C	5,480	166,263
First Defiance Financial Corp.	5,038	171,594
Flagstar Bancorp, Inc. (a)	9,133	143,662
Fox Chase Bancorp, Inc.	7,539	125,675
Franklin Financial Corp. (a) (b)	5,028	106,493
Home Loan Servicing Solutions, Ltd. (b)	36,012	702,954
HomeStreet, Inc. (b)	6,935	120,738
Kearny Financial Corp. (a) (b)	8,068	110,935
Ladder Capital Corp. - Class A (a) (b)	6,177	121,131
Meridian Bancorp, Inc. (a)	11,355	127,403
Meta Financial Group, Inc.	3,308	115,912
MGIC Investment Corp. (a) (b)	164,487	1,533,019
NMI Holdings, Inc. - Class A (a)	20,655	188,580
Northfield Bancorp, Inc.	26,346	389,921
Northwest Bancshares, Inc.	43,929	550,431

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
OceanFirst Financial Corp.	6,649	$113,964
Oritani Financial Corp.	22,475	346,115
PennyMac Financial Services, Inc. - Class A (a)	8,785	151,981
Provident Financial Services, Inc.	29,417	531,271
Radian Group, Inc. (b)	90,306	1,509,916
Tree.com, Inc. (a)	3,375	163,148
TrustCo Bank Corp. (b)	47,249	343,028
United Community Financial Corp.	26,587	142,772
United Financial Bancorp, Inc.	28,056	402,884
Walker & Dunlop, Inc. (a)	8,778	153,966
Washington Federal, Inc.	49,752	1,102,007
Waterstone Financial, Inc. (b)	17,578	231,151
WSFS Financial Corp.	4,212	323,861

		15,454,744

Tobacco—0.1%
Universal Corp. (b)	12,065	530,618
Vector Group, Ltd. (b)	37,196	792,647

		1,323,265

Trading Companies & Distributors—0.8%
Aceto Corp. (b)	12,889	279,691
Aircastle, Ltd. (b)	31,863	680,912
Applied Industrial Technologies, Inc.	20,463	932,908
Beacon Roofing Supply, Inc. (a)	24,991	694,750
CAI International, Inc. (a) (b)	7,804	181,053
DXP Enterprises, Inc. (a)	6,409	323,847
H&E Equipment Services, Inc.	15,412	432,923
Houston Wire & Cable Co.	10,450	124,878
Kaman Corp.	14,024	562,222
Rush Enterprises, Inc. - Class A (a) (b)	16,786	537,991
Stock Building Supply Holdings, Inc. (a)	7,700	117,964
TAL International Group, Inc. (a)	16,976	739,644
Textainer Group Holdings, Ltd.	10,746	368,803
Titan Machinery, Inc. (a) (b)	8,967	125,000
Watsco, Inc.	12,890	1,379,230

		7,481,816

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc. (a) (b)	25,919	362,348

Water Utilities—0.2%
American States Water Co.	19,788	745,216
California Water Service Group	24,670	607,129
Connecticut Water Service, Inc.	4,766	172,958
Middlesex Water Co.	7,497	172,881
SJW Corp.	7,394	237,495
York Water Co. (b)	6,695	155,391

		2,091,070

Wireless Telecommunication Services—0.1%
RingCentral, Inc. - Class A (a) (b)	14,216	212,103
Shenandoah Telecommunications Co. (b)	12,542	391,938

Wireless Telecommunication Services—(Continued)
Spok Holdings, Inc.	11,723	203,511

		807,552

Total Common Stocks (Cost $597,591,809)		847,449,858

Investment Company Security—3.4%
iShares Russell 2000 Index Fund (b) (Cost $28,758,687)	253,400	30,324,378

Rights—0.0%

Life Sciences Tools & Services—0.0%
Furiex Pharmaceuticals, Inc., Expires 07/02/16 (a) (d)	3,553	34,713

Machinery—0.0%
Gerber Scientific, Inc. (a) (b) (c)	14,024	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc., Expires 03/13/17 (a) (d)	27,485	69,262

Total Rights (Cost $103,975)		103,975

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/16 (a) (b) (c) (Cost $0)	8,794	0

Short-Term Investments—31.2%

Discount Notes—2.4%
Federal Home Loan Bank
0.010%, 01/22/15 (f)	1,325,000	1,324,992
0.028%, 01/14/15 (f)	1,175,000	1,174,987
0.070%, 03/03/15 (f)	6,725,000	6,724,202
0.083%, 03/06/15 (f)	5,650,000	5,649,168
0.131%, 05/06/15 (f)	3,075,000	3,073,606
0.161%, 05/08/15 (f)	1,025,000	1,024,421
Federal National Mortgage Association
0.070%, 02/25/15 (f)	1,575,000	1,574,832
0.111%, 05/01/15 (f)	1,175,000	1,174,569

		21,720,777

Mutual Fund—28.7%
State Street Navigator Securities Lending MET Portfolio (g)	258,814,586	258,814,586

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—0.1%
U.S. Treasury Bills
0.020%, 03/19/15 (f)	325,000	$324,986
0.029%, 03/19/15 (f)	675,000	674,958

		999,944

Total Short-Term Investments (Cost $281,535,307)		281,535,307

Total Investments—128.6% (Cost $907,989,778) (h)		1,159,413,518
Other assets and liabilities (net)—(28.6)%		(257,604,426)

Net Assets—100.0%		$901,809,092

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $252,726,246 and the collateral received consisted of cash in the amount of $258,814,586 and non-cash collateral with a value of $1,869,461. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Illiquid security. As of December 31, 2014, these securities represent 0.0% of net assets.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent less than 0.05% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2014, the market value of securities pledged was $3,599,616.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $911,496,528. The aggregate unrealized appreciation and depreciation of investments were $295,830,078 and $(47,913,088), respectively, resulting in net unrealized appreciation of $247,916,990 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	03/20/15	197	USD	23,258,165	$395,625

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$847,449,858	$—	$—	$847,449,858
Total Investment Company Security	30,324,378	—	—	30,324,378
Total Rights*	—	—	103,975	103,975
Total Warrant*	0	—	—	0
Short-Term Investments
Discount Notes	—	21,720,777	—	21,720,777
Mutual Fund	258,814,586	—	—	258,814,586
U.S. Treasury	—	999,944	—	999,944
Total Short-Term Investments	258,814,586	22,720,721	—	281,535,307
Total Investments	$1,136,588,822	$22,720,721	$103,975	$1,159,413,518

Collateral for Securities Loaned (Liability)	$—	$(258,814,586)	$—	$(258,814,586)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$395,625	$—	$—	$395,625

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Transfers into Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation from Investments Still Held at December 31, 2014
Rights
Life Sciences Tools & Services	$—	$—	$34,713	$—	$34,713	$—
Machinery	—	—	—	0	0	—
Wireless Telecommunication Services	—	—	69,262	—	69,262	—

Total	$—	$—	$103,975	$0	$103,975	$—

Rights in the amount of $0 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,159,413,518
Cash	15,340
Receivable for:
Investments sold	2,570,920
Fund shares sold	912,160
Dividends	1,037,524
Prepaid expenses	2,225

Total Assets	1,163,951,687
Liabilities
Collateral for securities loaned	258,814,586
Payables for:
Investments purchased	360,007
Fund shares redeemed	2,263,764
Variation margin on futures contracts	191,090
Accrued expenses:
Management fees	187,787
Distribution and service fees	90,645
Deferred trustees’ fees	63,842
Other expenses	170,874

Total Liabilities	262,142,595

Net Assets	$901,809,092

Net assets consist of:
Paid in surplus	$592,736,546
Undistributed net investment income	9,442,440
Accumulated net realized gain	47,810,738
Unrealized appreciation on investments, futures contracts and foreign currency transactions	251,819,368

Net Assets	$901,809,092

Net Assets
Class A	$488,257,546
Class B	240,166,218
Class E	28,716,125
Class G	144,669,203
Capital Shares Outstanding*
Class A	24,281,739
Class B	12,183,858
Class E	1,435,872
Class G	7,362,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.11
Class B	19.71
Class E	20.00
Class G	19.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $907,989,778.
(b)	Includes securities loaned at value of $252,726,246.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$11,474,968
Interest	15,368
Securities lending income	2,305,973

Total investment income	13,796,309
Expenses
Management fees	2,192,905
Administration fees	20,802
Custodian and accounting fees	168,082
Distribution and service fees—Class B	581,631
Distribution and service fees—Class E	43,537
Distribution and service fees—Class G	412,464
Audit and tax services	39,910
Legal	30,014
Trustees’ fees and expenses	38,592
Shareholder reporting	205,580
Insurance	5,119
Miscellaneous	79,757

Total expenses	3,818,393
Less management fee waiver	(18,858)

Net expenses	3,799,535

Net Investment Income	9,996,774

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	51,217,063
Futures contracts	1,982,004
Foreign currency transactions	(26)

Net realized gain	53,199,041

Net change in unrealized appreciation (depreciation) on:
Investments	(19,501,228)
Futures contracts	(852,023)
Foreign currency transactions	3

Net change in unrealized depreciation	(20,353,248)

Net realized and unrealized gain	32,845,793

Net Increase in Net Assets From Operations	$42,842,567

(a)	Net of foreign withholding taxes of $6,039.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,996,774	$8,288,446
Net realized gain	53,199,041	49,695,385
Net change in unrealized appreciation (depreciation)	(20,353,248)	193,039,235

Increase in net assets from operations	42,842,567	251,023,066

From Distributions to Shareholders
Net investment income
Class A	(5,529,382)	(6,573,953)
Class B	(2,181,006)	(2,873,317)
Class E	(299,757)	(406,777)
Class G	(1,285,279)	(1,391,711)
Net realized capital gains
Class A	(10,714,714)	0
Class B	(5,253,695)	0
Class E	(663,422)	0
Class G	(3,130,624)	0

Total distributions	(29,057,879)	(11,245,758)

Decrease in net assets from capital share transactions	(7,413,817)	(11,227,054)

Total increase in net assets	6,370,871	228,550,254

Net Assets
Beginning of period	895,438,221	666,887,967

End of period	$901,809,092	$895,438,221

Undistributed net investment income
End of period	$9,442,440	$8,956,569

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,845,842	$74,846,406	4,227,274	$71,959,396
Reinvestments	879,011	16,244,096	431,362	6,573,953
Redemptions	(4,931,542)	(95,849,744)	(5,376,472)	(91,266,242)

Net decrease	(206,689)	$(4,759,242)	(717,836)	$(12,732,893)

Class B
Sales	1,322,439	$24,862,083	1,525,782	$25,652,777
Reinvestments	409,626	7,434,701	191,810	2,873,317
Redemptions	(1,791,260)	(34,103,516)	(2,470,791)	(41,465,694)

Net decrease	(59,195)	$(1,806,732)	(753,199)	$(12,939,600)

Class E
Sales	254,366	$4,895,769	232,358	$4,024,631
Reinvestments	52,347	963,179	26,797	406,777
Redemptions	(423,422)	(8,149,381)	(480,266)	(8,259,524)

Net decrease	(116,709)	$(2,290,433)	(221,111)	$(3,828,116)

Class G
Sales	1,477,585	$27,856,317	2,240,269	$38,047,111
Reinvestments	243,973	4,415,903	93,091	1,391,711
Redemptions	(1,637,996)	(30,829,630)	(1,274,577)	(21,165,267)

Net increase	83,562	$1,442,590	1,058,783	$18,273,555

Decrease derived from capital shares transactions		$(7,413,817)		$(11,227,054)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.83	$14.56	$12.66	$13.33	$10.61

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.20	0.28	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.71	5.33	1.78	(0.68)	2.71

Total from investment operations	0.95	5.53	2.06	(0.53)	2.85

Less Distributions
Distributions from net investment income	(0.23)	(0.26)	(0.16)	(0.14)	(0.13)
Distributions from net realized capital gains	(0.44)	0.00	0.00	0.00	0.00

Total distributions	(0.67)	(0.26)	(0.16)	(0.14)	(0.13)

Net Asset Value, End of Period	$20.11	$19.83	$14.56	$12.66	$13.33

Total Return (%) (b)	5.04	38.55	16.35	(4.10)	26.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	0.31	0.33	0.31	0.32
Net ratio of expenses to average net assets (%) (c)	0.31	0.31	0.33	0.31	0.31
Ratio of net investment income to average net assets (%)	1.26	1.18	2.01	1.12	1.24
Portfolio turnover rate (%)	24	25	26	25	26
Net assets, end of period (in millions)	$488.3	$485.5	$366.9	$350.3	$406.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.45	$14.29	$12.43	$13.09	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.16	0.24	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.69	5.23	1.75	(0.66)	2.65

Total from investment operations	0.88	5.39	1.99	(0.55)	2.76

Less Distributions
Distributions from net investment income	(0.18)	(0.23)	(0.13)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.44)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.23)	(0.13)	(0.11)	(0.10)

Net Asset Value, End of Period	$19.71	$19.45	$14.29	$12.43	$13.09

Total Return (%) (b)	4.78	38.18	16.05	(4.29)	26.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.56	0.58	0.56	0.57
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.58	0.56	0.56
Ratio of net investment income to average net assets (%)	1.01	0.93	1.77	0.89	1.00
Portfolio turnover rate (%)	24	25	26	25	26
Net assets, end of period (in millions)	$240.2	$238.1	$185.7	$168.0	$174.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.72	$14.48	$12.60	$13.26	$10.57

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.17	0.25	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.71	5.31	1.77	(0.67)	2.68

Total from investment operations	0.92	5.48	2.02	(0.54)	2.80

Less Distributions
Distributions from net investment income	(0.20)	(0.24)	(0.14)	(0.12)	(0.11)
Distributions from net realized capital gains	(0.44)	0.00	0.00	0.00	0.00

Total distributions	(0.64)	(0.24)	(0.14)	(0.12)	(0.11)

Net Asset Value, End of Period	$20.00	$19.72	$14.48	$12.60	$13.26

Total Return (%) (b)	4.91	38.35	16.10	(4.16)	26.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	0.46	0.48	0.46	0.47
Net ratio of expenses to average net assets (%) (c)	0.46	0.46	0.48	0.46	0.46
Ratio of net investment income to average net assets (%)	1.10	1.03	1.85	0.96	1.08
Portfolio turnover rate (%)	24	25	26	25	26
Net assets, end of period (in millions)	$28.7	$30.6	$25.7	$25.1	$32.6

	Class G
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.40	$14.26	$12.41	$13.07	$10.41

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.15	0.24	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.69	5.22	1.73	(0.66)	2.64

Total from investment operations	0.87	5.37	1.97	(0.55)	2.76

Less Distributions
Distributions from net investment income	(0.18)	(0.23)	(0.12)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.44)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.23)	(0.12)	(0.11)	(0.10)

Net Asset Value, End of Period	$19.65	$19.40	$14.26	$12.41	$13.07

Total Return (%) (b)	4.73	38.12	15.94	(4.33)	26.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.61	0.63	0.61	0.62
Net ratio of expenses to average net assets (%) (c)	0.61	0.61	0.63	0.61	0.61
Ratio of net investment income to average net assets (%)	0.96	0.89	1.81	0.88	1.09
Portfolio turnover rate (%)	24	25	26	25	26
Net assets, end of period (in millions)	$144.7	$141.2	$88.7	$61.5	$41.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments, passive foreign investment companies (PFICs) and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$395,625

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,982,004

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(852,023)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$204,192,358	$0	$223,665,565

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2014 were $2,192,905.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows::

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2014 were $313,149.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$9,295,424	$11,245,758	$19,762,455	$—	$29,057,879	$11,245,758

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,280,397	$50,938,998	$247,916,993	$—	$—	$309,136,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-33

Metropolitan Series Fund

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-34

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-35

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisors, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President , MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-36

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-37

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-38

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Russell 2000 Index Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio performed at the median of its Performance Universe for the one year period ended June 30, 2014 and outperformed the median of its Performance Universe for the three and five year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its Lipper Index for the one , three and five year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods ended October 31, 2014 and underperformed its benchmark for the three-year period ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-39

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 9.09%, 8.83%, and 8.93%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 13.05%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks boosted returns. As measured by various Russell indexes, large-cap stocks reached new highs in December and outpaced small- and mid-caps. Value stocks outperformed growth among large- and mid-caps, while the opposite was true for small-cap shares. Within the Russell 1000 Growth Index, Health Care and Utilities led returns, while Energy ended deep in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive results but underperformed the benchmark, the Russell 1000 Growth Index. Broadly speaking, stock selection accounted for the majority of underperformance, while sector allocation partly mitigated that effect. Consumer Discretionary and Information Technology (“IT”) detracted from relative returns, and Health Care and Materials helped.

Consumer Discretionary hurt relative results, due to stock choices and a detrimental overweight. Among the underperformers was Amazon.com, as the company’s investments in new products and infrastructure held back profit margins. Economic growth is still sluggish; however, we continue to find companies that can grow at above-average rates in the Consumer Discretionary space. We remain optimistic about select multinational businesses with strong brands that can benefit from the growing purchasing power of emerging market consumers. Additionally, fundamentals for U.S.-focused consumer businesses are improving.

The Portfolio’s IT holdings underperformed their benchmark peers as well. Google weighed on results here, as investors responded negatively to the firm’s decision to improve the quality of response to mobile ads to preserve its pricing power, a move that led to some decrease in ad volume. Among IT names, we favor areas where business spending is shifting, such as data infrastructure; cloud computing; and business services. We moderated the Portfolio’s exposure to mobile computing devices in the face of maturing consumer tablet and smartphone markets that are struggling to compete simultaneously in pricing and innovation.

Health Care contributed to relative value, owing to a combination of stock choices and a beneficial overweight. Vertex Pharmaceuticals was a key name here, as shares soared on news that the company’s new cystic fibrosis treatment received favorable trial results and would soon be submitted for full regulatory approval in the U.S. and Europe. We continue to invest in biotechnology companies with promising new treatments and pharmaceutical companies with strong and diverse drug portfolios. We are also finding opportunities to take advantage of larger industry trends like broader insurance coverage, increased generic drug availability, and cost-saving distribution methods.

In Materials, stock selection provided a boost. A leading performer was Sherwin Williams, where all divisions performed well. In addition, a recent acquisition, Comex Group, returned better-than-expected results. Among Materials names, we emphasize companies that we think will benefit from favorable demand and supply trends in the medium to long term. We have a bullish outlook on companies with exposure to the U.S. housing market, but we remain mindful of valuations.

The Portfolio ended the period with overweights to Consumer Discretionary, Health Care, Industrials, and Financials. It was roughly in line with the benchmark’s exposure in Utilities and underweight in Consumer Staples, Energy, Materials, IT, and Telecommunication Services.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	9.09	15.89	8.69
Class B	8.83	15.60	8.42
Class E	8.93	15.71	8.52
Russell 1000 Growth Index	13.05	15.81	8.49

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Amazon.com, Inc.	3.5
Visa, Inc. - Class A	3.3
Priceline Group, Inc. (The)	3.1
Google, Inc. - Class C	2.7
Google, Inc. - Class A	2.7
MasterCard, Inc. - Class A	2.3
Facebook, Inc. - Class A	2.2
McKesson Corp.	2.2
American Airlines Group, Inc.	2.2
Gilead Sciences, Inc.	2.2

Top Sectors

% of Net Assets
Information Technology	26.7
Consumer Discretionary	26.6
Health Care	18.4
Industrials	13.5
Financials	6.5
Consumer Staples	2.6
Energy	2.2
Materials	2.0
Telecommunication Services	0.6

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.59%	$1,000.00	$1,060.40	$3.06
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B(a)	Actual	0.84%	$1,000.00	$1,059.20	$4.36
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E(a)	Actual	0.74%	$1,000.00	$1,059.40	$3.84
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
Boeing Co. (The)	280,100	$36,407,398
Precision Castparts Corp.	172,980	41,667,422
United Technologies Corp.	98,200	11,293,000

		89,367,820

Air Freight & Logistics—0.7%
FedEx Corp.	95,800	16,636,628

Airlines—3.1%
American Airlines Group, Inc.	964,000	51,699,320
United Continental Holdings, Inc. (a)	341,100	22,816,179

		74,515,499

Auto Components—0.8%
Delphi Automotive plc	262,900	19,118,088

Automobiles—0.9%
Tesla Motors, Inc. (a) (b)	95,490	21,237,931

Biotechnology—9.6%
Alexion Pharmaceuticals, Inc. (a)	177,540	32,850,226
Biogen Idec, Inc. (a)	147,290	49,997,591
Celgene Corp. (a)	302,034	33,785,523
Gilead Sciences, Inc. (a)	546,200	51,484,812
Incyte Corp. (a)	167,900	12,275,169
Pharmacyclics, Inc. (a) (b)	100,500	12,287,130
Regeneron Pharmaceuticals, Inc. (a)	47,450	19,466,363
Vertex Pharmaceuticals, Inc. (a)	147,200	17,487,360

		229,634,174

Capital Markets—2.7%
BlackRock, Inc.	31,600	11,298,896
Invesco, Ltd.	29,042	1,147,740
Morgan Stanley	621,700	24,121,960
State Street Corp.	196,200	15,401,700
TD Ameritrade Holding Corp.	378,400	13,539,152

		65,509,448

Chemicals—1.8%
Ashland, Inc.	97,700	11,700,552
Ecolab, Inc.	33,800	3,532,776
Sherwin-Williams Co. (The)	102,720	27,019,469

		42,252,797

Commercial Services & Supplies—0.6%
Tyco International plc	311,600	13,666,776

Communications Equipment—0.2%
Palo Alto Networks, Inc. (a)	38,200	4,682,174

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	58,600	6,464,752

Diversified Financial Services—0.7%
Intercontinental Exchange, Inc.	78,208	17,150,232

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	89,600	12,700,800
CVS Health Corp.	278,000	26,774,180
Walgreens Boots Alliance, Inc.	183,800	14,005,560

		53,480,540

Health Care Equipment & Supplies—1.4%
Intuitive Surgical, Inc. (a)	61,300	32,424,022

Health Care Providers & Services—3.6%
Humana, Inc.	109,613	15,743,715
McKesson Corp.	250,100	51,915,758
UnitedHealth Group, Inc.	192,000	19,409,280

		87,068,753

Hotels, Restaurants & Leisure—5.9%
Chipotle Mexican Grill, Inc. (a)	22,800	15,606,828
Las Vegas Sands Corp.	347,500	20,210,600
MGM Resorts International (a)	1,128,020	24,117,067
Starbucks Corp.	335,800	27,552,390
Starwood Hotels & Resorts Worldwide, Inc.	130,000	10,539,100
Wynn Macau, Ltd.	3,878,800	10,838,325
Wynn Resorts, Ltd.	223,580	33,259,761

		142,124,071

Industrial Conglomerates—3.1%
Danaher Corp.	576,700	49,428,957
Roper Industries, Inc.	163,940	25,632,019

		75,060,976

Internet & Catalog Retail—8.7%
Amazon.com, Inc. (a)	272,105	84,447,787
Ctrip.com International, Ltd. (ADR) (a)	300,300	13,663,650
Netflix, Inc. (a)	58,100	19,847,541
Priceline Group, Inc. (The) (a)	64,040	73,019,048
Vipshop Holdings, Ltd. (ADR) (a)	901,100	17,607,494

		208,585,520

Internet Software & Services—13.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	340,456	35,386,997
Baidu, Inc. (ADR) (a)	194,890	44,429,073
Dropbox, Inc. - Class A (a) (c) (d)	214,763	4,102,231
Facebook, Inc. - Class A (a)	680,800	53,116,016
Google, Inc. - Class A (a)	121,170	64,300,072
Google, Inc. - Class C (a)	123,670	65,099,888
LinkedIn Corp. - Class A (a)	85,520	19,644,799
NAVER Corp.	11,453	7,398,872
Pandora Media, Inc. (a) (b)	221,900	3,956,477
Tencent Holdings, Ltd.	1,023,985	14,692,481
Twitter, Inc. (a)	228,300	8,189,121

		320,316,027

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—6.0%
Fiserv, Inc. (a)	147,000	$10,432,590
MasterCard, Inc. - Class A	625,400	53,884,464
Visa, Inc. - Class A	304,430	79,821,546

		144,138,600

Machinery—1.1%
Flowserve Corp.	114,300	6,838,569
Wabtec Corp.	210,800	18,316,412

		25,154,981

Media—1.6%
Twenty-First Century Fox, Inc. - Class A	221,100	8,491,345
Walt Disney Co. (The)	326,346	30,738,530

		39,229,875

Oil, Gas & Consumable Fuels—2.2%
Continental Resources, Inc. (a) (b)	149,000	5,715,640
EOG Resources, Inc.	51,600	4,750,812
EQT Corp.	184,900	13,996,930
Pioneer Natural Resources Co.	105,160	15,653,066
Range Resources Corp.	221,758	11,852,965

		51,969,413

Personal Products—0.4%
Estee Lauder Cos., Inc. (The) - Class A	119,400	9,098,280

Pharmaceuticals—3.8%
Actavis plc (a)	107,000	27,542,870
Allergan, Inc.	130,700	27,785,513
Valeant Pharmaceuticals International, Inc. (a)	247,700	35,448,347

		90,776,730

Real Estate Investment Trusts—3.1%
American Tower Corp.	364,900	36,070,365
Crown Castle International Corp.	471,978	37,144,669

		73,215,034

Road & Rail—1.2%
J.B. Hunt Transport Services, Inc. (b)	149,800	12,620,650
Kansas City Southern	135,900	16,583,877

		29,204,527

Semiconductors & Semiconductor Equipment—0.6%
ASML Holding NV	122,400	13,198,392

Software—4.0%
Mobileye NV (a) (b)	149,100	6,047,496
NetSuite, Inc. (a) (b)	117,400	12,816,558
Red Hat, Inc. (a)	231,400	15,998,996
Salesforce.com, Inc. (a)	534,360	31,692,892
ServiceNow, Inc. (a)	174,300	11,826,255
VMware, Inc. - Class A (a) (b)	139,300	11,495,036
Workday, Inc. - Class A (a) (b)	66,900	5,459,709

		95,336,942

Specialty Retail—6.5%
AutoZone, Inc. (a)	47,740	29,556,312
CarMax, Inc. (a) (b)	352,900	23,496,082
Home Depot, Inc. (The)	255,600	26,830,332
Lowe’s Cos., Inc.	537,800	37,000,640
Ross Stores, Inc.	113,800	10,726,788
Tractor Supply Co.	336,782	26,545,157

		154,155,311

Technology Hardware, Storage & Peripherals—2.3%
Apple, Inc.	434,640	47,975,563
Stratasys, Ltd. (a) (b)	77,000	6,399,470

		54,375,033

Textiles, Apparel & Luxury Goods—2.1%
Hanesbrands, Inc.	175,900	19,633,958
Michael Kors Holdings, Ltd. (a)	111,400	8,366,140
NIKE, Inc. - Class B	141,300	13,585,995
Under Armour, Inc. - Class A (a) (b)	137,500	9,336,250

		50,922,343

Wireless Telecommunication Services—0.6%
SoftBank Corp.	236,200	14,056,790

Total Common Stocks (Cost $1,743,710,281)		2,364,128,479

Convertible Preferred Stocks—0.2%

Internet Software & Services—0.2%
Airbnb, Inc. - Series D (a) (c) (d)	97,047	4,892,139
Living Social, Inc. - Class F (a) (c) (d)	101,591	26,414

Total Convertible Preferred Stocks (Cost $4,732,312)		4,918,553

Short-Term Investments—5.3%

Mutual Funds—5.3%
State Street Navigator Securities Lending MET Portfolio (e)	99,978,392	99,978,392
T. Rowe Price Government Reserve Investment Fund (f)	27,425,131	27,425,131

Total Short-Term Investments (Cost $127,403,523)		127,403,523

Total Investments—104.4% (Cost $1,875,846,116) (g)		2,496,450,555
Other assets and liabilities (net)—(4.4)%		(105,749,694)

Net Assets—100.0%		$2,390,700,861

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $104,994,939 and the collateral received consisted of cash in the amount of $99,978,392 and non-cash collateral with a value of $8,023,755. The cash collateral is

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.4% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $9,020,784, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,878,380,214. The aggregate unrealized appreciation and depreciation of investments were $656,155,825 and $(38,085,484), respectively, resulting in net unrealized appreciation of $618,070,341 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,078	$4,892,139
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	4,102,231
Living Social, Inc. - Class F	11/18/11	101,591	781,235	26,414

				$9,020,784

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$89,367,820	$—	$—	$89,367,820
Air Freight & Logistics	16,636,628	—	—	16,636,628
Airlines	74,515,499	—	—	74,515,499
Auto Components	19,118,088	—	—	19,118,088
Automobiles	21,237,931	—	—	21,237,931
Biotechnology	229,634,174	—	—	229,634,174
Capital Markets	65,509,448	—	—	65,509,448
Chemicals	42,252,797	—	—	42,252,797
Commercial Services & Supplies	13,666,776	—	—	13,666,776
Communications Equipment	4,682,174	—	—	4,682,174
Construction Materials	6,464,752	—	—	6,464,752
Diversified Financial Services	17,150,232	—	—	17,150,232
Food & Staples Retailing	53,480,540	—	—	53,480,540
Health Care Equipment & Supplies	32,424,022	—	—	32,424,022
Health Care Providers & Services	87,068,753	—	—	87,068,753
Hotels, Restaurants & Leisure	131,285,746	10,838,325	—	142,124,071
Industrial Conglomerates	75,060,976	—	—	75,060,976
Internet & Catalog Retail	208,585,520	—	—	208,585,520
Internet Software & Services	294,122,443	22,091,353	4,102,231	320,316,027
IT Services	144,138,600	—	—	144,138,600
Machinery	25,154,981	—	—	25,154,981
Media	39,229,875	—	—	39,229,875
Oil, Gas & Consumable Fuels	51,969,413	—	—	51,969,413
Personal Products	9,098,280	—	—	9,098,280
Pharmaceuticals	90,776,730	—	—	90,776,730
Real Estate Investment Trusts	73,215,034	—	—	73,215,034
Road & Rail	29,204,527	—	—	29,204,527
Semiconductors & Semiconductor Equipment	13,198,392	—	—	13,198,392
Software	95,336,942	—	—	95,336,942
Specialty Retail	154,155,311	—	—	154,155,311
Technology Hardware, Storage & Peripherals	54,375,033	—	—	54,375,033
Textiles, Apparel & Luxury Goods	50,922,343	—	—	50,922,343
Wireless Telecommunication Services	—	14,056,790	—	14,056,790
Total Common Stocks	2,313,039,780	46,986,468	4,102,231	2,364,128,479
Total Convertible Preferred Stocks*	—	—	4,918,553	4,918,553
Total Short-Term Investments*	127,403,523	—	—	127,403,523
Total Investments	$2,440,443,303	$46,986,468	$9,020,784	$2,496,450,555

Collateral for securities loaned (Liability)	$—	$(99,978,392)	$—	$(99,978,392)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation from Investments Still Held at December 31, 2014
Common Stock
Internet Software & Services	$—	$—	$4,102,231	$4,102,231	$—
Convertible Preferred Stocks
Internet Software & Services	64,002	903,473	3,951,078	4,918,553	903,473

Total	$64,002	$903,473	$8,053,309	$9,020,784	$903,473

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$2,469,025,424
Affiliated investments at value (c)	27,425,131
Cash denominated in foreign currencies (d)	45,474
Receivable for:
Investments sold	4,268,332
Fund shares sold	461,636
Dividends	964,690
Dividends on affiliated investments	1,416
Prepaid expenses	6,327

Total Assets	2,502,198,430
Liabilities
Collateral for securities loaned	99,978,392
Payables for:
Investments purchased	8,757,068
Fund shares redeemed	1,219,897
Accrued expenses:
Management fees	1,133,584
Distribution and service fees	141,029
Deferred trustees’ fees	97,529
Other expenses	170,070

Total Liabilities	111,497,569

Net Assets	$2,390,700,861

Net assets consist of:
Paid in surplus	$1,361,642,397
Undistributed net investment income	1,989,955
Accumulated net realized gain	406,473,776
Unrealized appreciation on investments and foreign currency transactions	620,594,733

Net Assets	$2,390,700,861

Net Assets
Class A	$1,710,197,390
Class B	642,418,803
Class E	38,084,668
Capital Shares Outstanding*
Class A	69,075,812
Class B	26,211,491
Class E	1,546,715
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.76
Class B	24.51
Class E	24.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,848,420,985.
(b)	Includes securities loaned at value of $104,994,939.
(c)	Identified cost of affiliated investments was $27,425,131.
(d)	Identified cost of cash denominated in foreign currencies was $45,905.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$17,846,674
Dividends from affiliated investments	9,384
Interest	1,420
Securities lending income	374,010

Total investment income	18,231,488
Expenses
Management fees	14,891,289
Administration fees	57,389
Custodian and accounting fees	266,134
Distribution and service fees—Class B	1,543,472
Distribution and service fees—Class E	57,690
Audit and tax services	42,853
Legal	30,013
Trustees’ fees and expenses	40,766
Shareholder reporting	190,756
Insurance	14,559
Miscellaneous	18,468

Total expenses	17,153,389
Less management fee waiver	(1,094,504)
Less broker commission recapture	(18,053)

Net expenses	16,040,832

Net Investment Income	2,190,656

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	411,774,819
Futures contracts	287,345
Foreign currency transactions	(3,028)

Net realized gain	412,059,136

Net change in unrealized depreciation on:
Investments	(208,879,755)
Foreign currency transactions	(11,759)

Net change in unrealized depreciation	(208,891,514)

Net realized and unrealized gain	203,167,622

Net Increase in Net Assets From Operations	$205,358,278

(a)	Net of foreign withholding taxes of $79,030.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,190,656	$1,666,425
Net realized gain	412,059,136	204,118,860
Net change in unrealized appreciation (depreciation)	(208,891,514)	502,901,627

Increase in net assets from operations	205,358,278	708,686,912

From Distributions to Shareholders
Net investment income
Class A	(1,184,801)	(4,787,873)
Class B	0	(183,240)
Class E	0	(27,947)
Net realized capital gains
Class A	(135,304,228)	0
Class B	(42,997,307)	0
Class E	(2,701,930)	0

Total distributions	(182,188,266)	(4,999,060)

Increase (decrease) in net assets from capital share transactions	(295,377,662)	397,860,785

Total increase (decrease) in net assets	(272,207,650)	1,101,548,637

Net Assets
Beginning of period	2,662,908,511	1,561,359,874

End of period	$2,390,700,861	$2,662,908,511

Undistributed net investment income
End of period	$1,989,955	$1,312,255

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	3,594,337	$80,177,221	14,211,647	$301,716,419
Shares issued through acquisition	0	0	2,897,854	55,320,025
Reinvestments	6,307,257	136,489,029	258,385	4,787,873
Redemptions	(22,750,488)	(527,126,265)	(10,632,918)	(222,768,817)

Net increase (decrease)	(12,848,894)	$(310,460,015)	6,734,968	$139,055,500

Class B
Sales	4,619,616	$108,524,649	4,928,278	$103,138,441
Shares issued through acquisition	0	0	13,508,986	256,400,558
Reinvestments	2,003,603	42,997,307	9,948	183,240
Redemptions	(5,697,433)	(133,841,023)	(5,459,206)	(113,287,739)

Net increase	925,786	$17,680,933	12,988,006	$246,434,500

Class E
Sales	141,899	$3,370,559	608,820	$11,780,542
Shares issued through acquisition	0	0	826,063	15,719,980
Reinvestments	125,438	2,701,930	1,513	27,947
Redemptions	(365,404)	(8,671,069)	(747,881)	(15,157,684)

Net increase (decrease)	(98,067)	$(2,598,580)	688,515	$12,370,785

Increase (decrease) derived from capital shares transactions		$(295,377,662)		$397,860,785

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.51	$17.67	$14.87	$15.05	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.03	0.07	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.94	6.87	2.75	(0.20)	2.18

Total from investment operations	1.98	6.90	2.82	(0.17)	2.20

Less Distributions
Distributions from net investment income	(0.02)	(0.06)	(0.02)	(0.01)	(0.04)
Distributions from net realized capital gains	(1.71)	0.00	0.00	0.00	0.00

Total distributions	(1.73)	(0.06)	(0.02)	(0.01)	(0.04)

Net Asset Value, End of Period	$24.76	$24.51	$17.67	$14.87	$15.05

Total Return (%) (b)	9.09	39.16	18.97	(1.12)	17.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.63	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.58	0.60	0.60	0.62
Ratio of net investment income to average net assets (%)	0.15	0.14	0.43	0.18	0.15
Portfolio turnover rate (%)	34	41	38	33	42
Net assets, end of period (in millions)	$1,710.2	$2,007.8	$1,328.9	$971.1	$639.7

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.32	$17.54	$14.78	$14.98	$12.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.03)	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.92	6.83	2.74	(0.19)	2.16

Total from investment operations	1.90	6.80	2.76	(0.20)	2.15

Less Distributions
Distributions from net investment income	0.00	(0.02)	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.71)	0.00	0.00	0.00	0.00

Total distributions	(1.71)	(0.02)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$24.51	$24.32	$17.54	$14.78	$14.98

Total Return (%) (b)	8.83	38.77	18.67	(1.34)	16.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.83	0.85	0.85	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.12)	0.12	(0.09)	(0.10)
Portfolio turnover rate (%)	34	41	38	33	42
Net assets, end of period (in millions)	$642.4	$615.0	$215.7	$199.5	$231.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.40		$17.60	$14.81	$15.00	$12.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(e)	(0.01)	0.04	0.00 (e)	(0.00	) (e)
Net realized and unrealized gain (loss) on investments	1.93		6.84	2.75	(0.19)	2.17

Total from investment operations	1.93		6.83	2.79	(0.19)	2.17

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.71)		0.00	0.00	0.00	0.00

Total distributions	(1.71)		(0.03)	0.00	0.00	(0.02)

Net Asset Value, End of Period	$24.62		$24.40	$17.60	$14.81	$15.00

Total Return (%) (b)	8.93		38.87	18.84	(1.27)	16.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78	0.79	0.79	0.79
Net ratio of expenses to average net assets (%) (c) (d)	0.73		0.73	0.75	0.75	0.77
Ratio of net investment income (loss) to average net assets (%)	0.00	(f)	(0.03)	0.22	0.01	(0.01)
Portfolio turnover rate (%)	34		41	38	33	42
Net assets, end of period (in millions)	$38.1		$40.1	$16.8	$16.0	$20.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waiver on average net assets was 0.03%, 0.03%, 0.03%, 0.03%, and 0.02% for the years ended 2014 through 2010, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25, 2014 through April 29, 2014, the Portfolio had bought and sold $27,681,554 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized gains in the amount of $287,345 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$836,443,416	$0	$1,310,683,877

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $276,177 in purchases of investments and $1,344,567 in sales of investments, which is included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $57,874,222 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$14,891,289	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 amounted to $399,429 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2014 amounted to $695,075 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	21,895,777	394,507,713	(388,978,359)	27,425,131	$0	$9,384

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,184,801	$4,999,060	$181,003,465	$—	$182,188,266	$4,999,060

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$33,052,335	$378,043,024	$618,060,635	$—	$1,029,155,994

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment capital loss carryforwards.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

10. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,526,495,286, $231,435,766 and $17,215,784, respectively, acquired all of the assets and liabilities of RCM Technology Portfolio of the Met Investors Series Trust (“RCM Technology”).

The acquisition was accomplished by a tax-free exchange of 2,897,854 Class A shares of the Portfolio (valued at $55,320,025) for 13,535,094 Class A shares of RCM Technology; 13,508,986 Class B shares of the Portfolio (valued at $256,400,558) for 65,404,490 of Class B shares of RCM Technology; and 826,063 Class E shares of the Portfolio (valued at $15,719,980) for 3,941,164 of Class E shares of RCM Technology. Each shareholder of RCM Technology received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by RCM Technology may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by RCM Technology. All other costs associated with the merger were not borne by the shareholders of either portfolio.

RCM Technology’s net assets on April 26, 2013, were $55,320,025, $256,400,558 and $15,719,980 for Class A, Class B and Class E shares, respectively, including investments valued at $327,542,456 with a cost basis of $314,461,180. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from RCM Technology were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,102,587,399, which included $13,079,428 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$2,217,513	(a)
Net realized and unrealized gain on investments	$723,537,821	(b)

Net increase in net assets from operations	$725,755,334

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RCM Technology that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$1,666,425 net investment income as reported, December 31, 2013, plus $202,254 from RCM Technology pre-merger net investment income plus $350,357 in lower advisory fees, minus $1,523 of pro-forma eliminated other expenses.
(b)	$829,486,247 Unrealized appreciation as reported December 31, 2013, minus $336,326,710 pro-forma December 31, 2012 Unrealized depreciation, plus $204,118,860 Net realized gain as reported December 31, 2013, plus $26,259,424 in Net Realized gain from RCM Technology pre-merger.

11. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-21

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-22

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-23

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Large Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2014 and outperformed its benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of the Trusts’ assets managed by the Sub-Adviser.

MSF-24

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 6.91%, 6.65%, and 6.69%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 4.69%. Since its inception on November 12, 2014, the Class G shares of the T. Rowe Price Small Cap Growth Portfolio returned 1.35%. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index, returned 1.82% over the same period.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks boosted returns. Large-cap stocks reached new highs in December and significantly outpaced small- and mid-caps. As measured by various Russell indexes, value stocks outperformed growth among large- and mid-caps, while the opposite was true for small-cap shares. Within the MSCI U.S. Small Cap Growth Index, Health Care led returns, followed by Utilities, while Energy ended deep in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive absolute returns for the year and outpaced its benchmark, the MSCI U.S. Small Cap Growth Index. Stock selection was the primary cause of the relative outperformance, and sector allocations were also positive. Consumer Discretionary, Materials, and Industrials all helped relative results, while Financials detracted.

Consumer Discretionary was the primary area of relative outperformance, owing to stock choices that included Hanesbrands and Denny’s. National restaurant chain Denny’s benefited from improved revenues due to increased traffic at remodeled, company-owned restaurants.

Materials provided a boost as well, also due to stock selection. NewMarket and Berry Plastics Group were among the outperformers. One of the world’s largest producers of petroleum additives, which are used as additives in motor oils, NewMarket reported solid earnings driven by increased shipments in European and Asian markets. Berry Plastics, which focuses on packaging for U.S. food and beverage markets, benefited from improved cash flows.

In Industrials, the Portfolio’s stock holdings also outperformed their benchmark peers. A leading name here was Old Dominion Freight Line, a trucking company that focuses on small freight and regional and national delivery while also providing logistics services. An improving U.S. manufacturing environment helped the company beat estimates this past year, and the firm also announced plans for share buybacks after several years of heavy investment in network improvements.

Stock choices in Financials proved detrimental, most notably Altisource Portfolio Solutions. This mortgage real estate service provider reported declining earnings as revenues from the company’s largest client decreased and efforts to diversify the client base were met with limited success. Shares also fell significantly when the client in question agreed to a major settlement with a regulatory agency. We exited our position during the period.

The Portfolio ended the year with an overweight to Health Care and Information Technology. It was notably underweight in Industrials, Materials, Utilities, Consumer Staples, and Telecommunication Services, and roughly in line with the benchmark in Consumer Discretionary and Energy.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	6.91	19.77	10.72	—
Class B	6.65	19.48	10.45	—
Class E	6.69	19.57	10.55	—
Class G	—	—	—	1.35
MSCI U.S. Small Cap Growth Index	4.69	18.02	10.03	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
MAXIMUS, Inc.	1.0
Middleby Corp. (The)	1.0
Old Dominion Freight Line, Inc.	1.0
Hanesbrands, Inc.	1.0
Tyler Technologies, Inc.	0.9
Incyte Corp.	0.9
Boston Beer Co., Inc. (The) - Class A	0.9
Rite Aid Corp.	0.9
Domino’s Pizza, Inc.	0.8
J&J Snack Foods Corp.	0.8

Top Sectors

% of Net Assets
Information Technology	23.4
Health Care	20.6
Industrials	17.5
Consumer Discretionary	17.4
Financials	8.5
Materials	4.8
Energy	3.6
Consumer Staples	3.5
Telecommunication Services	0.3

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.48%	$1,000.00	$1,040.00	$2.47
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$1,038.70	$3.75
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$1,038.50	$3.24
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class G(a)(b)	Actual	0.81%	$1,000.00	$1,013.50	$1.12
	Hypothetical*	0.81%	$1,000.00	$1,005.74	$1.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days for Class A, Class B and Class E, and 50 days for Class G) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) Commencement of operations was November 12, 2014.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Esterline Technologies Corp. (a)	38,400	$4,211,712
GenCorp, Inc. (a) (b)	122,500	2,241,750
HEICO Corp. - Class A	142,381	6,743,164
Hexcel Corp. (a)	107,400	4,456,026
Teledyne Technologies, Inc. (a)	88,900	9,133,586
TransDigm Group, Inc.	26,500	5,203,275

		31,989,513

Airlines—0.9%
Allegiant Travel Co.	22,400	3,367,392
Spirit Airlines, Inc. (a)	114,400	8,646,352

		12,013,744

Auto Components—0.4%
Tenneco, Inc. (a)	96,700	5,474,187

Banks—1.3%
Signature Bank (a)	64,200	8,086,632
SVB Financial Group (a)	44,800	5,199,936
Texas Capital Bancshares, Inc. (a) (b)	71,100	3,862,863

		17,149,431

Beverages—0.9%
Boston Beer Co., Inc. (The) - Class A (a) (b)	40,187	11,635,744

Biotechnology—8.6%
ACADIA Pharmaceuticals, Inc. (a) (b)	107,800	3,422,650
Acceleron Pharma, Inc. (a) (b)	54,000	2,103,840
Acorda Therapeutics, Inc. (a)	43,200	1,765,584
Alkermes plc (a)	139,200	8,151,552
Alnylam Pharmaceuticals, Inc. (a)	53,900	5,228,300
AMAG Pharmaceuticals, Inc. (a) (b)	43,700	1,862,494
BioMarin Pharmaceutical, Inc. (a)	63,500	5,740,400
Bluebird Bio, Inc. (a)	26,200	2,403,064
Cepheid, Inc. (a) (b)	79,600	4,309,544
Clovis Oncology, Inc. (a) (b)	13,800	772,800
Cubist Pharmaceuticals, Inc. (a) (b)	90,300	9,088,695
Exelixis, Inc. (a) (b)	299,200	430,848
Incyte Corp. (a)	160,000	11,697,600
Intercept Pharmaceuticals, Inc. (a) (b)	12,600	1,965,600
Isis Pharmaceuticals, Inc. (a) (b)	117,900	7,279,146
Ligand Pharmaceuticals, Inc. (a) (b)	36,700	1,952,807
Medivation, Inc. (a)	26,700	2,659,587
Neurocrine Biosciences, Inc. (a) (b)	165,200	3,690,568
Novavax, Inc. (a) (b)	268,800	1,593,984
NPS Pharmaceuticals, Inc. (a)	133,600	4,778,872
Ophthotech Corp. (a) (b)	18,300	821,121
Opko Health, Inc. (a) (b)	218,500	2,182,815
Pharmacyclics, Inc. (a) (b)	54,500	6,663,170
Prothena Corp. plc (a) (b)	41,800	867,768
Puma Biotechnology, Inc. (a) (b)	48,100	9,103,887
Receptos, Inc. (a)	10,900	1,335,359
Seattle Genetics, Inc. (a) (b)	75,600	2,429,028
Sunesis Pharmaceuticals, Inc. (a)	76,600	195,330
Synageva BioPharma Corp. (a) (b)	19,900	1,846,521

Biotechnology—(Continued)
United Therapeutics Corp. (a)	63,400	8,209,666

		114,552,600

Building Products—0.7%
AAON, Inc. (b)	165,599	3,707,762
Lennox International, Inc. (b)	56,900	5,409,483

		9,117,245

Capital Markets—2.0%
Affiliated Managers Group, Inc. (a)	21,449	4,552,336
E*Trade Financial Corp. (a)	355,260	8,616,831
Financial Engines, Inc. (b)	91,400	3,340,670
Virtus Investment Partners, Inc.	16,400	2,796,036
Waddell & Reed Financial, Inc. - Class A	149,100	7,428,162

		26,734,035

Chemicals—2.0%
NewMarket Corp. (b)	24,700	9,967,191
PolyOne Corp.	206,700	7,835,997
Stepan Co.	71,700	2,873,736
WR Grace & Co. (a)	62,700	5,980,953

		26,657,877

Commercial Services & Supplies—1.8%
Civeo Corp.	97,200	399,492
Clean Harbors, Inc. (a) (b)	89,500	4,300,475
Healthcare Services Group, Inc. (b)	125,500	3,881,715
Rollins, Inc.	150,250	4,973,275
Team, Inc. (a)	62,400	2,524,704
U.S. Ecology, Inc. (b)	77,300	3,101,276
Waste Connections, Inc.	94,100	4,139,459

		23,320,396

Communications Equipment—2.1%
ADTRAN, Inc.	30,400	662,720
ARRIS Group, Inc. (a)	125,400	3,785,826
Aruba Networks, Inc. (a) (b)	145,500	2,645,190
EchoStar Corp. - Class A (a) (b)	91,400	4,798,500
JDS Uniphase Corp. (a)	249,300	3,420,396
Plantronics, Inc.	84,900	4,501,398
Polycom, Inc. (a)	118,186	1,595,511
Riverbed Technology, Inc. (a)	206,967	4,224,196
Ubiquiti Networks, Inc. (b)	58,800	1,742,832

		27,376,569

Consumer Finance—0.6%
PRA Group, Inc. (a) (b)	124,900	7,235,457
World Acceptance Corp. (a) (b)	6,700	532,315

		7,767,772

Containers & Packaging—1.4%
Berry Plastics Group, Inc. (a)	248,100	7,827,555
Graphic Packaging Holding Co. (a)	583,400	7,945,908
Rock-Tenn Co. - Class A	48,600	2,963,628

		18,737,091

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.6%
LKQ Corp. (a)	74,700	$2,100,564
Pool Corp.	87,500	5,551,000

		7,651,564

Diversified Consumer Services—0.8%
Ascent Capital Group, Inc. - Class A (a) (b)	50,100	2,651,793
Capella Education Co.	47,437	3,650,752
Sotheby’s (b)	98,100	4,235,958
Steiner Leisure, Ltd. (a)	10,400	480,584

		11,019,087

Diversified Financial Services—1.3%
CBOE Holdings, Inc.	121,200	7,686,504
MarketAxess Holdings, Inc. (b)	91,200	6,539,952
MSCI, Inc.	59,578	2,826,380
NewStar Financial, Inc. (a)	60,291	771,725

		17,824,561

Diversified Telecommunication Services—0.2%
Level 3 Communications, Inc. (a)	68,250	3,370,185

Electrical Equipment—1.0%
Acuity Brands, Inc.	55,200	7,731,864
Generac Holdings, Inc. (a) (b)	107,900	5,045,404

		12,777,268

Electronic Equipment, Instruments & Components—2.3%
Anixter International, Inc. (a)	90,700	8,023,322
Cognex Corp. (a)	163,000	6,736,790
Coherent, Inc. (a)	78,600	4,772,592
FARO Technologies, Inc. (a)	28,100	1,761,308
FEI Co.	97,200	8,782,020

		30,076,032

Energy Equipment & Services—1.2%
Atwood Oceanics, Inc. (a)	58,200	1,651,134
Core Laboratories NV	25,300	3,044,602
Dril-Quip, Inc. (a)	55,200	4,235,496
Oceaneering International, Inc.	50,300	2,958,143
Oil States International, Inc. (a)	41,100	2,009,790
Tesco Corp. (b)	140,000	1,794,800
Unit Corp. (a)	25,500	869,550

		16,563,515

Food & Staples Retailing—0.9%
Rite Aid Corp. (a)	1,514,700	11,390,544

Food Products—1.6%
J&J Snack Foods Corp.	99,400	10,811,738
TreeHouse Foods, Inc. (a)	116,500	9,964,245

		20,775,983

Health Care Equipment & Supplies—3.9%
Align Technology, Inc. (a)	132,700	7,419,257

Health Care Equipment & Supplies—(Continued)
Cooper Cos., Inc. (The)	37,300	6,045,957
DexCom, Inc. (a)	114,100	6,281,205
Halyard Health, Inc. (a)	70,000	3,182,900
HeartWare International, Inc. (a) (b)	15,300	1,123,479
ICU Medical, Inc. (a)	36,700	3,005,730
IDEXX Laboratories, Inc. (a)	40,900	6,064,243
Masimo Corp. (a)	53,100	1,398,654
Sirona Dental Systems, Inc. (a)	98,400	8,597,208
Thoratec Corp. (a)	73,800	2,395,548
West Pharmaceutical Services, Inc.	111,800	5,952,232

		51,466,413

Health Care Providers & Services—3.5%
Air Methods Corp. (a) (b)	111,500	4,909,345
Centene Corp. (a)	79,600	8,266,460
Chemed Corp. (b)	16,300	1,722,421
Corvel Corp. (a)	98,900	3,681,058
HealthSouth Corp.	121,500	4,672,890
MEDNAX, Inc. (a)	81,200	5,368,132
MWI Veterinary Supply, Inc. (a)	36,500	6,201,715
Team Health Holdings, Inc. (a)	141,200	8,123,236
WellCare Health Plans, Inc. (a)	47,300	3,881,438

		46,826,695

Health Care Technology—0.2%
athenahealth, Inc. (a) (b)	16,300	2,374,910

Hotels, Restaurants & Leisure—5.7%
Brinker International, Inc.	137,400	8,064,006
Buffalo Wild Wings, Inc. (a) (b)	33,500	6,042,730
Cheesecake Factory, Inc. (The) (b)	65,400	3,290,274
Choice Hotels International, Inc. (b)	101,600	5,691,632
Denny’s Corp. (a)	684,600	7,058,226
Domino’s Pizza, Inc.	116,500	10,970,805
Jack in the Box, Inc.	68,400	5,469,264
Marriott Vacations Worldwide Corp.	110,000	8,199,400
Red Robin Gourmet Burgers, Inc. (a)	57,300	4,410,667
Six Flags Entertainment Corp. (b)	158,300	6,830,645
Vail Resorts, Inc.	103,100	9,395,503

		75,423,152

Household Durables—0.7%
Helen of Troy, Ltd. (a)	108,500	7,059,010
iRobot Corp. (a) (b)	67,300	2,336,656

		9,395,666

Insurance—0.3%
Amtrust Financial Services, Inc. (b)	74,378	4,183,763

Internet & Catalog Retail—1.7%
HSN, Inc.	122,300	9,294,800
Liberty TripAdvisor Holdings, Inc. - Class A (a)	142,100	3,822,490
Liberty Ventures - Series A (a)	163,300	6,159,676
Shutterfly, Inc. (a) (b)	82,800	3,452,346

		22,729,312

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—2.5%
comScore, Inc. (a)	34,700	$1,611,121
Cornerstone OnDemand, Inc. (a) (b)	81,900	2,882,880
CoStar Group, Inc. (a)	39,400	7,235,022
Envestnet, Inc. (a)	107,100	5,262,894
j2 Global, Inc. (b)	68,600	4,253,200
MercadoLibre, Inc. (b)	41,500	5,298,305
Perficient, Inc. (a)	125,400	2,336,202
WebMD Health Corp. (a) (b)	124,500	4,923,975

		33,803,599

IT Services—6.1%
Blackhawk Network Holdings, Inc. - Class B (a)	80,100	3,018,969
Cardtronics, Inc. (a) (b)	154,900	5,976,042
CoreLogic, Inc. (a)	218,500	6,902,415
DST Systems, Inc.	50,800	4,782,820
Euronet Worldwide, Inc. (a)	134,600	7,389,540
Gartner, Inc. (a)	121,200	10,206,252
Heartland Payment Systems, Inc. (b)	142,760	7,701,902
Jack Henry & Associates, Inc.	86,900	5,399,966
MAXIMUS, Inc.	253,000	13,874,520
TeleTech Holdings, Inc. (a)	45,600	1,079,808
Unisys Corp. (a)	71,109	2,096,293
VeriFone Systems, Inc. (a)	79,700	2,964,840
WEX, Inc. (a)	92,800	9,179,776

		80,573,143

Leisure Products—1.0%
Brunswick Corp.	114,300	5,859,018
Polaris Industries, Inc. (b)	49,100	7,425,884

		13,284,902

Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc. - Class A (a)	19,800	2,387,088
Bruker Corp. (a)	125,400	2,460,348
Mettler-Toledo International, Inc. (a)	9,600	2,903,616
PAREXEL International Corp. (a) (b)	101,300	5,628,228

		13,379,280

Machinery—6.3%
Actuant Corp. - Class A	112,500	3,064,500
Chart Industries, Inc. (a)	39,700	1,357,740
Graco, Inc.	82,100	6,582,778
Hyster-Yale Materials Handling, Inc.	33,694	2,466,401
IDEX Corp.	67,000	5,215,280
John Bean Technologies Corp.	140,800	4,626,688
Lincoln Electric Holdings, Inc.	91,800	6,342,462
Middleby Corp. (The) (a)	138,100	13,685,710
Nordson Corp.	86,300	6,727,948
Standex International Corp.	30,300	2,340,978
Sun Hydraulics Corp. (b)	60,600	2,386,428
Toro Co. (The) (b)	150,100	9,577,881
Valmont Industries, Inc. (b)	44,200	5,613,400
Wabtec Corp.	120,800	10,496,312
Woodward, Inc.	71,400	3,515,022

		83,999,528

Marine—0.5%
Kirby Corp. (a)	83,300	6,725,642

Media—1.1%
John Wiley & Sons, Inc. - Class A	20,700	1,226,268
Live Nation Entertainment, Inc. (a)	319,000	8,329,090
Starz - Class A (a) (b)	157,000	4,662,900

		14,218,258

Metals & Mining—0.7%
Compass Minerals International, Inc.	31,100	2,700,413
Stillwater Mining Co. (a)	165,300	2,436,522
Worthington Industries, Inc.	122,300	3,680,007

		8,816,942

Multiline Retail—0.2%
Big Lots, Inc. (b)	67,300	2,693,346

Oil, Gas & Consumable Fuels—2.4%
Bonanza Creek Energy, Inc. (a)	35,100	842,400
Carrizo Oil & Gas, Inc. (a)	66,300	2,758,080
Clayton Williams Energy, Inc. (a)	33,900	2,162,820
Contango Oil & Gas Co. (a)	66,800	1,953,232
Diamondback Energy, Inc. (a)	72,800	4,351,984
Gran Tierra Energy, Inc. (a)	206,000	793,100
Oasis Petroleum, Inc. (a) (b)	121,800	2,014,572
Rosetta Resources, Inc. (a)	28,800	642,528
SemGroup Corp. - Class A	108,000	7,386,120
SM Energy Co.	41,300	1,593,354
Stone Energy Corp. (a) (b)	119,300	2,013,784
Targa Resources Corp.	50,000	5,302,500

		31,814,474

Paper & Forest Products—0.7%
Clearwater Paper Corp. (a)	50,200	3,441,210
KapStone Paper and Packaging Corp.	221,400	6,489,234

		9,930,444

Personal Products—0.2%
Nu Skin Enterprises, Inc. - Class A (b)	61,200	2,674,440

Pharmaceuticals—3.4%
Akorn, Inc. (a) (b)	138,800	5,024,560
Auxilium Pharmaceuticals, Inc. (a) (b)	55,600	1,911,806
AVANIR Pharmaceuticals, Inc. - Class A (a)	333,400	5,651,130
Jazz Pharmaceuticals plc (a) (b)	16,900	2,767,037
Mallinckrodt plc (a)	38,376	3,800,375
Medicines Co. (The) (a)	67,600	1,870,492
Nektar Therapeutics (a) (b)	142,300	2,205,650
Pacira Pharmaceuticals, Inc. (a) (b)	53,500	4,743,310
Phibro Animal Health Corp. - Class A	46,600	1,470,230
Prestige Brands Holdings, Inc. (a)	175,400	6,089,888
Salix Pharmaceuticals, Ltd. (a)	70,500	8,103,270
Theravance Biopharma, Inc. (a)	23,914	356,797
Theravance, Inc. (b)	68,200	965,030
ZS Pharma, Inc. (a)	900	37,413

		44,996,988

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—1.2%
Advisory Board Co. (The) (a)	59,300	$2,904,514
Dun & Bradstreet Corp. (The)	27,400	3,314,304
Exponent, Inc.	39,600	3,267,000
Huron Consulting Group, Inc. (a)	85,400	5,840,506

		15,326,324

Real Estate Investment Trusts—1.5%
Equity Lifestyle Properties, Inc.	123,000	6,340,650
FelCor Lodging Trust, Inc.	436,100	4,718,602
Strategic Hotels & Resorts, Inc. (a)	454,500	6,013,035
Taubman Centers, Inc.	31,100	2,376,662

		19,448,949

Real Estate Management & Development—0.8%
Forest City Enterprises, Inc. - Class A (a)	134,000	2,854,200
Jones Lang LaSalle, Inc.	16,600	2,488,838
Kennedy-Wilson Holdings, Inc.	192,243	4,863,748

		10,206,786

Road & Rail—2.5%
AMERCO	24,400	6,935,944
Avis Budget Group, Inc. (a)	125,100	8,297,883
Landstar System, Inc.	69,200	5,019,076
Old Dominion Freight Line, Inc. (a)	168,850	13,109,514

		33,362,417

Semiconductors & Semiconductor Equipment—2.8%
Amkor Technology, Inc. (a)	80,100	568,710
Atmel Corp. (a)	577,200	4,845,594
Cabot Microelectronics Corp. (a)	52,800	2,498,496
Cavium, Inc. (a) (b)	104,700	6,472,554
Diodes, Inc. (a)	99,300	2,737,701
Microsemi Corp. (a)	143,600	4,075,368
Semtech Corp. (a)	104,100	2,870,037
Silicon Laboratories, Inc. (a)	44,800	2,133,376
Synaptics, Inc. (a)	97,400	6,705,016
Teradyne, Inc.	189,100	3,742,289

		36,649,141

Software—7.4%
Advent Software, Inc.	104,300	3,195,752
Aspen Technology, Inc. (a)	202,600	7,095,052
CommVault Systems, Inc. (a)	90,400	4,672,776
Computer Modelling Group, Ltd.	290,800	2,988,597
FactSet Research Systems, Inc. (b)	43,000	6,052,250
Fortinet, Inc. (a)	188,300	5,773,278
Informatica Corp. (a)	112,600	4,294,001
Manhattan Associates, Inc. (a)	190,000	7,736,800
Monotype Imaging Holdings, Inc.	128,405	3,701,916
NetScout Systems, Inc. (a) (b)	123,000	4,494,420
Pegasystems, Inc.	162,600	3,377,202
Proofpoint, Inc. (a) (b)	79,800	3,848,754
PTC, Inc. (a)	183,100	6,710,615
SolarWinds, Inc. (a)	97,000	4,833,510
Solera Holdings, Inc.	23,900	1,223,202
SS&C Technologies Holdings, Inc.	122,800	7,182,572

Software—(Continued)
Tyler Technologies, Inc. (a)	111,500	12,202,560
Ultimate Software Group, Inc. (The) (a) (b)	63,100	9,264,027

		98,647,284

Specialty Retail—3.0%
Aaron’s, Inc.	78,500	2,399,745
Ascena Retail Group, Inc. (a)	62,200	781,232
Buckle, Inc. (The) (b)	55,300	2,904,356
Chico’s FAS, Inc.	178,700	2,896,727
Children’s Place, Inc. (The) (b)	33,100	1,886,700
DSW, Inc. - Class A	74,700	2,786,310
Monro Muffler Brake, Inc. (b)	135,800	7,849,240
Murphy USA, Inc. (a)	90,800	6,252,488
Sally Beauty Holdings, Inc. (a)	226,400	6,959,536
Tractor Supply Co.	63,600	5,012,952

		39,729,286

Technology Hardware, Storage & Peripherals—0.2%
3D Systems Corp. (a) (b)	25,500	838,185
Stratasys, Ltd. (a)	19,200	1,595,712

		2,433,897

Textiles, Apparel & Luxury Goods—2.2%
Deckers Outdoor Corp. (a) (b)	51,900	4,724,976
Fossil Group, Inc. (a)	20,249	2,242,374
Hanesbrands, Inc.	117,300	13,093,026
Iconix Brand Group, Inc. (a) (b)	121,800	4,115,622
Steven Madden, Ltd. (a)	163,100	5,191,473

		29,367,471

Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a) (b)	481,000	4,482,920
Radian Group, Inc. (b)	302,300	5,054,456

		9,537,376

Trading Companies & Distributors—0.2%
Beacon Roofing Supply, Inc. (a)	97,800	2,718,840

Total Common Stocks (Cost $968,969,692)		1,320,713,611

Short-Term Investments—17.5%

Mutual Funds—17.5%
State Street Navigator Securities Lending MET Portfolio (c)	229,530,294	229,530,294
T. Rowe Price Government Reserve Investment Fund (d)	2,091,497	2,091,497

Total Short-Term Investments (Cost $231,621,791)		231,621,791

Total Investments—117.1% (Cost $1,200,591,483) (e)		1,552,335,402
Other assets and liabilities (net)—(17.1)%		(227,152,888)

Net Assets—100.0%		$1,325,182,514

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2014

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $235,245,303 and the collateral received consisted of cash in the amount of $229,530,294 and non-cash collateral with a value of $12,177,954. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,200,855,152. The aggregate unrealized appreciation and depreciation of investments were $386,367,671 and $(34,887,421), respectively, resulting in net unrealized appreciation of $351,480,250 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,320,713,611	$—	$—	$1,320,713,611
Total Short-Term Investments*	231,621,791	—	—	231,621,791
Total Investments	$1,552,335,402	$—	$—	$1,552,335,402

Collateral for Securities Loaned (Liability)	$—	$(229,530,294)	$—	$(229,530,294)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,550,243,905
Affiliated investments at value (c)	2,091,497
Cash	1,342,388
Cash denominated in foreign currencies (d)	21,276
Receivable for:
Investments sold	4,559,917
Fund shares sold	200,241
Dividends	537,717
Dividends on affiliated investments	273
Prepaid expenses	3,278

Total Assets	1,559,000,492
Liabilities
Collateral for securities loaned	229,530,294
Payables for:
Investments purchased	2,676,568
Fund shares redeemed	842,571
Accrued expenses:
Management fees	501,344
Distribution and service fees	80,011
Deferred trustees’ fees	63,842
Other expenses	123,348

Total Liabilities	233,817,978

Net Assets	$1,325,182,514

Net assets consist of:
Paid in surplus	$857,199,528
Undistributed net investment income	1,290,973
Accumulated net realized gain	114,948,180
Unrealized appreciation on investments and foreign currency transactions	351,743,833

Net Assets	$1,325,182,514

Net Assets
Class A	$938,472,956
Class B	369,597,504
Class E	17,105,193
Class G	6,861
Capital Shares Outstanding*
Class A	40,113,943
Class B	16,591,100
Class E	755,764
Class G	315
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.40
Class B	22.28
Class E	22.63
Class G	21.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,198,499,986.
(b)	Includes securities loaned at value of $235,245,303.
(c)	Identified cost of affiliated investments was $2,091,497.
(d)	Identified cost of cash denominated in foreign currencies was $21,362.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$7,738,197
Dividends from affiliated investments	2,768
Securities lending income	1,268,024

Total investment income	9,008,989
Expenses
Management fees	5,782,938
Administration fees	28,867
Custodian and accounting fees	132,815
Distribution and service fees—Class B	907,758
Distribution and service fees—Class E	26,406
Distribution and service fees—Class G	1
Audit and tax services	39,404
Legal	31,614
Trustees’ fees and expenses	38,591
Shareholder reporting	149,099
Insurance	7,089
Miscellaneous	13,502

Total expenses	7,158,084
Less management fee waiver	(278,289)
Less broker commission recapture	(6,458)

Net expenses	6,873,337

Net Investment Income	2,135,652

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	116,534,427
Futures contracts	(617,324)
Foreign currency transactions	(3,427)

Net realized gain	115,913,676

Net change in unrealized appreciation (depreciation) on:
Investments	(21,765,166)
Foreign currency transactions	386

Net change in unrealized depreciation	(21,764,780)

Net realized and unrealized gain	94,148,896

Net Increase in Net Assets From Operations	$96,284,548

(a)	Net of foreign withholding taxes of $25,027.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,135,652	$1,073,627
Net realized gain	115,913,676	81,271,677
Net change in unrealized appreciation (depreciation)	(21,764,780)	255,807,207

Increase in net assets from operations	96,284,548	338,152,511

From Distributions to Shareholders
Net investment income
Class A	(116,737)	(2,084,759)
Class B	0	(435,146)
Class E	0	(34,617)
Net realized capital gains
Class A	(52,064,808)	(32,210,993)
Class B	(28,893,533)	(17,679,828)
Class E	(1,398,334)	(883,139)

Total distributions	(82,473,412)	(53,328,482)

Increase in net assets from capital share transactions	204,809,872	144,101,028

Total increase in net assets	218,621,008	428,925,057

Net Assets
Beginning of period	1,106,561,506	677,636,449

End of period	$1,325,182,514	$1,106,561,506

Undistributed net investment income
End of period	$1,290,973	$917,166

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	15,008,185	$316,162,633	10,721,735	$208,173,361
Reinvestments	2,508,728	52,181,545	1,939,805	34,295,752
Redemptions	(7,447,917)	(163,971,248)	(4,687,332)	(94,950,297)

Net increase	10,068,996	$204,372,930	7,974,208	$147,518,816

Class B
Sales	1,553,570	$33,767,444	1,937,054	$37,911,446
Reinvestments	1,456,327	28,893,533	1,067,471	18,114,974
Redemptions	(2,823,945)	(60,841,837)	(3,017,882)	(58,976,676)

Net increase (decrease)	185,952	$1,819,140	(13,357)	$(2,950,256)

Class E
Sales	81,824	$1,800,257	119,207	$2,364,626
Reinvestments	69,431	1,398,334	53,389	917,756
Redemptions	(208,909)	(4,587,639)	(189,722)	(3,749,914)

Net decrease	(57,654)	$(1,389,048)	(17,126)	$(467,532)

Class G (a)
Sales	315	$6,850	0	$0

Net increase	315	$6,850	0	$0

Increase derived from capital shares transactions		$204,809,872		$144,101,028

(a)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.77		$17.53	$16.68	$16.39	$12.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.04	0.10	(0.02)	0.00 (b)
Net realized and unrealized gain on investments	1.35		7.37	2.52	0.31	4.24

Total from investment operations	1.41		7.41	2.62	0.29	4.24

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.07)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00

Total distributions	(1.78)		(1.17)	(1.77)	0.00	0.00

Net Asset Value, End of Period	$23.40		$23.77	$17.53	$16.68	$16.39

Total Return (%) (d)	6.91		44.55	16.18	1.77	34.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51		0.52	0.55	0.55	0.57
Net ratio of expenses to average net assets (%) (e)	0.48		0.49	0.52	0.53	0.55
Ratio of net investment income (loss) to average net assets (%)	0.25		0.21	0.56	(0.09)	0.02
Portfolio turnover rate (%)	25		29	26	29	33
Net assets, end of period (in millions)	$938.5		$714.2	$387.0	$263.8	$281.0

	Class B
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.77		$16.84	$16.12	$15.89	$11.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.01)	0.04	(0.06)	(0.03)
Net realized and unrealized gain on investments	1.29		7.07	2.45	0.29	4.12

Total from investment operations	1.29		7.06	2.49	0.23	4.09

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00

Total distributions	(1.78)		(1.13)	(1.77)	0.00	0.00

Net Asset Value, End of Period	$22.28		$22.77	$16.84	$16.12	$15.89

Total Return (%) (d)	6.65		44.17	15.91	1.45	34.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76		0.77	0.80	0.80	0.82
Net ratio of expenses to average net assets (%) (e)	0.73		0.74	0.77	0.78	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.01)		(0.05)	0.25	(0.34)	(0.22)
Portfolio turnover rate (%)	25		29	26	29	33
Net assets, end of period (in millions)	$369.6		$373.6	$276.5	$268.4	$266.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.09		$17.06	$16.29	$16.04	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.01	0.06	(0.04)	(0.02)
Net realized and unrealized gain on investments	1.30		7.16	2.48	0.29	4.15

Total from investment operations	1.32		7.17	2.54	0.25	4.13

Less Distributions
Distributions from net investment income	0.00		(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.78)		(1.10)	(1.77)	0.00	0.00

Total distributions	(1.78)		(1.14)	(1.77)	0.00	0.00

Net Asset Value, End of Period	$22.63		$23.09	$17.06	$16.29	$16.04

Total Return (%) (d)	6.69		44.32	16.06	1.56	34.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66		0.67	0.70	0.70	0.72
Net ratio of expenses to average net assets (%) (e)	0.63		0.64	0.67	0.68	0.70
Ratio of net investment income (loss) to average net assets (%)	0.09		0.05	0.34	(0.24)	(0.14)
Portfolio turnover rate (%)	25		29	26	29	33
Net assets, end of period (in millions)	$17.1		$18.8	$14.2	$14.2	$16.3

	Class G
	Period Ended December 31,
	2014(f)
Net Asset Value, Beginning of Period	$21.49

Income (Loss) from Investment Operations
Net investment income (a)	0.01
Net realized and unrealized gain on investments	0.28

Total from investment operations	0.29

Net Asset Value, End of Period	$21.78

Total Return (%) (d)	1.35	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(h)
Net ratio of expenses to average net assets (%) (e)	0.81	(h)
Ratio of net investment income to average net assets (%)	0.40	(h)
Portfolio turnover rate (%)	25
Net assets, end of period (in millions)	$0.0	(i)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was November 12, 2014.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Class G commenced operations on November 12, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments, real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2014, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29, 2014 through April 30, 2014, the Portfolio had bought and sold $114,581,628 in notional cost on equity index futures contracts. At December 31, 2014, the Portfolio did not have any open futures contracts. For the year ended December 31, 2014, the Portfolio had realized losses in the amount of $617,324 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$446,223,339	$0	$313,851,858

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $473,991 in purchases of investments, which is included above.

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $103,942,578 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$5,782,938	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2014 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G Shares. Under the Distribution and Service Plan, the Class B, E and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2014 is as follows:

Security Description	Number of shares held at December 31, 2013	Shares purchased	Shares sold	Number of shares held at December 31, 2014	Realized Gain/(Loss) on shares sold	Income for the year ended December 31, 2014
T. Rowe Price Government Reserve Investment Fund	3,163,723	125,814,640	(126,886,866)	2,091,497	$0	$2,768

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$439,885	$6,905,254	$82,033,527	$46,423,228	$82,473,412	$53,328,482

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,059,675	$109,506,988	$351,480,164	$—	$468,046,827

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisors, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President , MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-21

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-22

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-23

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Small Cap Growth Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of the Trusts’ assets managed by the Sub-Adviser.

MSF-24

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -18.63% and -18.82%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned -9.77%.

MARKET ENVIRONMENT / CONDITIONS

The most significant factor influencing the markets in which the Portfolio invested over the past 12 months was a deceleration in growth nearly everywhere except for the U.S. First and foremost, Europe continued to stagnate and faced disinflation/deflation. In addition, however, growth in the emerging markets failed to accelerate, Japan fell back into recession toward the end of the year, following two quarters of negative growth, concerns about the headwinds faced by China persisted, the threat posed by the Islamic State (ISIS) in the Middle East became even more apparent, and the Russia/Ukraine crisis lead both to significant Ruble weakness, and penal interest rates.

Given this backdrop, commodities suffered accordingly. As the expectations for global growth sank further toward the end of the year, sell-offs in crude oil and oil-related stocks accelerated. While West Texas Intermediate (WTI) crude prices fell nearly 46% over the 12-month period to end the year at $53.27 per barrel, North American (Henry Hub) natural gas also fell significantly, ending the year down around 32%.

Gold also declined during the year, as did platinum and palladium prices following the labor strife in South Africa and on the back of moderating growth outlooks. The base metal markets, including iron ore and copper, also followed the trajectory of lower global growth, especially in the latter part of the year. Additionally, one of the best recent growing seasons in the U.S. caused grain prices to decline throughout the summer and into the fall.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The two key aspects of the Portfolio that detracted from performance relative to the S&P North American Natural Resources Sector Index were an overweight position and underperformance within oil & gas exploration and production, and an underweight position in oil & gas storage and transportation.

The three weakest-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were oil & gas exploration and production, oil & gas storage and transport, and oil & gas drilling.

The Portfolio’s three weakest-contributing companies were diversified metals and mining company First Quantum Minerals, which suffered because of a large presence in Zambia, where the threat of a potentially adverse change in the tax regime overhung the stock, and two oil & gas exploration and production companies, SM Energy and Afren. While the former fell on instances of missed guidance, the latter faced corporate governance issues in which both the CEO and COO left the company.

The three strongest positive-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were fertilizers and agricultural chemicals, construction machinery and heavy trucks, and agricultural products. While the Portfolio had exposure to each of the above sub-sectors, the benchmark index had no exposure to any of them over the one year period.

The Portfolio’s three strongest contributors were all energy-related companies. The strongest contributors were EOG Resources and Diamondback Energy, both oil & gas exploration and production companies, and both of which, despite being leveraged to shale oil, were able to increase significantly reserves and production. Oil & gas refining and marketing company Tesoro, which benefited from access to cheaper crude feedstocks, contributed to Portfolio performance over the year.

Significant purchases by the Portfolio were made in the oil & gas storage and transportation and the oil & gas refining and marketing sub-sectors, which saw the establishment of two new positions in Kinder Morgan and Valero Energy, respectively. During the one year period, a new position was also established in Freeport-McMoRan in the diversified metals & mining sub-sector.

The Portfolio’s largest sales during the period were the integrated oil & gas marketing company Occidental Petroleum, and oil & gas refining and marketing companies Tesoro and HollyFrontier (all eliminated by the Portfolio at period end). The Portfolio’s overall exposure to Energy was reduced because of the rapid decline in the price of oil during the last four months of the year.

Broadly speaking, on both an absolute and relative basis, the Portfolio decreased its weighting to the oil & gas refining and marketing, oil & gas equipment and services, integrated oil & gas, and oil & gas drilling sub-industries. The Portfolio increased its weighting to the gold, diversified metals & mining, fertilizers and agriculture chemicals, steel, railroads, and semiconductor equipment sub-industries.

As of December 31, 2014, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that a substantially underweight position in relation to its benchmark. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage and transportation sub-industry. The Portfolio held a slightly underweight position in the oil & gas equipment and services sub-industry.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

As of December 31, 2014, the Portfolio’s most substantially overweight positions relative to the Index were in the diversified metals & mining industry as well as gold miners. As of the same date, the Portfolio held overweight positions in the oil & gas exploration and production industry and the coal and consumable fuels sub-industry.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-18.63	0.09	6.95
Class B	-18.82	-0.17	6.16
S&P North American Natural Resources Sector Index	-9.77	4.28	8.22
1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
Glencore plc	5.4
Schlumberger, Ltd.	4.3
Cimarex Energy Co.	4.1
CONSOL Energy, Inc.	3.9
Concho Resources, Inc.	3.8
EOG Resources, Inc.	3.8
Pioneer Natural Resources Co.	3.7
Anadarko Petroleum Corp.	3.7
First Quantum Minerals, Ltd.	3.6
Halliburton Co.	3.1

Top Sectors

% of Net Assets
Energy	58.8
Materials	28.4
Industrials	3.6
Information Technology	1.0

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.80%	$1,000.00	$715.50	$3.46
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B(a)	Actual	1.05%	$1,000.00	$714.70	$4.54
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—91.8% of Net Assets

Security Description	Shares	Value

Building Products—0.5%
Advanced Drainage Systems, Inc.	228,600	$5,253,228

Chemicals—3.0%
Agrium, Inc. (a)	174,600	16,538,112
CF Industries Holdings, Inc.	45,700	12,455,078

		28,993,190

Energy Equipment & Services—14.6%
Baker Hughes, Inc.	170,400	9,554,328
Cameron International Corp. (b)	99,800	4,985,010
Dril-Quip, Inc. (b)	128,900	9,890,497
Halliburton Co.	760,700	29,918,331
Nabors Industries, Ltd.	1,193,000	15,485,140
National Oilwell Varco, Inc.	220,300	14,436,259
Schlumberger, Ltd.	486,300	41,534,883
Seadrill, Ltd. (a)	257,724	3,077,225
Superior Energy Services, Inc.	685,900	13,820,885

		142,702,558

Machinery—2.0%
Cummins, Inc.	133,000	19,174,610

Metals & Mining—23.6%
Agnico Eagle Mines, Ltd.	67,933	1,691,016
Barrick Gold Corp.	715,000	7,686,250
Commercial Metals Co.	715,000	11,647,350
Eldorado Gold Corp.	2,032,700	12,358,816
First Quantum Minerals, Ltd. (a)	2,460,800	34,969,709
Freeport-McMoRan, Inc.	777,300	18,157,728
Glencore plc (b)	11,377,037	52,365,622
Goldcorp, Inc.	1,122,300	20,784,996
Kinross Gold Corp. (b)	1,195,004	3,369,911
New Gold, Inc. (b)	2,070,100	8,901,430
Osisko Gold Royalties, Ltd.	93,479	1,317,943
Randgold Resources, Ltd. (ADR)	249,400	16,812,054
Royal Gold, Inc. (a)	191,200	11,988,240
Steel Dynamics, Inc.	521,400	10,292,436
United States Steel Corp. (a)	419,800	11,225,452
Yamana Gold, Inc.	237,962	960,614
Yamana Gold, Inc. (U.S. Listed Shares)	1,373,000	5,519,460

		230,049,027

Oil, Gas & Consumable Fuels—44.2%
Afren plc (b)	8,205,601	5,893,827
Anadarko Petroleum Corp.	440,650	36,353,625
Cimarex Energy Co.	374,100	39,654,600
Cloud Peak Energy, Inc. (b)	315,900	2,899,962
Concho Resources, Inc. (b)	369,950	36,902,513
CONSOL Energy, Inc.	1,134,800	38,367,588
Diamondback Energy, Inc. (b)	399,100	23,858,198
EOG Resources, Inc.	399,100	36,745,137
Genel Energy plc (b)	370,000	3,960,466
Golar LNG, Ltd. (a)	270,200	9,854,194
Gulfport Energy Corp. (b)	245,300	10,238,822
Kinder Morgan, Inc.	478,000	20,224,180

Oil, Gas & Consumable Fuels—(Continued)
Laredo Petroleum, Inc. (a) (b)	336,700	3,484,845
Marathon Oil Corp.	648,500	18,346,065
Marathon Petroleum Corp.	103,900	9,378,014
Newfield Exploration Co. (b)	315,900	8,567,208
Ophir Energy plc (b)	2,243,003	4,870,287
Parsley Energy, Inc. - Class A (a) (b)	295,100	4,709,796
Peabody Energy Corp. (a)	731,600	5,662,584
Phillips 66	133,900	9,600,630
Pioneer Natural Resources Co.	245,300	36,512,905
Scorpio Tankers, Inc. (a)	453,100	3,937,439
SemGroup Corp. - Class A	137,200	9,383,108
SM Energy Co.	486,300	18,761,454
Valero Energy Corp.	394,000	19,503,000
Westmoreland Coal Co. (b)	74,800	2,484,108
Whiting Petroleum Corp. (b)	345,000	11,385,000

		431,539,555

Paper & Forest Products—1.8%
Louisiana-Pacific Corp. (a) (b)	1,084,900	17,965,944

Road & Rail—1.1%
CSX Corp.	141,300	5,119,299
Union Pacific Corp.	42,400	5,051,112

		10,170,411

Semiconductors & Semiconductor Equipment—1.0%
SunEdison, Inc. (a) (b)	514,000	10,028,140

Total Common Stocks (Cost $1,019,274,367)		895,876,663

Short-Term Investments—17.6%

Mutual Funds—17.6%
AIM STIT-STIC Prime Portfolio	80,194,576	80,194,576
State Street Navigator Securities Lending MET Portfolio (c)	91,846,193	91,846,193

Total Short-Term Investments (Cost $172,040,769)		172,040,769

Total Investments—109.4% (Cost $1,191,315,136) (d)		1,067,917,432
Other assets and liabilities (net)—(9.4)%		(91,651,458)

Net Assets—100.0%		$976,265,974

(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $89,678,612 and the collateral received consisted of cash in the amount of $91,846,193. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2014

(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,194,173,121. The aggregate unrealized appreciation and depreciation of investments were $67,152,347 and $(193,408,036), respectively, resulting in net unrealized depreciation of $(126,255,689) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Building Products	$5,253,228	$—	$—	$5,253,228
Chemicals	28,993,190	—	—	28,993,190
Energy Equipment & Services	142,702,558	—	—	142,702,558
Machinery	19,174,610	—	—	19,174,610
Metals & Mining	177,683,405	52,365,622	—	230,049,027
Oil, Gas & Consumable Fuels	416,814,975	14,724,580	—	431,539,555
Paper & Forest Products	17,965,944	—	—	17,965,944
Road & Rail	10,170,411	—	—	10,170,411
Semiconductors & Semiconductor Equipment	10,028,140	—	—	10,028,140
Total Common Stocks	828,786,461	67,090,202	—	895,876,663
Total Short-Term Investments*	172,040,769	—	—	172,040,769
Total Investments	$1,000,827,230	$67,090,202	$—	$1,067,917,432

Collateral for securities loaned (Liability)	$—	$(91,846,193)	$—	$(91,846,193)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,067,917,432
Cash denominated in foreign currencies (c)	2,892
Receivable for:
Fund shares sold	673,709
Dividends and interest	501,398
Prepaid expenses	3,164

Total Assets	1,069,098,595
Liabilities
Collateral for securities loaned	91,846,193
Payables for:
Fund shares redeemed	167,156
Accrued expenses:
Management fees	629,021
Distribution and service fees	27,601
Deferred trustees’ fees	63,842
Other expenses	98,808

Total Liabilities	92,832,621

Net Assets	$976,265,974

Net assets consist of:
Paid in surplus	$1,113,909,015
Undistributed net investment income	4,196,493
Accumulated net realized loss	(18,441,806)
Unrealized depreciation on investments and foreign currency transactions	(123,397,728)

Net Assets	$976,265,974

Net Assets
Class A	$840,972,753
Class B	135,293,221
Capital Shares Outstanding*
Class A	74,303,650
Class B	12,027,290
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,191,315,136.
(b)	Includes securities loaned at value of $89,678,612.
(c)	Identified cost of cash denominated in foreign currencies was $2,919.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$15,200,755
Interest	20,195
Securities lending income	582,931

Total investment income	15,803,881
Expenses
Management fees	9,035,999
Administration fees	27,335
Custodian and accounting fees	132,580
Distribution and service fees—Class B	382,270
Audit and tax services	51,510
Legal	30,014
Trustees’ fees and expenses	34,845
Shareholder reporting	75,924
Insurance	7,305
Miscellaneous	19,625

Total expenses	9,797,407
Less management fee waiver	(124,158)
Less broker commission recapture	(37,275)

Net expenses	9,635,974

Net Investment Income	6,167,907

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(17,198,368)
Foreign currency transactions	(434,678)

Net realized loss	(17,633,046)

Net change in unrealized appreciation (depreciation) on:
Investments	(192,833,632)
Foreign currency transactions	200,733

Net change in unrealized depreciation	(192,632,899)

Net realized and unrealized loss	(210,265,945)

Net Decrease in Net Assets From Operations	$(204,098,038)

(a)	Net of foreign withholding taxes of $254,091.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,167,907	$6,495,823
Net realized gain (loss)	(17,633,046)	22,755,918
Net change in unrealized appreciation (depreciation)	(192,632,899)	92,971,657

Increase (decrease) in net assets from operations	(204,098,038)	122,223,398

From Distributions to Shareholders
Net investment income
Class A	(5,357,330)	(8,129,244)
Class B	(406,516)	(1,089,226)
Net realized capital gains
Class A	(16,643,439)	0
Class B	(2,559,953)	0

Total distributions	(24,967,238)	(9,218,470)

Increase in net assets from capital share transactions	27,679,329	71,526,494

Total increase (decrease) in net assets	(201,385,947)	184,531,422

Net Assets
Beginning of period	1,177,651,921	993,120,499

End of period	$976,265,974	$1,177,651,921

Undistributed net investment income
End of period	$4,196,493	$4,260,240

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	7,104,572	$91,685,348	8,667,519	$109,883,439
Reinvestments	1,531,021	22,000,769	680,841	8,129,244
Redemptions	(6,039,682)	(91,891,949)	(1,759,833)	(23,803,281)

Net increase	2,595,911	$21,794,168	7,588,527	$94,209,402

Class B
Sales	2,502,897	$31,178,841	1,616,477	$20,813,286
Reinvestments	207,446	2,966,469	91,609	1,089,226
Redemptions	(1,931,512)	(28,260,149)	(3,320,396)	(44,585,420)

Net increase (decrease)	778,831	$5,885,161	(1,612,310)	$(22,682,908)

Increase derived from capital shares transactions		$27,679,329		$71,526,494

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.21	$12.91	$13.52	$18.06	$15.05

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.08	0.13	0.04	0.01
Net realized and unrealized gain (loss) on investments	(2.66)	1.34	0.25	(2.56)	4.19

Total from investment operations	(2.58)	1.42	0.38	(2.52)	4.20

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	0.00	(0.24)	(0.08)
Distributions from net realized capital gains	(0.23)	0.00	(0.99)	(1.78)	(1.11)

Total distributions	(0.31)	(0.12)	(0.99)	(2.02)	(1.19)

Net Asset Value, End of Period	$11.32	$14.21	$12.91	$13.52	$18.06

Total Return (%) (b)	(18.63)	11.06	2.80	(16.45)	29.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.82	0.82	0.84
Ratio of net investment income to average net assets (%)	0.56	0.64	0.98	0.25	0.10
Portfolio turnover rate (%)	39	36	23	42	72
Net assets, end of period (in millions)	$841.0	$1,018.8	$828.1	$695.7	$575.6

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.12	$12.83	$13.47	$18.01	$15.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.05	0.09	0.00 (d)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.64)	1.33	0.26	(2.55)	4.15

Total from investment operations	(2.60)	1.38	0.35	(2.55)	4.14

Less Distributions
Distributions from net investment income	(0.04)	(0.09)	0.00	(0.21)	(0.05)
Distributions from net realized capital gains	(0.23)	0.00	(0.99)	(1.78)	(1.11)

Total distributions	(0.27)	(0.09)	(0.99)	(1.99)	(1.16)

Net Asset Value, End of Period	$11.25	$14.12	$12.83	$13.47	$18.01

Total Return (%) (b)	(18.82)	10.76	2.58	(16.67)	29.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.07	1.07	1.09
Net ratio of expenses to average net assets (%) (c)	1.05	1.05	1.07	1.07	1.09
Ratio of net investment income (loss) to average net assets (%)	0.31	0.38	0.72	0.01	(0.09)
Portfolio turnover rate (%)	39	36	23	42	72
Net assets, end of period (in millions)	$135.3	$158.8	$165.1	$153.0	$108.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, return of capital adjustments, passive foreign investment companies (PFICs), broker commission recapture, and re-designation of distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$433,472,095	$0	$439,678,512

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$9,035,999	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $500 million and under $1 billion

An identical agreement was in place for the period January 1, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$6,134,646	$9,218,470	$18,832,592	$—	$24,967,238	$9,218,470

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$4,401,254	$—	$(126,255,713)	$(15,724,515)	$(137,578,974)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the post-enactment accumulated short-term capital losses were $10,107,464 and the post-enactment accumulated long-term capital losses were $5,617,051.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-19

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the

MSF-20

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Van Eck Global Natural Resources Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2014 and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2014. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Index, for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 5.47%, 5.29%, and 5.40%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.97%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy saw widespread improvement on a number of fronts in 2014. Despite one bad quarter, growth appeared to be on the upswing, labor markets continued to improve and the S&P 500 Index gained over 13% on the year. The Federal Reserve (the “Fed”) remained highly accommodative throughout the year, keeping interest rates extremely low, even after completing its quantitative easing (“QE”) program and beginning to discuss an eventual increase in interest rates.

The year began with the first installment of the much anticipated tapering of the Fed’s large-scale QE program. The Fed reduced its monthly asset purchases by $10 billion, bringing the level of new monthly purchases of U.S. Treasuries (“USTs”) and agency mortgage-backed securities (“MBS”) down to $75 billion per month. Throughout the year, the Fed kept to its pre-set tapering schedule, removing another $10 billion at each Fed meeting, until completing the program in October. Under the new leadership of Chair Janet Yellen, the Fed maintained its “data-dependent” strategy of using economic developments to help direct monetary policy. Inflation remained stubbornly low throughout 2014 and was pulled down further late in the year as global energy prices plummeted. The Fed believes that current low inflation is transitory and will move back towards its longer term target of about 2% over the next couple of years. While low inflation gives the Fed more wiggle-room to keep rates low for longer, it can also be troublesome if it portends a descent into actual deflation, a worry that’s currently afflicting Europe and Japan.

After growth of 3.5% during the fourth quarter of 2013, the U.S. economic recovery picked up steam over the course of 2014 despite a shaky start in the first quarter of 2014, when growth fell by 2.1%, due largely to atypically harsh winter weather in a large swath of the U.S. known as the Polar Vortex. Second quarter growth picked up to 4.6% but it was unclear how much of it was due to a one-time rebound effect versus meaningful economic growth. After receiving two upward revisions, third quarter growth was surprisingly strong at 5%, which helped bolster confidence that recent economic strength was genuine and could be sustained. Preliminary growth data for the fourth quarter of 2014, which was not released until the end of January, will likely result in final overall growth for 2014 of about 2.5%.

Americans continued to find work in 2014 as the unemployment rate fell. Nonfarm payrolls averaged 246,000 over the year, up from 194,300 in 2013, and managing to remain above the 200,000-level for every month except January. Meanwhile, the unemployment rate ended the year at 5.6%, down from 6.7% a year earlier. However, good news in the labor market was tempered by lingering concerns. Long-term unemployment remains elevated, the unemployment rate is low in part because a large number of potential workers have removed themselves from the labor market for a variety of reasons, and the quality of many new jobs is not optimal. For example, many people have accepted part-time work even though they would prefer full-time jobs.

The price of crude oil plunged by about 46% over the year as West Texas Intermediate (WTI) crude oil ended the year at $53 per barrel—its lowest level since mid-2009. While this was good news for consumers, the plunge put significant stress on energy producers, a major component of high-yield bond indices, and on oil-exporting emerging market (“EM”) nations. The U.S. dollar gained significant strength over the year (the U.S. Trade-Weighted Dollar Index was up over 10%) while many EM currencies fell, which placed additional stress on EM countries.

U.S. Treasury rates ended the year much lower and the yield curve flattened significantly—neither of which had been anticipated by most market participants going into 2014 given the Fed’s moves, albeit gradual ones, towards monetary policy normalization. Typically, higher yields would have been expected because markets tend to get ahead of themselves, anticipating the actual events, as they did during the “taper tantrums” in 2013. However, it appears that the growing disparity between the apparent strength of the U.S. economy and that of much of the rest of the world was a major factor in pushing yields down as USTs appeared much more attractive than the bonds of other major governments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark over calendar year 2014. Spread sectors ended the year generally wider with spread widening more as quality decreased. Several higher quality sectors, such as agency MBS, slightly tightened.

The Portfolio’s non-agency MBS allocation was the single largest contributor to performance as the sector benefited from price improvement and positive carry, as well as from continued coupon and principal payments. Mortgage default rates fell nationwide. Home prices, as measured by the Case-Shiller Home Price Index, increased at a slower rate than in 2013 but still appreciated by over 4%. We continued to find opportunities in non-agency MBS.

An overweight exposure to high-yield bonds was a large detractor from performance as plummeting oil prices negatively impacted energy-related sectors. This, in turn, contributed to high-yield spreads widening by 101 basis points (“bps”) over the year to end 483 bps over USTs.

While Investment Grade credit spreads widened by 14 bps, the Portfolio’s selection of financial and industrial company bonds aided performance.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Commercial MBS outperformed during the year. The Portfolio’s overweight position, which we increased over the year, contributed to performance. The Portfolio’s underweight allocation to agency MBS slightly detracted from performance. Agency MBS outperformed USTs of similar interest rate risk over the year. We focused on selecting mortgage pools and coupon stacks that avoided the exaggerated risk of government-sponsored mortgage refinancing, thus decreasing the risk of loss of interest income through prepayments.

The Portfolio’s overall tactical exposure to interest rate risk had a small positive impact on performance as rates, especially long rates, ended the year significantly lower. The Portfolio’s overweight to longer-dated rates was especially helpful even though this overweight was scaled back over the second half of the year. At period end, the Portfolio remained overweight to certain spread sectors that have demonstrated strong fundamentals. Importantly, the Fed remains highly accommodative. However, given possible Fed normalization this year, we will continue to be active in adjusting Portfolio interest rate sensitivity.

Derivative positions, in net, which were primarily used to manage interest rate exposure, contributed to Portfolio performance.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Christophe Orndorff

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	5.47	7.30	6.03
Class B	5.29	7.05	5.77
Class E	5.40	7.15	5.87
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
Corporate Bonds & Notes	42.5
Mortgage-Backed Securities	27.4
Foreign Government	8.5
U.S. Treasury & Government Agencies	7.0
Asset-Backed Securities	6.7
Preferred Stocks	0.6
Floating Rate Loans	0.6
Purchased Options	0.1
Municipals	0.1
Common Stocks	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.60%	$1,000.00	$994.80	$3.02
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B(a)	Actual	0.85%	$1,000.00	$994.00	$4.27
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E(a)	Actual	0.75%	$1,000.00	$994.80	$3.77
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—42.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.2%
Alliance Data Systems Corp.
5.375%, 08/01/22 (144A)	840,000	$829,500
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.250%, 02/15/22 (144A) (a)	430,000	433,225
5.625%, 02/15/24 (144A) (a)	430,000	432,150
WPP Finance 2010
5.125%, 09/07/42	240,000	256,633

		1,951,508

Aerospace/Defense—0.1%
Boeing Co. (The)
4.875%, 02/15/20	540,000	608,730
6.000%, 03/15/19	50,000	57,705
Raytheon Co.
3.125%, 10/15/20	30,000	30,984
Triumph Group, Inc.
5.250%, 06/01/22	350,000	349,125
United Technologies Corp.
4.500%, 06/01/42	360,000	391,964

		1,438,508

Agriculture—1.3%
Altria Group, Inc.
4.000%, 01/31/24 (a)	2,650,000	2,762,840
4.750%, 05/05/21	890,000	984,359
5.375%, 01/31/44	490,000	557,776
10.200%, 02/06/39	1,328,000	2,312,235
Lorillard Tobacco Co.
3.750%, 05/20/23	3,000,000	2,971,431
8.125%, 06/23/19	390,000	472,807
Philip Morris International, Inc.
2.500%, 08/22/22	2,910,000	2,843,731
Reynolds American, Inc.
3.250%, 11/01/22	270,000	262,991
4.850%, 09/15/23 (a)	2,960,000	3,186,064

		16,354,234

Airlines—0.3%
Delta Air Lines Pass-Through Trust
6.821%, 02/10/24	528,394	612,938
8.021%, 02/10/24	2,252,439	2,601,567
Northwest Airlines Pass-Through Trust
7.575%, 09/01/20	18,682	21,017
UAL Pass-Through Trust
9.750%, 07/15/18	64,756	71,879
United Airlines Pass Through Trust
4.625%, 03/03/24	840,000	823,200

		4,130,601

Auto Manufacturers—0.2%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.250%, 06/15/21	610,000	675,575

Auto Manufacturers—(Continued)
Ford Motor Co.
4.750%, 01/15/43	1,610,000	1,698,743

		2,374,318

Auto Parts & Equipment—0.1%
Schaeffler Holding Finance B.V.
6.750%, 11/15/22 (144A) (a) (b)	870,000	909,150

Banks—7.0%
Bank of America Corp.
3.300%, 01/11/23	270,000	270,021
4.000%, 04/01/24	1,260,000	1,311,944
4.100%, 07/24/23	1,730,000	1,821,950
4.125%, 01/22/24	880,000	924,136
4.200%, 08/26/24	1,480,000	1,507,713
4.875%, 04/01/44	2,290,000	2,529,960
5.000%, 01/21/44	2,330,000	2,609,192
5.625%, 07/01/20	190,000	216,332
6.250%, 09/29/49 (c)	2,090,000	2,065,833
Barclays Bank plc
10.179%, 06/12/21 (144A)	100,000	134,259
BNP Paribas S.A.
4.250%, 10/15/24 (a)	730,000	737,514
BPCE S.A.
5.150%, 07/21/24 (144A) (a)	420,000	432,798
CIT Group, Inc.
5.000%, 08/01/23 (a)	2,030,000	2,085,825
Citigroup, Inc.
4.050%, 07/30/22	3,470,000	3,590,270
5.300%, 05/06/44	4,460,000	4,886,684
5.350%, 04/29/49 (a) (c)	560,000	516,600
5.500%, 09/13/25	990,000	1,095,440
5.900%, 12/29/49 (a) (c)	320,000	312,000
5.950%, 07/29/49 (c)	590,000	581,150
6.300%, 12/29/49 (c)	850,000	837,250
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.625%, 12/01/23	1,400,000	1,485,000
5.750%, 12/01/43	1,480,000	1,766,325
11.000%, 12/29/49 (144A) (c)	415,000	534,105
Credit Agricole S.A.
8.375%, 10/29/49 (144A) (a) (c)	890,000	1,025,725
Goldman Sachs Capital II
4.000%, 12/29/49 (c)	3,490,000	2,565,150
Goldman Sachs Group, Inc. (The)
4.000%, 03/03/24	3,780,000	3,924,203
5.250%, 07/27/21	1,680,000	1,896,152
6.250%, 02/01/41	210,000	265,470
6.750%, 10/01/37	400,000	502,950
7.500%, 02/15/19	20,000	23,789
HSBC Holdings plc
4.250%, 03/14/24	850,000	884,495
5.250%, 03/14/44	3,400,000	3,808,527
6.375%, 09/17/24 (a) (c)	1,290,000	1,302,900

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
ING Bank NV
5.800%, 09/25/23 (144A)	1,290,000	$1,430,970
Intesa Sanpaolo S.p.A.
5.017%, 06/26/24 (144A)	4,820,000	4,677,882
JPMorgan Chase & Co.
3.375%, 05/01/23	780,000	771,665
3.625%, 05/13/24	6,390,000	6,540,823
4.350%, 08/15/21	160,000	173,868
4.500%, 01/24/22	160,000	174,680
M&T Bank Corp.
6.875%, 12/29/49	2,540,000	2,597,150
Nordea Bank AB
4.875%, 05/13/21 (144A)	950,000	1,029,200
Novo Banco S.A.
5.875%, 11/09/15 (EUR)	1,300,000	1,584,860
Royal Bank of Scotland Group plc
5.125%, 05/28/24	820,000	834,097
6.000%, 12/19/23	460,000	497,903
6.100%, 06/10/23	780,000	845,984
6.125%, 12/15/22	790,000	859,841
7.648%, 08/29/49 (a) (c)	120,000	139,800
Royal Bank of Scotland NV
4.650%, 06/04/18	530,000	549,850
Royal Bank of Scotland plc
13.125%, 03/19/22 (AUD) (c)	1,580,000	1,511,348
Standard Chartered plc
5.700%, 03/26/44 (144A)	4,950,000	5,148,955
State Street Corp.
4.956%, 03/15/18	320,000	346,576
Wachovia Capital Trust III
5.570%, 03/29/49 (a) (c)	1,321,000	1,275,426
Wells Fargo & Co.
3.450%, 02/13/23	680,000	689,176
4.480%, 01/16/24	2,596,000	2,767,868
4.600%, 04/01/21	110,000	122,392
4.650%, 11/04/44 (a)	380,000	392,107
5.375%, 11/02/43	660,000	750,891
5.606%, 01/15/44	2,770,000	3,260,877
Wells Fargo Capital X
5.950%, 12/01/86	600,000	610,500

		88,036,351

Beverages—0.8%
Anheuser-Busch InBev Finance, Inc.
3.700%, 02/01/24 (a)	1,900,000	1,973,656
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	280,000	272,127
5.000%, 04/15/20	260,000	290,699
Constellation Brands, Inc.
4.750%, 11/15/24 (a)	1,260,000	1,275,750
6.000%, 05/01/22	840,000	928,200
Diageo Capital plc
2.625%, 04/29/23	2,000,000	1,944,550
Diageo Investment Corp.
2.875%, 05/11/22	670,000	669,595

Beverages—(Continued)
Molson Coors Brewing Co.
3.500%, 05/01/22 (a)	60,000	60,602
PepsiCo, Inc.
4.000%, 03/05/42	670,000	674,902
Pernod-Ricard S.A.
4.450%, 01/15/22 (144A)	940,000	1,006,437
5.500%, 01/15/42 (144A) (a)	1,130,000	1,314,361

		10,410,879

Biotechnology—0.3%
Amgen, Inc.
3.625%, 05/22/24 (a)	190,000	193,124
Celgene Corp.
3.625%, 05/15/24	250,000	255,282
Gilead Sciences, Inc.
3.700%, 04/01/24	3,060,000	3,209,423

		3,657,829

Building Materials—0.6%
Cemex Finance LLC
9.375%, 10/12/22 (144A)	6,470,000	7,214,050
Hardwoods Acquisition, Inc.
7.500%, 08/01/21 (144A)	700,000	689,500

		7,903,550

Chemicals—0.4%
Alpek S.A.B. de C.V.
4.500%, 11/20/22 (144A) (a)	890,000	896,675
Axiall Corp.
4.875%, 05/15/23 (a)	1,620,000	1,528,875
Braskem Finance, Ltd.
5.375%, 05/02/22 (144A)	1,980,000	1,920,600
Ecolab, Inc.
4.350%, 12/08/21	70,000	76,271
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/20 (a)	40,000	44,457

		4,466,878

Coal—0.6%
Arch Coal, Inc.
7.000%, 06/15/19 (a)	210,000	61,950
9.875%, 06/15/19 (a)	1,110,000	377,400
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.
6.375%, 03/15/24	480,000	446,400
CONSOL Energy, Inc.
5.875%, 04/15/22 (144A)	720,000	669,600
8.250%, 04/01/20 (a)	3,720,000	3,859,500
Murray Energy Corp.
9.500%, 12/05/20 (144A)	1,690,000	1,690,000
Natural Resource Partners L.P. / NRP Finance Corp.
9.125%, 10/01/18 (a)	720,000	698,400

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Coal—(Continued)
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp.
7.375%, 02/01/20 (144A)	340,000	$353,175

		8,156,425

Commercial Services—0.5%
Ashtead Capital, Inc.
5.625%, 10/01/24 (144A) (a)	2,420,000	2,480,500
Interactive Data Corp.
5.875%, 04/15/19 (144A) (a)	540,000	535,950
NES Rentals Holdings, Inc.
7.875%, 05/01/18 (144A)	990,000	999,900
Service Corp. International
7.500%, 04/01/27 (a)	350,000	393,750
7.625%, 10/01/18	125,000	139,425
UBM plc
5.750%, 11/03/20 (144A)	50,000	54,543
WEX, Inc.
4.750%, 02/01/23 (144A)	2,000,000	1,930,000

		6,534,068

Computers—0.2%
Compiler Finance Sub, Inc.
7.000%, 05/01/21 (144A)	2,750,000	2,365,000

Cosmetics/Personal Care—0.0%
First Quality Finance Co., Inc.
4.625%, 05/15/21 (144A)	490,000	448,350

Distribution/Wholesale—0.1%
Rexel S.A.
5.250%, 06/15/20 (144A) (a)	1,400,000	1,410,500

Diversified Financial Services—2.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
3.750%, 05/15/19 (144A)	1,080,000	1,069,200
American Express Co.
6.800%, 09/01/66 (c)	1,650,000	1,728,375
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/19 (144A)	3,050,000	2,501,000
CIMPOR Financial Operations B.V.
5.750%, 07/17/24 (144A)	2,340,000	2,053,116
Ford Motor Credit Co. LLC
3.664%, 09/08/24	720,000	721,439
General Electric Capital Corp.
4.375%, 09/16/20	70,000	76,666
4.625%, 01/07/21	40,000	44,584
6.375%, 11/15/67 (c)	1,850,000	1,984,125
6.875%, 01/10/39	4,391,000	6,211,100
General Motors Financial Co., Inc.
2.750%, 05/15/16	30,000	30,487
4.375%, 09/25/21 (a)	3,340,000	3,486,125
Globe Luxembourg SCA
9.625%, 05/01/18 (144A)	1,500,000	1,162,500

Diversified Financial Services—(Continued)
ILFC E-Capital Trust II
6.250%, 12/21/65 (144A) (c)	330,000	318,450
International Lease Finance Corp.
6.250%, 05/15/19	1,150,000	1,256,375
6.750%, 09/01/16 (144A)	250,000	266,250
8.250%, 12/15/20 (a)	3,150,000	3,795,750
8.750%, 03/15/17	1,550,000	1,716,625
Navient Corp.
5.875%, 10/25/24 (a)	3,150,000	3,000,375
8.000%, 03/25/20	150,000	166,125
TMX Finance LLC / TitleMax Finance Corp.
8.500%, 09/15/18 (144A)	560,000	470,400

		32,059,067

Electric—1.5%
AES Corp.
5.500%, 03/15/24	650,000	659,620
8.000%, 06/01/20	1,000,000	1,142,500
Calpine Corp.
5.875%, 01/15/24 (144A)	874,000	930,810
Centrais Eletricas Brasileiras S.A.
5.750%, 10/27/21 (144A)	1,930,000	1,852,800
Duke Energy Carolinas LLC
5.300%, 02/15/40	980,000	1,213,629
Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust
Escrow (d) (g)	500,000	0
Exelon Corp.
5.625%, 06/15/35	375,000	438,426
FirstEnergy Corp.
4.250%, 03/15/23 (a)	1,910,000	1,970,765
7.375%, 11/15/31	4,200,000	5,083,537
Mirant Mid Atlantic Pass-Through Trust
10.060%, 12/30/28	5,056,588	5,486,398
Pacific Gas & Electric Co.
6.050%, 03/01/34	430,000	547,435

		19,325,920

Electronics—0.2%
Sanmina Corp.
4.375%, 06/01/19 (144A)	2,320,000	2,302,600
Thermo Fisher Scientific, Inc.
3.600%, 08/15/21	200,000	206,534

		2,509,134

Energy-Alternate Sources—0.1%
First Wind Capital LLC
10.250%, 06/01/18 (144A)	610,000	646,600

Engineering & Construction—0.6%
AECOM Technology Corp.
5.875%, 10/15/24 (144A)	1,240,000	1,267,900
Empresas ICA S.A.B. de C.V.
8.875%, 05/29/24 (144A) (a)	1,540,000	1,409,100
8.900%, 02/04/21	1,250,000	1,200,000

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Michael Baker International LLC / CDL Acquisition Co., Inc.
8.250%, 10/15/18 (144A)	980,000	$975,100
OAS Finance, Ltd.
8.000%, 07/02/21 (144A)	2,600,000	832,000
OAS Investments GmbH
8.250%, 10/19/19 (144A)	1,930,000	656,200
Odebrecht Offshore Drilling Finance, Ltd.
6.625%, 10/01/23 (144A)	866,160	775,213

		7,115,513

Entertainment—0.0%
Greektown Holdings LLC / Greektown Mothership Corp.
8.875%, 03/15/19 (144A) (a)	540,000	538,650

Environmental Control—0.1%
Waste Management, Inc.
3.500%, 05/15/24	1,230,000	1,245,455
4.600%, 03/01/21	180,000	199,329
7.375%, 05/15/29	190,000	257,699

		1,702,483

Food—1.3%
Dole Food Co., Inc.
7.250%, 05/01/19 (144A)	850,000	847,875
Hearthside Group Holdings LLC / Hearthside Finance Co.
6.500%, 05/01/22 (144A)	980,000	955,500
HJ Heinz Co.
4.250%, 10/15/20 (a)	1,920,000	1,939,200
Kraft Foods Group, Inc.
3.500%, 06/06/22	690,000	707,051
Kroger Co. (The)
6.900%, 04/15/38	300,000	399,201
Marfrig Holding Europe B.V.
6.875%, 06/24/19 (144A)	2,260,000	2,101,800
8.375%, 05/09/18 (a)	2,200,000	2,167,000
Mondelez International, Inc.
4.000%, 02/01/24 (a)	1,830,000	1,914,669
5.375%, 02/10/20	534,000	604,917
Simmons Foods, Inc.
7.875%, 10/01/21 (144A) (a)	1,280,000	1,257,600
Virgolino de Oliveira Finance S.A.
10.875%, 01/13/20 (144A) (f)	4,470,000	2,015,970
WM Wrigley Jr. Co.
3.375%, 10/21/20 (144A)	1,480,000	1,512,748

		16,423,531

Forest Products & Paper—0.7%
Appvion, Inc.
9.000%, 06/01/20 (144A)	2,060,000	1,411,100
Fibria Overseas Finance, Ltd.
5.250%, 05/12/24	3,720,000	3,695,820

Forest Products & Paper—(Continued)
Klabin Finance S.A.
5.250%, 07/16/24 (144A)	1,980,000	1,910,700
Resolute Forest Products, Inc.
5.875%, 05/15/23	1,250,000	1,187,500
Smurfit Kappa Treasury Funding, Ltd.
7.500%, 11/20/25	275,000	322,437

		8,527,557

Healthcare-Products—0.6%
ConvaTec Finance International S.A.
8.250%, 01/15/19 (144A) (a) (b)	1,280,000	1,299,200
DJO Finance LLC / DJO Finance Corp.
9.750%, 10/15/17	560,000	560,000
9.875%, 04/15/18	2,145,000	2,177,175
Medtronic, Inc.
3.125%, 03/15/22	60,000	60,753
3.500%, 03/15/25 (144A)	2,500,000	2,557,425
4.450%, 03/15/20	340,000	373,034
Teleflex, Inc.
5.250%, 06/15/24 (144A)	320,000	320,000
Universal Hospital Services, Inc.
7.625%, 08/15/20	1,010,000	868,600

		8,216,187

Healthcare-Services—1.1%
Acadia Healthcare Co., Inc.
5.125%, 07/01/22	860,000	847,100
Anthem, Inc.
3.125%, 05/15/22	2,170,000	2,168,694
3.700%, 08/15/21	130,000	135,893
7.000%, 02/15/19	170,000	200,316
Centene Corp.
4.750%, 05/15/22	960,000	962,400
DaVita HealthCare Partners, Inc.
5.125%, 07/15/24 (a)	730,000	744,600
Fresenius Medical Care U.S. Finance, Inc.
6.500%, 09/15/18 (144A) (a)	3,709,000	4,098,445
HCA, Inc.
5.000%, 03/15/24	1,840,000	1,890,600
7.500%, 02/15/22	360,000	411,300
Humana, Inc.
3.150%, 12/01/22	190,000	184,749
UnitedHealth Group, Inc.
2.875%, 03/15/23 (a)	1,700,000	1,689,044
5.800%, 03/15/36	10,000	12,382
6.875%, 02/15/38	10,000	14,033

		13,359,556

Holding Companies-Diversified—0.5%
DH Services Luxembourg S.a.r.l.
7.750%, 12/15/20 (144A)	5,670,000	5,939,325

Home Builders—0.6%
Taylor Morrison Communities, Inc. /Monarch Communities, Inc.
5.250%, 04/15/21 (144A)	1,180,000	1,162,300
7.750%, 04/15/20 (144A)	3,252,000	3,447,120

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
William Lyon Homes, Inc.
7.000%, 08/15/22 (144A)	650,000	$656,500
8.500%, 11/15/20	2,430,000	2,618,325

		7,884,245

Household Products/Wares—0.1%
Century Intermediate Holding Co. 2
9.750%, 02/15/19 (144A) (b)	1,280,000	1,344,000

Insurance—0.1%
American International Group, Inc.
6.250%, 03/15/87	620,000	691,889
Teachers Insurance & Annuity Association of America
6.850%, 12/16/39 (144A)	700,000	956,080

		1,647,969

Internet—0.3%
Cogent Communications Group, Inc.
8.375%, 02/15/18 (144A)	3,480,000	3,636,600

Iron/Steel—0.6%
ArcelorMittal
5.000%, 02/25/17	380,000	395,200
Cliffs Natural Resources, Inc.
4.800%, 10/01/20 (a)	420,000	226,800
5.700%, 01/15/18 (a)	1,130,000	734,500
Ryerson, Inc. / Joseph T Ryerson & Son, Inc.
9.000%, 10/15/17	2,120,000	2,178,300
Steel Dynamics, Inc.
7.625%, 03/15/20	3,710,000	3,867,675

		7,402,475

Leisure Time—0.0%
24 Hour Holdings III LLC
8.000%, 06/01/22 (144A) (a)	360,000	288,000

Lodging—0.6%
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Property
11.000%, 10/01/21 (144A) (a)	670,000	609,700
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21	3,800,000	3,971,000
MGM Resorts International
6.625%, 12/15/21	2,520,000	2,646,000

		7,226,700

Media—2.1%
21st Century Fox America, Inc.
6.200%, 12/15/34	10,000	12,769
6.650%, 11/15/37	70,000	93,468
CCO Holdings LLC / CCO Holdings Capital Corp.
6.500%, 04/30/21 (a)	1,740,000	1,827,000

Media—(Continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
7.000%, 01/15/19	90,000	93,375
CCOH Safari LLC
5.500%, 12/01/22 (a)	330,000	334,950
5.750%, 12/01/24	540,000	546,075
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	230,000	330,658
Comcast Corp.
5.650%, 06/15/35	10,000	12,392
6.500%, 11/15/35	490,000	654,147
6.550%, 07/01/39	390,000	532,632
6.950%, 08/15/37	250,000	352,224
CSC Holdings LLC
5.250%, 06/01/24 (144A)	1,000,000	1,005,000
6.750%, 11/15/21	2,010,000	2,221,050
DISH DBS Corp.
5.000%, 03/15/23 (a)	1,285,000	1,243,237
5.875%, 07/15/22	470,000	481,750
5.875%, 11/15/24 (144A)	2,450,000	2,462,250
6.750%, 06/01/21	75,000	80,625
Gannett Co., Inc.
4.875%, 09/15/21 (144A)	490,000	486,325
NBCUniversal Media LLC
4.375%, 04/01/21	470,000	516,905
Numericable-SFR
6.000%, 05/15/22 (144A)	570,000	573,135
Time Warner Cable, Inc.
4.125%, 02/15/21	10,000	10,702
5.500%, 09/01/41	330,000	383,435
5.875%, 11/15/40	10,000	11,924
6.750%, 06/15/39	170,000	222,238
8.250%, 04/01/19	850,000	1,040,522
8.750%, 02/14/19	80,000	99,028
Time Warner, Inc.
7.625%, 04/15/31	1,300,000	1,812,375
7.700%, 05/01/32	1,410,000	1,992,103
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.500%, 01/15/23 (144A)	3,000,000	3,135,000
Univision Communications, Inc.
6.875%, 05/15/19 (144A)	680,000	708,050
7.875%, 11/01/20 (144A)	2,700,000	2,875,500
Viacom, Inc.
4.250%, 09/01/23	600,000	618,660

		26,769,504

Mining—1.5%
Barminco Finance Pty, Ltd.
9.000%, 06/01/18 (144A) (a)	630,000	573,300
Barrick Gold Corp.
3.850%, 04/01/22 (a)	280,000	269,456
4.100%, 05/01/23 (a)	1,200,000	1,167,838
6.950%, 04/01/19	380,000	432,710
Barrick North America Finance LLC
4.400%, 05/30/21	400,000	403,901

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
BHP Billiton Finance USA, Ltd.
3.250%, 11/21/21	590,000	$609,331
5.000%, 09/30/43	750,000	850,141
FMG Resources (August 2006) Pty, Ltd.
6.000%, 04/01/17 (144A) (a)	1,620,000	1,549,125
6.875%, 04/01/22 (144A) (a)	2,320,000	1,931,400
8.250%, 11/01/19 (144A) (a)	3,000,000	2,730,000
Freeport-McMoRan, Inc.
3.550%, 03/01/22	545,000	515,085
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/18 (144A) (e) (f)	1,000,000	150,000
Mirabela Nickel, Ltd.
1.000%, 09/10/44 (g)	3,418	0
Rio Tinto Finance USA plc
2.250%, 12/14/18	240,000	240,484
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/15	10,000	10,080
3.500%, 11/02/20	100,000	103,757
4.125%, 05/20/21	130,000	136,705
St Barbara, Ltd.
8.875%, 04/15/18 (144A) (a)	560,000	448,000
Thompson Creek Metals Co., Inc.
9.750%, 12/01/17 (a)	2,060,000	2,142,400
Vedanta Resources plc
6.750%, 06/07/16 (144A) (a)	2,960,000	3,056,200
8.250%, 06/07/21 (a)	1,120,000	1,108,800

		18,428,713

Miscellaneous Manufacturing—0.3%
Eaton Corp.
2.750%, 11/02/22	3,510,000	3,448,214
General Electric Co.
4.500%, 03/11/44	380,000	417,704

		3,865,918

Oil & Gas—5.2%
Anadarko Finance Co.
7.500%, 05/01/31	80,000	105,207
Antero Resources Corp.
5.125%, 12/01/22 (144A) (a)	1,200,000	1,131,000
Apache Corp.
3.250%, 04/15/22	774,000	760,475
Blue Racer Midstream LLC / Blue Racer Finance Corp.
6.125%, 11/15/22 (144A) (a)	1,310,000	1,264,150
BP Capital Markets plc
3.245%, 05/06/22	390,000	383,385
3.561%, 11/01/21 (a)	100,000	102,169
California Resources Corp.
6.000%, 11/15/24 (144A) (a)	1,040,000	878,800
Calumet Specialty Products Partners L.P. / Calumet Finance Corp.
7.625%, 01/15/22	780,000	721,500
9.625%, 08/01/20 (a)	1,155,000	1,201,200
Carrizo Oil & Gas, Inc.
7.500%, 09/15/20	2,100,000	2,016,000

Oil & Gas—(Continued)
Chesapeake Energy Corp.
5.750%, 03/15/23 (a)	3,300,000	3,399,000
Cimarex Energy Co.
4.375%, 06/01/24	710,000	678,050
Concho Resources, Inc.
6.500%, 01/15/22	1,400,000	1,463,000
ConocoPhillips Holding Co.
6.950%, 04/15/29	495,000	659,431
Continental Resources, Inc.
7.125%, 04/01/21	1,090,000	1,171,750
Devon Energy Corp.
3.250%, 05/15/22 (a)	280,000	275,060
Devon Financing Corp. LLC
7.875%, 09/30/31	140,000	190,981
Ecopetrol S.A.
5.875%, 09/18/23 (a)	441,000	466,909
5.875%, 05/28/45	950,000	878,750
EXCO Resources, Inc.
7.500%, 09/15/18	630,000	481,556
Gulfport Energy Corp.
7.750%, 11/01/20 (144A) (a)	290,000	283,475
Halcon Resources Corp.
8.875%, 05/15/21 (a)	4,240,000	3,190,600
Hercules Offshore, Inc.
6.750%, 04/01/22 (144A) (a)	530,000	227,900
7.500%, 10/01/21 (144A)	140,000	61,600
Hess Corp.
8.125%, 02/15/19	90,000	107,081
KCA Deutag UK Finance plc
7.250%, 05/15/21 (144A)	1,430,000	1,011,725
Kerr-McGee Corp.
6.950%, 07/01/24	360,000	439,998
7.875%, 09/15/31	405,000	553,674
Kodiak Oil & Gas Corp.
8.125%, 12/01/19	3,250,000	3,306,875
Linn Energy LLC / Linn Energy Finance Corp.
6.500%, 05/15/19 (a)	1,380,000	1,179,900
Magnum Hunter Resources Corp.
9.750%, 05/15/20	1,740,000	1,374,600
MEG Energy Corp.
6.375%, 01/30/23 (144A) (a)	3,600,000	3,213,000
6.500%, 03/15/21 (144A)	290,000	264,625
Murphy Oil USA, Inc.
6.000%, 08/15/23	1,150,000	1,201,750
Occidental Petroleum Corp.
2.700%, 02/15/23	510,000	484,742
3.125%, 02/15/22	110,000	108,726
Pacific Drilling V, Ltd.
7.250%, 12/01/17 (144A)	2,000,000	1,800,000
Pacific Rubiales Energy Corp.
5.375%, 01/26/19 (144A) (a)	1,660,000	1,430,090
Parker Drilling Co.
6.750%, 07/15/22 (a)	830,000	622,500
Parsley Energy LLC / Parsley Finance Corp.
7.500%, 02/15/22 (144A) (a)	1,000,000	947,500

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petrobras International Finance Co. S.A.
5.375%, 01/27/21	6,020,000	$5,577,952
5.750%, 01/20/20	513,000	495,409
Puma International Financing S.A.
6.750%, 02/01/21 (144A)	2,050,000	1,986,450
QEP Resources, Inc.
5.250%, 05/01/23	2,650,000	2,477,750
6.875%, 03/01/21 (a)	2,130,000	2,183,250
Quicksilver Resources, Inc.
11.000%, 07/01/21 (a)	1,140,000	285,000
Range Resources Corp.
5.000%, 08/15/22 (a)	870,000	870,000
Reliance Holdings USA, Inc.
5.400%, 02/14/22	1,860,000	2,014,953
Rice Energy, Inc.
6.250%, 05/01/22 (144A) (a)	1,120,000	1,041,600
Samson Investment Co.
9.750%, 02/15/20 (a)	3,750,000	1,553,906
Sanchez Energy Corp.
6.125%, 01/15/23 (144A)	2,610,000	2,192,400
7.750%, 06/15/21 (a)	1,500,000	1,395,000
SandRidge Energy, Inc.
7.500%, 02/15/23 (a)	200,000	126,000
Sidewinder Drilling, Inc.
9.750%, 11/15/19 (144A)	2,000,000	1,115,000
Sinopec Group Overseas Development, Ltd.
2.750%, 05/17/17 (144A)	690,000	702,261
Teine Energy, Ltd.
6.875%, 09/30/22 (144A)	390,000	300,300
Transocean, Inc.
6.375%, 12/15/21	60,000	55,347
Ultra Petroleum Corp.
5.750%, 12/15/18 (144A)	780,000	719,550

		65,130,862

Oil & Gas Services—0.8%
Baker Hughes, Inc.
3.200%, 08/15/21	480,000	484,305
CGG S.A.
6.500%, 06/01/21 (a)	2,840,000	2,158,400
7.750%, 05/15/17	187,000	160,820
Exterran Holdings, Inc.
7.250%, 12/01/18	1,780,000	1,744,400
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.500%, 11/15/20	163,000	176,443
FTS International, Inc.
6.250%, 05/01/22 (144A)	1,770,000	1,292,100
Gulfmark Offshore, Inc.
6.375%, 03/15/22	2,080,000	1,549,600
Hiland Partners L.P. / Hiland Partner Finance Corp.
7.250%, 10/01/20 (144A)	520,000	494,000
Key Energy Services, Inc.
6.750%, 03/01/21	2,150,000	1,333,000

Oil & Gas Services—(Continued)
SESI LLC
7.125%, 12/15/21	1,050,000	1,008,000

		10,401,068

Packaging & Containers—0.7%
Ardagh Finance Holdings S.A.
8.625%, 06/15/19 (144A) (a) (b)	751,567	740,294
Ardagh Packaging Finance plc
9.125%, 10/15/20 (144A)	1,845,000	1,964,925
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc.
9.125%, 10/15/20 (144A)	540,000	572,400
Ball Corp.
5.750%, 05/15/21 (a)	930,000	974,175
Pactiv LLC
8.375%, 04/15/27	2,050,000	2,060,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.875%, 02/15/21	480,000	501,000
9.000%, 04/15/19	1,710,000	1,769,850
Rock Tenn Co.
3.500%, 03/01/20	230,000	233,400
4.000%, 03/01/23	210,000	213,938

		9,030,232

Pharmaceuticals—0.4%
AbbVie, Inc.
2.900%, 11/06/22	590,000	580,871
GlaxoSmithKline Capital plc
2.850%, 05/08/22	590,000	590,032
JLL/Delta Dutch Newco B.V.
7.500%, 02/01/22 (144A) (a)	830,000	842,450
Lantheus Medical Imaging, Inc.
9.750%, 05/15/17 (a)	2,510,000	2,409,600
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	50,000	51,236
Wyeth LLC
5.950%, 04/01/37	290,000	371,971
Zoetis, Inc.
3.250%, 02/01/23	240,000	236,742

		5,082,902

Pipelines—1.6%
Access Midstream Partners L.P. / ACMP Finance Corp.
4.875%, 05/15/23	3,400,000	3,451,000
Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp.
5.875%, 08/01/23	3,290,000	3,257,100
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	190,000	249,847
Kinder Morgan, Inc.
5.625%, 11/15/23 (144A)	3,180,000	3,403,955
7.800%, 08/01/31	67,000	81,581

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
4.875%, 12/01/24 (a)	3,040,000	$2,971,600
6.250%, 06/15/22	970,000	1,003,950
6.500%, 08/15/21 (a)	910,000	937,300
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.000%, 10/01/22	570,000	538,650
5.875%, 03/01/22 (a)	1,200,000	1,197,000
6.500%, 07/15/21 (a)	360,000	367,200
Sabine Pass Liquefaction LLC
5.625%, 02/01/21	820,000	805,650
Southern Natural Gas Co. LLC
5.900%, 04/01/17 (144A)	10,000	10,752
8.000%, 03/01/32	25,000	32,389
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.250%, 11/15/23	410,000	373,100
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.250%, 10/15/22 (144A)	670,000	668,325
Williams Cos., Inc. (The)
7.500%, 01/15/31	45,000	47,747
7.750%, 06/15/31	14,000	14,993
7.875%, 09/01/21	436,000	503,656
8.750%, 03/15/32	255,000	297,602

		20,213,397

Real Estate—0.4%
Country Garden Holdings Co., Ltd.
11.125%, 02/23/18 (a)	324,000	343,605
Howard Hughes Corp. (The)
6.875%, 10/01/21 (144A)	1,350,000	1,397,250
Yuzhou Properties Co., Ltd.
8.750%, 10/04/18	3,100,000	3,030,250

		4,771,105

Real Estate Investment Trusts—0.3%
CTR Partnership L.P. / CareTrust Capital Corp.
5.875%, 06/01/21	2,410,000	2,440,125
Geo Group, Inc. (The)
5.875%, 10/15/24	870,000	880,875

		3,321,000

Retail—1.0%
BC ULC / New Red Finance, Inc.
6.000%, 04/01/22 (144A)	1,960,000	2,009,000
CST Brands, Inc.
5.000%, 05/01/23 (a)	340,000	343,400
CVS Health Corp.
2.750%, 12/01/22	2,490,000	2,425,215
CVS Pass-Through Trust
6.943%, 01/10/30	721,145	874,388
Dufry Finance SCA
5.500%, 10/15/20 (144A)	2,130,000	2,215,647

Retail—(Continued)
First Cash Financial Services, Inc.
6.750%, 04/01/21	370,000	384,800
Group 1 Automotive, Inc.
5.000%, 06/01/22 (144A)	610,000	596,275
Guitar Center, Inc.
9.625%, 04/15/20 (144A) (a)	1,940,000	1,261,000
L Brands, Inc.
6.950%, 03/01/33	60,000	62,700
Neiman Marcus Group, Ltd. LLC
8.750%, 10/15/21 (144A) (b)	1,250,000	1,325,000
Suburban Propane Partners L.P. / Suburban Energy Finance Corp.
5.500%, 06/01/24	1,570,000	1,515,050

		13,012,475

Software—0.5%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	3,130,000	3,286,500
6.125%, 09/15/23 (144A) (a)	580,000	624,950
First Data Corp.
8.250%, 01/15/21 (144A)	1,070,000	1,144,900
11.750%, 08/15/21	650,000	745,875

		5,802,225

Telecommunications—3.0%
AT&T, Inc.
4.350%, 06/15/45	1,250,000	1,178,443
4.450%, 05/15/21	300,000	322,324
CenturyLink, Inc.
6.750%, 12/01/23 (a)	1,290,000	1,412,550
Hughes Satellite Systems Corp.
7.625%, 06/15/21	1,500,000	1,650,000
Intelsat Jackson Holdings S.A.
7.500%, 04/01/21	1,000,000	1,070,000
Level 3 Financing, Inc.
6.125%, 01/15/21	1,380,000	1,428,300
Rogers Communications, Inc.
6.800%, 08/15/18	280,000	323,160
Sprint Capital Corp.
6.875%, 11/15/28	5,290,000	4,655,200
8.750%, 03/15/32	2,520,000	2,438,100
Sprint Corp.
7.125%, 06/15/24	410,000	381,300
7.875%, 09/15/23	2,750,000	2,714,800
T-Mobile USA, Inc.
6.000%, 03/01/23	1,200,000	1,203,000
6.125%, 01/15/22	880,000	893,200
6.633%, 04/28/21	1,000,000	1,026,250
Telecom Italia Capital S.A.
7.175%, 06/18/19 (a)	40,000	45,800
Telefonica Emisiones S.A.U.
5.134%, 04/27/20	140,000	154,981
5.877%, 07/15/19 (a)	140,000	159,330

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
2.450%, 11/01/22	390,000	$365,921
3.500%, 11/01/24	560,000	550,199
4.150%, 03/15/24	90,000	93,171
4.862%, 08/21/46 (144A)	1,709,000	1,755,531
5.150%, 09/15/23	4,880,000	5,388,657
6.400%, 09/15/33	2,166,000	2,668,042
6.550%, 09/15/43	559,000	716,162
West Corp.
5.375%, 07/15/22 (144A)	3,070,000	2,939,525
Windstream Corp.
7.500%, 04/01/23	2,000,000	1,990,000

		37,523,946

Transportation—0.5%
CMA CGM S.A.
8.500%, 04/15/17 (144A) (a)	1,500,000	1,526,250
Dynagas LNG Partners L.P. / Dynagas Finance, Inc.
6.250%, 10/30/19	200,000	186,000
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	2,080,000	2,059,200
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc.
8.125%, 11/15/21 (144A)	980,000	955,500
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	1,280,000	1,267,200
XPO Logistics, Inc.
7.875%, 09/01/19 (144A)	700,000	731,500

		6,725,650

Trucking & Leasing—0.0%
Jurassic Holdings III, Inc.
6.875%, 02/15/21 (144A)	550,000	511,500

Total Corporate Bonds & Notes (Cost $553,455,922)		536,932,158

Mortgage-Backed Securities—27.4%

Collateralized Mortgage Obligations—16.8%
American Home Mortgage Assets Trust
0.360%, 12/25/46 (c)	4,307,722	3,012,032
American Home Mortgage Investment Trust
0.390%, 06/25/45 (c)	861,821	800,379
0.750%, 11/25/45 (c)	793,774	683,034
Banc of America Funding Trust
0.336%, 05/20/36 (c)	561,324	541,486
Banc of America Mortgage Trust
2.616%, 12/25/34 (c)	12,429	12,123
2.691%, 09/25/35 (c)	211,203	194,091
BCAP LLC
2.895%, 05/26/47 (144A) (c)	8,449,399	5,693,062
Bear Stearns Asset Backed Securities I Trust
0.400%, 04/25/36 (c)	1,085,063	972,035
32.849%, 07/25/36 (c)	1,044,716	1,597,506

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc.
0.548%, 12/25/35 (c)	2,541,065	2,219,209
CitiMortgage Alternative Loan Trust
34.653%, 07/25/37 (c)	2,489,391	4,355,783
Countrywide Alternative Loan Trust
0.396%, 07/20/35 (c)	2,749,492	2,393,617
0.440%, 01/25/36 (c)	371,588	330,234
5.500%, 10/25/33	14,897	15,194
5.500%, 02/25/35	3,736,322	3,679,298
5.750%, 01/25/37	4,430,287	3,759,865
6.000%, 01/25/37	4,882,074	4,404,192
16.567%, 06/25/35 (c)	3,341,644	4,034,183
22.292%, 02/25/36 (c)	3,132,047	4,273,942
27.922%, 07/25/36 (c)	5,242,085	8,690,396
37.983%, 08/25/37 (c)	5,074,889	9,273,071
Countrywide Alternative Loan Trust Resecuritization
6.000%, 08/25/37	10,881,868	8,693,717
Countrywide Home Loan Mortgage Pass-Through Trust
2.389%, 11/25/34 (c)	146,838	124,646
Countrywide Home Loan Reperforming Loan REMIC Trust
0.530%, 03/25/35 (144A) (c)	911,558	813,412
0.590%, 11/25/34 (144A) (c)	118,019	103,708
Credit Suisse Mortgage Backed Trust
29.593%, 02/25/36 (c)	3,118,906	4,579,836
CSMC Trust
0.352%, 06/27/46 (144A) (c)	5,151,456	4,893,857
2.403%, 01/27/36 (144A) (c)	4,480,000	4,549,175
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.810%, 08/25/35 (c)	73,080	58,079
DSLA Mortgage Loan Trust
0.374%, 03/19/45 (c)	243,824	215,893
1.033%, 03/19/46 (c)	1,868,951	1,428,960
Fannie Mae Connecticut Avenue Securities
3.170%, 07/25/24 (c)	8,670,000	7,832,062
5.420%, 10/25/23 (c)	2,780,000	3,006,542
Freddie Mac Structured Agency Credit Risk Debt Notes
4.670%, 02/25/24 (c)	2,210,000	2,186,262
4.920%, 10/25/24 (c)	2,460,000	2,430,005
GreenPoint MTA Trust
0.610%, 06/25/45 (c)	2,163,913	1,884,386
GSMPS Mortgage Loan Trust
0.520%, 09/25/35 (144A) (c)	4,421,463	3,770,862
0.570%, 04/25/36 (144A) (c)	1,170,305	986,557
GSR Mortgage Loan Trust
2.767%, 10/25/35 (c)	532,344	471,166
HarborView Mortgage Loan Trust
0.414%, 01/19/36 (c)	1,372,484	944,358
0.964%, 11/19/34 (c)	2,695,904	2,241,553
1.170%, 10/25/37 (c)	2,364,165	2,072,418
Impac Secured Assets CMN Owner Trust
0.490%, 03/25/36 (c)	1,288,351	933,932

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Impac Secured Assets Trust
0.520%, 08/25/36 (c)	136,279	$133,764
IndyMac INDX Mortgage Loan Trust
0.890%, 01/25/35 (c)	1,493,994	1,177,599
2.490%, 03/25/35 (c)	842,381	825,082
4.351%, 08/25/37 (c)	2,354,282	1,975,695
JP Morgan Resecuritization Trust
0.379%, 07/27/46 (144A) (c)	7,344,713	7,003,693
JPMorgan Mortgage Trust
6.500%, 01/25/36	154,569	133,194
Lehman Mortgage Trust
6.461%, 02/25/37 (c) (h)	10,715,542	2,915,528
Lehman XS Trust
0.330%, 03/25/47 (c)	4,343,462	3,308,415
0.370%, 08/25/46 (c)	3,876,564	3,225,216
Luminent Mortgage Trust
0.360%, 05/25/46 (c)	1,658,252	1,289,639
MASTR Adjustable Rate Mortgages Trust
2.564%, 11/25/35 (144A) (c)	94,114	68,679
MASTR Seasoned Securitization Trust
3.277%, 10/25/32 (c)	272,656	267,134
Merrill Lynch Mortgage Investors Trust
2.430%, 08/25/33 (c)	1,324,905	1,222,867
2.581%, 05/25/34 (c)	175,886	175,264
Morgan Stanley Mortgage Loan Trust
0.490%, 01/25/35 (c)	1,691,730	1,607,526
Nomura Resecuritization Trust
2.414%, 08/26/34 (144A) (c)	3,321,513	2,749,841
NovaStar Mortgage Funding Trust
0.360%, 09/25/46 (c)	1,365,212	1,159,148
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
0.740%, 02/25/35 (c)	5,000,000	4,779,395
Prime Mortgage Trust
5.500%, 05/25/35 (144A)	2,046,780	2,126,995
6.000%, 05/25/35 (144A)	3,405,268	3,437,291
RBSGC Mortgage Loan Trust
0.620%, 01/25/37 (c)	1,380,172	956,873
Residential Accredit Loans, Inc. Trust
0.350%, 12/25/36 (c)	3,089,726	2,364,830
0.360%, 05/25/47 (c)	2,134,687	1,751,270
0.370%, 05/25/47 (c)	4,168,647	3,423,306
0.380%, 04/25/46 (c)	2,102,898	1,056,683
0.430%, 04/25/46 (c)	1,091,118	556,989
0.500%, 04/25/46 (c)	1,527,190	796,616
1.406%, 11/25/37 (c)	6,887,925	4,380,858
Residential Asset Securitization Trust
5.750%, 02/25/36	3,978,123	3,753,705
6.381%, 12/25/36 (c) (h)	16,779,054	4,403,378
Sequoia Mortgage Trust
1.003%, 06/20/33 (c)	206,332	200,475
Structured Adjustable Rate Mortgage Loan Trust
0.815%, 04/25/35 (c)	5,197,221	4,425,246
1.656%, 09/25/37 (c)	5,983,888	5,437,751
2.373%, 01/25/35 (c)	1,050,040	1,042,466
2.633%, 09/25/35 (c)	1,254,719	1,066,670

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments II Trust
0.380%, 05/25/46 (c)	319,225	232,934
0.450%, 02/25/36 (c)	6,164,901	4,940,330
2.520%, 08/25/35 (c)	159,452	157,679
Structured Asset Securities Corp. Trust
0.520%, 03/25/35 (c)	3,866,344	3,054,249
WaMu Mortgage Pass-Through Certificates Trust 0.440%, 12/25/45 (c)	1,097,234	1,046,892
0.460%, 07/25/45 (c)	31,689	29,593
0.460%, 10/25/45 (c)	1,010,661	926,094
0.923%, 07/25/47 (c)	266,278	102,437
1.913%, 03/25/47 (c)	4,573,114	3,693,247
2.060%, 09/25/36 (c)	1,486,357	1,317,843
2.426%, 10/25/34 (c)	1,356,364	1,349,972
6.511%, 04/25/37 (c) (h)	16,813,926	4,373,924
Wells Fargo Mortgage Backed Securities Trust 2.592%, 06/25/35 (c)	108,946	109,623
2.600%, 04/25/36 (c)	188,228	183,956
2.605%, 10/25/35 (c)	140,026	140,502

		212,014,474

Commercial Mortgage-Backed Securities—10.6%
Americold 2010 LLC Trust
4.954%, 01/14/29 (144A)	500,000	548,924
BAMLL Mezzanine Securities Trust
8.644%, 12/15/19 (144A) (c)	5,700,000	5,685,750
Bear Stearns Commercial Mortgage Securities Trust
6.151%, 06/11/50 (c)	1,040,000	1,014,153
BLCP Hotel Trust
5.889%, 08/15/29 (144A) (c)	12,000,000	11,920,961
Carefree Portfolio Trust
6.137%, 11/15/19 (144A) (c)	1,000,000	1,000,006
7.883%, 11/15/29 (144A) (c)	6,000,000	5,999,948
CD Mortgage Trust
5.346%, 01/15/46 (c)	100,000	104,028
Citigroup Commercial Mortgage Trust
6.142%, 12/10/49 (c)	2,970,000	2,989,056
COBALT CMBS Commercial Mortgage Trust
5.766%, 05/15/46 (c)	3,260,000	3,358,882
Commercial Mortgage Pass-Through Certificates
5.085%, 10/10/46 (c)	70,000	75,678
5.377%, 12/10/46	3,309,000	3,368,870
Credit Suisse Commercial Mortgage Trust
5.373%, 12/15/39	1,360,209	1,311,508
5.607%, 01/15/49 (c)	950,000	957,945
5.806%, 06/15/38 (c)	3,160,000	3,201,690
Credit Suisse European Mortgage
7.165%, 07/20/22 (144A) (EUR)	2,116,000	2,560,466
CSMC Trust
3.993%, 09/15/38 (144A) (c)	6,600,000	6,600,264
4.373%, 09/15/37 (144A)	1,620,000	1,496,384
DBUBS Mortgage Trust
3.750%, 08/10/44 (144A)	5,180,000	3,222,530

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
FREMF Mortgage Trust
3.420%, 06/25/21 (144A) (c)	6,389,179	$6,390,284
4.156%, 09/25/22 (144A) (c)	6,900,241	6,904,773
GMAC Commercial Mortgage Securities, Inc.
5.349%, 11/10/45 (c)	2,210,000	2,156,027
GS Mortgage Securities Corp. II
4.271%, 11/10/46	620,000	679,598
GS Mortgage Securities Trust
5.553%, 04/10/38 (c)	1,270,000	1,273,614
5.622%, 11/10/39	1,175,143	1,205,309
Hyatt Hotel Portfolio Trust
6.386%, 11/15/19 (144A) (c)	6,100,000	6,095,045
JP Morgan Chase Commercial Mortgage Securities Trust
3.461%, 08/15/27 (144A) (c)	920,000	915,119
4.061%, 08/15/27 (144A) (c)	1,280,000	1,267,221
6.386%, 10/15/29 (144A) (c)	4,900,000	4,910,328
JPMBB Commercial Mortgage Securities Trust
3.928%, 11/15/47 (144A) (c)	1,520,000	1,333,110
JPMorgan Chase Commercial Mortgage Securities Trust
3.761%, 06/15/29 (144A) (c)	3,540,000	3,494,285
5.386%, 05/15/47 (c)	2,280,000	1,979,927
5.411%, 05/15/47	2,360,000	1,994,200
5.502%, 06/12/47 (c)	3,120,000	3,112,300
6.389%, 06/15/29 (c)	1,805,000	1,806,173
LB-UBS Commercial Mortgage Trust
6.125%, 07/15/40 (c)	257,000	264,383
6.248%, 09/15/45 (c)	1,100,000	1,063,583
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (c)	1,318,000	1,280,892
5.882%, 08/12/49 (c)	235,000	256,313
6.193%, 09/12/49 (c)	3,473,000	3,403,540
6.217%, 09/12/49 (c)	5,780,000	5,665,776
Morgan Stanley Bank of America Merrill Lynch Trust
2.918%, 02/15/46	260,000	260,010
3.456%, 05/15/46	510,000	520,025
Morgan Stanley Capital I Trust
5.399%, 12/15/43	3,561,053	3,264,784
5.908%, 06/11/49 (c)	1,680,000	1,644,426
PFP III, Ltd.
4.261%, 06/14/31 (144A) (c)	1,280,000	1,282,167
UBS-Barclays Commercial Mortgage Trust
4.890%, 05/10/63 (144A) (c)	1,640,000	1,076,545
5.000%, 05/10/63 (144A) (c)	2,890,000	1,014,679
Wachovia Bank Commercial Mortgage Trust
0.362%, 12/15/43 (144A) (c)	646,000	618,659
5.413%, 12/15/43 (c)	2,393,290	2,438,590
5.549%, 01/15/45 (144A) (c)	6,466,500	6,006,143
5.825%, 07/15/45 (c)	1,720,000	1,740,146
WF-RBS Commercial Mortgage Trust
3.909%, 09/15/57 (144A) (c)	1,520,000	1,329,345

		134,064,362

Total Mortgage-Backed Securities (Cost $340,030,004)		346,078,836

Foreign Government—8.5%
Security Description	Principal Amount*	Value

Regional Government—0.2%
Japan Finance Organization for Municipalities
4.000%, 01/13/21	1,900,000	2,098,303

Sovereign—8.3%
Argentina Boden Bond
7.000%, 10/03/15	6,065,000	5,882,376
Brazil Notas do Tesouro Nacional
10.000%, 01/01/17 (BRL)	68,271,000	23,219,710
Hungary Government International Bonds
5.750%, 11/22/23	2,424,000	2,684,580
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	280,000	275,800
3.750%, 04/25/22	430,000	423,550
4.875%, 05/05/21	400,000	422,500
5.875%, 03/13/20	300,000	332,250
5.875%, 01/15/24 (144A)	887,000	1,002,310
Japan Bank for International Cooperation
2.875%, 02/02/15	1,580,000	1,582,841
Mexican Bonos
6.500%, 06/09/22 (MXN)	540,143,700	38,385,340
8.000%, 06/11/20 (MXN)	90,954,000	6,938,661
Portugal Government International Bond
5.125%, 10/15/24 (144A)	14,000,000	14,707,252
South Africa Government International Bond
5.875%, 09/16/25	2,310,000	2,601,637
Turkey Government International Bond
6.250%, 09/26/22	4,810,000	5,489,412
Venezuela Government International Bond
7.750%, 10/13/19	1,840,000	816,960

		104,765,179

Total Foreign Government (Cost $122,341,974)		106,863,482

U.S. Treasury & Government Agencies—7.0%

Agency Sponsored Mortgage - Backed—6.2%
Fannie Mae 15 Yr. Pool
3.500%, TBA (i)	2,500,000	2,641,016
5.500%, 12/01/16	4,913	5,187
6.500%, 03/01/16	236	237
6.500%, 09/01/16	3,537	3,621
6.500%, 12/01/16	5,326	5,507
6.500%, 01/01/17	3,823	3,971
Fannie Mae 20 Yr. Pool
4.500%, 04/01/31	254,605	277,969
4.500%, 05/01/31	755,284	824,819
4.500%, 06/01/31	264,351	288,666
8.500%, 08/01/19	15,800	17,010
Fannie Mae 30 Yr. Pool
2.500%, 10/01/42	1,043,301	1,020,057
3.500%, TBA (i)	1,500,000	1,563,633
4.000%, TBA (i)	14,400,000	15,368,456
4.500%, 10/01/41	1,291,411	1,403,709
4.500%, TBA (i)	7,700,000	8,358,110

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 01/01/39	22,490	$25,110
5.000%, 08/01/39	56,526	63,199
5.000%, 11/01/39	14,973	16,741
5.000%, 12/01/39	42,487	47,526
5.000%, 05/01/40	72,583	80,156
5.000%, 07/01/40	65,804	73,556
5.000%, 11/01/40	2,001,687	2,235,078
5.000%, 01/01/41	76,377	85,436
5.000%, 02/01/41	89,205	99,373
5.000%, 04/01/41	201,389	225,259
5.000%, 05/01/41	4,450,276	4,973,858
5.000%, 06/01/41	422,955	473,115
6.000%, 04/01/32	80,325	91,635
6.500%, 08/01/31	1,398	1,592
6.500%, 10/01/31	2,122	2,416
6.500%, 03/01/32	14,303	16,289
6.500%, 06/01/37	49,354	56,206
7.000%, 05/01/26	1,837	2,038
7.000%, 07/01/30	297	307
7.000%, 01/01/31	445	507
7.000%, 09/01/31	5,890	6,764
7.000%, 10/01/31	3,613	4,204
7.000%, 11/01/31	47,607	55,329
7.000%, 01/01/32	6,253	6,467
7.000%, 02/01/32	4,918	5,150
7.500%, 12/01/29	526	541
7.500%, 02/01/30	369	375
7.500%, 06/01/30	742	748
7.500%, 08/01/30	95	98
7.500%, 09/01/30	927	1,044
7.500%, 11/01/30	11,184	11,966
7.500%, 02/01/31	4,886	5,185
8.000%, 08/01/27	1,480	1,689
8.000%, 07/01/30	1,064	1,230
8.000%, 09/01/30	821	905
8.000%, 01/01/31	4,272	4,288
Fannie Mae Pool
3.500%, 08/01/42	1,329,396	1,387,597
3.500%, 12/01/42	704,835	736,765
3.500%, 05/01/43	183,162	191,489
4.000%, 10/01/42	354,402	382,289
5.000%, 05/01/40	80,480	89,967
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (j)	256,592	234,035
0.520%, 05/25/34 (c)	233,632	234,399
6.361%, 12/25/40 (c) (h)	1,583,605	244,440
6.361%, 01/25/41 (c) (h)	1,048,300	186,373
6.381%, 10/25/41 (c) (h)	3,283,625	563,138
9.750%, 11/25/18	359,194	399,665
9.750%, 08/25/19	121,431	134,549
Freddie Mac 15 Yr. Gold Pool
7.000%, 02/01/15	280	280
7.000%, 05/01/16	3,994	4,031
Freddie Mac 30 Yr. Gold Pool
3.500%, TBA (i)	900,000	935,789

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 12/01/34	19,763	21,893
5.000%, 11/01/41	1,473,096	1,630,721
6.000%, 12/01/36	1,942	2,194
6.000%, 02/01/37	61,598	69,767
6.500%, 09/01/31	9,933	11,285
7.000%, 03/01/39	293,366	331,613
Freddie Mac 30 Yr. Pool
7.000%, 07/01/31	2,128	2,454
Freddie Mac ARM Non-Gold Pool
1.838%, 05/01/37 (c)	60,061	62,995
1.945%, 02/01/37 (c)	27,512	28,965
1.945%, 04/01/37 (c)	58,694	61,939
1.949%, 03/01/37 (c)	117,223	123,489
2.285%, 01/01/38 (c)	34,235	36,516
2.495%, 05/01/37 (c)	79,382	84,698
2.534%, 02/01/36 (c)	68,004	73,048
Freddie Mac Gold Pool
3.500%, 04/01/43	281,415	294,167
4.000%, 10/01/42	2,119,535	2,285,040
Freddie Mac REMICS (CMO)
1,156.500%, 06/15/21 (h)	9	136
Ginnie Mae I 30 Yr. Pool
3.500%, TBA (i)	1,100,000	1,154,656
5.000%, 01/15/40	296,336	329,338
6.000%, 07/15/38	26,966	30,512
6.500%, 09/15/28	1,831	2,089
6.500%, 10/15/28	1,543	1,761
6.500%, 01/15/29	12,062	13,772
6.500%, 02/15/29	38,193	43,582
6.500%, 06/15/29	6,995	8,046
6.500%, 10/15/30	2,146	2,449
7.000%, 06/15/28	22,393	25,055
7.000%, 07/15/29	1,364	1,540
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (i)	3,400,000	3,568,938
4.500%, 01/20/40	42,692	46,959
4.500%, 05/20/40	44,117	48,498
4.500%, 03/20/41	43,403	47,621
5.000%, 07/20/40	1,378,850	1,538,875
5.000%, 08/20/40	696,322	777,215
5.000%, 09/20/40	76,211	85,060
5.000%, 11/20/40	37,451	41,805
6.000%, 12/20/36	17,534	19,755
6.000%, 09/20/39	477,307	540,043
6.000%, 09/20/40	24,194	27,267
6.000%, 11/20/40	434,901	493,497
6.000%, 09/20/41	76,963	87,808
Ginnie Mae II ARM Pool
1.540%, 01/20/60 (c)	919,885	944,536
1.907%, 05/20/60 (c)	877,473	907,104
Government National Mortgage Association (CMO)
0.486%, 10/20/60 (c)	4,049,273	4,011,392
0.606%, 02/20/61 (c)	286,748	285,502
0.656%, 01/20/61 (c)	614,101	612,784

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
0.656%, 03/20/61 (c)	244,672	$244,116
1.156%, 05/20/60 (c)	1,740,951	1,773,322
1.197%, 04/16/52 (c) (h)	22,199,312	1,237,723
1.263%, 03/16/47 (c) (h)	25,050,828	1,211,433
1.316%, 11/20/59 (c)	5,555,056	5,675,906
6.335%, 03/20/39 (c) (h)	375,423	47,032
6.485%, 01/20/40 (c) (h)	1,510,803	249,722

		77,439,787

Federal Agencies—0.5%
Federal National Mortgage Association
6.250%, 05/15/29 (a)	1,890,000	2,633,248
Tennessee Valley Authority
3.875%, 02/15/21	150,000	165,197
5.250%, 09/15/39	400,000	509,226
5.980%, 04/01/36	2,490,000	3,482,327

		6,789,998

U.S. Treasury—0.3%
U.S. Treasury Bonds
3.375%, 05/15/44	600,000	675,469
3.625%, 02/15/44	60,000	70,608
3.750%, 11/15/43	30,000	36,063
U.S. Treasury Notes
0.250%, 10/31/15	70,000	69,995
0.375%, 11/15/15 (a)	270,000	270,253
1.500%, 08/31/18	220,000	221,066
1.625%, 04/30/19	550,000	551,891
1.625%, 07/31/19	460,000	460,718
1.750%, 09/30/19	1,330,000	1,337,792
2.250%, 07/31/21 (a)	340,000	346,747
2.250%, 11/15/24 (a)	10,000	10,067

		4,050,669

Total U.S. Treasury & Government Agencies (Cost $86,552,730)		88,280,454

Asset-Backed Securities—6.7%

Asset-Backed - Automobile—0.4%
Avis Budget Rental Car Funding AESOP LLC
1.920%, 09/20/19 (144A)	570,000	564,056
2.100%, 03/20/19 (144A)	1,100,000	1,100,346
2.460%, 07/20/20 (144A)	3,290,000	3,300,262
Hertz Vehicle Financing LLC
1.830%, 08/25/19 (144A)	790,000	779,542

		5,744,206

Asset-Backed - Home Equity—0.8%
ABFC Trust
0.830%, 03/25/35 (c)	2,482,334	1,954,445

Asset-Backed - Home Equity—(Continued)
ACE Securities Corp. Home Equity Loan Trust
0.510%, 01/25/36 (c)	622,966	98,242
Asset Backed Securities Corp. Home Equity Loan Trust
3.011%, 04/15/33 (c)	20,387	19,449
Bear Stearns Asset Backed Securities Trust
0.895%, 01/25/34 (c)	29,171	28,050
EMC Mortgage Loan Trust
0.620%, 05/25/43 (144A) (c)	848,949	822,272
0.820%, 05/25/43 (144A) (c)	7,660,000	6,434,400
0.870%, 01/25/41 (144A) (c)	132,863	129,716
SASCO Mortgage Loan Trust
0.715%, 04/25/35 (c)	20,438	20,193
Structured Asset Securities Corp. Mortgage Loan Trust
0.375%, 02/25/36 (144A) (c)	2,710,992	159,783

		9,666,550

Asset-Backed - Manufactured Housing—1.0%
Access Financial Manufactured Housing Contract Trust
7.650%, 05/15/21	1,978,766	1,539,999
Greenpoint Manufactured Housing
2.907%, 03/18/29 (c)	550,000	485,980
3.520%, 06/19/29 (c)	375,000	326,250
3.655%, 02/20/30 (c)	350,000	304,500
Manufactured Housing Contract Trust Pass-Through Certificates
3.653%, 03/13/32 (c)	550,000	497,231
3.657%, 02/20/32 (c)	325,000	297,905
Mid-State Trust
7.340%, 07/01/35	278,540	299,206
Origen Manufactured Housing Contract Trust
2.497%, 04/15/37 (c)	2,138,770	1,883,354
2.645%, 10/15/37 (c)	2,328,041	2,098,905
UCFC Manufactured Housing Contract
7.095%, 04/15/29 (c)	4,850,000	4,789,744

		12,523,074

Asset-Backed - Other—3.4%
ACE Home Equity Loan Trust
0.430%, 02/25/31 (c)	189,817	177,057
Amortizing Residential Collateral Trust
1.970%, 08/25/32 (c)	90,304	64,720
Bear Stearns Asset-Backed Securities Trust
6.000%, 10/25/36	2,290,596	1,859,817
Citigroup Mortgage Loan Trust, Inc.
0.440%, 08/25/36 (c)	11,420,512	9,219,197
Countrywide Asset-Backed Certificates
2.045%, 06/25/34 (c)	203,017	179,877
Countrywide Revolving Home Equity Loan Resecuritization Trust
0.461%, 12/15/33 (144A) (c)	331,812	270,619
Countrywide Revolving Home Equity Loan Trust
0.301%, 07/15/36 (c)	694,852	588,091

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
First Horizon Asset-Backed Trust
0.330%, 10/25/34 (c)	105,795	$93,385
GSAMP Trust
0.370%, 01/25/36 (c)	106,450	28,673
1.145%, 06/25/34 (c)	670,000	628,217
GSRPM Mortgage Loan Trust
0.470%, 03/25/35 (144A) (c)	843,567	828,456
HLSS Servicer Advance Receivables Backed Notes
1.979%, 08/15/46 (144A)	1,470,000	1,474,851
Home Equity Mortgage Loan Asset-Backed Notes
0.340%, 04/25/36 (c)	228,255	164,200
HSI Asset Securitization Corp. Trust
0.590%, 11/25/35 (c)	4,000,000	3,287,580
JGWPT XXXIII LLC
3.500%, 06/15/77 (144A)	2,297,412	2,296,425
Lehman XS Trust
5.150%, 05/25/37 (c)	6,116,584	4,796,503
Long Beach Mortgage Loan Trust
0.686%, 01/21/31 (c)	24,729	22,953
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH
7.250%, 07/01/24 (144A) (EUR)	4,300,000	5,284,193
Magnus Relda Holding Vier GmbH
7.000%, 10/28/24 (144A) (EUR)	6,000,000	7,226,991
RAAC Trust
0.420%, 02/25/37 (144A) (c)	613,553	606,273
SACO I Trust
0.430%, 06/25/36 (c)	518,645	838,406
0.510%, 03/25/36 (c)	144,650	193,658
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	1,588,807	1,586,276
Structured Asset Securities Corp.
0.830%, 02/25/35 (c)	1,137,426	1,131,731

		42,848,149

Asset-Backed - Student Loan—1.1%
National Collegiate Student Loan Trust
0.440%, 03/26/29 (c)	2,250,000	2,063,300
1.020%, 03/25/38 (c)	9,030,000	5,801,363
Nelnet Student Loan Trust
0.498%, 03/22/32 (c)	6,650,000	6,206,312
Northstar Education Finance, Inc.
1.273%, 10/30/45 (c)	100,000	81,454

		14,152,429

Total Asset-Backed Securities (Cost $84,312,435)		84,934,408

Preferred Stocks—0.6%
Security Description	Shares/ Principal/ Contracts/ Notional Amount*	Value

Banks—0.5%
GMAC Capital Trust I, 8.125% (c)	244,339	6,445,663

Diversified Financial Services—0.1%
Citigroup Capital XIII, 7.875% (c)	35,900	954,222

Total Preferred Stocks (Cost $7,190,437)		7,399,885

Floating Rate Loans (n)—0.6%

Electric—0.5%
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	6,240,991	6,250,746

Software—0.1%
First Data Corp.
Extended Term Loan, 3.667%, 03/23/18	1,047,353	1,027,715

Total Floating Rate Loans (Cost $7,223,811)		7,278,461

Purchased Options—0.1%

Call Option—0.0%
Markit CDX North America Investment Grade Index, Series 23, Exercise Rate 0.650%, Expires 01/21/15 (Counterparty - JPMorgan Chase Bank N.A.)	205,000,000	190,430

Put Options—0.1%
Eurodollar Futures @ 99.500, Expires 06/15/15	7,293	1,048,369
OTC - 30 Year Interest Rate Swap, Exercise Rate 3.290%, Expires 09/04/15 (Counterparty - JPMorgan Chase Bank N.A.)	31,710,000	457,548
OTC - 30 Year Interest Rate Swap, Exercise Rate 3.380%, Expires 08/12/15 (Counterparty - JPMorgan Chase Bank N.A.)	31,710,000	300,049

		1,805,966

Total Purchased Options (Cost $5,040,793)		1,996,396

Municipals—0.1%
Virginia Housing Development Authority
6.000%, 06/25/34 (Cost $1,107,986)	1,123,755	1,216,825

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Marine—0.1%
Deep Ocean Group Holding A/S (d) (g) (k)	44,744	$1,095,718

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (g) (k)	901,134	21,335

Total Common Stocks (Cost $1,010,298)		1,117,053

Convertible Bond—0.1%

Mining—0.1%
Mirabela Nickel, Ltd.
9.500%, 06/20/19 (144A) (f) (Cost $922,848)	922,848	738,278

Short-Term Investments—13.7%

Discount Notes—3.0%
Federal National Mortgage Association
0.089%, 02/02/11 (l)	12,500,000	12,499,000
Federal Home Loan Mortgage Corp.
0.101%, 05/07/15 (l)	25,000,000	24,991,250

		37,490,250

Mutual Fund—7.0%
State Street Navigator Securities Lending MET Portfolio (m)	88,878,727	88,878,727

Repurchase Agreements—3.7%
Bank of America Securities LLC Repurchase Agreement dated 12/31/14 at 0.040% to be repurchased at $46,000,102 on 01/02/15 collateralized by $38,935,000 U.S. Treasury Note at 3.750% due 11/15/43 with a value of $46,804,114.	46,000,000	46,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $1,255,533 on 01/02/15, collateralized by $1,300,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $1,281,847.	1,255,533	1,255,533

		47,255,533

Total Short-Term Investments (Cost $173,624,510)		173,624,510

Total Investments—107.4% (Cost $1,382,813,748) (o)		1,356,460,746
Other assets and liabilities (net)—(7.4)%		(93,698,609)

Net Assets—100.0%		$1,262,762,137

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $89,994,850 and the collateral received consisted of cash in the amount of $88,878,727 and non-cash collateral with a value of $5,072,295. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of December 31, 2014, these securities represent 0.1% of net assets.
(e)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2014, the market value of restricted securities was $2,904,248, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 0.1% of net assets.
(h)	Interest only security.
(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(j)	Principal only security.
(k)	Non-income producing security.
(l)	The rate shown represents current yield to maturity.
(m)	Represents investment of cash collateral received from securities lending transactions.
(n)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,386,460,246. The aggregate unrealized appreciation and depreciation of investments were $43,135,460 and $(73,134,960), respectively, resulting in net unrealized depreciation of $(29,999,500) for federal income tax purposes.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $346,661,746, which is 27.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Midwest Vanadium Pty, Ltd.	05/05/11—05/24/11	$1,000,000	$1,031,250	$150,000
Mirabela Nickel, Ltd.	06/06/14—06/30/14	922,848	922,848	738,278
Virgolino de Oliveira Finance S.A.	06/09/14	4,470,000	4,447,743	2,015,970

				$2,904,248

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	13,730,000	Bank of America N.A.	01/16/15	$12,040,249	$(840,057)
AUD	33,990,000	Bank of America N.A.	01/16/15	29,981,219	(2,254,013)
AUD	2,060,000	Citibank N.A.	01/16/15	1,808,124	(127,687)
COP	25,677,860,000	Bank of America N.A.	01/16/15	12,530,064	(1,727,738)
COP	13,179,300,000	Citibank N.A.	01/16/15	6,428,927	(884,575)
EUR	30,240,000	Bank of America N.A.	01/16/15	37,538,484	(942,275)
EUR	25,130,000	Barclays Bank plc	01/16/15	31,769,974	(1,357,847)
EUR	4,000,000	Citibank N.A.	01/16/15	5,063,708	(222,940)
EUR	2,510,000	Goldman Sachs & Co.	01/16/15	3,179,819	(142,236)
EUR	2,160,759	UBS AG	02/13/15	2,697,085	(81,428)
INR	782,620,000	Bank of America N.A.	01/16/15	12,515,912	(146,338)
JPY	1,562,130,000	Barclays Bank plc	01/16/15	14,590,482	(1,547,723)
MXN	195,200,000	Bank of America N.A.	01/16/15	14,384,990	(1,163,280)
NZD	17,000,000	Bank of America N.A.	01/16/15	13,138,705	109,115
PHP	560,150,000	Bank of America N.A.	01/16/15	12,425,688	89,578
PHP	284,720,000	Citibank N.A.	01/16/15	6,314,482	46,933
PHP	300,970,000	Citibank N.A.	01/16/15	6,676,353	48,131
SGD	10,000	Citibank N.A.	01/16/15	7,780	(233)
SGD	16,300,000	Citibank N.A.	01/16/15	12,739,053	(437,540)
ZAR	108,700,000	Bank of America N.A.	01/16/15	9,667,120	(286,793)
ZAR	29,199,600	Barclays Bank plc	01/16/15	2,603,149	(83,353)
ZAR	66,960,000	Citibank N.A.	01/16/15	5,893,329	(114,978)

Contracts to Deliver
AUD	40,990,000	Bank of America N.A.	01/16/15	35,631,336	2,193,908
AUD	6,730,000	Bank of America N.A.	01/16/15	5,709,550	219,580
AUD	2,060,000	Citibank N.A.	01/16/15	1,785,649	105,212
BRL	43,940,000	Bank of America N.A.	01/16/15	17,737,052	1,256,130
BRL	25,650,000	Barclays Bank plc	01/16/15	10,369,502	748,754
BRL	665,000	Citibank N.A.	01/16/15	267,520	18,093
COP	25,677,860,000	Bank of America N.A.	01/16/15	11,571,816	769,490
COP	13,179,300,000	Citibank N.A.	01/16/15	5,941,975	397,623
EUR	30,240,000	Bank of America N.A.	01/16/15	37,754,852	1,158,643
EUR	28,047,070	Barclays Bank plc	01/16/15	35,528,233	1,585,891
EUR	6,400,000	Citibank N.A.	01/16/15	8,109,120	363,890
EUR	5,220,000	Citibank N.A.	01/16/15	6,688,386	371,183
INR	782,620,000	Bank of America N.A.	01/16/15	12,220,800	(148,775)
JPY	2,718,480,000	Bank of America N.A.	01/16/15	25,431,787	2,734,265
JPY	610,000,000	Bank of America N.A.	01/16/15	5,763,318	670,219
JPY	2,334,800,000	Citibank N.A.	01/16/15	21,816,279	2,322,233
MXN	476,080,000	Barclays Bank plc	01/16/15	35,311,352	3,064,467

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
NZD	1,470,000	JPMorgan Chase Bank N.A.	02/13/15	$1,128,817	$(13,586)
PHP	560,150,000	Bank of America N.A.	01/16/15	12,511,727	(3,539)
PHP	585,690,000	Citibank N.A.	01/16/15	13,088,045	2,146
ZAR	108,700,000	Bank of America N.A.	01/16/15	9,710,212	329,885
ZAR	29,199,600	Barclays Bank plc	01/16/15	2,608,132	88,336
ZAR	66,960,000	Citibank N.A.	01/16/15	5,981,295	202,945

Net Unrealized Appreciation					$6,369,716

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/19/16	311	USD	75,966,898	$329,177
U.S. Treasury Long Bond Futures	03/20/15	108	USD	15,134,499	478,251
U.S. Treasury Ultra Long Bond Futures	03/20/15	679	USD	107,315,988	4,846,324

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/15	(114)	USD	(14,340,059)	(114,784)
U.S. Treasury Note 2 Year Futures	03/31/15	(211)	USD	(46,175,346)	52,064
U.S. Treasury Note 5 Year Futures	03/31/15	(1,304)	USD	(154,872,177)	(212,137)

Net Unrealized Appreciation					$5,378,895

Written Options

Credit Default Swaptions	Exercise Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC 5-Year Credit Default Swap	0.800%	JPMorgan Chase Bank N.A.	Markit CDX North America Investment Grade, Series 23	Sell	01/21/15	USD	(205,000,000)	$(297,250)	$(56,883)	$240,367

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Depreciation
Put - Eurodollar Futures	$99.250	06/15/15	(7,293)	$(249,785)	$(273,488)	$(23,703)

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date (a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Fixed Rate equal to 9.005% based on the notional amount of currency delivered	Fixed rate equal to 7.250% based on the notional amount of currency received	07/01/24	Barclays Bank plc	$5,848,000	EUR	4,300,000	$896,495	$(4,084)	$900,579

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month SEK-STIBOR	1.418%	06/17/19	SEK	204,442,000	$996,579
Receive	3-Month USD-LIBOR	3.383%	02/15/40	USD	42,750,000	(5,725,296)

Total						$(4,728,717)

Securities in the amount of $1,886,680 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London Interbank Offered Rate
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(STIBOR)—Stockholm	Interbank Offered Rate
(USD)—	United States Dollar
(ZAR)—	South African Rand

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$536,932,158	$0	$536,932,158
Total Mortgage-Backed Securities*	—	346,078,836	—	346,078,836
Total Foreign Government*	—	106,863,482	—	106,863,482
Total U.S. Treasury & Government Agencies*	—	88,280,454	—	88,280,454
Total Asset-Backed Securities*	—	84,934,408	—	84,934,408
Total Preferred Stocks*	7,399,885	—	—	7,399,885
Total Floating Rate Loans*	—	7,278,461	—	7,278,461

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Options
Call Option	$—	$190,430	$—	$190,430
Put Options	1,048,369	757,597	—	1,805,966
Total Purchased Options	1,048,369	948,027	—	1,996,396
Total Municipals	—	1,216,825	—	1,216,825
Total Common Stocks*	—	—	1,117,053	1,117,053
Total Convertible Bond*	—	738,278	—	738,278
Short-Term Investments
Discount Notes	—	37,490,250	—	37,490,250
Mutual Fund	88,878,727	—	—	88,878,727
Repurchase Agreements	—	47,255,533	—	47,255,533
Total Short-Term Investments	88,878,727	84,745,783	—	173,624,510
Total Investments	$97,326,981	$1,258,016,712	$1,117,053	$1,356,460,746

Collateral for Securities Loaned (Liability)	$—	$(88,878,727)	$—	$(88,878,727)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$18,896,650	$—	$18,896,650
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(12,526,934)	—	(12,526,934)
Total Forward Contracts	$—	$6,369,716	$—	$6,369,716
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,705,816	$—	$—	$5,705,816
Futures Contracts (Unrealized Depreciation)	(326,921)	—	—	(326,921)
Total Futures Contracts	$5,378,895	$—	$—	$5,378,895
Written Options
Credit Default Swaptions at Value	$—	$(56,883)	$—	$(56,883)
Options on Exchange-Traded Futures Contracts at Value	(273,488)	—	—	(273,488)
Total Written Options	$(273,488)	$(56,883)	$—	$(330,371)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$996,579	$—	$996,579
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,725,296)	—	(5,725,296)
Total Centrally Cleared Swap Contracts	$—	$(4,728,717)	$—	$(4,728,717)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$896,495	$—	$896,495

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
Common Stocks
Marine	$1,474,561	$(378,843)	$—	$1,095,718	$(378,843)
Metals & Mining	—	(743)	22,078	21,335	(743)
Corporate Bonds & Notes
Mining	—	0	0	0	0

Total	$1,474,561	$(379,586)	$22,078	$1,117,053	$(379,586)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,356,460,746
Cash denominated in foreign currencies (c)	6,723,632
Cash collateral (d)	5,761,840
OTC swap contracts at market value (e)	896,495
Unrealized appreciation on forward foreign currency exchange contracts	18,896,650
Receivable for:
Investments sold	520,111
Fund shares sold	621,051
Interest	12,743,990
Variation margin on futures contracts	36,866
Interest on OTC swap contracts	236,942
Variation margin on swap contracts	13,742
Prepaid expenses	3,268
Other assets	208,573

Total Assets	1,403,123,906
Liabilities
Due to custodian	77,391
Written options at value (f)	330,371
Cash collateral on swap contracts	830,000
Unrealized depreciation on forward foreign currency exchange contracts	12,526,934
Collateral for securities loaned	88,878,727
Payables for:
Investments purchased	3,042,377
TBA securities purchased	33,394,957
Fund shares redeemed	200,880
Interest on OTC swap contracts	189,645
Accrued expenses:
Management fees	585,768
Distribution and service fees	54,511
Deferred trustees’ fees	63,605
Other expenses	186,603

Total Liabilities	140,361,769

Net Assets	$1,262,762,137

Net assets consist of:
Paid in surplus	$1,248,642,020
Undistributed net investment income	61,273,900
Accumulated net realized loss	(28,782,315)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(18,371,468)

Net Assets	$1,262,762,137

Net Assets
Class A	$982,590,105
Class B	220,681,610
Class E	59,490,422
Capital Shares Outstanding*
Class A	73,157,989
Class B	16,526,581
Class E	4,447,429
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.43
Class B	13.35
Class E	13.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,382,813,748.
(b)	Includes securities loaned at value of $89,994,850.
(c)	Identified cost of cash denominated in foreign currencies was $7,052,023.
(d)	Includes collateral of $1,841,088 for futures contracts and $3,920,752 for centrally cleared swap contracts.
(e)	Net premium received on OTC swap contracts was $4,084.
(f)	Premiums received on written options were $547,035.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends	$594,292
Interest (a)	62,655,592
Securities lending income	385,251

Total investment income	63,635,135

Expenses
Management fees	7,012,520
Administration fees	27,835
Custodian and accounting fees	313,185
Distribution and service fees—Class B	583,707
Distribution and service fees—Class E	96,281
Audit and tax services	86,787
Legal	30,014
Trustees’ fees and expenses	38,623
Shareholder reporting	125,516
Insurance	7,298
Miscellaneous	13,316

Total expenses	8,335,082
Less management fee waiver	(492,285)

Net expenses	7,842,797

Net Investment Income	55,792,338

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(15,037,305)
Futures contracts	1,677,778
Written options	3,554,675
Swap contracts	3,829,580
Foreign currency transactions	6,946,766

Net realized gain	971,494

Net change in unrealized appreciation (depreciation) on:
Investments	(3,619,532)
Futures contracts	6,420,270
Written options	(1,473,870)
Swap contracts	(3,891,784)
Foreign currency transactions	2,306,657

Net change in unrealized depreciation	(258,259)

Net realized and unrealized gain	713,235

Net Increase in Net Assets From Operations	$56,505,573

(a)	Net of foreign withholding taxes of $767.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$55,792,338	$45,585,771
Net realized gain	971,494	3,410,176
Net change in unrealized depreciation	(258,259)	(36,795,977)

Increase in net assets from operations	56,505,573	12,199,970

From Distributions to Shareholders
Net investment income
Class A	(37,728,630)	(31,203,024)
Class B	(12,189,599)	(12,259,852)
Class E	(3,425,851)	(3,437,042)

Total distributions	(53,344,080)	(46,899,918)

Increase (decrease) in net assets from capital share transactions	272,226,470	(28,460,603)

Total increase (decrease) in net assets	275,387,963	(63,160,551)

Net Assets
Beginning of period	987,374,174	1,050,534,725

End of period	$1,262,762,137	$987,374,174

Undistributed net investment income
End of period	$61,273,900	$48,570,607

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	22,407,536	$297,920,274	7,876,373	$106,738,077
Reinvestments	2,849,594	37,728,630	2,282,591	31,203,024
Redemptions	(2,869,098)	(38,836,945)	(10,051,818)	(142,052,123)

Net increase	22,388,032	$296,811,959	107,146	$(4,111,022)

Class B
Sales	1,021,688	$13,797,670	1,436,217	$19,527,805
Reinvestments	924,154	12,189,599	900,136	12,259,852
Redemptions	(3,253,590)	(43,797,559)	(3,780,484)	(51,107,823)

Net decrease	(1,307,748)	$(17,810,290)	(1,444,131)	$(19,320,166)

Class E
Sales	206,398	$2,794,964	490,593	$6,636,938
Reinvestments	259,534	3,425,851	252,167	3,437,042
Redemptions	(962,994)	(12,996,014)	(1,114,219)	(15,103,395)

Net decrease	(497,062)	$(6,775,199)	(371,459)	$(5,029,415)

Increase (decrease) derived from capital shares transactions		$272,226,470		$(28,460,603)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.45	$13.98	$13.01	$12.90	$12.19

Income (Loss) from Investment Operations
Net investment income (a)	0.64	0.63	0.50	0.53	0.63
Net realized and unrealized gain (loss) on investments	0.09	(0.47)	0.96	0.24	0.87

Total from investment operations	0.73	0.16	1.46	0.77	1.50

Less Distributions
Distributions from net investment income	(0.75)	(0.69)	(0.49)	(0.66)	(0.79)

Total distributions	(0.75)	(0.69)	(0.49)	(0.66)	(0.79)

Net Asset Value, End of Period	$13.43	$13.45	$13.98	$13.01	$12.90

Total Return (%) (b)	5.47	1.09	11.50	6.14	12.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.65	0.67	0.67
Net ratio of expenses to average net assets (%) (c)	0.61	0.62	0.61	0.63	0.63
Ratio of net investment income to average net assets (%)	4.77	4.65	3.70	4.13	5.00
Portfolio turnover rate (%)	98 (d)	132 (d)	228 (d)	473	295
Net assets, end of period (in millions)	$982.6	$682.7	$708.5	$578.9	$343.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.37	$13.90	$12.93	$12.83	$12.13

Income (Loss) from Investment Operations
Net investment income (a)	0.61	0.59	0.46	0.49	0.59
Net realized and unrealized gain (loss) on investments	0.08	(0.46)	0.97	0.24	0.87

Total from investment operations	0.69	0.13	1.43	0.73	1.46

Less Distributions
Distributions from net investment income	(0.71)	(0.66)	(0.46)	(0.63)	(0.76)

Total distributions	(0.71)	(0.66)	(0.46)	(0.63)	(0.76)

Net Asset Value, End of Period	$13.35	$13.37	$13.90	$12.93	$12.83

Total Return (%) (b)	5.29	0.83	11.29	5.83	12.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.91	0.90	0.92	0.92
Net ratio of expenses to average net assets (%) (c)	0.86	0.87	0.86	0.88	0.88
Ratio of net investment income to average net assets (%)	4.53	4.39	3.45	3.83	4.70
Portfolio turnover rate (%)	98 (d)	132 (d)	228 (d)	473	295
Net assets, end of period (in millions)	$220.7	$238.4	$268.0	$273.6	$227.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.39	$13.93	$12.96	$12.85	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.62	0.61	0.48	0.50	0.60
Net realized and unrealized gain (loss) on investments	0.09	(0.48)	0.96	0.25	0.88

Total from investment operations	0.71	0.13	1.44	0.75	1.48

Less Distributions
Distributions from net investment income	(0.72)	(0.67)	(0.47)	(0.64)	(0.78)

Total distributions	(0.72)	(0.67)	(0.47)	(0.64)	(0.78)

Net Asset Value, End of Period	$13.38	$13.39	$13.93	$12.96	$12.85

Total Return (%) (b)	5.40	0.94	11.30	5.92	12.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.81	0.80	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.76	0.77	0.76	0.78	0.78
Ratio of net investment income to average net assets (%)	4.63	4.49	3.55	3.90	4.81
Portfolio turnover rate (%)	98 (d)	132 (d)	228 (d)	473	295
Net assets, end of period (in millions)	$59.5	$66.2	$74.0	$75.9	$89.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 57%, 62% and 84% for 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, swap transactions, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $47,255,533, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

MSF-35

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)(d)	$1,805,966
	Unrealized appreciation on centrally cleared swap contracts (b)*	996,579	Unrealized depreciation on centrally cleared swap contracts (b)*	$5,725,296
	Unrealized appreciation on futures contracts**(b)	5,705,816	Unrealized depreciation on futures contracts**(b)	326,921
			Written options at value (b)	273,488
Credit	Investments at market value (a)	190,430	Written options at value	56,883
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	18,896,650	Unrealized depreciation on forward foreign currency exchange contracts	12,526,934
	OTC swap contracts at market value (c)	896,495

Total		$28,491,936		$18,909,522

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $236,942 and OTC swap interest payable of $189,645.
(d)	Includes an exchange traded purchased option with a value of $1,048,369 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$9,530,813	$(7,512,808)	$—	$2,018,005
Barclays Bank plc	6,383,943	(2,988,923)	(648,833)	2,746,187
Citibank N.A.	3,878,389	(1,787,953)	—	2,090,436
JPMorgan Chase Bank N.A.	948,027	(70,469)	—	877,558

	$20,741,172	$(12,360,153)	$(648,833)	$7,732,186

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$7,512,808	$(7,512,808)	$—	$—
Barclays Bank plc	2,988,923	(2,988,923)	—	—
Citibank N.A.	1,787,953	(1,787,953)	—	—
Goldman Sachs & Co.	142,236	—	—	142,236
JPMorgan Chase Bank N.A.	70,469	(70,469)	—	—
UBS AG	81,428	—	—	81,428

	$12,583,817	$(12,360,153)	$—	$223,664

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-36

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(3,122,314)	$(352,233)	$(583,513)	$(4,058,060)
Forward foreign currency transactions	—	—	7,555,176	7,555,176
Futures contracts	1,677,778	—	—	1,677,778
Swap contracts	3,766,601	—	62,979	3,829,580
Written options	2,079,981	1,191,977	282,717	3,554,675

	$4,402,046	$839,744	$7,317,359	$12,559,149

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(910,240)	$(281,069)	$—	$(1,191,309)
Forward foreign currency transactions	—	—	2,605,399	2,605,399
Futures contracts	6,420,270	—	—	6,420,270
Swap contracts	(4,792,363)	—	900,579	(3,891,784)
Written options	(1,714,237)	240,367	—	(1,473,870)

	$(996,570)	$(40,702)	$3,505,978	$2,468,706

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$285,484,700
Forward foreign currency transactions	423,694,687
Futures contracts long	130,644,451
Futures contracts short	(190,708,333)
Swap contracts	248,322,418
Written options	(337,231,843)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	158,000,000	—	$1,690,535
Options written	1,163,010,000	8,978	2,919,141
Options bought back	(310,390,000)	—	(1,262,183)
Options expired	(805,620,000)	(1,685)	(2,800,458)

Options outstanding December 31, 2014	205,000,000	7,293	$547,035

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-37

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$525,683,655	$826,142,987	$574,836,670	$516,307,235

MSF-38

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$461,048,610	$479,529,473

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$7,012,520	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-39

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$53,344,080	$46,899,918	$—	$—	$53,344,080	$46,899,918

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$70,478,730	$—	$(36,456,265)	$(16,715,740)	$(3,123,004)	$14,183,721

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $620,227.

As of December 31, 2014, the Portfolio had post-enactment long-term accumulated capital losses of $3,123,004. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$14,261,627	$16,715,740

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-40

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-41

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-42

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-43

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-44

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-45

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Western Asset Management Strategic Bond Opportunities Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board also took into account that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and Sub-advised Expense Universe median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-46

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 2.81%, 2.55%, and 2.56%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 2.52%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy saw widespread improvement on a number of fronts in 2014. Despite one bad quarter, growth appeared to be on the upswing, labor markets continued to improve and the S&P 500 Index gained over 13% on the year. The Federal Reserve (the “Fed”) remained highly accommodative throughout the year, keeping interest rates extremely low, even after completing its quantitative easing (“QE”) program and beginning to discuss an eventual increase in interest rates.

The year began with the first installment of the much anticipated tapering of the Fed’s large-scale QE program. The Fed reduced its monthly asset purchases by $10 billion, bringing the level of new monthly purchases of U.S. Treasuries (“USTs”) and agency mortgage-backed securities (“MBS”) down to $75 billion per month. Throughout the year, the Fed kept to its pre-set tapering schedule, removing another $10 billion at each Fed meeting, until completing the program in October. Under the new leadership of Chair Janet Yellen, the Fed maintained its “data-dependent” strategy of using economic developments to help direct monetary policy. Inflation remained stubbornly low throughout 2014 and was pulled down further late in the year as global energy prices plummeted. The Fed believes that current low inflation is transitory and will move back towards its longer term target of about 2% over the next couple of years. While low inflation gives the Fed more wiggle-room to keep rates low for longer, it can also be troublesome if it portends a descent into actual deflation, a worry that’s currently afflicting Europe and Japan.

After growth of 3.5% during the fourth quarter of 2013, the U.S. economic recovery picked up steam over the course of 2014 despite a shaky start in the first quarter of 2014, when growth fell by 2.1%, due largely to atypically harsh winter weather in a large swath of the U.S. known as the Polar Vortex. Second quarter growth picked up to 4.6% but it was unclear how much of it was due to a one-time rebound effect versus meaningful economic growth. After receiving two upward revisions, third quarter growth was surprisingly strong at 5%, which helped bolster confidence that recent economic strength was genuine and could be sustained. Preliminary growth data for the fourth quarter of 2014, which was not released until the end of January, will likely result in final overall growth for 2014 of about 2.5%.

Americans continued to find work in 2014 as the unemployment rate fell. Nonfarm payrolls averaged 246,000 over the year, up from 194,300 in 2013, and managing to remain above the 200,000-level for every month except January. Meanwhile, the unemployment rate ended the year at 5.6%, down from 6.7% a year earlier. However, good news in the labor market was tempered by lingering concerns. Long-term unemployment remains elevated, the unemployment rate is low in part because a large number of potential workers have removed themselves from the labor market for a variety of reasons, and the quality of many new jobs is not optimal. For example, many people have accepted part-time work even though they would prefer full-time jobs.

The price of crude oil plunged by about 46% over the year as West Texas Intermediate (WTI) crude oil ended the year at $53 per barrel—its lowest level since mid-2009. While this was good news for consumers, the plunge put significant stress on energy producers, a major component of high-yield bond indices, and on oil-exporting emerging market (“EM”) nations. The U.S. dollar gained significant strength over the year (the U.S. Trade-Weighted Dollar Index was up over 10%) while many EM currencies fell, which placed additional stress on EM countries.

U.S. Treasury rates ended the year much lower and the yield curve flattened significantly—neither of which had been anticipated by most market participants going into 2014 given the Fed’s moves, albeit gradual ones, towards monetary policy normalization. Typically, higher yields would have been expected because markets tend to get ahead of themselves, anticipating the actual events, as they did during the “taper tantrums” in 2013. However, it appears that the growing disparity between the apparent strength of the U.S. economy and that of much of the rest of the world was a major factor in pushing yields down as U.S. Treasuries appeared much more attractive than the bonds of other major governments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark during the period. The main contributor to performance was the Portfolio’s allocation to non-agency mortgages. Despite a weaker housing market in 2014, as measured by the Case-Shiller Home Price Index, the Portfolio’s non-agency MBS allocation was a contributor to performance as the sector benefited from price improvement and positive carry, as well as from continued coupon and principal payments.

Agency MBS outperformed USTs of similar interest rate risk during the year, and allocations to this sector contributed to the Portfolio’s outperformance. Additional value was added in this sector by actively swapping overvalued securities for undervalued ones within the coupon stack. The Portfolio’s overweight allocation to agency debt contributed to performance as the sector outperformed USTs of similar interest rate risk. The Portfolio’s duration stance, which was consistently short relative to the benchmark, had little overall impact as short-dated UST bonds generated total returns close to cash. The Portfolio’s consistent overweight to longer term interest rates helped performance as the yield curve from 5-30 years

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

flattened considerably. However, these gains were partially offset by the allocation to Treasury Inflation-Protected Securities, which underperformed comparable maturity nominal Treasuries.

Over the one year period, we reduced exposure to longer-dated USTs and added exposure to fixed-rate agency bonds. In the agency space, we found Agency for International Development and Federal Home Loan Bank bonds attractive on a relative basis. These subsectors captured much of the bucket’s increase. We also reduced exposure to agency MBS, specifically in the 30-year, higher coupon, Fannie Mae space.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	2.81	3.33	3.07
Class B	2.55	3.06	2.81
Class E	2.56	3.16	2.91
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	3.76

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	87.9
Corporate Bonds & Notes	9.3
Foreign Government	6.9
Mortgage-Backed Securities	3.8
Asset-Backed Securities	0.7

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.48%	$1,000.00	$1,006.70	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$1,005.80	$3.69
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$1,005.80	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—87.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—21.6%
Fannie Mae 15 Yr. Pool
2.500%, TBA (a)	9,400,000	$9,570,375
3.000%, TBA (a)	33,800,000	35,132,197
3.500%, TBA (a)	15,000,000	15,846,093
4.500%, 03/01/20	112,747	120,151
5.000%, 03/01/18	139,653	147,158
6.500%, 06/01/17	47,570	49,364
7.000%, 07/01/15	179	179
7.500%, 02/01/16	6,182	6,221
Fannie Mae 20 Yr. Pool
3.500%, 04/01/33	701,505	740,053
4.500%, 11/01/31	1,511,820	1,651,353
4.500%, 12/01/31	1,958,912	2,139,358
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	12,971,578	13,156,720
3.500%, TBA (a)	42,700,000	44,511,419
4.000%, 07/01/42	5,455,012	5,846,320
4.000%, 05/01/43	25,129,580	26,852,920
4.000%, TBA (a)	29,000,000	30,950,363
4.500%, 04/01/41	17,002,622	18,479,562
4.500%, 06/01/41	1,476,050	1,603,461
4.500%, 09/01/41	2,647,891	2,876,729
4.500%, 10/01/41	13,019,003	14,150,789
4.500%, 07/01/44	389,840	430,309
4.500%, 10/01/44	2,560,819	2,824,115
4.500%, TBA (a)	4,100,000	4,450,422
5.000%, 07/01/33	507,143	561,825
5.000%, 09/01/33	613,808	680,023
5.000%, 10/01/35	1,704,134	1,888,021
5.000%, 03/01/36	2,828,743	3,126,811
5.000%, 01/01/39	22,490	25,110
5.000%, 08/01/39	56,526	63,199
5.000%, 12/01/39	42,487	47,526
5.000%, 05/01/40	72,583	80,156
5.000%, 07/01/40	75,309	84,181
5.000%, 11/01/40	1,950,362	2,177,768
5.000%, 01/01/41	76,377	85,436
5.000%, 02/01/41	89,205	99,373
5.000%, 04/01/41	201,389	225,259
5.000%, 05/01/41	4,278,483	4,781,808
5.000%, 06/01/41	353,761	395,715
5.000%, 07/01/41	4,498,787	4,966,806
5.000%, 05/01/42	511,126	565,496
5.000%, TBA (a)	13,400,000	14,804,644
6.000%, 04/01/33	133,399	152,416
6.000%, 02/01/34	29,222	33,392
6.000%, 11/01/35	301,307	344,150
6.000%, 08/01/37	655,762	749,068
6.500%, 03/01/26	1,702	1,938
6.500%, 04/01/29	90,673	103,261
7.000%, 11/01/28	2,676	2,984
7.000%, 02/01/29	2,229	2,306
7.000%, 01/01/30	2,406	2,488
7.000%, 10/01/37	42,271	47,379
7.000%, 11/01/37	43,817	53,504
7.000%, 12/01/37	37,218	41,600

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 02/01/38	45,243	50,257
7.000%, 08/01/38	57,930	70,774
7.000%, 09/01/38	7,104	7,780
7.000%, 11/01/38	266,858	309,170
7.000%, 02/01/39	2,659,911	2,994,209
7.500%, 04/01/32	14,546	14,986
8.000%, 05/01/28	4,668	5,391
8.000%, 07/01/32	930	1,023
11.500%, 09/01/19	13	13
12.000%, 10/01/15	358	363
Fannie Mae ARM Pool
1.792%, 07/01/37 (b)	57,289	61,054
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (c)	4,393,311	825,679
4.000%, 04/25/42 (c)	6,543,504	1,430,117
4.500%, 11/25/39 (c)	4,364,481	784,811
Fannie Mae Pool
3.500%, 09/01/42	1,056,438	1,102,845
3.500%, 10/01/42	7,447,605	7,774,563
3.500%, 12/01/42	1,765,525	1,845,536
3.500%, 05/01/43	457,904	478,723
4.000%, 10/01/42	3,101,016	3,345,027
4.000%, 11/01/42	3,113,841	3,358,818
4.000%, 07/01/43	93,915	101,311
4.000%, 08/01/43	2,115,089	2,282,066
5.000%, 05/01/40	40,240	44,983
6.500%, 12/01/27	5,195	5,280
6.500%, 05/01/32	41,980	46,531
12.000%, 01/15/16	56	57
12.500%, 09/20/15	1	1
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	962,219	877,632
3.000%, 12/25/27 (c)	12,016,954	1,353,382
5.500%, 07/25/41	7,391,635	8,579,648
5.500%, 04/25/42	4,338,485	4,802,842
5.931%, 09/25/42 (b) (c)	2,131,158	438,057
5.931%, 07/25/43 (b) (c)	2,417,582	558,487
5.981%, 03/25/42 (b) (c)	15,652,099	2,680,985
5.981%, 12/25/42 (b) (c)	1,582,970	332,012
6.000%, 05/25/42	3,066,769	3,444,258
6.331%, 02/25/42 (b) (c)	3,593,904	829,980
6.361%, 12/25/40 (b) (c)	2,209,681	341,080
6.361%, 01/25/41 (b) (c)	2,668,401	474,404
6.381%, 10/25/41 (b) (c)	9,253,461	1,586,959
6.431%, 10/25/40 (b) (c)	6,773,973	1,260,894
6.481%, 02/25/41 (b) (c)	1,488,564	270,308
6.481%, 03/25/42 (b) (c)	3,784,729	670,434
6.500%, 06/25/39	650,260	728,114
6.500%, 07/25/42	5,463,735	6,208,781
9.750%, 11/25/18	1,356,954	1,509,846
9.750%, 08/25/19	445,247	493,346
Fannie Mae Whole Loan
3.463%, 01/25/43 (b)	427,889	435,351
Freddie Mac 20 Yr. Gold Pool
3.500%, 09/01/33	3,024,104	3,182,772

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
3.500%, 10/01/33	846,368	$890,669
Freddie Mac 30 Yr. Gold Pool
3.000%, TBA (a)	10,000,000	10,076,171
4.500%, 08/01/40	561,798	609,667
5.000%, 08/01/33	41,196	45,696
6.000%, 10/01/36	1,774,814	2,029,616
6.500%, 09/01/39	650,523	750,851
8.000%, 12/01/19	2,372	2,396
8.000%, 09/01/30	5,604	7,005
Freddie Mac 30 Yr. Non-Gold Pool
8.000%, 07/01/20	4,090	4,193
Freddie Mac ARM Non-Gold Pool
1.838%, 05/01/37 (b)	43,773	45,912
1.945%, 02/01/37 (b)	20,009	21,066
2.513%, 01/01/35 (b)	23,258	24,961
2.528%, 05/01/37 (b)	57,733	61,599
Freddie Mac Gold Pool
3.500%, 10/01/42	1,512,034	1,578,074
3.500%, 04/01/43	562,830	588,333
3.500%, 02/01/44	692,171	722,553
4.000%, 04/01/43	2,243,321	2,420,128
4.000%, 08/01/43	1,305,217	1,407,916
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	304,579	336,137
6.000%, 05/15/36	1,260,746	1,432,077
6.439%, 11/15/41 (b) (c)	4,881,012	969,642
8.500%, 06/15/21	18,937	20,906
Ginnie Mae I 30 Yr. Pool
5.500%, 06/15/36	876,048	988,707
6.000%, 03/15/33	1,308,939	1,514,558
6.500%, 06/15/31	6,631	7,566
6.500%, 08/15/34	281,305	323,865
7.500%, 01/15/29	11,477	12,458
7.500%, 09/15/29	2,985	3,420
7.500%, 02/15/30	1,788	1,885
8.500%, 05/15/18	7,630	7,664
8.500%, 06/15/25	43,510	52,655
9.000%, 12/15/16	1,594	1,605
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (a)	29,500,000	30,167,438
3.500%, TBA (a)	28,700,000	30,126,031
4.000%, TBA (a)	16,400,000	17,583,683
4.500%, 01/20/40	1,622,301	1,784,435
4.500%, 05/20/40	2,294,102	2,521,908
4.500%, 09/20/40	44,731	49,139
4.500%, 01/20/41	335,102	367,966
4.500%, 07/20/41	2,371,652	2,599,496
5.000%, 07/20/40	1,721,833	1,921,662
6.000%, 11/20/34	2,678	3,076
6.000%, 06/20/35	4,373	4,958
6.000%, 07/20/36	291,178	328,164
6.000%, 09/20/36	14,032	15,809
6.000%, 07/20/38	793,002	891,943
6.000%, 09/20/38	2,219,978	2,502,967
6.000%, 06/20/39	7,912	9,040

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
6.000%, 05/20/40	182,477	208,446
6.000%, 06/20/40	501,815	572,204
6.000%, 08/20/40	251,829	287,770
6.000%, 09/20/40	622,408	701,472
6.000%, 10/20/40	401,096	452,677
6.000%, 11/20/40	528,933	600,198
6.000%, 01/20/41	528,055	601,562
6.000%, 03/20/41	2,283,170	2,573,197
6.000%, 07/20/41	445,475	501,056
6.000%, 12/20/41	327,571	373,124
6.500%, 10/20/37	605,014	684,470
Government National Mortgage Association
0.554%, 10/16/54 (b) (c)	73,953,560	3,176,010
0.741%, 05/16/54 (b) (c)	26,685,093	1,476,700
0.773%, 09/16/51 (b) (c)	94,985,114	6,040,958
0.826%, 02/16/53 (b) (c)	61,388,566	3,766,004
0.861%, 02/16/53 (b) (c)	28,573,696	1,969,356
0.870%, 03/16/49 (b) (c)	35,251,742	1,772,528
0.933%, 06/16/55 (b) (c)	15,777,887	928,450
0.934%, 09/16/46 (b) (c)	85,252,561	4,148,731
0.971%, 05/16/54 (b) (c)	36,947,572	2,458,159
1.022%, 01/16/53 (b) (c)	16,972,678	1,403,708
1.037%, 09/16/55 (b) (c)	25,266,625	1,843,731
1.037%, 01/16/57 (b) (c)	45,630,432	4,257,319
1.123%, 09/16/44 (b) (c)	23,505,558	1,791,359
1.216%, 02/16/46 (b) (c)	23,629,140	1,848,560
1.381%, 02/16/48 (b) (c)	25,632,749	2,018,297
2.000%, 12/16/49	4,209,721	4,189,485
2.250%, 03/16/35	6,235,210	6,302,987
Government National Mortgage Association (CMO)
0.536%, 12/20/60 (b)	21,782,369	21,560,973
0.556%, 12/20/60 (b)	7,737,794	7,692,125
0.636%, 03/20/61 (b)	6,144,149	6,125,508
0.656%, 12/20/60 (b)	57,034,525	56,906,161
5.939%, 08/16/42 (b) (c)	2,339,462	374,611
6.335%, 03/20/39 (b) (c)	938,766	117,605
6.485%, 01/20/40 (b) (c)	2,104,857	347,914

		603,641,295

Federal Agencies—35.2%
Federal Farm Credit Bank
0.250%, 01/07/15	20,000,000	20,000,380
0.250%, 09/10/15	25,000,000	24,997,550
0.375%, 03/03/16	20,000,000	19,974,260
0.390%, 05/09/16	20,000,000	19,932,360
0.450%, 02/03/16	25,000,000	25,013,775
0.500%, 08/23/16	25,000,000	24,905,925
0.540%, 06/06/16	20,000,000	19,920,080
0.820%, 02/21/17	20,000,000	19,887,440
1.500%, 11/16/15	20,000,000	20,209,940
1.950%, 11/15/17	19,980,000	20,509,630
Federal Home Loan Bank
0.340%, 01/25/16	20,000,000	20,001,620

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Bank
0.500%, 10/17/16	15,000,000	$14,925,450
0.625%, 11/23/16 (e)	20,000,000	19,976,500
1.375%, 12/11/15	20,000,000	20,183,760
2.000%, 09/09/16	20,000,000	20,443,000
2.125%, 06/09/23	17,700,000	17,169,407
2.750%, 06/08/18	15,000,000	15,642,930
5.250%, 12/11/20	12,000,000	14,189,688
Federal Home Loan Bank of Chicago
5.625%, 06/13/16	43,170,000	46,282,298
Federal Home Loan Mortgage Corp.
Zero Coupon, 11/29/19	10,000,000	8,909,650
2.375%, 01/13/22 (e)	31,840,000	32,167,761
5.000%, 12/14/18 (e)	13,241,000	14,942,296
Federal National Mortgage Association
Zero Coupon, 10/09/19	50,000,000	44,953,450
0.500%, 10/22/15	30,000,000	30,053,910
0.550%, 09/06/16	22,600,000	22,531,047
2.250%, 10/17/22	14,000,000	13,617,744
2.625%, 09/06/24	42,000,000	42,534,282
6.000%, 04/18/36	9,700,000	10,342,033
Financing Corp. Fico
Zero Coupon, 10/06/17	20,433,000	19,712,471
Zero Coupon, 05/11/18	40,000,000	38,034,200
Zero Coupon, 12/27/18	16,254,000	15,175,336
Zero Coupon, 06/06/19	27,884,000	25,713,649
Zero Coupon, 09/26/19	14,535,000	13,259,496
Government Trust Certificates
Zero Coupon, 10/01/16	8,567,000	8,372,898
National Archives Facility Trust
8.500%, 09/01/19	2,692,400	3,143,737
New Valley Generation II
5.572%, 05/01/20	8,744,581	9,728,347
Overseas Private Investment Corp.
Zero Coupon, 11/18/16	8,000,000	8,050,832
Zero Coupon, 11/17/17	15,000,000	15,808,635
Zero Coupon, 03/15/18	5,000,000	5,272,155
Zero Coupon, 07/30/19	20,000,000	20,130,000
Zero Coupon, 11/13/20	5,000,000	5,038,950
Zero Coupon, 11/15/20	4,700,000	4,882,736
2.310%, 11/15/30	9,068,861	8,576,567
3.330%, 05/15/33	7,000,000	7,160,440
3.490%, 12/20/29	11,771,005	12,334,918
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/20 (e)	38,159,000	33,734,044
Tennessee Valley Authority
1.750%, 10/15/18 (e)	20,000,000	20,187,040
3.875%, 02/15/21	35,000,000	38,545,955
4.500%, 04/01/18	20,000,000	22,024,120
5.500%, 07/18/17	21,306,000	23,683,707

		982,788,399

U.S. Treasury—31.1%
U.S. Treasury Bonds
3.375%, 05/15/44	19,000,000	21,389,839

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds (f)
0.625%, 02/15/43	26,852,800	25,245,821
1.375%, 02/15/44	34,640,900	39,206,467
U.S. Treasury Notes
0.250%, 10/31/15 (e)	20,000,000	19,998,440
0.250%, 11/30/15 (e)	337,000,000	337,000,000
0.375%, 01/31/16 (e)	26,000,000	26,012,194
0.375%, 10/31/16	35,000,000	34,855,065
0.500%, 08/31/16 (e)	19,000,000	18,992,571
0.625%, 11/30/17 (e)	15,000,000	14,807,820
0.875%, 09/15/16 (e)	4,000,000	4,020,936
1.500%, 07/31/16 (e)	105,000,000	106,607,760
1.500%, 11/30/19 (e)	11,000,000	10,930,392
1.875%, 11/30/21 (e)	32,160,000	31,971,574
2.000%, 11/30/20	38,000,000	38,332,500
2.500%, 05/15/24 (e)	12,930,000	13,319,917
3.125%, 01/31/17 (e)	118,000,000	123,881,592

		866,572,888

Total U.S. Treasury & Government Agencies (Cost $2,443,231,612)		2,453,002,582

Corporate Bonds & Notes—9.3%

Banks—1.7%
National Australia Bank, Ltd.
1.250%, 03/08/18 (144A)	13,000,000	12,869,909
National Bank of Canada
2.200%, 10/19/16 (144A)	13,000,000	13,286,104
Stadshypotek AB
1.875%, 10/02/19 (144A) (e)	5,000,000	4,938,665
UBS AG
0.750%, 03/24/17 (144A)	16,000,000	15,971,056

		47,065,734

Diversified Financial Services—7.0%
COP I LLC
3.650%, 12/05/21	9,188,733	9,727,165
MSN 41079 & 41084, Ltd.
1.717%, 07/13/24	8,289,719	7,980,687
National Credit Union Administration Guaranteed Notes
3.000%, 06/12/19	19,650,000	20,703,240
3.450%, 06/12/21	45,000,000	48,775,950
Postal Square, L.P.
6.500%, 06/15/22	8,533,800	9,535,079
Private Export Funding Corp.
1.375%, 02/15/17	25,000,000	25,231,725
2.250%, 12/15/17	40,000,000	41,060,960
3.550%, 01/15/24	5,000,000	5,297,990
4.950%, 11/15/15	25,000,000	25,999,425

		194,312,221

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.1%
European Investment Bank
2.500%, 10/15/24 (e)	2,000,000	$2,028,738

Oil & Gas—0.5%
Petrobras International Finance Co. S.A.
5.375%, 01/27/21 (e)	12,000,000	11,118,840
Petroleos Mexicanos
6.375%, 01/23/45	3,610,000	4,088,325

		15,207,165

Total Corporate Bonds & Notes (Cost $240,147,487)		258,613,858

Foreign Government—6.9%

Sovereign—6.9%
Colombia Government International Bonds
5.625%, 02/26/44 (e)	4,840,000	5,445,000
Egypt Government AID Bond
4.450%, 09/15/15	20,000,000	20,574,340
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	403,850
3.750%, 04/25/22	1,900,000	1,871,500
4.875%, 05/05/21	2,957,000	3,123,331
5.875%, 03/13/20	310,000	343,325
5.875%, 01/15/24 (144A)	1,060,000	1,197,800
Israel Government AID Bonds
Zero Coupon, 08/15/16	28,251,000	27,854,808
Zero Coupon, 09/15/16	10,000,000	9,848,050
Zero Coupon, 11/15/18	20,869,000	19,486,116
5.500%, 12/04/23	18,000,000	22,202,190
5.500%, 04/26/24	13,700,000	16,985,205
Mexico Government International Bond
5.550%, 01/21/45	11,480,000	13,345,500
Peruvian Government International Bond
5.625%, 11/18/50 (e)	4,000,000	4,710,000
Poland Government International Bond
4.000%, 01/22/24 (e)	7,870,000	8,352,037
Turkey Government International Bonds
5.625%, 03/30/21	1,078,000	1,184,453
5.750%, 03/22/24 (e)	4,290,000	4,794,075
6.250%, 09/26/22	2,205,000	2,516,456
7.000%, 03/11/19	1,660,000	1,892,400
7.500%, 11/07/19	540,000	633,015
Ukraine Government AID Bond
1.844%, 05/16/19	25,000,000	25,168,750

Total Foreign Government (Cost $187,457,470)		191,932,201

Mortgage-Backed Securities—3.8%

Collateralized Mortgage Obligations—2.3%
American Home Mortgage Assets Trust
0.360%, 09/25/46 (b)	971,531	696,065
0.360%, 12/25/46 (b)	2,893,009	2,022,841

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding Corp.
2.093%, 06/20/35 (b)	382,751	250,881
Banc of America Mortgage 2005-F Trust
2.637%, 07/25/35 (b)	154,307	142,624
Citigroup Mortgage Loan Trust, Inc.
2.540%, 10/25/35 (b)	303,761	300,576
Countrywide Alternative Loan Trust
0.366%, 07/20/46 (b)	3,618,669	2,500,743
0.396%, 07/20/35 (b)	1,386,353	1,206,913
0.460%, 05/25/34 (b)	2,909,827	2,822,293
Countrywide Home Loan Mortgage Pass-Through Trust
0.590%, 07/25/36 (144A) (b)	1,095,880	997,677
Deutsche Mortgage Securities, Inc.
5.254%, 06/26/35 (144A) (b)	1,377,652	1,381,815
FDIC Structured Sale Guaranteed Notes
0.704%, 02/25/48 (144A) (b)	1,416,299	1,416,834
First Horizon Alternative Mortgage Securities
0.540%, 02/25/37 (b)	314,411	181,684
GMAC Mortgage Corp. Loan Trust
2.668%, 11/19/35 (b)	898,102	800,122
Greenpoint Mortgage Funding Trust
0.250%, 02/25/47 (b)	126,928	117,616
GSMPS Mortgage Loan Trust
0.520%, 01/25/35 (144A) (b)	463,371	388,211
0.570%, 06/25/34 (144A) (b)	804,571	697,514
3.328%, 06/25/34 (144A) (b)	4,718,927	4,392,038
GSR Mortgage Loan Trust
2.789%, 04/25/35 (b)	902,659	880,437
HarborView Mortgage Loan Trust
0.344%, 11/19/46 (b)	167,737	131,665
0.364%, 09/19/46 (b)	387,864	302,348
Impac Secured Assets CMN Owner Trust
0.490%, 03/25/36 (b)	5,017,903	3,637,503
JPMorgan Mortgage Trust
2.074%, 06/25/34 (b)	287,810	284,523
Luminent Mortgage Trust
0.360%, 05/25/46 (b)	3,259,323	2,534,808
MASTR Adjustable Rate Mortgages Trust
0.370%, 05/25/47 (b)	6,738,098	5,287,264
0.913%, 12/25/46 (b)	5,821,147	4,225,478
2.237%, 02/25/34 (b)	270,010	263,365
3.212%, 12/25/34 (b)	22,847	22,139
MASTR Reperforming Loan Trust
0.520%, 05/25/35 (144A) (b)	386,274	318,625
3.365%, 05/25/35 (144A) (b)	4,799,802	3,994,976
4.765%, 05/25/36 (144A) (b)	3,815,153	3,594,778
7.000%, 08/25/34 (144A)	483,161	493,568
Morgan Stanley Mortgage Loan Trust
0.240%, 06/25/36 (b)	769,521	408,690
2.514%, 07/25/35 (b)	396,849	366,420
NovaStar Mortgage Funding Trust
0.360%, 09/25/46 (b)	2,683,347	2,278,325
Provident Funding Mortgage Loan Trust
2.411%, 10/25/35 (b)	136,300	133,083
2.504%, 05/25/35 (b)	1,067,313	1,066,979

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust
0.330%, 01/25/37 (b)	512,427	$386,364
RFMSI Trust
4.750%, 12/25/18	317,011	321,548
SACO I Trust
8.964%, 06/25/21 (144A) (b)	1,793,478	1,787,854
Structured Adjustable Rate Mortgage Loan Trust
2.443%, 05/25/35 (b)	4,961,963	4,642,283
Structured Asset Mortgage Investments II Trust
0.350%, 07/25/46 (b)	309,588	251,644
Structured Asset Securities Corp.
0.520%, 04/25/35 (144A) (b)	3,429,590	2,820,412
3.385%, 06/25/35 (144A) (b)	196,363	175,656
Structured Asset Securities Corp. Mortgage Loan Trust
0.970%, 09/25/33 (144A) (b)	30,722	30,348
Thornburg Mortgage Securities Trust
6.038%, 09/25/37 (b)	75,351	77,813
WaMu Mortgage Pass-Through Certificates Trust
0.430%, 11/25/45 (b)	32,692	29,987
0.440%, 12/25/45 (b)	2,365,938	2,185,395
0.460%, 12/25/45 (b)	193,183	174,522
0.490%, 08/25/45 (b)	217,502	206,759
0.570%, 08/25/45 (b)	446,921	393,607
2.373%, 04/25/35 (b)	99,839	98,056

		64,123,669

Commercial Mortgage-Backed Securities—1.5%
FDIC Structured Sale Guaranteed Notes
2.980%, 12/06/20 (144A)	12,031,564	12,375,089
NCUA Guaranteed Notes Trust
2.900%, 10/29/20	30,000,000	30,804,090

		43,179,179

Total Mortgage-Backed Securities (Cost $109,544,068)		107,302,848

Asset-Backed Securities—0.7%

Asset-Backed - Home Equity—0.1%
Bayview Financial Asset Trust
0.770%, 12/25/39 (144A) (b)	258,986	244,364
EMC Mortgage Loan Trust
0.620%, 12/25/42 (144A) (b)	72,674	68,575
Home Equity Mortgage Loan Asset-Backed Trust
0.430%, 06/25/36 (b)	4,338,001	1,006,568
Morgan Stanley Mortgage Loan Trust
0.260%, 12/25/36 (b)	266,517	140,385
0.470%, 03/25/36 (b)	1,836,728	1,431,557
Option One Mortgage Loan Trust
0.750%, 06/25/33 (b)	126,601	119,046
Structured Asset Securities Corp. Mortgage Loan Trust
0.375%, 02/25/36 (144A) (b)	4,861,089	286,508

		3,297,003

Asset-Backed - Other—0.3%
Countrywide Home Equity Loan Trust
0.305%, 11/15/36 (b)	60,741	52,844
0.441%, 02/15/34 (b)	302,723	265,653
0.451%, 02/15/34 (b)	157,728	143,402
Countrywide Revolving Home Equity Loan Trust
0.301%, 07/15/36 (b)	1,377,723	1,166,041
GMAC Mortgage Corp. Loan Trust
0.350%, 12/25/36 (b)	630,189	550,172
0.380%, 11/25/36 (b)	3,368,272	2,899,803
GSR Mortgage Loan Trust
0.710%, 11/25/30 (b)	1,623	155
Ownit Mortgage Loan Trust
3.368%, 12/25/36	1,259,248	781,176
RAAC Series
0.440%, 05/25/36 (144A) (b)	1,684,998	1,497,125
SACO I Trust
0.430%, 06/25/36 (b)	919,003	1,485,597
0.470%, 04/25/36 (b)	340,046	561,994
0.690%, 06/25/36 (b)	15,412	21,738
Soundview Home Loan Trust
5.645%, 10/25/36	167,621	168,788

		9,594,488

Asset-Backed - Student Loan—0.3%
NCUA Guaranteed Notes Trust
0.512%, 12/07/20 (b)	7,690,149	7,698,839

Total Asset-Backed Securities (Cost $25,563,982)		20,590,330

Short-Term Investment—11.6%

Mutual Fund—11.6%
State Street Navigator Securities Lending MET Portfolio (g)	322,981,806	322,981,806

Total Short-Term Investment (Cost $322,981,806)		322,981,806

Total Investments—120.2% (Cost $3,328,926,425) (h)		3,354,423,625
Other assets and liabilities (net)—(20.2)%		(564,436,397)

Net Assets—100.0%		$2,789,987,228

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

(e)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $369,738,901 and the collateral received consisted of cash in the amount of $322,981,806 and non-cash collateral with a value of $55,853,050. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $3,348,302,911. The aggregate unrealized appreciation and depreciation of investments were $44,651,125 and $(38,530,411), respectively, resulting in net unrealized appreciation of $6,120,714 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $85,629,351, which is 3.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/15	39	USD	8,516,142	$9,014

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/15	(1,098)	USD	(154,709,283)	(4,020,342)
U.S. Treasury Note 10 Year Futures	03/20/15	(484)	USD	(61,259,669)	(110,018)
U.S. Treasury Note 5 Year Futures	03/31/15	(77)	USD	(9,204,859)	47,273

Net Unrealized Depreciation					$(4,074,073)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,453,002,582	$—	$2,453,002,582
Total Corporate Bonds & Notes*	—	258,613,858	—	258,613,858
Total Foreign Government*	—	191,932,201	—	191,932,201
Total Mortgage-Backed Securities*	—	107,302,848	—	107,302,848
Total Asset-Backed Securities*	—	20,590,330	—	20,590,330
Total Short-Term Investment*	322,981,806	—	—	322,981,806
Total Investments	$322,981,806	$3,031,441,819	$—	$3,354,423,625

Collateral for Securities Loaned (Liability)	$—	$(322,981,806)	$—	$(322,981,806)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$56,287	$—	$—	$56,287
Futures Contracts (Unrealized Depreciation)	(4,130,360)	—	—	(4,130,360)
Total Futures Contracts	$(4,074,073)	$—	$—	$(4,074,073)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation)	Transfers out of Level 3	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2014
U.S. Treasury & Government Agencies Federal Agencies	$10,000,000	$—	$(10,000,000)	$—	$—

U.S. Treasury & Government Agency securities in the amount of $10,000,000 were transferred out of Level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$3,354,423,625
Cash collateral for futures contracts	3,192,930
Receivable for:
Investments sold	1,764,569
TBA securities sold	52,166,406
Fund shares sold	659,448
Interest	10,137,128
Prepaid expenses	7,181
Other assets	189,700

Total Assets	3,422,540,987
Liabilities
Due to custodian	106,493
Collateral for securities loaned	322,981,806
Payables for:
Investments purchased	12,359,845
TBA securities purchased	294,528,032
Fund shares redeemed	724,911
Variation margin on futures contracts	424,891
Accrued expenses:
Management fees	1,075,317
Distribution and service fees	109,410
Deferred trustees’ fees	63,686
Other expenses	179,368

Total Liabilities	632,553,759

Net Assets	$2,789,987,228

Net assets consist of:
Paid in surplus	$2,777,036,287
Undistributed net investment income	55,579,441
Accumulated net realized loss	(64,241,327)
Unrealized appreciation on investments and futures contracts	21,612,827

Net Assets	$2,789,987,228

Net Assets
Class A	$2,263,817,646
Class B	493,188,287
Class E	32,981,295
Capital Shares Outstanding*
Class A	186,965,237
Class B	40,946,028
Class E	2,734,457
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.11
Class B	12.04
Class E	12.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,328,926,425.
(b)	Includes securities loaned at value of $369,738,901.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$49,751,349
Securities lending income	527,791

Total investment income	50,279,140
Expenses
Management fees	12,905,869
Administration fees	63,798
Custodian and accounting fees	244,942
Distribution and service fees—Class B	1,282,982
Distribution and service fees—Class E	53,627
Audit and tax services	63,644
Legal	30,014
Trustees’ fees and expenses	38,578
Shareholder reporting	179,791
Insurance	17,311
Miscellaneous	21,995

Total expenses	14,902,551
Less management fee waiver	(401,372)

Net expenses	14,501,179

Net Investment Income	35,777,961

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	14,457,718
Futures contracts	(14,109,823)

Net realized gain	347,895

Net change in unrealized appreciation (depreciation) on:
Investments	45,607,727
Futures contracts	(8,343,448)

Net change in unrealized appreciation	37,264,279

Net realized and unrealized gain	37,612,174

Net Increase in Net Assets From Operations	$73,390,135

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,777,961	$26,326,640
Net realized gain (loss)	347,895	(2,829,117)
Net change in unrealized appreciation (depreciation)	37,264,279	(42,802,921)

Increase (decrease) in net assets from operations	73,390,135	(19,305,398)

From Distributions to Shareholders
Net investment income
Class A	(40,733,256)	(43,315,200)
Class B	(8,613,714)	(10,582,515)
Class E	(649,143)	(813,173)

Total distributions	(49,996,113)	(54,710,888)

Increase in net assets from capital share transactions	109,004,508	104,703,093

Total increase in net assets	132,398,530	30,686,807

Net Assets
Beginning of period	2,657,588,698	2,626,901,891

End of period	$2,789,987,228	$2,657,588,698

Undistributed net investment income
End of period	$55,579,441	$49,720,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	17,953,364	$215,107,518	17,350,300	$209,912,604
Reinvestments	3,414,355	40,733,256	3,562,105	43,315,200
Redemptions	(8,773,537)	(105,820,488)	(9,856,222)	(119,217,102)

Net increase	12,594,182	$150,020,286	11,056,183	$134,010,702

Class B
Sales	3,516,534	$42,235,299	5,800,933	$70,153,449
Reinvestments	724,450	8,613,714	873,145	10,582,515
Redemptions	(7,216,678)	(86,693,848)	(8,730,200)	(105,248,059)

Net decrease	(2,975,694)	$(35,844,835)	(2,056,122)	$(24,512,095)

Class E
Sales	100,613	$1,207,715	302,766	$3,653,423
Reinvestments	54,550	649,143	67,038	813,173
Redemptions	(584,749)	(7,027,801)	(765,493)	(9,262,110)

Net decrease	(429,586)	$(5,170,943)	(395,689)	$(4,795,514)

Increase derived from capital shares transactions		$109,004,508		$104,703,093

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.01	$12.36	$12.21	$12.17	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.13	0.13	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.17	(0.22)	0.28	0.46	0.51

Total from investment operations	0.33	(0.09)	0.41	0.64	0.68

Less Distributions
Distributions from net investment income	(0.23)	(0.26)	(0.26)	(0.18)	(0.33)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	(0.04)

Total distributions	(0.23)	(0.26)	(0.26)	(0.60)	(0.37)

Net Asset Value, End of Period	$12.11	$12.01	$12.36	$12.21	$12.17

Total Return (%) (b)	2.81	(0.74)	3.37	5.51	5.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	0.49	0.50	0.49	0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.49	0.49
Ratio of net investment income to average net assets (%)	1.35	1.05	1.03	1.51	1.36
Portfolio turnover rate (%)	194 (d)	317 (d)	340 (d)	549	551
Net assets, end of period (in millions)	$2,263.8	$2,094.9	$2,017.9	$1,904.6	$1,830.2

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.95	$12.29	$12.15	$12.11	$11.81

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.10	0.10	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.16	(0.21)	0.27	0.46	0.51

Total from investment operations	0.29	(0.11)	0.37	0.61	0.64

Less Distributions
Distributions from net investment income	(0.20)	(0.23)	(0.23)	(0.15)	(0.30)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	(0.04)

Total distributions	(0.20)	(0.23)	(0.23)	(0.57)	(0.34)

Net Asset Value, End of Period	$12.04	$11.95	$12.29	$12.15	$12.11

Total Return (%) (b)	2.55	(0.91)	3.05	5.27	5.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.74	0.74
Ratio of net investment income to average net assets (%)	1.10	0.80	0.78	1.26	1.12
Portfolio turnover rate (%)	194 (d)	317 (d)	340 (d)	549	551
Net assets, end of period (in millions)	$493.2	$524.9	$565.2	$538.2	$466.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.97	$12.31	$12.16	$12.13	$11.82

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.11	0.11	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.16	(0.21)	0.28	0.46	0.51

Total from investment operations	0.30	(0.10)	0.39	0.62	0.66

Less Distributions
Distributions from net investment income	(0.21)	(0.24)	(0.24)	(0.17)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	(0.04)

Total distributions	(0.21)	(0.24)	(0.24)	(0.59)	(0.35)

Net Asset Value, End of Period	$12.06	$11.97	$12.31	$12.16	$12.13

Total Return (%) (b)	2.56	(0.75)	3.15	5.28	5.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.65	0.64	0.65
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.64	0.64
Ratio of net investment income to average net assets (%)	1.20	0.90	0.88	1.35	1.20
Portfolio turnover rate (%)	194 (d)	317 (d)	340 (d)	549	551
Net assets, end of period (in millions)	$33.0	$37.9	$43.8	$48.7	$57.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 68%, 137% and 164% for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$56,287	Unrealized depreciation on futures contracts*	$4,130,360

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(14,109,823)

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(8,343,448)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$27,000,000
Futures contracts short	(187,608,333)

‡	Averages are based on activity levels during 2014.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$5,552,566,173	$128,939,613	$5,459,288,628	$119,036,510

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$3,617,018,467	$3,793,296,152

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$12,905,869	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2013 through April 27, 2014. Amounts waived for the year ended December 31, 2014 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$49,996,113	$54,710,888	$—	$—	$49,996,113	$54,710,888

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$55,688,077	$—	$6,310,414	$(48,983,863)	$13,014,628

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $8,627,044 and post-enactment long-term accumulated capital losses in the amount of $40,356,819.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-24

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-25

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-26

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s

MSF-27

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board also noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MSF-28

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Western Asset Management U.S. Government Portfolio. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2014 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2014. The Board also noted that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Intermediate U.S. Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2014. The Board also noted that the Portfolio underperformed its blended benchmark for the one-year period ended October 31, 2014 and outperformed its blended benchmark for the three- and five-year periods ended October 31, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the WMC Balanced Portfolio returned 10.55%, 10.28%, and 10.41%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 13.69% and 5.97%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 10.62%.

Wellington Management Company LLP assumed management of the Portfolio on February 3, 2014, prior to which the Portfolio was sub-advised by BlackRock Advisors, LLC.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities and other developed-market stocks rose during the one-year period as the S&P 500 Index posted a 13.7% return and the MSCI World Index posted a 5.5% return. Emerging markets trailed, with the MSCI Emerging Markets Index posting a loss of -1.8%, gross of withholding taxes. U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter, the S&P 500 Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after Organization of the Petroleum Exporting Countries (OPEC) had decided to leave production unchanged.

The fixed income markets also rose during the period as the Barclays U.S. Aggregate Bond Index returned 5.97%, ahead of the Barclays Global Aggregate Bond Index, which returned just 0.59% (in U.S. dollar terms). The yield on the 10-year U.S. Treasury note fell, beginning the year at 3.00% and ending December at 2.17%. Bond market volatility was elevated during the first part of the one year period, as the Federal Reserve’s discussion of tapering its asset purchases increased the amplitude of investors’ responses to the flow of new economic information. Clouding the outlook, severe weather in many parts of the country slowed activity and left the underlying upward trends in growth in question. This led to a tempering of higher rate expectations and an ensuing decline in U.S. rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period Wellington Management Company LLP managed the Portfolio, it underperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Barclays U.S. Aggregate Index, for the period ended December 31, 2014.

The equity portion of the Portfolio trailed its benchmark, the S&P 500 Index, for the period. Stock selection within the Energy, Information Technology, and Industrials sectors detracted from relative results. This was partially offset by stronger selection within Health Care, Consumer Staples, and Materials.

Cobalt International Energy, Pandora Media (eliminated during the period), and Santander Consumer were among the stocks that detracted most on a relative basis during the period. Lowe’s, Monster Beverage, Altria Group, and Covidien (United Kingdom) were among the strongest contributors to relative results.

The fixed income portion of the Portfolio modestly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the period. An allocation to Non-Agency Mortgage-Backed Securities (“MBS”) aided relative performance. Overweights to high quality Commercial Mortgage-Backed Securities (“CMBS”) and Asset-Backed Securities (“ABS”) also contributed to the fixed income portion of the Portfolio’s outperformance. Within Investment Grade Credit, an overweight to and security selection within Financials benefitted relative performance. We continued to favor U.S. financials, particularly large money center banks, based on strong credit fundamentals and attractive valuations. The Portfolio held an overweight to Treasury Inflation-Protected Securities (“TIPS”) versus nominal Treasuries on the belief that inflation expectations were too low. TIPS positioning detracted from performance, particularly in the third quarter, as a strengthening U.S. dollar and tepid growth prospects in Europe imported disinflationary pressure into the U.S. Allocations to High Yield and Non-U.S. Sovereign Bonds also proved unfavorable for relative performance.

During the period, the fixed income portion of the Portfolio used Treasury futures and swaps to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (“CDS”) were used to manage credit exposure and investment grade and high yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. The equity portion of the Portfolio used equity index futures for the purposes of equitizing cash. The Portfolio’s investment in derivatives aided performance.

The equity portion of the Portfolio is generally industry-neutral. However, at the industry level the Portfolio had larger positions in names within technology Hardware & Equipment, Pharmaceuticals, Biotech & Life Sciences, and Software & Services, and less exposure to names in the Telecommunication Services, Automobiles & Components, and Commercial & Professional Services industries as of the end of the period.

As of the end of the period, the fixed income portion of the Portfolio was positioned with a moderately pro-cyclical risk posture and short U.S. duration bias. The Portfolio was underweight credit, but

MSF-1

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

continued to favor Financials issuers, and was underweight Agency MBS Pass-Throughs. The Portfolio was overweight CMBS, and continued to own allocations to TIPS, Non-agency MBS, high quality ABS Collaterized Loan Obligations, High Yield (favoring BB-rated), and Bank Loans as of the end of the period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Lucius T. Hill III

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

WMC Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BARCLAYS U.S. AGGREGATE BOND INDEX & THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
WMC Balanced Portfolio
Class A	10.55	11.26	6.14
Class B	10.28	10.98	5.87
Class E	10.41	11.09	5.98
S&P 500 Index	13.69	15.45	7.67
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71
Russell 1000 Index	13.24	15.64	7.96

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Equity Holdings

% of Net Assets
Apple, Inc.	3.3
Citigroup, Inc.	1.5
Wells Fargo & Co.	1.5
Microsoft Corp.	1.4
Coca-Cola Co. (The)	1.2

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	3.5
Freddie Mac 30 Yr. Gold Pool	2.1
Ginnie Mae I 30 Yr. Pool	1.6
Fannie Mae 15 Yr. Pool	1.0
Ginnie Mae II 30 Yr. Pool	1.0

Top Equity Sectors

% of Net Assets
Financials	11.1
Information Technology	11.0
Health Care	9.3
Consumer Discretionary	7.6
Consumer Staples	5.9

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	11.8
Corporate Bonds & Notes	11.0
Mortgage-Backed Securities	6.4
Asset-Backed Securities	6.1
Floating Rate Loans	2.2

MSF-3

Metropolitan Series Fund

WMC Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.51%	$1,000.00	$1,041.60	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B(a)	Actual	0.76%	$1,000.00	$1,040.30	$3.91
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E(a)	Actual	0.66%	$1,000.00	$1,040.70	$3.39
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—59.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
General Dynamics Corp.	18,570	$2,555,603
Honeywell International, Inc.	87,373	8,730,310
Lockheed Martin Corp.	18,390	3,541,362
Precision Castparts Corp.	13,550	3,263,924
Raytheon Co.	40,280	4,357,088
United Technologies Corp.	54,225	6,235,875

		28,684,162

Air Freight & Logistics—0.3%
Echo Global Logistics, Inc. (a)	12,290	358,868
FedEx Corp.	19,410	3,370,741

		3,729,609

Airlines—0.1%
American Airlines Group, Inc.	16,080	862,371
United Continental Holdings, Inc. (a)	12,560	840,138

		1,702,509

Automobiles—0.4%
Harley-Davidson, Inc.	83,812	5,524,049

Banks—3.8%
Citigroup, Inc.	375,085	20,295,849
PNC Financial Services Group, Inc. (The)	128,800	11,750,424
Wells Fargo & Co.	370,090	20,288,334

		52,334,607

Beverages—2.1%
Anheuser-Busch InBev NV (ADR)	67,538	7,585,868
Coca-Cola Co. (The)	377,930	15,956,205
Monster Beverage Corp. (a)	50,871	5,511,873

		29,053,946

Biotechnology—1.7%
Achillion Pharmaceuticals, Inc. (a)	1,900	23,275
Affimed NV (a)	33,400	207,080
Alkermes plc (a)	75,465	4,419,230
Alnylam Pharmaceuticals, Inc. (a)	6,290	610,130
Arena Pharmaceuticals, Inc. (a) (b)	130,295	452,124
Bellicum Pharmaceuticals, Inc. (a) (b)	4,500	103,680
BioCryst Pharmaceuticals, Inc. (a) (b)	54,180	658,829
Dicerna Pharmaceuticals, Inc. (a) (b)	22,100	363,987
Genocea Biosciences, Inc. (a) (b)	8,120	56,840
Gilead Sciences, Inc. (a)	34,300	3,233,118
GlycoMimetics, Inc. (a) (b)	55,683	400,918
Incyte Corp. (a) (b)	3,730	272,700
Ironwood Pharmaceuticals, Inc. (a) (b)	74,300	1,138,276
Juno Therapeutics, Inc. (a) (b)	6,900	360,318
Karyopharm Therapeutics, Inc. (a) (b)	4,887	182,920
Kite Pharma, Inc. (a) (b)	8,500	490,195
Novavax, Inc. (a) (b)	56,510	335,104
NPS Pharmaceuticals, Inc. (a)	20,690	740,081
Otonomy, Inc. (a) (b)	11,100	369,963
PTC Therapeutics, Inc. (a) (b)	8,390	434,350
Puma Biotechnology, Inc. (a) (b)	1,190	225,231

Biotechnology—(Continued)
Regeneron Pharmaceuticals, Inc. (a) (b)	14,800	6,071,700
Regulus Therapeutics, Inc. (a) (b)	25,920	415,757
TESARO, Inc. (a) (b)	14,520	539,999
Trevena, Inc. (a)	70,270	420,215
Ultragenyx Pharmaceutical, Inc. (a) (b)	10,470	459,424

		22,985,444

Capital Markets—1.2%
Ameriprise Financial, Inc.	38,370	5,074,432
BlackRock, Inc.	8,550	3,057,138
Janus Capital Group, Inc. (b)	43,540	702,300
Legg Mason, Inc.	31,610	1,687,026
Moelis & Co. - Class A	17,129	598,316
Northern Trust Corp.	34,310	2,312,494
Raymond James Financial, Inc.	22,580	1,293,608
TD Ameritrade Holding Corp.	19,355	692,522
Virtus Investment Partners, Inc.	1,420	242,096
WisdomTree Investments, Inc. (b)	75,800	1,188,165

		16,848,097

Chemicals—1.0%
Cabot Corp.	32,840	1,440,362
Celanese Corp. - Series A	36,010	2,159,160
Dow Chemical Co. (The)	52,450	2,392,244
LyondellBasell Industries NV - Class A	24,600	1,952,994
Mosaic Co. (The)	44,310	2,022,752
Sherwin-Williams Co. (The)	14,980	3,940,339

		13,907,851

Communications Equipment—1.0%
Cisco Systems, Inc.	482,450	13,419,347

Construction & Engineering—0.1%
AECOM Technology Corp. (a)	32,833	997,138

Consumer Finance—0.5%
Santander Consumer USA Holdings, Inc.	366,245	7,182,064

Containers & Packaging—0.5%
Ball Corp.	68,900	4,696,913
Owens-Illinois, Inc. (a)	57,100	1,541,129

		6,238,042

Diversified Financial Services—0.1%
McGraw Hill Financial, Inc.	11,690	1,040,176

Electric Utilities—2.3%
American Electric Power Co., Inc.	13,360	811,219
Duke Energy Corp.	85,590	7,150,189
Edison International	50,630	3,315,252
Exelon Corp.	71,590	2,654,557
FirstEnergy Corp.	13,160	513,108
ITC Holdings Corp.	32,450	1,311,954
NextEra Energy, Inc.	71,950	7,647,566
Northeast Utilities (b)	37,150	1,988,268

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Pinnacle West Capital Corp.	22,640	$1,546,538
Southern Co. (The)	85,682	4,207,843

		31,146,494

Electrical Equipment—0.3%
Eaton Corp. plc	60,530	4,113,619

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	50,769	2,846,618
Halliburton Co.	20,440	803,905
Patterson-UTI Energy, Inc.	99,682	1,653,724
RPC, Inc. (b)	23,750	309,700

		5,613,947

Food & Staples Retailing—1.0%
CVS Health Corp.	82,650	7,960,022
Walgreens Boots Alliance, Inc.	74,030	5,641,086

		13,601,108

Food Products—1.0%
Mondelez International, Inc. - Class A	281,341	10,219,712
Post Holdings, Inc. (a) (b)	52,361	2,193,402
SunOpta, Inc. (a)	101,270	1,200,050

		13,613,164

Health Care Equipment & Supplies—2.2%
Abbott Laboratories	40,850	1,839,067
Covidien plc	85,280	8,722,438
Medtronic, Inc. (b)	125,240	9,042,328
Ocular Therapeutix, Inc. (a) (b)	22,000	517,440
St. Jude Medical, Inc.	93,890	6,105,667
Stryker Corp.	42,690	4,026,948

		30,253,888

Health Care Providers & Services—2.1%
Aetna, Inc.	69,640	6,186,121
Cardinal Health, Inc.	38,200	3,083,886
Cigna Corp.	36,093	3,714,331
HCA Holdings, Inc. (a)	85,790	6,296,128
McKesson Corp.	28,270	5,868,287
UnitedHealth Group, Inc.	35,628	3,601,634

		28,750,387

Hotels, Restaurants & Leisure—0.8%
Las Vegas Sands Corp.	18,900	1,099,224
Norwegian Cruise Line Holdings, Ltd. (a)	28,787	1,346,080
Starbucks Corp.	62,830	5,155,202
Wyndham Worldwide Corp.	39,170	3,359,219

		10,959,725

Household Durables—0.5%
Mohawk Industries, Inc. (a)	13,650	2,120,664
Tempur Sealy International, Inc. (a) (b)	34,620	1,900,984
Whirlpool Corp.	11,110	2,152,452

		6,174,100

Household Products—0.4%
Church & Dwight Co., Inc.	17,110	1,348,439
Colgate-Palmolive Co.	19,565	1,353,702
Energizer Holdings, Inc.	17,830	2,292,225

		4,994,366

Independent Power and Renewable Electricity Producers—0.0%
NRG Energy, Inc.	20,280	546,546

Industrial Conglomerates—0.7%
Danaher Corp.	118,080	10,120,637

Insurance—3.5%
Allstate Corp. (The)	62,760	4,408,890
American International Group, Inc.	170,000	9,521,700
Assured Guaranty, Ltd.	153,543	3,990,583
Hartford Financial Services Group, Inc. (The)	156,216	6,512,645
Marsh & McLennan Cos., Inc.	144,040	8,244,850
Principal Financial Group, Inc.	98,180	5,099,469
Prudential Financial, Inc.	55,150	4,988,869
XL Group plc	140,450	4,827,266

		47,594,272

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a)	19,999	6,206,690
Netflix, Inc. (a) (b)	4,530	1,547,493

		7,754,183

Internet Software & Services—0.7%
Envestnet, Inc. (a)	15,087	741,375
Facebook, Inc. - Class A (a)	79,580	6,208,832
Google, Inc. - Class A (a)	3,790	2,011,201

		8,961,408

IT Services—2.4%
Accenture plc - Class A	49,152	4,389,765
Automatic Data Processing, Inc.	47,765	3,982,168
Cognizant Technology Solutions Corp. - Class A (a)	69,926	3,682,303
EVERTEC, Inc.	52,400	1,159,612
Genpact, Ltd. (a) (b)	164,295	3,110,104
Global Payments, Inc.	25,930	2,093,329
Heartland Payment Systems, Inc. (b)	37,250	2,009,638
Visa, Inc. - Class A	34,906	9,152,353
WEX, Inc. (a)	31,990	3,164,451

		32,743,723

Leisure Products—0.1%
Arctic Cat, Inc. (b)	25,495	905,073

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	37,600	1,539,344
Thermo Fisher Scientific, Inc.	26,560	3,327,702

		4,867,046

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.1%
Dover Corp.	41,580	$2,982,118
Illinois Tool Works, Inc.	68,260	6,464,222
Luxfer Holdings plc (ADR)	82,500	1,231,725
Pentair plc	70,160	4,660,027

		15,338,092

Media—2.2%
Charter Communications, Inc. - Class A (a)	44,540	7,421,255
Comcast Corp. - Class A	221,510	12,849,795
Interpublic Group of Cos., Inc. (The)	82,370	1,710,825
Markit, Ltd. (a)	34,390	908,928
National CineMedia, Inc. (b)	22,204	319,071
Twenty-First Century Fox, Inc. - Class A	124,952	4,798,782
Walt Disney Co. (The)	24,958	2,350,794

		30,359,450

Metals & Mining—0.2%
Allegheny Technologies, Inc. (b)	19,900	691,923
Nucor Corp.	9,865	483,878
Reliance Steel & Aluminum Co.	15,000	919,050

		2,094,851

Multi-Utilities—0.6%
Ameren Corp.	48,820	2,252,067
DTE Energy Co.	23,610	2,039,196
PG&E Corp.	49,140	2,616,213
Public Service Enterprise Group, Inc.	25,300	1,047,673

		7,955,149

Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp.	46,074	3,801,105
Chevron Corp.	39,850	4,470,373
Cobalt International Energy, Inc. (a)	441,205	3,922,312
Concho Resources, Inc. (a)	38,360	3,826,410
CONSOL Energy, Inc.	45,470	1,537,341
Diamondback Energy, Inc. (a) (b)	28,300	1,691,774
Enbridge, Inc. (b)	132,505	6,812,082
EOG Resources, Inc.	36,120	3,325,568
Exxon Mobil Corp.	80,340	7,427,433
Kinder Morgan, Inc.	38,405	1,624,916
Memorial Resource Development Corp. (a)	63,480	1,144,544
Noble Energy, Inc.	20,100	953,343
Pioneer Natural Resources Co.	37,440	5,572,944
Rice Energy, Inc. (a) (b)	43,170	905,275
Whiting Petroleum Corp. (a)	93,340	3,080,220
Williams Cos., Inc. (The)	16,385	736,342

		50,831,982

Paper & Forest Products—0.5%
Boise Cascade Co. (a)	57,571	2,138,763
International Paper Co.	76,300	4,088,154

		6,226,917

Personal Products—0.4%
Coty, Inc. - Class A	128,560	2,656,049
Estee Lauder Cos., Inc. (The) - Class A	17,690	1,347,978
Nu Skin Enterprises, Inc. - Class A (b)	22,788	995,836

		4,999,863

Pharmaceuticals—2.9%
Achaogen, Inc. (a) (b)	21,700	283,185
Actavis plc (a)	21,030	5,413,332
Aerie Pharmaceuticals, Inc. (a) (b)	12,730	371,589
AstraZeneca plc (ADR)	61,080	4,298,810
Bristol-Myers Squibb Co.	156,060	9,212,222
Johnson & Johnson	64,350	6,729,080
Merck & Co., Inc.	153,401	8,711,643
Prestige Brands Holdings, Inc. (a) (b)	39,995	1,388,626
Relypsa, Inc. (a)	17,835	549,318
Tetraphase Pharmaceuticals, Inc. (a)	19,710	782,684
Zoetis, Inc.	37,365	1,607,816

		39,348,305

Professional Services—0.7%
Equifax, Inc.	32,161	2,600,860
ManpowerGroup, Inc.	25,910	1,766,285
Nielsen NV	53,590	2,397,081
Robert Half International, Inc.	14,590	851,764
TriNet Group, Inc. (a)	52,670	1,647,517

		9,263,507

Real Estate Investment Trusts—1.9%
American Tower Corp.	60,452	5,975,680
AvalonBay Communities, Inc.	38,608	6,308,161
Public Storage	21,524	3,978,711
Simon Property Group, Inc.	16,933	3,083,669
SL Green Realty Corp.	29,540	3,515,851
Weyerhaeuser Co.	101,650	3,648,219

		26,510,291

Road & Rail—0.3%
J.B. Hunt Transport Services, Inc. (b)	10,160	855,980
Kansas City Southern	8,830	1,077,525
Norfolk Southern Corp.	10,470	1,147,617
Swift Transportation Co. (a) (b)	35,720	1,022,663

		4,103,785

Semiconductors & Semiconductor Equipment—1.4%
Applied Materials, Inc.	110,980	2,765,621
First Solar, Inc. (a)	9,880	440,599
Freescale Semiconductor, Ltd. (a) (b)	208,820	5,268,528
Intel Corp. (b)	247,183	8,970,271
Lam Research Corp.	15,870	1,259,126
SunPower Corp. (a) (b)	15,725	406,177

		19,110,322

Software—1.4%
Cadence Design Systems, Inc. (a) (b)	25,380	481,459
Microsoft Corp.	402,399	18,691,433

		19,172,892

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.6%
Advance Auto Parts, Inc.	46,082	$7,339,941
AutoZone, Inc. (a)	4,439	2,748,229
L Brands, Inc.	43,650	3,777,908
Lowe’s Cos., Inc.	193,900	13,340,320
Ross Stores, Inc.	31,000	2,922,060
Signet Jewelers, Ltd.	36,184	4,760,729

		34,889,187

Technology Hardware, Storage & Peripherals—4.1%
Apple, Inc.	402,224	44,397,485
Hewlett-Packard Co.	109,400	4,390,222
Western Digital Corp.	64,791	7,172,364

		55,960,071

Textiles, Apparel & Luxury Goods—0.5%
Ralph Lauren Corp.	15,490	2,868,128
VF Corp.	49,590	3,714,291

		6,582,419

Tobacco—1.0%
Altria Group, Inc.	182,180	8,976,008
Lorillard, Inc.	70,190	4,417,759

		13,393,767

Total Common Stocks (Cost $712,317,556)		812,501,577

U.S. Treasury & Government Agencies—11.8%

Agency Sponsored Mortgage - Backed —10.9%
Fannie Mae 15 Yr. Pool
2.500%, TBA (c)	1,900,000	1,934,437
3.000%, 07/01/28	3,133,625	3,265,655
3.000%, TBA (c)	1,100,000	1,143,356
3.500%, 07/01/28	464,535	494,834
3.500%, 11/01/28	1,751,891	1,852,240
4.000%, 04/01/26	85,219	91,371
4.500%, 08/01/18	30,395	32,520
4.500%, 06/01/24	602,972	650,752
4.500%, 02/01/25	173,745	187,522
4.500%, 04/01/25	25,537	27,601
4.500%, 07/01/25	123,391	133,371
4.500%, 06/01/26	2,631,115	2,843,174
5.000%, TBA (c)	1,500,000	1,580,672
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	1,163,051	1,179,635
3.000%, 03/01/43	3,313,649	3,358,535
3.000%, 04/01/43	2,594,775	2,630,197
3.000%, 05/01/43	4,346,726	4,407,472
3.000%, 06/01/43	438,945	445,433
3.500%, 03/01/43	90,900	94,954
3.500%, 05/01/43	179,853	187,875
3.500%, 06/01/43	645,092	675,394

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 07/01/43	1,003,248	1,049,307
3.500%, 08/01/43	1,577,047	1,649,968
4.000%, 08/01/42	285,678	305,992
4.000%, TBA (c)	2,600,000	2,774,860
4.500%, 09/01/41	140,827	153,114
4.500%, 08/01/42	216,257	234,973
4.500%, 09/01/43	3,654,458	3,976,162
4.500%, 10/01/43	565,512	615,522
4.500%, 12/01/43	446,207	484,968
4.500%, 01/01/44	1,034,139	1,138,095
4.500%, TBA (c)	10,400,000	11,288,876
5.000%, 04/01/33	8,964	9,932
5.000%, 07/01/33	25,643	28,410
5.000%, 09/01/33	406,758	450,650
5.000%, 11/01/33	99,818	110,596
5.000%, 12/01/33	40,657	45,041
5.000%, 02/01/34	17,618	19,516
5.000%, 03/01/34	8,510	9,427
5.000%, 04/01/34	8,421	9,328
5.000%, 06/01/34	7,556	8,364
5.000%, 07/01/34	123,159	136,376
5.000%, 10/01/34	319,511	353,975
5.000%, 07/01/35	210,221	232,827
5.000%, 10/01/35	235,531	260,946
5.000%, 12/01/35	183,598	203,287
5.000%, 08/01/36	168,145	186,179
5.000%, 07/01/37	87,253	96,671
5.000%, 07/01/41	141,818	157,572
5.000%, 08/01/41	97,104	107,464
5.000%, TBA (c)	300,000	331,447
5.500%, 08/01/28	31,972	35,726
5.500%, 04/01/33	104,873	118,188
5.500%, 08/01/37	656,364	738,945
5.500%, 04/01/41	57,292	64,378
5.500%, TBA (c)	600,000	671,156
6.000%, 03/01/28	9,375	10,632
6.000%, 05/01/28	14,648	16,591
6.000%, 06/01/28	2,504	2,836
6.000%, 02/01/34	409,105	467,493
6.000%, 08/01/34	225,601	257,640
6.000%, 04/01/35	1,839,243	2,102,489
6.000%, 02/01/38	154,427	175,058
6.000%, 03/01/38	58,959	67,748
6.000%, 05/01/38	183,663	211,153
6.000%, 10/01/38	53,798	61,210
6.000%, 12/01/38	71,378	81,326
6.000%, TBA (c)	1,400,000	1,587,633
6.500%, 05/01/40	1,414,054	1,610,359
Fannie Mae ARM Pool
2.989%, 03/01/41 (d)	159,614	169,908
3.129%, 03/01/41 (d)	224,549	238,931
3.178%, 12/01/40 (d)	359,166	376,744
3.340%, 06/01/41 (d)	418,035	440,669
3.504%, 09/01/41 (d)	310,724	328,258

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
2.290%, 10/01/22	19,207	$19,015
2.440%, 01/01/23	20,000	19,848
2.450%, 08/01/22	14,205	14,205
2.660%, 09/01/22	19,318	19,563
2.760%, 05/01/21	175,000	179,472
2.780%, 04/01/22	28,552	29,204
2.980%, 01/01/22	28,531	29,576
3.200%, 04/01/22	19,257	20,202
3.210%, 05/01/23	165,000	172,876
3.340%, 04/01/24	85,000	89,676
3.450%, 01/01/24	35,000	37,156
3.470%, 01/01/24	34,628	36,815
3.650%, 08/01/23	1,867,243	2,007,708
3.670%, 08/01/23	83,701	90,119
3.700%, 10/01/23	25,000	26,979
3.760%, 03/01/24	30,000	32,425
3.780%, 10/01/23	2,217,064	2,405,712
3.810%, 11/01/23	640,396	696,359
3.855%, 12/01/25	45,000	49,167
3.860%, 11/01/23	25,000	27,197
3.870%, 10/01/25	78,711	86,421
3.890%, 05/01/30	104,433	113,091
3.930%, 10/01/23	110,000	120,443
3.960%, 05/01/34	44,664	49,075
3.970%, 05/01/29	30,000	33,034
4.060%, 10/01/28	68,373	75,908
Fannie Mae-ACES
2.364%, 01/25/22 (d) (e)	1,719,691	192,953
3.329%, 10/25/23 (d)	505,000	531,046
Freddie Mac 15 Yr. Gold Pool
2.500%, 11/01/28	2,148,986	2,188,415
3.000%, 07/01/28	1,137,130	1,182,226
3.000%, 08/01/29	756,492	788,696
3.000%, TBA (c)	100,000	103,791
3.500%, TBA (c)	1,500,000	1,583,438
4.000%, TBA (c)	2,000,000	2,117,812
Freddie Mac 20 Yr. Gold Pool
3.500%, 08/01/34	1,656,973	1,738,265
Freddie Mac 30 Yr. Gold Pool
3.000%, 03/01/43	545,769	552,314
3.000%, 04/01/43	2,912,937	2,947,611
3.000%, 08/01/43	1,306,318	1,322,117
3.000%, TBA (c)	900,000	909,141
3.500%, 04/01/42	362,323	378,561
3.500%, 08/01/42	293,599	306,952
3.500%, 09/01/42	167,195	174,498
3.500%, 11/01/42	333,317	347,203
3.500%, 04/01/43	1,074,462	1,121,434
3.500%, 12/01/43	1,031,132	1,076,244
3.500%, TBA (c)	400,000	415,906
4.000%, 08/01/42	395,929	423,433
4.000%, 09/01/42	615,105	657,515
4.000%, 01/01/44	3,941,061	4,206,061
4.000%, 07/01/44	199,395	213,437
4.000%, TBA (c)	2,100,000	2,238,469

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 09/01/43	348,310	378,231
4.500%, 11/01/43	3,350,802	3,630,566
4.500%, TBA (c)	5,400,000	5,852,883
5.500%, 07/01/33	299,966	337,984
5.500%, 04/01/39	143,814	160,737
5.500%, 06/01/41	538,418	601,899
Freddie Mac ARM Non-Gold Pool
2.999%, 02/01/41 (d)	300,249	320,130
Freddie Mac Multifamily Structured Pass-Through Certificates
1.506%, 06/25/22 (d) (e)	1,940,509	172,599
1.549%, 12/25/18 (d) (e)	3,199,880	170,685
1.733%, 03/25/22 (d) (e)	1,493,705	148,447
1.778%, 05/25/19 (d) (e)	2,504,046	165,588
2.637%, 01/25/23	1,525,000	1,531,402
FREMF Mortgage Trust
3.009%, 10/25/47 (144A) (d)	770,000	769,870
Ginnie Mae (CMO)
0.988%, 02/16/53 (d) (e)	3,198,594	239,002
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (c)	1,400,000	1,431,675
3.500%, TBA (c)	7,500,000	7,872,656
4.000%, 09/15/42	1,944,447	2,087,935
4.500%, 04/15/41	1,728,354	1,893,717
4.500%, 02/15/42	3,494,842	3,828,497
5.000%, 12/15/38	113,756	125,467
5.000%, 04/15/39	2,582,672	2,845,426
5.000%, 07/15/39	237,480	262,580
5.000%, 12/15/40	339,885	377,032
5.500%, 12/15/40	1,107,016	1,236,356
9.000%, 11/15/19	5,575	5,602
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (c)	500,000	511,313
4.000%, TBA (c)	12,600,000	13,509,415
5.000%, 10/20/39	59,161	66,058

		148,214,452

U.S. Treasury—0.9%
U.S. Treasury Bonds
2.750%, 08/15/42 (f)	350,000	349,891
3.000%, 11/15/44 (f)	1,300,000	1,366,219
U.S. Treasury Floating Rate Notes
0.110%, 07/31/16 (d) (f)	5,000,000	4,999,895
U.S. Treasury Inflation Indexed Notes (l)
0.125%, 04/15/19	6,232,226	6,163,571

		12,879,576

Total U.S. Treasury & Government Agencies (Cost $158,753,550)		161,094,028

Corporate Bonds & Notes—11.0%

Aerospace/Defense—0.0%
Triumph Group, Inc.
5.250%, 06/01/22	160,000	159,600

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.0%
William Carter Co. (The)
5.250%, 08/15/21	400,000	$412,000

Auto Manufacturers—0.1%
General Motors Co.
6.250%, 10/02/43	290,000	346,434
Volkswagen Group of America Finance LLC
1.600%, 11/20/17 (144A)	820,000	817,000

		1,163,434

Banks—3.7%
Banco Bilbao Vizcaya Argentaria S.A.
7.000%, 02/19/19 (EUR) (d)	1,000,000	1,232,736
9.000%, 05/09/18 (d)	600,000	642,000
Banco del Estado de Chile
3.875%, 02/08/22	250,000	252,377
Banco do Brasil S.A
6.250%, 04/15/24 (d)	675,000	492,750
Banco Santander S.A.
6.250%, 03/12/19 (EUR) (d)	1,500,000	1,769,698
Bank of America Corp.
4.000%, 04/01/24	925,000	963,133
4.125%, 01/22/24	500,000	525,077
4.200%, 08/26/24	255,000	259,775
6.050%, 05/16/16	950,000	1,005,980
7.750%, 05/14/38	1,000,000	1,412,304
Bank of Ireland
10.000%, 07/30/16 (EUR)	460,000	600,310
Barclays Bank plc
6.050%, 12/04/17 (144A)	2,325,000	2,557,295
Barclays plc
8.000%, 12/15/20 (EUR) (d)	350,000	440,776
8.250%, 12/15/18 (d)	600,000	614,951
BPCE S.A.
5.150%, 07/21/24 (144A)	2,150,000	2,215,513
Capital One Financial Corp.
6.150%, 09/01/16	1,575,000	1,692,553
CIT Group, Inc.
5.500%, 02/15/19 (144A)	540,000	569,700
Citigroup, Inc.
1.700%, 07/25/16	525,000	528,596
1.850%, 11/24/17	1,050,000	1,048,794
2.500%, 09/26/18	250,000	252,921
4.300%, 11/20/26	1,200,000	1,197,312
4.450%, 01/10/17	269,000	284,355
5.500%, 09/13/25	2,150,000	2,378,986
Credit Agricole S.A.
6.500%, 06/23/21 (EUR) (d)	450,000	552,963
6.625%, 09/23/19 (144A) (d)	270,000	261,697
8.125%, 09/19/33 (144A) (d)	225,000	251,027
Credit Suisse AG
5.750%, 09/18/25 (EUR) (d)	280,000	382,860
Credit Suisse Group AG
6.250%, 12/18/24 (144A) (d)	465,000	447,214
Credit Suisse Group Guernsey I, Ltd.
7.875%, 02/24/41 (d)	250,000	265,000

Banks—(Continued)
Development Bank of Kazakhstan JSC
4.125%, 12/10/22	275,000	231,000
Export-Import Bank of India
4.000%, 01/14/23 (b)	280,000	280,076
Goldman Sachs Group, Inc. (The)
1.836%, 11/29/23 (d)	864,000	887,665
3.625%, 02/07/16	331,000	339,625
3.625%, 01/22/23	552,000	558,967
6.250%, 02/01/41	430,000	543,582
6.750%, 10/01/37	1,375,000	1,728,891
HSBC Holdings plc
5.250%, 03/14/44	280,000	313,643
5.625%, 01/17/20 (b) (d)	675,000	677,362
6.800%, 06/01/38	625,000	828,859
Industrial & Commercial Bank of China, Ltd.
6.000%, 12/10/19 (144A) (d)	472,000	477,900
JPMorgan Chase & Co.
2.600%, 01/15/16	520,000	528,912
3.375%, 05/01/23	710,000	702,413
4.750%, 03/01/15	467,000	469,670
4.850%, 02/01/44	495,000	549,105
5.625%, 08/16/43 (b)	500,000	581,451
6.000%, 01/15/18	725,000	811,158
6.750%, 02/01/24 (d)	388,000	409,340
KBC Groep NV
5.625%, 03/19/19 (EUR) (d)	190,000	224,737
LBI HF
6.100%, 08/25/11 (144A) (g)	320,000	31,200
Lloyds Banking Group plc
6.375%, 06/27/20 (EUR) (d)	780,000	959,177
7.000%, 06/27/19 (GBP) (d)	280,000	433,135
Morgan Stanley
2.500%, 01/24/19	455,000	455,413
3.800%, 04/29/16	345,000	356,392
4.350%, 09/08/26	520,000	523,107
5.000%, 11/24/25	707,000	754,450
5.550%, 04/27/17	1,350,000	1,465,336
6.250%, 08/28/17	1,000,000	1,110,864
Royal Bank of Scotland Group plc
5.125%, 05/28/24	535,000	544,197
6.125%, 12/15/22	560,000	609,507
Santander U.S. Debt S.A. Unipersonal
3.724%, 01/20/15 (144A)	1,000,000	1,001,369
Societe Generale S.A.
6.000%, 01/27/20 (144A) (d)	300,000	273,000
6.750%, 04/07/21 (EUR) (d)	480,000	563,690
8.250%, 11/29/18 (b) (d)	1,210,000	1,242,972
UBS AG
7.625%, 08/17/22	250,000	294,339
UniCredit S.p.A.
8.000%, 06/03/24 (d)	230,000	223,445
Wells Fargo & Co.
4.100%, 06/03/26	1,385,000	1,415,549
4.125%, 08/15/23	615,000	645,492
4.650%, 11/04/44	275,000	283,762

		49,429,405

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc.
0.800%, 07/15/15	550,000	$550,882

Biotechnology—0.1%
Amgen, Inc.
5.650%, 06/15/42	236,000	280,793
Celgene Corp.
4.625%, 05/15/44	715,000	741,644
Gilead Sciences, Inc.
3.500%, 02/01/25 (b)	420,000	431,088

		1,453,525

Building Materials—0.1%
Building Materials Corp. of America
5.375%, 11/15/24 (144A)	145,000	144,638
6.750%, 05/01/21 (144A)	270,000	285,525
Cemex S.A.B. de C.V.
4.750%, 01/11/22 (EUR)	220,000	260,554
Union Andina de Cementos SAA
5.875%, 10/30/21 (144A)	565,000	573,192

		1,263,909

Chemicals—0.1%
CF Industries, Inc.
5.150%, 03/15/34	1,060,000	1,108,759
Eagle Spinco, Inc.
4.625%, 02/15/21	225,000	213,188
NOVA Chemicals Corp.
5.000%, 05/01/25 (144A)	315,000	312,637

		1,634,584

Coal—0.0%
Peabody Energy Corp.
6.000%, 11/15/18	20,000	18,150
6.500%, 09/15/20 (b)	360,000	312,300

		330,450

Commercial Services—0.1%
ADT Corp. (The)
6.250%, 10/15/21 (b)	470,000	482,925
Cardtronics, Inc.
5.125%, 08/01/22 (144A)	220,000	214,500
Deluxe Corp.
7.000%, 03/15/19 (b)	210,000	219,188
Sotheby’s
5.250%, 10/01/22 (144A)	345,000	326,025

		1,242,638

Computers—0.0%
NCR Corp.
4.625%, 02/15/21	240,000	232,800

Diversified Financial Services—0.5%
Ally Financial, Inc.
3.750%, 11/18/19	335,000	329,975
5.125%, 09/30/24 (b)	80,000	81,200
American Express Co.
3.625%, 12/05/24	650,000	655,418
General Electric Capital Corp.
5.300%, 02/11/21	1,225,000	1,398,934
6.250%, 12/15/22 (d)	600,000	653,250
General Motors Financial Co., Inc.
3.500%, 07/10/19	1,080,000	1,102,812
4.750%, 08/15/17	1,215,000	1,281,339
International Lease Finance Corp.
5.875%, 04/01/19 (b)	810,000	872,775
Navient Corp.
5.500%, 01/15/19	520,000	531,700
7.250%, 01/25/22	290,000	314,650

		7,222,053

Electric—0.4%
AES Corp.
5.500%, 03/15/24	325,000	329,810
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	1,121,000	1,467,156
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/24 (b)	370,000	376,770
DPL, Inc.
7.250%, 10/15/21	345,000	351,900
Duke Energy Florida, Inc.
5.650%, 06/15/18	225,000	253,753
Duke Energy Progress, Inc.
4.375%, 03/30/44	225,000	247,051
Empresa Electrica Angamos S.A.
4.875%, 05/25/29 (144A) (b)	830,000	815,475
Eskom Holdings SOC, Ltd.
5.750%, 01/26/21 (144A)	1,025,000	1,030,125
NRG Energy, Inc.
6.250%, 07/15/22	200,000	204,500
Pacific Gas & Electric Co.
3.750%, 02/15/24 (b)	360,000	374,839

		5,451,379

Engineering & Construction—0.0%
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	5,443	4,980

Environmental Control—0.0%
Clean Harbors, Inc.
5.250%, 08/01/20	210,000	211,050

Food—0.1%
ESAL GmbH
6.250%, 02/05/23	525,000	497,438
Grupo Bimbo S.A.B. de C.V.
4.875%, 06/27/44 (144A)	1,270,000	1,277,620

		1,775,058

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.0%
Clearwater Paper Corp.
5.375%, 02/01/25 (144A)	220,000	$216,700

Gas—0.0%
Southern Star Central Corp.
5.125%, 07/15/22 (144A)	25,000	25,125

Healthcare-Products—0.2%
Medtronic, Inc.
2.500%, 03/15/20 (144A)	855,000	857,243
3.150%, 03/15/22 (144A)	780,000	789,887
4.625%, 03/15/45 (144A)	375,000	406,496

		2,053,626

Healthcare-Services—0.3%
Anthem, Inc.
2.300%, 07/15/18	822,000	826,550
CHS/Community Health Systems, Inc.
5.125%, 08/01/21	250,000	259,375
HCA, Inc.
6.500%, 02/15/20	810,000	907,605
Tenet Healthcare Corp.
6.000%, 10/01/20	460,000	493,962
UnitedHealth Group, Inc.
1.400%, 10/15/17	625,000	624,388
2.300%, 12/15/19	900,000	903,717

		4,015,597

Holding Companies-Diversified—0.1%
Hutchison Whampoa International, Ltd.
2.000%, 11/08/17 (144A)	1,475,000	1,477,965

Home Builders—0.0%
Lennar Corp.
4.500%, 06/15/19	215,000	215,000
Ryland Group, Inc. (The)
5.375%, 10/01/22	240,000	232,800

		447,800

Insurance—0.4%
American International Group, Inc.
5.450%, 05/18/17	335,000	365,518
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	525,000	533,875
3.500%, 03/10/25 (b)	370,000	372,352
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	325,000	524,386
Nationwide Mutual Insurance Co.
9.375%, 08/15/39 (144A)	910,000	1,441,856
Prudential Financial, Inc.
4.750%, 09/17/15	842,000	863,993
Teachers Insurance & Annuity Association of America
6.850%, 12/16/39 (144A)	574,000	783,986

		4,885,966

Internet—0.1%
Alibaba Group Holding, Ltd.
4.500%, 11/28/34 (144A)	360,000	370,085
Amazon.com, Inc.
4.950%, 12/05/44	800,000	826,404
Equinix, Inc.
4.875%, 04/01/20	190,000	189,050

		1,385,539

Iron/Steel—0.2%
ABJA Investment Co. Pte, Ltd.
5.950%, 07/31/24 (b)	985,000	983,030
ArcelorMittal
5.750%, 08/05/20	465,000	482,437
Glencore Funding LLC
1.700%, 05/27/16 (144A)	625,000	625,994
Steel Dynamics, Inc.
5.125%, 10/01/21 (144A)	95,000	96,781
5.500%, 10/01/24 (144A)	105,000	107,625
United States Steel Corp.
6.875%, 04/01/21	15,000	15,225
7.375%, 04/01/20	26,000	27,300

		2,338,392

Machinery-Diversified—0.0%
Case New Holland Industrial, Inc.
7.875%, 12/01/17	335,000	368,500
CNH Industrial Capital LLC
3.375%, 07/15/19 (144A)	15,000	14,325

		382,825

Media—1.0%
21st Century Fox America, Inc.
6.150%, 03/01/37	825,000	1,033,977
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 02/15/23	10,000	9,775
5.250%, 09/30/22	330,000	329,175
5.750%, 09/01/23 (b)	60,000	60,750
Comcast Corp.
4.750%, 03/01/44	740,000	824,650
Cox Communications, Inc.
3.850%, 02/01/25 (144A)	520,000	524,897
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.950%, 01/15/25	275,000	277,164
5.000%, 03/01/21	291,000	317,335
5.150%, 03/15/42	439,000	453,645
DISH DBS Corp.
7.875%, 09/01/19	490,000	556,150
Gannett Co., Inc.
4.875%, 09/15/21 (144A)	225,000	223,312
5.125%, 10/15/19	550,000	562,375
NBCUniversal Media LLC
5.150%, 04/30/20	601,000	682,015

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Sky plc
2.625%, 09/16/19 (144A)	810,000	$810,301
Time Warner Cable, Inc.
5.000%, 02/01/20	710,000	782,409
8.250%, 04/01/19	626,000	766,314
8.750%, 02/14/19	669,000	828,124
Time Warner, Inc.
2.100%, 06/01/19	695,000	684,717
5.875%, 11/15/16	485,000	525,718
6.500%, 11/15/36	1,325,000	1,685,631
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.500%, 01/15/23 (144A)	450,000	470,250
Viacom, Inc.
5.625%, 09/15/19	775,000	870,376
Videotron, Ltd.
5.375%, 06/15/24 (144A)	425,000	433,500

		13,712,560

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd.
6.875%, 04/01/22 (144A) (b)	270,000	224,775
Freeport-McMoRan, Inc.
4.000%, 11/14/21	860,000	852,090
5.450%, 03/15/43	175,000	165,475

		1,242,340

Oil & Gas—0.8%
Anadarko Petroleum Corp.
6.375%, 09/15/17	900,000	1,000,622
BP Capital Markets plc
2.521%, 01/15/20	385,000	385,450
California Resources Corp.
5.000%, 01/15/20 (144A) (b)	15,000	13,013
5.500%, 09/15/21 (144A)	85,000	72,675
6.000%, 11/15/24 (144A) (b)	5,000	4,225
Cenovus Energy, Inc.
5.200%, 09/15/43	725,000	698,229
CNPC General Capital, Ltd.
1.450%, 04/16/16 (144A)	1,300,000	1,297,101
Concho Resources, Inc.
6.500%, 01/15/22	65,000	67,925
Denbury Resources, Inc.
5.500%, 05/01/22	107,000	97,905
Harvest Operations Corp.
6.875%, 10/01/17	210,000	202,387
Lukoil International Finance B.V.
3.416%, 04/24/18 (144A)	1,150,000	977,500
MEG Energy Corp.
7.000%, 03/31/24 (144A) (b)	151,000	136,655
Nexen Energy ULC
5.875%, 03/10/35	35,000	41,101
Pertamina Persero PT
5.625%, 05/20/43	275,000	258,500

Oil & Gas—(Continued)
Petrobras Global Finance B.V.
5.375%, 10/01/29 (GBP) (b)	1,075,000	1,332,019
Petrobras International Finance Co. S.A.
3.875%, 01/27/16	1,835,000	1,800,685
Petroleos Mexicanos
5.500%, 06/27/44	625,000	637,500
SM Energy Co.
6.125%, 11/15/22 (144A)	55,000	51,700
State Oil Co. of the Azerbaijan Republic
4.750%, 03/13/23	800,000	772,052
Tesoro Corp.
5.125%, 04/01/24	150,000	148,875
WPX Energy, Inc.
5.250%, 09/15/24	70,000	65,100
6.000%, 01/15/22	55,000	52,938

		10,114,157

Packaging & Containers—0.0%
Graphic Packaging International, Inc.
4.875%, 11/15/22	220,000	221,100

Pharmaceuticals—0.1%
Bayer U.S. Finance LLC
2.375%, 10/08/19 (144A)	425,000	426,687
Cardinal Health, Inc.
3.500%, 11/15/24	1,075,000	1,071,965
Perrigo Co. plc
1.300%, 11/08/16	335,000	333,533

		1,832,185

Pipelines—0.4%
Energy Transfer Equity L.P.
7.500%, 10/15/20	390,000	432,900
Energy Transfer Partners L.P.
4.150%, 10/01/20	992,000	1,016,978
Kinder Morgan Energy Partners L.P.
5.500%, 03/01/44	675,000	686,164
Kinder Morgan, Inc.
3.050%, 12/01/19	190,000	188,489
4.300%, 06/01/25	440,000	440,205
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
4.875%, 12/01/24 (b)	105,000	102,637
6.750%, 11/01/20	105,000	109,200
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	345,000	348,882
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.500%, 10/15/19 (144A)	130,000	129,025
6.250%, 10/15/22 (144A)	200,000	199,500
Williams Partners L.P.
3.900%, 01/15/25	930,000	893,801
4.300%, 03/04/24	695,000	693,723

		5,241,504

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.7%
American Tower Corp.
3.400%, 02/15/19	785,000	798,988
4.500%, 01/15/18	425,000	451,344
7.000%, 10/15/17	240,000	270,969
Brandywine Operating Partnership L.P.
3.950%, 02/15/23	875,000	882,434
Duke Realty L.P.
3.625%, 04/15/23 (b)	550,000	552,133
3.750%, 12/01/24 (b)	240,000	242,834
Health Care REIT, Inc.
4.500%, 01/15/24	500,000	529,494
Kimco Realty Corp.
3.125%, 06/01/23	850,000	832,787
Liberty Property L.P.
4.125%, 06/15/22	525,000	544,229
Prologis L.P.
3.350%, 02/01/21	2,675,000	2,710,920
Ventas Realty L.P. / Ventas Capital Corp.
2.700%, 04/01/20	1,645,000	1,627,802
3.125%, 11/30/15	500,000	510,103

		9,954,037

Retail—0.1%
CVS Health Corp.
5.300%, 12/05/43	102,000	121,933
Group 1 Automotive, Inc.
5.000%, 06/01/22 (144A)	205,000	200,388
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/22	45,000	47,138
Wal-Mart Stores, Inc.
4.300%, 04/22/44	475,000	518,484

		887,943

Savings & Loans—0.1%
Nationwide Building Society
6.875%, 06/20/19 (GBP) (d)	730,000	1,110,757

Semiconductors—0.1%
Sensata Technologies B.V.
5.625%, 11/01/24 (144A)	20,000	20,750
TSMC Global, Ltd.
1.625%, 04/03/18 (144A)	1,400,000	1,374,128

		1,394,878

Software—0.1%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	420,000	441,000
Audatex North America, Inc.
6.000%, 06/15/21 (144A)	270,000	278,100
6.125%, 11/01/23 (144A)	60,000	61,950
MSCI, Inc.
5.250%, 11/15/24 (144A)	75,000	77,625

		858,675

Sovereign—0.0%
Republic of Angola Via Northern Lights III B.V.
7.000%, 08/16/19	500,000	497,500

Telecommunications—0.8%
AT&T, Inc.
4.800%, 06/15/44	510,000	519,668
Inmarsat Finance plc
4.875%, 05/15/22 (144A)	130,000	128,700
SoftBank Corp.
4.500%, 04/15/20 (144A)	380,000	374,300
Sprint Communications, Inc.
7.000%, 03/01/20 (144A)	540,000	583,200
Sprint Corp.
7.125%, 06/15/24	200,000	186,000
T-Mobile USA, Inc.
6.464%, 04/28/19	440,000	457,600
6.731%, 04/28/22	400,000	412,000
Verizon Communications, Inc.
2.625%, 02/21/20 (144A)	1,777,000	1,756,683
3.450%, 03/15/21	365,000	373,045
4.400%, 11/01/34	800,000	795,185
4.862%, 08/21/46 (144A)	525,000	539,294
5.012%, 08/21/54 (144A)	783,000	810,052
5.150%, 09/15/23	403,000	445,006
6.550%, 09/15/43	2,180,000	2,792,905

		10,173,638

Transportation—0.0%
Ryder System, Inc.
2.550%, 06/01/19	365,000	365,502

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
4.875%, 07/11/22 (144A)	1,425,000	1,535,037

Total Corporate Bonds & Notes (Cost $149,461,116)		148,909,095

Mortgage-Backed Securities—6.4%

Collateralized Mortgage Obligations—1.7%
Adjustable Rate Mortgage Trust
0.440%, 11/25/35 (d)	437,553	397,947
Banc of America Funding Trust
0.396%, 02/20/47 (d)	1,922,716	1,615,975
Bear Stearns Adjustable Rate Mortgage Trust
2.743%, 07/25/36 (d)	920,652	775,972
Bear Stearns ALT-A Trust
0.650%, 02/25/36 (d)	1,368,897	1,131,918
2.677%, 08/25/36 (d)	1,163,260	846,486
Bear Stearns Mortgage Funding Trust
0.370%, 02/25/37 (d)	1,162,918	865,643
Countrywide Alternative Loan Trust
0.440%, 01/25/36 (d)	374,506	332,827

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust
0.490%, 11/25/35 (d)	254,264	$202,352
0.620%, 10/25/36 (d)	246,271	180,592
0.970%, 12/25/35 (d)	360,943	297,529
5.500%, 11/25/35	1,632,747	1,480,998
5.750%, 05/25/36	106,398	90,246
6.000%, 12/25/36	259,339	205,285
6.000%, 05/25/37	338,260	274,990
Countrywide Home Loan Mortgage Pass-Through Trust
0.370%, 04/25/46 (d)	511,414	413,605
0.510%, 02/25/35 (d)	268,770	241,595
0.510%, 03/25/35 (d)	285,850	246,244
2.424%, 06/20/35 (d)	44,310	42,335
2.538%, 09/25/47 (d)	1,104,734	984,186
5.750%, 08/25/37	259,683	247,963
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.320%, 12/25/36 (d)	617,887	532,271
DSLA Mortgage Loan Trust
1.033%, 03/19/46 (d)	138,110	105,596
Fannie Mae Connecticut Avenue Securities
3.070%, 07/25/24 (d)	415,000	371,591
3.170%, 07/25/24 (d)	715,000	645,897
5.055%, 11/25/24 (d)	250,000	253,898
Freddie Mac Structured Agency Credit Risk Debt Notes
4.670%, 02/25/24 (d)	355,000	351,187
4.920%, 10/25/24 (d)	250,000	246,952
GSR Mortgage Loan Trust
0.670%, 11/25/35 (d)	928,167	681,834
2.630%, 01/25/36 (d)	1,285,583	1,192,215
6.000%, 07/25/37	673,335	609,085
HarborView Mortgage Loan Trust
0.514%, 01/19/35 (d)	131,203	91,522
IndyMac INDX Mortgage Loan Trust
0.370%, 10/25/36 (d)	214,754	183,836
0.410%, 07/25/35 (d)	96,769	87,439
2.667%, 10/25/35 (d)	136,566	117,673
Lehman XS Trust
0.360%, 11/25/46 (d)	1,223,796	985,350
0.410%, 06/25/47 (d)	1,181,455	794,175
1.020%, 09/25/47 (d)	143,084	114,145
Luminent Mortgage Trust
0.370%, 02/25/46 (d)	201,779	152,031
0.410%, 04/25/36 (d)	214,294	141,395
0.430%, 11/25/35 (d)	105,360	94,776
MASTR Adjustable Rate Mortgages Trust
0.410%, 05/25/37 (d)	284,901	192,040
2.041%, 09/25/33 (d)	200,036	200,644
Morgan Stanley Mortgage Loan Trust
2.592%, 05/25/36 (d)	610,031	444,311
Residential Accredit Loans, Inc. Trust
0.390%, 02/25/46 (d)	534,527	257,127
0.913%, 09/25/46 (d)	782,395	523,814
1.406%, 11/25/37 (d)	266,629	169,582

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust
0.470%, 09/25/34 (d)	122,897	108,997
WaMu Mortgage Pass-Through Certificates Trust
0.933%, 12/25/46 (d)	161,089	129,165
1.093%, 07/25/46 (d)	139,358	118,110
Wells Fargo Alternative Loan Trust
2.579%, 12/28/37 (d)	44,560	38,307
Wells Fargo Mortgage Backed Securities Trust
2.489%, 10/25/36 (d)	890,069	827,610
2.609%, 10/25/35 (d)	1,541,000	1,483,562

		23,120,825

Commercial Mortgage-Backed Securities—4.7%
BB-UBS Trust
3.430%, 11/05/36 (144A)	2,520,000	2,564,065
Bear Stearns Commercial Mortgage Securities Trust
4.871%, 09/11/42	361,627	366,834
5.129%, 10/12/42 (d)	806,982	818,385
5.331%, 02/11/44	169,283	180,867
5.405%, 12/11/40 (d)	1,134,748	1,164,865
5.449%, 12/11/40 (d)	170,000	175,501
5.537%, 10/12/41	638,073	673,015
5.694%, 06/11/50 (d)	930,170	1,008,917
CD Commercial Mortgage Trust
5.322%, 12/11/49	1,645,000	1,741,663
CD Mortgage Trust
5.299%, 01/15/46 (d)	760,000	781,443
6.124%, 11/15/44 (d)	80,000	87,699
Citigroup Commercial Mortgage Trust
4.023%, 03/10/47	655,000	701,576
6.142%, 12/10/49 (d)	440,000	481,464
COBALT CMBS Commercial Mortgage Trust
5.223%, 08/15/48	422,982	445,735
5.254%, 08/15/48	140,000	142,587
Commercial Mortgage Pass-Through Certificates
3.424%, 03/10/31 (144A)	1,065,000	1,092,844
3.694%, 08/10/47	365,000	380,157
3.961%, 03/10/47	730,000	781,929
4.236%, 07/10/45 (d)	680,134	747,034
4.354%, 03/10/46 (144A) (d)	315,000	213,327
4.575%, 10/15/45 (144A) (d)	165,000	156,080
6.040%, 12/10/49 (d)	1,700,805	1,827,935
Credit Suisse Commercial Mortgage Trust
5.702%, 06/15/39 (d)	19,447	20,773
5.970%, 02/15/41 (d)	305,000	334,333
Credit Suisse First Boston Mortgage Securities Corp.
4.771%, 07/15/37	420,000	423,817
FREMF Mortgage Trust
5.238%, 09/25/43 (144A) (d)	855,000	945,086

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GMAC Commercial Mortgage Securities, Inc.
5.238%, 11/10/45 (d)	399,734	$406,809
Greenwich Capital Commercial Mortgage Trust
5.736%, 12/10/49	1,655,000	1,792,443
GS Mortgage Securities Corp. II
2.954%, 11/05/34 (144A)	1,200,000	1,198,084
GS Mortgage Securities Corp. Trust
3.633%, 06/05/31 (144A)	130,000	133,943
GS Mortgage Securities Trust
0.313%, 07/10/46 (d) (e)	13,013,641	150,047
1.689%, 08/10/44 (144A) (d) (e)	1,665,873	97,225
3.674%, 04/10/47 (144A)	235,000	162,921
3.680%, 04/10/47	635,000	665,869
3.862%, 06/10/47	1,015,000	1,077,809
3.998%, 04/10/47	520,000	557,705
4.867%, 04/10/47 (144A) (d)	585,000	555,338
Hilton USA Trust
2.662%, 11/05/30 (144A)	1,055,000	1,056,330
2.907%, 11/05/30 (144A) (d)	251,294	251,307
JP Morgan Chase Commercial Mortgage Securities Corp.
2.840%, 12/15/47	890,059	888,256
4.425%, 12/15/47 (144A) (d)	245,000	210,707
JP Morgan Chase Commercial Mortgage Securities Trust
0.888%, 09/15/47 (d) (e)	4,833,271	250,402
1.661%, 02/12/51 (d)	1,007,125	1,010,346
2.753%, 10/15/45 (144A) (d)	265,147	203,345
3.775%, 08/15/47	520,000	549,955
3.905%, 05/05/30 (144A)	905,000	945,978
3.997%, 04/15/47	570,000	613,308
4.199%, 01/15/47	1,280,000	1,398,921
5.243%, 01/12/43 (d)	685,000	700,106
5.336%, 05/15/47	1,475,549	1,567,068
5.399%, 05/15/45	623,593	656,149
5.433%, 12/12/44 (d)	650,000	674,049
5.698%, 02/12/49 (d)	1,325,000	1,421,492
5.865%, 04/15/45 (d)	735,000	767,465
6.068%, 02/12/51	724,753	792,003
JPMorgan Chase Commercial Mortgage Securities Trust
5.716%, 02/15/51	507,911	546,250
LB-UBS Commercial Mortgage Trust
5.858%, 07/15/40 (d)	1,878,694	1,982,409
5.866%, 09/15/45 (d)	428,388	470,650
6.154%, 04/15/41 (d)	460,000	507,193
Merrill Lynch Mortgage Trust
5.137%, 07/12/38 (d)	260,058	265,367
ML-CFC Commercial Mortgage Trust
5.378%, 08/12/48	1,186,180	1,260,077
5.419%, 08/12/48	340,000	356,952
5.700%, 09/12/49	1,630,000	1,762,799
Morgan Stanley Bank of America Merrill Lynch Trust
3.134%, 12/15/48	155,000	157,114
3.741%, 08/15/47	320,000	337,021

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust
4.064%, 02/15/47	1,295,000	1,396,685
4.500%, 08/15/45 (144A)	250,000	192,726
Morgan Stanley Capital I Trust
3.469%, 08/11/29 (144A)	795,000	822,646
4.989%, 08/13/42	986,155	988,519
5.206%, 11/14/42 (d)	292,661	297,276
5.404%, 10/12/52 (144A) (d)	135,000	136,668
5.656%, 10/15/42 (d)	139,689	143,498
5.692%, 04/15/49 (d)	2,185,000	2,352,629
5.809%, 12/12/49	650,081	706,749
Morgan Stanley Re-REMIC Trust
5.796%, 08/12/45 (144A) (d)	207,425	222,322
5.796%, 08/15/45 (144A) (d)	790,527	847,301
UBS-Barclays Commercial Mortgage Trust
3.185%, 03/10/46	735,000	747,269
4.092%, 03/10/46 (144A) (d)	155,000	127,083
VNDO Mortgage Trust
2.996%, 11/15/30 (144A)	1,105,000	1,106,085
Wachovia Bank Commercial Mortgage Trust
4.935%, 04/15/42	263,758	263,994
5.396%, 03/15/42 (144A) (d)	325,000	326,446
5.418%, 01/15/45 (d)	46,984	48,198
Wells Fargo Commercial Mortgage Trust
2.918%, 10/15/45	255,000	256,814
3.817%, 08/15/50	520,000	550,009
WF-RBS Commercial Mortgage Trust
1.461%, 03/15/47 (d) (e)	2,478,188	208,720
2.917%, 08/15/47	375,233	385,259
3.016%, 11/15/47 (144A)	550,000	375,625
3.678%, 08/15/47	780,000	817,417
3.995%, 05/15/47	565,000	606,616
4.045%, 03/15/47	1,000,000	1,076,274
4.101%, 03/15/47	510,000	552,139
4.902%, 06/15/44 (144A) (d)	650,000	731,417
5.000%, 06/15/44 (144A) (d)	105,000	98,166
5.000%, 04/15/45 (144A) (d)	130,000	100,419
5.562%, 04/15/45 (144A) (d)	255,000	272,163

		63,416,275

Total Mortgage-Backed Securities (Cost $85,749,588)		86,537,100

Asset-Backed Securities—6.1%

Asset-Backed - Automobile—1.8%
American Credit Acceptance Receivables Trust
1.140%, 03/12/18 (144A)	254,220	254,288
AmeriCredit Automobile Receivables Trust
1.310%, 11/08/17	550,000	551,718
1.520%, 01/08/19	185,000	185,214
1.660%, 09/10/18	1,150,000	1,155,962
1.690%, 11/08/18	325,000	325,877
1.930%, 08/08/18	415,000	417,564

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
AmeriCredit Automobile Receivables Trust
2.290%, 11/08/19	100,000	$100,715
2.420%, 05/08/18	1,006,000	1,020,962
2.640%, 10/10/17	430,000	436,855
2.720%, 09/09/19	620,000	630,685
3.310%, 10/08/19	245,000	248,995
3.440%, 10/08/17	565,000	574,308
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	340,000	340,100
1.500%, 04/15/21 (144A)	330,000	330,653
1.550%, 10/15/21 (144A)	690,000	688,639
1.880%, 03/15/22 (144A)	1,280,000	1,280,046
DT Auto Owner Trust
4.940%, 07/16/18 (144A)	374,022	379,465
First Investors Auto Owner Trust
1.490%, 01/15/20 (144A)	395,000	395,179
1.670%, 11/16/20 (144A)	1,055,000	1,051,839
1.810%, 10/15/18 (144A)	195,000	195,800
2.390%, 11/16/20 (144A)	285,000	284,140
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	331,414	330,572
GM Financial Automobile Leasing Trust
1.960%, 03/20/18 (144A)	200,000	200,214
Prestige Auto Receivables Trust
1.090%, 02/15/18 (144A)	195,440	195,686
1.330%, 05/15/19 (144A)	330,000	330,491
Santander Drive Auto Receivables Trust
1.550%, 10/15/18	805,000	807,574
1.590%, 10/15/18	1,245,000	1,247,638
1.780%, 11/15/18 (144A)	2,360,000	2,364,812
1.820%, 05/15/19	305,000	305,117
1.890%, 10/15/19 (144A)	775,000	781,825
1.940%, 03/15/18	535,000	538,654
2.160%, 01/15/20	610,000	617,673
2.250%, 06/17/19	665,000	671,380
2.360%, 04/15/20	785,000	789,399
2.700%, 08/15/18	350,000	356,062
2.940%, 12/15/17	520,000	527,104
3.120%, 10/15/19 (144A)	300,000	307,167
3.250%, 01/15/20	510,000	525,211
3.780%, 11/15/17	406,867	411,978
3.780%, 10/15/19 (144A)	195,000	200,704
4.670%, 01/15/20 (144A)	1,085,000	1,123,336
Westlake Automobile Receivables Trust
1.580%, 04/15/20 (144A)	1,335,000	1,334,741

		24,816,342

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust
0.240%, 12/25/46 (d)	437,914	236,262
0.400%, 04/25/47 (d)	316,699	206,071
0.410%, 11/25/36 (d)	411,526	240,368
0.470%, 03/25/36 (d)	1,887,002	1,319,368
5.985%, 06/25/36 (d)	729,044	438,222
Morgan Stanley ABS Capital I, Inc. Trust
0.320%, 06/25/36 (d)	1,409,321	1,057,500

		3,497,791

Asset-Backed - Other—4.0%
AMMC CLO, Ltd.
1.798%, 07/27/26 (144A) (d)	1,340,000	1,326,769
Apidos CDO
1.681%, 01/19/25 (144A) (d)	895,000	884,650
1.728%, 04/17/26 (144A) (d)	1,595,000	1,584,476
Ares CLO, Ltd.
1.081%, 04/20/23 (144A) (d)	1,311,255	1,299,259
1.748%, 04/17/26 (144A) (d)	1,475,000	1,462,912
Atlas Senior Loan Fund, Ltd.
1.796%, 10/15/26 (144A) (d)	1,190,000	1,181,113
1.796%, 07/16/26 (144A) (d)	615,000	612,159
Atrium VII
1.982%, 11/16/22 (144A) (d)	550,000	549,997
Avalon Capital, Ltd.
2.078%, 04/17/23 (144A) (d)	585,000	579,438
Avery Point CLO, Ltd.
1.754%, 04/25/26 (144A) (d)	1,460,000	1,456,703
Babson CLO, Ltd.
1.720%, 07/20/25 (144A) (d)	340,000	338,724
Battalion CLO, Ltd.
1.632%, 10/22/25 (144A) (d)	615,000	609,077
Benefit Street Partners CLO II, Ltd.
1.431%, 07/15/24 (144A) (d)	320,000	312,501
Carlyle Global Market Strategies CLO, Ltd.
1.621%, 01/20/25 (144A) (d)	1,935,000	1,923,030
Cavalary CLO II
2.228%, 01/17/24 (144A) (d)	990,000	961,096
Cent CLO 21, Ltd.
1.721%, 07/27/26 (144A) (d)	940,000	933,382
CIFC Funding, Ltd.
1.713%, 05/24/26 (144A) (d)	1,580,000	1,567,558
1.731%, 04/18/25 (144A) (d)	1,585,000	1,568,426
2.333%, 08/14/24 (144A) (d)	985,000	984,990
Dryden Senior Loan Fund
1.711%, 07/15/26 (144A) (d)	1,605,000	1,589,663
Finance America Mortgage Loan Trust
1.220%, 09/25/33 (d)	130,708	123,140
Flatiron CLO, Ltd.
2.136%, 07/17/26 (144A) (d)	330,000	323,978
Ford Credit Floorplan Master Owner Trust
1.400%, 02/15/19	230,000	229,621
2.860%, 01/15/19	139,000	142,988
3.500%, 01/15/19	265,000	275,224
Fremont Home Loan Trust
1.220%, 12/25/33 (d)	114,940	109,444
GMACM Home Equity Loan Trust
0.410%, 10/25/34 (144A) (d)	178,788	168,005
Gramercy Park CLO, Ltd.
1.528%, 07/17/23 (144A) (d)	1,345,000	1,330,239
GT Loan Financing I, Ltd.
1.503%, 10/28/24 (144A) (d)	680,000	671,683
HLSS Servicer Advance Receivables Backed Notes
1.495%, 05/16/44 (144A)	140,000	139,916
1.793%, 05/15/46 (144A)	2,210,000	2,183,038
1.979%, 08/15/46 (144A)	385,000	386,271

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
HLSS Servicer Advance Receivables Trust
1.990%, 10/15/45 (144A)	440,000	$441,769
ING Investment Management Co.
1.441%, 03/14/22 (144A) (d)	1,500,000	1,491,669
1.761%, 10/15/22 (144A) (d)	435,000	433,622
2.091%, 03/14/22 (144A) (d)	500,000	495,392
KKR Financial CLO, Ltd.
1.381%, 07/15/25 (144A) (d)	565,000	551,303
Knollwood CDO, Ltd.
3.433%, 01/10/39 (144A) (d)	557,963	6
Lehman XS Trust
0.430%, 11/25/35 (d)	290,413	206,999
Limerock CLO
1.731%, 04/18/26 (144A) (d)	1,590,000	1,579,271
Madison Park Funding, Ltd.
1.731%, 07/20/26 (144A) (d)	1,485,000	1,480,125
Magnetite, Ltd.
1.700%, 07/25/26 (144A) (d)	1,255,000	1,245,542
1.711%, 04/15/26 (144A) (d)	970,000	963,506
2.230%, 07/25/26 (144A) (d)	1,010,000	990,928
Neuberger Berman CLO, Ltd.
1.626%, 08/04/25 (144A) (d)	1,230,000	1,214,825
1.701%, 04/15/26 (144A) (d)	1,170,000	1,159,910
Newcastle Mortgage Securities Trust
0.400%, 04/25/37 (d)	525,000	343,657
Oak Hill Credit Partners X, Ltd.
1.701%, 07/20/26 (144A) (d)	455,000	454,346
Octagon Investment Partners XVI, Ltd.
1.348%, 07/17/25 (144A) (d)	720,000	703,475
OHA Loan Funding, Ltd.
1.503%, 08/23/24 (144A) (d)	695,000	687,404
OZLM Funding IV, Ltd.
1.382%, 07/22/25 (144A) (d)	1,205,000	1,181,566
SBA Tower Trust
2.898%, 10/15/44 (144A)	845,000	847,216
Securitized Asset Backed Receivables LLC Trust
0.260%, 07/25/36 (d)	616,234	300,087
Seneca Park CLO, Ltd.
1.704%, 07/17/26 (144A) (d)	1,095,000	1,085,652
Shackleton CLO, Ltd.
1.722%, 07/17/26 (144A) (d)	1,105,000	1,075,556
Sound Point CLO, Ltd.
1.601%, 01/21/26 (144A) (d)	260,000	256,280
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	1,252,888	1,250,892
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	1,140,000	1,139,056
Symphony CLO L.P.
1.985%, 01/09/23 (144A) (d)	1,280,000	1,273,056
Symphony CLO, Ltd.
1.756%, 07/14/26 (144A) (d)	1,295,000	1,287,609
Vibrant CLO, Ltd.
1.708%, 07/17/24 (144A) (d)	1,920,000	1,907,076

Asset-Backed - Other—(Continued)
Vibrant CLO, Ltd.
2.628%, 07/17/24 (144A) (d)	500,000	492,773

		54,350,038

Total Asset-Backed Securities (Cost $83,414,963)		82,664,171

Floating Rate Loans (k)—2.2%

Agriculture—0.0%
American Rock Salt Holdings LLC
1st Lien Term Loan, 4.750%, 05/20/21	288,550	281,817

Auto Components—0.1%
Roundy’s Supermarkets, Inc.
Term Loan B, 5.750%, 03/03/21	149,845	140,854
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan, 3.750%, 03/01/21	805,396	784,590
2nd Lien Term Loan, 6.750%, 02/28/22	205,000	193,469

		1,118,913

Auto Manufacturers—0.1%
Chrysler Group LLC
Term Loan B, 3.250%, 12/31/18	883,325	877,529

Chemicals—0.2%
Arysta LifeScience SPC LLC
1st Lien Term Loan, 4.500%, 05/29/20	356,381	354,896
Ferro Corp.
Term Loan B, 4.000%, 07/31/21	114,713	113,422
Ineos U.S. Finance LLC
Term Loan, 3.750%, 05/04/18	1,564,175	1,522,557
Nexeo Solutions LLC
Term Loan B3, 5.000%, 09/08/17	767,250	743,274

		2,734,149

Coal—0.0%
Arch Coal, Inc.
Term Loan B, 6.250%, 05/16/18	321,708	267,500

Commercial Services—0.0%
Acosta Holdco, Inc.
Term Loan, 5.000%, 09/26/21	185,000	184,954
Moneygram International, Inc.
Term Loan B, 4.250%, 03/27/20	179,432	166,423

		351,377

Diversified Financial Services—0.1%
Delos Finance S.a.r.l.
Term Loan B, 3.500%, 03/06/21	335,000	333,046

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
TransUnion LLC
Term Loan, 4.000%, 04/09/21	436,061	$430,883

		763,929

Electric—0.1%
Calpine Construction Finance Co. L.P.
Term Loan B2, 3.250%, 01/31/22	1,608,716	1,563,137
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	100,000	100,156
Texas Competitive Electric Holdings Co. LLC
Term Loan, 3.750%, 05/05/16	141,089	141,883

		1,805,176

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC
2nd Lien Term Loan, 7.500%, 05/12/21	105,000	95,288
Seadrill Partners Finco LLC
Term Loan B, 4.000%, 02/21/21	683,100	533,501

		628,789

Food—0.1%
Albertson’s Holdings LLC
Term Loan B4, 4.500%, 08/25/21	225,000	225,422
Aramark Services, Inc.
Term Loan F, 3.250%, 02/24/21	492,280	484,998
JBS USA Holdings, Inc.
Incremental Term Loan, 3.750%, 09/18/20	575,946	568,920

		1,279,340

Healthcare-Products—0.1%
Mallinckrodt International Finance S.A.
Term Loan B, 3.250%, 03/19/21	774,150	759,796

Healthcare-Services—0.2%
24 Hour Fitness Worldwide, Inc.
Term Loan B, 4.750%, 05/28/21	159,200	153,727
DaVita HealthCare Partners, Inc.
Term Loan B, 3.500%, 06/24/21	174,125	172,726
IMS Health, Inc.
Term Loan, 3.500%, 03/17/21	952,800	934,141
Medpace Holdings, Inc.
1st Lien Term Loan, 4.750%, 04/01/21	276,321	274,076
MPH Acquisition Holdings LLC
Term Loan, 3.750%, 03/31/21	227,273	221,449
Ortho-Clinical Diagnostics, Inc.
Term Loan B, 4.750%, 06/30/21	238,800	235,367
U.S. Renal Care, Inc.
Term Loan, 4.250%, 07/03/19	376,190	371,018

		2,362,504

Hotels, Restaurants & Leisure—0.0%
Aristocrat Leisure, Ltd.
Term Loan B, 4.750%, 10/20/21	225,000	221,625

Household Products—0.1%
Revlon Consumer Products Corp.
Term Loan B, 3.250%, 11/20/17	950,000	942,875

Insurance—0.1%
Asurion LLC
2nd Lien Term Loan, 8.500%, 03/03/21	285,000	284,287
Term Loan B1, 5.000%, 05/24/19	226,521	223,784
Term Loan B2, 4.250%, 07/08/20	296,985	288,818
Hub International, Ltd.
Term Loan B, 4.250%, 10/02/20	346,128	337,129

		1,134,018

Internet & Catalog Retail—0.0%
Lands’ End, Inc.
Term Loan B, 4.250%, 04/04/21	233,238	228,281

Internet Software & Services—0.0%
Dealertrack Technologies, Inc.
Term Loan B, 3.250%, 02/28/21	539,022	529,751

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l.
2nd Lien Term Loan, 7.750%, 07/31/22	165,000	161,081
Term Loan B3, 4.750%, 07/30/21	500,000	489,219

		650,300

Lodging—0.1%
La Quinta Intermediate Holdings LLC
Term Loan B, 4.000%, 04/14/21	568,616	562,646
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	311,515	306,063

		868,709

Machinery-Diversified—0.1%
Alliance Laundry Systems LLC
Term Loan, 4.250%, 12/10/18	149,171	147,866
Gardner Denver, Inc.
Term Loan, 4.250%, 07/30/20	569,236	534,992
Interline Brands, Inc.
Term Loan, 4.000%, 03/17/21	769,188	743,227
PRA Holdings, Inc.
1st Lien Term Loan, 4.500%, 09/23/20	266,875	263,873

		1,689,958

Media—0.0%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan, 4.250%, 07/23/21	139,650	138,472

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC
Term Loan G, 4.250%, 09/12/21	180,000	$181,137
Numericable U.S. LLC
Term Loan B1, 4.500%, 05/21/20	93,827	93,827
Term Loan B2, 4.500%, 05/21/20	81,173	81,173

		494,609

Oil & Gas—0.0%
Fieldwood Energy LLC
1st Lien Term Loan, 3.875%, 09/28/18	504,890	479,961
Paragon Offshore Finance Co.
Term Loan B, 3.750%, 07/18/21	99,750	82,793
Templar Energy LLC
2nd Lien Term Loan, 8.500%, 11/25/20	100,000	72,250

		635,004

Packaging & Containers—0.1%
Berry Plastics Holding Corp.
Term Loan D, 3.500%, 02/08/20	296,977	288,810
BWAY Holding Co., Inc.
Term Loan B, 5.552%, 08/14/20	169,150	168,463
Caesars Growth Properties Holdings LLC
Term Loan, 6.250%, 05/08/21	213,925	198,594
Signode Industrial Group U.S., Inc.
Term Loan B, 3.750%, 05/01/21	308,333	296,771

		952,638

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc.
Term Loan B, 3.169%, 02/27/21	645,125	637,383

Pipelines—0.0%
Energy Transfer Equity L.P.
Term Loan, 3.250%, 12/02/19	325,000	316,062

Retail—0.2%
J Crew Group, Inc.
Term Loan B, 4.000%, 03/05/21	895,500	844,009
Michaels Stores, Inc.
Incremental Term Loan B2, 4.000%, 01/28/20	124,688	123,129
Neiman Marcus Group, Inc. (The)
Term Loan, 4.250%, 10/25/20	640,163	627,981
Party City Holdings, Inc.
Term Loan, 4.000%, 07/27/19	623,700	611,226
Rite Aid Corp.
Term Loan 7, 3.500%, 02/21/20	744,375	742,979

		2,949,324

Semiconductors—0.1%
Avago Technologies Cayman, Ltd.
Term Loan B, 3.750%, 05/06/21	218,900	218,353

Semiconductors—(Continued)
Entegris, Inc.
Term Loan B, 3.500%, 04/30/21	435,514	427,076
Freescale Semiconductor, Inc.
Term Loan B4, 4.250%, 02/28/20	346,500	338,704

		984,133

Software—0.1%
Infor (U.S.), Inc.
Term Loan B5, 3.750%, 06/03/20	339,796	330,133
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	154,879	158,266
Incremental Term Loan, 4.500%, 10/30/19	405,378	403,351

		891,750

Telecommunications—0.2%
Level 3 Financing, Inc.
Incremental Term Loan B5, 4.500%, 01/31/22	190,000	190,653
West Corp.
Term Loan B10, 3.250%, 06/30/18	263,650	259,036
XO Communications LLC
Term Loan, 4.250%, 03/17/21	372,188	367,768
Ziggo Financing Partnership
Term Loan B1, 3.500%, 01/15/22	536,191	522,787
Term Loan B2A, 3.500%, 01/15/22	345,532	336,893
Term Loan B3, 3.500%, 01/15/22	568,277	554,070

		2,231,207

Trading Companies & Distributors—0.0%
Neff Rental LLC
2nd Lien Term Loan, 7.250%, 06/09/21	104,130	102,829

Total Floating Rate Loans (Cost $30,450,637)		29,691,275

Foreign Government—1.3%

Sovereign—1.3%
Brazil Letras Financeiras do Tesouro
Zero Coupon, 09/01/20 (BRL) (d)	586,000	1,441,165
Brazilian Government International Bond
5.000%, 01/27/45 (b)	300,000	294,000
Colombian TES
6.000%, 04/28/28 (COP)	1,758,600,000	642,094
Costa Rica Government International Bond
5.625%, 04/30/43 (b)	600,000	493,500
Croatia Government International Bond
6.000%, 01/26/24	300,000	323,250
Dominican Republic International Bond
11.500%, 05/10/24 (144A) (DOP)	40,000,000	899,325
Export-Import Bank of China (The)
3.625%, 07/31/24 (b)	1,575,000	1,590,369

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Federal Democratic Republic of Ethiopia
6.625%, 12/11/24 (144A)	270,000	$263,250
Indonesia Treasury Bonds
8.375%, 03/15/24 (IDR)	9,000,000,000	753,936
Kazakhstan Government International Bond
4.875%, 10/14/44 (144A)	850,000	777,750
Kenya Government International Bond
6.875%, 06/24/24	500,000	523,750
Mexican Udibonos
4.000%, 06/13/19 (MXN)	13,085,270	967,854
4.000%, 11/08/46 (MXN)	10,960,784	848,098
Mexico Government International Bonds
4.000%, 10/02/23 (b)	1,024,000	1,062,400
4.750%, 03/08/44	1,400,000	1,459,500
6.750%, 09/27/34	75,000	97,950
Nigeria Government International Bond
5.125%, 07/12/18	775,000	767,250
Romanian Government International Bond
4.375%, 08/22/23 (b)	1,000,000	1,051,250
Russian Federal Bond - OFZ
7.500%, 02/27/19 (RUB)	30,675,000	388,802
South Africa Government Bond
7.750%, 02/28/23 (ZAR)	11,525,000	991,323
Uruguay Government International Bonds
4.250%, 04/05/27 (UYU)	23,487,348	951,762
4.375%, 12/15/28 (UYU)	5,325,071	220,444
Venezuela Government International Bond
7.000%, 03/31/38 (b)	950,000	388,550

Total Foreign Government (Cost $18,363,927)		17,197,572

Municipals—0.5%
Puerto Rico Commonwealth Government Employees Retirement System
6.150%, 07/01/38	1,860,000	924,234
6.200%, 07/01/39	825,000	409,934
6.550%, 07/01/58	315,000	156,486
State of California General Obligation Unlimited, Build America Bonds
7.350%, 11/01/39	1,525,000	2,258,830
7.600%, 11/01/40	350,000	546,115
State of Illinois
4.511%, 03/01/15	650,000	654,524
University of California CA, Revenue
4.601%, 05/15/31	1,775,000	1,960,807

Total Municipals (Cost $6,600,243)		6,910,930

Purchased Options—0.0%
Security Description	Shares/ Notional/ Principal Amount*	Value

Call Options—0.0%
BRL Currency, Strike Price BRL 2.41 Expires 09/28/15 (Counterparty - JPMorgan Chase Bank N.A.) (BRL) (h)	330,000	310
INR Currency, Strike Price INR 62.55 Expires 01/16/15 (Counterparty - Bank of America N.A.) (INR) (h)	70,000,000	964
MXN Currency, Strike Price MXN 13.61 Expires 01/15/15 (Counterparty - JPMorgan Chase Bank N.A.) (MXN) (h)	14,412,013	0
RUB Currency, Strike Price $36.97 Expires 09/02/15 (Counterparty - JPMorgan Chase Bank N.A.) (RUB) (h)	50,000,000	5,236

		6,510

Put Options—0.0%
10 Year Interest Rate Swap, Exercise Rate 3.50%, Expires 04/29/15 (Counterparty - JPMorgan Chase Bank N.A.) (h)	7,575,000	996
PEN Currency, Strike Price PEN 3.01 Expires 03/10/15 (Counterparty - JPMorgan Chase Bank N.A.) (PEN) (h)	1,790,000	8,459

		9,455

Total Purchased Options (Cost $200,031)		15,965

Short-Term Investments—8.8%

Mutual Fund—3.8%
State Street Navigator Securities Lending MET Portfolio (i)	52,284,330	52,284,330

U.S. Treasury—1.7%
U.S. Treasury Bills
0.005%, 01/08/15 (f) (j)	15,575,000	15,574,982
0.010%, 01/02/15 (b) (j)	3,900,000	3,899,998
0.024%, 01/29/15 (j)	3,900,000	3,899,927

		23,374,907

Commercial Paper—0.6%
Abbey National Treasury Services plc
0.070%, 01/08/15 (j)	3,950,000	3,950,000
Sumitomo Mitsui Banking Corp.
0.140%, 01/08/15 (j)	3,950,000	3,950,000

		7,900,000

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $36,322,076 on 01/02/15, collateralized by $37,050,000 Federal Home Loan Bank at 0.160% due 03/11/15 with a value of $37,050,000.	36,322,076	$36,322,076

Total Short-Term Investments (Cost $119,881,313)		119,881,313

Total Investments—107.9% (Cost $1,365,192,924) (m)		1,465,403,026
Other assets and liabilities (net)—(7.9)%		(107,036,274)

Net Assets—100.0%		$1,358,366,752

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $60,508,843 and the collateral received consisted of cash in the amount of $52,284,330 and non-cash collateral with a value of $10,070,545. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2014, the market value of securities pledged was $2,654,520.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of December 31, 2014, these securities represent 0.0% of net assets.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	The rate shown represents current yield to maturity.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Principal amount of security is adjusted for inflation.
(m)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $1,368,564,346. The aggregate unrealized appreciation and depreciation of investments were $98,296,102 and $(1,457,422), respectively, resulting in net unrealized appreciation of $96,838,680 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the market value of 144A securities was $118,646,826, which is 8.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(DOP)—	Dominican Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(PEN)—	Peruvian Nuevo Sol
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	2,085,000	UBS AG	01/15/15	$767,580	$14,669
EUR	100,000	Royal Bank of Canada	01/16/15	122,887	(1,868)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	4,000	National Australia Bank Ltd.	03/18/15	$4,955	$(112)
MYR	2,520,000	Bank of America N.A.	02/13/15	721,753	(3,322)
NGN	153,497,000	BNP Paribas S.A.	10/08/15	845,714	(92,921)
RON	2,900,000	BNP Paribas S.A.	03/16/15	803,280	(21,749)
RSD	49,000,000	Citibank N.A.	09/18/15	493,802	(35,176)
TRY	2,125,000	Bank of America N.A.	03/31/15	894,812	(2,093)

Contracts to Deliver
BRL	2,085,000	UBS AG	01/15/15	776,797	(5,452)
COP	1,880,400,000	Bank of America N.A.	01/15/15	791,914	838
COP	1,643,100,000	Bank of America N.A.	01/15/15	704,437	13,193
EUR	5,702,000	JPMorgan Chase Bank N.A.	01/16/15	7,081,171	180,656
EUR	415,000	Citibank N.A.	09/18/15	536,782	33,113
GBP	1,002,000	Citibank N.A.	01/16/15	1,569,503	7,920
GBP	325,000	Bank of America N.A.	02/06/15	512,455	6,037
GBP	165,000	Bank of America N.A.	02/06/15	261,521	4,416
GBP	265,000	Morgan Stanley & Co. International plc	02/06/15	417,111	4,186
MYR	5,310,000	Barclays Bank plc	02/13/15	1,579,652	65,815
NGN	77,000,000	Citibank N.A.	10/08/15	364,066	(13,564)
RUB	14,000,000	JPMorgan Chase Bank N.A.	01/15/15	266,286	36,114
TRY	2,125,000	Barclays Bank plc	03/31/15	910,778	18,059
ZAR	5,940,000	Barclays Bank plc	01/15/15	515,325	2,648

Net Unrealized Appreciation					$211,407

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	$(3,682,930)	$(3,677,461)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(9,700,000)	(10,231,984)	(10,247,140)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(1,200,000)	(1,201,688)	(1,213,875)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(7,500,000)	(7,809,984)	(7,818,165)
Freddie Mac 30 Yr. Gold Pool	5.000%	TBA	(700,000)	(774,484)	(772,434)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(1,000,000)	(1,118,828)	(1,117,109)
Ginnie Mae I 30 Yr. Pool	4.000%	TBA	(1,200,000)	(1,282,328)	(1,287,361)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(8,700,000)	(9,500,125)	(9,505,770)
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	(3,500,000)	(3,824,570)	(3,824,160)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(1,600,000)	(1,678,516)	(1,679,500)

Totals				$(41,105,437)	$(41,142,975)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	03/20/15	101	USD	10,450,085	$(85,465)
U.S. Treasury Long Bond Futures	03/20/15	193	USD	27,711,805	188,758
U.S. Treasury Note 2 Year Futures	03/31/15	131	USD	28,685,276	(49,495)
U.S. Treasury Note 5 Year Futures	03/31/15	484	USD	57,565,487	(3,518)
U.S. Treasury Ultra Long Bond Futures	03/20/15	129	USD	21,139,087	170,101
United Kingdom Long Gilt Bond Futures	03/27/15	9	GBP	1,047,429	44,171

Futures Contracts—Short
Euro-Bund Futures	03/06/15	(8)	EUR	(1,224,571)	(27,092)
U.S. Treasury Note 10 Year Futures	03/20/15	(137)	USD	(17,343,345)	(27,827)

Net Unrealized Appreciation					$209,633

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Swap Agreements

Centrally Cleared Credit Default Swap Agreements—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index, Series 22	(5.000%	)	06/20/19	3.265%	USD	1,965,150	$(10,256)
Markit CDX North America High Yield Index, Series 23	(5.000%	)	12/20/19	3.557%	USD	30,970,000	(236,619)
Markit CDX North America Investment Grade, Series 23	(1.000%	)	12/20/19	0.661%	USD	36,475,000	(67,835)
Markit iTraxx Crossover Index, Series 22	(5.000%	)	12/20/19	3.459%	EUR	11,415,000	89,782
Markit iTraxx Europe Index, Series 22	(1.000%	)	12/20/19	0.630%	EUR	7,205,000	11,931

Totals							$(212,997)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Depreciation
Darden Restaurants, Inc. 6.200%, due 10/15/17	(1.000%	)	12/20/19	Barclays Bank plc	1.462%	USD	575,000	$12,500	$21,831	$(9,331)
Darden Restaurants, Inc. 6.200%, due 10/15/17	(1.000%	)	12/20/19	Barclays Bank plc	1.462%	USD	230,000	5,000	8,501	(3,501)
Darden Restaurants, Inc. 6.200%, due 10/15/17	(1.000%	)	12/20/19	Barclays Bank plc	1.462%	USD	115,000	2,500	4,361	(1,861)
Darden Restaurants, Inc. 6.200%, due 10/15/17	(1.000%	)	12/20/19	Barclays Bank plc	1.462%	USD	105,000	2,283	3,735	(1,452)
Federative Republic of Brazil 12.250%, due 03/06/30	(1.000%	)	12/20/19	Goldman Sachs International	1.937%	USD	690,000	29,939	29,980	(41)
Federative Republic of Brazil 12.250%, due 03/06/30	(1.000%	)	12/20/19	JPMorgan Chase Bank N.A.	1.937%	USD	685,000	29,722	34,893	(5,171)
Republic of South Africa 5.500%, due 03/09/20	(1.000%	)	12/20/19	Goldman Sachs International	1.832%	USD	650,000	(25,173)	(18,038)	(7,135)
Russian Federation 7.500%, due 03/31/30	(1.000%	)	12/20/19	Goldman Sachs International	4.779%	USD	2,150,000	337,930	467,273	(129,343)

Totals								$394,701	$552,536	$(157,835)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Republic of Turkey 11.875%, due 11/15/30	1.000%	12/20/19	BNP Paribas S.A.	1.772%	USD	660,000	$(23,749)	$(24,333)	$584

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixe Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit ABX-HE AAA, Series 6, Version 1	(0.180%	)	07/25/45	JPMorgan Chase Bank N.A.	N/A	USD	89,807	$2,245	$2,260	$(15)
Markit ABX-HE AAA, Series 6, Version 1	(0.180%	)	07/25/45	JPMorgan Chase Bank N.A.	N/A	USD	27,871	697	—	697

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixe Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	Bank of America N.A.	N/A	USD	673,295	$133,817	$142,656	$(8,839)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	Barclays Bank plc	N/A	USD	750,113	149,085	150,310	(1,225)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	Credit Suisse International	N/A	USD	881,157	175,130	180,640	(5,510)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	2,331,678	463,421	479,094	(15,673)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	347,944	69,154	74,063	(4,909)
Markit ABX-HE AAA, Series 6, Version 2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	144,600	28,739	28,943	(204)
Markit ABX-HE AAA, Series 7, Version 1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	N/A	USD	396,194	102,406	101,031	1,375
Markit ABX-HE AAA, Series 7, Version 1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	N/A	USD	170,989	44,196	43,603	593
Markit ABX-HE AAA, Series 7, Version 1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	N/A	USD	116,773	30,183	30,361	(178)
Markit ABX-HE PEN AAA, Series 6, Version 2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	N/A	USD	498,778	69,205	69,908	(703)
Markit CDX Emerging Markets Index, Series 2, Version 2	(1.000%)	12/20/19	JPMorgan Chase Bank N.A.	3.394%	USD	1,225,000	127,870	147,000	(19,130)
Markit CMBX North America A, Series 7	(2.000%)	01/17/47	JPMorgan Chase Bank N.A.	N/A	USD	480,000	(954)	(10,238)	9,284
Markit CMBX North America AA, Series 2	(0.150%)	03/15/49	Credit Suisse International	N/A	USD	1,597,191	533,728	477,737	55,991
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Bank of America N.A.	N/A	USD	115,000	101	(1,302)	1,403
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	405,000	355	(3,797)	4,152
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	400,000	350	1,649	(1,299)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	385,000	337	2,154	(1,817)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	385,000	337	1,853	(1,516)
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	370,000	324	(3,280)	3,604
Markit CMBX North America AA, Series 7	(1.500%)	01/17/47	Credit Suisse International	N/A	USD	320,000	280	(3,623)	3,903
Markit CMBX North America AJ, Series 1	(0.840%)	10/12/52	Credit Suisse International	N/A	USD	710,000	15,718	22,422	(6,704)
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Credit Suisse International	N/A	USD	1,328,797	113,595	101,344	12,251
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Credit Suisse International	N/A	USD	555,318	47,473	41,643	5,830
Markit CMBX North America AJ, Series 2	(1.090%)	03/15/49	Deutsche Bank AG	N/A	USD	252,868	21,617	19,286	2,331
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Bank of America N.A.	N/A	USD	682,296	132,655	121,019	11,636
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	747,038	145,243	152,137	(6,894)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	632,493	122,973	126,516	(3,543)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	582,690	113,290	112,169	1,121

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)—(Continued)

Reference Obligation	Fixe Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	463,164	$90,051	$87,435	$2,616
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	363,559	70,685	62,269	8,416
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	249,013	48,414	44,673	3,741
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	234,072	45,509	40,237	5,272
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Credit Suisse International	N/A	USD	99,605	19,366	19,301	65
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Deutsche Bank AG	N/A	USD	348,618	67,780	60,582	7,198
Markit CMBX North America AJ, Series 4	(0.960%)	02/17/51	Deutsche Bank AG	N/A	USD	229,092	44,541	40,527	4,014
Markit CMBX North America AM, Series 2	(0.500%)	03/15/49	Credit Suisse International	N/A	USD	2,840,000	28,649	41,095	(12,446)
Markit CMBX North America AM, Series 4	(0.500%)	02/17/51	Credit Suisse International	N/A	USD	435,000	13,879	23,564	(9,685)
Markit CMBX North America AS, Series 6	(1.000%)	05/11/63	Credit Suisse International	N/A	USD	1,080,000	9,207	11,647	(2,440)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	535,000	8,814	8,498	316
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	485,000	7,440	11,679	(4,239)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	140,000	2,307	2,463	(156)
Markit CMBX North America AS, Series 7	(1.000%)	01/17/47	Credit Suisse International	N/A	USD	50,000	824	456	368

Totals							$3,101,036	$3,061,984	$39,052

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CMBX North America A, Series 2	0.250%	03/15/49	Bank of America N.A.	N/A	USD	275,467	$(181,579)	$(161,034)	$(20,545)
Markit CMBX North America A, Series 6	2.000%	05/11/63	Morgan Stanley & Co. International plc	N/A	USD	355,000	3,853	3,258	595
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Bank of America N.A.	N/A	USD	375,000	(7,966)	(8,693)	727
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Bank of America N.A.	N/A	USD	770,000	(16,357)	(20,438)	4,081
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Bank of America N.A.	N/A	USD	1,095,000	(23,261)	(24,760)	1,499
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Credit Suisse International	N/A	USD	1,135,000	(24,111)	(22,567)	(1,544)
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Credit Suisse International	N/A	USD	6,970,000	(148,063)	(146,772)	(1,291)
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Deutsche Bank AG	N/A	USD	315,000	(6,692)	(7,036)	344
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Deutsche Bank AG	N/A	USD	750,000	(15,932)	(11,532)	(4,400)
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Deutsche Bank AG	N/A	USD	1,115,000	(23,686)	(24,026)	340

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

OTC Credit Default Swaps on credit indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2014(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	JPMorgan Chase Bank N.A.	N/A	USD	410,000	$(8,710)	$(10,714)	$2,004
Markit CMBX North America AAA, Series 6	0.500%	05/11/63	Morgan Stanley & Co. International plc	N/A	USD	745,000	(15,826)	(16,860)	1,034
Markit CMBX North America AAA, Series 7	0.500%	01/17/47	Bank of America N.A.	N/A	USD	755,000	(23,909)	(18,821)	(5,088)
Markit CMBX North America AAA, Series 7	0.500%	01/17/47	Credit Suisse International	N/A	USD	300,000	(9,500)	(7,836)	(1,664)
Markit CMBX North America AAA, Series 7	0.500%	01/17/47	Credit Suisse International	N/A	USD	450,000	(14,250)	(12,888)	(1,362)
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Bank of America N.A.	N/A	USD	340,000	1,147	(1,302)	2,449
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Bank of America N.A.	N/A	USD	270,000	911	(1,194)	2,105
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Barclays Bank plc	N/A	USD	255,000	860	1,707	(847)
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	1,342,000	4,526	(13,934)	18,460
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	900,000	3,035	21,976	(18,941)
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	815,000	2,748	13,988	(11,240)
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	450,000	1,517	(3,100)	4,617
Markit CMBX North America BB, Series 6	5.000%	05/11/63	Credit Suisse International	N/A	USD	140,000	472	(19)	491
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Bank of America N.A.	N/A	USD	225,000	(4,584)	(6,120)	1,536
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Bank of America N.A.	N/A	USD	230,000	(4,686)	(5,674)	988
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Bank of America N.A.	N/A	USD	405,000	(8,251)	3,616	(11,867)
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Credit Suisse International	N/A	USD	195,000	(3,973)	(10,880)	6,907
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Credit Suisse International	N/A	USD	1,465,000	(29,847)	(53,594)	23,747
Markit CMBX North America BB, Series 7	5.000%	01/17/47	Deutsche Bank AG	N/A	USD	90,000	(1,834)	(2,580)	746
Markit CMBX North America BBB-, Series 7	3.000%	01/17/47	Credit Suisse International	N/A	USD	370,000	(4,398)	(6,491)	2,093
Markit CMBX North America BBB-, Series 7	3.000%	01/17/47	Credit Suisse International	N/A	USD	595,000	(7,072)	(18,997)	11,925
Markit PrimeX ARM, Series 2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	N/A	USD	947,662	29,220	28,457	763
Markit PrimeX FRM, Series 1	4.420%	07/25/36	JPMorgan Chase Bank N.A.	N/A	USD	68	7	7	—

Totals							$(536,191)	$(544,853)	$8,662

Securities in the amount of $364,239 have been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(ABX-HE)—	Asset-Backed Home Equity Index
(BRL)—	Brazilian Real
(CMBX)—	Commercial Mortgage-Backed Index
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(MYR)—	Malaysian Ringgit
(NGN)—	Nigerian Naira
(RON)—	New Romanian Leu
(RSD)—	Serbian Dinar
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$812,501,577	$—	$—	$812,501,577
Total U.S. Treasury & Government Agencies*	—	161,094,028	—	161,094,028
Total Corporate Bonds & Notes*	—	148,909,095	—	148,909,095
Total Mortgage-Backed Securities*	—	86,537,100	—	86,537,100
Total Asset-Backed Securities*	—	82,664,171	—	82,664,171
Total Floating Rate Loans*	—	29,691,275	—	29,691,275
Total Foreign Government*	—	17,197,572	—	17,197,572
Total Municipals	—	6,910,930	—	6,910,930
Total Purchased Options*	—	15,965	—	15,965
Short-Term Investments
Mutual Fund	52,284,330	—	—	52,284,330
U.S. Treasury	—	23,374,907	—	23,374,907
Commercial Paper	—	7,900,000	—	7,900,000
Repurchase Agreement	—	36,322,076	—	36,322,076
Total Short-Term Investments	52,284,330	67,596,983	—	119,881,313
Total Investments	$864,785,907	$600,617,119	$—	$1,465,403,026

Collateral for Securities Loaned (Liability)	$—	$(52,284,330)	$—	$(52,284,330)
TBA Forward Sales Commitments	$—	$(41,142,975)	$—	$(41,142,975)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$387,664	$—	$387,664
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(176,257)	—	(176,257)
Total Forward Contracts	$—	$211,407	$—	$211,407
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$403,030	$—	$—	$403,030
Futures Contracts (Unrealized Depreciation)	(193,397)	—	—	(193,397)
Total Futures Contracts	$209,633	$—	$—	$209,633
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$101,713	$—	$101,713
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(314,710)	—	(314,710)
Total Centrally Cleared Swap Contracts	$—	$(212,997)	$—	$(212,997)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,570,160	$—	$3,570,160
OTC Swap Contracts at Value (Liabilities)	—	(634,363)	—	(634,363)
Total OTC Swap Contracts	$—	$2,935,797	$—	$2,935,797

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$1,465,403,026
Cash	425,139
Cash denominated in foreign currencies (c)	1,039
Cash collateral (d)	1,903,080
OTC swap contracts at market value (e)	3,570,160
Unrealized appreciation on forward foreign currency exchange contracts	387,664
Receivable for:
Investments sold	5,014,802
TBA securities sold (f)	88,821,266
Fund shares sold	34,370
Principal paydowns	25,072
Dividends and interest	3,784,916
Variation margin on futures contracts	71,069
Interest on OTC swap contracts	13,507
Prepaid expenses	3,505

Total Assets	1,569,458,615
Liabilities
Forward sales commitments, at value	41,142,975
OTC swap contracts at market value (g)	634,363
Cash collateral for swap contracts	2,378,000
Unrealized depreciation on forward foreign currency exchange contracts	176,257
Collateral for securities loaned	52,284,330
Payables for:
Investments purchased	7,622,058
TBA securities purchased (f)	105,129,227
Fund shares redeemed	413,843
Foreign taxes	803
Variation margin on swap contracts	18,237
Payable for premium on purchased options	401,540
Interest on OTC swap contracts	5,295
Accrued Expenses:
Management fees	487,257
Distribution and service fees	19,952
Deferred trustees’ fees	65,370
Other expenses	312,356

Total Liabilities	211,091,863

Net Assets	$1,358,366,752

Net Assets Consist of:
Paid in surplus	$1,013,748,772
Undistributed net investment income	25,647,505
Accumulated net realized gain	218,712,841
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	100,257,634

Net Assets	$1,358,366,752

Net Assets
Class A	$1,250,627,097
Class B	71,621,895
Class E	36,117,760
Capital Shares Outstanding*
Class A	56,095,763
Class B	3,229,895
Class E	1,623,693
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.29
Class B	22.17
Class E	22.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,365,192,924.
(b)	Includes securities loaned at value of $60,508,843.
(c)	Identified cost of cash denominated in foreign currencies was $1,663.
(d)	Includes collateral of $1,687,784 for futures contracts and $215,296 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $3,692,640.
(f)	Included within TBA securities sold is $82,410,336 related to TBA forward sale commitments and included within TBA securities purchased is $40,959,344 related to TBA forward sale commitments.
(g)	Net premium received on OTC swap contracts was $647,306.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$13,499,799
Interest (b)	17,585,306
Securities lending income	225,461

Total investment income	31,310,566
Expenses
Management fees	6,164,307
Administration fees	31,699
Custodian and accounting fees	508,602
Distribution and service fees—Class B	182,376
Distribution and service fees—Class E	54,674
Interest expense	25,170
Audit and tax services	82,223
Legal	34,863
Trustees’ fees and expenses	38,591
Shareholder reporting	262,366
Insurance	8,402
Miscellaneous	17,148

Total expenses	7,410,421
Less management fee waiver	(415,783)
Less broker commission recapture	(10,508)

Net expenses	6,984,130

Net Investment Income	24,326,436

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	242,432,977
Futures contracts	562,861
Written options	226,727
Swap contracts	(1,901,568)
Foreign currency transactions	670,800

Net realized gain	241,991,797

Net change in unrealized appreciation (depreciation) on:
Investments	(130,579,317)
Futures contracts	(278,752)
Written options	27,174
Swap contracts	(585,685)
Foreign currency transactions	252,828

Net change in unrealized depreciation	(131,163,752)

Net realized and unrealized gain	110,828,045

Net Increase in Net Assets From Operations	$135,154,481

(a)	Net of foreign withholding taxes of $74,523.
(b)	Net of foreign withholding taxes of $10,510.
(c)	Net of foreign capital gains tax of $803.

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

WMC Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,326,436	$24,314,308
Net realized gain	241,991,797	87,149,522
Net change in unrealized appreciation (depreciation)	(131,163,752)	131,318,552

Increase in net assets from operations	135,154,481	242,782,382

From Distributions to Shareholders
Net investment income
Class A	(24,938,092)	(29,469,679)
Class B	(1,292,484)	(1,608,768)
Class E	(686,167)	(844,948)

Total distributions	(26,916,743)	(31,923,395)

Decrease in net assets from capital share transactions	(110,824,768)	(90,973,572)

Total increase (decrease) in net assets	(2,587,030)	119,885,415

Net Assets
Beginning of period	1,360,953,782	1,241,068,367

End of period	$1,358,366,752	$1,360,953,782

Undistributed net investment income
End of period	$25,647,505	$26,722,022

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	734,471	$15,564,925	1,816,467	$34,142,526
Reinvestments	1,224,256	24,938,092	1,648,192	29,469,679
Redemptions	(6,526,709)	(138,492,749)	(7,721,804)	(145,181,520)

Net decrease	(4,567,982)	$(97,989,732)	(4,257,145)	$(81,569,315)

Class B
Sales	187,005	$3,940,494	236,375	$4,430,064
Reinvestments	63,669	1,292,484	90,329	1,608,768
Redemptions	(681,968)	(14,406,599)	(609,866)	(11,469,641)

Net decrease	(431,294)	$(9,173,621)	(283,162)	$(5,430,809)

Class E
Sales	46,123	$974,280	56,048	$1,067,699
Reinvestments	33,718	686,167	47,309	844,948
Redemptions	(251,411)	(5,321,862)	(312,756)	(5,886,095)

Net decrease	(171,570)	$(3,661,415)	(209,399)	$(3,973,448)

Decrease derived from capital shares transactions		$(110,824,768)		$(90,973,572)

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$20.59	$17.52		$15.95	$15.72	$14.61

Income (Loss) from Investment Operations
Net investment income (a)	0.39	0.36		0.38	0.36	0.33
Net realized and unrealized gain on investments	1.73	3.18		1.58	0.26	1.06

Total from investment operations	2.12	3.54		1.96	0.62	1.39

Less Distributions
Distributions from net investment income	(0.42)	(0.47)		(0.39)	(0.39)	(0.28)

Total distributions	(0.42)	(0.47)		(0.39)	(0.39)	(0.28)

Net Asset Value, End of Period	$22.29	$20.59		$17.52	$15.95	$15.72

Total Return (%) (b)	10.55	20.59	(c)	12.38	3.80	9.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.51		0.52	0.51	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	0.51		0.52	0.51	0.50
Net ratio of expenses to average net assets (%) (d)	0.50	0.51		0.52	0.51	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.50	0.51		0.52	0.51	0.50
Ratio of net investment income to average net assets (%)	1.81	1.89		2.23	2.23	2.21
Portfolio turnover rate (%)	413 (e)	340	(e)	494 (e)	942	1,014
Net assets, end of period (in millions)	$1,250.6	$1,249.1		$1,137.3	$1,126.6	$1,216.2

	Class B
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$20.48	$17.43		$15.88	$15.65	$14.55

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.31		0.33	0.32	0.29
Net realized and unrealized gain on investments	1.73	3.16		1.57	0.26	1.06

Total from investment operations	2.06	3.47		1.90	0.58	1.35

Less Distributions
Distributions from net investment income	(0.37)	(0.42)		(0.35)	(0.35)	(0.25)

Total distributions	(0.37)	(0.42)		(0.35)	(0.35)	(0.25)

Net Asset Value, End of Period	$22.17	$20.48		$17.43	$15.88	$15.65

Total Return (%) (b)	10.28	20.28	(c)	12.11	3.59	9.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.76		0.77	0.76	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.78	0.76		0.77	0.76	0.75
Net ratio of expenses to average net assets (%) (d)	0.75	0.76		0.77	0.76	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.75	0.76		0.77	0.76	0.75
Ratio of net investment income to average net assets (%)	1.56	1.64		1.98	1.98	1.97
Portfolio turnover rate (%)	413 (e)	340	(e)	494 (e)	942	1,014
Net assets, end of period (in millions)	$71.6	$75.0		$68.7	$67.8	$72.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$20.54	$17.48		$15.92	$15.70	$14.59

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.33		0.35	0.33	0.31
Net realized and unrealized gain on investments	1.74	3.17		1.57	0.26	1.06

Total from investment operations	2.09	3.50		1.92	0.59	1.37

Less Distributions
Distributions from net investment income	(0.39)	(0.44)		(0.36)	(0.37)	(0.26)

Total distributions	(0.39)	(0.44)		(0.36)	(0.37)	(0.26)

Net Asset Value, End of Period	$22.24	$20.54		$17.48	$15.92	$15.70

Total Return (%) (b)	10.41	20.39	(c)	12.18	3.67	9.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.66		0.67	0.66	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.66		0.67	0.66	0.65
Net ratio of expenses to average net assets (%) (d)	0.65	0.66		0.67	0.66	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.65	0.66		0.67	0.66	0.65
Ratio of net investment income to average net assets (%)	1.66	1.74		2.08	2.07	2.06
Portfolio turnover rate (%)	413 (e)	340	(e)	494 (e)	942	1,014
Net assets, end of period (in millions)	$36.1	$36.9		$35.0	$35.4	$40.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 163%, 139% and 243% for the years ended December 31, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Balanced Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company LLP succeeded BlackRock Advisors, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Diversified Portfolio to the WMC Balanced Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MSF-34

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

MSF-35

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, convertible preferred stock adjustments, real estate investment trusts (REITs), return of capital adjustments and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $36,322,076, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

MSF-36

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

For the year ended December 31, 2014, the Portfolio had an outstanding reverse repurchase agreement balance for 26 days. The average amount of borrowings was $68,781,044 and the weighted average interest rate was (0.54%) during the 26 day period. There were no outstanding reverse repurchase agreements as of December 31, 2014.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2014, the Portfolio held U.S. Treasury securities purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MSF-37

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-38

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MSF-39

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s

MSF-40

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal

MSF-41

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2014, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$996
	Unrealized appreciation on futures contracts* (b)	403,030	Unrealized depreciation on futures contracts* (b)	$107,932
Credit	OTC swap contracts at market value (c)	3,570,160	OTC swap contracts at market value (c)	634,363
	Unrealized appreciation on centrally cleared swap contracts** (b)	101,713	Unrealized depreciation on centrally cleared swap contracts** (b)	314,710
Equity			Unrealized depreciation on futures contracts* (b)	85,465
Foreign Exchange	Investments at market value (a)	14,969
	Unrealized appreciation on forward foreign currency exchange contracts	387,664	Unrealized depreciation on forward foreign currency exchange contracts	176,257

Total		$4,478,532		$1,318,727

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $13,507 and OTC swap interest payable of $5,295.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2014.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$294,079	$(276,008)	$—	$18,071
Barclays Bank plc	258,750	—	—	258,750
Citibank N.A.	41,033	(41,033)	—	—
Credit Suisse International	1,626,576	(241,214)	(1,315,000)	70,362
Deutsche Bank AG	133,938	(48,144)	(83,000)	2,794
Goldman Sachs International	367,869	(25,173)	(342,696)	—
JPMorgan Chase Bank N.A.	1,228,836	(9,664)	(980,000)	239,172
Morgan Stanley & Co. International plc	8,039	(8,039)	—	—
UBS AG	14,669	(5,452)	—	9,217

	$3,973,789	$(654,727)	$(2,720,696)	$598,366

MSF-42

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2014.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$276,008	$(276,008)	$—	$—
BNP Paribas S.A.	138,419	—	—	138,419
Citibank N.A.	48,740	(41,033)	—	7,707
Credit Suisse International	241,214	(241,214)	—	—
Deutsche Bank AG	48,144	(48,144)	—	—
Goldman Sachs International	25,173	(25,173)	—	—
JPMorgan Chase Bank N.A.	9,664	(9,664)	—	—
Morgan Stanley & Co. International plc	15,826	(8,039)	—	7,787
National Australia Bank Ltd.	112	—	—	112
Royal Bank of Canada	1,868	—	—	1,868
UBS AG	5,452	(5,452)	—	—

	$810,620	$(654,727)	$—	$155,893

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2014 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$206,656	$(143,087)	$—	$(21,111)	$42,458
Forward foreign currency transactions	—	—	—	826,098	826,098
Futures contracts	488,133	—	74,728	—	562,861
Swap contracts	(659,476)	(1,242,092)	—	—	(1,901,568)
Written options	164,669	—	—	62,058	226,727

	$199,982	$(1,385,179)	$74,728	$867,045	$(243,424)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(200,766)	$—	$—	$(92,491)	$(293,257)
Forward foreign currency transactions	—	—	—	267,951	267,951
Futures contracts	(193,287)	—	(85,465)	—	(278,752)
Swap contracts	(231,686)	(353,999)	—	—	(585,685)
Written options	17,109	—	—	10,065	27,174

	$(608,630)	$(353,999)	$(85,465)	$185,525	$(862,569)

For the year ended December 31, 2014, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$41,549,763
Forward foreign currency transactions	17,171,844
Futures contracts long	79,597,599
Futures contracts short	(43,748,831)
Swap contracts	99,858,660
Written options	(83,090,000)

‡	Averages are based on activity levels during 2014.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

MSF-43

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Written Options

The Portfolio transactions in written options during the year December 31, 2014:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	2,260,000	—	$8,983
Options written	42,995,000	132	676,913
Options bought back	(2,900,000)	(132)	(580,685)
Options exercised	(1,130,000)	—	(4,831)
Options expired	(41,225,000)	—	(100,380)

Options outstanding December 31, 2014	—	—	$—

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2013	1,185,040,000	217	$98,906
Options written	67,149,000	132	695,422
Options bought back	(1,212,094,000)	(349)	(742,204)
Options expired	(40,095,000)	—	(52,124)

Options outstanding December 31, 2014	—	—	$—

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MSF-44

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,099,893,346	$1,777,815,151	$4,212,775,024	$1,886,870,130

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $4,845,559 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2014 were as follows:

Purchases	Sales
$3,719,461,379	$3,719,300,079

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$6,164,307	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-45

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 28, 2014 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

The Subadviser has voluntarily agreed, for the period from February 3, 2014 through February 2, 2015, to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $415,783 was waived in the aggregate for the year ended December 31, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$26,916,743	$31,923,395	$—	$—	$26,916,743	$31,923,395

MSF-46

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$68,063,616	$179,918,915	$96,700,819	$—	$344,683,350

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2014, the Portfolio utilized capital loss carryforwards of $16,387,061.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-47

Metropolitan Series Fund

WMC Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Balanced Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Balanced Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Balanced Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-48

Metropolitan Series Fund

Trustees and Officers

Management of The Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Av id Technology, Inc.**

MSF-49

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-50

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report.

MSF-51

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board noted that applicable sub-advisory fees for the Portfolios are paid by the Adviser out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio). At the November Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement relating to the Portfolio. The Sub-Advisory Agreement for the Portfolio was not up for renewal at the November Meeting because it had previously been approved by the Board, including a majority of the Independent Trustees, in connection with the Portfolio’s change in Sub-Adviser to Wellington Management Company LLP, effective February 2014. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Advisory Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2014.

MSF-52

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-53

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2014, the Class A, B, and E shares of the WMC Core Equity Opportunities Portfolio returned 10.63%, 10.35%, and 10.45%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 13.24%.

Wellington Management Company LLP assumed management of the Portfolio on February 3, 2014, prior to which the Portfolio was sub-advised by Davis Selected Advisers, L.P.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities and other developed-market stocks rose during the one year period as the S&P 500 Index posted a 13.7% return and the MSCI World Index posted a 5.5% return. Emerging markets trailed, with the MSCI Emerging Markets Index posting a loss of -1.8%, gross of withholding taxes. U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500 Index rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the S&P 500 Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the Energy sector after Organization of the Petroleum Exporting Countries (OPEC) decided to leave production unchanged.
PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period Wellington Management Company LLP managed the Portfolio, it trailed its benchmark, the Russell 1000 Index, for the period ended December 31, 2014. Sector positioning, a result of the bottom-up stock selection process, detracted from relative results, driven largely by the Portfolio’s underweight allocation to Information Technology (“IT”) and Utilities, and an overweight to Energy. A frictional cash position also weighed on benchmark-relative results as equities rose during the period. Strong stock selection within the Industrials, Financials, and Consumer Discretionary sectors was partially offset by weaker selection within Consumer Staples and Health Care.

Top relative detractors during the period included BG Group (United Kingdom), Mattel, and Roche (Switzerland). Shares of natural gas-focused oil & gas exploration company BG Group fell following the release of disappointing third quarter results, which fell short of consensus expectations. We expect BG’s prospects to improve in 2015 as a liquified natural gas (LNG) project in Australia starts up and production for a project in Brazil begins to accelerate. We continued to hold the position. Mattel, a leading toy manufacturer, saw its shares decline as a result of challenging fundamentals. Traditional toy categories have experienced some secular headwinds in recent years, such as the use of more sophisticated digital toy products, and Mattel has been impacted by these trends. We trimmed the position but continued to evaluate the long-term implications of recent troubles. Roche, a biopharmaceutical company, saw price weakness during the fourth quarter after negative trial results were reported in mid-December. Even with this setback, the company has a good drug portfolio and industry leading diagnostics, which should maintain their value-creation engine. Our investment thesis remains intact and we continued to own the stock. Not owning strong performing benchmark constituent Apple also hurt relative results during the period.

Top contributors during the period included UnitedHealth, Lowe’s, and Nike. UnitedHealth, a U.S.-based health insurance company, continued to benefit from the Affordable Care Act. The stock has performed well as earnings over the course of the year have been solid. The company also recently announced that its board of directors had increased the quarterly dividend and renewed its share repurchase program, highlighting the company’s ability to generate strong cash flow. Shares of leading home improvement retailer Lowe’s benefited from investor optimism about the home improvement landscape. Shares of Nike, a U.S.-based manufacturer of athletic apparel and gear, were strong in the second half of the year as earnings exceeded expectations and their business in China has shown better than expected improvements. Not owning Google, a benchmark constituent that declined during the period, also aided the Portfolio’s relative returns.

MSF-1

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

As of December 31, 2014, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and continued to be most underweight the IT, Financials, and Telecommunication Services sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2014)

	1 Year	5 Year	10 Year
WMC Core Equity Opportunities Portfolio
Class A	10.63	12.40	6.62
Class B	10.35	12.13	6.35
Class E	10.45	12.23	6.46
Russell 1000 Index	13.24	15.64	7.96
S&P 500 Index	13.69	15.45	7.67

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2014

Top Holdings

% of Net Assets
United Parcel Service, Inc. - Class B	3.2
TJX Cos., Inc. (The)	3.0
UnitedHealth Group, Inc.	2.9
Lockheed Martin Corp.	2.6
Cardinal Health, Inc.	2.6
ACE, Ltd.	2.6
Wal-Mart Stores, Inc.	2.6
Coca-Cola Co. (The)	2.6
Praxair, Inc.	2.5
Microsoft Corp.	2.5

Top Sectors

% of Net Assets
Health Care	17.9
Industrials	16.4
Consumer Staples	14.5
Financials	13.0
Consumer Discretionary	12.3
Information Technology	10.6
Energy	9.2
Materials	4.2
Utilities	1.1

MSF-3

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period** July 1, 2014 to December 31, 2014
Class A(a)	Actual	0.59%	$1,000.00	$1,069.70	$3.08
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B(a)	Actual	0.84%	$1,000.00	$1,068.40	$4.38
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E(a)	Actual	0.74%	$1,000.00	$1,068.80	$3.86
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—10.1%
General Dynamics Corp.	359,290	$49,445,490
Honeywell International, Inc.	760,377	75,976,870
Lockheed Martin Corp.	536,035	103,224,260
Northrop Grumman Corp.	512,457	75,531,037
United Technologies Corp.	858,919	98,775,685

		402,953,342

Air Freight & Logistics—3.2%
United Parcel Service, Inc. - Class B	1,149,255	127,762,678

Banks—3.2%
PNC Financial Services Group, Inc. (The)	714,866	65,217,225
Wells Fargo & Co.	1,153,820	63,252,413

		128,469,638

Beverages—6.1%
Anheuser-Busch InBev NV	652,410	73,418,118
Coca-Cola Co. (The)	2,418,710	102,117,936
Diageo plc	2,371,395	68,014,334

		243,550,388

Biotechnology—1.7%
Amgen, Inc.	429,817	68,465,550

Capital Markets—1.8%
BlackRock, Inc.	199,926	71,485,541

Chemicals—4.2%
Ecolab, Inc.	638,232	66,708,009
Praxair, Inc.	784,826	101,682,056

		168,390,065

Electrical Equipment—1.2%
Emerson Electric Co.	793,699	48,995,039

Energy Equipment & Services—1.3%
Schlumberger, Ltd.	614,998	52,526,979

Food & Staples Retailing—4.5%
CVS Health Corp.	786,060	75,705,439
Wal-Mart Stores, Inc.	1,195,375	102,658,805

		178,364,244

Health Care Equipment & Supplies—2.3%
Medtronic, Inc. (a)	1,254,803	90,596,777

Health Care Providers & Services—5.5%
Cardinal Health, Inc.	1,278,590	103,220,571
UnitedHealth Group, Inc.	1,159,662	117,230,231

		220,450,802

Hotels, Restaurants & Leisure—2.2%
McDonald’s Corp.	941,643	88,231,949

Household Products—3.9%
Colgate-Palmolive Co.	1,066,189	73,769,617
Procter & Gamble Co. (The)	922,854	84,062,771

		157,832,388

Insurance—6.7%
ACE, Ltd.	897,278	103,079,297
Chubb Corp. (The)	709,612	73,423,554
Marsh & McLennan Cos., Inc.	1,617,051	92,559,999

		269,062,850

IT Services—5.9%
Accenture plc - Class A	1,119,701	100,000,496
Automatic Data Processing, Inc.	1,151,771	96,023,148
International Business Machines Corp.	245,444	39,379,036

		235,402,680

Leisure Products—1.0%
Mattel, Inc. (a)	1,282,980	39,701,816

Media—1.5%
Walt Disney Co. (The)	629,429	59,285,917

Multi-Utilities—1.1%
Dominion Resources, Inc.	585,557	45,029,333

Oil, Gas & Consumable Fuels—7.9%
BG Group plc	4,823,669	64,206,566
Chevron Corp.	875,128	98,171,859
Enbridge, Inc.	1,140,095	58,612,284
Exxon Mobil Corp.	1,008,316	93,218,814

		314,209,523

Pharmaceuticals—8.4%
Johnson & Johnson	934,356	97,705,607
Merck & Co., Inc.	1,718,464	97,591,571
Pfizer, Inc.	1,705,319	53,120,687
Roche Holding AG	326,873	88,595,809

		337,013,674

Real Estate Investment Trusts—1.3%
Public Storage	273,960	50,641,506

Road & Rail—1.9%
Canadian National Railway Co.	1,091,210	75,158,051

Software—4.7%
Microsoft Corp.	2,156,212	100,156,048
Oracle Corp.	1,960,324	88,155,770

		188,311,818

Specialty Retail—5.2%
Lowe’s Cos., Inc.	1,286,117	88,484,849
TJX Cos., Inc. (The)	1,745,165	119,683,416

		208,168,265

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—2.4%
NIKE, Inc. - Class B	1,018,089	$97,889,257

Total Common Stocks (Cost $3,464,463,206)		3,967,950,070

Convertible Bond—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (c)
Escrow (Cost $0)	5,844,000	0

Short-Term Investments—2.7%

Mutual Fund—2.0%
State Street Navigator Securities Lending MET Portfolio (b)	79,976,199	79,976,199

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/14 at 0.000% to be repurchased at $27,742,452 on 01/02/15, collateralized by $28,700,000 U.S. Treasury Note at 0.750% due 03/31/18 with a value of $28,299,233.	27,742,452	27,742,452

Total Short-Term Investments (Cost $107,718,651)		107,718,651

Total Investments—101.9% (Cost $3,572,181,857) (d)		4,075,668,721
Other assets and liabilities (net)—(1.9)%		(77,459,534)

Net Assets—100.0%		$3,998,209,187

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2014, the market value of securities loaned was $126,725,559 and the collateral received consisted of cash in the amount of $79,976,199 and non-cash collateral with a value of $50,597,079. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2014, this security represents 0.0% of net assets.
(d)	As of December 31, 2014, the aggregate cost of investments for federal income tax purposes was $3,573,527,689. The aggregate unrealized appreciation and depreciation of investments were $579,119,107 and $(76,978,075), respectively, resulting in net unrealized appreciation of $502,141,032 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$402,953,342	$—	$—	$402,953,342
Air Freight & Logistics	127,762,678	—	—	127,762,678
Banks	128,469,638	—	—	128,469,638
Beverages	102,117,936	141,432,452	—	243,550,388
Biotechnology	68,465,550	—	—	68,465,550
Capital Markets	71,485,541	—	—	71,485,541
Chemicals	168,390,065	—	—	168,390,065
Electrical Equipment	48,995,039	—	—	48,995,039
Energy Equipment & Services	52,526,979	—	—	52,526,979
Food & Staples Retailing	178,364,244	—	—	178,364,244
Health Care Equipment & Supplies	90,596,777	—	—	90,596,777
Health Care Providers & Services	220,450,802	—	—	220,450,802
Hotels, Restaurants & Leisure	88,231,949	—	—	88,231,949
Household Products	157,832,388	—	—	157,832,388
Insurance	269,062,850	—	—	269,062,850
IT Services	235,402,680	—	—	235,402,680
Leisure Products	39,701,816	—	—	39,701,816
Media	59,285,917	—	—	59,285,917
Multi-Utilities	45,029,333	—	—	45,029,333
Oil, Gas & Consumable Fuels	250,002,957	64,206,566	—	314,209,523
Pharmaceuticals	248,417,865	88,595,809	—	337,013,674
Real Estate Investment Trusts	50,641,506	—	—	50,641,506
Road & Rail	75,158,051	—	—	75,158,051
Software	188,311,818	—	—	188,311,818
Specialty Retail	208,168,265	—	—	208,168,265
Textiles, Apparel & Luxury Goods	97,889,257	—	—	97,889,257
Total Common Stocks	3,673,715,243	294,234,827	—	3,967,950,070
Total Convertible Bond*	—	—	0	0
Short-Term Investments
Mutual Fund	79,976,199	—	—	79,976,199
Repurchase Agreement	—	27,742,452	—	27,742,452
Total Short-Term Investments	79,976,199	27,742,452	—	107,718,651
Total Investments	$3,753,691,442	$321,977,279	$—	$4,075,668,721

Collateral for securities loaned (Liability)	$—	$(79,976,199)	$—	$(79,976,199)

*	See Schedule of Investments for additional detailed categories.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2014

Fair Value Hierarchy—(Continued)

As of December 31, 2014, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2013 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2014 have not been presented.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value (a) (b)	$4,075,668,721
Cash denominated in foreign currencies (c)	199,588
Receivable for:
Fund shares sold	55,655
Dividends	7,241,779
Prepaid expenses	10,490

Total Assets	4,083,176,233
Liabilities
Due to custodian	2,474
Collateral for securities loaned	79,976,199
Payables for:
Fund shares redeemed	2,494,479
Accrued expenses:
Management fees	1,895,903
Distribution and service fees	271,055
Deferred trustees’ fees	63,426
Other expenses	263,510

Total Liabilities	84,967,046

Net Assets	$3,998,209,187

Net assets consist of:
Paid in surplus	$2,119,873,920
Undistributed net investment income	64,851,237
Accumulated net realized gain	1,310,188,642
Unrealized appreciation on investments and foreign currency transactions	503,295,388

Net Assets	$3,998,209,187

Net Assets
Class A	$2,352,117,269
Class B	693,714,924
Class E	952,376,994
Capital Shares Outstanding*
Class A	54,535,023
Class B	16,211,626
Class E	22,214,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.13
Class B	42.79
Class E	42.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $126,725,559.
(b)	Identified cost of investments was $3,572,181,857.
(c)	Identified cost of cash denominated in foreign currencies was $199,786.

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends (a)	$93,557,857
Securities lending income	407,085

Total investment income	93,964,942
Expenses
Management fees	28,204,259
Administration fees	92,927
Custodian and accounting fees	427,864
Distribution and service fees—Class B	1,759,579
Distribution and service fees—Class E	1,470,136
Audit and tax services	39,404
Legal	47,704
Trustees’ fees and expenses	40,288
Shareholder reporting	523,303
Insurance	25,246
Miscellaneous	32,145

Total expenses	32,662,855
Less management fee waiver	(5,550,463)
Less broker commission recapture	(7,292)

Net expenses	27,105,100

Net Investment Income	66,859,842

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,290,627,911
Foreign currency transactions	(145,965)

Net realized gain	1,290,481,946

Net change in unrealized depreciation on:
Investments	(954,910,533)
Foreign currency transactions	(264,995)

Net change in unrealized depreciation	(955,175,528)

Net realized and unrealized gain	335,306,418

Net Increase in Net Assets From Operations	$402,166,260

(a)	Net of foreign withholding taxes of $1,226,569.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,859,842	$25,872,241
Net realized gain	1,290,481,946	346,285,698
Net change in unrealized appreciation (depreciation)	(955,175,528)	760,937,286

Increase in net assets from operations	402,166,260	1,133,095,225

From Distributions to Shareholders
Net investment income
Class A	(16,548,559)	(31,490,128)
Class B	(3,364,228)	(8,152,158)
Class E	(5,632,049)	(12,388,595)
Net realized capital gains
Class A	(197,771,508)	(37,609,908)
Class B	(60,905,856)	(11,674,923)
Class E	(84,758,861)	(16,474,748)

Total distributions	(368,981,061)	(117,790,460)

Decrease in net assets from capital share transactions	(196,634,254)	(490,709,115)

Total increase (decrease) in net assets	(163,449,055)	524,595,650

Net Assets
Beginning of period	4,161,658,242	3,637,062,592

End of period	$3,998,209,187	$4,161,658,242

Undistributed net investment income
End of period	$64,851,237	$25,357,882

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Class A
Sales	5,235,838	$206,387,319	2,486,744	$92,199,353
Reinvestments	5,529,414	214,320,067	1,979,376	69,100,036
Redemptions	(11,868,178)	(483,397,690)	(12,006,298)	(452,672,435)

Net decrease	(1,102,926)	$(62,690,304)	(7,540,178)	$(291,373,046)

Class B
Sales	271,312	$11,082,666	472,141	$18,005,282
Reinvestments	1,668,486	64,270,084	571,221	19,827,081
Redemptions	(3,026,976)	(123,933,245)	(3,096,663)	(116,991,585)

Net decrease	(1,087,178)	$(48,580,495)	(2,053,301)	$(79,159,222)

Class E
Sales	593,695	$24,057,156	1,157,229	$43,504,691
Reinvestments	2,343,555	90,390,910	830,600	28,863,343
Redemptions	(4,887,386)	(199,811,521)	(5,090,245)	(192,544,881)

Net decrease	(1,950,136)	$(85,363,455)	(3,102,416)	$(120,176,847)

Decrease derived from capital shares transactions		$(196,634,254)		$(490,709,115)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.97	$33.21	$29.67	$31.25	$28.17

Income (Loss) from Investment Operations
Net investment income (a)	0.72	0.28	0.48	0.33	0.28
Net realized and unrealized gain (loss) on investments	3.41	10.64	3.33	(1.56)	3.09

Total from investment operations	4.13	10.92	3.81	(1.23)	3.37

Less Distributions
Distributions from net investment income	(0.31)	(0.53)	(0.27)	(0.35)	(0.29)
Distributions from net realized capital gains	(3.66)	(0.63)	0.00	0.00	0.00

Total distributions	(3.97)	(1.16)	(0.27)	(0.35)	(0.29)

Net Asset Value, End of Period	$43.13	$42.97	$33.21	$29.67	$31.25

Total Return (%) (b)	10.63	33.70	12.86	(4.03)	12.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.73	0.73	0.73
Net ratio of expenses to average net assets (%) (c) (d)	0.59	0.67	0.68	0.68	0.68
Ratio of net investment income to average net assets (%)	1.74	0.74	1.50	1.06	0.99
Portfolio turnover rate (%)	105	11	16	19	19
Net assets, end of period (in millions)	$2,352.1	$2,391.0	$2,098.2	$2,040.4	$2,412.4

	Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.66	$32.98	$29.46	$31.04	$28.00

Income (Loss) from Investment Operations
Net investment income (a)	0.61	0.18	0.40	0.24	0.21
Net realized and unrealized gain (loss) on investments	3.38	10.57	3.31	(1.54)	3.06

Total from investment operations	3.99	10.75	3.71	(1.30)	3.27

Less Distributions
Distributions from net investment income	(0.20)	(0.44)	(0.19)	(0.28)	(0.23)
Distributions from net realized capital gains	(3.66)	(0.63)	0.00	0.00	0.00

Total distributions	(3.86)	(1.07)	(0.19)	(0.28)	(0.23)

Net Asset Value, End of Period	$42.79	$42.66	$32.98	$29.46	$31.04

Total Return (%) (b)	10.35	33.36	12.62	(4.27)	11.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (c) (d)	0.84	0.92	0.93	0.93	0.93
Ratio of net investment income to average net assets (%)	1.49	0.49	1.25	0.80	0.75
Portfolio turnover rate (%)	105	11	16	19	19
Net assets, end of period (in millions)	$693.7	$738.0	$638.2	$631.4	$593.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.74	$33.03	$29.51	$31.09	$28.04

Income (Loss) from Investment Operations
Net investment income (a)	0.65	0.22	0.43	0.28	0.24
Net realized and unrealized gain (loss) on investments	3.38	10.60	3.31	(1.55)	3.06

Total from investment operations	4.03	10.82	3.74	(1.27)	3.30

Less Distributions
Distributions from net investment income	(0.24)	(0.48)	(0.22)	(0.31)	(0.25)
Distributions from net realized capital gains	(3.66)	(0.63)	0.00	0.00	0.00

Total distributions	(3.90)	(1.11)	(0.22)	(0.31)	(0.25)

Net Asset Value, End of Period	$42.87	$42.74	$33.03	$29.51	$31.09

Total Return (%) (b)	10.45	33.53	12.70	(4.18)	11.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87	0.88	0.88	0.88
Net ratio of expenses to average net assets (%) (c) (d)	0.74	0.82	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.59	0.59	1.34	0.90	0.85
Portfolio turnover rate (%)	105	11	16	19	19
Net assets, end of period (in millions)	$952.4	$1,032.7	$900.7	$935.4	$1,016.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on average net assets was 0.03% for the year ended December 31, 2014 (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. On February 3, 2014, Wellington Management Company, LLP succeeded Davis Selected Advisers, L.P. as the subadviser to the Portfolio and the name of the Portfolio was changed from the Davis Venture Value Portfolio to the WMC Core Equity Opportunities Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2014 through the date the financial statements were issued. The Portfolio is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MSF-13

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of a security by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-14

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (REITs), return of capital adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2014, the Portfolio had investments in repurchase agreements with a gross value of $27,742,452, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2014.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2014 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2014 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2014.

MSF-15

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$4,171,782,930	$0	$4,506,005,132

During the year ended December 31, 2014, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $6,730,944 in purchases of investments, which are included above.

MSF-16

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2014	% per annum	Average Daily Net Assets
$28,204,259	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective February 3, 2014, Wellington Management Company, LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to February 3, 2014, Davis Selected Advisers, L.P. was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period February 3, 2014 through April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.070%	$3 billion to $4.5 billion
0.095%	Over $4.5 billion

Prior to February 3, 2014 the Adviser had agreed, for the period April 29, 2013 to February 2, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

Amounts waived for the year ended December 31, 2014 amounted to $4,226,677 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Effective February 3, 2014, the Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,323,786 was waived in the aggregate for the year ended December 31, 2014 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net

MSF-17

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2014—(Continued)

assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2014 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2014 and 2013 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$39,349,902	$52,030,881	$329,631,159	$65,759,579	$368,981,061	$117,790,460

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$141,177,520	$1,235,271,618	$501,949,556	$—	$1,878,398,694

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Core Equity Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Core Equity Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Core Equity Opportunities Portfolio of Metropolitan Series Fund, as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2015

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

Management of the Trusts

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (48)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	77	Various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (55)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	77	Trustee, MIST Trust** Director, International Truck Leasing Corp.

Robert J. Boulware (58)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	77	Trustee, MIST Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (62)	Trustee	Indefinite; From April 2012 to present	Private Investor.	77	Trustee MIST Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds**.

Nancy Hawthorne (63)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	77	Trustee, MIST Trust**; Director, THL Credit, Inc.,** Director, Avid Technology, Inc.**

Barbara A. Nugent (58)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	77	Trustee, MIST Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Keith M. Schappert (63)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting, LLC (asset management consulting)	77	Trustee, MIST Trust,** Director, The Commonfund for Nonprofit Organizations; until 2011, Director Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (67)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	77	Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (48)	Trustee	Indefinite; From May 2009 to present	Private Investor	77	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (48)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Kristi Slavin (41)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (59)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (60)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (51)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (62)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 47 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MSF-21

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 19-20, 2014 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year. The Board also met in person with personnel of the Adviser on September 16, 2014 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Lipper Inc. (“Lipper”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Lipper reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The following discuses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above throughout the year.

The Board also noted that each of the investment, compliance and legal staffs of the Adviser conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the report prepared by Lipper, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report.

MSF-22

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Lipper reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Lipper report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Lipper selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board noted that applicable sub-advisory fees for the Portfolios are paid by the Adviser out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio). At the November Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement relating to the Portfolio. The Sub-Advisory Agreement for the Portfolio was not up for renewal at the November Meeting because it had previously been approved by the Board, including a majority of the Independent Trustees, in connection with the Portfolio’s change in Sub-Adviser to Wellington Management Company LLP, effective February 2014. The following outlines certain of the specific factors that the Board considered and the conclusions reached in relation to the Advisory Agreement with the Adviser regarding the Portfolio. These specific factors are in addition to the considerations that are discussed above.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2014. The Board

MSF-23

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended October 31, 2014. The Board took into account management’s discussion of the Portfolio’s performance. The Board also noted the Sub-Adviser change in February 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had agreed to waive fees and/or reimburse expenses during the past year.

MSF-24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Keith M. Schappert, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2013 and December 31, 2014 were $1,100,510 and $1,282,887, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2013 and December 31, 2014, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2013 and December 31, 2014 were $210,580 and $167,895, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2014 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2013.

During the fiscal years ended December 31, 2013 and December 31, 2014, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2013 and December 31, 2014 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2013 and December 31, 2014, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2013 and 2014 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: March 6, 2015

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: March 6, 2015